UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-08361

Goldman Sachs Variable Insurance Trust

(Exact name of registrant as specified in charter)

71 South Wacker Drive, Chicago, Illinois 60606-6303

(Address of principal executive offices) (Zip code)

Caroline Kraus

Goldman Sachs & Co. LLC

200 West Street

New York, NY 10282

Copies to:

Geoffrey R.T. Kenyon, Esq.

Dechert LLP

One International Place, 40th Floor

100 Oliver Street

Boston, MA 02110-2605

(Name and address of agents for service)

Registrant’s telephone number, including area code: (312) 655-4400

Date of fiscal year end: December 31

Date of reporting period: December 31, 2019

ITEM 1.	REPORTS TO STOCKHOLDERS.

The Annual Reports to Shareholders are filed herewith.

Goldman

Sachs Variable Insurance Trust

Goldman Sachs

Global Trends

Allocation Fund

Beginning on or after January 1, 2021, you may not receive paper copies of the Fund’s annual and semi-annual shareholder reports from the insurance company that offers your variable insurance contract or your financial intermediary, unless you specifically request paper copies of the reports from the insurance company or from your financial intermediary. Instead, the reports will be made available on a website, and you will be notified by mail each time a report is posted and provided with a website link to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. At any time, you may elect to receive reports and certain communications from the insurance company electronically by contacting your insurance company or your financial intermediary.

You may elect to receive all future shareholder reports in paper free of charge. You can inform the insurance company or your financial intermediary that you wish to receive paper copies of reports. Your election to receive reports in paper will apply to all Goldman Sachs Funds available under your contract and may apply to all funds held with your financial intermediary.

Annual Report

December 31, 2019

GOLDMAN SACHS VARIABLE INSURANCE TRUST GLOBAL TRENDS ALLOCATION FUND

INVESTMENT OBJECTIVE

The Fund seeks total return while seeking to provide volatility management.

Portfolio Management Discussion and Analysis

Effective April 30, 2019, the components of the Goldman Sachs Variable Insurance Trust — Goldman Sachs Global Trends Allocation Fund’s (the “Fund”) performance benchmark changed from 60% MSCI World Index (Net, USD, Unhedged) and 40% Bloomberg Barclays U.S. Aggregate Bond Index to 60% MSCI World Index (Net, USD, Hedged) and 40% Bloomberg Barclays U.S. Treasury Composite Index (Total Return, Unhedged, USD). No modifications in the Fund’s investment objective or its principal investment strategy were made in connection with this change.

Below, the Goldman Sachs Quantitative Investment Strategies (“QIS”) Team discusses the Fund’s performance and positioning for the 12-month period ended December 31, 2019 (the “Reporting Period”).

How did the Fund perform during the Reporting Period?

During the Reporting Period, the Fund’s Institutional and Service Shares generated average annual total returns of 12.29% and 11.94%, respectively. These returns compare to the 19.64% average annual total return of the Fund’s blended benchmark, the Global Trends Allocation Composite Index (the “Index”), during the same time period. The components of the Fund’s blended benchmark, which is 60% the MSCI World Index (Net, USD, Hedged) and 40% the Bloomberg Barclays U.S. Treasury Composite Index (Total Return, Unhedged, USD), generated average annual total returns of 28.43% and 6.86%, respectively, during the same time period.

To compare, the Fund’s previous blended benchmark returned 20.01% during the Reporting Period. Its components, the MSCI World Index (Net, Hedged, USD) and the Bloomberg Barclays U.S. Aggregate Bond Index, generated average annual total returns of 28.43% and 8.72%, respectively, during the same time period.

Importantly, during the Reporting Period, the Fund’s overall annualized volatility (which is measured versus the S&P 500® Index) was 4.25%, less than the S&P 500® Index’s annualized volatility of 12.34% during the same time period.

What economic and market factors most influenced the Fund during the Reporting Period?

During the Reporting Period, the performance of the capital markets and the Fund were influenced most by economic growth expectations, central bank monetary policy and geopolitical events.

Global equity markets rallied during 2019, rebounding from weakness experienced in 2018. The gains were largely supported by the accommodative stance of the various central banks and by investors’ anticipation that the U.S. China trade war and Brexit negotiations would be resolved. (Brexit is the popular term for the U.K.’s path out of the European Union.)

In the U.S., stocks advanced at the start of the Reporting Period, almost completely recovering from a sell-off at the end of 2018. After four gradual interest rate hikes in 2018, the U.S. Federal Reserve (the “Fed”) cut interest rates three times in 2019 in an effort to keep the U.S. economic expansion intact amid trade uncertainties. The trade war between the U.S. and China pressured macroeconomic indicators throughout the first half of the calendar year but did little to suppress a resilient consumer, which ultimately outweighed manufacturing weakness. By the fourth quarter of 2019, U.S. stock returns accelerated with an uptick of U.S. manufacturing and service sector business surveys as well as a consistently strong labor market. The U.S. added more than 200,000 jobs in November 2019, double the break-even pace of long-term job growth. These developments helped restore market confidence, while fundamentals of low core inflation, contained financial imbalance and reduced drag of a trade war fended off imminent recession risk.

In Europe, equities witnessed their best annual performance since 2009, with the STOXX® Europe 600 Index hitting a four-year high in November 2019 and then reaching a new high in late December 2019. During September 2019, the European Central Bank (“ECB”) restarted its quantitative easing measures. The ECB’s multi-dimensional monetary stimulus package is aimed at addressing slowing Eurozone economic growth through deposit rate cuts and the reinstitution of asset purchases. During October 2019, the European Union and the U.K. agreed to a “flextension” arrangement until January 2020 under which the U.K. would be able to leave the European Union earlier than the deadline if a withdrawal agreement was ratified by the European and British Parliaments in time. Brexit negotiations took a turn for the better when the Conservative party won a comfortable majority in the

GOLDMAN SACHS VARIABLE INSURANCE TRUST GLOBAL TRENDS ALLOCATION FUND

mid-December 2019 U.K. Parliamentary elections, clearing the way for the U.K. Prime Minister’s Brexit deal to be ratified before the Article 50 deadline expires on January 31, 2020.

Japanese equities suffered collateral damage from the stand-off between the U.S. and China — two of Japan’s largest trade partners. Japanese equities were also sensitive to weaker global industrial demand during the Reporting Period. However, the Japanese equity market was supported by a recovering domestic economy, stronger capital spending and resilient domestic demand. In the second quarter of 2019, Japan’s nominal Gross Domestic Product hit a record 557.8 trillion yen. In an effort to achieve more fair and reciprocal trade, the U.S. and Japan signed a limited trade deal on agriculture and digital trade in October 2019, a deal that covers about $55 billion worth of commerce between the two economies.

As for emerging markets equities, they were pressured for most of the Reporting Period by continued weakness in Chinese macro data and persistent uncertainty regarding U.S.-China trade talks. They surged during the fourth quarter of 2019, posting a double-digit gain for the Reporting Period overall, as trade tensions declined. In October 2019, the U.S. and China settled on the framework of a “Phase One” deal, with the two sides reaching an agreement in principle on the details in mid-December. The timing of the agreement avoided a proposed tariff hike, scheduled for December 15th, and included a 50% rollback of a September 2019 tariff increase. China also promised to address U.S. concerns about intellectual property practices.

Fixed income, spread, or non-government bond, sectors broadly advanced during the first quarter of 2019, when the Reporting Period began, as dovish pivots by global central banks boosted investor sentiment and helped fuel rallies in both sovereign government bonds and riskier segments of the fixed income market. (Dovish tends to suggest lower interest rates; opposite of hawkish.) Notably, high yield corporate bonds recorded their strongest start to a calendar year on record. The Fed kept its monetary policy unchanged during the first calendar quarter, with its dot plot projecting no interest rate hikes at all during 2019. (The “dot plot” shows interest rate projections of the members of the Federal Open Market Committee.) Meanwhile, the ECB extended its forward guidance, noting that its interest rates would remain unchanged through 2019. Other developed markets’ central banks—namely, those of Australia, New Zealand and Switzerland — also turned dovish. The U.S. economy continued to benefit from strength in household consumption, which was underpinned by a healthy labor market. The U.S. dollar strengthened relative to many major currencies during the first quarter of 2019.

In the second calendar quarter, most spread sectors recorded gains. The quarter started off on a positive note in April 2019, as developed markets’ central banks kept monetary policy unchanged. In the U.S., the Fed noted that inflation softness might be due to “transitory factors.” The Bank of Japan clarified its forward guidance to signal unchanged monetary policy through the spring of 2020, while the Bank of England (“BoE”) maintained its guidance around interest rate hikes occurring at a gradual pace and to a limited extent. Meanwhile, statements by Sweden’s Riksbank and the Bank of Canada were also somewhat dovish, as they generally focused on risks arising from slower global economic growth. However, in May 2019, spread sectors were challenged by the escalation of U.S.-China trade tensions. That same month, market speculation about possible 2019 Fed rate cuts increased due to an accumulation of factors, including soft inflation, weakness in U.S. economic data, continued global economic growth headwinds from unresolved U.S.-China trade negotiations and weakness in the manufacturing sector. During June 2019, spread sector performance improved on raised prospects of ongoing monetary policy accommodation by global central banks, particularly by the Fed. At its June meeting, the U.S. central bank left interest rates unchanged, but eight of the 12 members on the Federal Open Market Committee projected rate cuts during the 2019 calendar year. In Europe, a dovish speech by outgoing ECB President Mario Draghi signaled forthcoming easing. The U.S. dollar weakened versus many major currencies during the second quarter of 2019.

In the third quarter of 2019, spread sectors generally produced positive returns. Investment grade bonds ended the quarter relatively unchanged, but high yield corporate bonds, agency mortgage-backed securities, external emerging markets debt and local emerging markets debt all notched gains. The outlook for global economic growth appeared to hinge on the outcome of U.S.-China trade negotiations and whether the services sector and household consumption would remain resilient in the face of a continued slowdown in global trade, investment and manufacturing activity. Regarding monetary policy, global central bank easing gained momentum during the third calendar quarter. In July 2019, the Fed delivered its first short-term interest rate cut since 2008, though Fed Chair Jerome Powell described it as a “mid-cycle adjustment.” Policymakers implemented another rate cut in September and announced they would stop trimming the Fed’s balance sheet. Elsewhere, the ECB delivered a package that included a rate cut, resumption of asset purchases, strengthened forward guidance and a tiering mechanism for bank deposits subject to negative interest rates. Emerging markets monetary policy was also broadly dovish, most notably in Turkey where its central bank lowered interest rates in July 2019 and again in September.

During the fourth quarter of 2019, spread sectors posted gains. Accommodative central bank policy, improved investor sentiment toward risk assets, a general election victory for the Conservative Party in the U.K., and the announcement of a “Phase One” trade

GOLDMAN SACHS VARIABLE INSURANCE TRUST GLOBAL TRENDS ALLOCATION FUND

deal between the U.S. and China bolstered spread sector performance. High yield corporate bonds performed particularly well, logging one of their best quarters since 2016. Near the end of October, the Fed cut short-term interest rates for a third time in 2019 and replaced a comment in its statement to “act as appropriate” with a more neutral comment that indicated its policy path would be dependent on the evolution of data and trade developments. In Europe, new ECB president Christine Lagarde’s first public address pointed to policy continuity, as it called for “a new European policy mix” that includes fiscal policy, which she believes could enable monetary policy to achieve its goal “faster and with fewer side effects.”

What key factors were responsible for the Fund’s performance during the Reporting Period?

The Fund primarily seeks to achieve its investment objective by investing in a global portfolio of equity and fixed income asset classes. Under normal market conditions, the Fund expects to invest at least 40% of its assets in equity investments and at least 20% of its assets in fixed income investments. The percentage of the Fund’s portfolio exposed to any asset class or geographic region will vary from time to time as the weightings of the Fund change, and the Fund may not be invested in each asset class at all times.

As part of the Fund’s investment strategy, the Investment Adviser seeks to manage volatility and limit losses by allocating the Fund’s assets away from risky investments in distressed or volatile market environments. Volatility is a statistical measurement of the magnitude of up and down fluctuations in the value of a financial instrument or index. In distressed or volatile market environments, the Fund may also hold significant amounts of U.S. Treasury, short-term or other fixed income investments, including money market funds and repurchase agreements or cash, and at times may invest up to 100% of its assets in such investments.

The Fund continued dynamically allocating across global asset classes during the Reporting Period, using a momentum-based methodology, as it sought total return while also seeking to provide volatility management. Momentum investing seeks growth of capital by gaining exposure to asset classes that have exhibited trends in price performance over selected time periods. In managing the Fund, we use a methodology that evaluates historical three-, six- and nine-month returns, volatilities and correlations across a range of nine global asset classes. Represented by indices, these asset classes include, within the equities category, U.S. large-cap and small-cap, European, Asian, emerging markets and U.K. stocks. Within the fixed income category, the Fund may allocate assets to the U.S., Europe and Japan. The analysis of these asset classes drives the aggregate allocations of the Fund over time. We believe market price momentum — either positive or negative — has significant predictive power.

During the Reporting Period, the Fund’s defensive cash positioning detracted significantly from relative performance, as global equities rebounded from declines suffered in the fourth quarter of 2018. For the same reason, the Fund’s allocation to fixed income diminished relative results. On the positive side, the Fund’s allocations to U.S. large-cap stocks and to European, U.K., Japanese and emerging markets equities added to absolute returns. Allocations to German government bonds, U.S. Treasury securities and Japanese government bonds also bolstered absolute performance. The Fund did not have an allocation to U.S. small-cap equities during the Reporting Period.

What was the Fund’s volatility during the Reporting Period?

As part of our investment approach, we seek to mitigate the Fund’s volatility. As mentioned earlier, for the Reporting Period overall, the Fund’s overall annualized volatility was 4.25%, less than the S&P 500® Index’s annualized volatility of 12.34%.

How was the Fund positioned during the Reporting Period?

During the Reporting Period, we tactically managed the Fund’s allocations across equity and fixed income markets based on the momentum and volatility of these asset classes. At the beginning of the Reporting Period, the Fund’s total assets were allocated 19.3% to equities, 38.3% to fixed income and 42.4% to cash. (Many of these positions were implemented through the use of exchanged-traded index future contracts.) Within the equity category, the Fund had allocations to four of six global equity asset classes. It did not have an allocation to emerging markets equities or U.S. small-cap equities at the beginning of the Reporting Period. As for fixed income, the Fund had allocations to U.S. Treasury securities, German government bonds and Japanese government bonds at the start of the Reporting Period.

In January 2019, we greatly decreased the Fund’s cash position in response to the rally in global equities. At the same time, we significantly increased the Fund’s allocation to U.S. large-cap equities and, to a lesser extent, its allocations to Japanese, European and U.K. stocks. We also substantially increased the Fund’s allocations to fixed income overall.

In February 2019, we eliminated the Fund’s position in cash and further increased its allocations to U.S. large-cap stocks and Japanese equities. We increased its allocation to German government bonds and reduced its allocation to U.S. Treasury securities.

During March 2019, the Fund’s allocations remained relatively unchanged.

GOLDMAN SACHS VARIABLE INSURANCE TRUST GLOBAL TRENDS ALLOCATION FUND

In April 2019, we increased the Fund’s allocations to U.S. large-cap stocks, U.K. equities and European equities. In fixed income, we decreased the Fund’s allocations to U.S. Treasury securities and Japanese government bonds.

In May 2019, we actively sought to manage volatility within the Fund’s equity allocations. Specifically, we reduced the Fund’s allocations to U.S. large-cap stocks, U.K. stocks and European stocks. Within fixed income, we increased the Fund’s allocation to U.S. Treasury securities.

During June 2019, the Fund’s equity allocations stayed relatively unchanged. Within fixed income, we increased the Fund’s allocation to Japanese government bonds and decreased its allocation to German government bonds.

During July 2019, the Fund’s equity allocations stayed relatively unchanged. Within fixed income, we increased the Fund’s allocation to German government bonds and reduced its allocation to U.S. Treasury securities.

In August 2019, we decreased the Fund’s allocation to U.K. equities and increased its allocation to U.S. Treasury securities.

In September 2019, we reduced the Fund’s allocation to U.S. Treasury securities and increased its allocation to European equities.

In October 2019, we increased the Fund’s allocation to Japanese and U.S. large-cap equities. Within fixed income, we significantly increased the Fund’s allocation to U.S. Treasury securities and reduced its allocations to Japanese and German government bonds.

In November 2019, we increased the Fund’s allocation to equities. Specifically, we increased its allocations to U.S. large-cap stocks, European stocks and Japanese stocks. We also added a small allocation to emerging markets equities. Within fixed income, we eliminated the Fund’s allocation to Japanese government bonds, reduced its allocation to U.S. Treasury securities and increased its allocation to German government bonds.

During December 2019, we further increased the Fund’s allocation to equities, boosting its allocation to U.S. large-cap stocks and, to a lesser extent, to Japanese equities. Within fixed income, we eliminated the Fund’s allocation to German government bonds.

How did the Fund use derivatives and similar instruments during the Reporting Period?

During the Reporting Period, the Fund employed exchange-traded index futures contracts to gain exposure to U.S. large-cap stocks; the European, Japanese and U.K. equity markets; and U.S., Japanese and German government bonds. On an absolute basis, the use of these instruments had a positive impact on the Fund’s performance, as the majority of these allocations added to returns.

Were there any changes to the Fund’s portfolio management team during the Reporting Period?

Effective April 30, 2019, Gary Chropuvka no longer served as a portfolio manager of the Fund but remained co-Head of the QIS Team. As of the same date, Matthew Schwab became a portfolio manager of the Fund. By design, all investment decisions for the Fund are performed within a co-lead or team structure, with multiple subject matter experts. This strategic decision making has been the cornerstone of our approach and ensures continuity in the Fund. At the end of the Reporting Period, the portfolio managers for the Fund were Federico Gilly, Oliver Bunn and Matthew Schwab.

What is the Fund’s tactical asset allocation view and strategy for the months ahead?

At the end of the Reporting Period, the Fund’s total assets were allocated 80.0% to equities, 20.0% to fixed income and 0% to cash. (Many of these positions were implemented through the use of exchanged-traded index future contracts.) Within the equity allocation, the Fund continued to have significant exposure to U.S. large-cap stocks and, to a lesser extent, to European, Japanese, U.K. and emerging markets equities. Within the fixed income allocation, the Fund had substantial exposure to U.S. Treasury securities. At the end of the Reporting Period, the Fund had no exposure to U.S. small-cap stocks, Japanese government bonds and German government bonds.

Going forward, we intend to position the Fund to provide exposure to price momentum from among nine underlying asset classes, while dynamically managing the volatility, or risk, of the overall portfolio. In general, the Fund seeks to maintain a strategic allocation of 60% of its assets in equity investments and 40% of its assets in fixed income investments. The Fund may deviate from these strategic allocations in order to allocate a greater percentage to asset classes with strong momentum and to reduce its allocation to assets with weak momentum. When volatility increases, our goal is to preserve capital by proportionally increasing the Fund’s cash exposure and reducing its exposure to riskier asset classes. There is no guarantee the Fund’s dynamic management strategy will cause it to achieve its investment objective.

GOLDMAN SACHS VARIABLE INSURANCE TRUST GLOBAL TRENDS ALLOCATION FUND

Index Definitions

Bloomberg Barclays U.S. Aggregate Bond Index represents an unmanaged diversified portfolio of fixed income securities, including U.S. Treasuries, investment-grade corporate bonds and mortgage-backed and asset-backed securities.

Bloomberg Barclays U.S. Treasury Composite Index measures U.S. dollar-denominated, fixed-rate, nominal debt issued by the U.S. Treasury. Treasury bills are excluded by the maturity constraint.

MSCI World Index is a broad global equity index that represents large and mid-cap equity performance across 23 developed markets countries. It covers approximately 85% of the free float-adjusted market capitalization in each country.

S&P 500® Index is a U.S. stock market index based on the market capitalizations of 500 large companies having common stock listed on the New York Stock Exchange or NASDAQ. The S&P 500® Index components and their weightings are determined by S&P Dow Jones Indices.

STOXX® Europe 600 Index derived from the STOXX® Europe Total Market Index and is a subset of the STOXX® Global 1800 Index. With a fixed number of 600 components, the STOXX® Europe 600 Index represents large, mid and small capitalization companies across 17 countries of the European region.

It is not possible to invest directly in an unmanaged index.

FUND BASICS

Global Trends Allocation Fund

as of December 31, 2019

FUND COMPOSITION1

[1]

The percentage shown for each investment category reflects the value of investments in that category as a percentage of net assets. Figures in the above graph may not sum to 100% due to the exclusion of other assets and liabilities. The underlying composition of exchange traded funds and investment companies held by the Fund are not reflected in the graph above. Consequently, the Fund’s overall composition may differ from the percentages contained in the graph above. The graph depicts the Fund’s investments but may not represent the Fund’s market exposure due to the exclusion of certain derivatives, if any, as listed in the Additional Investment Information section of the Schedule of Investments.

For more information about your Fund, please refer to www.GSAMFUNDS.com. There, you can learn more about your Portfolio’s investment strategies, holdings, and performance.

GOLDMAN SACHS VARIABLE INSURANCE TRUST GLOBAL TRENDS ALLOCATION FUND

Performance Summary

December 31, 2019

The following graph shows the value, as of December 31, 2019, of a $10,000 investment made on April 16, 2012 (commencement of the Fund’s operations) in Service Shares at NAV. For comparative purposes, the performance of the Fund’s benchmark, the Global Trends Allocation Composite Index, (comprised of the Morgan Stanley Capital International (MSCI) World Index (Net, USD, Hedged) (60%) and the Bloomberg Barclays U.S. Treasury Composite Index (Total Return, USD, Unhedged) (40%)) is shown. The Fund’s former benchmark (comprised of the MSCI World Index (Net, USD, Unhedged) (60%) and the Bloomberg Barclays U.S. Aggregate Bond Composite Index (40%)) is also shown. Performance reflects applicable fee waivers and/or expense limitations in effect during the periods shown and in their absence, performance would be reduced. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. The returns set forth below represent past performance. Past performance does not guarantee future results. The Fund’s investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted below. Please visit our web site at www.GSAMFUNDS.com to obtain the most recent month-end returns.

Global Trends Allocation Fund’s Lifetime Performance

Performance of a $10,000 investment, with distributions reinvested, from April 16, 2012 through December 31, 2019.

Average Annual Total Return through December 31, 2019	One Year	Five Years	Since Inception
Institutional (Commenced October 16, 2013)	12.29%	3.81%	4.27%
Service (Commenced April 16, 2012)	11.94%	3.54%	5.01%

GOLDMAN SACHS VARIABLE INSURANCE TRUST GLOBAL TRENDS ALLOCATION FUND

Schedule of Investments

December 31, 2019

Shares	Description	Value

Exchange Traded Funds – 28.6%
227,100	iShares Core MSCI Emerging Markets ETF	$12,208,896
138,944	iShares Core S&P 500 ETF	44,912,259
140,400	Vanguard S&P 500 ETF	41,530,320

TOTAL EXCHANGE TRADED FUNDS
(Cost $72,452,635)		$98,651,475

Shares	Dividend Rate	Value

Investment Companies(a) – 54.7%
Goldman Sachs Financial Square Government Fund — Institutional Shares
103,730,960	1.638%	$103,730,960
Goldman Sachs Financial Square Treasury Obligations Fund — Institutional Shares
42,695,096	1.593	42,695,096
Goldman Sachs Financial Square Treasury Solutions Fund — Institutional Shares
42,695,096	1.560	42,695,096

TOTAL INVESTMENT COMPANIES
(Cost $189,121,152)		$189,121,152

TOTAL INVESTMENTS – 83.3%
(Cost $261,573,787)		$287,772,627

OTHER ASSETS IN EXCESS OF LIABILITIES – 16.7%		57,722,884

NET ASSETS – 100.0%		$345,495,511

The percentage shown for each investment category reflects the value of investments in that category as a percentage of net assets.

(a)	Represents an Affiliated Issuer.

ADDITIONAL INVESTMENT INFORMATION

FUTURES CONTRACTS — At December 31, 2019, the Fund had the following futures contracts:

Description	Number of Contracts	Expiration Date	Notional Amount	Unrealized Appreciation/ (Depreciation)

Long position contracts:
EURO STOXX 50 Index	967	03/20/2020	$40,447,862	$(19,730)
Euro-Bund	236	03/06/2020	45,224,970	(523,396)
FTSE 100 Index	178	03/20/2020	17,681,052	102,399
S&P 500 E-Mini Index	295	03/20/2020	47,658,725	501,379
TOPIX Index	184	03/12/2020	29,143,988	32,215
U.S. Treasury 10 Year Note	526	03/20/2020	67,459,500	(687,443)

Total Futures Contracts				$(594,576)

8	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS VARIABLE INSURANCE TRUST GLOBAL TRENDS ALLOCATION FUND

Statement of Assets and Liabilities

December 31, 2019

Assets:
Investments in affiliated issuers, at value (cost $189,121,152)	$189,121,152
Investments in unaffiliated issuers, at value (cost $72,452,635)	98,651,475
Cash	47,223,631
Foreign currencies, at value (cost $3,058,354)	3,081,841
Receivables:
Collateral on certain derivative contracts	7,232,620
Fund shares sold	354,383
Dividends	247,998
Reimbursement from investment adviser	29,155

Total assets	345,942,255

Liabilities:
Variation margin on futures	30,336
Payables:
Management fees	168,273
Distribution and Service fees and Transfer Agency fees	78,655
Fund shares redeemed	71,577
Accrued expenses	97,903

Total liabilities	446,744

Net Assets:
Paid-in capital	318,311,605
Total distributable earnings (loss)	27,183,906

NET ASSETS	$345,495,511
Net Assets:
Institutional	$276,945
Service	345,218,566

Total Net Assets	$345,495,511
Shares outstanding $0.001 par value (unlimited shares authorized):
Institutional	22,481
Service	28,060,672
Net asset value, offering and redemption price per share:
Institutional	$12.32
Service	12.30

The accompanying notes are an integral part of these financial statements.	9

GOLDMAN SACHS VARIABLE INSURANCE TRUST GLOBAL TRENDS ALLOCATION FUND

Statement of Operations

For the Fiscal Year Ended December 31, 2019

Investment income:
Dividends — affiliated issuers	$3,999,515
Dividends — unaffiliated issuers	2,096,666

Total investment income	6,096,181

Expenses:
Management fees	2,749,622
Distribution and Service fees — Service Shares	869,476
Professional fees	103,261
Transfer Agency fees(a)	69,605
Custody, accounting and administrative services	62,640
Printing and mailing costs	54,206
Trustee fees	16,370
Shareholder meeting expense	10,091
Other	19,795

Total expenses	3,955,066

Less — expense reductions	(1,031,350)

Net expenses	2,923,716

NET INVESTMENT INCOME	3,172,465

Realized and unrealized gain (loss):
Net realized gain (loss) from:
Investments — unaffiliated issuers	5,219,989
Futures contracts	17,273,643
Foreign currency transactions	(277,774)
Net change in unrealized gain (loss) on:
Investments — unaffiliated issuers	16,235,229
Futures contracts	(1,382,531)
Foreign currency translation	140,397

Net realized and unrealized gain	37,208,953

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$40,381,418

(a) Institutional and Service Shares incurred Transfer Agency fees of $52 and $69,553, respectively.

10	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS VARIABLE INSURANCE TRUST GLOBAL TRENDS ALLOCATION FUND

Statements of Changes in Net Assets

	For the Fiscal Year Ended December 31, 2019	For the Fiscal Year Ended December 31, 2018

From operations:
Net investment income	$3,172,465	$2,585,788
Net realized gain (loss)	22,215,858	(1,891,459)
Net change in unrealized gain (loss)	14,993,095	(18,542,964)

Net increase (decrease) in net assets resulting from operations	40,381,418	(17,848,635)

Distributions to shareholders:
From distributable earnings:
Institutional Shares	(16,100)	(6,273)
Service Shares	(19,290,888)	(9,086,313)

Total distributions to shareholders	(19,306,988)	(9,092,586)

From share transactions:
Proceeds from sales of shares	25,165,924	42,650,408
Reinvestment of distributions	19,306,988	9,092,586
Cost of shares redeemed	(116,140,276)	(35,610,360)

Net increase (decrease) in net assets resulting from share transactions	(71,667,364)	16,132,634

TOTAL DECREASE	(50,592,934)	(10,808,587)

Net Assets:

Beginning of year	396,088,445	406,897,032
End of year	$345,495,511	$396,088,445

The accompanying notes are an integral part of these financial statements.	11

GOLDMAN SACHS VARIABLE INSURANCE TRUST GLOBAL TRENDS ALLOCATION FUND

Financial Highlights

Selected Data for a Share Outstanding Throughout Each Year

	Goldman Sachs Global Trends Allocation Fund
	Institutional Shares
	Year Ended December 31,
	2019	2018	2017	2016	2015

Per Share Data

Net asset value, beginning of year	$11.65	$12.46	$11.33	$10.89	$11.82

Net investment income (loss)(a)	0.15	0.14	0.06	(0.03)	0.01

Net realized and unrealized gain (loss)	1.28	(0.64)	1.46	0.52	(0.67)

Total from investment operations	1.43	(0.50)	1.52	0.49	(0.66)

Distributions to shareholders from net investment income	(0.22)	(0.12)	(0.07)	(0.05)	(0.03)

Distributions to shareholders from net realized gains	(0.54)	(0.19)	(0.32)	—	(0.24)

Total distributions	(0.76)	(0.31)	(0.39)	(0.05)	(0.27)

Net asset value, end of year	$12.32	$11.65	$12.46	$11.33	$10.89

Total return(b)	12.29%	(4.08)%	13.36%	4.49%	(5.52)%

Net assets, end of year (in 000s)	$277	$247	$30	$27	$1,008

Ratio of net expenses to average net assets	0.59%	0.51%	0.68%	0.74%	0.75%

Ratio of total expenses to average net assets	0.89%	0.86%	0.86%	0.89%	0.92%

Ratio of net investment income (loss) to average net assets	1.18%	1.13%	0.46%	(0.25)%	0.12%

Portfolio turnover rate(c)	61%	60%	64%	260%	504%

(a)	Calculated based on the average shares outstanding methodology.
(b)

Assumes investment at the net asset value at the beginning of the year, reinvestment of all distributions, a complete redemption of the investment at the net asset value at the end of the year and no sales or redemption charges (if any). Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares.

(c)

The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

12	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS VARIABLE INSURANCE TRUST GLOBAL TRENDS ALLOCATION FUND

Financial Highlights (continued)

Selected Data for a Share Outstanding Throughout Each Year

	Goldman Sachs Global Trends Allocation Fund
	Service Shares
	Year Ended December 31,
	2019	2018	2017	2016	2015

Per Share Data

Net asset value, beginning of year	$11.64	$12.45	$11.32	$10.88	$11.82

Net investment income (loss)(a)	0.11	0.08	0.03	0.02	(0.02)

Net realized and unrealized gain (loss)	1.28	(0.62)	1.46	0.45	(0.67)

Total from investment operations	1.39	(0.54)	1.49	0.47	(0.69)

Distributions to shareholders from net investment income	(0.19)	(0.08)	(0.04)	(0.03)	(0.01)

Distributions to shareholders from net realized gains	(0.54)	(0.19)	(0.32)	—	(0.24)

Total distributions	(0.73)	(0.27)	(0.36)	(0.03)	(0.25)

Net asset value, end of year	$12.30	$11.64	$12.45	$11.32	$10.88

Total return(b)	11.94%	(4.34)%	13.11%	4.33%	(5.82)%

Net assets, end of year (in 000s)	$345,219	$395,842	$406,867	$353,615	$354,706

Ratio of net expenses to average net assets	0.84%	0.81%	0.93%	1.00%	1.00%

Ratio of total expenses to average net assets	1.14%	1.11%	1.11%	1.13%	1.17%

Ratio of net investment income (loss) to average net assets	0.91%	0.63%	0.21%	0.20%	(0.16)%

Portfolio turnover rate(c)	61%	60%	64%	260%	504%

(a)	Calculated based on the average shares outstanding methodology.
(b)

Assumes investment at the net asset value at the beginning of the year, reinvestment of all distributions, a complete redemption of the investment at the net asset value at the end of the year and no sales or redemption charges (if any). Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares.

(c)

The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

The accompanying notes are an integral part of these financial statements.	13

GOLDMAN SACHS VARIABLE INSURANCE TRUST GLOBAL TRENDS ALLOCATION FUND

Notes to Financial Statements

December 31, 2019

1.    ORGANIZATION

Goldman Sachs Variable Insurance Trust (the “Trust” or “VIT”) is a Delaware statutory trust registered under the Investment Company Act of 1940, as amended (the “Act”), as an open-end management investment company. The Trust includes the Goldman Sachs Global Trends Allocation Fund (the “Fund”). The Fund is a diversified portfolio under the Act offering two classes of shares — Institutional and Service Shares. Shares of the Trust are offered to separate accounts of participating life insurance companies for the purpose of funding variable annuity contracts and variable life insurance policies.

Goldman Sachs Asset Management, L.P. (“GSAM”), an affiliate of Goldman Sachs & Co. LLC (“Goldman Sachs”), serves as investment adviser to the Fund pursuant to a management agreement (the “Agreement”) with the Trust.

2.    SIGNIFICANT ACCOUNTING POLICIES

The financial statements have been prepared in accordance with accounting principles generally accepted in the United States of America (“GAAP”) and require management to make estimates and assumptions that may affect the reported amounts and disclosures. Actual results may differ from those estimates and assumptions. The Fund is an investment company under GAAP and follows the accounting and reporting guidance applicable to investment companies.

A.  Investment Valuation — The Fund’s valuation policy is to value investments at fair value.

B.  Investment Income and Investments — Investment income includes interest income, dividend income, and securities lending income, if any. Interest income is accrued daily and adjusted for amortization of premiums and accretion of discounts. Dividend income is recognized on ex-dividend date or, for certain foreign securities, as soon as such information is obtained subsequent to the ex-dividend date. Non-cash dividends, if any, are recorded at the fair market value of the securities received. Investment transactions are reflected on trade date. Realized gains and losses are calculated using identified cost. Investment transactions are recorded on the following business day for daily net asset value (“NAV”) calculations. Investment income is recorded net of any foreign withholding taxes, less any amounts reclaimable. The Fund may file withholding tax reclaims in certain jurisdictions to recover a portion of amounts previously withheld. Any foreign capital gains tax is accrued daily based upon net unrealized gains, and is payable upon sale of such investments.

For derivative contracts, realized gains and losses are recorded upon settlement of the contract.

C.  Class Allocations and Expenses — Investment income, realized and unrealized gain (loss), if any, and non-class specific expenses of the Fund are allocated daily based upon the proportion of net assets of each class. Non-class specific expenses directly incurred by the Fund are charged to the Fund, while such expenses incurred by the Trust are allocated across the Fund on a straight-line and/or pro-rata basis depending upon the nature of the expenses. Class-specific expenses, where applicable, are borne by the respective share classes and include Distribution and Service and Transfer Agency fees.

D.  Federal Taxes and Distributions to Shareholders — It is the Fund’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended (the “Code”), applicable to regulated investment companies and to distribute each year substantially all of its investment company taxable income and capital gains to its shareholders. Accordingly, the Fund is not required to make any provisions for the payment of federal income tax. Distributions to shareholders are recorded on the ex-dividend date. Income and capital gains distributions, if any, are declared and paid at least annually.

Net capital losses, if any, are carried forward to future fiscal years and may be used to the extent allowed by the Code to offset any future capital gains. Losses that are carried forward will retain their character as either short-term or long-term capital losses. Utilization of capital loss carryforwards will reduce the requirement of future capital gains distributions.

The characterization of distributions to shareholders for financial reporting purposes is determined in accordance with federal income tax rules, which may differ from GAAP. The source of the Fund’s distributions may be shown in the accompanying financial statements as either from distributable earnings or capital. Certain components of the Fund’s net assets on the Statement of Assets and Liabilities reflect permanent GAAP/tax differences based on the appropriate tax character.

E.  Foreign Currency Translation — The accounting records and reporting currency of the Fund are maintained in United States (“U.S.”) dollars. Assets and liabilities denominated in foreign currencies are translated into U.S. dollars using the current exchange

14

GOLDMAN SACHS VARIABLE INSURANCE TRUST GLOBAL TRENDS ALLOCATION FUND

2.    SIGNIFICANT ACCOUNTING POLICIES (continued)

rates at the close of each business day. The effect of changes in foreign currency exchange rates on investments is included within net realized and unrealized gain (loss) on investments. Changes in the value of other assets and liabilities as a result of fluctuations in foreign exchange rates are included in the Statement of Operations within net change in unrealized gain (loss) on foreign currency translation. Transactions denominated in foreign currencies are translated into U.S. dollars on the date the transaction occurred, the effects of which are included within net realized gain (loss) on foreign currency transactions.

3.    INVESTMENTS AND FAIR VALUE MEASUREMENTS

U.S. GAAP defines the fair value of a financial instrument as the amount that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date (i.e., the exit price); the Fund’s policy is to use the market approach. GAAP establishes a fair value hierarchy that prioritizes the inputs to valuation techniques used to measure fair value. The hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements). The levels used for classifying investments are not necessarily an indication of the risk associated with investing in these investments. The three levels of the fair value hierarchy are described below:

Level 1 — Unadjusted quoted prices in active markets that are accessible at the measurement date for identical, unrestricted assets or liabilities;

Level 2 — Quoted prices in markets that are not active or financial instruments for which significant inputs are observable (including, but not limited to, quoted prices for similar investments, interest rates, foreign exchange rates, volatility and credit spreads), either directly or indirectly;

Level 3 — Prices or valuations that require significant unobservable inputs (including GSAM’s assumptions in determining fair value measurement).

The Board of Trustees (“Trustees”) has approved Valuation Procedures that govern the valuation of the portfolio investments held by the Fund, including investments for which market quotations are not readily available. The Trustees have delegated to GSAM day-to-day responsibility for implementing and maintaining internal controls and procedures related to the valuation of the Fund’s investments. To assess the continuing appropriateness of pricing sources and methodologies, GSAM regularly performs price verification procedures and issues challenges as necessary to third party pricing vendors or brokers, and any differences are reviewed in accordance with the Valuation Procedures.

A.  Level 1 and Level 2 Fair Value Investments — The valuation techniques and significant inputs used in determining the fair values for investments classified as Level 1 and Level 2 are as follows:

Equity Securities — Equity securities traded on a U.S. securities exchange or the NASDAQ system, or those located on certain foreign exchanges, including but not limited to the Americas, are valued daily at their last sale price or official closing price on the principal exchange or system on which they are traded. If there is no sale or official closing price or such price is believed by GSAM to not represent fair value, equity securities may be valued at the closing bid price for long positions and at the closing ask price for short positions. To the extent these investments are actively traded, they are classified as Level 1 of the fair value hierarchy, otherwise they are generally classified as Level 2.

Unlisted equity securities for which market quotations are available are valued at the last sale price on the valuation date, or if no sale occurs, at the last bid price for long positions or the last ask price for short positions, and are generally classified as Level 2. Securities traded on certain foreign securities exchanges are valued daily at fair value determined by an independent fair value service (if available) under Valuation Procedures approved by the Trustees and consistent with applicable regulatory guidance. The independent fair value service takes into account multiple factors including, but not limited to, movements in the securities markets, certain depositary receipts, futures contracts and foreign currency exchange rates that have occurred subsequent to the close of the foreign securities exchange. These investments are generally classified as Level 2 of the fair value hierarchy.

15

GOLDMAN SACHS VARIABLE INSURANCE TRUST GLOBAL TRENDS ALLOCATION FUND

Notes to Financial Statements (continued)

December 31, 2019

3.    INVESTMENTS AND FAIR VALUE MEASUREMENTS (continued)

Underlying Funds (including Money Market Funds) — Underlying funds (“Underlying Funds”) include other investment companies and exchange-traded funds (“ETFs”). Investments in the Underlying Funds (except ETFs) are valued at the NAV per share on the day of valuation. ETFs are valued daily at the last sale price or official closing price on the principal exchange or system on which the investment is traded. Because the Fund invests in Underlying Funds that fluctuate in value, the Fund’s shares will correspondingly fluctuate in value. To the extent these investments are actively traded, they are classified as Level 1 of the fair value hierarchy, otherwise they are generally classified as Level 2. For information regarding an Underlying Fund’s accounting policies and investment holdings, please see the Underlying Fund’s shareholder report.

Derivative Contracts — A derivative is an instrument whose value is derived from underlying assets, indices, reference rates or a combination of these factors. The Fund enters into derivative transactions to hedge against changes in interest rates, securities prices, and/or currency exchange rates, to increase total return, or to gain access to certain markets or attain exposure to other underliers. For financial reporting purposes, cash collateral that has been pledged to cover obligations of a Fund and cash collateral received, if any, is reported separately on the Statement of Assets and Liabilities as receivables/payables for collateral on certain derivatives contracts. Non-cash collateral pledged by the Fund, if any, is noted in the Schedule of Investments.

Exchange-traded derivatives, including futures and options contracts, are generally valued at the last sale or settlement price on the exchange where they are principally traded. Exchange-traded options without settlement prices are generally valued at the midpoint of the bid and ask prices on the exchange where they are principally traded (or, in the absence of two-way trading, at the last bid price for long positions and the last ask price for short positions). Exchange-traded derivatives typically fall within Level 1 of the fair value hierarchy. Over-the-counter (“OTC”) and centrally cleared derivatives are valued using market transactions and other market evidence, including market-based inputs to models, calibration to market-clearing transactions, broker or dealer quotations, or other alternative pricing sources. Where models are used, the selection of a particular model to value OTC and centrally cleared derivatives depends upon the contractual terms of, and specific risks inherent in, the instrument, as well as the availability of pricing information in the market. Valuation models require a variety of inputs, including contractual terms, market prices, yield curves, credit curves, measures of volatility, voluntary and involuntary prepayment rates, loss severity rates and correlations of such inputs. For OTC and centrally cleared derivatives that trade in liquid markets, model inputs can generally be verified and model selection does not involve significant management judgment. OTC and centrally cleared derivatives are classified within Level 2 of the fair value hierarchy when significant inputs are corroborated by market evidence.

i. Futures Contracts — Futures contracts are contracts to buy or sell a standardized quantity of a specified commodity or security. Upon entering into a futures contract, the Fund deposits cash or securities in an account on behalf of the broker in an amount sufficient to meet the initial margin requirement. Subsequent payments are made or received by the Fund equal to the daily change in the contract value and are recorded as variation margin receivable or payable with a corresponding offset to unrealized gains or losses.

B.  Level 3 Fair Value Investments — To the extent that significant inputs to valuation models and other alternative pricing sources are unobservable, or if quotations are not readily available, or if GSAM believes that such quotations do not accurately reflect fair value, the fair value of the Fund’s investments may be determined under Valuation Procedures approved by the Trustees. GSAM, consistent with its procedures and applicable regulatory guidance, may make an adjustment to the most recent valuation prices of either domestic or foreign securities in light of significant events to reflect what it believes to be the fair value of the securities at the time of determining the Fund’s NAV. To the extent investments are valued using single source broker quotations obtained directly from the broker or passed through from third party pricing vendors, such investments are classified as Level 3 investments.

16

GOLDMAN SACHS VARIABLE INSURANCE TRUST GLOBAL TRENDS ALLOCATION FUND

3.    INVESTMENTS AND FAIR VALUE MEASUREMENTS (continued)

C.  Fair Value Hierarchy — The following is a summary of the Fund’s investments and derivatives classified in the fair value hierarchy as of December 31, 2019:

Investment Type	Level 1	Level 2	Level 3

Assets
Exchange Traded Funds	$98,651,475	$—	$—
Investment Companies	189,121,152	—	—

Total	$287,772,627	$—	$—

Derivative Type

Assets(a)
Futures Contracts	$635,993	$—	$—

Liabilities(a)
Futures Contracts	$(1,230,569)	$—	$—

(a)	Amount shown represents unrealized gain (loss) at fiscal year end.

For further information regarding security characteristics, see the Schedule of Investments.

4.    INVESTMENTS IN DERIVATIVES

The following table sets forth, by certain risk types, the gross value of derivative contracts (not considered to be hedging instruments for accounting disclosure purposes) as of December 31, 2019. These instruments were used as part of the Fund’s investment strategies and to obtain and/or manage exposure related to the risks below. The values in the table below exclude the effects of cash collateral received or posted pursuant to these derivative contracts, and therefore are not representative of the Fund’s net exposure.

Risk	Statement of Assets and Liabilities	Assets(a)	Statement of Assets and Liabilities	Liabilities(a)
Equity	Variation margin on futures contracts	$635,993	Variation margin on futures contracts	$(19,730)
Interest Rate	—	—	Variation margin on futures contracts	(1,210,839)

Total		$635,993		$(1,230,569)

(a)

Includes unrealized gain (loss) on futures contracts described in the Additional Investment Information section of the Schedule of Investments. Only the variation margin as of December 31, 2019 is reported within the Statement of Assets and Liabilities.

The following table sets forth, by certain risk types, the Fund’s gains (losses) related to these derivatives and their indicative volumes for the fiscal year ended December 31, 2019. These gains (losses) should be considered in the context that these derivative contracts may have been executed to create investment opportunities and/or economically hedge certain investments, and

17

GOLDMAN SACHS VARIABLE INSURANCE TRUST GLOBAL TRENDS ALLOCATION FUND

Notes to Financial Statements (continued)

December 31, 2019

4.    INVESTMENTS IN DERIVATIVES (continued)

accordingly, certain gains (losses) on such derivative contracts may offset certain (losses) gains attributable to investments. These gains (losses) are included in “Net realized gain (loss)” or “Net change in unrealized gain (loss)” on the Statement of Operations:

Risk	Statement of Operations	Net Realized Gain (Loss)	Net Change in Unrealized Gain (Loss)	Average Number of Contracts(a)
Equity	Net realized gain (loss) from futures contracts/Net change in unrealized gain (loss) on futures contracts	$9,051,931	$1,275,534	996
Interest Rate	Net realized gain (loss) from futures contracts/Net change in unrealized gain (loss) on futures contracts	8,221,712	(2,658,065)	956

Total		$17,273,643	$(1,382,531)	1,952

(a)	Average number of contracts is based on the average of month end balances for the fiscal year ended December 31, 2019.

5.    AGREEMENTS AND AFFILIATED TRANSACTIONS

A.  Management Agreement — Under the Agreement, GSAM manages the Fund, subject to the general supervision of the Trustees.

As compensation for the services rendered pursuant to the Agreement, the assumption of the expenses related thereto and administration of the Fund’s business affairs, including providing facilities, GSAM is entitled to a management fee, accrued daily and paid monthly, equal to an annual percentage rate of the Fund’s average daily net assets.

For the fiscal year ended December 31, 2019, contractual and effective net management fees with GSAM were at the following rates:

Contractual Management Rate						Effective Net Management Rate^
First $1 billion	Next $1 billion	Next $3 billion	Next $3 billion	Over $8 billion	Effective Rate

0.79%	0.71%	0.68%	0.66%	0.65%	0.79%	0.58	%*

^	Effective Net Management Rate includes the impact of management fee waivers of affiliated Underlying Funds, if any.
*

GSAM agreed to waive a portion of its management fee in order to achieve a net management rate, as defined in the Fund’s most recent prospectus. This waiver will be effective through at least April 30, 2020, and prior to such date GSAM may not terminate the arrangement without approval of the Trustees. For the fiscal year ended December 31, 2019, GSAM waived $417,668 of its management fee.

The Fund invests in Institutional Shares of the Goldman Sachs Financial Square Government, Goldman Sachs Financial Square Treasury Obligations, and Goldman Sachs Financial Square Treasury Solutions Funds, which are affiliated Underlying Funds. GSAM has agreed to waive a portion of its management fee payable by the Fund in an amount equal to the management fee it earns as an investment adviser to the affiliated Underlying Funds in which the Fund invests, except those management fees it earns from the Fund’s investments of cash collateral received in connection with securities lending transactions in the Goldman Sachs Financial Square Government, Goldman Sachs Financial Square Treasury Obligations, and Goldman Sachs Financial Square Treasury Solutions Funds. For the fiscal year ended December 31, 2019, GSAM waived $324,731 of the Fund’s management fee.

B.  Distribution and Service (12b-1) Plan — The Trust, on behalf of Service Shares of the Fund, has adopted a Distribution and Service Plan subject to Rule 12b-1 under the Act. Under the Distribution and Service Plan, Goldman Sachs, which serves as distributor, is entitled to a fee accrued daily and paid monthly, for distribution services and personal and account maintenance services, which may then be paid by Goldman Sachs to authorized dealers, equal to, on an annual basis, 0.25% of the Fund’s average daily net assets attributable to Service Shares.

18

GOLDMAN SACHS VARIABLE INSURANCE TRUST GLOBAL TRENDS ALLOCATION FUND

5.    AGREEMENTS AND AFFILIATED TRANSACTIONS (continued)

C.  Transfer Agency Agreement — Goldman Sachs also serves as the transfer agent of the Fund for a fee pursuant to the Transfer Agency Agreement. The fees charged for such transfer agency services are accrued daily and paid monthly at an annual rate of 0.02% of the average daily net assets of Institutional and Service Shares.

D.  Other Expense Agreements and Affiliated Transactions — GSAM has agreed to reduce or limit certain “Other Expenses” of the Fund (excluding acquired fund fees and expenses, transfer agency fees and expenses, service fees and shareholder administration fees (as applicable), taxes, interest, brokerage fees, expenses of shareholder meetings, litigation and indemnification, and extraordinary expenses) to the extent such expenses exceed, on an annual basis, a percentage rate of the average daily net assets of the Fund. Such Other Expense reimbursements, if any, are accrued daily and paid monthly. In addition, the Fund is not obligated to reimburse GSAM for prior fiscal year expense reimbursements, if any. The Other Expense limitation as an annual percentage rate of average daily net assets for the Fund is 0.004%. The Other Expense limitation will remain in place through at least April 30, 2020, and prior to such date GSAM may not terminate the arrangement without the approval of the Trustees. In addition, the Fund has entered into certain offset arrangements with the custodian and the transfer agent, which may result in a reduction of the Fund’s expenses and are received irrespective of the application of the “Other Expense” limitation described above.

For the fiscal year ended December 31, 2019, these expense reductions, including any fee waivers and Other Expense reimbursements, were as follows:

Management Fee Waiver	Custody Fee Credits	Other Expense Reimbursement	Total Expense Reductions

$742,399	$46,603	$242,348	$1,031,350

E.  Line of Credit Facility — As of December 31, 2019, the Fund participated in a $580,000,000 committed, unsecured revolving line of credit facility (the “facility”) together with other funds of the Trust and certain registered investment companies having management agreements with GSAM or its affiliates. This facility is to be used for temporary emergency purposes, or to allow for an orderly liquidation of securities to meet redemption requests. The interest rate on borrowings is based on the federal funds rate. The facility also requires a fee to be paid by the Fund based on the amount of the commitment that has not been utilized. For the fiscal year ended December 31, 2019, the Fund did not have any borrowings under the facility. Prior to April 30, 2019 the facility was $770,000,000.

F.  Other Transactions with Affiliates — The following table provides information about the Fund’s investments in the Goldman Sachs Financial Square Government, Goldman Sachs Financial Square Treasury Obligations, and Goldman Sachs Financial Square Treasury Solutions Funds as of and for the fiscal year ended December 31, 2019:

Investment Companies	Beginning Value as of December 31, 2018	Purchases at Cost	Proceeds from Sales	Ending Value as of December 31, 2019	Shares as of December 31, 2019	Dividend Income
Goldman Sachs Financial Square Government Fund	$119,104,588	$31,686,058	$(47,059,686)	$103,730,960	103,730,960	$2,199,096
Goldman Sachs Financial Square Treasury Obligations Fund	52,179,797	1,581,600	(11,066,301)	42,695,096	42,695,096	903,169
Goldman Sachs Financial Square Treasury Solutions Fund	52,179,797	1,581,600	(11,066,301)	42,695,096	42,695,096	897,250

Total	$223,464,182	$34,849,258	$(69,192,288)	$189,121,152	189,121,152	$3,999,515

19

GOLDMAN SACHS VARIABLE INSURANCE TRUST GLOBAL TRENDS ALLOCATION FUND

Notes to Financial Statements (continued)

December 31, 2019

5.    AGREEMENTS AND AFFILIATED TRANSACTIONS (continued)

As of December 31, 2019, The Goldman Sachs Group, Inc. was the beneficial owner of approximately 12% of the Institutional Shares of the Fund.

6.    PORTFOLIO SECURITIES TRANSACTIONS

The cost of purchases and proceeds from sales and maturities of long-term securities for the fiscal year ended December 31, 2019, were $76,683,526 and $51,933,865, respectively.

7.    TAX INFORMATION

The tax character of distributions paid during the fiscal years ended December 31, 2018 and December 31, 2019 was as follows:

	2018	2019
Distributions paid from:
Ordinary income	$7,135,108	$8,181,193
Net long-term capital gains	1,957,478	11,125,795
Total taxable distributions	$9,092,586	$19,306,988

As of December 31, 2019, the components of accumulated earnings (losses) on a tax-basis were as follows:

Undistributed ordinary income — net	$4,049,091
Undistributed long-term capital gains	1,602,855
Total undistributed earnings	$5,651,946
Timing differences (Post October Loss Deferral and straddle loss deferrals)	(693,022)
Unrealized gains — net	22,224,982
Total accumulated earnings — net	$27,183,906

As of December 31, 2019, the Fund’s aggregate security unrealized gains and losses based on cost for U.S. federal income tax purposes were as follows:

Tax cost	$264,987,934
Gross unrealized gain	22,224,982
Gross unrealized loss	—
Net unrealized gain	$22,224,982

The difference between GAAP-basis and tax-basis unrealized gains (losses) is attributable primarily to wash sales and net mark to market gains (losses) on regulated futures contracts.

GSAM has reviewed the Fund’s tax positions for all open tax years (the current and prior three years, as applicable) and has concluded that no provision for income tax is required in the Fund’s financial statements. Such open tax years remain subject to examination and adjustment by tax authorities.

20

GOLDMAN SACHS VARIABLE INSURANCE TRUST GLOBAL TRENDS ALLOCATION FUND

8.    OTHER RISKS

The Fund’s risks include, but are not limited to, the following:

Derivatives Risk — The Fund’s use of derivatives may result in loss. Derivative instruments, which may pose risks in addition to and greater than those associated with investing directly in securities, currencies or other instruments, may be illiquid or less liquid, volatile, difficult to price and leveraged so that small changes in the value of the underlying instruments may produce disproportionate losses to the Fund. Derivatives are also subject to counterparty risk, which is the risk that the other party in the transaction will not fulfill its contractual obligation. The use of derivatives is a highly specialized activity that involves investment techniques and risks different from those associated with investments in more traditional securities and instruments. Losses from derivatives can also result from a lack of correlation between changes in the value of derivative instruments and the portfolio assets (if any) being hedged.

Foreign and Emerging Countries Risk — Investing in foreign markets may involve special risks and considerations not typically associated with investing in the U.S. Foreign securities may be subject to risk of loss because of more or less foreign government regulation, less public information and less economic, political and social stability in the countries in which the Fund invests. The imposition of exchange controls (including repatriation restrictions), confiscation of assets and property, trade restrictions (including tariffs) and other government restrictions by the U.S. or other governments, or from problems in share registration, settlement or custody, may also result in losses. Foreign risk also involves the risk of negative foreign currency rate fluctuations, which may cause the value of securities denominated in such foreign currency (or other instruments through which the Fund has exposure to foreign currencies) to decline in value. Currency exchange rates may fluctuate significantly over short periods of time. To the extent that the Fund also invests in securities of issuers located in emerging markets, these risks may be more pronounced.

Foreign Custody Risk — If the Fund invests in foreign securities, the Fund may hold such securities and cash with foreign banks, agents, and securities depositories appointed by the Fund’s custodian (each a “Foreign Custodian”). Some foreign custodians may be recently organized or new to the foreign custody business. In some countries, Foreign Custodians may be subject to little or no regulatory oversight over, or independent evaluation of, their operations. Further, the laws of certain countries may place limitations on the Fund’s ability to recover its assets if a Foreign Custodian enters bankruptcy. Investments in emerging markets may be subject to even greater custody risks than investments in more developed markets. Custody services in emerging market countries are very often undeveloped and may be considerably less well regulated than in more developed countries, and thus may not afford the same level of investor protection as would apply in developed countries.

Interest Rate Risk — When interest rates increase, fixed income securities or instruments held by the Fund will generally decline in value. Long-term fixed income securities or instruments will normally have more price volatility because of this risk than short-term fixed income securities or instruments. The risks associated with changing interest rates may have unpredictable effects on the markets and the Fund’s investments. Fluctuations in interest rates may also affect the liquidity of fixed income securities and instruments held by the Fund.

Investments in Other Investment Companies Risk — As a shareholder of another investment company, including an ETF, the Fund will indirectly bear its proportionate share of any net management fees and other expenses paid by such other investment companies, in addition to the fees and expenses regularly borne by the Fund. ETFs are subject to risks that do not apply to conventional mutual funds, including but not limited to the following: (i) the market price of the ETF’s shares may trade at a premium or a discount to their NAV; and (ii) an active trading market for an ETF’s shares may not develop or be maintained.

Large Shareholder Transactions Risk — The Fund may experience adverse effects when certain large shareholders, such as other funds, participating insurance companies, accounts and Goldman Sachs affiliates, purchase or redeem large amounts of shares of the Fund. Such large shareholder redemptions, which may occur rapidly or unexpectedly, may cause the Fund to sell portfolio securities at times when it would not otherwise do so, which may negatively impact the Fund’s NAV and liquidity. These transactions may also accelerate the realization of taxable income to shareholders if such sales of investments resulted in gains, and may also increase transaction costs. In addition, a large redemption could result in the Fund’s current expenses being allocated over

21

GOLDMAN SACHS VARIABLE INSURANCE TRUST GLOBAL TRENDS ALLOCATION FUND

Notes to Financial Statements (continued)

December 31, 2019

8.    OTHER RISKS (continued)

a smaller asset base, leading to an increase in the Fund’s expense ratio. Similarly, large Fund share purchases may adversely affect the Fund’s performance to the extent that the Fund is delayed in investing new cash or otherwise maintains a larger cash position than it ordinarily would.

Liquidity Risk — The Fund may make investments that are illiquid or that may become less liquid in response to market developments or adverse investor perceptions. Illiquid investments may be more difficult to value. Liquidity risk may also refer to the risk that the Fund will not be able to pay redemption proceeds within the allowable time period or without significant dilution to remaining investors’ interests because of unusual market conditions, an unusually high volume of redemption requests, or other reasons. To meet redemption requests, the Fund may be forced to sell investments at an unfavorable time and/or under unfavorable conditions. If the Fund is forced to sell securities at an unfavorable time and/or under unfavorable conditions, such sales may adversely affect the Fund’s NAV and dilute remaining investors’ interests. Liquidity risk may be the result of, among other things, the reduced number and capacity of traditional market participants to make a market in fixed income securities or the lack of an active market. The potential for liquidity risk may be magnified by a rising interest rate environment or other circumstances where investor redemptions from fixed income mutual funds may be higher than normal, potentially causing increased supply in the market due to selling activity. These risks may be more pronounced in connection with the Fund’s investments in securities of issuers located in emerging market countries. Redemptions by large shareholders may have a negative impact on the Fund’s liquidity.

Market and Credit Risks — In the normal course of business, the Fund trades financial instruments and enters into financial transactions where risk of potential loss exists due to changes in the market (market risk). Additionally, the Fund may also be exposed to credit risk in the event that an issuer or guarantor fails to perform or that an institution or entity with which the Fund has unsettled or open transactions defaults.

9.    INDEMNIFICATIONS

Under the Trust’s organizational documents, its Trustees, officers, employees and agents are indemnified, to the extent permitted by the Act and state law, against certain liabilities that may arise out of performance of their duties to the Fund. Additionally, in the course of business, the Fund enters into contracts that contain a variety of indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred. However, GSAM believes the risk of loss under these arrangements to be remote.

10.    OTHER MATTERS

On November 5, 2019, a definitive proxy statement (“proxy”) was filed with the SEC to elect certain Trustees to the Trust. The Fund will bear its respective share of the proxy, shareholder meeting and other related costs and GSAM has agreed to reimburse the Fund to the extent such expenses exceed a specified percentage of the Fund’s net assets.

11.    SUBSEQUENT EVENTS

Subsequent events after the Statement of Assets and Liabilities date other than above have been evaluated, and GSAM has concluded that there is no impact requiring adjustment or disclosure in the financial statements.

22

GOLDMAN SACHS VARIABLE INSURANCE TRUST GLOBAL TRENDS ALLOCATION FUND

12.    SUMMARY OF SHARE TRANSACTIONS

Share activity is as follows:

	For the Fiscal Year Ended December 31, 2019		For the Fiscal Year Ended December 31, 2018
	Shares	Dollars	Shares	Dollars
Institutional Shares
Shares sold	—	$—	18,378	$229,900
Reinvestment of distributions	1,310	16,100	535	6,273
Shares redeemed	—	—	(157)	(1,900)
	1,310	16,100	18,756	234,273
Service Shares
Shares sold	2,045,866	25,165,924	3,407,784	42,420,508
Reinvestment of distributions	1,572,199	19,290,888	775,283	9,086,313
Shares redeemed	(9,571,002)	(116,140,276)	(2,858,297)	(35,608,460)
	(5,952,937)	(71,683,464)	1,324,770	15,898,361

NET INCREASE (DECREASE)	(5,951,627)	$(71,667,364)	1,343,526	$16,132,634

23

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of Goldman Sachs Variable Insurance Trust and Shareholders of Goldman Sachs Global Trends Allocation Fund

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Goldman Sachs Global Trends Allocation Fund (one of the funds constituting Goldman Sachs Variable Insurance Trust, referred to hereafter as the “Fund”) as of December 31, 2019, the related statement of operations for the year ended December 31, 2019, the statements of changes in net assets for each of the two years in the period ended December 31, 2019, including the related notes, and the financial highlights for each of the periods indicated therein (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of December 31, 2019, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended December 31, 2019 and the financial highlights for each of the periods indicated therein in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of December 31, 2019 by correspondence with the custodian, transfer agent and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Boston, Massachusetts

February 14, 2020

We have served as the auditor of one or more investment companies in the Goldman Sachs fund complex since 2000.

24

GOLDMAN SACHS VARIABLE INSURANCE TRUST GLOBAL TRENDS ALLOCATION FUND

Voting Results of Special Meeting of Shareholders (Unaudited)

A Special Meeting (the “Meeting”) of the Goldman Sachs Variable Insurance Trust (“VIT”) was held on January 23, 2020 to consider and act upon the proposal below. The Fund will amortize its respective share of the proxy, shareholder meeting and other related costs and GSAM has agreed to reimburse the Fund to the extent such expenses exceed a specified percentage of the Fund’s net assets.

At the Meeting, Dwight L. Bush, Kathryn A. Cassidy, Joaquin Delgado and Gregory G. Weaver were elected to the Trust’s Board of Trustees. In electing trustees, the Trust’s shareholders voted as follows:

Proposal 1. Election of Trustees	For	Against	Withheld	Broker Non-Votes

Dwight L. Bush	745,493,677.130	0	17,848,840.639	0

Kathryn A. Cassidy	746,559,784.810	0	16,782,732.959	0

Joaquin Delgado	744,593,456.532	0	18,749,061.237	0

Gregory G. Weaver	746,707,039.321	0	16,635,478.448	0

25

GOLDMAN SACHS VARIABLE INSURANCE TRUST GLOBAL TRENDS ALLOCATION FUND

Fund Expenses — Six Month Period Ended December 31, 2019 (Unaudited)

As a shareholder of Institutional or Service Shares of the Fund, you incur ongoing costs, including management fees, distribution and/or service (12b-1) fees (with respect to Service Shares) and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in Institutional Shares and Service Shares of the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from July 1, 2019 through December 31, 2019, which represents a period of 184 days of a 365 day year.

Actual Expenses — The first line under each share class in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000=8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes — The second line under each share class in the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual net expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only. As a shareholder of the Fund, you do not incur any transaction costs, such as sales charges, redemption fees, or exchange fees, but shareholders of other funds may incur such costs. The second line of the table is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds whose shareholders may incur transaction costs.

Share Class	Beginning Account Value 07/01/19	Ending Account Value 12/31/19		Expenses Paid for the 6 Months Ended 12/31/19*
Institutional

Actual	$1,000	$1,049.10		$3.00
Hypothetical 5% return	1,000	1,022.28	+	2.96
Service

Actual	1,000	1,048.20		4.28
Hypothetical 5% return	1,000	1,021.02	+	4.23

+	Hypothetical expenses are based on the Fund’s actual annualized net expense ratios and an assumed rate of return of 5% per year before expenses.

*

Expenses are calculated using the Fund’s annualized net expense ratio for each class, which represents the ongoing expenses as a percentage of net assets for the six months ended December 31, 2019. Expenses are calculated by multiplying the annualized net expense ratio by the average account value for the period; then multiplying the result by the number of days in the most recent fiscal half year; and then dividing that result by the number of days in the fiscal year. The annualized net expense ratios for the period were 0.58% and 0.83% for Institutional and Service Shares, respectively.

26

GOLDMAN SACHS VARIABLE INSURANCE TRUST GLOBAL TRENDS ALLOCATION FUND

Trustees and Officers (Unaudited)

Independent Trustees

Name, Address and Age[1]	Position(s) Held with the Trust	Term of Office and Length of Time Served[2]	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee[3]	Other Directorships Held by Trustee[4]
Jessica Palmer Age: 70	Chair of the Board of Trustees	Since 2018 (Trustee since 2007)	Ms. Palmer is retired. She was formerly Consultant, Citigroup Human Resources Department (2007-2008); Managing Director, Citigroup Corporate and Investment Banking (previously, Salomon Smith Barney/Salomon Brothers) (1984-2006). Ms. Palmer was a Member of the Board of Trustees of Indian Mountain School (private elementary and secondary school) (2004-2009). Chair of the Board of Trustees — Goldman Sachs Trust and Goldman Sachs Variable Insurance Trust.	102	None
Kathryn A. Cassidy Age: 65	Trustee	Since 2015	Ms. Cassidy is retired. Formerly, she was Advisor to the Chairman (May 2014-December 2014); and Senior Vice President and Treasurer (2008-2014), General Electric Company & General Electric Capital Corporation (technology and financial services companies). Trustee — Goldman Sachs Trust and Goldman Sachs Variable Insurance Trust.	102	None
Diana M. Daniels Age: 70	Trustee	Since 2007	Ms. Daniels is retired. Formerly, she was Vice President, General Counsel and Secretary, The Washington Post Company (1991-2006). Ms. Daniels is a Trustee Emeritus and serves as a Presidential Councillor of Cornell University (2013-Present); former Member of the Legal Advisory Board, New York Stock Exchange (2003-2006) and of the Corporate Advisory Board, Standish Mellon Management Advisors (2006-2007). Trustee — Goldman Sachs Trust and Goldman Sachs Variable Insurance Trust.	102	None
Roy W. Templin Age: 59	Trustee	Since 2013

Mr. Templin is retired. He is Director, Armstrong World Industries, Inc. (a designer and manufacturer of ceiling, wall and suspension system solutions) (2016-Present); and was formerly Chairman of the Board of Directors, Con-Way Incorporated (a transportation, logistics and supply chain management service company) (2014-2015); Executive Vice President and Chief Financial Officer, Whirlpool Corporation (an appliance manufacturer and marketer) (2004-2012). Previously, Mr. Templin served as an Advisory Board Member of Goldman Sachs Trust and Goldman Sachs Variable Insurance Trust (June 2013-October 2013).

Trustee — Goldman Sachs Trust and Goldman Sachs Variable Insurance Trust.

				102	Armstrong World Industries, Inc. (a ceiling, wall and suspension systems solutions manufacturer)
Gregory G. Weaver Age: 68	Trustee	Since 2015	Mr. Weaver is retired. He is Director, Verizon Communications Inc. (2015-Present); and was formerly Chairman and Chief Executive Officer, Deloitte & Touche LLP (a professional services firm) (2001-2005 and 2012-2014); and Member of the Board of Directors, Deloitte & Touche LLP (2006-2012). Trustee — Goldman Sachs Trust and Goldman Sachs Variable Insurance Trust.	102	Verizon Communications Inc.

27

GOLDMAN SACHS VARIABLE INSURANCE TRUST GLOBAL TRENDS ALLOCATION FUND

Trustees and Officers (Unaudited) (continued)

Interested Trustee*

Name, Address and Age[1]	Position(s) Held with the Trust	Term of Office and Length of Time Served[2]	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee[3]	Other Directorships Held by Trustee[4]
James A. McNamara Age: 57	President and Trustee	Since 2007

Advisory Director, Goldman Sachs (January 2018-Present); Managing Director, Goldman Sachs (January 2000-December 2017); Director of Institutional Fund Sales, GSAM (April 1998-December 2000); and Senior Vice President and Manager, Dreyfus Institutional Service Corporation (January 1993-April 1998).

President and Trustee — Goldman Sachs Trust; Goldman Sachs Variable Insurance Trust; Goldman Sachs Trust II; Goldman Sachs MLP Income Opportunities Fund; Goldman Sachs MLP and Energy Renaissance Fund; Goldman Sachs ETF Trust; Goldman Sachs Credit Income Fund; and Goldman Sachs Real Estate Diversified Income Fund.

				165	None

Advisory Board Members

Name, Address, Age[1]	Position(s) Held with the Trust	Term of Office and Length of Time Served[2]	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Advisory Board Member[3]	Other Directorships Held by Advisory Board Member[4]
Dwight L. Bush Age: 62	Advisory Board Member	Since 2019	Ambassador Bush is President and CEO of D.L. Bush & Associates (a financial advisory and private investment firm) (2002-2014 and 2017-present); and was formerly U.S. Ambassador to the Kingdom of Morocco (2014-2017) and a Member of the Board of Directors of Santander Bank, N.A. (2018-2019). Advisory Board Member — Goldman Sachs Trust and Goldman Sachs Variable Insurance Trust.	102	None
Joaquin Delgado Age: 59	Advisory Board Member	Since 2019	Dr. Delgado is retired. He is Director, Hexion Inc. (a specialty chemical manufacturer) (2019-present); and Director, Stepan Company (a specialty chemical manufacturer) (2011-present); and was formerly Executive Vice President, Consumer Business Group of 3M Company (July 2016-July 2019); and Executive Vice President, Health Care Business Group of 3M Company (October 2012-July 2016). Advisory Board Member — Goldman Sachs Trust and Goldman Sachs Variable Insurance Trust.	102	Stepan Company (a specialty chemical manufacturer)

*

Mr. McNamara is considered to be an “Interested Trustee” because he holds positions with Goldman Sachs and owns securities issued by The Goldman Sachs Group, Inc. Mr. McNamara holds comparable positions with certain other companies of which Goldman Sachs, GSAM or an affiliate thereof is the investment adviser, administrator and/or distributor.

[1]

Each Trustee and Advisory Board Member may be contacted by writing to the Trustee or Advisory Board Member, c/o Goldman Sachs, 200 West Street, New York, New York, 10282, Attn: Caroline Kraus. Information is provided as of December 31, 2019.

[2]

Subject to such policies as may be adopted by the Board from time-to-time, each Trustee holds office for an indefinite term, until the earliest of: (a) the election of his or her successor; (b) the date the Trustee resigns or is removed by the Board or shareholders, in accordance with the Trust’s Declaration of Trust; or (c) the termination of the Trust. The Board has adopted policies which provide that (a) no Trustee shall hold office for more than 15 years and (b) a Trustee shall retire as of December 31st of the calendar year in which he or she reaches his or her 74th birthday, unless a waiver of such requirements shall have been adopted by a majority of the other Trustees. These policies may be changed by the Trustees without shareholder vote.

[3]

The Goldman Sachs Fund Complex includes certain other companies listed above for each respective Trustee. As of December 31, 2019, Goldman Sachs Trust consisted of 89 portfolios; Goldman Sachs Variable Insurance Trust consisted of 13 portfolios; Goldman Sachs Trust II consisted of 19 portfolios (17 of which offered shares to the public); Goldman Sachs MLP Income Opportunities Fund, Goldman Sachs MLP and Energy Renaissance Fund, Goldman Sachs Credit Income Fund and Goldman Sachs Real Estate Diversified Income Fund each consisted of one portfolio; and Goldman Sachs ETF Trust consisted of 40 portfolios (21 of which offered shares to the public).

[4]

This column includes only directorships of companies required to report to the Securities and Exchange Commission under the Securities Exchange Act of 1934 (i.e., “public companies”) or other investment companies registered under the Act.

Additional information about the Trustees is available in the Fund’s Statement of Additional Information, which can be obtained from Goldman Sachs free of charge by calling this toll-free number (in the United States of America): 1-800-526-7384. Additional information about the Advisory Board Members will be available in the Fund’s Statement of Additional Information dated April 30, 2020, which will be available from Goldman Sachs free of charge by calling this toll-free number (in the United States of America): 1-800-526-7384.

28

GOLDMAN SACHS VARIABLE INSURANCE TRUST GLOBAL TRENDS ALLOCATION FUND

Trustees and Officers (Unaudited) (continued)

Officers of the Trust*

Name, Address and Age[1]	Position(s) Held with the Trust	Term of Office and Length of Time Served[2]	Principal Occupation(s) During Past 5 Years

James A. McNamara 200 West Street New York, NY 10282 Age: 57	Trustee and President	Since 2007

Advisory Director, Goldman Sachs (January 2018-Present); Managing Director, Goldman Sachs (January 2000-December 2017); Director of Institutional Fund Sales, GSAM (April 1998-December 2000); and Senior Vice President and Manager, Dreyfus Institutional Service Corporation (January 1993-April 1998).

President and Trustee — Goldman Sachs Trust; Goldman Sachs Variable Insurance Trust; Goldman Sachs Trust II; Goldman Sachs MLP Income Opportunities Fund; Goldman Sachs MLP and Energy Renaissance Fund; Goldman Sachs ETF Trust; Goldman Sachs Credit Income Fund; and Goldman Sachs Real Estate Diversified Income Fund.

Caroline L. Kraus 200 West Street New York, NY 10282 Age: 42	Secretary	Since 2012

Managing Director, Goldman Sachs (January 2016-Present); Vice President, Goldman Sachs (August 2006-December 2015); Associate General Counsel, Goldman Sachs (2012-Present); Assistant General Counsel, Goldman Sachs (August 2006-December 2011); and Associate, Weil, Gotshal & Manges, LLP (2002-2006).

Secretary — Goldman Sachs Trust (previously Assistant Secretary (2012)); Goldman Sachs Variable Insurance Trust (previously Assistant Secretary (2012)); Goldman Sachs Trust II; Goldman Sachs BDC, Inc.; Goldman Sachs Private Middle Market Credit LLC; Goldman Sachs Private Middle Market Credit II LLC; Goldman Sachs Middle Market Lending Corp.; Goldman Sachs MLP Income Opportunities Fund; Goldman Sachs MLP and Energy Renaissance Fund; Goldman Sachs ETF Trust; Goldman Sachs Credit Income Fund; and Goldman Sachs Real Estate Diversified Income Fund.

Joseph F. DiMaria 30 Hudson Street Jersey City, NJ 07302 Age: 51	Treasurer, Principal Financial Officer and Principal Accounting Officer	Since 2017 (Treasurer and Principal Financial Officer since 2019)

Managing Director, Goldman Sachs (November 2015-Present) and Vice President — Mutual Fund Administration, Columbia Management Investment Advisers, LLC

(May 2010-October 2015).

Treasurer, Principal Financial Officer and Principal Accounting Officer — Goldman Sachs Trust (previously Assistant Treasurer (2016)); Goldman Sachs Variable Insurance Trust (previously Assistant Treasurer (2016)); Goldman Sachs Trust II (previously Assistant Treasurer (2017)); Goldman Sachs MLP Income Opportunities Fund (previously Assistant Treasurer (2017)); Goldman Sachs MLP and Energy Renaissance Fund (previously Assistant Treasurer (2017)); Goldman Sachs ETF Trust (previously Assistant Treasurer (2017)); Goldman Sachs Credit Income Fund; and Goldman Sachs Real Estate Diversified Income Fund.

*

Represents a partial list of officers of the Trust. Additional information about all the officers is available in the Fund’s Statement of Additional Information, which can be obtained from Goldman Sachs free of charge by calling this toll-free number (in the United States): 1-800-526-7384.

[1]	Information is provided as of December 31, 2019.
[2]

Officers hold office at the pleasure of the Board of Trustees or until their successors are duly elected and qualified. Each officer holds comparable positions with certain other companies of which Goldman Sachs, GSAM or an affiliate thereof is the investment adviser, administrator and/or distributor.

Goldman Sachs Variable Insurance Trust — Tax Information (Unaudited)

For the year ended December 31, 2019, 86.78% of the dividends paid from net investment company taxable income by the Global Trends Allocation Fund qualify for the dividends received deduction available to corporations.

Pursuant to Section 852 of the Internal Revenue Code, the Global Trends Allocation Fund designates $11,125,795 or, if different, the maximum amount allowable, as capital gain dividends paid during the fiscal year ended December 31, 2019.

29

TRUSTEES	OFFICERS
Jessica Palmer, Chair	James A. McNamara, President
Dwight L. Bush*	Joseph F. DiMaria, Principal Financial Officer,
Kathryn A. Cassidy	Principal Accounting Officer and Treasurer
Diana M. Daniels	Caroline L. Kraus, Secretary
Joaquin Delgado*
James A. McNamara
Roy W. Templin
Gregory G. Weaver
*Effective as of January 23, 2020

GOLDMAN SACHS & CO. LLC

Distributor and Transfer Agent

GOLDMAN SACHS ASSET MANAGEMENT, L.P.

Investment Adviser

200 West Street, New York

New York 10282

Visit our web site at www.GSAMFUNDS.com to obtain the most recent month-end returns.

The reports concerning the Fund included in this shareholder report may contain certain forward-looking statements about the factors that may affect the performance of the Fund in the future. These statements are based on Fund management’s predictions and expectations concerning certain future events and their expected impact on the Fund, such as performance of the economy as a whole and of specific industry sectors, changes in the levels of interest rates, the impact of developing world events, and other factors that may influence the future performance of the Fund. Management believes these forward-looking statements to be reasonable, although they are inherently uncertain and difficult to predict. Actual events may cause adjustments in portfolio management strategies from those currently expected to be employed.

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities and information regarding how the Fund voted proxies relating to portfolio securities for the 12-month period ended December 31, 2019 is available (i) without charge, upon request by calling 1-800-621-2550; and (ii) on the Securities and Exchange Commission (“SEC”) web site at http://www.sec.gov.

The Fund will file its portfolio holdings information for each month in a fiscal quarter within 60 days after the end of the relevant fiscal quarter on Form N-PORT. Portfolio holdings information for the third month of each fiscal quarter will be made available on the SEC’s web site at http://www.sec.gov. Portfolio holdings information may be obtained upon request and without charge by calling 1-800-526-7384 (for Retail Shareholders) or 1-800-621-2550 (for Institutional Shareholders).

Views and opinions expressed are for informational purposes only and do not constitute a recommendation by GSAM to buy, sell, or hold any security. Views and opinions are current as of the date of this presentation and may be subject to change, they should not be construed as investment advice.

Goldman Sachs & Co. LLC (“Goldman Sachs”) does not provide legal, tax or accounting advice. Any statement contained in this communication (including any attachments) concerning U.S. tax matters was not intended or written to be used, and cannot be used, for the purpose of avoiding penalties under the Internal Revenue Code, and was written to support the promotion or marketing of transaction or matter addressed. Clients of Goldman Sachs should obtain their own independent tax advice based on their particular circumstances.

The website links provided are for your convenience only and are not an endorsement or recommendation by GSAM of any of these websites or the products or services offered. GSAM is not responsible for the accuracy and validity of the content of these websites.

Fund holdings and allocations shown are as of December 31, 2019 and may not be representative of future investments. Fund holdings should not be relied on in making investment decisions and should not be construed as research or investment advice regarding particular securities. Current and future holdings are subject to risk.

References to indices, benchmarks or other measures of relative market performance over a specified period of time are provided for your information only and do not imply that the portfolio will achieve similar results. The index composition may not reflect the manner in which a portfolio is constructed. While an adviser seeks to design a portfolio which reflects appropriate risk and return features, portfolio characteristics may deviate from those of the benchmark.

The portfolio risk management process includes an effort to monitor and manage risk, but does not imply low risk.

Shares of the Goldman Sachs VIT Funds are offered to separate accounts of participating life insurance companies for the purpose of funding variable annuity contracts and variable life insurance policies. Shares of the Fund are not offered directly to the general public. The variable annuity contracts and variable life insurance policies are described in the separate prospectuses issued by participating insurance companies. You should refer to those prospectuses for information about surrender charges, mortality and expense risk fees and other charges that may be assessed by participating insurance companies under the variable annuity contracts or variable life insurance policies. Such fees or charges, if any, may affect the return you may realize with respect to your investments. Ask your representative for more complete information. Please consider a fund’s objectives, risks and charges and expenses, and read the prospectus carefully before investing. The prospectus contains this and other information about the Fund.

This material is not authorized for distribution to prospective investors unless preceded or accompanied by a current prospectus or summary prospectus, if applicable. Investors should consider the Fund’s objective, risks, and charges and expenses, and read the summary prospectus, if available, and/or the prospectus carefully before investing or sending money. The summary prospectus, if available, and the prospectus contain this and other information about the Fund and may be obtained from your authorized dealer or from Goldman Sachs & Co. LLC by calling 1-800-621-2550.

This report is prepared for the general information of contract owners and is not an offer of shares of the Goldman Sachs Variable Insurance Trust — Goldman Sachs Global Trends Allocation Fund.

© 2020 Goldman Sachs. All rights reserved.

VITNAVAR-20/192290-OTU-1133688

Goldman

Sachs Variable Insurance Trust

Goldman Sachs

Large Cap Value Fund

Beginning on or after January 1, 2021, you may not receive paper copies of the Fund’s annual and semi-annual shareholder reports from the insurance company that offers your variable insurance contract or your financial intermediary, unless you specifically request paper copies of the reports from the insurance company or from your financial intermediary. Instead, the reports will be made available on a website, and you will be notified by mail each time a report is posted and provided with a website link to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. At any time, you may elect to receive reports and certain communications from the insurance company electronically by contacting your insurance company or your financial intermediary.

You may elect to receive all future shareholder reports in paper free of charge. You can inform the insurance company or your financial intermediary that you wish to receive paper copies of reports. Your election to receive reports in paper will apply to all Goldman Sachs Funds available under your contract and may apply to all funds held with your financial intermediary.

Annual Report

December 31, 2019

GOLDMAN SACHS VARIABLE INSURANCE TRUST LARGE CAP VALUE FUND

INVESTMENT OBJECTIVE

The Fund seeks long-term capital appreciation.

Portfolio Management Discussion and Analysis

Below, the Goldman Sachs Value Portfolio Management Team discusses the Goldman Sachs Variable Insurance Trust — Goldman Sachs Large Cap Value Fund’s (the “Fund”) performance and positioning for the 12-month period ended December 31, 2019 (the “Reporting Period”).

How did the Fund perform during the Reporting Period?

During the Reporting Period, the Fund’s Institutional and Service Shares generated average annual total returns of 25.93% and 25.61%, respectively. These returns compare to the 26.54% average annual total return of the Fund’s benchmark, the Russell 1000® Value Index (with dividends reinvested) (the “Russell Index”) during the same time period.

What economic and market factors most influenced the equity markets as a whole during the Reporting Period?

Representing the U.S. equity market, the S&P 500® Index returned 31.49% during the Reporting Period, achieving a record high and its strongest annual gain since 2013.

The U.S. equity market rallied at the start of the Reporting Period, almost completely recovering from a sell-off at the end of 2018. After four gradual interest rate hikes in 2018, the U.S. Federal Reserve (“Fed”) cut interest rates three times in 2019 in an effort to keep the U.S. economic expansion intact amid trade uncertainties. The trade war between the U.S. and China pressured macroeconomic indicators throughout the first half of the calendar year but did little to suppress a resilient consumer, which ultimately outweighed manufacturing weakness. By the fourth quarter of 2019, U.S. stock returns accelerated with an uptick of U.S. manufacturing and service sector business surveys as well as a consistently strong labor market. The U.S. added more than 200,000 jobs in November 2019, double the break-even pace of long-term job growth. These developments helped restore market confidence, while fundamentals of low core inflation, contained financial imbalance and reduced drag of a trade war fended off imminent recession risk.

For the Reporting Period overall, all 11 sectors posted positive absolute returns, with all 11 generating double-digit gains. During the Report Period, information technology, communication services and financials were the best performing sectors in the S&P 500® Index, as measured by total return, while the weakest performing sectors in the S&P 500® Index were energy, health care and materials.

Within the U.S. equity market, all capitalization segments posted double-digit positive returns, led by large-cap stocks, as measured by the Russell 1000® Index, followed closely by mid-cap stocks, as measured by the Russell Midcap® Index, and then by small-cap stocks, as measured by the Russell 2000® Index. From a style perspective, growth-oriented stocks significantly outpaced value-oriented stocks across the capitalization spectrum. (All as measured by the FTSE Russell indices.)

What key factors were responsible for the Fund’s performance during the Reporting Period?

The Fund posted robust double-digit gains but modestly underperformed the Russell Index during the Reporting Period. Stock selection overall contributed positively, while sector allocation as a whole detracted from the Fund’s performance relative to the Russell Index during the Reporting Period.

Which equity market sectors most significantly affected Fund performance?

Stock selection in the energy, industrials and financials sectors detracted most from the Fund’s relative results. Having a position in cash, albeit a modest one, during the Reporting Period when the Russell Index rallied, also dampened relative results. Offsetting these detractors was stock selection in the information technology, utilities and consumer discretionary sectors, which contributed most positively.

Which stocks detracted significantly from the Fund’s performance during the Reporting Period?

Among those companies detracting most from the Fund’s results relative to the Russell Index were positions in Dupont de Nemours, Concho Resources and Medtronic.

Dupont de Nemours is a specialty materials and chemicals company. Its stock trailed the broader U.S. equity market and the materials sector as a whole, with fears around U.S.-China trade tensions as one of the headwinds. In the first week of April 2019,

1

GOLDMAN SACHS VARIABLE INSURANCE TRUST LARGE CAP VALUE FUND

the company had spun off from its parent company and initiated a one-for-three reverse stock split. (A reverse stock split is a type of corporate action which consolidates the number of existing shares of stock into fewer, proportionally more valuable, shares.) Despite its early struggles as a stand-alone company, we believe its management is keen to deliver value for its shareholders. At the end of the Reporting Period, we also felt the company’s transportation and advanced polymers segment was well positioned to capture a significant opportunity from global growth in hybrid and electric vehicles.

Concho Resources is an oil and natural gas exploration and production company operating in the Permian Basin. Its stock fell through much of the Reporting Period due to a decline in natural gas prices and a disappointing third quarter 2019 earnings release. Given its lower oil production guidance and valuation premium to its peers, we decided to exit the position and allocate the capital to what we believe are more attractive opportunities.

Medtronic is a medical technology company engaged in the development, manufacture, distribution and sale of device-based medical therapies and services. We decided to exit the Fund’s position in the stock at the end of May 2019 after reassessing the competitive landscape in the medical technology industry and determining that we believed better risk/reward opportunities could be found elsewhere. Prior to exiting the position, the stock was down slightly, but its share price rose following our exit, leading it to be a top relative detractor. Despite the stock rising following our sale of the shares, we continued to believe it was prudent to allocate capital to what we saw as more attractive companies.

What were some of the Fund’s best-performing individual stocks?

Relative to the Russell Index, the Fund benefited most from positions in Marvell Technology Group, ITT and Zimmer Biomet Holdings.

Marvell Technology Group, an integrated circuit designer, developer and seller, saw its stock gain rather steadily to start 2019 and then rise even faster during the course of the calendar year as gains came on the back of U.S.-China trade headlines that boosted the semiconductor industry as a whole. Strong first quarter 2019 results featuring above consensus revenue and earnings per share and a positive outlook on the future of the firm’s fifth-generation, or 5G, capabilities boosted the company’s share price as well. Marvell Technology Group also announced the sale of its connectivity assets to NXP Semiconductors, marking the divestiture of an arm that offered few synergies to other, stronger segments of the firm, which the market received positively. This deal fits into a broader pattern of strategic transactions that Marvell Technology Group’s management team has been pursuing. At the end of the Reporting Period, we believed these strategic acquisitions and divestitures, its enhanced position in 5G, and what we saw as its improved financial flexibility may be indicators of potential positive performance going forward.

ITT is a manufacturer of engineered components for customized technologies. A strong earnings report in the second quarter of 2019 caused its stock to rise when its management gave positive commentary on self-help and end-market opportunities. Its shares rallied again in early November 2019 after the company reported above-consensus expectations earnings and revenue metrics, raised guidance and announced a share repurchase program. At the end of the Reporting Period, we believed ITT’s motion business may well continue to gain market share. We were also confident in its management’s commitment to returning shareholder value through buybacks.

Zimmer Biomet Holdings is a manufacturer of musculoskeletal health care products and solutions. A strong earnings report during the third quarter of 2019 caused its stock to rise when the company put to rest speculation it might pull back from its full-year guidance after former Chief Financial Officer (“CFO”) Dan Florin announced he was stepping down. Instead of lowering its guidance, the company expressed increasing optimism. Zimmer Biomet Holdings had previously projected it would achieve constant-currency revenue in line with its weighted-average market growth rate beginning in 2020. At the end of the Reporting Period, we remained positive on its management team and its ability to redeploy capital and shift the company’s business mix into faster growing end-markets. We also remained optimistic about the company’s growth outlook.

How did the Fund use derivatives and similar instruments during the Reporting Period?

During the Reporting Period, we did not use derivatives as part of an active management strategy.

Did the Fund make any significant purchases or sales during the Reporting Period?

During the Reporting Period, we initiated a Fund position in diversified financials institution Citigroup. We believe its new CFO has done a particularly good job of being transparent and setting reasonable expectations, which may be an important driver of the company’s stock price going forward. Overall, we feel Citigroup has appealing growth opportunities and find it an attractive opportunity in the financials sector.

2

GOLDMAN SACHS VARIABLE INSURANCE TRUST LARGE CAP VALUE FUND

We established a Fund position in fast-food restaurant retailer McDonald’s during the Reporting Period. We are positive on many of the strategic initiatives McDonald’s has been rolling out. Namely, we feel modernized restaurants, a revamped value menu and a shift toward fresh beef hamburgers can drive market share gains moving forward. With what we see as McDonald’s strong balance sheet, robust free cash flow and healthy return on equity, we believe its shares were attractively valued at the end of the Reporting Period and poised for continued appreciation.

Conversely, in addition to those sales already mentioned, we eliminated the Fund’s position in pharmaceuticals company Merck. After a strong start to the calendar year, we decided to exit the position in late June 2019 to allocate the capital to what we viewed as more attractive opportunities.

Were there any notable changes in the Fund’s weightings during the Reporting Period?

In constructing the Fund’s portfolio, we focus on picking stocks rather than on making industry or sector bets. We seek to outpace the benchmark index by overweighting stocks that we expect to outperform and underweighting those that we think may lag. Consequently, changes in its sector weights are generally the direct result of individual stock selection or of stock appreciation or depreciation. That said, during the Reporting Period, the Fund’s exposure compared to the Russell Index in financials, industrials and materials increased. The Fund’s allocations compared to the Russell Index in health care, information technology and energy decreased. The Fund’s position in cash also decreased during the Reporting Period.

How was the Fund positioned relative to its benchmark index at the end of the Reporting Period?

At the end of December 2019, the Fund had overweighted positions relative to the Russell Index in the financials and health care sectors. On the same date, the Fund had underweighted positions compared to the Russell Index in energy and real estate and was rather neutrally weighted to the Russell Index in the information technology, communication services, consumer staples, industrials, utilities, consumer discretionary and materials sectors.

Were there any changes to the Fund’s portfolio management team during the Reporting Period?

During the Reporting Period, Kevin Martens was added a co-lead Portfolio Manager for the Fund. Kevin is also a co-lead Portfolio Manager on the GSAM U.S. Equity Strategy as well as a portfolio manager on the U.S. Equity Team, where he has broad research responsibilities for the industrials sector across the U.S. Large- and Mid-Cap Equity Strategies. Before joining GSAM, Kevin was at Clearbridge Investments where he was a research analyst responsible for the materials sector. Prior to that, he was a research associate at Fred Alger Management covering industrials and was an investment banking associate at BMO Capital Markets. Kevin has 13 years of industry experience. He earned a BSBA in Finance and a BS in Accounting and Economics from Villanova University and an MBA from Columbia Business School.

What is the Fund’s tactical view and strategy for the months ahead?

The U.S. equity markets delivered robust performance in 2019. Economic growth remained near-trend, with a healthy consumer, both in balance sheet and confidence, continuing to support the U.S. economy. At the end of the Reporting Period, we remained constructive on U.S. equities and believed there could be further gains, buoyed by low interest rates and steady cash flow generation. Despite intervals of volatility, we believed fundamentals remained stable and did not indicate a downturn in global economic growth or corporate earnings. Within this more volatile backdrop, we believed a thorough understanding of both market and company-specific variables may well be crucial to navigating the environment. With that said, we continue to focus on what we consider to be high quality companies with strong market positions and experienced management teams.

Indeed, regardless of market direction, we remain committed to our core philosophy and process. We intend to maintain a long-term time horizon, rather than forecast the next quarter. As always, we maintain our focus on undervalued companies that we believe have comparatively greater control of their own destiny, such as innovators with differentiated products, companies with low cost structures or companies that have been investing in their own businesses and may be poised to gain market share.

3

GOLDMAN SACHS VARIABLE INSURANCE TRUST LARGE CAP VALUE FUND

Index Definitions

The Russell 1000® Value Index is an unmanaged market capitalization weighted index of the 1000 largest U.S. companies with lower price-to-book ratios and lower forecasted growth values. The figures for the index do not include any deduction for fees, expenses or taxes.

The Russell 2000® Index is an unmanaged index of common stock prices that measures the performance of the 2000 smallest companies in the Russell 3000® Index. The figures for the index do not include any deduction for fees, expenses or taxes.

The S&P 500® Index is the Standard & Poor’s composite index of 500 stocks, an unmanaged index of common stock prices. The figures for the index do not include any deduction for fees, expenses or taxes.

The Russell Midcap® Index measures the performance of the 800 smallest companies in the Russell 1000® Index, which represent approximately 25% of the total market capitalization of the Russell 1000® Index.

The Russell 1000® Index measures the performance of the 1,000 largest companies in the Russell 3000® Index, which represent approximately 92% of the total market capitalization of the Russell 3000® Index.

It is not possible to invest directly in an index.

4

FUND BASICS

Large Cap Value Fund

as of December 31, 2019

TOP TEN HOLDINGS AS OF 12/31/191

Holding	% of Net Assets	Line of Business
JPMorgan Chase & Co.	4.2%	Banks
Berkshire Hathaway, Inc. Class B	4.0	Diversified Financials
Johnson & Johnson	3.0	Pharmaceuticals, Biotechnology & Life Sciences
Wells Fargo & Co.	2.7	Banks
Verizon Communications, Inc.	2.6	Telecommunication Services
Chevron Corp.	2.5	Energy
Procter & Gamble Co. (The)	2.5	Household & Personal Products
Citigroup, Inc.	2.2	Banks
Walmart, Inc.	2.2	Food & Staples Retailing
Walt Disney Co. (The)	2.2	Media & Entertainment

[1]	The top 10 holdings may not be representative of the Fund’s future investments.

FUND VS. BENCHMARK SECTOR ALLOCATIONS2

As of December 31, 2019

[2]

The Fund is actively managed and, as such, its composition may differ over time. Consequently, the Fund’s overall sector allocations may differ from percentages contained in the graph above. The graph categorizes investments using Global Industry Classification Standard (“GICS”); however, the sector classifications used by the portfolio management team may differ from GICS. The percentage shown for each investment category reflects the value of investments in that category as a percentage of market value. Underlying sector allocations of exchange traded funds and investment companies held by the Fund are not reflected in the graph above.

For more information about your Fund, please refer to www.GSAMFUNDS.com. There, you can learn more about your Fund’s investment strategies, holdings, and performance.

5

GOLDMAN SACHS VARIABLE INSURANCE TRUST LARGE CAP VALUE FUND

Performance Summary

December 31, 2019

The following graph shows the value, as of December 31, 2019, of a $10,000 investment made on January 1, 2010 in Service Shares at NAV. For comparative purposes, the performance of the Fund’s benchmark, the Russell 1000® Value Index (with distributions reinvested), is shown. Performance reflects applicable fee waivers and/or expense limitations in effect during the periods shown and in their absence, performance would be reduced. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. The returns set forth below represent past performance. Past performance does not guarantee future results. The Fund’s investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted below. Please visit our web site at www.GSAMFUNDS.com to obtain the most recent month-end returns.

Large Cap Value Fund’s 10 Year Performance

Performance of a $10,000 investment, with distributions reinvested, from January 1, 2010 through December 31, 2019.

Average Annual Total Return through December 31, 2019	One Year	Five Years	Ten Years
Institutional	25.93%	6.19%	9.60%
Service	25.61%	5.93%	9.32%

6

GOLDMAN SACHS VARIABLE INSURANCE TRUST LARGE CAP VALUE FUND

Schedule of Investments

December 31, 2019

Shares	Description	Value

Common Stocks – 99.8%
Automobiles & Components – 0.7%
32,776	Aptiv plc	$3,112,737

Banks – 12.1%
222,808	Bank of America Corp.	7,847,298
129,837	Citigroup, Inc.	10,372,678
141,742	JPMorgan Chase & Co.	19,758,835
34,868	M&T Bank Corp.	5,918,843
239,002	Wells Fargo & Co.	12,858,307

		56,755,961

Capital Goods – 7.5%
8,059	Boeing Co. (The)	2,625,300
30,781	Deere & Co.	5,333,116
624,900	General Electric Co.	6,973,884
30,699	Honeywell International, Inc.	5,433,723
69,396	ITT, Inc.	5,129,058
11,448	Northrop Grumman Corp.	3,937,768
34,174	Stanley Black & Decker, Inc.	5,663,999

		35,096,848

Commercial & Professional Services – 0.5%
26,395	Waste Connections, Inc.	2,396,402

Consumer Durables & Apparel – 1.0%
45,624	PVH Corp.	4,797,364

Consumer Services – 3.1%
33,589	Las Vegas Sands Corp.	2,318,985
40,028	McDonald’s Corp.	7,909,933
32,775	Royal Caribbean Cruises Ltd.	4,375,790

		14,604,708

Diversified Financials – 8.7%
51,177	American Express Co.	6,371,025
82,153	Berkshire Hathaway, Inc. Class B*	18,607,654
9,263	BlackRock, Inc.	4,656,510
45,012	Intercontinental Exchange, Inc.	4,165,861
83,817	Morgan Stanley	4,284,725
28,756	Northern Trust Corp.	3,055,037

		41,140,812

Energy – 6.6%
95,179	Baker Hughes Co.	2,439,438
52,703	Cheniere Energy, Inc.*	3,218,572
96,141	Chevron Corp.	11,585,952
50,256	EOG Resources, Inc.	4,209,442
94,829	Exxon Mobil Corp.	6,617,168
51,043	Marathon Petroleum Corp.	3,075,341

		31,145,913

Food & Staples Retailing – 2.9%
75,356	US Foods Holding Corp.*	3,156,663
87,050	Walmart, Inc.	10,345,022

		13,501,685

Food, Beverage & Tobacco – 2.9%
17,041	Constellation Brands, Inc. Class A	3,233,530
74,929	Mondelez International, Inc. Class A	4,127,089

Common Stocks – (continued)
Food, Beverage & Tobacco – (continued)
76,388	Philip Morris International, Inc.	6,499,855

		13,860,474

Health Care Equipment & Services – 6.8%
10,020	ABIOMED, Inc.*	1,709,312
81,977	Boston Scientific Corp.*	3,707,000
9,787	Cooper Cos., Inc. (The)	3,144,465
92,381	CVS Health Corp.	6,862,984
34,601	Danaher Corp.	5,310,561
15,072	Envista Holdings Corp.*	446,734
14,157	Humana, Inc.	5,188,824
37,670	Zimmer Biomet Holdings, Inc.	5,638,446

		32,008,326

Household & Personal Products – 2.5%
92,470	Procter & Gamble Co. (The)	11,549,503

Insurance – 4.8%
47,720	Allstate Corp. (The)	5,366,114
35,660	American Financial Group, Inc.	3,910,119
67,997	American International Group, Inc.	3,490,286
38,631	Chubb Ltd.	6,013,301
18,199	Willis Towers Watson plc	3,675,106

		22,454,926

Materials – 4.3%
9,382	Celanese Corp.	1,155,112
85,477	DuPont de Nemours, Inc.	5,487,623
32,883	Linde plc	7,000,791
10,923	Martin Marietta Materials, Inc.	3,054,508
29,745	Packaging Corp. of America	3,331,142

		20,029,176

Media & Entertainment – 6.4%
97,450	Activision Blizzard, Inc.	5,790,479
3,406	Alphabet, Inc. Class A*	4,561,962
157,843	Comcast Corp. Class A	7,098,200
11,973	Facebook, Inc. Class A*	2,457,458
70,620	Walt Disney Co. (The)	10,213,771

		30,121,870

Pharmaceuticals, Biotechnology & Life Sciences – 7.1%
32,950	Agilent Technologies, Inc.	2,810,964
81,982	AstraZeneca plc ADR	4,087,623
152,512	Elanco Animal Health, Inc.*	4,491,478
40,904	Eli Lilly & Co.	5,376,013
97,102	Johnson & Johnson	14,164,269
61,705	Pfizer, Inc.	2,417,602

		33,347,949

Real Estate Investment Trusts – 4.1%
27,563	Alexandria Real Estate Equities, Inc.	4,453,630
28,414	AvalonBay Communities, Inc.	5,958,416
33,507	Extra Space Storage, Inc.	3,539,009
143,150	Hudson Pacific Properties, Inc.	5,389,597

		19,340,652

The accompanying notes are an integral part of these financial statements.	7

GOLDMAN SACHS VARIABLE INSURANCE TRUST LARGE CAP VALUE FUND

Schedule of Investments (continued)

December 31, 2019

Shares	Description	Value

Common Stocks – (continued)
Retailing – 0.6%
25,658	Lowe’s Cos., Inc.	$3,072,802

Semiconductors & Semiconductor Equipment – 2.5%
78,921	Intel Corp.	4,723,422
111,784	Marvell Technology Group Ltd.	2,968,983
31,128	Texas Instruments, Inc.	3,993,411

		11,685,816

Software & Services – 2.9%
35,136	Citrix Systems, Inc.	3,896,582
52,878	Cognizant Technology Solutions Corp. Class A	3,279,494
26,745	Fidelity National Information Services, Inc.	3,719,962
17,744	Microsoft Corp.	2,798,229

		13,694,267

Technology Hardware & Equipment – 0.8%
36,009	Cisco Systems, Inc.	1,726,992
82,593	Juniper Networks, Inc.	2,034,265

		3,761,257

Telecommunication Services – 2.6%
201,805	Verizon Communications, Inc.	12,390,827

Transportation – 2.1%
24,557	Norfolk Southern Corp.	4,767,251
28,580	Union Pacific Corp.	5,166,978

		9,934,229

Utilities – 6.3%
64,677	Ameren Corp.	4,967,194
31,815	American Water Works Co., Inc.	3,908,473
34,087	Atmos Energy Corp.	3,812,972
67,647	CMS Energy Corp.	4,250,937
29,537	NextEra Energy, Inc.	7,152,680
83,817	Xcel Energy, Inc.	5,321,541

		29,413,797

TOTAL COMMON STOCKS
(Cost $392,761,762)		$469,218,301

Shares	Dividend Rate	Value

Investment Company(a) – 0.2%
Goldman Sachs Financial Square Government Fund — Institutional Shares
771,927	1.638%	$771,927
(Cost $771,927)

TOTAL INVESTMENTS – 100.0%
(Cost $393,533,689)		$469,990,228

LIABILITIES IN EXCESS OF OTHER ASSETS – 0.0%		(117,964)

NET ASSETS – 100.0%		$469,872,264

The percentage shown for each investment category reflects the value of investments in that category as a percentage of net assets.

*	Non-income producing security.

(a)	Represents an Affiliated Issuer.

Investment Abbreviation:
ADR	—American Depositary Receipt

8	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS VARIABLE INSURANCE TRUST LARGE CAP VALUE FUND

Statement of Assets and Liabilities

December 31, 2019

Assets:
Investments in unaffiliated issuers, at value (cost $392,761,762)	$469,218,301
Investments in affiliated issuers, at value (cost $771,927)	771,927
Cash	447,501
Due from Custodian	12,260
Receivables:
Dividends	533,066
Fund shares sold	122,107
Reimbursement from investment adviser	26,649

Total assets	471,131,811

Liabilities:
Payables:
Fund shares redeemed	700,381
Management fees	273,285
Distribution and Service fees and Transfer Agency fees	72,442
Accrued expenses	213,439

Total liabilities	1,259,547

Net Assets:
Paid-in capital	386,019,401
Total distributable earnings (loss)	83,852,863

NET ASSETS	$469,872,264
Net Assets:
Institutional	$163,814,284
Service	306,057,980

Total Net Assets	$469,872,264
Shares outstanding $0.001 par value (unlimited shares authorized):
Institutional	17,822,818
Service	33,290,424
Net asset value, offering and redemption price per share:
Institutional	$9.19
Service	9.19

The accompanying notes are an integral part of these financial statements.	9

GOLDMAN SACHS VARIABLE INSURANCE TRUST LARGE CAP VALUE FUND

Statement of Operations

For the Fiscal Year Ended December 31, 2019

Investment income:
Dividends — unaffiliated issuers (net of foreign taxes withheld of $6,736)	$10,082,554
Dividends — affiliated issuers	57,939
Securities lending income — unaffiliated issuer	19,664

Total investment income	10,160,157

Expenses:
Management fees	3,330,092
Distribution and Service fees — Service Shares	757,066
Shareholder meeting expense	107,155
Professional fees	97,614
Printing and mailing costs	96,475
Transfer Agency fees(a)	92,495
Custody, accounting and administrative services	80,601
Trustee fees	16,557
Registration fees	542
Other	20,059

Total expenses	4,598,656

Less — expense reductions	(442,785)

Net expenses	4,155,871

NET INVESTMENT INCOME	6,004,286

Realized and unrealized gain:
Net realized gain from investments — unaffiliated issuers	20,966,506

Net change in unrealized gain on investments — unaffiliated issuers	78,158,001

Net realized and unrealized gain	99,124,507

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$105,128,793

(a) Institutional and Service Shares incurred Transfer Agency fees of $31,935 and $60,560, respectively.

10	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS VARIABLE INSURANCE TRUST LARGE CAP VALUE FUND

Statements of Changes in Net Assets

	For the Fiscal Year Ended December 31, 2019	For the Fiscal Year Ended December 31, 2018

From operations:
Net investment income	$6,004,286	$5,902,274
Net realized gain	20,966,506	38,681,430
Net change in unrealized gain (loss)	78,158,001	(85,485,686)

Net increase (decrease) in net assets resulting from operations	105,128,793	(40,901,982)

Distributions to shareholders:
From distributable earnings:
Institutional Shares	(7,943,415)	(11,515,289)
Service Shares	(14,094,598)	(20,776,605)

Total distributions to shareholders	(22,038,013)	(32,291,894)

From share transactions:
Proceeds from sales of shares	13,557,948	25,313,246
Reinvestment of distributions	22,038,013	32,291,894
Cost of shares redeemed	(82,668,632)	(97,515,109)

Net decrease in net assets resulting from share transactions	(47,072,671)	(39,909,969)

TOTAL INCREASE (DECREASE)	36,018,109	(113,103,845)

Net Assets:

Beginning of year	433,854,155	546,958,000

End of year	$469,872,264	$433,854,155

The accompanying notes are an integral part of these financial statements.	11

GOLDMAN SACHS VARIABLE INSURANCE TRUST LARGE CAP VALUE FUND

Financial Highlights

Selected Data for a Share Outstanding Throughout Each Year

	Goldman Sachs Large Cap Value Fund
	Institutional Shares
	Year Ended December 31,
	2019	2018	2017	2016	2015

Per Share Data

Net asset value, beginning of year	$7.67	$9.06	$10.16	$9.39	$11.39

Net investment income(a)	0.13	0.12	0.16	0.18	0.15

Net realized and unrealized gain (loss)	1.86	(0.88)	0.83	0.91	(0.67)

Total from investment operations	1.99	(0.76)	0.99	1.09	(0.52)

Distributions to shareholders from net investment income	(0.14)	(0.12)	(0.18)	(0.22)	(0.16)

Distributions to shareholders from net realized gains	(0.33)	(0.51)	(1.91)	(0.10)	(1.32)

Total distributions	(0.47)	(0.63)	(2.09)	(0.32)	(1.48)

Net asset value, end of year	$9.19	$7.67	$9.06	$10.16	$9.39

Total return(b)	25.93%	(8.46)%	9.85%	11.55%	(4.41)%

Net assets, end of year (in 000s)	$163,814	$150,963	$188,182	$243,875	$279,910

Ratio of net expenses to average net assets	0.73%	0.71%	0.72%	0.74%	0.74%

Ratio of total expenses to average net assets	0.83%	0.81%	0.81%	0.81%	0.81%

Ratio of net investment income to average net assets	1.46%	1.32%	1.50%	1.91%	1.38%

Portfolio turnover rate(c)	58%	125%	127%	130%	83%

(a)	Calculated based on the average shares outstanding methodology.
(b)

Assumes investment at the net asset value at the beginning of the year, reinvestment of all distributions, a complete redemption of the investment at the net asset value at the end of the year and no sales or redemption charges (if any). Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares.

(c)

The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

12	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS VARIABLE INSURANCE TRUST LARGE CAP VALUE FUND

Financial Highlights (continued)

Selected Data for a Share Outstanding Throughout Each Year

	Goldman Sachs Large Cap Value Fund
	Service Shares
	Year Ended December 31,
	2019	2018	2017	2016	2015

Per Share Data

Net asset value, beginning of year	$7.67	$9.06	$10.16	$9.39	$11.38

Net investment income(a)	0.11	0.10	0.13	0.16	0.13

Net realized and unrealized gain (loss)	1.85	(0.88)	0.83	0.90	(0.67)

Total from investment operations	1.96	(0.78)	0.96	1.06	(0.54)

Distributions to shareholders from net investment income	(0.11)	(0.10)	(0.15)	(0.19)	(0.13)

Distributions to shareholders from net realized gains	(0.33)	(0.51)	(1.91)	(0.10)	(1.32)

Total distributions	(0.44)	(0.61)	(2.06)	(0.29)	(1.45)

Net asset value, end of year	$9.19	$7.67	$9.06	$10.16	$9.39

Total return(b)	25.61%	(8.72)%	9.56%	11.25%	(4.58)%

Net assets, end of year (in 000s)	$306,058	$282,891	$358,776	$531,553	$610,689

Ratio of net expenses to average net assets	0.98%	0.96%	0.97%	0.99%	0.99%

Ratio of total expenses to average net assets	1.08%	1.06%	1.06%	1.06%	1.06%

Ratio of net investment income to average net assets	1.21%	1.07%	1.26%	1.66%	1.13%

Portfolio turnover rate(c)	58%	125%	127%	130%	83%

(a)	Calculated based on the average shares outstanding methodology.
(b)

Assumes investment at the net asset value at the beginning of the year, reinvestment of all distributions, a complete redemption of the investment at the net asset value at the end of the year and no sales or redemption charges (if any). Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares.

(c)

The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

The accompanying notes are an integral part of these financial statements.	13

GOLDMAN SACHS VARIABLE INSURANCE TRUST LARGE CAP VALUE FUND

Notes to Financial Statements

December 31, 2019

1.    ORGANIZATION

Goldman Sachs Variable Insurance Trust (the “Trust” or “VIT”) is a Delaware statutory trust registered under the Investment Company Act of 1940, as amended (the “Act”), as an open-end management investment company. The Trust includes the Goldman Sachs Large Cap Value Fund (the “Fund”). The Fund is a diversified portfolio under the Act offering two classes of shares — Institutional and Service Shares. Shares of the Trust are offered to separate accounts of participating life insurance companies for the purpose of funding variable annuity contracts and variable life insurance policies.

Goldman Sachs Asset Management, L.P. (“GSAM”), an affiliate of Goldman Sachs & Co. LLC (“Goldman Sachs”), serves as investment adviser to the Fund pursuant to a management agreement (the “Agreement”) with the Trust.

2.    SIGNIFICANT ACCOUNTING POLICIES

The financial statements have been prepared in accordance with accounting principles generally accepted in the United States of America (“GAAP”) and require management to make estimates and assumptions that may affect the reported amounts and disclosures. Actual results may differ from those estimates and assumptions. The Fund is an investment company under GAAP and follows the accounting and reporting guidance applicable to investment companies.

A.  Investment Valuation — The Fund’s valuation policy is to value investments at fair value.

B. Investment Income and Investments — Investment income includes interest income, dividend income, and securities lending income, if any. Interest income is accrued daily and adjusted for amortization of premiums and accretion of discounts. Dividend income is recognized on ex-dividend date or, for certain foreign securities, as soon as such information is obtained subsequent to the ex-dividend date. Non-cash dividends, if any, are recorded at the fair market value of the securities received. Investment transactions are reflected on trade date. Realized gains and losses are calculated using identified cost. Investment transactions are recorded on the following business day for daily net asset value (“NAV”) calculations. Investment income is recorded net of any foreign withholding taxes, less any amounts reclaimable. The Fund may file withholding tax reclaims in certain jurisdictions to recover a portion of amounts previously withheld. Any foreign capital gains tax is accrued daily based upon net unrealized gains, and is payable upon sale of such investments. Distributions received from the Fund’s investments in United States (“U.S.”) real estate investment trusts (“REITs”) may be characterized as ordinary income, net capital gain and/or a return of capital. A return of capital is recorded by the Fund as a reduction to the cost basis of the REIT.

C.  Class Allocations and Expenses — Investment income, realized and unrealized gain (loss), if any, and non-class specific expenses of the Fund are allocated daily based upon the proportion of net assets of each class. Non-class specific expenses directly incurred by the Fund are charged to the Fund, while such expenses incurred by the Trust are allocated across the Fund on a straight-line and/or pro-rata basis depending upon the nature of the expenses. Class-specific expenses, where applicable, are borne by the respective share classes and include Distribution and Service and Transfer Agency fees.

D.  Federal Taxes and Distributions to Shareholders — It is the Fund’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended (the “Code”), applicable to regulated investment companies and to distribute each year substantially all of its investment company taxable income and capital gains to its shareholders. Accordingly, the Fund is not required to make any provisions for the payment of federal income tax. Distributions to shareholders are recorded on the ex-dividend date. Income and capital gains distributions, if any, are declared and paid at least annually.

Net capital losses, if any, are carried forward to future fiscal years and may be used to the extent allowed by the Code to offset any future capital gains. Losses that are carried forward will retain their character as either short-term or long-term capital losses. Utilization of capital loss carryforwards will reduce the requirement of future capital gains distributions.

The characterization of distributions to shareholders for financial reporting purposes is determined in accordance with federal income tax rules, which may differ from GAAP. The source of the Fund’s distributions may be shown in the accompanying financial statements as either from distributable earnings or capital. Certain components of the Fund’s net assets on the Statement of Assets and Liabilities reflect permanent GAAP/tax differences based on the appropriate tax character.

14

GOLDMAN SACHS VARIABLE INSURANCE TRUST LARGE CAP VALUE FUND

3.    INVESTMENTS AND FAIR VALUE MEASUREMENTS

U.S. GAAP defines the fair value of a financial instrument as the amount that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date (i.e., the exit price); the Fund’s policy is to use the market approach. GAAP establishes a fair value hierarchy that prioritizes the inputs to valuation techniques used to measure fair value. The hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements). The levels used for classifying investments are not necessarily an indication of the risk associated with investing in these investments. The three levels of the fair value hierarchy are described below:

Level 1 — Unadjusted quoted prices in active markets that are accessible at the measurement date for identical, unrestricted assets or liabilities;

Level 2 — Quoted prices in markets that are not active or financial instruments for which significant inputs are observable (including, but not limited to, quoted prices for similar investments, interest rates, foreign exchange rates, volatility and credit spreads), either directly or indirectly;

Level 3 — Prices or valuations that require significant unobservable inputs (including GSAM’s assumptions in determining fair value measurement).

The Board of Trustees (“Trustees”) has approved Valuation Procedures that govern the valuation of the portfolio investments held by the Fund, including investments for which market quotations are not readily available. The Trustees have delegated to GSAM day-to-day responsibility for implementing and maintaining internal controls and procedures related to the valuation of the Fund’s investments. To assess the continuing appropriateness of pricing sources and methodologies, GSAM regularly performs price verification procedures and issues challenges as necessary to third party pricing vendors or brokers, and any differences are reviewed in accordance with the Valuation Procedures.

A.  Level 1 and Level 2 Fair Value Investments — The valuation techniques and significant inputs used in determining the fair values for investments classified as Level 1 and Level 2 are as follows:

Equity Securities — Equity securities traded on a U.S. securities exchange or the NASDAQ system, or those located on certain foreign exchanges, including but not limited to the Americas, are valued daily at their last sale price or official closing price on the principal exchange or system on which they are traded. If there is no sale or official closing price or such price is believed by GSAM to not represent fair value, equity securities may be valued at the closing bid price for long positions and at the closing ask price for short positions. To the extent these investments are actively traded, they are classified as Level 1 of the fair value hierarchy, otherwise they are generally classified as Level 2.

Unlisted equity securities for which market quotations are available are valued at the last sale price on the valuation date, or if no sale occurs, at the last bid price for long positions or the last ask price for short positions, and are generally classified as Level 2.

Money Market Funds — Investments in the Goldman Sachs Financial Square Government Fund (“Underlying Fund”) are valued at the NAV per share of the Institutional Share class on the day of valuation. These investments are generally classified as Level 1 of the fair value hierarchy. For information regarding the Underlying Fund’s accounting policies and investment holdings, please see the Underlying Fund’s shareholder report.

B.  Level 3 Fair Value Investments — To the extent that significant inputs to valuation models and other alternative pricing sources are unobservable, or if quotations are not readily available, or if GSAM believes that such quotations do not accurately reflect fair value, the fair value of the Fund’s investments may be determined under Valuation Procedures approved by the Trustees. GSAM, consistent with its procedures and applicable regulatory guidance, may make an adjustment to the most recent valuation prices of either domestic or foreign securities in light of significant events to reflect what it believes to be the fair value of the securities at the time of determining the Fund’s NAV. To the extent investments are valued using single source broker quotations obtained directly from the broker or passed through from third party pricing vendors, such investments are classified as Level 3 investments.

15

GOLDMAN SACHS VARIABLE INSURANCE TRUST LARGE CAP VALUE FUND

Notes to Financial Statements (continued)

December 31, 2019

3.    INVESTMENTS AND FAIR VALUE MEASUREMENTS (continued)

C. Fair Value Hierarchy — The following is a summary of the Fund’s investments classified in the fair value hierarchy as of December 31, 2019:

Investment Type	Level 1	Level 2	Level 3

Assets
Common Stock and/or Other Equity Investments(a)
Europe	$11,088,414	$—	$—
North America	458,129,887	—	—
Investment Company	771,927	—	—

Total	$469,990,228	$—	$—

(a)

Amounts are disclosed by continent to highlight the impact of time zone differences between local market close and the calculation of NAV. Security valuations are based on the principal exchange or system on which they are traded, which may differ from country of domicile.

For further information regarding security characteristics, see the Schedule of Investments.

4.    AGREEMENTS AND AFFILIATED TRANSACTIONS

A.  Management Agreement — Under the Agreement, GSAM manages the Fund, subject to the general supervision of the Trustees.

As compensation for the services rendered pursuant to the Agreement, the assumption of the expenses related thereto and administration of the Fund’s business affairs, including providing facilities, GSAM is entitled to a management fee, accrued daily and paid monthly, equal to an annual percentage rate of the Fund’s average daily net assets.

For the fiscal year ended December 31, 2019, contractual and effective net management fees with GSAM were at the following rates:

Contractual Management Rate
First $1 billion	Next $1 billion	Next $3 billion	Next $3 billion	Over $8 billion	Effective Rate	Effective Net Management Rate^

0.72%	0.65%	0.62%	0.60%	0.59%	0.72%	0.69	*

^	Effective Net Management Rate includes the impact of management fee waivers of affiliated Underlying Funds, if any.
*

GSAM agreed to waive a portion of its management fee in order to achieve a net management rate, as defined in the Fund’s most recent prospectus. This waiver will be effective through at least April 30, 2020, and prior to such date GSAM may not terminate the arrangement without approval of the Trustees. For the fiscal year ended December 31, 2019, GSAM waived $138,751 of its management fee.

The Fund invests in Institutional Shares of the Goldman Sachs Financial Square Government Fund, which is an affiliated Underlying Fund. GSAM has agreed to waive a portion of its management fee payable by the Fund in an amount equal to the management fee it earns as an investment adviser to the affiliated Underlying Fund in which the Fund invests, except those management fees it earns from the Fund’s investments of cash collateral received in connection with securities lending transactions in the Goldman Sachs Financial Square Government Fund. For the fiscal year ended December 31, 2019, GSAM waived $4,423 of the Fund’s management fee.

B.  Distribution and Service (12b-1) Plan — The Trust, on behalf of Service Shares of the Fund, has adopted a Distribution and Service Plan subject to Rule 12b-1 under the Act. Under the Distribution and Service Plan, Goldman Sachs, which serves as distributor, is entitled to a fee accrued daily and paid monthly, for distribution services and personal and account maintenance services, which may then be paid by Goldman Sachs to authorized dealers, equal to, on an annual basis, 0.25% of the Fund’s average daily net assets attributable to Service Shares.

16

GOLDMAN SACHS VARIABLE INSURANCE TRUST LARGE CAP VALUE FUND

4.    AGREEMENTS AND AFFILIATED TRANSACTIONS (continued)

C.  Transfer Agency Agreement — Goldman Sachs also serves as the transfer agent of the Fund for a fee pursuant to the Transfer Agency Agreement. The fees charged for such transfer agency services are accrued daily and paid monthly at an annual rate of 0.02% of the average daily net assets of Institutional and Service Shares.

D.  Other Expense Agreements and Affiliated Transactions — GSAM has agreed to reduce or limit certain “Other Expenses” of the Fund (excluding acquired fund fees and expenses, transfer agency fees and expenses, service fees and shareholder administration fees (as applicable), taxes, interest, brokerage fees, expenses of shareholder meetings, litigation and indemnification, and extraordinary expenses) to the extent such expenses exceed, on an annual basis, a percentage rate of the average daily net assets of the Fund. Such Other Expense reimbursements, if any, are accrued daily and paid monthly. In addition, the Fund is not obligated to reimburse GSAM for prior fiscal year expense reimbursements, if any. The Other Expense limitation as an annual percentage rate of average daily net assets for the Fund is 0.004%. The Other Expense limitation will remain in place through at least April 30, 2020, and prior to such date GSAM may not terminate the arrangement without the approval of the Trustees. In addition, the Fund has entered into certain offset arrangements with the custodian and the transfer agent, which may result in a reduction of the Fund’s expenses and are received irrespective of the application of the “Other Expense” limitation described above.

For the fiscal year ended December 31, 2019, these expense reductions, including any fee waivers and Other Expense reimbursements, were as follows:

Management Fee Waiver	Custody Fee Credits	Other Expense Reimbursement	Total Expense Reductions

$143,174	$6,273	$293,338	$442,785

E.  Line of Credit Facility — As of December 31, 2019, the Fund participated in a $580,000,000 committed, unsecured revolving line of credit facility (the “facility”) together with other funds of the Trust and certain registered investment companies having management agreements with GSAM or its affiliates. This facility is to be used for temporary emergency purposes, or to allow for an orderly liquidation of securities to meet redemption requests. The interest rate on borrowings is based on the federal funds rate. The facility also requires a fee to be paid by the Fund based on the amount of the commitment that has not been utilized. For the fiscal year ended December 31, 2019, the Fund did not have any borrowings under the facility. Prior to April 30, 2019 the facility was $770,000,000.

F.  Other Transactions with Affiliates — For the fiscal year ended December 31, 2019, Goldman Sachs earned $1,870 in brokerage commissions from portfolio transactions.

The following table provides information about the Fund’s investments in the Goldman Sachs Financial Square Government Fund as of and for the fiscal year ended December 31, 2019:

Beginning Value as of December 31, 2018	Purchases at Cost	Proceeds from Sales	Ending Value as of December 31, 2019	Shares as of December 31, 2019	Dividend Income from Affiliated Investment Company

$2,443,839	$69,377,451	$(71,049,363)	$771,927	771,927	$57,939

5.    PORTFOLIO SECURITIES TRANSACTIONS

The cost of purchases and proceeds from sales and maturities of long-term securities for the fiscal year ended December 31, 2019, were $265,124,519 and $318,984,259 respectively.

17

GOLDMAN SACHS VARIABLE INSURANCE TRUST LARGE CAP VALUE FUND

Notes to Financial Statements (continued)

December 31, 2019

6.    SECURITIES LENDING

The Fund may lend its securities through a securities lending agent, the Bank of New York Mellon (“BNYM”), to certain qualified borrowers. In accordance with the Fund’s securities lending procedures, the Fund receives cash collateral at least equal to the market value of the securities on loan. The market value of the loaned securities is determined at the close of business of the Fund, at their last sale price or official closing price on the principal exchange or system on which they are traded, and any additional required collateral is delivered to the Fund on the next business day. As with other extensions of credit, the Fund may experience delay in the recovery of its securities or incur a loss should the borrower of the securities breach its agreement with the Fund or become insolvent at a time when the collateral is insufficient to cover the cost of repurchasing securities on loan. Dividend income received from securities on loan may not be subject to withholding taxes and therefore withholding taxes paid may differ from the amounts listed in the Statement of Operations. Loans of securities are terminable at any time and as such 1) the remaining contractual maturities of the outstanding securities lending transactions are considered to be overnight and continuous and 2) the borrower, after notice, is required to return borrowed securities within the standard time period for settlement of securities transactions.

The Fund invests the cash collateral received in connection with securities lending transactions in the Goldman Sachs Financial Square Government Fund (“Government Money Market Fund”), an affiliated series of the Goldman Sachs Trust. The Government Money Market Fund is registered under the Act as an open end investment company, is subject to Rule 2a-7 under the Act, and is managed by GSAM, for which GSAM may receive a management fee of up to 0.16% on an annualized basis of the average daily net assets of the Government Money Market Fund.

In the event of a default by a borrower with respect to any loan, BNYM may exercise any and all remedies provided under the applicable borrower agreement to make the Fund whole. These remedies include purchasing replacement securities by applying the collateral held from the defaulting broker against the purchase cost of the replacement securities. If BNYM is unable to purchase replacement securities, BNYM will indemnify the Fund by paying the Fund an amount equal to the market value of the securities loaned minus the value of cash collateral received from the borrower for the loan, subject to an exclusion for any shortfalls resulting from a loss of value in such cash collateral due to reinvestment risk. The Fund’s master netting agreements with certain borrowers provide the right, in the event of a default (including bankruptcy or insolvency), for the non-defaulting party to liquidate the collateral and calculate net exposure to the defaulting party or request additional collateral. However, in the event of a default by a borrower, a resolution authority could determine that such rights are not enforceable due to the restrictions or prohibitions against the right of set-off that may be imposed in accordance with a particular jurisdiction’s bankruptcy or insolvency laws. The Fund’s loaned securities were all subject to enforceable Securities Lending Agreements and the value of the collateral was at least equal to the value of the cash received. The amounts of the Fund’s overnight and continuous agreements, which represent the gross amounts of recognized liabilities for securities lending transactions outstanding as of December 31, 2019, are disclosed as “Payable upon return of securities loaned” on the Statement of Assets and Liabilities, where applicable. The Fund did not have securities on loan as of December 31, 2019.

Both the Fund and BNYM received compensation relating to the lending of the Fund’s securities. The amounts earned, if any, by the Fund for the fiscal year ended December 31, 2019, are reported under Investment Income on the Statement of Operations.

The following table provides information about the Fund’s investment in the Government Money Market Fund for the fiscal year ended December 31, 2019:

Beginning Value as of December 31, 2018	Purchases at Cost	Proceeds from Sales	Ending Value as of December 31, 2019

$—	$7,899,221	$(7,899,221)	$—

18

GOLDMAN SACHS VARIABLE INSURANCE TRUST LARGE CAP VALUE FUND

7.    TAX INFORMATION

The tax character of distributions paid during the fiscal years ended December 31, 2018 and December 31, 2019 was as follows:

	2018	2019
Distributions paid from:
Ordinary income	$6,015,014	$5,962,422
Net long-term capital gains	26,276,880	16,075,591
Total taxable distributions	$32,291,894	$22,038,013

As of December 31, 2019, the components of accumulated earnings (losses) on a tax-basis were as follows:

Undistributed ordinary income — net	$618,424
Undistributed long-term capital gains	7,835,269
Total undistributed earnings	$8,453,693
Timing differences (Real Estate Investment Trusts)	28,390
Unrealized gains — net	75,370,780
Total accumulated earnings — net	$83,852,863

As of December 31, 2019, the Fund’s aggregate security unrealized gains and losses based on cost for U.S. federal income tax purposes were as follows:

Tax cost	$394,619,448
Gross unrealized gain	82,745,896
Gross unrealized loss	(7,375,116)
Net unrealized gain	$75,370,780

The difference between GAAP-basis and tax-basis unrealized gains (losses) is attributable primarily to wash sales and differences in the tax treatment of real estate investment trust investments.

GSAM has reviewed the Fund’s tax positions for all open tax years (the current and prior three years, as applicable) and has concluded that no provision for income tax is required in the Fund’s financial statements. Such open tax years remain subject to examination and adjustment by tax authorities.

8.    OTHER RISKS

The Fund’s risks include, but are not limited to, the following:

Investments in Other Investment Companies Risk — As a shareholder of another investment company, the Fund will indirectly bear its proportionate share of any net management fees and other expenses paid by such other investment companies, in addition to the fees and expenses regularly borne by the Fund.

Large Shareholder Transactions Risk — The Fund may experience adverse effects when certain large shareholders, such as other funds, participating insurance companies, accounts and Goldman Sachs affiliates, purchase or redeem large amounts of shares of the Fund. Such large shareholder redemptions, which may occur rapidly or unexpectedly, may cause the Fund to sell portfolio securities at times when it would not otherwise do so, which may negatively impact the Fund’s NAV and liquidity. These transactions may also accelerate the realization of taxable income to shareholders if such sales of investments resulted in gains, and may also increase transaction costs. In addition, a large redemption could result in the Fund’s current expenses being allocated over

19

GOLDMAN SACHS VARIABLE INSURANCE TRUST LARGE CAP VALUE FUND

Notes to Financial Statements (continued)

December 31, 2019

8.    OTHER RISKS (continued)

a smaller asset base, leading to an increase in the Fund’s expense ratio. Similarly, large Fund share purchases may adversely affect the Fund’s performance to the extent that the Fund is delayed in investing new cash or otherwise maintains a larger cash position than it ordinarily would.

Liquidity Risk — The Fund may make investments that are illiquid or that may become less liquid in response to market developments or adverse investor perceptions. Illiquid investments may be more difficult to value. Liquidity risk may also refer to the risk that the Fund will not be able to pay redemption proceeds within the allowable time period or without significant dilution to remaining investors’ interests because of unusual market conditions, an unusually high volume of redemption requests, or other reasons. To meet redemption requests, the Fund may be forced to sell investments at an unfavorable time and/or under unfavorable conditions. If the Fund is forced to sell securities at an unfavorable time and/or under unfavorable conditions, such sales may adversely affect the Fund’s NAV and dilute remaining investors’ interests. Redemptions by large shareholders may have a negative impact on the Fund’s liquidity.

Market and Credit Risks — In the normal course of business, the Fund trades financial instruments and enters into financial transactions where risk of potential loss exists due to changes in the market (market risk). Additionally, the Fund may also be exposed to credit risk in the event that an issuer or guarantor fails to perform or that an institution or entity with which the Fund has unsettled or open transactions defaults.

9.    INDEMNIFICATIONS

Under the Trust’s organizational documents, its Trustees, officers, employees and agents are indemnified, to the extent permitted by the Act and state law, against certain liabilities that may arise out of performance of their duties to the Fund. Additionally, in the course of business, the Fund enters into contracts that contain a variety of indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred. However, GSAM believes the risk of loss under these arrangements to be remote.

10.    OTHER MATTERS

On November 5, 2019, a definitive proxy statement (“proxy”) was filed with the SEC to elect certain Trustees to the Trust. The Fund will bear its respective share of the proxy, shareholder meeting and other related costs and GSAM has agreed to reimburse the Fund to the extent such expenses exceed a specified percentage of the Fund’s net assets.

11.    SUBSEQUENT EVENTS

Subsequent events after the Statement of Assets and Liabilities date other than above have been evaluated, and GSAM has concluded that there is no impact requiring adjustment or disclosure in the financial statements.

20

GOLDMAN SACHS VARIABLE INSURANCE TRUST LARGE CAP VALUE FUND

12.    SUMMARY OF SHARE TRANSACTIONS

Share activity is as follows:

	For the Fiscal Year Ended December 31, 2019		For the Fiscal Year Ended December 31, 2018
	Shares	Dollars	Shares	Dollars
Institutional Shares
Shares sold	624,452	$5,567,317	854,945	$7,399,623
Reinvestment of distributions	872,903	7,943,415	1,482,019	11,515,289
Shares redeemed	(3,356,752)	(29,321,564)	(3,417,525)	(30,831,738)
	(1,859,397)	(15,810,832)	(1,080,561)	(11,916,826)
Service Shares
Shares sold	940,302	7,990,631	2,024,327	17,913,623
Reinvestment of distributions	1,548,857	14,094,598	2,673,952	20,776,605
Shares redeemed	(6,071,122)	(53,347,068)	(7,416,119)	(66,683,371)
	(3,581,963)	(31,261,839)	(2,717,840)	(27,993,143)

NET DECREASE	(5,441,360)	$(47,072,671)	(3,798,401)	$(39,909,969)

21

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of Goldman Sachs Variable Insurance Trust and Shareholders of Goldman Sachs Large Cap Value Fund

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Goldman Sachs Large Cap Value Fund (one of the funds constituting Goldman Sachs Variable Insurance Trust, referred to hereafter as the “Fund”) as of December 31, 2019, the related statement of operations for the year ended December 31, 2019, the statements of changes in net assets for each of the two years in the period ended December 31, 2019, including the related notes, and the financial highlights for each of the periods indicated therein (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of December 31, 2019, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended December 31, 2019 and the financial highlights for each of the periods indicated therein in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of December 31, 2019 by correspondence with the custodian, transfer agent and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Boston, Massachusetts

February 14, 2020

We have served as the auditor of one or more investment companies in the Goldman Sachs fund complex since 2000.

22

GOLDMAN SACHS VARIABLE INSURANCE TRUST LARGE CAP VALUE FUND

Voting Results of Special Meeting of Shareholders (Unaudited)

A Special Meeting (the “Meeting”) of the Goldman Sachs Variable Insurance Trust (“VIT”) was held on January 23, 2020 to consider and act upon the proposal below. The Fund will amortize its respective share of the proxy, shareholder meeting and other related costs and GSAM has agreed to reimburse the Fund to the extent such expenses exceed a specified percentage of the Fund’s net assets.

At the Meeting, Dwight L. Bush, Kathryn A. Cassidy, Joaquin Delgado and Gregory G. Weaver were elected to the Trust’s Board of Trustees. In electing trustees, the Trust’s shareholders voted as follows:

Proposal 1. Election of Trustees	For	Against	Withheld	Broker Non-Votes

Dwight L. Bush	745,493,677.130	0	17,848,840.639	0

Kathryn A. Cassidy	746,559,784.810	0	16,782,732.959	0

Joaquin Delgado	744,593,456.532	0	18,749,061.237	0

Gregory G. Weaver	746,707,039.321	0	16,635,478.448	0

23

GOLDMAN SACHS VARIABLE INSURANCE TRUST LARGE CAP VALUE FUND

Fund Expenses — Six Month Period Ended December 31, 2019 (Unaudited)

As a shareholder of Institutional or Service Shares of the Fund, you incur ongoing costs, including management fees, distribution and/or service (12b-1) fees (with respect to Service Shares) and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in Institutional Shares and Service Shares of the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from July 1, 2019 through December 31, 2019, which represents a period of 184 days of a 365 day year.

Actual Expenses — The first line under each share class in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000=8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes— The second line under each share class in the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual net expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only. As a shareholder of the Fund, you do not incur any transaction costs, such as sales charges, redemption fees, or exchange fees, but shareholders of other funds may incur such costs. The second line of the table is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds whose shareholders may incur transaction costs.

Share Class	Beginning Account Value 07/01/19	Ending Account Value 12/31/19		Expenses Paid for the 6 Months Ended 12/31/19*
Institutional

Actual	$1,000	$1,085.20		$3.84
Hypothetical 5% return	1,000	1,021.53	+	3.72
Service

Actual	1,000	1,083.80		5.15
Hypothetical 5% return	1,000	1,020.27	+	4.99

+	Hypothetical expenses are based on the Fund’s actual annualized net expense ratios and an assumed rate of return of 5% per year before expenses.

*

Expenses are calculated using the Fund’s annualized net expense ratio for each class, which represents the ongoing expenses as a percentage of net assets for the six months ended December 31, 2019. Expenses are calculated by multiplying the annualized net expense ratio by the average account value for the period; then multiplying the result by the number of days in the most recent fiscal half year; and then dividing that result by the number of days in the fiscal year. The annualized net expense ratios for the period were 0.73% and 0.98% for Institutional and Service Shares, respectively.

24

GOLDMAN SACHS VARIABLE INSURANCE TRUST LARGE CAP VALUE FUND

Trustees and Officers (Unaudited)

Independent Trustees

Name, Address and Age[1]	Position(s) Held with the Trust	Term of Office and Length of Time Served[2]	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee[3]	Other Directorships Held by Trustee[4]
Jessica Palmer Age: 70	Chair of the Board of Trustees	Since 2018 (Trustee since 2007)	Ms. Palmer is retired. She was formerly Consultant, Citigroup Human Resources Department (2007-2008); Managing Director, Citigroup Corporate and Investment Banking (previously, Salomon Smith Barney/Salomon Brothers) (1984-2006). Ms. Palmer was a Member of the Board of Trustees of Indian Mountain School (private elementary and secondary school) (2004-2009). Chair of the Board of Trustees — Goldman Sachs Trust and Goldman Sachs Variable Insurance Trust.	102	None
Kathryn A. Cassidy Age: 65	Trustee	Since 2015	Ms. Cassidy is retired. Formerly, she was Advisor to the Chairman (May 2014-December 2014); and Senior Vice President and Treasurer (2008-2014), General Electric Company & General Electric Capital Corporation (technology and financial services companies). Trustee — Goldman Sachs Trust and Goldman Sachs Variable Insurance Trust.	102	None
Diana M. Daniels Age: 70	Trustee	Since 2007	Ms. Daniels is retired. Formerly, she was Vice President, General Counsel and Secretary, The Washington Post Company (1991-2006). Ms. Daniels is a Trustee Emeritus and serves as a Presidential Councillor of Cornell University (2013-Present); former Member of the Legal Advisory Board, New York Stock Exchange (2003-2006) and of the Corporate Advisory Board, Standish Mellon Management Advisors (2006-2007). Trustee — Goldman Sachs Trust and Goldman Sachs Variable Insurance Trust.	102	None
Roy W. Templin Age: 59	Trustee	Since 2013

Mr. Templin is retired. He is Director, Armstrong World Industries, Inc. (a designer and manufacturer of ceiling, wall and suspension system solutions) (2016-Present); and was formerly Chairman of the Board of Directors, Con-Way Incorporated (a transportation, logistics and supply chain management service company) (2014-2015); Executive Vice President and Chief Financial Officer, Whirlpool Corporation (an appliance manufacturer and marketer) (2004-2012). Previously, Mr. Templin served as an Advisory Board Member of Goldman Sachs Trust and Goldman Sachs Variable Insurance Trust (June 2013-October 2013).

Trustee — Goldman Sachs Trust and Goldman Sachs Variable Insurance Trust.

				102	Armstrong World Industries, Inc. (a ceiling, wall and suspension systems solutions manufacturer)
Gregory G. Weaver Age: 68	Trustee	Since 2015	Mr. Weaver is retired. He is Director, Verizon Communications Inc. (2015-Present); and was formerly Chairman and Chief Executive Officer, Deloitte & Touche LLP (a professional services firm) (2001-2005 and 2012-2014); and Member of the Board of Directors, Deloitte & Touche LLP (2006-2012). Trustee — Goldman Sachs Trust and Goldman Sachs Variable Insurance Trust.	102	Verizon Communications Inc.

25

GOLDMAN SACHS VARIABLE INSURANCE TRUST LARGE CAP VALUE FUND

Trustees and Officers (Unaudited) (continued)

Interested Trustee*

Name, Address and Age[1]	Position(s) Held with the Trust	Term of Office and Length of Time Served[2]	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee[3]	Other Directorships Held by Trustee[4]
James A. McNamara Age: 57	President and Trustee	Since 2007

Advisory Director, Goldman Sachs (January 2018-Present); Managing Director, Goldman Sachs (January 2000-December 2017); Director of Institutional Fund Sales, GSAM (April 1998-December 2000); and Senior Vice President and Manager, Dreyfus Institutional Service Corporation (January 1993-April 1998).

President and Trustee — Goldman Sachs Trust; Goldman Sachs Variable Insurance Trust; Goldman Sachs Trust II; Goldman Sachs MLP Income Opportunities Fund; Goldman Sachs MLP and Energy Renaissance Fund; Goldman Sachs ETF Trust; Goldman Sachs Credit Income Fund; and Goldman Sachs Real Estate Diversified Income Fund.

				165	None

Advisory Board Members

Name, Address, Age[1]	Position(s) Held with the Trust	Term of Office and Length of Time Served[2]	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Advisory Board Member[3]	Other Directorships Held by Advisory Board Member[4]
Dwight L. Bush Age: 62	Advisory Board Member	Since 2019	Ambassador Bush is President and CEO of D.L. Bush & Associates (a financial advisory and private investment firm) (2002-2014 and 2017-present); and was formerly U.S. Ambassador to the Kingdom of Morocco (2014-2017) and a Member of the Board of Directors of Santander Bank, N.A. (2018-2019). Advisory Board Member — Goldman Sachs Trust and Goldman Sachs Variable Insurance Trust.	102	None
Joaquin Delgado Age: 59	Advisory Board Member	Since 2019	Dr. Delgado is retired. He is Director, Hexion Inc. (a specialty chemical manufacturer) (2019-present); and Director, Stepan Company (a specialty chemical manufacturer) (2011-present); and was formerly Executive Vice President, Consumer Business Group of 3M Company (July 2016-July 2019); and Executive Vice President, Health Care Business Group of 3M Company (October 2012-July 2016). Advisory Board Member — Goldman Sachs Trust and Goldman Sachs Variable Insurance Trust.	102	Stepan Company (a specialty chemical manufacturer)

*

Mr. McNamara is considered to be an “Interested Trustee” because he holds positions with Goldman Sachs and owns securities issued by The Goldman Sachs Group, Inc. Mr. McNamara holds comparable positions with certain other companies of which Goldman Sachs, GSAM or an affiliate thereof is the investment adviser, administrator and/or distributor.

[1]

Each Trustee and Advisory Board Member may be contacted by writing to the Trustee or Advisory Board Member, c/o Goldman Sachs, 200 West Street, New York, New York, 10282, Attn: Caroline Kraus. Information is provided as of December 31, 2019.

[2]

Subject to such policies as may be adopted by the Board from time-to-time, each Trustee holds office for an indefinite term, until the earliest of: (a) the election of his or her successor; (b) the date the Trustee resigns or is removed by the Board or shareholders, in accordance with the Trust’s Declaration of Trust; or (c) the termination of the Trust. The Board has adopted policies which provide that (a) no Trustee shall hold office for more than 15 years and (b) a Trustee shall retire as of December 31st of the calendar year in which he or she reaches his or her 74th birthday, unless a waiver of such requirements shall have been adopted by a majority of the other Trustees. These policies may be changed by the Trustees without shareholder vote.

[3]

The Goldman Sachs Fund Complex includes certain other companies listed above for each respective Trustee. As of December 31, 2019, Goldman Sachs Trust consisted of 89 portfolios; Goldman Sachs Variable Insurance Trust consisted of 13 portfolios; Goldman Sachs Trust II consisted of 19 portfolios (17 of which offered shares to the public); Goldman Sachs MLP Income Opportunities Fund, Goldman Sachs MLP and Energy Renaissance Fund, Goldman Sachs Credit Income Fund and Goldman Sachs Real Estate Diversified Income Fund each consisted of one portfolio; and Goldman Sachs ETF Trust consisted of 40 portfolios (21 of which offered shares to the public).

[4]

This column includes only directorships of companies required to report to the Securities and Exchange Commission under the Securities Exchange Act of 1934 (i.e., “public companies”) or other investment companies registered under the Act.

Additional information about the Trustees is available in the Fund’s Statement of Additional Information, which can be obtained from Goldman Sachs free of charge by calling this toll-free number (in the United States of America): 1-800-526-7384. Additional information about the Advisory Board Members will be available in the Fund’s Statement of Additional Information dated April 30, 2020, which will be available from Goldman Sachs free of charge by calling this toll-free number (in the United States of America): 1-800-526-7384.

26

GOLDMAN SACHS VARIABLE INSURANCE TRUST LARGE CAP VALUE FUND

Trustees and Officers (Unaudited) (continued)

Officers of the Trust*

Name, Address and Age[1]	Position(s) Held with the Trust	Term of Office and Length of Time Served[2]	Principal Occupation(s) During Past 5 Years
James A. McNamara 200 West Street New York, NY 10282 Age: 57	Trustee and President	Since 2007

Advisory Director, Goldman Sachs (January 2018-Present); Managing Director, Goldman Sachs (January 2000-December 2017); Director of Institutional Fund Sales, GSAM (April 1998-December 2000); and Senior Vice President and Manager, Dreyfus Institutional Service Corporation (January 1993-April 1998).

President and Trustee — Goldman Sachs Trust; Goldman Sachs Variable Insurance Trust; Goldman Sachs Trust II; Goldman Sachs MLP Income Opportunities Fund; Goldman Sachs MLP and Energy Renaissance Fund; Goldman Sachs ETF Trust; Goldman Sachs Credit Income Fund; and Goldman Sachs Real Estate Diversified Income Fund.

Caroline L. Kraus 200 West Street New York, NY 10282 Age: 42	Secretary	Since 2012

Managing Director, Goldman Sachs (January 2016-Present); Vice President, Goldman Sachs (August 2006-December 2015); Associate General Counsel, Goldman Sachs (2012-Present); Assistant General Counsel, Goldman Sachs (August 2006-December 2011); and Associate, Weil, Gotshal & Manges, LLP (2002-2006).

Secretary — Goldman Sachs Trust (previously Assistant Secretary (2012)); Goldman Sachs Variable Insurance Trust (previously Assistant Secretary (2012)); Goldman Sachs Trust II; Goldman Sachs BDC, Inc.; Goldman Sachs Private Middle Market Credit LLC; Goldman Sachs Private Middle Market Credit II LLC; Goldman Sachs Middle Market Lending Corp.; Goldman Sachs MLP Income Opportunities Fund; Goldman Sachs MLP and Energy Renaissance Fund; Goldman Sachs ETF Trust; Goldman Sachs Credit Income Fund; and Goldman Sachs Real Estate Diversified Income Fund.

Joseph F. DiMaria 30 Hudson Street Jersey City, NJ 07302 Age: 51	Treasurer, Principal Financial Officer and Principal Accounting Officer	Since 2017 (Treasurer and Principal Financial Officer since 2019)

Managing Director, Goldman Sachs (November 2015-Present) and Vice President — Mutual Fund Administration, Columbia Management Investment Advisers, LLC

(May 2010-October 2015).

Treasurer, Principal Financial Officer and Principal Accounting Officer — Goldman Sachs Trust (previously Assistant Treasurer (2016)); Goldman Sachs Variable Insurance Trust (previously Assistant Treasurer (2016)); Goldman Sachs Trust II (previously Assistant Treasurer (2017)); Goldman Sachs MLP Income Opportunities Fund (previously Assistant Treasurer (2017)); Goldman Sachs MLP and Energy Renaissance Fund (previously Assistant Treasurer (2017)); Goldman Sachs ETF Trust (previously Assistant Treasurer (2017)); Goldman Sachs Credit Income Fund; and Goldman Sachs Real Estate Diversified Income Fund.

*

Represents a partial list of officers of the Trust. Additional information about all the officers is available in the Fund’s Statement of Additional Information, which can be obtained from Goldman Sachs free of charge by calling this toll-free number (in the United States): 1-800-526-7384.

[1]	Information is provided as of December 31, 2019.
[2]

Officers hold office at the pleasure of the Board of Trustees or until their successors are duly elected and qualified. Each officer holds comparable positions with certain other companies of which Goldman Sachs, GSAM or an affiliate thereof is the investment adviser, administrator and/or distributor.

Goldman Sachs Variable Insurance Trust — Tax Information (Unaudited)

For the year ended December 31, 2019, 100% of the dividends paid from net investment company taxable income by the Large Cap Value Fund qualify for the dividends received deduction available to corporations.

Pursuant to Section 852 of the Internal Revenue Code, the Large Cap Value Fund designates $16,075,591 or, if different, the maximum amount allowable, as capital gain dividends paid during the fiscal year ended December 31, 2019.

27

TRUSTEES	OFFICERS James A. McNamara, President Joseph F. DiMaria, Principal Financial Officer, Principal Accounting Officer and Treasurer Caroline L. Kraus, Secretary
Jessica Palmer, Chair
Dwight L. Bush*
Kathryn A. Cassidy
Diana M. Daniels
Joaquin Delgado*
James A. McNamara
Roy W. Templin
Gregory G. Weaver
*Effective as of January 23, 2020

GOLDMAN SACHS & CO. LLC

Distributor and Transfer Agent

GOLDMAN SACHS ASSET MANAGEMENT, L.P.

Investment Adviser

200 West Street, New York

New York 10282

Visit our web site at www.GSAMFUNDS.com to obtain the most recent month-end returns.

The reports concerning the Fund included in this shareholder report may contain certain forward-looking statements about the factors that may affect the performance of the Fund in the future. These statements are based on Fund management’s predictions and expectations concerning certain future events and their expected impact on the Fund, such as performance of the economy as a whole and of specific industry sectors, changes in the levels of interest rates, the impact of developing world events, and other factors that may influence the future performance of the Fund. Management believes these forward-looking statements to be reasonable, although they are inherently uncertain and difficult to predict. Actual events may cause adjustments in portfolio management strategies from those currently expected to be employed.

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities and information regarding how the Fund voted proxies relating to portfolio securities for the 12-month period ended December 31, is available (i) without charge, upon request by calling 1-800-621-2550; and (ii) on the Securities and Exchange Commission (“SEC”) web site at http://www.sec.gov.

The Fund will file its portfolio holdings information for each month in a fiscal quarter within 60 days after the end of the relevant fiscal quarter on Form N-PORT. Portfolio holdings information for the third month of each fiscal quarter will be made available on the SEC’s web site at http://www.sec.gov. Portfolio holdings information may be obtained upon request and without charge by calling 1-800-526-7384 (for Retail Shareholders) or 1-800-621-2550 (for Institutional Shareholders).

Views and opinions expressed are for informational purposes only and do not constitute a recommendation by GSAM to buy, sell, or hold any security. Views and opinions are current as of the date of this presentation and may be subject to change, they should not be construed as investment advice.

Goldman Sachs & Co. LLC (“Goldman Sachs”) does not provide legal, tax or accounting advice. Any statement contained in this communication (including any attachments) concerning U.S. tax matters was not intended or written to be used, and cannot be used, for the purpose of avoiding penalties under the Internal Revenue Code, and was written to support the promotion or marketing of transaction or matter addressed. Clients of Goldman Sachs should obtain their own independent tax advice based on their particular circumstances.

The website links provided are for your convenience only and are not an endorsement or recommendation by GSAM of any of these websites or the products or services offered. GSAM is not responsible for the accuracy and validity of the content of these websites.

Fund holdings and allocations shown are as of December 31, 2019 and may not be representative of future investments. Fund holdings should not be relied on in making investment decisions and should not be construed as research or investment advice regarding particular securities. Current and future holdings are subject to risk.

References to indices, benchmarks or other measures of relative market performance over a specified period of time are provided for your information only and do not imply that the portfolio will achieve similar results. The index composition may not reflect the manner in which a portfolio is constructed. While an adviser seeks to design a portfolio which reflects appropriate risk and return features, portfolio characteristics may deviate from those of the benchmark.

The Global Industry Classification Standard (“GICS”) was developed by and is the exclusive property and a service mark of Morgan Stanley Capital International Inc. (“MSCI”) and Standard & Poor’s, a division of The McGraw-Hill Companies, Inc. (“S&P”) and is licensed for use by Goldman Sachs. Neither MSCI, S&P nor any other party involved in making or compiling the GICS or any GICS classifications makes any express or implied warranties or representations with respect to such standard or classification (or the results to be obtained by the use thereof), and all such parties hereby expressly disclaim all warranties of originality, accuracy, completeness, merchantability or fitness for a particular purpose with respect to any of such standard or classification. Without limiting any of the foregoing, in no event shall MSCI, S&P, any of their affiliates or any third party involved in making or compiling the GICS or any GICS classifications have any liability for any direct, indirect, special, punitive, consequential or any other damages (including lost profits) even if notified of the possibility of such damages.

The portfolio risk management process includes an effort to monitor and manage risk, but does not imply low risk.

Shares of the Goldman Sachs VIT Funds are offered to separate accounts of participating life insurance companies for the purpose of funding variable annuity contracts and variable life insurance policies. Shares of the Fund are not offered directly to the general public. The variable annuity contracts and variable life insurance policies are described in the separate prospectuses issued by participating insurance companies. You should refer to those prospectuses for information about surrender charges, mortality and expense risk fees and other charges that may be assessed by participating insurance companies under the variable annuity contracts or variable life insurance policies. Such fees or charges, if any, may affect the return you may realize with respect to your investments. Ask your representative for more complete information. Please consider a fund’s objectives, risks and charges and expenses, and read the prospectus carefully before investing. The prospectus contains this and other information about the Fund.

This material is not authorized for distribution to prospective investors unless preceded or accompanied by a current prospectus or summary prospectus, if applicable. Investors should consider the Fund’s objective, risks, and charges and expenses, and read the summary prospectus, if available, and/or the prospectus carefully before investing or sending money. The summary prospectus, if available, and the prospectus contain this and other information about the Fund and may be obtained from your authorized dealer or from Goldman Sachs & Co. LLC by calling 1-800-621-2550.

This report is prepared for the general information of contract owners and is not an offer of shares of the Goldman Sachs Variable Insurance Trust — Goldman Sachs Large Cap Value Fund.

© 2020 Goldman Sachs. All rights reserved.

VITLCVAR-20/192291-OTU-1134415

Goldman

Sachs Variable Insurance Trust

Goldman Sachs

Mid Cap Value Fund

Beginning on or after January 1, 2021, you may not receive paper copies of the Fund’s annual and semi-annual shareholder reports from the insurance company that offers your variable insurance contract or your financial intermediary, unless you specifically request paper copies of the reports from the insurance company or from your financial intermediary. Instead, the reports will be made available on a website, and you will be notified by mail each time a report is posted and provided with a website link to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. At any time, you may elect to receive reports and certain communications from the insurance company electronically by contacting your insurance company or your financial intermediary.

You may elect to receive all future shareholder reports in paper free of charge. You can inform the insurance company or your financial intermediary that you wish to receive paper copies of reports. Your election to receive reports in paper will apply to all Goldman Sachs Funds available under your contract and may apply to all funds held with your financial intermediary.

Annual Report

December 31, 2019

GOLDMAN SACHS VARIABLE INSURANCE TRUST MID CAP VALUE FUND

INVESTMENT OBJECTIVE

The Fund seeks long-term capital appreciation.

Portfolio Management Discussion and Analysis

Below, the Goldman Sachs Value Portfolio Management Team discusses the Goldman Sachs Variable Insurance Trust — Goldman Sachs Mid Cap Value Fund’s (the “Fund”) performance and positioning for the 12-month period ended December 31, 2019 (the “Reporting Period”).

How did the Fund perform during the Reporting Period?

During the Reporting Period, the Fund’s Institutional and Service Shares generated average annual total returns of 31.53% and 31.17%, respectively. These returns compare to the 27.06% average annual total return of the Fund’s benchmark, the Russell Midcap® Value Index (with dividends reinvested) (the “Russell Index”), during the same time period.

What economic and market factors most influenced the equity markets as a whole during the Reporting Period?

Representing the U.S. equity market, the S&P 500® Index returned 31.49% during the Reporting Period, achieving a record high and its strongest annual gain since 2013.

The U.S. equity market rallied at the start of the Reporting Period, almost completely recovering from a sell-off at the end of 2018. After four gradual interest rate hikes in 2018, the U.S. Federal Reserve (“Fed”) cut interest rates three times in 2019 in an effort to keep the U.S. economic expansion intact amid trade uncertainties. The trade war between the U.S. and China pressured macroeconomic indicators throughout the first half of the calendar year but did little to suppress a resilient consumer, which ultimately outweighed manufacturing weakness. By the fourth quarter of 2019, U.S. stock returns accelerated with an uptick of U.S. manufacturing and service sector business surveys as well as a consistently strong labor market. The U.S. added more than 200,000 jobs in November 2019, double the break-even pace of long-term job growth. These developments helped restore market confidence, while fundamentals of low core inflation, contained financial imbalance and reduced drag of a trade war fended off imminent recession risk.

For the Reporting Period overall, all 11 sectors posted positive absolute returns, with all 11 generating double-digit gains. During the Reporting Period, information technology, communication services and financials were the best performing sectors in the S&P 500® Index, as measured by total return, while the weakest performing sectors in the S&P 500® Index were energy, health care and materials.

Within the U.S. equity market, all capitalization segments posted double-digit positive returns, led by large-cap stocks, as measured by the Russell 1000® Index, followed closely by mid-cap stocks, as measured by the Russell Midcap® Index, and then by small-cap stocks, as measured by the Russell 2000® Index. From a style perspective, growth-oriented stocks significantly outpaced value-oriented stocks across the capitalization spectrum. (All as measured by the FTSE Russell indices.)

What key factors were responsible for the Fund’s performance during the Reporting Period?

The Fund outperformed the Russell Index during the Reporting Period due primarily to stock selection overall. Sector allocation as a whole detracted, albeit modestly, from the Fund’s performance relative to the Russell Index during the Reporting Period.

Which equity market sectors most significantly affected Fund performance?

Contributing most positively to the Fund’s relative results during the Reporting Period was effective stock selection in the real estate, health care and consumer discretionary sectors. Such positive contributors were only partially offset by stock selection in the energy and financials sectors, which detracted. Having a position in cash during the Reporting Period when the Russell Index rallied also dampened the Fund’s relative results.

What were some of the Fund’s best-performing individual stocks?

The Fund benefited most relative to the Russell Index from positions in Marvell Technology Group, Martin Marietta Materials and ITT.

Marvell Technology Group, an integrated circuit designer, developer and seller, saw its stock gain rather steadily to start 2019 and then rise even faster during the course of the calendar year as gains came on the back of U.S.-China trade headlines that boosted

1

GOLDMAN SACHS VARIABLE INSURANCE TRUST MID CAP VALUE FUND

the semiconductor industry as a whole. Strong first quarter 2019 results featuring above consensus revenue and earnings per share and a positive outlook on the future of the firm’s fifth-generation, or 5G, capabilities boosted the company’s share price as well. Marvell Technology Group also announced the sale of its connectivity assets to NXP Semiconductors, marking the divestiture of an arm that offered few synergies to other, stronger segments of the firm, which the market received positively. This deal fits into a broader pattern of strategic transactions that Marvell Technology Group’s management team has been pursuing. At the end of the Reporting Period, we believed these strategic acquisitions and divestitures, its enhanced position in 5G, and what we saw as its improved financial flexibility may be indicators of potential positive performance going forward.

Martin Marietta Materials is a company engaged in the provision of aggregates, including crushed stone, sand and gravel. A positive surprise in its second quarter earnings report caused its stock to appreciate after its full year 2019 guidance was raised to reflect its strong first-half 2019 performance. At the end of the Reporting Period, industry trends led us to believe Martin Marietta Materials was poised for continued success in 2020 should infrastructure work and aggregates demand increase as we anticipate.

ITT is a manufacturer of engineered components for customized technologies. A strong earnings report in the second quarter of 2019 caused its stock to rise when its management gave positive commentary on self-help and end-market opportunities. Its shares rallied again in early November 2019 after the company reported above-consensus expectations earnings and revenue metrics, raised guidance and announced a share repurchase program. At the end of the Reporting Period, we believed ITT’s motion business may well continue to gain market share. We were also confident in its management’s commitment to returning shareholder value through buybacks.

Which stocks detracted significantly from the Fund’s performance during the Reporting Period?

Detracting from the Fund’s results relative to the Russell Index were positions in Viper Energy Partners LP, Fox and Marathon Petroleum.

Viper Energy Partners LP, a new purchase for the Fund during the Reporting Period, is a company engaged in the acquisition of oil and natural gas properties in the Permian Basin. Its stock suffered from a poor earnings report in the third quarter of 2019 and decreased expectations for the fourth quarter of the calendar year. Despite its underperformance, we continued to believe at the end of the Reporting Period in the company’s total return opportunities with what we consider to be its impressive margins, dividend yield and free cash flow.

Fox is a company that delivers news, sports and entertainment content and is the company that remains after much of 21st Century Fox’s assets were acquired by Walt Disney & Co. in March 2019 The company faced headwinds during the Reporting Period, as consumers continued to cancel their cable subscriptions as “cord cutting” consumer trends intensified. Because of this consumer trend, along with inflating costs of sports broadcasting, we decided to sell the Fund’s position in Fox by the end of the Reporting Period.

Nearly all of crude oil refining company Marathon Petroleum’s stock price decline came in May 2019. Early in the month, the company reported quarterly results that missed on earnings per share market expectations, driven primarily by weakness in refining and retail margins. On the positive side, Marathon Petroleum continued to buy back shares and also reported strong operating cash flow and capital expenditures. Despite the mixed reports, we remained positive on the company at the end of the Reporting Period and felt its acquisition of fellow petroleum refiner Andeavor seemed to be going well and on track to unlock further synergies for the combined company, now the largest U.S. refiner by capacity. We maintained our belief that Marathon Petroleum is a high quality company with what we consider to be a strong balance sheet, stable free cash flow and robust return on equity, and we were positive on its prospects ahead.

How did the Fund use derivatives and similar instruments during the Reporting Period?

During the Reporting Period, we did not use derivatives as part of an active management strategy.

Did the Fund make any significant purchases or sales during the Reporting Period?

In addition to the purchase already mentioned, we initiated a Fund position in L3Harris Technologies, a global aerospace and defense technology innovator. We believe the merger between L3 and Harris at the end of June 2019 will yield significant synergies that may lower costs and improve free cash flow moving forward. The company’s combined portfolio also, in our view, remains well aligned with the U.S. Department of Defense’s spending priorities and should continue to benefit as spending moves from readiness toward modernization.

We established a Fund position in Packaging Corp. of America, a producer of consumer products, during the Reporting Period. We believe the containerboard industry is nearing the bottom of a negative pricing cycle, as inventory began to improve during the

2

GOLDMAN SACHS VARIABLE INSURANCE TRUST MID CAP VALUE FUND

Reporting Period. In our view, Packaging Corp. of America stands to benefit from this stabilization and potential improvement, as its recent mill conversion project is completed, freeing up capital for additional capital expenditures or capital distributions to shareholders.

Conversely, in addition to the sale already mentioned, we exited the Fund’s position in Laboratory Corp. of America Holdings, a company engaged in the provision of clinical laboratory and end-to-end drug development services. Due to a poor earnings report for the third quarter of 2019 and what we saw as an increased number of strategic headwinds for the company, we decided to sell the position.

We eliminated the Fund’s position in Ventas, a company engaged in the acquisition and ownership of senior housing and healthcare properties. During its third quarter 2019 earnings release, its management shared that its “Pivot to Growth” strategic plan would likely occur after 2020 rather than in 2020 as it had previously expected. This change was driven by ongoing weakness in the senior housing industry. Due to the industry weakness, we decided to exit the Fund’s position in Ventas.

Were there any notable changes in the Fund’s weightings during the Reporting Period?

In constructing the Fund’s portfolio, we focus on picking stocks rather than on making industry or sector bets. We seek to outpace the benchmark index by overweighting stocks that we expect to outperform and underweighting those that we think may lag. Consequently, changes in its sector weights are generally the direct result of individual stock selection or of stock appreciation or depreciation. That said, during the Reporting Period, the Fund’s exposure to materials, industrials, communication services and consumer staples increased and its exposure to information technology, consumer discretionary and real estate decreased compared to the Russell Index. The Fund’s position in cash increased during the Reporting Period.

How was the Fund positioned relative to its benchmark index at the end of the Reporting Period?

At the end of December 2019, the Fund had overweighted positions relative to the Russell Index in materials, health care and information technology. On the same date, the Fund had underweighted positions compared to the Russell Index in utilities, consumer discretionary and real estate and was rather neutrally weighted to the Russell Index in industrials, communication services, consumer staples, financials and energy.

Were there any changes to the Fund’s portfolio management team during the Reporting Period?

There were no changes to the Fund’s portfolio management team during the Reporting Period.

What is the Fund’s tactical view and strategy for the months ahead?

The U.S. equity markets delivered robust performance in 2019. Economic growth remained near-trend, with a healthy consumer, both in balance sheet and confidence, continuing to support the U.S. economy. At the end of the Reporting Period, we remained constructive on U.S. equities and believed there could be further gains, buoyed by low interest rates and steady cash flow generation. Despite intervals of volatility, we believed fundamentals remained stable and did not indicate a downturn in global economic growth or corporate earnings. Within this more volatile backdrop, we believed a thorough understanding of both market and company-specific variables may well be crucial to navigating the environment. With that said, we continue to focus on what we consider to be high quality companies with strong market positions and experienced management teams.

Indeed, regardless of market direction, we remain committed to our core philosophy and process. We intend to maintain a long-term time horizon, rather than forecast the next quarter. As always, we maintain our focus on undervalued companies that we believe have comparatively greater control of their own destiny, such as innovators with differentiated products, companies with low cost structures or companies that have been investing in their own businesses and may be poised to gain market share.

3

GOLDMAN SACHS VARIABLE INSURANCE TRUST MID CAP VALUE FUND

Index Definitions

The Russell Midcap Value® Index is an unmanaged index of common stock prices that measures the performance of those Russell Midcap companies with lower price-to-book ratios and lower forecasted growth values. The index figures do not reflect any deduction for fees, expenses or taxes.

The Russell 2000® Index is an unmanaged index of common stock prices that measures the performance of the 2000 smallest companies in the Russell 3000® Index. The figures for the index do not include any deduction for fees, expenses or taxes.

The S&P 500® Index is the Standard & Poor’s composite index of 500 stocks, an unmanaged index of common stock prices. The figures for the index do not include any deduction for fees, expenses or taxes.

The Russell Midcap® Index measures the performance of the 800 smallest companies in the Russell 1000® Index, which represent approximately 25% of the total market capitalization of the Russell 1000® Index.

The Russell 1000® Index measures the performance of the 1,000 largest companies in the Russell 3000® Index, which represent approximately 92% of the total market capitalization of the Russell 3000® Index.

It is not possible to invest directly in an index.

4

FUND BASICS

Mid Cap Value Fund

as of December 31, 2019

TOP TEN HOLDINGS AS OF 12/31/191,2

Holding	% of Net Assets	Line of Business
Zimmer Biomet Holdings, Inc.	2.3%	Health Care Equipment & Services
Sempra Energy	2.1	Utilities
Xcel Energy, Inc.	2.0	Utilities
M&T Bank Corp.	2.0	Banks
ITT, Inc.	1.8	Capital Goods
Stanley Black & Decker, Inc.	1.8	Capital Goods
CMS Energy Corp.	1.7	Utilities
AvalonBay Communities, Inc.	1.6	Real Estate Investment Trusts
Royal Caribbean Cruises Ltd.	1.5	Consumer Services
L3 Harris Technologies, Inc.	1.5	Capital Goods

[1]	The top 10 holdings may not be representative of the Fund’s future investments.

[2]

The Fund’s overall top ten holdings differ from the table above due to the exclusion of the Goldman Sachs Financial Square Government Fund (a short-term investment fund) which represents 2.6% of the Fund’s net assets as of December 31, 2019.

FUND vs. BENCHMARK SECTOR ALLOCATIONS3

As of December 31, 2019

[3]

The Fund is actively managed and, as such, its composition may differ over time. Consequently, the Fund’s overall sector allocations may differ from percentages contained in the graph above. The graph categorizes investments using Global Industry Classification Standard (“GICS”); however, the sector classifications used by the portfolio management team may differ from GICS. The percentage shown for each investment category reflects the value of investments in that category as a percentage of market value (excluding investments in the securities lending reinvestment vehicle, if any). Underlying sector allocations of exchange traded funds and investment companies held by the Fund are not reflected in the graph above. Investments in the securities lending reinvestment vehicle represented 0.1% of the Fund’s net assets at December 31, 2019.

For more information about your Fund, please refer to www.GSAMFUNDS.com. There, you can learn more about your Fund’s investment strategies, holdings, and performance.

5

GOLDMAN SACHS VARIABLE INSURANCE TRUST MID CAP VALUE FUND

Performance Summary

December 31, 2019

The following graph shows the value, as of December 31, 2019, of a $10,000 investment made on January 1, 2010 in Institutional Shares at NAV. For comparative purposes, the performance of the Fund’s benchmark, the Russell Midcap Value® Index (with distributions reinvested), is shown. Performance reflects applicable fee waivers and/or expense limitations in effect during the periods shown and in their absence, performance would be reduced. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. The returns set forth below represent past performance. Past performance does not guarantee future results. The Fund’s investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted below. Please visit our web site at www.GSAMFUNDS.com to obtain the most recent month-end returns.

Mid Cap Value Fund’s 10 Year Performance

Performance of a $10,000 investment, with distributions reinvested, from January 1, 2010 through December 31, 2019.

Average Annual Total Return through December 31, 2019	One Year	Five Years	Ten Years
Institutional	31.53%	6.15%	10.92%
Service	31.17%	5.88%	10.64%

6

GOLDMAN SACHS VARIABLE INSURANCE TRUST MID CAP VALUE FUND

Schedule of Investments

December 31, 2019

Shares	Description	Value

Common Stocks – 96.1%
Automobiles & Components – 0.9%
47,130	Aptiv plc	$4,475,936

Banks – 6.0%
150,760	Citizens Financial Group, Inc.	6,122,363
94,232	Fifth Third Bancorp	2,896,692
35,535	First Republic Bank	4,173,586
59,205	M&T Bank Corp.	10,050,049
95,678	Synovus Financial Corp.	3,750,577
64,028	Truist Financial Corp.	3,606,083

		30,599,350

Capital Goods – 9.5%
22,568	AMETEK, Inc.	2,250,932
24,164	Carlisle Cos., Inc.	3,910,702
82,711	Flowserve Corp.	4,116,526
62,924	Fortive Corp.	4,806,764
20,905	Ingersoll-Rand plc	2,778,693
126,269	ITT, Inc.	9,332,542
38,508	L3Harris Technologies, Inc.	7,619,578
23,350	Rockwell Automation, Inc.	4,732,345
54,733	Stanley Black & Decker, Inc.	9,071,447

		48,619,529

Consumer Durables & Apparel – 1.5%
66,746	Capri Holdings Ltd.*	2,546,360
46,961	PVH Corp.	4,937,949

		7,484,309

Consumer Services – 3.5%
177,301	MGM Resorts International	5,898,804
18,840	Restaurant Brands International, Inc.	1,201,427
57,887	Royal Caribbean Cruises Ltd.	7,728,493
23,234	Wynn Resorts Ltd.	3,226,506

		18,055,230

Diversified Financials – 4.8%
20,447	Cboe Global Markets, Inc.	2,453,640
50,077	Discover Financial Services	4,247,531
25,646	Evercore, Inc. Class A	1,917,295
42,963	Northern Trust Corp.	4,564,389
55,505	Raymond James Financial, Inc.	4,965,477
116,658	Starwood Property Trust, Inc. (REIT)	2,900,118
28,280	T. Rowe Price Group, Inc.	3,445,635

		24,494,085

Energy – 4.2%
160,140	Baker Hughes Co.	4,104,388
100,824	Cheniere Energy, Inc.*	6,157,322
27,267	Diamondback Energy, Inc.	2,532,014
24,785	Marathon Petroleum Corp.	1,493,296
167,582	Parsley Energy, Inc. Class A	3,168,976
175,796	TechnipFMC plc	3,769,066

		21,225,062

Common Stocks – (continued)
Food & Staples Retailing – 1.7%
86,334	Grocery Outlet Holding Corp.*	2,801,538
137,692	US Foods Holding Corp.*	5,767,918

		8,569,456

Food, Beverage & Tobacco – 3.4%
71,744	Coca-Cola European Partners plc	3,650,335
18,223	Constellation Brands, Inc. Class A	3,457,814
41,838	Lamb Weston Holdings, Inc.	3,599,323
94,610	Nomad Foods Ltd.*	2,116,426
51,047	Tyson Foods, Inc. Class A	4,647,319

		17,471,217

Health Care Equipment & Services – 5.0%
177,428	Change Healthcare, Inc.*(a)	2,908,045
18,013	Cooper Cos., Inc. (The)	5,787,397
43,033	Dentsply Sirona, Inc.	2,435,237
89,237	Envista Holdings Corp.*	2,644,985
79,896	Zimmer Biomet Holdings, Inc.	11,958,833

		25,734,497

Insurance – 7.3%
41,050	American Financial Group, Inc.	4,501,133
87,705	Arch Capital Group Ltd.*	3,761,667
40,025	Globe Life, Inc.	4,212,631
15,947	Hanover Insurance Group, Inc. (The)	2,179,476
74,291	Hartford Financial Services Group, Inc. (The)	4,514,664
51,913	Lincoln National Corp.	3,063,386
4,395	Markel Corp.*	5,024,232
23,195	Reinsurance Group of America, Inc.	3,782,177
30,572	Willis Towers Watson plc	6,173,710

		37,213,076

Materials – 8.3%
75,036	Ball Corp.	4,852,578
40,977	Celanese Corp.	5,045,088
176,170	Corteva, Inc.	5,207,585
323,153	Freeport-McMoRan, Inc.	4,239,767
23,140	Martin Marietta Materials, Inc.	6,470,870
67,647	Packaging Corp. of America	7,575,788
156,513	Steel Dynamics, Inc.	5,327,703
48,892	WR Grace & Co.	3,415,106

		42,134,485

Media & Entertainment – 3.4%
36,330	Liberty Broadband Corp. Class C*	4,568,498
103,636	Liberty Media Corp-Liberty SiriusXM Class A*	5,009,764
19,147	Nexstar Media Group, Inc. Class A	2,244,986
152,654	Snap, Inc. Class A*	2,492,840
43,228	World Wrestling Entertainment, Inc. Class A	2,804,200

		17,120,288

The accompanying notes are an integral part of these financial statements.	7

GOLDMAN SACHS VARIABLE INSURANCE TRUST MID CAP VALUE FUND

Schedule of Investments (continued)

December 31, 2019

Shares	Description	Value

Common Stocks – (continued)
Pharmaceuticals, Biotechnology & Life Sciences – 3.0%
79,429	Agilent Technologies, Inc.	$6,776,088
49,455	Agios Pharmaceuticals, Inc.*	2,361,476
62,815	Catalent, Inc.*	3,536,485
87,381	Elanco Animal Health, Inc.*	2,573,370

		15,247,419

Real Estate Investment Trusts – 11.1%
41,493	Alexandria Real Estate Equities, Inc.	6,704,439
38,299	AvalonBay Communities, Inc.	8,031,300
34,982	Boston Properties, Inc.	4,822,619
51,177	Camden Property Trust	5,429,880
73,697	Equity LifeStyle Properties, Inc.	5,187,532
17,184	Essex Property Trust, Inc.	5,169,978
23,280	Extra Space Storage, Inc.	2,458,834
184,905	Healthpeak Properties, Inc.	6,373,675
77,275	Hudson Pacific Properties, Inc.	2,909,404
113,322	Invitation Homes, Inc.	3,396,260
39,816	Prologis, Inc.	3,549,198
31,444	Ryman Hospitality Properties, Inc.	2,724,937

		56,758,056

Retailing – 1.1%
13,011	Burlington Stores, Inc.*	2,966,899
18,336	Dollar General Corp.	2,860,049

		5,826,948

Semiconductors & Semiconductor Equipment – 3.6%
20,468	Analog Devices, Inc.	2,432,417
277,513	Marvell Technology Group Ltd.	7,370,745
29,329	MKS Instruments, Inc.	3,226,484
43,784	Skyworks Solutions, Inc.	5,292,610

		18,322,256

Software & Services – 2.4%
39,609	Citrix Systems, Inc.	4,392,638
39,888	Fidelity National Information Services, Inc.	5,548,022
26,332	InterXion Holding NV*	2,206,885

		12,147,545

Technology Hardware & Equipment – 3.4%
104,541	Juniper Networks, Inc.	2,574,845
27,599	Motorola Solutions, Inc.	4,447,303
75,832	National Instruments Corp.	3,210,727
251,871	Viavi Solutions, Inc.*	3,778,065
54,291	Western Digital Corp.	3,445,849

		17,456,789

Transportation – 1.8%
95,702	Knight-Swift Transportation Holdings, Inc.	3,429,960
30,699	Old Dominion Freight Line, Inc.	5,826,056

		9,256,016

Common Stocks – (continued)
Utilities – 10.2%
79,002	Ameren Corp.	6,067,354
47,448	American Water Works Co., Inc.	5,828,987
58,087	Atmos Energy Corp.	6,497,612
135,967	CMS Energy Corp.	8,544,166
76,902	Public Service Enterprise Group, Inc.	4,541,063
70,462	Sempra Energy	10,673,583
158,772	Xcel Energy, Inc.	10,080,434

		52,233,199

TOTAL COMMON STOCKS
(Cost $400,142,287)		$490,444,748

Master Limited Partnership – 0.8%
Energy – 0.8%
164,102	Viper Energy Partners LP	$4,046,756
(Cost $5,106,304)

Shares	Dividend Rate	Value

Investment Company(b) – 2.5%
Goldman Sachs Financial Square Government Fund — Institutional Shares
12,703,956	1.638%	$12,703,956
(Cost $12,703,956)

TOTAL INVESTMENTS BEFORE SECURITIES LENDING REINVESTMENT VEHICLE
(Cost $417,952,547)		$507,195,460

Securities Lending Reinvestment Vehicle(b) – 0.1%
Goldman Sachs Financial Square Government Fund — Institutional Shares
408,161	1.638%	$408,161
(Cost $408,161)

TOTAL INVESTMENTS – 99.5%
(Cost $418,360,708)		$507,603,621

OTHER ASSETS IN EXCESS OF LIABILITIES – 0.5%		2,521,422

NET ASSETS – 100.0%		$510,125,043

8	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS VARIABLE INSURANCE TRUST MID CAP VALUE FUND

The percentage shown for each investment category reflects the value of investments in that category as a percentage of net assets.

*	Non-income producing security.

(a)	All or a portion of security is on loan.

(b)	Represents an Affiliated Issuer.

Investment Abbreviation:
REIT	—Real Estate Investment Trust

The accompanying notes are an integral part of these financial statements.	9

GOLDMAN SACHS VARIABLE INSURANCE TRUST MID CAP VALUE FUND

Statement of Assets and Liabilities

December 31, 2019

Assets:
Investments in unaffiliated issuers, at value (cost $405,248,591)(a)	$494,491,504
Investments in affiliated issuers, at value (cost $12,703,956)	12,703,956
Investments in affiliated securities lending reinvestment vehicle, at value (cost $408,161)	408,161
Cash	573,168
Receivables:
Investments sold	2,241,018
Dividends	846,436
Fund shares sold	54,478
Securities lending income	18,876
Reimbursement from investment adviser	15,590

Total assets	511,353,187

Liabilities:
Payables:
Payable upon return of securities loaned	408,161
Management fees	327,564
Fund shares redeemed	282,167
Distribution and Service fees and Transfer Agency fees	45,260
Accrued expenses	164,992

Total liabilities	1,228,144

Net Assets:
Paid-in capital	416,491,343
Total distributable earnings (loss)	93,633,700

NET ASSETS	$510,125,043
Net Assets:
Institutional	$335,229,245
Service	174,895,798

Total Net Assets	$510,125,043
Shares outstanding $0.001 par value (unlimited shares authorized):
Institutional	20,663,877
Service	10,680,690
Net asset value, offering and redemption price per share:
Institutional	$16.22
Service	16.37
(a) Includes loaned securities having a market value of $399,750.

10	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS VARIABLE INSURANCE TRUST MID CAP VALUE FUND

Statement of Operations

For the Fiscal Year Ended December 31, 2019

Investment income:
Dividends — unaffiliated issuers (net of foreign taxes withheld of $20,910)	$8,232,140
Dividends — affiliated issuers	173,729
Securities lending income — unaffiliated issuer	46,220

Total investment income	8,452,089

Expenses:
Management fees	3,744,475
Distribution and Service fees — Service Shares	392,722
Printing and mailing costs	184,020
Shareholder meeting expense	147,653
Professional fees	97,299
Transfer Agency fees(a)	97,251
Custody, accounting and administrative services	91,681
Trustee fees	16,530
Registration fees	542
Other	22,807

Total expenses	4,794,980

Less — expense reductions	(172,427)

Net expenses	4,622,553

NET INVESTMENT INCOME	3,829,536

Realized and unrealized gain:
Net realized gain from investments — unaffiliated issuers	29,143,957
Net change in unrealized gain on investments — unaffiliated issuers	90,823,666

Net realized and unrealized gain	119,967,623

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$123,797,159

(a) Institutional and Service Shares incurred Transfer Agency fees of $65,836 and $31,415, respectively.

The accompanying notes are an integral part of these financial statements.	11

GOLDMAN SACHS VARIABLE INSURANCE TRUST MID CAP VALUE FUND

Statements of Changes in Net Assets

	For the Fiscal Year Ended December 31, 2019	For the Fiscal Year Ended December 31, 2018

From operations:
Net investment income	$3,829,536	$3,835,266
Net realized gain	29,143,957	46,703,975
Net change in unrealized gain (loss)	90,823,666	(100,296,769)

Net increase (decrease) in net assets resulting from operations	123,797,159	(49,757,528)

Distributions to shareholders:
From distributable earnings:
Institutional Shares	(14,329,359)	(45,878,403)
Service Shares	(7,060,194)	(11,008,040)

Total distributions to shareholders	(21,389,553)	(56,886,443)

From share transactions:
Proceeds from sales of shares	97,337,044	33,413,557
Proceeds paid in connection with in-kind transactions	—	(93,560,594)
Reinvestment of distributions	21,389,553	56,886,443
Cost of shares redeemed	(87,900,619)	(283,084,971)

Net increase (decrease) in net assets resulting from share transactions	30,825,978	(286,345,565)

TOTAL INCREASE (DECREASE)	133,233,584	(392,989,536)

Net Assets:

Beginning of year	376,891,459	769,880,995

End of year	$510,125,043	$376,891,459

12	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS VARIABLE INSURANCE TRUST MID CAP VALUE FUND

Financial Highlights

Selected Data for a Share Outstanding Throughout Each Year

	Goldman Sachs Mid Cap Value Fund
	Institutional Shares
	Year Ended December 31,
	2019	2018	2017	2016	2015

Per Share Data

Net asset value, beginning of year	$12.89	$16.93	$16.23	$14.49	$17.43

Net investment income(a)	0.13	0.13	0.12	0.16	0.13

Net realized and unrealized gain (loss)	3.93	(1.86)	1.68	1.80	(1.75)

Total from investment operations	4.06	(1.73)	1.80	1.96	(1.62)

Distributions to shareholders from net investment income	(0.13)	(0.23)	(0.13)	(0.21)	(0.07)

Distributions to shareholders from net realized gains	(0.60)	(2.08)	(0.97)	(0.01)	(1.25)

Total distributions	(0.73)	(2.31)	(1.10)	(0.22)	(1.32)

Net asset value, end of year	$16.22	$12.89	$16.93	$16.23	$14.49

Total return(b)	31.53%	(10.46)%	11.07%	13.49%	(9.24)%

Net assets, end of year (in 000s)	$335,229	$300,056	$388,709	$437,085	$535,459

Ratio of net expenses to average net assets	0.87%	0.84%	0.84%	0.84%	0.84%

Ratio of total expenses to average net assets	0.90%	0.86%	0.87%	0.87%	0.87%

Ratio of net investment income to average net assets	0.85%	0.75%	0.71%	1.08%	0.74%

Portfolio turnover rate(c)	89%	109%	134%	149%	94%

(a)	Calculated based on the average shares outstanding methodology.
(b)

Assumes investment at the net asset value at the beginning of the year, reinvestment of all distributions, a complete redemption of the investment at the net asset value at the end of the year and no sales or redemption charges (if any). Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares.

(c)

The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

The accompanying notes are an integral part of these financial statements.	13

GOLDMAN SACHS VARIABLE INSURANCE TRUST MID CAP VALUE FUND

Financial Highlights (continued)

Selected Data for a Share Outstanding Throughout Each Year

	Goldman Sachs Mid Cap Value Fund
	Service Shares
	Year Ended December 31,
	2019	2018	2017	2016	2015

Per Share Data

Net asset value, beginning of year	$13.01	$16.95	$16.25	$14.51	$17.45

Net investment income(a)	0.10	0.07	0.08	0.12	0.08

Net realized and unrealized gain (loss)	3.95	(1.84)	1.68	1.81	(1.75)

Total from investment operations	4.05	(1.77)	1.76	1.93	(1.67)

Distributions to shareholders from net investment income	(0.09)	(0.09)	(0.09)	(0.18)	(0.02)

Distributions to shareholders from net realized gains	(0.60)	(2.08)	(0.97)	(0.01)	(1.25)

Total distributions	(0.69)	(2.17)	(1.06)	(0.19)	(1.27)

Net asset value, end of year	$16.37	$13.01	$16.95	$16.25	$14.51

Total return(b)	31.17%	(10.70)%	10.85%	13.24%	(9.52)%

Net assets, end of year (in 000s)	$174,896	$76,835	$381,172	$371,366	$265,545

Ratio of net expenses to average net assets	1.12%	1.09%	1.09%	1.09%	1.09%

Ratio of total expenses to average net assets	1.16%	1.11%	1.12%	1.12%	1.12%

Ratio of net investment income to average net assets	0.66%	0.42%	0.47%	0.78%	0.48%

Portfolio turnover rate(c)	89%	109%	134%	149%	94%

(a)	Calculated based on the average shares outstanding methodology.
(b)

Assumes investment at the net asset value at the beginning of the year, reinvestment of all distributions, a complete redemption of the investment at the net asset value at the end of the year and no sales or redemption charges (if any). Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares.

(c)

The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

14	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS VARIABLE INSURANCE TRUST MID CAP VALUE FUND

Notes to Financial Statements

December 31, 2019

1.    ORGANIZATION

Goldman Sachs Variable Insurance Trust (the “Trust” or “VIT”) is a Delaware statutory trust registered under the Investment Company Act of 1940, as amended (the “Act”), as an open-end management investment company. The Trust includes the Goldman Sachs Mid Cap Value Fund (the “Fund”). The Fund is a diversified portfolio under the Act offering two classes of shares — Institutional and Service Shares. Shares of the Trust are offered to separate accounts of participating life insurance companies for the purpose of funding variable annuity contracts and variable life insurance policies.

Goldman Sachs Asset Management, L.P. (“GSAM”), an affiliate of Goldman Sachs & Co. LLC (“Goldman Sachs”), serves as investment adviser to the Fund pursuant to a management agreement (the “Agreement”) with the Trust.

2.    SIGNIFICANT ACCOUNTING POLICIES

The financial statements have been prepared in accordance with accounting principles generally accepted in the United States of America (“GAAP”) and require management to make estimates and assumptions that may affect the reported amounts and disclosures. Actual results may differ from those estimates and assumptions. The Fund is an investment company under GAAP and follows the accounting and reporting guidance applicable to investment companies.

A.  Investment Valuation — The Fund’s valuation policy is to value investments at fair value.

B.  Investment Income and Investments — Investment income includes interest income, dividend income, and securities lending income, if any. Interest income is accrued daily and adjusted for amortization of premiums and accretion of discounts. Dividend income is recognized on ex-dividend date or, for certain foreign securities, as soon as such information is obtained subsequent to the ex-dividend date. Non-cash dividends, if any, are recorded at the fair market value of the securities received. Investment transactions are reflected on trade date. Realized gains and losses are calculated using identified cost. Investment transactions are recorded on the following business day for daily net asset value (“NAV”) calculations. Investment income is recorded net of any foreign withholding taxes, less any amounts reclaimable. The Fund may file withholding tax reclaims in certain jurisdictions to recover a portion of amounts previously withheld. Any foreign capital gains tax is accrued daily based upon net unrealized gains, and is payable upon sale of such investments. Distributions received from the Fund’s investments in United States (“U.S.”) real estate investment trusts (“REITs”) may be characterized as ordinary income, net capital gain and/or a return of capital. A return of capital is recorded by the Fund as a reduction to the cost basis of the REIT. Distributions from master limited partnerships (“MLPs”) are generally recorded based on the characterization reported on the MLP’s tax return. The Fund records its pro-rata share of the income/loss and capital gains/losses, allocated from the underlying partnerships and adjusts the cost basis of the underlying partnerships accordingly.

C.  Class Allocations and Expenses — Investment income, realized and unrealized gain (loss), if any, and non-class specific expenses of the Fund are allocated daily based upon the proportion of net assets of each class. Non-class specific expenses directly incurred by the Fund are charged to the Fund, while such expenses incurred by the Trust are allocated across the Fund on a straight-line and/or pro-rata basis depending upon the nature of the expenses. Class-specific expenses, where applicable, are borne by the respective share classes and include Distribution and Service and Transfer Agency fees.

D.  Federal Taxes and Distributions to Shareholders — It is the Fund’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended (the “Code”), applicable to regulated investment companies and to distribute each year substantially all of its investment company taxable income and capital gains to its shareholders. Accordingly, the Fund is not required to make any provisions for the payment of federal income tax. Distributions to shareholders are recorded on the ex-dividend date. Income and capital gains distributions, if any, are declared and paid at least annually.

Net capital losses, if any, are carried forward to future fiscal years and may be used to the extent allowed by the Code to offset any future capital gains. Losses that are carried forward will retain their character as either short-term or long-term capital losses. Utilization of capital loss carryforwards will reduce the requirement of future capital gains distributions.

15

GOLDMAN SACHS VARIABLE INSURANCE TRUST MID CAP VALUE FUND

Notes to Financial Statements (continued)

December 31, 2019

2.    SIGNIFICANT ACCOUNTING POLICIES (continued)

The characterization of distributions to shareholders for financial reporting purposes is determined in accordance with federal income tax rules, which may differ from GAAP. The source of the Fund’s distributions may be shown in the accompanying financial statements as either from distributable earnings or capital. Certain components of the Fund’s net assets on the Statement of Assets and Liabilities reflect permanent GAAP/tax differences based on the appropriate tax character.

E.   In-Kind Transactions — The Fund may allow investors, under certain circumstances, to purchase shares with securities instead of cash. In addition, the Trust reserves the right to redeem an investor’s shares by distributing securities instead of cash. These are known as in-kind transactions. Securities included as part of in-kind purchases and redemptions of Fund shares are valued in the same manner as they are valued for purposes of computing the Fund’s NAV, in accordance with the Fund’s Valuation Procedures, and such valuations are as of the date the trade is submitted pursuant to the procedures specified in the Fund’s prospectus.

3.    INVESTMENTS AND FAIR VALUE MEASUREMENTS

U.S. GAAP defines the fair value of a financial instrument as the amount that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date (i.e., the exit price); the Fund’s policy is to use the market approach. GAAP establishes a fair value hierarchy that prioritizes the inputs to valuation techniques used to measure fair value. The hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements). The levels used for classifying investments are not necessarily an indication of the risk associated with investing in these investments. The three levels of the fair value hierarchy are described below:

Level 1 — Unadjusted quoted prices in active markets that are accessible at the measurement date for identical, unrestricted assets or liabilities;

Level 2 — Quoted prices in markets that are not active or financial instruments for which significant inputs are observable (including, but not limited to, quoted prices for similar investments, interest rates, foreign exchange rates, volatility and credit spreads), either directly or indirectly;

Level 3 — Prices or valuations that require significant unobservable inputs (including GSAM’s assumptions in determining fair value measurement).

The Board of Trustees (“Trustees”) has approved Valuation Procedures that govern the valuation of the portfolio investments held by the Fund, including investments for which market quotations are not readily available. The Trustees have delegated to GSAM day-to-day responsibility for implementing and maintaining internal controls and procedures related to the valuation of the Fund’s investments. To assess the continuing appropriateness of pricing sources and methodologies, GSAM regularly performs price verification procedures and issues challenges as necessary to third party pricing vendors or brokers, and any differences are reviewed in accordance with the Valuation Procedures.

A.  Level 1 and Level 2 Fair Value Investments — The valuation techniques and significant inputs used in determining the fair values for investments classified as Level 1 and Level 2 are as follows:

Equity Securities — Equity securities traded on a U.S. securities exchange or the NASDAQ system, or those located on certain foreign exchanges, including but not limited to the Americas, are valued daily at their last sale price or official closing price on the principal exchange or system on which they are traded. If there is no sale or official closing price or such price is believed by GSAM to not represent fair value, equity securities may be valued at the closing bid price for long positions and at the closing ask price for short positions. To the extent these investments are actively traded, they are classified as Level 1 of the fair value hierarchy, otherwise they are generally classified as Level 2.

Unlisted equity securities for which market quotations are available are valued at the last sale price on the valuation date, or if no sale occurs, at the last bid price for long positions or the last ask price for short positions, and are generally classified as Level 2.

16

GOLDMAN SACHS VARIABLE INSURANCE TRUST MID CAP VALUE FUND

3.    INVESTMENTS AND FAIR VALUE MEASUREMENTS (continued)

Money Market Funds — Investments in the Goldman Sachs Financial Square Government Fund (“Underlying Fund”) are valued at the NAV per share of the Institutional Share class on the day of valuation. These investments are generally classified as Level 1 of the fair value hierarchy. For information regarding the Underlying Fund’s accounting policies and investment holdings, please see the Underlying Fund’s shareholder report.

B.  Level 3 Fair Value Investments — To the extent that significant inputs to valuation models and other alternative pricing sources are unobservable, or if quotations are not readily available, or if GSAM believes that such quotations do not accurately reflect fair value, the fair value of the Fund’s investments may be determined under Valuation Procedures approved by the Trustees. GSAM, consistent with its procedures and applicable regulatory guidance, may make an adjustment to the most recent valuation prices of either domestic or foreign securities in light of significant events to reflect what it believes to be the fair value of the securities at the time of determining the Fund’s NAV. To the extent investments are valued using single source broker quotations obtained directly from the broker or passed through from third party pricing vendors, such investments are classified as Level 3 investments.

C.  Fair Value Hierarchy — The following is a summary of the Fund’s investments classified in the fair value hierarchy as of December 31, 2019:

Investment Type	Level 1	Level 2	Level 3

Assets
Common Stock and/or Other Equity Investments(a)
Europe	$11,742,712	$—	$—
North America	478,702,036	—	—
Investment Company	12,703,956	—	—
Master Limited Partnership	4,046,756	—	—
Securities Lending Reinvestment Vehicle	408,161	—	—

Total	$507,603,621	$—	$—

(a)

Amounts are disclosed by continent to highlight the impact of time zone differences between local market close and the calculation of NAV. Security valuations are based on the principal exchange or system on which they are traded, which may differ from country of domicile.

For further information regarding security characteristics, see the Schedule of Investments.

4.    AGREEMENTS AND AFFILIATED TRANSACTIONS

A.  Management Agreement — Under the Agreement, GSAM manages the Fund, subject to the general supervision of the Trustees.

As compensation for the services rendered pursuant to the Agreement, the assumption of the expenses related thereto and administration of the Fund’s business affairs, including providing facilities, GSAM is entitled to a management fee, accrued daily and paid monthly, equal to an annual percentage rate of the Fund’s average daily net assets.

For the fiscal year ended December 31, 2019, contractual and effective net management fees with GSAM were at the following rates:

Contractual Management Rate					Effective Net Management Rate^
First $2 billion	Next $3 billion	Next $3 billion	Over $8 billion	Effective Rate

0.77%	0.69%	0.66%	0.65%	0.77%	0.77%

^	Effective Net Management Rate includes the impact of management fee waivers of affiliated Underlying Funds, if any.

17

GOLDMAN SACHS VARIABLE INSURANCE TRUST MID CAP VALUE FUND

Notes to Financial Statements (continued)

December 31, 2019

4.    AGREEMENTS AND AFFILIATED TRANSACTIONS (continued)

The Fund invests in Institutional Shares of the Goldman Sachs Financial Square Government Fund, which is an affiliated Underlying Fund. GSAM has agreed to waive a portion of its management fee payable by the Fund in an amount equal to the management fee it earns as an investment adviser to the affiliated Underlying Fund in which the Fund invests, except those management fees it earns from the Fund’s investments of cash collateral received in connection with securities lending transactions in the Goldman Sachs Financial Square Government Fund. For the fiscal year ended December 31, 2019, GSAM waived $13,742 of the Fund’s management fee.

B.  Distribution and Service (12b-1) Plan — The Trust, on behalf of Service Shares of the Fund, has adopted a Distribution and Service Plan subject to Rule 12b-1 under the Act. Under the Distribution and Service Plan, Goldman Sachs, which serves as distributor, is entitled to a fee accrued daily and paid monthly, for distribution services and personal and account maintenance services, which may then be paid by Goldman Sachs to authorized dealers, equal to, on an annual basis, 0.25% of the Fund’s average daily net assets attributable to Service Shares.

C.  Transfer Agency Agreement — Goldman Sachs also serves as the transfer agent of the Fund for a fee pursuant to the Transfer Agency Agreement. The fees charged for such transfer agency services are accrued daily and paid monthly at an annual rate of 0.02% of the average daily net assets of Institutional and Service Shares.

D.  Other Expense Agreements and Affiliated Transactions — GSAM has agreed to reduce or limit certain “Other Expenses” of the Fund (excluding acquired fund fees and expenses, transfer agency fees and expenses, service fees and shareholder administration fees (as applicable), taxes, interest, brokerage fees, expenses of shareholder meetings, litigation and indemnification, and extraordinary expenses) to the extent such expenses exceed, on an annual basis, a percentage rate of the average daily net assets of the Fund. Such Other Expense reimbursements, if any, are accrued daily and paid monthly. In addition, the Fund is not obligated to reimburse GSAM for prior fiscal year expense reimbursements, if any. The Other Expense limitation as an annual percentage rate of average daily net assets for the Fund is 0.054%. The Other Expense limitation will remain in place through at least April 30, 2020, and prior to such date GSAM may not terminate the arrangement without the approval of the Trustees. In addition, the Fund has entered into certain offset arrangements with the custodian and the transfer agent, which may result in a reduction of the Fund’s expenses and are received irrespective of the application of the “Other Expense” limitation described above.

For the fiscal year ended December 31, 2019, these expense reductions, including any fee waivers and Other Expense reimbursements, were as follows:

Management Fee Waiver	Custody Fee Credits	Other Expense Reimbursement	Total Expense Reductions

$13,742	$8,554	$150,131	$172,427

E.  Line of Credit Facility — As of December 31, 2019, the Fund participated in a $580,000,000 committed, unsecured revolving line of credit facility (the “facility”) together with other funds of the Trust and certain registered investment companies having management agreements with GSAM or its affiliates. This facility is to be used for temporary emergency purposes, or to allow for an orderly liquidation of securities to meet redemption requests. The interest rate on borrowings is based on the federal funds rate. The facility also requires a fee to be paid by the Fund based on the amount of the commitment that has not been utilized. For the fiscal year ended December 31, 2019, the Fund did not have any borrowings under the facility. Prior to April 30, 2019 the facility was $770,000,000.

F.  Other Transactions with Affiliates — For the fiscal year ended December 31, 2019, Goldman Sachs earned $888 in brokerage commissions from portfolio transactions.

18

GOLDMAN SACHS VARIABLE INSURANCE TRUST MID CAP VALUE FUND

4.    AGREEMENTS AND AFFILIATED TRANSACTIONS (continued)

The following table provides information about the Fund’s investments in the Goldman Sachs Financial Square Government Fund as of and for the fiscal year ended December 31, 2019:

Beginning Value as of December 31, 2018	Purchases at Cost	Proceeds from Sales	Ending Value as of December 31, 2019	Shares as of December 31, 2019	Dividend Income from Affiliated Investment Company

$1,868,218	$196,572,980	$(185,737,242)	$12,703,956	12,703,956	$173,729

5.    PORTFOLIO SECURITIES TRANSACTIONS

The cost of purchases and proceeds from sales and maturities of long-term securities for the fiscal year ended December 31, 2019, were $426,640,051 and $420,451,372 respectively.

6.    SECURITIES LENDING

The Fund may lend its securities through a securities lending agent, the Bank of New York Mellon (“BNYM”), to certain qualified borrowers. In accordance with the Fund’s securities lending procedures, the Fund receives cash collateral at least equal to the market value of the securities on loan. The market value of the loaned securities is determined at the close of business of the Fund, at their last sale price or official closing price on the principal exchange or system on which they are traded, and any additional required collateral is delivered to the Fund on the next business day. As with other extensions of credit, the Fund may experience delay in the recovery of its securities or incur a loss should the borrower of the securities breach its agreement with the Fund or become insolvent at a time when the collateral is insufficient to cover the cost of repurchasing securities on loan. Dividend income received from securities on loan may not be subject to withholding taxes and therefore withholding taxes paid may differ from the amounts listed in the Statement of Operations. Loans of securities are terminable at any time and as such 1) the remaining contractual maturities of the outstanding securities lending transactions are considered to be overnight and continuous and 2) the borrower, after notice, is required to return borrowed securities within the standard time period for settlement of securities transactions.

The Fund invests the cash collateral received in connection with securities lending transactions in the Goldman Sachs Financial Square Government Fund (“Government Money Market Fund”), an affiliated series of the Goldman Sachs Trust. The Government Money Market Fund is registered under the Act as an open end investment company, is subject to Rule 2a-7 under the Act, and is managed by GSAM, for which GSAM may receive a management fee of up to 0.16% on an annualized basis of the average daily net assets of the Government Money Market Fund.

In the event of a default by a borrower with respect to any loan, BNYM may exercise any and all remedies provided under the applicable borrower agreement to make the Fund whole. These remedies include purchasing replacement securities by applying the collateral held from the defaulting broker against the purchase cost of the replacement securities. If BNYM is unable to purchase replacement securities, BNYM will indemnify the Fund by paying the Fund an amount equal to the market value of the securities loaned minus the value of cash collateral received from the borrower for the loan, subject to an exclusion for any shortfalls resulting from a loss of value in such cash collateral due to reinvestment risk. The Fund’s master netting agreements with certain borrowers provide the right, in the event of a default (including bankruptcy or insolvency), for the non-defaulting party to liquidate the collateral and calculate net exposure to the defaulting party or request additional collateral. However, in the event of a default by a borrower, a resolution authority could determine that such rights are not enforceable due to the restrictions or prohibitions against the right of set-off that may be imposed in accordance with a particular jurisdiction’s bankruptcy or insolvency laws. The Fund’s loaned securities were all subject to enforceable Securities Lending Agreements and the value of the collateral was at least equal to the value of the cash received. The amounts of the Fund’s overnight and continuous agreements, which represent the gross amounts of recognized liabilities for securities lending transactions outstanding as of December 31, 2019, are disclosed as “Payable upon return of securities loaned” on the Statement of Assets and Liabilities, where applicable.

19

GOLDMAN SACHS VARIABLE INSURANCE TRUST MID CAP VALUE FUND

Notes to Financial Statements (continued)

December 31, 2019

6.    SECURITIES LENDING (continued)

Both the Fund and BNYM received compensation relating to the lending of the Fund’s securities. The amounts earned, if any, by the Fund for the fiscal year ended December 31, 2019, are reported under Investment Income on the Statement of Operations.

The following table provides information about the Fund’s investment in the Government Money Market Fund for the fiscal year ended December 31, 2019:

Market Value December 31, 2018	Purchases at Cost	Proceeds from Sales	Market Value December 31, 2019

$—	$32,797,144	$(32,388,983)	$408,161

7.    TAX INFORMATION

The tax character of distributions paid during the fiscal years ended December 31, 2018 and December 31, 2019 was as follows:

	2018	2019
Distributions paid from:
Ordinary income	$18,508,506	$10,465,638
Net long-term capital gains	38,377,937	10,923,915
Total taxable distributions	$56,886,443	$21,389,553

As of December 31, 2019, the components of accumulated earnings (losses) on a tax-basis were as follows:

Undistributed ordinary income — net	$3,525,703
Undistributed long-term capital gains	3,733,049
Total undistributed earnings	$7,258,752
Timing differences (Real Estate Investment Trusts)	$160,161
Unrealized gains — net	86,214,787
Total accumulated gains — net	$93,633,700

As of December 31, 2019, the Fund’s aggregate security unrealized gains and losses based on cost for U.S. federal income tax purposes were as follows:

Tax cost	$421,388,834
Gross unrealized gain	91,120,236
Gross unrealized loss	(4,905,449)
Net unrealized gain	$86,214,787

The difference between GAAP-basis and tax-basis unrealized gains (losses) is attributable primarily to wash sales and differences in the tax treatment of underlying fund investments and real estate investment trust investments.

GSAM has reviewed the Fund’s tax positions for all open tax years (the current and prior three years, as applicable) and has concluded that no provision for income tax is required in the Fund’s financial statements. Such open tax years remain subject to examination and adjustment by tax authorities.

20

GOLDMAN SACHS VARIABLE INSURANCE TRUST MID CAP VALUE FUND

8.    OTHER RISKS

The Fund’s risks include, but are not limited to, the following:

Investments in Other Investment Companies Risk — As a shareholder of another investment company, the Fund will indirectly bear its proportionate share of any net management fees and other expenses paid by such other investment companies, in addition to the fees and expenses regularly borne by the Fund.

Large Shareholder Transactions Risk — The Fund may experience adverse effects when certain large shareholders, such as other funds, participating insurance companies, accounts and Goldman Sachs affiliates, purchase or redeem large amounts of shares of the Fund. Such large shareholder redemptions, which may occur rapidly or unexpectedly, may cause the Fund to sell portfolio securities at times when it would not otherwise do so, which may negatively impact the Fund’s NAV and liquidity. These transactions may also accelerate the realization of taxable income to shareholders if such sales of investments resulted in gains, and may also increase transaction costs. In addition, a large redemption could result in the Fund’s current expenses being allocated over a smaller asset base, leading to an increase in the Fund’s expense ratio. Similarly, large Fund share purchases may adversely affect the Fund’s performance to the extent that the Fund is delayed in investing new cash or otherwise maintains a larger cash position than it ordinarily would.

Liquidity Risk — The Fund may make investments that are illiquid or that may become less liquid in response to market developments or adverse investor perceptions. Illiquid investments may be more difficult to value. Liquidity risk may also refer to the risk that the Fund will not be able to pay redemption proceeds within the allowable time period or without significant dilution to remaining investors’ interests because of unusual market conditions, an unusually high volume of redemption requests, or other reasons. To meet redemption requests, the Fund may be forced to sell investments at an unfavorable time and/or under unfavorable conditions. If the Fund is forced to sell securities at an unfavorable time and/or under unfavorable conditions, such sales may adversely affect the Fund’s NAV and dilute remaining investors’ interests. Redemptions by large shareholders may have a negative impact on the Fund’s liquidity.

Market and Credit Risks — In the normal course of business, the Fund trades financial instruments and enters into financial transactions where risk of potential loss exists due to changes in the market (market risk). Additionally, the Fund may also be exposed to credit risk in the event that an issuer or guarantor fails to perform or that an institution or entity with which the Fund has unsettled or open transactions defaults.

Master Limited Partnership Risk — Investments in securities of MLPs involve risks that differ from investments in common stock, including risks related to limited control and limited rights to vote on matters affecting the MLP, risks related to potential conflicts of interest between the MLP and the MLP’s general partner, cash flow risks, dilution risks, limited liquidity and risks related to the general partner’s right to require unit-holders to sell their common units at an undesirable time or price.

9.    INDEMNIFICATIONS

Under the Trust’s organizational documents, its Trustees, officers, employees and agents are indemnified, to the extent permitted by the Act and state law, against certain liabilities that may arise out of performance of their duties to the Fund. Additionally, in the course of business, the Fund enters into contracts that contain a variety of indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred. However, GSAM believes the risk of loss under these arrangements to be remote.

10.    OTHER MATTERS

On November 5, 2019, a definitive proxy statement (“proxy”) was filed with the SEC to elect certain Trustees to the Trust. The Fund will bear its respective share of the proxy, shareholder meeting and other related costs and GSAM has agreed to reimburse the Fund to the extent such expenses exceed a specified percentage of the Fund’s net assets.

21

GOLDMAN SACHS VARIABLE INSURANCE TRUST MID CAP VALUE FUND

Notes to Financial Statements (continued)

December 31, 2019

11.    SUBSEQUENT EVENTS

Subsequent events after the Statement of Assets and Liabilities date other than above have been evaluated, and GSAM has concluded that there is no impact requiring adjustment or disclosure in the financial statements.

12.    SUMMARY OF SHARE TRANSACTIONS

Share activity is as follows:

	For the Fiscal Year Ended December 31, 2019		For the Fiscal Year Ended December 31, 2018
	Shares	Dollars	Shares	Dollars
Institutional Shares
Shares sold	556,218	$8,465,749	447,011	$7,502,741
Reinvestment of distributions	897,830	14,329,359	3,486,201	45,878,403
Shares redeemed	(4,061,392)	(62,310,021)	(3,628,101)	(61,276,824)
	(2,607,344)	(39,514,913)	305,111	(7,895,680)
Service Shares
Shares sold	6,000,838	88,871,295	1,545,842	25,910,816
Reinvestment of distributions	438,249	7,060,194	828,918	11,008,040
Shares redeemed	(1,663,012)	(25,590,598)	(13,353,565)	(221,808,147)
Shares redeemed in connection with in-kind transactions	—	—	(5,605,787)	(93,560,594)
	4,776,075	70,340,891	(16,584,592)	(278,449,885)

NET INCREASE (DECREASE)	2,168,731	$30,825,978	(16,279,481)	$(286,345,565)

22

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of Goldman Sachs Variable Insurance Trust and Shareholders of Goldman Sachs Mid Cap Value Fund

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Goldman Sachs Mid Cap Value Fund (one of the funds constituting Goldman Sachs Variable Insurance Trust, referred to hereafter as the “Fund”) as of December 31, 2019, the related statement of operations for the year ended December 31, 2019, the statements of changes in net assets for each of the two years in the period ended December 31, 2019, including the related notes, and the financial highlights for each of the periods indicated therein (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of December 31, 2019, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended December 31, 2019 and the financial highlights for each of the periods indicated therein in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of December 31, 2019 by correspondence with the custodian, transfer agent and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Boston, Massachusetts

February 14, 2020

We have served as the auditor of one or more investment companies in the Goldman Sachs fund complex since 2000.

23

GOLDMAN SACHS VARIABLE INSURANCE TRUST MID CAP VALUE FUND

Voting Results of Special Meeting of Shareholders (Unaudited)

A Special Meeting (the “Meeting”) of the Goldman Sachs Variable Insurance Trust (“VIT”) was held on January 23, 2020 to consider and act upon the proposal below. The Fund will amortize its respective share of the proxy, shareholder meeting and other related costs and GSAM has agreed to reimburse the Fund to the extent such expenses exceed a specified percentage of the Fund’s net assets.

At the Meeting, Dwight L. Bush, Kathryn A. Cassidy, Joaquin Delgado and Gregory G. Weaver were elected to the Trust’s Board of Trustees. In electing trustees, the Trust’s shareholders voted as follows:

Proposal 1. Election of Trustees	For	Against	Withheld	Broker Non-Votes

Dwight L. Bush	745,493,677.130	0	17,848,840.639	0

Kathryn A. Cassidy	746,559,784.810	0	16,782,732.959	0

Joaquin Delgado	744,593,456.532	0	18,749,061.237	0

Gregory G. Weaver	746,707,039.321	0	16,635,478.448	0

24

GOLDMAN SACHS VARIABLE INSURANCE TRUST MID CAP VALUE FUND

Fund Expenses — Six Month Period Ended December 31, 2019 (Unaudited)

As a shareholder of Institutional or Service Shares of the Fund, you incur ongoing costs, including management fees, distribution and/or service (12b-1) fees (with respect to Service Shares) and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in Institutional Shares and Service Shares of the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from July 1, 2019 through December 31, 2019, which represents a period of 184 days of a 365 day year.

Actual Expenses — The first line under each share class in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000=8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes — The second line under each share class in the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual net expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only. As a shareholder of the Fund you do not incur any transaction costs, such as sales charges, redemption fees, or exchange fees, but shareholders of other funds may incur such costs. The second line of the table is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds whose shareholders may incur transaction costs.

Share Class	Beginning Account Value 07/01/19	Ending Account Value 12/31/19		Expenses Paid for the 6 Months Ended 12/31/19*
Institutional

Actual	$1,000	$1,089.60		$4.58
Hypothetical 5% return	1,000	1,020.82	+	4.43
Service

Actual	1,000	$1,087.70		5.89
Hypothetical 5% return	1,000	1,019.56	+	5.70

+	Hypothetical expenses are based on the Fund’s actual annualized net expense ratios and an assumed rate of return of 5% per year before expenses.

*

Expenses are calculated using the Fund’s annualized net expense ratio for each class, which represents the ongoing expenses as a percentage of net assets for the six months ended December 31, 2019. Expenses are calculated by multiplying the annualized net expense ratio by the average account value for the period; then multiplying the result by the number of days in the most recent fiscal half year; and then dividing that result by the number of days in the fiscal year. The annualized net expense ratios for the period were 0.87% and 1.12% for Institutional and Service Shares, respectively.

25

GOLDMAN SACHS VARIABLE INSURANCE TRUST MID CAP VALUE FUND

Trustees and Officers (Unaudited)

Independent Trustees

Name, Address and Age[1]	Position(s) Held with the Trust	Term of Office and Length of Time Served[2]	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee[3]	Other Directorships Held by Trustee[4]
Jessica Palmer Age: 70	Chair of the Board of Trustees	Since 2018 (Trustee since 2007)	Ms. Palmer is retired. She was formerly Consultant, Citigroup Human Resources Department (2007-2008); Managing Director, Citigroup Corporate and Investment Banking (previously, Salomon Smith Barney/Salomon Brothers) (1984-2006). Ms. Palmer was a Member of the Board of Trustees of Indian Mountain School (private elementary and secondary school) (2004-2009). Chair of the Board of Trustees — Goldman Sachs Trust and Goldman Sachs Variable Insurance Trust.	102	None
Kathryn A. Cassidy Age: 65	Trustee	Since 2015	Ms. Cassidy is retired. Formerly, she was Advisor to the Chairman (May 2014-December 2014); and Senior Vice President and Treasurer (2008-2014), General Electric Company & General Electric Capital Corporation (technology and financial services companies). Trustee — Goldman Sachs Trust and Goldman Sachs Variable Insurance Trust.	102	None
Diana M. Daniels Age: 70	Trustee	Since 2007	Ms. Daniels is retired. Formerly, she was Vice President, General Counsel and Secretary, The Washington Post Company (1991-2006). Ms. Daniels is a Trustee Emeritus and serves as a Presidential Councillor of Cornell University (2013-Present); former Member of the Legal Advisory Board, New York Stock Exchange (2003-2006) and of the Corporate Advisory Board, Standish Mellon Management Advisors (2006-2007). Trustee — Goldman Sachs Trust and Goldman Sachs Variable Insurance Trust.	102	None
Roy W. Templin Age: 59	Trustee	Since 2013

Mr. Templin is retired. He is Director, Armstrong World Industries, Inc. (a designer and manufacturer of ceiling, wall and suspension system solutions) (2016-Present); and was formerly Chairman of the Board of Directors, Con-Way Incorporated (a transportation, logistics and supply chain management service company) (2014-2015); Executive Vice President and Chief Financial Officer, Whirlpool Corporation (an appliance manufacturer and marketer) (2004-2012). Previously, Mr. Templin served as an Advisory Board Member of Goldman Sachs Trust and Goldman Sachs Variable Insurance Trust (June 2013-October 2013).

Trustee — Goldman Sachs Trust and Goldman Sachs Variable Insurance Trust.

				102	Armstrong World Industries, Inc. (a ceiling, wall and suspension systems solutions manufacturer)
Gregory G. Weaver Age: 68	Trustee	Since 2015	Mr. Weaver is retired. He is Director, Verizon Communications Inc. (2015-Present); and was formerly Chairman and Chief Executive Officer, Deloitte & Touche LLP (a professional services firm) (2001-2005 and 2012-2014); and Member of the Board of Directors, Deloitte & Touche LLP (2006-2012). Trustee — Goldman Sachs Trust and Goldman Sachs Variable Insurance Trust.	102	Verizon Communications Inc.

26

GOLDMAN SACHS VARIABLE INSURANCE TRUST MID CAP VALUE FUND

Trustees and Officers (Unaudited) (continued)

Interested Trustee*

Name, Address and Age[1]	Position(s) Held with the Trust	Term of Office and Length of Time Served[2]	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee[3]	Other Directorships Held by Trustee[4]
James A. McNamara Age: 57	President and Trustee	Since 2007

Advisory Director, Goldman Sachs (January 2018-Present); Managing Director, Goldman Sachs (January 2000-December 2017); Director of Institutional Fund Sales, GSAM (April 1998-December 2000); and Senior Vice President and Manager, Dreyfus Institutional Service Corporation (January 1993-April 1998).

President and Trustee — Goldman Sachs Trust; Goldman Sachs Variable Insurance Trust; Goldman Sachs Trust II; Goldman Sachs MLP Income Opportunities Fund; Goldman Sachs MLP and Energy Renaissance Fund; Goldman Sachs ETF Trust; Goldman Sachs Credit Income Fund; and Goldman Sachs Real Estate Diversified Income Fund.

				165	None

Advisory Board Members

Name, Address, Age[1]	Position(s) Held with the Trust	Term of Office and Length of Time Served[2]	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Advisory Board Member[3]	Other Directorships Held by Advisory Board Member[4]
Dwight L. Bush Age: 62	Advisory Board Member	Since 2019	Ambassador Bush is President and CEO of D.L. Bush & Associates (a financial advisory and private investment firm) (2002-2014 and 2017-present); and was formerly U.S. Ambassador to the Kingdom of Morocco (2014-2017) and a Member of the Board of Directors of Santander Bank, N.A. (2018-2019). Advisory Board Member — Goldman Sachs Trust and Goldman Sachs Variable Insurance Trust.	102	None
Joaquin Delgado Age: 59	Advisory Board Member	Since 2019	Dr. Delgado is retired. He is Director, Hexion Inc. (a specialty chemical manufacturer) (2019-present); and Director, Stepan Company (a specialty chemical manufacturer) (2011-present); and was formerly Executive Vice President, Consumer Business Group of 3M Company (July 2016-July 2019); and Executive Vice President, Health Care Business Group of 3M Company (October 2012-July 2016). Advisory Board Member — Goldman Sachs Trust and Goldman Sachs Variable Insurance Trust.	102	Stepan Company (a specialty chemical manufacturer)

*

Mr. McNamara is considered to be an “Interested Trustee” because he holds positions with Goldman Sachs and owns securities issued by The Goldman Sachs Group, Inc. Mr. McNamara holds comparable positions with certain other companies of which Goldman Sachs, GSAM or an affiliate thereof is the investment adviser, administrator and/or distributor.

[1]

Each Trustee and Advisory Board Member may be contacted by writing to the Trustee or Advisory Board Member, c/o Goldman Sachs, 200 West Street, New York, New York, 10282, Attn: Caroline Kraus. Information is provided as of December 31, 2019.

[2]

Subject to such policies as may be adopted by the Board from time-to-time, each Trustee holds office for an indefinite term, until the earliest of: (a) the election of his or her successor; (b) the date the Trustee resigns or is removed by the Board or shareholders, in accordance with the Trust’s Declaration of Trust; or (c) the termination of the Trust. The Board has adopted policies which provide that (a) no Trustee shall hold office for more than 15 years and (b) a Trustee shall retire as of December 31st of the calendar year in which he or she reaches his or her 74th birthday, unless a waiver of such requirements shall have been adopted by a majority of the other Trustees. These policies may be changed by the Trustees without shareholder vote.

[3]

The Goldman Sachs Fund Complex includes certain other companies listed above for each respective Trustee. As of December 31, 2019, Goldman Sachs Trust consisted of 89 portfolios; Goldman Sachs Variable Insurance Trust consisted of 13 portfolios; Goldman Sachs Trust II consisted of 19 portfolios (17 of which offered shares to the public); Goldman Sachs MLP Income Opportunities Fund, Goldman Sachs MLP and Energy Renaissance Fund, Goldman Sachs Credit Income Fund and Goldman Sachs Real Estate Diversified Income Fund each consisted of one portfolio; and Goldman Sachs ETF Trust consisted of 40 portfolios (21 of which offered shares to the public).

[4]

This column includes only directorships of companies required to report to the Securities and Exchange Commission under the Securities Exchange Act of 1934 (i.e., “public companies”) or other investment companies registered under the Act.

Additional information about the Trustees is available in the Fund’s Statement of Additional Information, which can be obtained from Goldman Sachs free of charge by calling this toll-free number (in the United States of America): 1-800-526-7384. Additional information about the Advisory Board Members will be available in the Fund’s Statement of Additional Information dated April 30, 2020, which will be available from Goldman Sachs free of charge by calling this toll-free number (in the United States of America): 1-800-526-7384.

27

GOLDMAN SACHS VARIABLE INSURANCE TRUST MID CAP VALUE FUND

Trustees and Officers (Unaudited) (continued)

Officers of the Trust*

Name, Address and Age[1]	Position(s) Held with the Trust	Term of Office and Length of Time Served[2]	Principal Occupation(s) During Past 5 Years
James A. McNamara 200 West Street New York, NY 10282 Age: 57	Trustee and President	Since 2007

Advisory Director, Goldman Sachs (January 2018-Present); Managing Director, Goldman Sachs (January 2000-December 2017); Director of Institutional Fund Sales, GSAM (April 1998-December 2000); and Senior Vice President and Manager, Dreyfus Institutional Service Corporation (January 1993-April 1998).

President and Trustee — Goldman Sachs Trust; Goldman Sachs Variable Insurance Trust; Goldman Sachs Trust II; Goldman Sachs MLP Income Opportunities Fund; Goldman Sachs MLP and Energy Renaissance Fund; Goldman Sachs ETF Trust; Goldman Sachs Credit Income Fund; and Goldman Sachs Real Estate Diversified Income Fund.

Caroline L. Kraus 200 West Street New York, NY 10282 Age: 42	Secretary	Since 2012

Managing Director, Goldman Sachs (January 2016-Present); Vice President, Goldman Sachs (August 2006-December 2015); Associate General Counsel, Goldman Sachs (2012-Present); Assistant General Counsel, Goldman Sachs (August 2006-December 2011); and Associate, Weil, Gotshal & Manges, LLP (2002-2006).

Secretary — Goldman Sachs Trust (previously Assistant Secretary (2012)); Goldman Sachs Variable Insurance Trust (previously Assistant Secretary (2012)); Goldman Sachs Trust II; Goldman Sachs BDC, Inc.; Goldman Sachs Private Middle Market Credit LLC; Goldman Sachs Private Middle Market Credit II LLC; Goldman Sachs Middle Market Lending Corp.; Goldman Sachs MLP Income Opportunities Fund; Goldman Sachs MLP and Energy Renaissance Fund; Goldman Sachs ETF Trust; Goldman Sachs Credit Income Fund; and Goldman Sachs Real Estate Diversified Income Fund.

Joseph F. DiMaria 30 Hudson Street Jersey City, NJ 07302 Age: 51	Treasurer, Principal Financial Officer and Principal Accounting Officer	Since 2017 (Treasurer and Principal Financial Officer since 2019)

Managing Director, Goldman Sachs (November 2015-Present) and Vice President — Mutual Fund Administration, Columbia Management Investment Advisers, LLC

(May 2010-October 2015).

Treasurer, Principal Financial Officer and Principal Accounting Officer — Goldman Sachs Trust (previously Assistant Treasurer (2016)); Goldman Sachs Variable Insurance Trust (previously Assistant Treasurer (2016)); Goldman Sachs Trust II (previously Assistant Treasurer (2017)); Goldman Sachs MLP Income Opportunities Fund (previously Assistant Treasurer (2017)); Goldman Sachs MLP and Energy Renaissance Fund (previously Assistant Treasurer (2017)); Goldman Sachs ETF Trust (previously Assistant Treasurer (2017)); Goldman Sachs Credit Income Fund; and Goldman Sachs Real Estate Diversified Income Fund.

*

Represents a partial list of officers of the Trust. Additional information about all the officers is available in the Fund’s Statement of Additional Information, which can be obtained from Goldman Sachs free of charge by calling this toll-free number (in the United States): 1-800-526-7384.

[1]	Information is provided as of December 31, 2019.
[2]

Officers hold office at the pleasure of the Board of Trustees or until their successors are duly elected and qualified. Each officer holds comparable positions with certain other companies of which Goldman Sachs, GSAM or an affiliate thereof is the investment adviser, administrator and/or distributor.

Goldman Sachs Variable Insurance Trust — Tax Information (Unaudited)

For the year ended December 31, 2019, 59.31% of the dividends paid from net investment company taxable income by the Mid Cap Value Fund qualify for the dividends received deduction available to corporations.

Pursuant to Section 852 of the Internal Revenue Code, the Mid Cap Value Fund designates $10,923,915 or, if different, the maximum amount allowable, as capital gain dividends paid during the fiscal year ended December 31, 2019.

28

TRUSTEES	OFFICERS
Jessica Palmer, Chair Dwight L. Bush* Kathryn A. Cassidy Diana M. Daniels Joaquin Delgado* James A. McNamara Roy W. Templin Gregory G. Weaver	James A. McNamara, President Joseph F. DiMaria, Principal Financial Officer, Principal Accounting Officer and Treasurer Caroline L. Kraus, Secretary
*Effective as of January 23, 2020

GOLDMAN SACHS & CO. LLC

Distributor and Transfer Agent

GOLDMAN SACHS ASSET MANAGEMENT, L.P.

Investment Adviser

200 West Street, New York

New York 10282

Visit our web site at www.GSAMFUNDS.com to obtain the most recent month-end returns.

The reports concerning the Fund included in this shareholder report may contain certain forward-looking statements about the factors that may affect the performance of the Fund in the future. These statements are based on Fund management’s predictions and expectations concerning certain future events and their expected impact on the Fund, such as performance of the economy as a whole and of specific industry sectors, changes in the levels of interest rates, the impact of developing world events, and other factors that may influence the future performance of the Fund. Management believes these forward-looking statements to be reasonable, although they are inherently uncertain and difficult to predict. Actual events may cause adjustments in portfolio management strategies from those currently expected to be employed.

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities and information regarding how the Fund voted proxies relating to portfolio securities for the 12-month period ended December 31 is available (i) without charge, upon request by calling 1-800-621-2550; and (ii) on the Securities and Exchange Commission (“SEC”) web site at http://www.sec.gov.

The Fund will file its portfolio holdings information for each month in a fiscal quarter within 60 days after the end of the relevant fiscal quarter on Form N-PORT. Portfolio holdings information for the third month of each fiscal quarter will be made available on the SEC’s web site at http://www.sec.gov. Portfolio holdings information may be obtained upon request and without charge by calling 1-800-526-7384 (for Retail Shareholders) or 1-800-621-2550 (for Institutional Shareholders).

Views and opinions expressed are for informational purposes only and do not constitute a recommendation by GSAM to buy, sell, or hold any security. Views and opinions are current as of the date of this presentation and may be subject to change, they should not be construed as investment advice.

Goldman Sachs & Co. LLC (“Goldman Sachs”) does not provide legal, tax or accounting advice. Any statement contained in this communication (including any attachments) concerning U.S. tax matters was not intended or written to be used, and cannot be used, for the purpose of avoiding penalties under the Internal Revenue Code, and was written to support the promotion or marketing of transaction or matter addressed. Clients of Goldman Sachs should obtain their own independent tax advice based on their particular circumstances.

The website links provided are for your convenience only and are not an endorsement or recommendation by GSAM of any of these websites or the products or services offered. GSAM is not responsible for the accuracy and validity of the content of these websites.

Fund holdings and allocations shown are as of December 31, 2019 and may not be representative of future investments. Fund holdings should not be relied on in making investment decisions and should not be construed as research or investment advice regarding particular securities. Current and future holdings are subject to risk.

References to indices, benchmarks or other measures of relative market performance over a specified period of time are provided for your information only and do not imply that the portfolio will achieve similar results. The index composition may not reflect the manner in which a portfolio is constructed. While an adviser seeks to design a portfolio which reflects appropriate risk and return features, portfolio characteristics may deviate from those of the benchmark.

The Global Industry Classification Standard (“GICS”) was developed by and is the exclusive property and a service mark of Morgan Stanley Capital International Inc. (“MSCI”) and Standard & Poor’s, a division of The McGraw-Hill Companies, Inc. (“S&P”) and is licensed for use by Goldman Sachs. Neither MSCI, S&P nor any other party involved in making or compiling the GICS or any GICS classifications makes any express or implied warranties or representations with respect to such standard or classification (or the results to be obtained by the use thereof), and all such parties hereby expressly disclaim all warranties of originality, accuracy, completeness, merchantability or fitness for a particular purpose with respect to any of such standard or classification. Without limiting any of the foregoing, in no event shall MSCI, S&P, any of their affiliates or any third party involved in making or compiling the GICS or any GICS classifications have any liability for any direct, indirect, special, punitive, consequential or any other damages (including lost profits) even if notified of the possibility of such damages.

The portfolio risk management process includes an effort to monitor and manage risk, but does not imply low risk.

Shares of the Goldman Sachs VIT Funds are offered to separate accounts of participating life insurance companies for the purpose of funding variable annuity contracts and variable life insurance policies. Shares of the Fund are not offered directly to the general public. The variable annuity contracts and variable life insurance policies are described in the separate prospectuses issued by participating insurance companies. You should refer to those prospectuses for information about surrender charges, mortality and expense risk fees and other charges that may be assessed by participating insurance companies under the variable annuity contracts or variable life insurance policies. Such fees or charges, if any, may affect the return you may realize with respect to your investments. Ask your representative for more complete information. Please consider a fund’s objectives, risks and charges and expenses, and read the prospectus carefully before investing. The prospectus contains this and other information about the Fund.

This material is not authorized for distribution to prospective investors unless preceded or accompanied by a current prospectus or summary prospectus, if applicable. Investors should consider the Fund’s objective, risks, and charges and expenses, and read the summary prospectus, if available, and/or the prospectus carefully before investing or sending money. The summary prospectus, if available, and the prospectus contain this and other information about the Fund and may be obtained from your authorized dealer or from Goldman Sachs & Co. LLC by calling 1-800-621-2550.

This report is prepared for the general information of contract owners and is not an offer of shares of the Goldman Sachs Variable Insurance Trust — Goldman Sachs Mid Cap Value Fund.

© 2020 Goldman Sachs. All rights reserved.

VITMCVAR-20/192293-OTU-1135504

Goldman

Sachs Variable Insurance Trust

Goldman Sachs Government

Money Market Fund

Beginning on or after January 1, 2021, you may not receive paper copies of the Fund’s annual and semi-annual shareholder reports from the insurance company that offers your variable insurance contract or your financial intermediary, unless you specifically request paper copies of the reports from the insurance company or from your financial intermediary. Instead, the reports will be made available on a website, and you will be notified by mail each time a report is posted and provided with a website link to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. At any time, you may elect to receive reports and certain communications from the insurance company electronically by contacting your insurance company or your financial intermediary.

You may elect to receive all future shareholder reports in paper free of charge. You can inform the insurance company or your financial intermediary that you wish to receive paper copies of reports. Your election to receive reports in paper will apply to all Goldman Sachs Funds available under your contract and may apply to all funds held with your financial intermediary.

Annual Report

December 31, 2019

You could lose money by investing in the Fund. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it cannot guarantee it will do so. An investment in the Fund is not a deposit of the bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The Fund’s sponsor has no legal obligation to provide financial support to the Fund, and you should not expect that the sponsor will provide financial support to the Fund at any time.

GOLDMAN SACHS VARIABLE INSURANCE TRUST GOVERNMENT MONEY MARKET FUND

INVESTMENT OBJECTIVE

The Fund seeks to maximize current income to the extent consistent with the preservation of capital and the maintenance of liquidity by investing exclusively in high quality money market instruments.

Portfolio Management Discussion and Analysis

Below, the Goldman Sachs Money Market Portfolio Management Team discusses the Goldman Sachs Variable Insurance Trust — Goldman Sachs Government Money Market Fund’s (the “Fund”) performance and positioning for the 12-month period ended December 31, 2019 (the “Reporting Period”).

How did the Fund perform during the Reporting Period?

The Fund’s Institutional Shares’ standardized 7-day current yield was 1.45% and their standardized 7-day effective yield was 1.46% as of December 31, 2019. The Institutional Shares’ one-month simple average yield was 1.55% as of December 31, 2019. The Institutional Shares’ 7-day distribution yield as of December 31, 2019 was 1.54%.

The Fund’s Service Shares’ standardized 7-day current yield was 1.20% and their standardized 7-day effective yield was 1.21% as of December 31, 2019. The Service Shares’ one-month simple average yield was 1.30% as of December 31, 2019. The Service Shares’ 7-day distribution yield as of December 31, 2019 was 1.29%.

The yields represent past performance. Past performance does not guarantee future results. Current performance may be lower or higher than the performance quoted above.

Yields will fluctuate as market conditions change. The yield quotations more closely reflect the current earnings of the Fund than total return quotations.

What economic and market factors most influenced the money markets as a whole during the Reporting Period?

The Reporting Period was one wherein money market yields moved lower. While the U.S. Federal Reserve (“Fed”) held interest rates steady during the first two quarters of 2019, it reduced interest rates three times during the last two quarters of the calendar year.

In a rather significant shift from their stance in 2018, both the Fed and the European Central Bank (“ECB”) kept their respective monetary policies unchanged during the first half of the Reporting Period but adopted an increasingly dovish bias as the months progressed both in an effort to maintain financial stability following the heightened market volatility of the fourth quarter of 2018 and as geopolitical risks and the downward drift in inflation expectations unnerved central bankers. (Dovish tends to imply lower interest rates; opposite of hawkish.) For example, in January 2019, the Fed left its monetary policy unchanged and also eliminated language about “further gradual increases in rates,” cementing investor expectations for a near-term pause in rate hikes. Fed Chair Powell emphasized that the U.S. central bank would be largely guided by inflation indicators as well as by the global economic growth backdrop and the potential for financial market volatility. In March 2019, the Fed paused its near-term fed funds rate increases, announcing it expected no rate increases during 2019 and only one in 2020. In the subsequent months of the Reporting Period, the release of minutes from the Fed’s meetings confirmed policymakers’ dovish tilt. At the Fed’s June 2019 meeting, the median projected hiking path in the U.S. declined, with eight Fed participants projecting interest rate cuts in 2019.

Similarly, the ECB extended its forward guidance, noting its interest rates would remain unchanged through 2019. In June 2019, a dovish speech by outgoing ECB President Mario Draghi signaled forthcoming easing in the euro area, as concerns around the global economic growth outlook lingered. Other developed markets’ central banks also turned dovish.

During the third quarter of 2019, the Fed reduced interest rates in both July and September, citing the need for a “mid-cycle adjustment.” During the quarter, the U.S. Treasury yield curve inverted between two- and 10-year maturities for the first time during this cycle, sending jitters through the markets. The inversion of the U.S. Treasury yield curve, wherein shorter maturity rates were higher than longer maturity rates, combined with other factors, such as the U.S.-China trade war and Brexit, heightened uncertainty around the globe.

During the fourth quarter of 2019, the Fed reduced interest rates once again at the end of October. However, citing the resiliency of the economy, the Fed left the target range for its federal funds rate unchanged in December and signaled that interest rates were likely to stay on hold for “a time” as long as the economy stays on track. Such a consensus by Fed policymakers reflected a view

1

GOLDMAN SACHS VARIABLE INSURANCE TRUST GOVERNMENT MONEY MARKET FUND

they had done enough to shield the economy from an imminent downturn. On the political and policy front, the agreement in principle of a “Phase One” U.S.-China trade deal and the victory of the Conservative Party in the U.K. reduced investor uncertainty and soothed financial markets.

Global interest rates also rallied during the Reporting Period overall in response to central banks putting balance sheet normalization on hold. (Balance sheet normalization refers to the steps the Fed is taking to reverse quantitative easing and remove the substantial monetary accommodation it has provided to the economy since the financial crisis began in 2007.) For example, the Fed said it expected to slow its balance sheet runoff plan beginning in May 2019 and stop it completely by September 2019. Instead, the Fed actually expanded its balance sheet by approximately $400 billion, sparked by the repurchase agreement crisis in September 2019. The Fed indicated this was not another round of quantitative easing but rather an attempt to keep money markets in check after an episode in which interest rates for repurchase agreements — essentially short-term loans between banks and other financial institutions — spiked in September. The run-up spilled over into money markets, pushing the Fed’s policy rate temporarily above the range that policymakers were targeting. Other significant events that influenced the money markets during the Reporting Period included corporate tax reform and the regulatory backdrop. The management teams of multinational corporations faced increased pressure to make decisions regarding cash investments due to a one-time repatriation tax and considerations of excess cash returning to the U.S. Further, it appeared that many investors began looking at cash flow management practices, investment policies and new investment options, including various money market mutual funds.

During the Reporting Period overall, the money market yield curve, or spectrum of maturities, changed shape often. During the first quarter of 2019, the taxable money market yield curve was upward sloping, meaning yields on longer-term maturities were higher than those on shorter-term maturities. Toward the end of the second quarter, the money market yield curve actually inverted — meaning yields on shorter-term maturities were higher than those on longer-term maturities, as the market priced in an increasingly dovish Fed. The Fed then, as discussed earlier, reduced interest rates three times during the second half of the Reporting Period in an effort to soothe financial markets. By the end of the Reporting Period, the taxable money market yield curve had become relatively flat, with little difference in yields across the spectrum of maturities.

What key factors were responsible for the Fund’s performance during the Reporting Period?

The Fund’s yields fell during the Reporting Period due primarily to the economic and market factors discussed above. As the money market yield curve inverted and then flattened, there remained little difference in yields between maturities. The Fund remained highly liquid throughout.

That said, while there was less clarity surrounding the direction of the Fed’s monetary policy during the first half of the Reporting Period, market expectations for interest rate cuts heightened during the second half of 2019. The two interest rate cuts during the third quarter of the calendar year led us to position the Fund accordingly. Duration management and duration positioning play a key role in our management philosophy. We felt comfortable that the Fund was appropriately positioned given the interest rate environment during the Reporting Period, as we sought to take advantage of anticipated interest rate movements throughout, and indeed, our duration management of the Fund, especially before the Fed’s interest rate cuts, was a significant positive contributor to its performance. Still, it should be noted that regardless of interest rate conditions, we manage the Fund consistently. Our investment approach has always been tri-fold — to seek preservation of capital, daily liquidity and maximization of yield potential. We manage interest and credit risk daily. Whether interest rates are historically low, high or in-between, we intend to continue to use our actively managed approach to provide the best possible return within the framework of the Fund’s guidelines and objectives.

How did you manage the Fund’s weighted average maturity during the Reporting Period?

On December 31, 2018, the Fund’s weighted average maturity was 45 days. During the first quarter of 2019, we targeted a weighted average maturity for the Fund in a 22 to 31 day range. During the second quarter of 2019, we maintained a weighted average maturity for the Fund in a 19 to 28 day range, moving down to a weighted average maturity of 19 days by the end of June 2019.

During the third quarter of 2019, we targeted a weighted average maturity for the Fund in a 20 to 45 day range. During the fourth quarter of 2019, we maintained a weighted average maturity for the Fund in a 37 to 50 day range, moving down to a weighted average maturity of 37 days by the end of December 2019.

Throughout the Reporting Period, we focused on U.S. government repurchase agreements, U.S. Treasuries, U.S. government agency securities, and, to a lesser extent, U.S. Treasury repurchase agreement and variable rate demand notes when and where we saw what we considered to be attractive opportunities.

2

GOLDMAN SACHS VARIABLE INSURANCE TRUST GOVERNMENT MONEY MARKET FUND

The weighted average maturity of a money market fund is a measure of its price sensitivity to changes in interest rates. Also known as effective maturity, weighted average maturity measures the weighted average of the maturity date of bonds held by the Fund taking into consideration any available maturity shortening features.

How did you manage the Fund’s weighted average life during the Reporting Period?

During the Reporting Period, we managed the weighted average life of the Fund below 120 days. The weighted average life of the Fund was 104 days as of December 31, 2019. The weighted average life of a money market fund is a measure of a money market fund’s price sensitivity to changes in liquidity and/or credit risk.

Under amendments to Rule 2a-7 under the Investment Company Act of 1940 that became effective in May 2010, the maximum allowable weighted average life of a money market fund is 120 days. While one of the goals of the SEC’s money market fund rule is to reinforce conservative investment practices across the money market fund industry, our security selection process has long emphasized conservative investment choices.

How was the Fund invested during the Reporting Period?

The Fund had investments in U.S. government repurchase agreements, U.S. Treasury securities, U.S. government agency securities, and, to a lesser extent, U.S. Treasury repurchase agreements and variable rate demand notes during the Reporting Period.

Throughout, we stayed true to our investment discipline, favoring liquidity and high quality credits over added yield. The primary focal points for our team are consistently managing interest rate risk and credit risk. We were able to navigate interest rate risk by adjusting the Fund’s weighted average maturity longer or shorter as market conditions shifted and to mitigate potential credit risk by buying high quality, creditworthy names, strategies which added to the Fund’s performance during the Reporting Period. The average weighted average maturity and weighted average life of the Fund during the Reporting Period were 30 and 100 days, respectively. Throughout the Reporting Period, we managed the Fund’s allocations to different sub-sectors of the money market depending on their relative value. We also adapted a flexible approach to our duration management and positioning so that we could take advantage of opportunities wherever they may arise.

Did you make any changes in the Fund’s portfolio during the Reporting Period?

As indicated earlier, we made adjustments to the Fund’s weighted average maturity, weighted average life and specific security type composition allocations based on then-current market conditions, our near-term view, and anticipated and actual Fed monetary policy statements. That said, there were no significant changes in the Fund’s investment exposures during the Reporting Period.

What is the Fund’s tactical view and strategy for the months ahead?

At the end of the Reporting Period, we expected global economic growth to continue given somewhat tamed uncertainty surrounding major international trade disputes and the resolution of Brexit. The Fed has stated it intends to be guided by incoming data and further trade developments, the two being linked. More broadly, we believe we were heading in 2020 into a period of central bank inaction, in large part due to the degree of global monetary easing that was delivered in 2019 and limited room for central banks to maneuver in many advanced economies. That said, we expect central banks’ monetary policies to continue to be accommodative, with the bar for interest rate hikes being raised due to subdued inflation outcomes.

Looking ahead, our strategy continues to be flexibly guided by shifting market conditions, positioning the Fund and its duration to seek to take advantage of anticipated interest rate movements or lack thereof. As always, we intend to continue to use our actively managed approach to seek the best possible return within the framework of the Fund’s investment guidelines and objectives. In addition, we will continue to manage interest, liquidity and credit risk daily.

We will, of course, continue to closely monitor economic data, Fed policy, and any shifts in the money market yield curve, as we strive to strategically navigate the interest rate environment.

3

FUND BASICS

FUND COMPOSITION†

Security Type

(Percentage of Net Assets)

†

The Fund is actively managed and, as such, its portfolio composition may differ over time. The percentage shown for each investment category reflects the value (based on amortized cost) of investments in that category as a percentage of net assets. Figures in the above chart may not sum to 100% due to the exclusion of other assets and liabilities.

For more information about your Fund, please refer to www.GSAMFUNDS.com. There, you can learn more about your Fund’s investment strategies, holdings, and performance.

4

GOLDMAN SACHS VARIABLE INSURANCE TRUST GOVERNMENT MONEY MARKET FUND

Schedule of Investments

December 31, 2019

Principal Amount	Interest Rate		Maturity Date	Amortized Cost

U.S. Government Agency Obligations – 15.6%
Federal Farm Credit Discount Notes
$300,000	1.627%		01/23/20	$299,703
300,000	1.576		01/30/20	299,621
200,000	1.642		05/18/20	198,773
Federal Home Loan Bank Discount Notes
400,000	1.717		01/03/20	399,962
3,500,000	1.568		01/27/20	3,496,057
3,400,000	1.669		01/30/20	3,395,453
3,400,000	1.678		01/30/20	3,395,426
300,000	1.750		01/30/20	299,580
1,200,000	1.571		01/31/20	1,198,435
3,000,000	1.617		02/04/20	2,995,495
1,800,000	1.617		02/05/20	1,797,218
5,600,000	1.570		02/06/20	5,591,236
2,100,000	1.576		02/07/20	2,096,611
1,300,000	1.607		02/10/20	1,297,718
2,100,000	1.622		02/10/20	2,096,278
100,000	1.580		02/11/20	99,821
2,000,000	1.600		02/11/20	1,996,367
1,000,000	1.585		02/13/20	998,113
2,200,000	1.597		02/19/20	2,195,302
2,000,000	1.580		02/20/20	1,995,625
3,900,000	1.596		02/20/20	3,891,388
2,000,000	1.601		02/20/20	1,995,569
1,400,000	1.585		02/24/20	1,396,724
700,000	1.586		02/25/20	698,332
2,600,000	1.580		02/27/20	2,593,516
5,400,000	1.591		02/27/20	5,386,448
2,900,000	1.597		02/28/20	2,892,571
4,600,000	1.597		03/03/20	4,587,602
300,000	1.582		03/06/20	299,160
4,700,000	1.607		03/09/20	4,686,018
1,400,000	1.591		03/12/20	1,395,693
1,200,000	1.589		03/18/20	1,196,009
7,800,000	1.599		03/18/20	7,773,891
1,300,000	1.614		03/23/20	1,295,321
4,500,000	1.583		03/24/20	4,483,919
6,000,000	1.620		03/25/20	5,977,782
2,100,000	1.583		04/03/20	2,091,456
3,400,000	1.614		04/08/20	3,385,376
5,300,000	1.605		04/15/20	5,275,730
5,400,000	1.590		04/17/20	5,375,042
Federal Home Loan Mortgage Corp.
500,000	1.803		01/09/20	499,803
3,000,000	1.690		03/18/20	2,989,413
4,500,000	1.604		04/17/20	4,479,001
Overseas Private Investment Corp.
500,000	–		11/17/20	501,147

TOTAL U.S. GOVERNMENT AGENCY OBLIGATIONS				$111,289,705

U.S. Treasury Obligations – 26.6%
United States Treasury Bills
100,000	1.567%		02/13/20	99,816
500,000	1.562		02/20/20	498,934
200,000	1.555		02/25/20	199,533
900,000	1.588		02/27/20	897,777
500,000	1.593		02/27/20	498,761
100,000	1.598		02/27/20	99,751
1,600,000	1.554		03/05/20	1,595,669
500,000	1.556		03/05/20	498,644
900,000	1.587		03/05/20	897,512
18,200,000	1.592		03/05/20	18,149,525
500,000	1.862		03/05/20	498,387
2,100,000	1.867		03/05/20	2,093,205
1,400,000	1.868		03/05/20	1,395,470
700,000	1.870		03/05/20	697,732
900,000	1.907		03/05/20	897,024
9,600,000	1.551		03/12/20	9,571,221
600,000	1.567		03/12/20	598,184
190,000	1.582		03/26/20	189,305
1,300,000	1.587		03/26/20	1,295,218
200,000	1.546		04/02/20	199,234
25,200,000	1.551		04/02/20	25,103,176
900,000	1.655		04/02/20	896,286
700,000	1.738		04/02/20	696,968
300,000	1.795		04/02/20	298,658
3,250,000	1.836		04/02/20	3,235,133
800,000	1.655		04/09/20	796,447
2,100,000	1.666		04/09/20	2,090,616
100,000	1.670		04/09/20	99,552
1,500,000	1.671		04/09/20	1,493,276
700,000	1.676		04/09/20	696,853
100,000	1.570		04/16/20	99,548
200,000	1.545		04/23/20	199,036
1,000,000	1.557		05/07/20	994,638
14,600,000	1.562		05/07/20	14,521,454
250,000	1.563		05/07/20	248,654
900,000	1.572		05/07/20	895,126
1,200,000	1.568		06/04/20	1,192,095
500,000	1.573		06/04/20	496,696
700,000	1.599		06/04/20	695,298
11,700,000	1.604		06/04/20	11,621,163
500,000	1.578		06/18/20	496,385
500,000	1.583		06/25/20	496,223
400,000	1.593		06/25/20	396,959
900,000	1.604		06/25/20	893,114
2,200,000	1.609		06/25/20	2,183,114
5,000,000	1.601	(a)	12/31/20	4,921,639
United States Treasury Floating Rate Note (3 Mo. U.S. T-Bill MMY + 0.04%)
3,000,000	1.569	(b)	07/31/20	2,999,872
United States Treasury Floating Rate Note (3 Mo. U.S. T-Bill MMY + 0.12%)
8,500,000	1.641	(b)	01/31/21	8,494,041
United States Treasury Floating Rate Note (3 Mo. U.S. T-Bill MMY + 0.14%)
8,075,000	1.665	(b)	04/30/21	8,067,411

The accompanying notes are an integral part of these financial statements.	5

GOLDMAN SACHS VARIABLE INSURANCE TRUST GOVERNMENT MONEY MARKET FUND

Schedule of Investments (continued)

December 31, 2019

Principal Amount	Interest Rate		Maturity Date	Amortized Cost

U.S. Treasury Obligations – (continued)
United States Treasury Floating Rate Note (3 Mo. U.S. T-Bill MMY + 0.22%)
$20,500,000	1.746	% (b)	07/31/21	$20,494,251
United States Treasury Floating Rate Note (3 Mo. U.S. T-Bill MMY + 0.30%)
2,700,000	1.826	(b)	10/31/21	2,702,693
United States Treasury Notes
2,000,000	1.375		02/29/20	1,999,269
200,000	1.125		03/31/20	199,769
1,125,000	1.375		03/31/20	1,122,749
2,700,000	2.250		03/31/20	2,701,484
1,925,000	1.125		04/30/20	1,920,229
3,400,000	1.375		04/30/20	3,396,121
6,100,000	2.375		04/30/20	6,110,149
5,450,000	3.500		05/15/20	5,478,953
1,600,000	1.375		05/31/20	1,597,136
2,000,000	1.500		05/31/20	1,997,382
1,100,000	2.500		05/31/20	1,102,824
1,700,000	1.500		06/15/20	1,697,780
1,000,000	1.625		07/31/20	1,000,000

TOTAL U.S. TREASURY OBLIGATIONS				$189,711,122

Variable Rate Obligations(b) – 15.7%
Federal Farm Credit Bank (1 Mo. LIBOR + 0.01%)
$1,800,000	1.815%		06/29/20	$1,800,000
600,000	1.864		11/05/21	600,000
Federal Farm Credit Bank (1 Mo. LIBOR + 0.1%)
1,000,000	1.885		01/06/20	1,000,000
1,100,000	1.810		09/09/21	1,100,000
Federal Farm Credit Bank (1 Mo. LIBOR + 0.9%)
500,000	1.831		01/07/20	500,000
1,100,000	1.790		12/13/21	1,099,894
Federal Farm Credit Bank (3 Mo. LIBOR – 0.07%)
700,000	1.839		07/02/21	700,000
Federal Farm Credit Bank (3 Mo. U.S. T-Bill MMY + 0.07%)
650,000	1.596		02/18/20	650,000
Federal Farm Credit Bank (3 Mo. U.S. T-Bill MMY + 0.13%)
100,000	1.656		11/12/20	100,008
Federal Farm Credit Bank (3 Mo. U.S. T-Bill MMY + 0.15%)
200,000	1.671		04/23/21	200,000
Federal Farm Credit Bank (FEDL01 + 0.1%)
540,000	1.650		12/16/20	539,948
Federal Farm Credit Bank (FEDL01 + 0.11%)
800,000	1.660		08/13/20	799,951
Federal Farm Credit Bank (FEDL01 + 0.12%)
1,900,000	1.670		04/23/21	1,900,000
Federal Farm Credit Bank (FEDL01 + 0.15%)
1,600,000	1.695		01/21/21	1,599,966
Federal Farm Credit Bank (FEDL01 + 0.2%)
2,100,000	1.750		11/29/21	2,099,964
Federal Farm Credit Bank (FEDL01 + 0.21%)
1,300,000	1.760		01/07/20	1,299,799

Variable Rate Obligations(b) – (continued)
Federal Farm Credit Bank (Prime Rate – 2.88%)
1,000,000	1.870		05/07/20	999,972
Federal Farm Credit Bank (Prime Rate – 2.90%)
600,000	1.850		01/30/20	600,000
Federal Farm Credit Bank (Prime Rate – 2.93%)
1,200,000	1.820		11/06/20	1,200,000
Federal Farm Credit Bank (Prime Rate – 2.94%)
1,500,000	1.815		10/30/20	1,500,000
800,000	1.810		02/26/21	800,000
800,000	1.810		11/08/21	800,000
Federal Farm Credit Bank (Prime Rate – 2.95%)
100,000	1.800		04/30/20	100,000
2,700,000	1.800		03/15/21	2,700,000
Federal Farm Credit Bank (Prime Rate – 2.96%)
200,000	1.790		03/13/20	199,970
2,200,000	1.790	(a)	03/29/21	2,200,000
Federal Farm Credit Bank (Prime Rate – 2.97%)
1,700,000	1.785		04/08/21	1,700,000
Federal Farm Credit Bank (Prime Rate – 2.98%)
300,000	1.770		11/12/20	299,872
1,300,000	1.775		02/26/21	1,300,000
Federal Farm Credit Bank (Prime Rate – 3.01%)
1,800,000	1.740		02/25/21	1,799,896
Federal Farm Credit Bank (SOFR + 0.12%)
800,000	1.660		03/18/21	800,000
Federal Home Loan Bank (1 Mo. LIBOR – 0.03%)
10,000,000	1.685		01/10/20	10,000,000
4,100,000	1.755		01/21/20	4,100,000
Federal Home Loan Bank (1 Mo. LIBOR – 0.07%)
2,800,000	1.650		06/08/20	2,800,000
2,800,000	1.653		06/15/20	2,800,000
Federal Home Loan Bank (1 Mo. LIBOR + 0.02%)
700,000	1.795		03/24/21	700,000
Federal Home Loan Bank (1 Mo. LIBOR + 0.04%)
700,000	1.820		06/24/21	700,000
Federal Home Loan Bank (1 Mo. LIBOR + 0.05%)
3,000,000	1.837		03/27/20	3,000,000
5,000,000	1.779		04/06/20	5,000,000
2,000,000	1.831		05/01/20	2,000,000
Federal Home Loan Bank (1 Mo. LIBOR + 0.07%)
17,800,000	1.775		10/07/20	17,800,000
Federal Home Loan Bank (3 Mo. LIBOR – 0.07%)
6,500,000	2.029		04/01/21	6,500,000
Federal Home Loan Bank (3 Mo. LIBOR – 0.08%)
3,300,000	1.828		03/19/21	3,300,000
Federal Home Loan Bank (3 Mo. LIBOR – 0.16%)
3,800,000	1.742		08/04/20	3,800,000
Federal Home Loan Bank (3 Mo. U.S. T-Bill + 0.07%)
10,700,000	1.657		01/30/20	10,700,128
Federal National Mortgage Association (SOFR + 0.16%)
750,000	1.700		01/30/20	750,000
Overseas Private Investment Corp. (3 Mo. U.S. T-Bill + 0.00%)
1,000,000	1.980		01/07/20	1,000,000
1,713,750	1.980		01/07/20	1,713,750

6	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS VARIABLE INSURANCE TRUST GOVERNMENT MONEY MARKET FUND

Principal Amount	Interest Rate		Maturity Date		Amortized Cost

Variable Rate Obligations(b) – (continued)
Overseas Private Investment Corp. (3 Mo. U.S. T-Bill + 0.00%) – (continued)
$2,444,664	1.980%		01/07/20		$2,444,664

TOTAL VARIABLE RATE OBLIGATIONS					$112,097,782

TOTAL INVESTMENTS BEFORE REPURCHASE AGREEMENTS					$413,098,609

Repurchase Agreements(c) – 46.3%
BNP Paribus
$25,000,000	1.830	% (d)	01/02/20		$25,000,000
Maturity Value: $25,116,917
Settlement Date: 10/02/19

Collateralized by Federal National Mortgage Association, 3.500%
to 6.250%, due 05/15/29 to 03/01/49, Government National
Mortgage Association, 3.000% to 4.500%, due 11/20/40 to
11/20/49, a U.S. Treasury Bond, 3.000%, due 02/15/48, a U.S.
Treasury Interest-Only Stripped Security, 0.000%, due
11/15/23, U.S. Treasury Notes, 1.125% to 1.625%, due
07/31/21 to 08/31/22 and a U.S. Treasury Principal-Only
Stripped Security, 0.000%, due 02/15/43. The aggregate market value of the collateral, including accrued interest, was
$25,688,090.

2,000,000	1.730	(d)	01/06/20		2,000,000
Maturity Value: $2,008,650
Settlement Date: 10/08/19

Collateralized by Federal Farm Credit Bank, 1.875%, due
06/02/22, Federal Home Loan Mortgage Corp., 6.500%, due
09/01/39, Federal Home Loan Mortgage Corp. Stripped
Security, 0.000%, due 03/15/28, Federal National Mortgage
Association, 4.500% to 7.500%, due 02/01/23 to 08/01/48,
Federal National Mortgage Association Stripped Security,
0.000%, due 11/15/30, Government National Mortgage
Association, 4.500% to 5.000%, due 04/15/38 to 09/20/40, a
U.S. Treasury Inflation-Indexed Note, 0.500%, due 01/15/28, a
U.S. Treasury Interest-Only Stripped Security, 0.000%, due
08/15/37 and U.S. Treasury Notes, 1.125% to 1.375%, due
08/31/20 to 07/31/21. The aggregate market value of the
collateral, including accrued interest, was $2,040,202.

2,500,000	1.630	(d)	01/07/20	(b)	2,500,000
Maturity Value: $2,507,131
Settlement Date: 12/02/19

Collateralized by Federal National Mortgage Association, 3.500%
to 4.000%, due 02/01/41 to 03/01/49, a U.S. Treasury Bond,
3.000%, due 02/15/47, a U.S. Treasury Inflation-Indexed Note,
1.125%, due 01/15/21, a U.S. Treasury Interest-Only Stripped
Security, 0.000%, due 05/15/37, U.S. Treasury Notes, 1.125%
to 2.750%, due 07/31/21 to 02/15/26 and a U.S. Treasury
Principal-Only Stripped Security, 0.000%, due 08/15/46. The
aggregate market value of the collateral, including accrued
interest, was $2,550,017.

Principal Amount	Interest Rate		Maturity Date		Amortized Cost

Repurchase Agreements(c) – (continued)
BNP Paribus – (continued)
10,000,000	1.650	(d)	01/07/20	(b)	10,000,000
Maturity Value: $10,028,417
Settlement Date: 12/18/19

Collateralized by Federal Farm Credit Bank, 3.040%, due
06/01/34, Federal Home Loan Mortgage Corp., 3.000% to
3.500%, due 03/01/45 to 09/01/49, Federal National Mortgage
Association, 3.500% to 4.500%, due 04/01/42 to 03/01/49,
Government National Mortgage Association, 3.500%, due
11/20/48, a U.S. Treasury Bond, 7.875%, due 02/15/21, U.S.
Treasury Inflation-Indexed Bonds, 1.000% to 2.375%, due
01/15/25 to 02/15/49, U.S. Treasury Interest-Only Stripped
Securities, 0.000%, due 05/15/21 to 08/15/41 and U.S. Treasury
Notes, 1.125% to 3.125%, due 08/15/20 to 08/31/23. The
aggregate market value of the collateral, including accrued
interest, was $10,209,611.

Joint Repurchase Agreement Account III
291,400,000	1.574		01/02/20		291,400,000
Maturity Value: $291,425,475

TOTAL REPURCHASE AGREEMENTS					$330,900,000

TOTAL INVESTMENTS – 104.2%					$743,998,609

LIABILITIES IN EXCESS OF OTHER ASSETS – (4.2)%					(30,103,876)

NET ASSETS – 100.0%					$713,894,733

The percentage shown for each investment category reflects the value of investments in that category as a percentage of net assets.

(a)	All or a portion represents a forward commitment.

(b)	Variable or floating rate security. Except for floating rate notes (for which final maturity is disclosed), maturity date disclosed is the next interest reset date. Interest rate disclosed is that which is in effect on December 31, 2019.

(c)	Unless noted, all repurchase agreements were entered into on December 31, 2019. Additional information on Joint Repurchase Agreement Account III appears in the Additional Investment Information section.

(d)	The instrument is subject to a demand feature.

Interest rates represent either the stated coupon rate, annualized yield on date of purchase for discounted securities, or, for floating rate securities, the current reset rate, which is based upon current interest rate indices.

Maturity dates represent either the final legal maturity date on the security, the demand date for puttable securities, the date of the next interest rate reset for variable rate securities, or the prerefunded date for those types of securities.

The accompanying notes are an integral part of these financial statements.	7

GOLDMAN SACHS VARIABLE INSURANCE TRUST GOVERNMENT MONEY MARKET FUND

Schedule of Investments (continued)

December 31, 2019

Investment Abbreviations:
FEDL01	—US Federal Funds Effective Rate
LIBOR	—London Interbank Offered Rates
MMY	—Money Market Yield
Prime	—Federal Reserve Bank Prime Loan Rate US
SOFR	—Secured Overnight Financing Rate
T-Bill	—Treasury Bill

ADDITIONAL INVESTMENT INFORMATION

JOINT REPURCHASE AGREEMENT ACCOUNT III — At December 31, 2019, the Fund had undivided interests in the Joint Repurchase Agreement Account III, with a maturity date of January 2, 2020, as follows:

Principal Amount	Maturity Value	Collateral Value
$291,400,000	$291,425,475	$300,136,406

REPURCHASE AGREEMENTS — At December 31, 2019, the Principal Amounts of the Fund’s interest in the Joint Repurchase Agreement Account III were as follows:

Counterparty	Interest Rate	Principal Amount
ABN Amro Bank N.V.	1.570%	$31,789,091
Bank of America, N.A.	1.570	26,490,909
Bank of Nova Scotia (The)	1.570	127,156,364
Wells Fargo Securities, LLC.	1.580	105,963,636

TOTAL		$291,400,000

At December 31, 2019, the Joint Repurchase Agreement Account III was fully collateralized by:

Issuer	Interest Rates	Maturity Dates
Federal Home Loan Mortgage Corp.	2.500 to 5.000%	10/01/26 to 01/01/50
Federal National Mortgage Association	2.500 to 6.500	02/01/21 to 05/01/58
Government National Mortgage Association	3.000 to 4.000	09/20/41 to 12/20/42
U.S. Treasury Bond	3.000	11/15/45

8	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS VARIABLE INSURANCE TRUST GOVERNMENT MONEY MARKET FUND

Statement of Assets and Liabilities

December 31, 2019

Assets:
Investments based on amortized cost	$413,098,609
Repurchase agreements based on amortized cost	330,900,000
Cash	38,590
Receivables:
Investments sold	1,419,242
Fund shares sold	1,395,911
Interest	571,006
Reimbursement from investment advisor	15,821
Other assets	8,867

Total assets	747,448,046

Liabilities:
Payables:
Investments purchased	30,924,049
Fund shares redeemed	2,372,643
Management fees	95,091
Distribution and Service fees and Transfer Agency fees	11,885
Accrued expenses	149,645

Total liabilities	33,553,313

Net Assets:
Paid-in capital	713,827,850
Total distributable earnings	66,883

NET ASSETS	$713,894,733

Net asset value, offering and redemption price per share	$1.00
Net Assets:
Institutional Shares	$363,782,933
Service Shares	350,111,800

Total Net Assets	$713,894,733
Shares outstanding $0.001 par value (unlimited number of shares authorized):
Institutional Shares	363,748,713
Service Shares	350,079,118

The accompanying notes are an integral part of these financial statements.	9

GOLDMAN SACHS VARIABLE INSURANCE TRUST GOVERNMENT MONEY MARKET FUND

Statement of Operations

For the Fiscal Year Ended December 31, 2019

Investment Income:

Interest	$15,804,578

Expenses:
Management fees	1,126,412
Distribution and Service fees — Service Shares	888,181
Transfer Agency fees(a)	140,802
Professional fees	81,885
Custody, accounting and administrative services	55,550
Printing and mailing fees	55,319
Shareholder Meeting Expense	18,272
Trustee fees	16,741
Other	7,763

Total expenses	2,390,925

Less — expense reductions	(191,169)

Net expenses	2,199,756

NET INVESTMENT INCOME	13,604,822

NET REALIZED GAIN FROM INVESTMENT TRANSACTIONS	327,167

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$13,931,989

(a) Institutional and Service Shares incurred Transfer Agency fees of $69,747 and $71,055, respectively.

10	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS VARIABLE INSURANCE TRUST GOVERNMENT MONEY MARKET FUND

Statements of Changes in Net Assets

	For the Fiscal Year Ended December 31, 2019	For the Fiscal Year Ended December 31, 2018

From operations:
Net investment income	$13,604,822	$10,023,268
Net realized gain (loss) from investment transactions	327,167	(46,644)

Net increase in net assets resulting from operations	13,931,989	9,976,624

Distributions to shareholders:
From distributable earnings:
Institutional Shares	(7,303,914)	(4,862,159)
Service Shares	(6,545,777)	(5,123,116)

Total distributions to shareholders	(13,849,691)	(9,985,275)

From share transactions (at $1.00 per share):
Proceeds from sales of shares	736,413,904	791,066,132
Reinvestment of distributions	13,849,691	9,982,588
Cost of shares redeemed	(816,550,622)	(677,694,987)

Net increase (decrease) in net assets resulting from share transactions	(66,287,027)	123,353,733

TOTAL INCREASE (DECREASE)	(66,204,729)	123,345,082

Net assets:

Beginning of year	780,099,462	656,754,380

End of year	$713,894,733	$780,099,462

The accompanying notes are an integral part of these financial statements.	11

GOLDMAN SACHS VARIABLE INSURANCE TRUST GOVERNMENT MONEY MARKET FUND

Financial Highlights

Selected Data for a Share Outstanding Throughout Each Year

	Goldman Sachs Government Money Market Fund
	Institutional Shares
	Year Ended December 31,
	2019	2018	2017	2016	2015

Per Share Data:

Net asset value, beginning of year	$1.00	$1.00	$1.00	$1.00	$1.00

Net investment income(a)	0.021	0.017	0.008	0.003	— (b)

Distributions to shareholders from net investment income(c)	(0.021)	(0.017)	(0.008)	(0.003)	— (b)

Net asset value, end of year	$1.00	$1.00	$1.00	$1.00	$1.00

Total return(d)	2.11%	1.74%	0.76%	0.29%	0.02%

Net assets, end of year (in 000’s)	$363,783	$411,447	$302,507	$206,987	$1,143

Ratio of net expenses to average net assets	0.18%	0.18%	0.18%	0.19%	0.23%

Ratio of total expenses to average net assets	0.21%	0.23%	0.27%	0.30%	0.31%

Ratio of net investment income to average net assets	2.06%	1.73%	0.76%	0.31%	0.03%

(a)	Calculated based on the average shares outstanding methodology.
(b)	Amount is less than $0.0005 per share.
(c)	Distributions may not coincide with the current year net investment income or net realized gains as distributions may be paid from current or prior year earnings.
(d)	Assumes reinvestment of all distributions.

12	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS VARIABLE INSURANCE TRUST GOVERNMENT MONEY MARKET FUND

Financial Highlights (continued)

Selected Data for a Share Outstanding Throughout Each Year

	Goldman Sachs Government Money Market Fund
	Service Shares
	Year Ended December 31,
	2019	2018	2017	2016	2015

Per Share Data:

Net asset value, beginning of year	$1.00	$1.00	$1.00	$1.00	$1.00

Net investment income(a)	0.018	0.015	0.005	— (b)	— (b)

Distributions to shareholders from net investment income(c)	(0.018)	(0.015)	(0.005)	— (b)	— (b)

Net asset value, end of year	$1.00	$1.00	$1.00	$1.00	$1.00

Total return(d)	1.86%	1.48%	0.51%	0.04%	0.01%

Net assets, end of year (in 000’s)	$350,112	$368,652	$354,248	$375,580	$328,202

Ratio of net expenses to average net assets	0.43%	0.43%	0.43%	0.44%	0.26%

Ratio of total expenses to average net assets	0.46%	0.48%	0.52%	0.55%	0.56%

Ratio of net investment income to average net assets	1.81%	1.48%	0.51%	0.03%	0.01%

(a)	Calculated based on the average shares outstanding methodology.
(b)	Amount is less than $0.0005 per share.
(c)	Distributions may not coincide with the current year net investment income or net realized gains as distributions may be paid from current or prior year earnings.
(d)	Assumes reinvestment of all distributions.

The accompanying notes are an integral part of these financial statements.	13

GOLDMAN SACHS VARIABLE INSURANCE TRUST GOVERNMENT MONEY MARKET FUND

Notes to Financial Statements

December 31, 2019

1.    ORGANIZATION

Goldman Sachs Variable Insurance Trust (the “Trust” or “VIT”) is a Delaware statutory trust registered under the Investment Company Act of 1940, as amended (the “Act”), as an open-end management investment company. The Trust includes the Goldman Sachs Government Money Market Fund (the “Fund”). The Fund is a diversified portfolio under the Act offering two classes of shares — Institutional and Service Shares. Shares of the Trust are offered to separate accounts of participating life insurance companies for the purpose of funding variable annuity contracts and variable life insurance policies.

Goldman Sachs Asset Management, L.P. (“GSAM”), an affiliate of Goldman Sachs & Co. LLC (“Goldman Sachs”), serves as investment adviser to the Fund pursuant to a management agreement (the “Agreement”) with the Trust.

2.    SIGNIFICANT ACCOUNTING POLICIES

The financial statements have been prepared in accordance with accounting principles generally accepted in the United States of America (“GAAP”) and require management to make estimates and assumptions that may affect the reported amounts and disclosures. Actual results may differ from those estimates and assumptions. The Fund is an investment company under GAAP and follows the accounting and reporting guidance applicable to investment companies.

A.  Investment Valuation — The investment valuation policy of the Fund is to use the amortized-cost method permitted by Rule 2a-7 under the Act for valuing portfolio securities. The amortized-cost method of valuation involves valuing a security at its cost and thereafter applying a constant accretion or amortization to maturity of any discount or premium. Normally, a security’s amortized cost will approximate its market value. Under procedures and tolerances approved by the Board of Trustees (“Trustees”), GSAM evaluates daily the difference between the Fund’s net asset value (“NAV”) per share using the amortized costs of its portfolio securities and the Fund’s NAV per share using market-based values of its portfolio securities. The market-based value of a portfolio security is determined, where readily available, on the basis of market quotations provided by pricing services or securities dealers, or, where accurate market quotations are not readily available, on the basis of the security’s fair value as determined in accordance with Valuation Procedures approved by the Trustees. The pricing services may use valuation models or matrix pricing, which may consider (among other things): (i) yield or price with respect to debt securities that are considered comparable in characteristics such as rating, interest rate and maturity date or (ii) quotations from securities dealers to determine current value.

B.  Investment Income and Investments — Interest income is accrued daily and adjusted for amortization of premiums and accretion of discounts. Investment transactions are reflected on trade date. Realized gains and losses are calculated using identified cost.

C.  Class Allocations and Expenses — Investment income, realized and unrealized gain (loss), if any, and non-class specific expenses of the Fund are allocated daily based upon the proportion of net assets of each class. Class specific expenses, where applicable, are borne by the respective share classes and include Distribution and Service and Transfer Agency fees. Non-class specific expenses directly incurred by the Fund are charged to the Fund, while such expenses incurred by the Trust are allocated across the Fund on a straight-line and/or pro-rata basis depending upon the nature of the expenses.

D.  Federal Taxes and Distributions to Shareholders — It is the Fund’s policy to comply with the requirements of the

Internal Revenue Code of 1986, as amended (the “Code”), applicable to regulated investment companies (mutual funds) and to distribute each year substantially all of its investment company taxable and tax-exempt income and capital gains to its shareholders. Accordingly, the Fund is not required to make any provisions for the payment of federal income tax. Distributions to shareholders are declared and recorded daily and paid monthly by the Fund and may include short-term capital gains. Long-term capital gain distributions, if any, are declared and paid annually. The Fund may defer or accelerate the timing of the distributions of short-term capital gains (or any portion thereof).

The characterization of distributions to shareholders for financial reporting purposes is determined in accordance with federal income tax rules, which may differ from GAAP. The source of the Fund’s distributions may be shown in the accompanying financial statements as either from distributable earnings or capital. Certain components of the Fund’s net assets on the Statement of Assets and Liabilities reflect permanent GAAP/tax differences based on the appropriate tax character.

GOLDMAN SACHS VARIABLE INSURANCE TRUST GOVERNMENT MONEY MARKET FUND

2.    SIGNIFICANT ACCOUNTING POLICIES (continued)

The tax character of distributions paid during the fiscal years ended December 31, 2019 and December 31, 2018 were as follows:

	2019	2018
Distributions paid from:
Ordinary income	$13,849,636	$9,985,275
Net long-term capital gains	55	—

Total taxable distributions	$13,849,691	$9,985,275

As of December 31, 2019, the components of accumulated earnings on a tax basis were as follows:

Undistributed (Distributions in excess of) ordinary income — net	$66,926
Unrealized gains (losses) — net	(43)
Total accumulated earnings (losses) — net	$66,883

During the fiscal year ended December 31, 2019, the Fund utilized $43,959 in capital loss carryforwards from prior years.

The amortized cost for the Fund stated in the accompanying Statement of Assets and Liabilities also represents aggregate cost for U.S. federal income tax purposes.

The difference between GAAP-basis and tax basis unrealized gains (losses) is attributable primarily to wash sales.

GSAM has reviewed the Fund’s tax positions for all open tax years (the current and prior three years, as applicable) and has concluded that no provision for income tax is required in the Fund’s financial statements. Such open tax years remain subject to examination and adjustment by tax authorities.

E.  Forward Commitments — A forward commitment involves entering into a contract to purchase or sell securities, typically on an extended settlement basis, for a fixed price at a future date. The purchase of securities on a forward commitment basis involves a risk of loss if the value of the security to be purchased declines before the settlement date. Conversely, the sale of securities on a forward commitment basis involves the risk that the value of the securities sold may increase before the settlement date. Although the Fund will generally purchase securities on a forward commitment basis with the intention of acquiring the securities for its portfolio, the Fund may dispose of forward commitments prior to settlement which may result in a realized gain or loss.

F.  Repurchase Agreements — Repurchase agreements involve the purchase of securities subject to the seller’s agreement to repurchase the securities at a mutually agreed upon date and price, under the terms of a Master Repurchase Agreement (“MRA”). During the term of a repurchase agreement, the value of the underlying securities held as collateral on behalf of a Fund, including accrued interest, is required to exceed the value of the repurchase agreement, including accrued interest. The gross value of repurchase agreements is included in the Statement of Assets and Liabilities for financial reporting purposes. The underlying securities for all repurchase agreements are held at the Fund’s custodian or designated sub-custodians under tri-party repurchase agreements.

An MRA governs transactions between the Fund and select counterparties. An MRA contains provisions for, among other things, initiation of the transaction, income payments, events of default, and maintenance of securities for repurchase agreements. An MRA also permits offsetting with collateral to create one single net payment in the event of default or similar events, including the bankruptcy or insolvency of a counterparty.

If the seller defaults, the Fund could suffer a loss to the extent that the proceeds from the sale of the underlying securities and other collateral held by the Fund are less than the repurchase price and the Fund’s costs associated with delay and enforcement of the repurchase agreement. In addition, in the event of default or insolvency of the seller, a court could determine that a Fund’s interest in the collateral is not enforceable, resulting in additional losses to the Fund.

Pursuant to exemptive relief granted by the Securities and Exchange Commission (“SEC”) and terms and conditions contained therein, the Fund, together with other funds of the Trust and registered investment companies having management agreements with

GOLDMAN SACHS VARIABLE INSURANCE TRUST GOVERNMENT MONEY MARKET FUND

Notes to Financial Statements (continued)

December 31, 2019

2.    SIGNIFICANT ACCOUNTING POLICIES (continued)

GSAM or its affiliates, may transfer uninvested cash into joint accounts, the daily aggregate balance of which is invested in one or more repurchase agreements. Under these joint accounts, the Fund maintains pro-rata credit exposure to the underlying repurchase agreements’ counterparties. With the exception of certain transaction fees, the Fund is not subject to any expenses in relation to these investments.

3.    INVESTMENTS AND FAIR VALUE MEASUREMENTS

U.S. GAAP defines the fair value of a financial instrument as the amount that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date (i.e., the exit price); the Fund’s policy is to use the market approach. GAAP establishes a fair value hierarchy that prioritizes the inputs to valuation techniques used to measure fair value. The hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements). The levels used for classifying investments are not necessarily an indication of the risk associated with investing in these investments. The three levels of the fair value hierarchy are described below:

Level 1 — Unadjusted quoted prices in active markets that are accessible at the measurement date for identical, unrestricted assets or liabilities;

Level 2 — Quoted prices in markets that are not active or financial instruments for which significant inputs are observable (including, but not limited to, quoted prices for similar investments, interest rates, foreign exchange rates, volatility and credit spreads), either directly or indirectly;

Level 3 — Prices or valuations that require significant unobservable inputs (including GSAM’s assumptions in determining fair value measurement).

The Trustees have approved Valuation Procedures that govern the valuation of the portfolio investments held by the Fund, including investments for which market quotations are not readily available. The Trustees have delegated to GSAM day-to-day responsibility for implementing and maintaining internal controls and procedures related to the valuation (including both the amortized cost and market-based methods of valuation) of the Fund’s investments. To assess the continuing appropriateness of pricing sources and methodologies related to the market-based method of valuation, GSAM regularly performs price verification procedures and issues challenges as necessary to third party pricing vendors or brokers, and any differences are reviewed in accordance with the Valuation Procedures.

As of December 31, 2019, all investments and repurchase agreements are classified as Level 2 of the fair value hierarchy. Please refer to the Schedule of Investments for further detail.

4.    AGREEMENTS AND AFFILIATED TRANSACTIONS

A.  Management Agreement — Under the Agreement, GSAM manages the Fund, subject to the general supervision of the Trustees.

As compensation for the services rendered pursuant to the Agreement, the assumption of the expenses related thereto and administration of the Fund’s business affairs, including providing facilities, GSAM is entitled to a management fee, accrued daily and paid monthly, equal to an annual percentage rate of the Fund’s average daily net assets.

B.  Distribution and Service (12b-1) Plan — The Trust, on behalf of the Service Shares of the Fund, has adopted a Distribution and Service Plan subject to Rule 12b-1 under the Act. Under the Distribution and Service Plan, Goldman Sachs, which serves as distributor (the “Distributor”), is entitled to a fee accrued daily and paid monthly, for distribution services and personal and account maintenance services, which may then be paid by Goldman Sachs to authorized dealers, equal to, on an annual basis, 0.25% of the Fund’s average daily net assets attributable to Service Shares.

GOLDMAN SACHS VARIABLE INSURANCE TRUST GOVERNMENT MONEY MARKET FUND

4.    AGREEMENTS AND AFFILIATED TRANSACTIONS (continued)

C.  Transfer Agency Agreement — Goldman Sachs also serves as the transfer agent of the Fund for a fee pursuant to a Transfer Agency Agreement. The fee charged for such transfer agency services is accrued daily and paid monthly at an annual rate of 0.02% of the Fund’s average daily net assets of Institutional and Service Shares.

D.  Other Expense Agreements — GSAM has agreed to limit certain “Other Expenses” of the Fund (excluding transfer agency fees and expenses, taxes, interest, brokerage fees, expenses of shareholder meetings, litigation and indemnification, and extraordinary expenses) to the extent that such expenses exceed, on an annual basis, 0.004% of the average daily net assets of the Fund. Such Other Expense reimbursements, if any, are accrued daily and paid monthly. In addition, the Fund is not obligated to reimburse GSAM for prior fiscal year expense reimbursements, if any. This Other Expense limitation will remain in place through at least April 30, 2020, and prior to such date GSAM may not terminate the arrangement without the approval of the Trustees. In addition, the Fund has entered into certain offset arrangements with the custodian and the transfer agent, which may result in a reduction of the Fund’s expenses and are received irrespective of the application of the “Other Expense” limitation described above. For the year ended December 31, 2019, these expense reductions, including any fee waiver and Other Expense reimbursements, were as follows:

Custody Fee Credits	Other Expense Reimbursements	Total Expense Reductions

$2,061	$189,108	$191,169

E.  Contractual and Net Fund Expenses — The investment adviser may contractually agree to waive or reimburse certain fees and expenses until a specified date. The investment adviser may also voluntarily waive certain fees and expenses, and such voluntary waivers may be discontinued or modified at any time without notice. The following table outlines such fees (net of waivers) and Other Expenses (net of reimbursements and custodian and transfer agency fee credit reductions) in order to determine the Fund’s net annualized expenses for the fiscal year. The Fund is not obligated to reimburse Goldman Sachs for prior fiscal year fee waivers, if any.

	Institutional Shares		Service Shares
Fee/Expense Type	Contractual rate, if any	Ratio of net expenses to average net assets for the fiscal year ended December 31, 2019	Contractual rate, if any	Ratio of net expenses to average net assets for the fiscal year ended December 31, 2019
Management Fee	0.16%	0.16%	0.16%	0.16%
Distribution and Service Fees	N/A	N/A	0.25	0.25
Transfer Agency Fees	0.02	0.02	0.02	0.02
Other Expenses	—	0.00 (a)	—	0.00 (a)
Net Expenses		0.18%		0.43%

(a)	Amount includes non-recurring shareholder meeting expense.
N/A	— Fees not applicable to respective share class.

F.  Other Transactions with Affiliates — The Fund may purchase securities from, or sell securities to, an affiliated fund provided the affiliation is solely due to having a common investment adviser, common officers, or common Trustees. For the fiscal year ended December 31, 2019, the sales at cost with an affiliated fund in compliance with Rule 17a-7 under the Act were $37,366,382.

G.  Line of Credit Facility — As of December 31, 2019, the Fund participated in a $580,000,000 committed, unsecured revolving line of credit facility (the “facility”) together with other funds of the Trust and registered investment companies having management agreements with GSAM or its affiliates. This facility is to be used for temporary emergency purposes, or to allow for an orderly liquidation of securities to meet redemption requests. The interest rate on borrowings is based on the federal funds rate. The facility also requires a fee to be paid by the Fund based on the amount of the commitment that has not been utilized. For the

17

GOLDMAN SACHS VARIABLE INSURANCE TRUST GOVERNMENT MONEY MARKET FUND

Notes to Financial Statements (continued)

December 31, 2019

4.    AGREEMENTS AND AFFILIATED TRANSACTIONS (continued)

fiscal year ended December 31, 2019, the Fund did not have any borrowings under the facility. Prior to April 30, 2019 the facility was $770,000,000.

5.    OTHER RISKS

The Fund’s risks include, but are not limited to, the following:

Floating and Variable Rate Obligations Risk — For floating and variable rate obligations, there may be a lag between an actual change in the underlying interest rate benchmark and the reset time for an interest payment of such an obligation, which could harm or benefit a Fund, depending on the interest rate environment or other circumstances.

Certain floating and variable rate obligations have an interest rate floor feature, which prevents the interest rate payable by the security from dropping below a specified level as compared to a reference interest rate (the “reference rate”), such as LIBOR. In 2017, the United Kingdom’s Financial Conduct Authority (“FCA”) warned that LIBOR may cease to be available or appropriate for use by 2021. The unavailability or replacement of LIBOR may affect the value, liquidity or return on certain Fund investments and may result in costs incurred in connection with closing out positions and entering into new trades. Any pricing adjustments to a Fund’s investments resulting from a substitute reference rate may also adversely affect a Fund’s performance and/or NAV.

Large Shareholder Transactions Risk — The Fund may experience adverse effects when certain large shareholders, such as other funds, participating insurance companies, accounts and Goldman Sachs affiliates, purchase or redeem large amounts of shares of the Fund. Such large shareholder redemptions, which may occur rapidly or unexpectedly, may cause the Fund to sell portfolio securities at times when it would not otherwise do so, which may negatively impact the Fund’s NAV and liquidity. Similarly, large Fund share purchases may adversely affect the Fund’s performance to the extent that the Fund is delayed in investing new cash or otherwise maintain a larger cash position than it ordinarily would. These transactions may also increase transaction costs. In addition, a large redemption could result in the Fund’s current expenses being allocated over a smaller asset base, leading to an increase in the Fund’s expense ratio.

Interest Rate Risk — When interest rates increase, the Fund’s yield will tend to be lower than prevailing market rates, and the market value of its securities or instruments may also be adversely affected. A low interest rate environment poses additional risks to the Fund, because low yields on the Fund’s portfolio holdings may have an adverse impact on the Fund’s ability to provide a positive yield to its shareholders, pay expenses out of Fund assets, or, at times, maintain a stable $1.00 share price. The risks associated with changing interest rates may have unpredictable effects on the markets and the Fund’s investments. Fluctuations in interest rates may also affect the liquidity of fixed income securities and instruments held by the Fund.

Market and Credit Risks — In the normal course of business, the Fund trades financial instruments and enters into financial transactions where risk of potential loss exists due to changes in the market (market risk). Additionally, the Fund may also be exposed to credit risk in the event that an issuer or guarantor fails to perform or that an institution or entity with which the Fund has unsettled or open transactions defaults.

6.    INDEMNIFICATIONS

Under the Trust’s organizational documents, its Trustees, officers, employees and agents are indemnified, to the extent permitted by the Act and state law, against certain liabilities that may arise out of performance of their duties to the Fund. Additionally, in the course of business, the Fund enters into contracts that contain a variety of indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred. However, GSAM believes the risk of loss under these arrangements to be remote.

18

GOLDMAN SACHS VARIABLE INSURANCE TRUST GOVERNMENT MONEY MARKET FUND

7.    OTHER MATTERS

On November 5, 2019, a definitive proxy statement (“proxy”) was filed with the SEC to elect certain Trustees to the Trust. The Funds will bear their respective share of the proxy, shareholder meeting and other related costs and GSAM has agreed to reimburse each Fund to the extent such expenses exceed a specified percentage of the Fund’s net assets.

8.    SUBSEQUENT EVENTS

Subsequent events after the Statement of Assets and Liabilities date have been evaluated and GSAM has concluded that there is no impact requiring adjustment or disclosure in the financial statements.

9.    SUMMARY OF SHARE TRANSACTIONS

Share activity is as follows:

	For the Fiscal Year Ended December 31, 2019	For the Fiscal Year Ended December 31, 2018
Institutional Shares*
Shares sold	559,032,693	576,263,982
Reinvestment of distributions	7,303,819	4,859,363
Shares redeemed	(614,043,249)	(472,178,302)
	(47,706,737)	108,945,043
Service Shares*
Shares sold	177,381,211	214,802,150
Reinvestment of distributions	6,545,872	5,123,225
Shares redeemed	(202,507,373)	(205,516,685)
	(18,580,290)	14,408,690

NET INCREASE (DECREASE) IN SHARES	(66,287,027)	123,353,733

*	Valued at $1.00 per share.

19

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of Goldman Sachs Variable Insurance Trust and Shareholders of Goldman Sachs Government Money Market Fund

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Goldman Sachs Government Money Market Fund (one of the funds constituting Goldman Sachs Variable Insurance Trust, referred to hereafter as the “Fund”) as of December 31, 2019, the related statement of operations for the year ended December 31, 2019, the statements of changes in net assets for each of the two years in the period ended December 31, 2019, including the related notes, and the financial highlights for each of the periods indicated therein (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of December 31, 2019, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended December 31, 2019 and the financial highlights for each of the periods indicated therein in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of December 31, 2019 by correspondence with the custodian, transfer agent and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Boston, Massachusetts

February 14, 2020

We have served as the auditor of one or more investment companies in the Goldman Sachs fund complex since 2000.

20

GOLDMAN SACHS VARIABLE INSURANCE TRUST GOVERNMENT MONEY MARKET FUND

Voting Results of Special Meeting of Shareholders (Unaudited)

A Special Meeting (the “Meeting”) of the Goldman Sachs Variable Insurance Trust (“VIT”) was held on January 23, 2020 to consider and act upon the proposal below. The Fund will amortize its respective share of the proxy, shareholder meeting and other related costs and GSAM has agreed to reimburse the Fund to the extent such expenses exceed a specified percentage of the Fund’s net assets.

At the Meeting, Dwight L. Bush, Kathryn A. Cassidy, Joaquin Delgado and Gregory G. Weaver were elected to the Trust’s Board of Trustees. In electing the trustees, the Trust’s shareholders voted as follows:

Proposal 1. Election of Trustees	For	Against	Withheld	Broker Non-Votes

Dwight L. Bush	745,493,677.130	0	17,848,840.639	0

Kathryn A. Cassidy	746,559,784.810	0	16,782,732.959	0

Joaquin Delgado	744,593,456.532	0	18,749,061.237	0

Gregory G. Weaver	746,707,039.321	0	16,635,478.448	0

21

GOLDMAN SACHS VARIABLE INSURANCE TRUST GOVERNMENT MONEY MARKET FUND

Fund Expenses — Six Month Period Ended December 31, 2019 (Unaudited)

As a shareholder of Institutional Shares and Service Shares of the Fund, you incur ongoing costs, including management fees; distribution and service (12b-1) fees (with respect to Service Shares); and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from July 1, 2019 through December 31, 2019, which represents a period of 184 days of a 365 day year.

Actual Expenses — The first line in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000=8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes — The second line in the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual net expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges, redemption fees, or exchange fees. Therefore, the second line of the table is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Share Class	Beginning Account Value 7/1/19	Ending Account Value 12/31/19		Expenses Paid for the 6 Months Ended 12/31/19*
Institutional Shares

Actual	$1,000.00	$1,009.49		$0.96
Hypothetical 5% return	$1,000.00	$1,024.25	+	$0.97
Service Shares

Actual	$1,000.00	$1,008.22		$2.23
Hypothetical 5% return	$1,000.00	$1,022.99	+	$2.24

+	Hypothetical expenses are based on the Fund’s actual annualized net expense ratio and an assumed rate of return of 5% per year before expenses.

*

Expenses are calculated using the Fund’s annualized net expense ratio for each class, which represents the ongoing expenses as a percentage of net assets for the six months ended December 31, 2019. Expenses are calculated by multiplying the annualized net expense ratio by the average account value for the period; then multiplying the result by the number of days in the most recent fiscal half year (or, since inception, if shorter); and then dividing that result by the number of days in the period. The annualized net expense ratios for the period were 0.19% and 0.44% for Institutional Shares and Service Shares, respectively.

22

GOLDMAN SACHS VARIABLE INSURANCE TRUST GOVERNMENT MONEY MARKET FUND

Trustees and Officers (Unaudited)

Independent Trustees

Name, Address and Age[1]	Position(s) Held with the Trust	Term of Office and Length of Time Served[2]	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee[3]	Other Directorships Held by Trustee[4]
Jessica Palmer Age: 70	Chair of the Board of Trustees	Since 2018 (Trustee since 2007)	Ms. Palmer is retired. She was formerly Consultant, Citigroup Human Resources Department (2007-2008); Managing Director, Citigroup Corporate and Investment Banking (previously, Salomon Smith Barney/ Salomon Brothers) (1984-2006). Ms. Palmer was a Member of the Board of Trustees of Indian Mountain School (private elementary and secondary school) (2004-2009). Chair of the Board of Trustees — Goldman Sachs Trust and Goldman Sachs Variable Insurance Trust.	102	None
Kathryn A. Cassidy Age: 65	Trustee	Since 2015	Ms. Cassidy is retired. Formerly, she was Advisor to the Chairman (May 2014-December 2014); and Senior Vice President and Treasurer (2008-2014), General Electric Company & General Electric Capital Corporation (technology and financial services companies). Trustee — Goldman Sachs Trust and Goldman Sachs Variable Insurance Trust.	102	None
Diana M. Daniels Age: 70	Trustee	Since 2007	Ms. Daniels is retired. Formerly, she was Vice President, General Counsel and Secretary, The Washington Post Company (1991-2006). Ms. Daniels is a Trustee Emeritus and serves as a Presidential Councillor of Cornell University (2013-Present); former Member of the Legal Advisory Board, New York Stock Exchange (2003- 2006) and of the Corporate Advisory Board, Standish Mellon Management Advisors (2006- 2007). Trustee — Goldman Sachs Trust and Goldman Sachs Variable Insurance Trust.	102	None
Roy W. Templin Age: 59	Trustee	Since 2013

Mr. Templin is retired. He is Director, Armstrong World Industries, Inc. (a designer and manufacturer of ceiling, wall and suspension system solutions) (2016-Present); and was formerly Chairman of the Board of Directors,

Con-Way Incorporated (a transportation, logistics and supply chain management service company) (2014-2015); Executive Vice President and Chief Financial Officer, Whirlpool Corporation (an appliance manufacturer and marketer) (2004- 2012). Previously, Mr. Templin served as an Advisory Board Member of Goldman Sachs Trust and Goldman Sachs Variable Insurance Trust (June 2013-October 2013).

Trustee — Goldman Sachs Trust and Goldman Sachs Variable Insurance Trust.

				102	Armstrong World Industries, Inc. (a ceiling, wall and suspension systems solutions manufacturer)
Gregory G. Weaver Age: 68	Trustee	Since 2015	Mr. Weaver is retired. He is Director, Verizon Communications Inc. (2015-Present); and was formerly Chairman and Chief Executive Officer, Deloitte & Touche LLP (a professional services firm) (2001-2005 and 2012-2014); and Member of the Board of Directors, Deloitte & Touche LLP (2006-2012). Trustee — Goldman Sachs Trust and Goldman Sachs Variable Insurance Trust.	102	Verizon Communications Inc.

23

GOLDMAN SACHS VARIABLE INSURANCE TRUST GOVERNMENT MONEY MARKET FUND

Trustees and Officers (Unaudited) (continued)

Interested Trustee*

Name, Address and Age[1]	Position(s) Held with the Trust	Term of Office and Length of Time Served[2]	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee[3]	Other Directorships Held by Trustee[4]
James A. McNamara Age: 57	President and Trustee	Since 2007

Advisory Director, Goldman Sachs (January 2018 — Present); Managing Director, Goldman Sachs (January 2000-December 2017); Director of Institutional Fund Sales, GSAM (April 1998- December 2000); and Senior Vice President and Manager, Dreyfus Institutional Service Corporation (January 1993-April 1998).

President and Trustee — Goldman Sachs Trust; Goldman Sachs Variable Insurance Trust; Goldman Sachs Trust II; Goldman Sachs MLP Income Opportunities Fund; Goldman Sachs MLP and Energy Renaissance Fund; Goldman Sachs ETF Trust; Goldman Sachs Credit Income Fund; and Goldman Sachs Real Estate Diversified Income Fund.

				165	None

Advisory Board Members

Name, Address, Age[1]	Position(s) Held with the Trust	Term of Office and Length of Time Served[2]	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Advisory Board Member[3]	Other Directorships Held by Advisory Board Member[4]
Dwight L. Bush Age: 62	Advisory Board Member	Since 2019	Ambassador Bush is President and CEO of D.L. Bush & Associates (a financial advisory and private investment firm) (2002–2014 and 2017–present); and was formerly U.S. Ambassador to the Kingdom of Morocco (2014–2017) and a Member of the Board of Directors of Santander Bank, N.A. (2018–2019). Advisory Board Member — Goldman Sachs Trust and Goldman Sachs Variable Insurance Trust.	102	None
Joaquin Delgado Age: 59	Advisory Board Member	Since 2019	Dr. Delgado is retired. He is Director, Hexion Inc. (a specialty chemical manufacturer) (2019–present); and Director, Stepan Company (a specialty chemical manufacturer) (2011–present); and was formerly Executive Vice President, Consumer Business Group of 3M Company (July 2016–July 2019); and Executive Vice President, Health Care Business Group of 3M Company (October 2012–July 2016). Advisory Board Member — Goldman Sachs Trust and Goldman Sachs Variable Insurance Trust.	102	Stepan Company (a specialty chemical manufacturer)

*

Mr. McNamara is considered to be an “Interested Trustee” because he holds positions with Goldman Sachs and owns securities issued by The Goldman Sachs Group, Inc. Mr. McNamara holds comparable positions with certain other companies of which Goldman Sachs, GSAM or an affiliate thereof is the investment adviser, administrator and/or distributor.

[1]

Each Trustee and Advisory Board Member may be contacted by writing to the Trustee or Advisory Board Member, c/o Goldman Sachs, 200 West Street, New York, New York, 10282, Attn: Caroline Kraus. Information is provided as of December 31, 2019.

[2]

Subject to such policies as may be adopted by the Board from time-to-time, each Trustee holds office for an indefinite term, until the earliest of: (a) the election of his or her successor; (b) the date the Trustee resigns or is removed by the Board or shareholders, in accordance with the Trust’s Declaration of Trust; or (c) the termination of the Trust. The Board has adopted policies which provide that (a) no Trustee shall hold office for more than 15 years and (b) a Trustee shall retire as of December 31st of the calendar year in which he or she reaches his or her 74th birthday, unless a waiver of such requirement shall have been adopted by a majority of the other Trustees. These policies may be changed by the Trustees without shareholder vote.

[3]

The Goldman Sachs Fund Complex includes certain other companies listed above for each respective Trustee. As of December 31, 2019, Goldman Sachs Trust consisted of 89 portfolios; Goldman Sachs Variable Insurance Trust consisted of 13 portfolios; Goldman Sachs Trust II consisted of 19 portfolios (17 of which offered shares to the public); Goldman Sachs MLP Income Opportunities Fund, Goldman Sachs MLP and Energy Renaissance Fund, Goldman Sachs Credit Income Fund and Goldman Sachs Real Estate Diversified Income Fund each consisted of one portfolio; and Goldman Sachs ETF Trust consisted of 40 portfolios (21 of which offered shares to the public).

[4]

This column includes only directorships of companies required to report to the Securities and Exchange Commission under the Securities Exchange Act of 1934 (i.e., “public companies”) or other investment companies registered under the Act.

Additional information about the Trustees is available in the Fund’s Statement of Additional Information, which can be obtained from Goldman Sachs free of charge by calling this toll-free number (in the United States of America): 1-800-526-7384. Additional information about the Advisory Board Members will be available in the Fund’s Statement of Additional Information dated April 30, 2020, which will be available from Goldman Sachs free of charge by calling this toll-free number (in the United States of America): 1-800-526-7384.

24

GOLDMAN SACHS VARIABLE INSURANCE TRUST GOVERNMENT MONEY MARKET FUND

Trustees and Officers (Unaudited) (continued)

Officers of the Trust*

Name, Address and Age[1]	Position(s) Held with the Trust	Term of Office and Length of Time Served[2]	Principal Occupation(s) During Past 5 Years
James A. McNamara 200 West Street New York, NY 10282 Age: 57	Trustee and President	Since 2007

Advisory Director, Goldman Sachs (January 2018-Present); Managing Director, Goldman Sachs (January 2000-December 2017); Director of Institutional Fund Sales, GSAM (April 1998- December 2000); and Senior Vice President and Manager, Dreyfus Institutional Service Corporation (January 1993-April 1998).

President and Trustee—Goldman Sachs Trust; Goldman Sachs Variable Insurance Trust; Goldman Sachs Trust II; Goldman Sachs MLP Income Opportunities Fund; Goldman Sachs MLP and Energy Renaissance Fund; Goldman Sachs ETF Trust; Goldman Sachs Credit Income Fund; and Goldman Sachs Real Estate Diversified Income Fund.

Caroline L. Kraus 200 West Street New York, NY 10282 Age: 42	Secretary	Since 2012

Managing Director, Goldman Sachs (January 2016-Present); Vice President, Goldman Sachs (August 2006-December 2015); Associate General Counsel, Goldman Sachs (2012-Present); Assistant General Counsel, Goldman Sachs (August 2006-December 2011); and Associate, Weil, Gotshal & Manges, LLP (2002-2006).

Secretary — Goldman Sachs Trust (previously Assistant Secretary (2012)); Goldman Sachs Variable Insurance Trust (previously Assistant Secretary (2012)); Goldman Sachs Trust II; Goldman Sachs BDC, Inc.; Goldman Sachs Private Middle Market Credit LLC; Goldman Sachs Private Middle Market Credit II LLC; Goldman Sachs Middle Market Lending Corp.; Goldman Sachs MLP Income Opportunities Fund; Goldman Sachs MLP and Energy Renaissance Fund; Goldman Sachs ETF Trust; Goldman Sachs Credit Income Fund; and Goldman Sachs Real Estate Diversified Income Fund.

Joseph F. DiMaria 30 Hudson Street Jersey City, NJ 07302 Age: 51	Treasurer, Principal Financial Officer and Principal Accounting Officer	Since 2017 (Treasurer and Principal Financial Officer since 2019)

Managing Director, Goldman Sachs (November 2015-Present) and Vice President — Mutual Fund Administration, Columbia Management Investment Advisers, LLC (May 2010-October 2015).

Treasurer, Principal Financial Officer and Principal Accounting Officer—Goldman Sachs Trust (previously Assistant Treasurer (2016)); Goldman Sachs Variable Insurance Trust (previously Assistant Treasurer (2016)); Goldman Sachs Trust II (previously Assistant Treasurer (2017)); Goldman Sachs MLP Income Opportunities Fund (previously Assistant Treasurer (2017)); Goldman Sachs MLP and Energy Renaissance Fund (previously Assistant Treasurer (2017)); Goldman Sachs ETF Trust (previously Assistant Treasurer (2017)); Goldman Sachs Credit Income Fund; and Goldman Sachs Real Estate Diversified Income Fund.

*

Represents a partial list of officers of the Trust. Additional information about all the officers is available in the Fund’s Statement of Additional Information, which can be obtained from Goldman Sachs free of charge by calling this toll-free number (in the United States): 1-800-526-7384.

[1]	Information is provided as of December 31, 2019.
[2]

Officers hold office at the pleasure of the Board of Trustees or until their successors are duly elected and qualified. Each officer holds comparable positions with certain other companies of which Goldman Sachs, GSAM or an affiliate thereof is the investment adviser, administrator and/or distributor.

Goldman Sachs Variable Insurance Trust — Tax Information (Unaudited)

Pursuant to Section 852 of the Internal Revenue Code, the Government Money Market Fund designates $55 or, if different, the maximum amount allowable, as capital gain dividends paid during the fiscal year ended December 31, 2019.

25

TRUSTEES Jessica Palmer, Chair Dwight L. Bush* Kathryn A. Cassidy Diana M. Daniels Joaquin Delgado* James A. McNamara Roy W. Templin Gregory G. Weaver	OFFICERS James A. McNamara, President Joseph F. DiMaria, Principal Financial Officer, Principal Accounting Officer and Treasurer Caroline L. Kraus, Secretary
*Effective as of January 23, 2020

GOLDMAN SACHS & CO. LLC

Distributor and Transfer Agent

GOLDMAN SACHS ASSET MANAGEMENT, L.P.

Investment Adviser

200 West Street, New York

New York 10282

Visit our web site at www.GSAMFUNDS.com to obtain the most recent month-end returns.

The reports concerning the Fund included in this shareholder report may contain certain forward-looking statements about the factors that may affect the performance of the Fund in the future. These statements are based on Fund management’s predictions and expectations concerning certain future events and their expected impact on the Fund, such as performance of the economy as a whole and of specific industry sectors, changes in the levels of interest rates, the impact of developing world events, and other factors that may influence the future performance of the Fund. Management believes these forward-looking statements to be reasonable, although they are inherently uncertain and difficult to predict. Actual events may cause adjustments in portfolio management strategies from those currently expected to be employed.

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities and information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended December 31 is available (i) without charge, upon request by calling 1-800-621-2550; and (ii) on the Securities and Exchange Commission (“SEC”) Web site at http://www.sec.gov.

Views and opinions expressed are for informational purposes only and do not constitute a recommendation by GSAM to buy, sell, or hold any security. Views and opinions are current as of the date of this presentation and may be subject to change, they should not be construed as investment advice.

Goldman Sachs & Co. LLC (“Goldman Sachs”) does not provide legal, tax or accounting advice. Any statement contained in this communication (including any attachments) concerning U.S. tax matters was not intended or written to be used, and cannot be used, for the purpose of avoiding penalties under the Internal Revenue Code, and was written to support the promotion or marketing of transaction or matter addressed. Clients of Goldman Sachs should obtain their own independent tax advice based on their particular circumstances.

The web site links provided are for your convenience only and are not an endorsement or recommendation by GSAM of any of these web sites or the products or services offered. GSAM is not responsible for the accuracy and validity of the content of these web sites.

Fund holdings and allocations shown are as of December 31, 2019 and may not be representative of future investments. Fund holdings should not be relied on in making investment decisions and should not be construed as research or investment advice regarding particular securities. Current and future holdings are subject to risk.

The portfolio risk management process includes an effort to monitor and manage risk, but does not imply low risk.

Shares of the Goldman Sachs VIT Funds are offered to separate accounts of participating life insurance companies for the purpose of funding variable annuity contracts and variable life insurance policies. Shares of the Fund are not offered directly to the general public. The variable annuity contracts and variable life insurance policies are described in the separate prospectuses issued by participating insurance companies. You should refer to those prospectuses for information about surrender charges, mortality and expense risk fees and other charges that may be assessed by participating insurance companies under the variable annuity contracts or variable life insurance policies. Such fees or charges, if any, may affect the return you may realize with respect to your investments. Ask your representative for more complete information. Please consider a fund’s objectives, risks and charges and expenses, and read the prospectus carefully before investing. The prospectus contains this and other information about the Fund.

This material is not authorized for distribution to prospective investors unless preceded or accompanied by a current prospectus or summary prospectus, if applicable. Investors should consider the Fund’s objective, risks, and charges and expenses, and read the summary prospectus, if available, and/or the prospectus carefully before investing or sending money. The summary prospectus, if available, and the prospectus contain this and other information about the Fund and may be obtained from your authorized dealer or from Goldman Sachs & Co. LLC by calling 1-800-621-2550.

This report is prepared for the general information of contract owners and is not an offer of shares of the Goldman Sachs Variable Insurance Trust — Goldman Sachs Government Money Market Fund.

© 2020 Goldman Sachs. All rights reserved.

VITMMAR-20/192296-OTU-1133684

Goldman

Sachs Variable Insurance Trust

Goldman Sachs

Multi-Strategy

Alternatives Portfolio

Beginning on or after January 1, 2021, you may not receive paper copies of the Portfolio’s annual and semi-annual shareholder reports from the insurance company that offers your variable insurance contract or your financial intermediary, unless you specifically request paper copies of the reports from the insurance company or from your financial intermediary. Instead, the reports will be made available on a website, and you will be notified by mail each time a report is posted and provided with a website link to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. At any time, you may elect to receive reports and certain communications from the insurance company electronically by contacting your insurance company or your financial intermediary.

You may elect to receive all future shareholder reports in paper free of charge. You can inform the insurance company or your financial intermediary that you wish to receive paper copies of reports. Your election to receive reports in paper will apply to all Goldman Sachs Funds available under your contract and may apply to all funds held with your financial intermediary.

Annual Report

December 31, 2019

GOLDMAN SACHS VARIABLE INSURANCE TRUST MULTI-STRATEGY ALTERNATIVES PORTFOLIO

INVESTMENT OBJECTIVE

The Portfolio seeks long-term growth of capital.

Portfolio Management Discussion and Analysis

Below, the Goldman Sachs Global Portfolio Solutions (“GPS”) Team discusses the Goldman Sachs Variable Insurance Trust — Goldman Sachs Multi-Strategy Alternatives Portfolio’s (the “Portfolio”) performance and positioning for the 12-month period ended December 31, 2019 (the “Reporting Period”).

How did the Portfolio perform during the Reporting Period?

During the Reporting Period, the Portfolio’s Institutional, Service and Advisor Shares generated average annual total returns of 9.11%, 8.82% and 8.60%, respectively. These returns compare to the 2.59% average annual total return of the Portfolio’s benchmark, the ICE BofAML U.S. Dollar Three-Month LIBOR Constant Maturity Index (the “LIBOR Index”), during the same period.

Please note that the Portfolio’s benchmark being the LIBOR Index is a means of emphasizing that the Portfolio has an unconstrained strategy. That said, this Portfolio employs a benchmark agnostic strategy and thus comparisons to a benchmark index are not particularly relevant.

What economic and market factors most influenced the Portfolio during the Reporting Period?

The capital markets and the Portfolio were influenced most during the Reporting Period by global economic data, central bank monetary policy and geopolitical events.

During the first quarter of 2019, when the Reporting Period started, risk assets broadly rebounded from a sell-off in the fourth quarter of 2018, as investor sentiment turned positive on a combination of dovish global central bank policy, tentative stabilization in Chinese economic growth and seemingly promising developments in U.S.-China trade talks. (Dovish tends to suggest lower interest rates; opposite of hawkish.) Although global economic growth continued to decelerate during the first calendar quarter, a few “green shoots” began to emerge. (Green shoots is a term used to describe signs of economic recovery or positive data during an economic downturn.) Indications of a bottoming in Chinese credit growth, a modest pick-up in fixed asset investment, and an uptick in March 2019 manufacturing data made investors hopeful for a recovery in Chinese and global economic growth. As inflationary pressures remained rather muted, the U.S. Federal Reserve (the “Fed”) and the European Central Bank (“ECB”) each made a dovish shift and then maintained monetary policy stances that were broadly supportive of economic growth. More specifically, the Fed signaled it would make no additional short-term interest rate hikes during 2019, and the ECB indicated it was reluctant to raise interest rates during the calendar year. Global equities, as measured by the MSCI ACWI Investable Market Index, were up 12.86% during the first calendar quarter, led by a rally in U.S. stocks. Emerging markets equities overall underperformed developed markets equities, but Chinese stocks, as represented by the MSCI China Index, rose more than 17%. In fixed income, the 10-year U.S. Treasury yield fell during the first quarter of 2019.

In the second quarter of 2019, continued weakness in global economic growth and low levels of inflation led the Fed and ECB to indicate they might ease monetary policy. In June, the Fed signaled its next policy move was more likely to be an interest rate cut than an interest rate hike. The Fed’s dot plot, which shows interest rate projections of the members of the Federal Open Market Committee, revealed that policymakers expected to keep interest rates stable during 2019, followed by a 25 basis point cut in 2020. (A basis point is 1/100th of a percentage point.) Meanwhile, the ECB hinted that interest rate cuts and quantitative easing were on the table should economic data disappoint in the near term. Global equities were volatile during the second calendar quarter overall, though they rose 3.88%, as measured by the MSCI ACWI Investable Market Index. In May 2019, global equities had suffered a significant decline amid headwinds from U.S.-China trade negotiations. They then recovered in June, driven by dovish central bank actions and market expectations of a pause in U.S.-China trade tensions ahead of the G20 meeting at month-end. (Also known as Group of 20 nations, the G20 is a forum attended by finance ministers and central bank governors from the world’s highly developed economies consisting of 19 countries and the European Union.) In fixed income, the 10-year U.S. Treasury yield and the 10-year German government bond yield fell during the second quarter of 2019 in response to global economic growth weakness and dovish central bank policies.

During the third quarter of 2019, weak growth in cyclical sectors, such as manufacturing, and increased global trade uncertainty weighed on investors’ expectations for global economic growth, sparking concerns about a possible recession. U.S.-China trade

1

GOLDMAN SACHS VARIABLE INSURANCE TRUST MULTI-STRATEGY ALTERNATIVES PORTFOLIO

negotiations remained volatile throughout the third calendar quarter, with both sides sending mixed signals. Major central banks became more accommodative in their monetary policies, encouraged by muted inflation across developed economies. Both the Fed and the ECB, for example, cut interest rates. Global equities, as measured by the MSCI ACWI Investable Market Index, appreciated 1.03% during the third calendar quarter, with Japanese and European stocks outperforming U.S. stocks. Emerging markets equities produced negative returns, broadly underperforming developed markets stocks. Continued weakness in Chinese macroeconomic data, along with persistent uncertainty regarding U.S.-China trade talks, pressured emerging markets equities. In fixed income, the 10-year U.S. Treasury yield and the 10-year German government bond yield declined by 30 basis points and 25 basis points, respectively, during the third calendar quarter.

In the fourth quarter of 2019, global economic growth showed signs of stabilization, thanks in part to continuous central bank policy support that sought to manage economic and financial sector pressures. In October, the Fed cut interest rates again, signaling that easing had probably ended unless macroeconomic data deteriorated further. Meanwhile, there were positive developments in the U.S.-China trade dispute. Though a full-fledged trade deal remained uncertain, the U.S. and China settled on the framework of a “Phase One” deal during October, with the two sides reaching an agreement in principle on the details in mid-December. The timing of the agreement avoided a proposed tariff hike, scheduled for December 15th, and included a 50% rollback of a September 2019 tariff increase. The U.S. President announced that the “Phase One” deal was scheduled to be signed on January 15, 2020. China also promised to address U.S. concerns about intellectual property practices. Collectively, the stabilization of global economic growth, mitigation of U.S.-China trade war risk and accommodative central bank monetary policy supported risk assets during the fourth calendar quarter. Global equities, as measured by the MSCI ACWI Investable Market Index, were up 8.37%. Developed markets equities, as measured by the MSCI World Index, rose 7.80%, while emerging markets equities, as measured by the MSCI Emerging Markets Index, climbed 11.93%. In fixed income, the 10-year U.S. Treasury yield and the 10-year German government bond yield rose by 23 basis points and 40 basis points, respectively, benefiting from improved global economic growth data and the announcement of the U.S.-China “Phase One” deal.

Looking at the Reporting Period as a whole, the vast majority of risk assets finished the year in positive territory. The S&P 500® Index, up 31.49%, recorded its best annual return since 2013, while the Bloomberg Barclays U.S. Aggregate Bond Index ended the year up 8.72%. Global equities, as measured by the MSCI ACWI Investable Market Index, rose 27.73%, driven largely by the strong performance of U.S. large-cap stocks. Developed market equities generally outperformed their emerging markets counterparts. Although emerging markets equities advanced, they were pressured by slowing economic growth in China, weakness in emerging markets exports and intermittent escalations of U.S.-China trade tensions. In fixed income, 10-year U.S. Treasury yields and 10-year German government bond yields declined during the Reporting Period overall, as the Fed and ECB each eased monetary policy in response to soft economic growth and subdued inflation. These same factors, coupled with receding recession fears, caused credit spreads to tighten during the Reporting Period, resulting in strong performance for both investment grade and high yield corporate bonds. (Credit spreads are yield differentials between corporate bonds and U.S. Treasury securities of comparable maturity.)

What key factors were responsible for the Portfolio’s performance during the Reporting Period?

The Portfolio’s performance is driven by three sources of return: long-term strategic asset allocation to market exposures, medium-term and short-term dynamic allocations, and excess returns from investments in Underlying Funds. Long-term strategic asset allocation is the process by which the Portfolio’s assets are allocated across underlying asset classes and strategies in a way that considers the risks of each underlying asset class and strategy. Medium-term dynamic allocation is the process by which we adjust the portfolio for changes in the business or economic cycle, while short-term dynamic allocation is the implementation of tactical market views with the goal of improving the Portfolio’s risk-adjusted return. The risk-adjusted return on an investment takes into account the risk associated with that investment relative to other potential investments. Excess returns from investments in Underlying Funds is measured by how much the Underlying Funds outperform or underperform their respective benchmark indices.

During the Reporting Period, the Portfolio generated positive absolute returns, largely because of strategic asset allocation. The short-term dynamic allocation also added to the Portfolio’s returns, though this was partially offset by the medium-term dynamic allocation, which diminished the Portfolio’s performance. Security selection within the Underlying Funds also detracted from the Portfolio’s results.

Strategic asset allocation added to the Portfolio’s performance during the Reporting Period. Within equities, the Portfolio benefited from our strategic allocation to emerging markets stocks, which posted positive returns amid easing recession fears and de-escalation of the U.S.-China trade dispute. A strategic allocation to U.S. real estate securities was also advantageous, as the U.S. economy remained strong and mortgage interest rates declined. In fixed income, all of the Portfolio’s strategic allocations generated positive returns, driven by falling interest rates and tighter credit spreads. The Portfolio was helped most by its strategic allocation

2

GOLDMAN SACHS VARIABLE INSURANCE TRUST MULTI-STRATEGY ALTERNATIVES PORTFOLIO

to emerging markets debt, which outperformed due to the rally in risk assets during the Reporting Period. A strategic allocation to U.S. high yield corporate bonds also added to performance as credit spreads narrowed. The Portfolio benefited further from our long U.S. interest rate options strategy, through which we seek to profit if interest rates fall, remain constant or rise less than anticipated. This strategy bolstered performance, as U.S. Treasury yields fell during the Reporting Period. (Our long U.S. interest rate options strategy is a macroeconomic hedge that buys put options on short-term interest rates. A put option is an option contract giving the owner the right, but not the obligation, to sell a specified amount of an underlying asset at a specified price within a specified time.) Regarding liquid alternatives strategies, all of the Portfolio’s strategic allocations produced positive returns. A strategic allocation to the Goldman Sachs Long Short Credit Strategies Fund contributed most positively to the Portfolio’s performance. Its strategic allocation to the Goldman Sachs Absolute Tracker Fund also added to results. Finally, the Portfolio’s volatility selling strategy added to returns during the Reporting Period. (Our volatility selling strategy seeks to benefit from changes in the level of market implied volatility (i.e., expectations of future volatility) in equity markets.)

Medium-term dynamic allocation detracted from the Portfolio’s performance. During the Reporting Period, the Portfolio held two medium-term views. The first was to have a short duration position, which we expressed through a short position in long-maturity German government bonds and short positions in specific segments of the U.S. Treasury yield curve. (Duration is a measure of the Portfolio’s sensitivity to changes in interest rates. Yield curve is a spectrum of interest rates based on maturities of varying lengths.) The Portfolio’s short position in long-maturity German government bonds detracted from performance, as Germany’s long-term interest rates fell during the Reporting Period in response to slower European economic growth and dovish ECB monetary policy. The Portfolio’s short position in the two-year segment of the U.S. Treasury yield curve also hampered returns, as U.S. yields fell during the Reporting Period. The second medium-term dynamic view, which was to hold a long position in emerging markets debt versus high yield corporate bonds, detracted more modestly from the Portfolio’s performance. As for the short-term dynamic allocation, it had a positive impact on the Portfolio’s performance during the Reporting Period. During the first half of the Reporting Period, the GPS Team used the Goldman Sachs Tactical Exposure Fund to express its short-term dynamic views (the “Underlying Tactical Fund”). In the second half of the Reporting Period, the GPS team used the Goldman Sachs Tactical Tilt Overlay Fund as the Underlying Tactical Fund.

Overall, security selection within the Underlying Funds hurt the Portfolio’s performance during the Reporting Period. The primary detractor was the Goldman Sachs Long Short Credit Fund, followed by the Goldman Sachs Emerging Markets Equity Insights Fund, both of which underperformed their respective benchmark indices. The Goldman Sachs Strategic Income Fund and the Goldman Sachs Alternative Premia Fund also underperformed their respective benchmark indices. On the positive side, the Goldman Sachs Absolute Return Tracker Fund and the Goldman Sachs High Yield Floating Rate Fund outperformed their respective benchmark indices during the Reporting Period.

How was the Portfolio positioned at the beginning of the Reporting Period?

At the beginning of the Reporting Period, the Portfolio was positioned, in terms of its total net assets, with 65.5% in liquid alternative strategies, 30.6% in real assets/satellite asset classes and 3.9% in cash. Liquid alternatives strategies generally include, but are not limited to, momentum or trend trading strategies (investment decisions based on trends in asset prices over time), hedge fund beta (long term total returns consistent with investment results that approximate the return and risk patterns of a diversified universe of hedge funds), managed risk investment strategies (which seek to manage extreme risk scenarios by implementing daily and monthly risk targets across a diversified mix of asset classes), emerging markets debt and unconstrained fixed income strategies (which have the ability to move across various fixed income sectors). Real assets generally include, but are not limited to, commodities, global real estate securities, infrastructure and master limited partnerships. The strategic asset allocation of the Portfolio reflects a risk-based allocation approach to increase diversification across the Portfolio. The Portfolio had -7.6% of its total net assets invested in tactical exposures at the beginning of the Reporting Period. The above sector breakout is inclusive of derivative exposure across all asset classes.

How did you manage the Portfolio’s allocations during the Reporting Period?

During the Reporting Period, we made no changes to the Portfolio’s strategic allocation. We consider the Portfolio’s strategic asset allocation and underlying active security selection strategies the largest drivers of risk and performance.

Within the medium-term dynamic allocation, we sought to adjust the Portfolio’s exposure for what we considered to be medium-term changes to the business or economic cycle. In January 2019, we removed our medium-term dynamic view that the Portfolio be overweight emerging markets equities versus developed markets equities. We had expected to see the start of a rebound in China’s economic data by the end of 2018 in response to policy initiatives that sought to stimulate growth, but data releases since late November 2018 showed continued deterioration. Although we continued to believe Chinese economic data would recover, we thought the likely timing had been pushed into the future and that market uncertainty around it had increased. In March 2019, we

3

GOLDMAN SACHS VARIABLE INSURANCE TRUST MULTI-STRATEGY ALTERNATIVES PORTFOLIO

reduced the Portfolio’s short position in long-maturity German government bonds, as Germany’s long-term interest rates fell. We removed the position entirely in June 2019. In July 2019, we reduced the Portfolio’s short position in the two-year segment of the U.S. Treasury yield curve, ultimately removing it in December 2019, as it became less attractive due to the Fed’s continued dovish stance and investors’ greatly reduced expectations of a rate hike.

Finally, in a risk management move during June 2019, we reduced the Portfolio’s long exposure to U.S. large-cap stocks and international equities, and we increased its cash position. In our opinion, the U.S. economic cycle had matured substantially, and the increased uncertainty associated with this mature phase reduced our confidence level in risk assets.

In July 2019, we removed our medium-term view that the Portfolio hold a long position in emerging markets debt versus high yield corporate bonds.

On June 28, 2019, the Goldman Sachs Tactical Exposure Fund, which had served as the Portfolio’s Underlying Tactical Fund during the first half of the Reporting Period, was liquidated. The Goldman Sachs Tactical Tilt Overlay Fund became the Portfolio’s Underlying Tactical Fund.

How was the Portfolio positioned at the end of the Reporting Period?

At the end of the Reporting Period, the Portfolio was positioned, in terms of its total net assets, with 64.5% in liquid alternative strategies, 28.1% in real assets/satellite asset classes and 7.4% in cash. The Portfolio had 6.4% of its total net assets invested in tactical exposures. The above sector breakout is inclusive of derivative exposure across all asset classes.

How did the Portfolio use derivatives and similar instruments during the Reporting Period?

During the Reporting Period, derivatives were used primarily to express our views across developed and emerging markets equities. More specifically, the Portfolio employed equity index futures to affect long exposures to U.S. large-cap equities, international equities and emerging markets equities (each had a positive impact). Within fixed income during the Reporting Period, the Portfolio used interest rate futures, specifically Eurodollar futures, to express views on the U.S. Treasury yield curve (negative impact). Eurodollar futures are contracts that have underlying assets linked to time deposits denominated in U.S. dollars at banks outside the U.S. The Portfolio also used bond futures to affect a short position in German government bonds (negative impact). Finally, the Portfolio utilized interest rate options in a macroeconomic hedge that seeks to profit if interest rates fall, remain constant or rise less than anticipated (positive impact).

Additionally, some of the Underlying Funds used derivatives during the Reporting Period to apply their active investment views with greater versatility and potentially to afford greater risk management precision. As market conditions warranted during the Reporting Period, some of these Underlying Funds engaged in forward foreign currency exchange contracts, financial futures contracts, options, swap contracts and structured securities to attempt to enhance portfolio return and for hedging purposes.

Were there any changes to the Portfolio’s portfolio management team during the Reporting Period?

Effective February 19, 2019, Raymond Chan no longer served as a portfolio manager of the Portfolio. By design, all investment decisions for the Portfolio are performed within a co-lead or team structure, with multiple subject matter experts. This strategic decision making has been the cornerstone of our approach and ensures continuity in the Portfolio. At the end of the Reporting Period, the portfolio managers for the Portfolio remained Neil Nuttall and Christopher Lvoff.

At the end of 2019, Neill Nuttall became sole Chief Investment Officer for GPS.

What is the Portfolio’s tactical view and strategy for the months ahead?

At the end of the Reporting Period, we expected a modest pickup in global economic activity in 2020. In our view, the global economy could continue to expand, particularly in the U.S. where we were encouraged by the ongoing strength of the labor market, the early signs of a turnaround in manufacturing, what we considered to be manageable weakness in the services sector, and the fading drag of trade tariffs. As for monetary policy, we believed the Fed, ECB and the Bank of Japan were likely to remain accommodative, though the Bank of England may be the only major central bank to ease interest rates during 2020, in our opinion. We also expected China, the Eurozone countries and Japan to provide additional fiscal stimulus in the near term. Regarding recessionary risk, we considered it low, though we expected it to be modestly higher in 2020 than it was in 2019. At the end of the Reporting Period, we saw no shortage of geopolitical concerns, including the potential of disruptions caused by a more adventurous or aggressive Iran and North Korea. We also thought ongoing U.S.-China trade negotiations, U.S. elections and the U.K.’s exit from the European Union could increase market volatility.

4

GOLDMAN SACHS VARIABLE INSURANCE TRUST MULTI-STRATEGY ALTERNATIVES PORTFOLIO

At the asset class level at the end of the Reporting Period, we expected equities to offer modest returns in the near term, supported by moderate corporate earnings growth. Accordingly, equities remained our preferred asset class at the end of the Reporting Period. Although we considered U.S. valuations high, we thought they were justified given that inflation was low and stable. That said, we expected high valuations and moderate earnings growth to limit equity returns relative to what we might expect during a period of increasing economic growth momentum. As for fixed income, we thought modest global economic growth and the willingness of developed central banks to ease monetary policy more aggressively, rather than tighten it, were likely to keep interest rates and credit spreads range bound in 2020. In this environment, we believe it is critical to remain vigilant. The current U.S. economic expansion has exceeded all others in length, while the current U.S. equity bull market has similarly exceeded all others in length and all but one other in strength. In our view, neither will continue indefinitely. Therefore, we believe a dynamic investment approach is even more important than usual.

5

GOLDMAN SACHS VARIABLE INSURANCE TRUST MULTI-STRATEGY ALTERNATIVES PORTFOLIO

Index Definitions

ICE BofAML U.S. Dollar Three-Month LIBOR Constant Maturity Index is based on the assumed purchase of a synthetic instrument having three months to maturity and with a coupon equal to the closing quote for three-month LIBOR. That issue is sold the following day (priced at a yield equal to the current day closing three-month LIBOR rate) and is rolled into a new three-month instrument. The index, therefore, will always have a constant maturity equal to exactly three months.

MSCI ACWI Investable Market Index captures large, mid and small cap representation across 23 developed markets and 26 emerging markets countries.

MSCI China Index captures large and mid cap representation across China H shares, B shares, Red chips, P chips and foreign listings.

MSCI World Index is a broad global equity index that represents large and mid-cap equity performance across 23 developed markets countries. It covers approximately 85% of the free float-adjusted market capitalization in each country.

MSCI Emerging Markets Index captures large-cap and mid-cap representation across 24 emerging markets countries. The index covers approximately 85% of the free float-adjusted market capitalization in each country.

S&P 500® Index is a U.S. stock market index based on the market capitalizations of 500 large companies having common stock listed on the New York Stock Exchange or NASDAQ. The S&P 500® Index components and their weightings are determined by S&P Dow Jones Indices.

Bloomberg Barclays U.S. Aggregate Bond Index represents an unmanaged diversified portfolio of fixed income securities, including U.S. Treasuries, investment-grade corporate bonds and mortgage-backed and asset-backed securities.

It is not possible to invest directly in an unmanaged index.

6

FUND BASICS

Multi-Strategy Alternatives Portfolio

as of December 31, 2019

OVERALL UNDERLYING FUND AND ETF WEIGHTINGS1

Percentage of Net Assets

[1]

The Portfolio is actively managed and, as such, its composition may differ over time. The percentage shown for each Underlying Fund and exchange traded fund (“ETF”) reflects the value of that Underlying Fund or ETF as a percentage of net assets of the Portfolio. Figures in the graph above may not sum to 100% due to rounding and/or exclusion of other assets and liabilities. Underlying sector allocations of exchange traded funds and investment companies held by the Portfolio are not reflected in the graph above. Investments in the securities lending reinvestment vehicle have been excluded from the graph and represented 1.5% of the Portfolio’s net assets at December 31, 2019. The graph depicts the Portfolio’s investments but may not represent the Portfolio’s market exposure due to the exclusion of certain derivatives, if any, as listed in the Additional Investment Information section of the Schedule of Investments.

[2]

The percentage as of December 31, 2018 represents investment in the Goldman Sachs Tactical Exposure Fund, which was transitioned to the Goldman Sachs Tactical Tilt Overlay Fund prior to December 31, 2019.

For more information about your Portfolio, please refer to www.GSAMFUNDS.com. There, you can learn more about your Portfolio’s investment strategies, holdings, and performance.

7

GOLDMAN SACHS VARIABLE INSURANCE TRUST MULTI-STRATEGY ALTERNATIVES PORTFOLIO

Performance Summary

December 31, 2019

The following graph shows the value, as of December 31, 2019, of a $10,000 investment made on April 25, 2014 (commencement of the Portfolio’s operations) in Advisor Shares at NAV. For comparative purposes, the performance of the Portfolio’s benchmark, the ICE BofAML U.S. Dollar Three-Month LIBOR Constant Maturity Index, is shown. Performance reflects applicable fee waivers and/or expense limitations in effect during the periods shown and in their absence, performance would be reduced. Returns do not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares. The returns set forth below represent past performance. Past performance does not guarantee future results. The Portfolio’s investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted below. Please visit our web site at www.GSAMFUNDS.com to obtain the most recent month-end returns.

Multi-Strategy Alternatives Portfolio’s Lifetime Performance

Performance of a $10,000 investment, with distributions reinvested, from April 25, 2014 through December 31, 2019.

Average Annual Total Return through December 31, 2019	One Year	Five Years	Since Inception
Institutional (Commenced April 25, 2014)	9.11%	0.62%	0.43%
Service (Commenced April 25, 2014)	8.82%	0.38%	0.18%
Advisor (Commenced April 25, 2014)	8.60%	0.24%	0.04%

8

GOLDMAN SACHS VARIABLE INSURANCE TRUST MULTI-STRATEGY ALTERNATIVES PORTFOLIO

Schedule of Investments

December 31, 2019

Shares	Description	Value

Underlying Funds (Class R6 Shares)(a) – 90.0%
Equity – 29.4%
303,179	Goldman Sachs Tactical Tilt Overlay Fund	$2,925,679
154,311	Goldman Sachs Absolute Return Tracker Fund	1,499,908
73,808	Goldman Sachs Emerging Markets Equity Insights Fund	724,055
44,153	Goldman Sachs Real Estate Securities Fund	610,642

		5,760,284

Fixed Income – 60.6%
263,894	Goldman Sachs Managed Futures Strategy Fund	2,604,631
261,948	Goldman Sachs Long Short Credit Strategies Fund	2,278,946
201,252	Goldman Sachs Strategic Income Fund	1,863,593
144,590	Goldman Sachs Emerging Markets Debt Fund	1,795,804
144,011	Goldman Sachs High Yield Floating Rate Fund	1,362,346
157,547	Goldman Sachs High Yield Fund	1,025,629
112,720	Goldman Sachs Alternative Premia Fund	920,921

		11,851,870

TOTAL UNDERLYING FUNDS (CLASS R6 SHARES)
(Cost $18,036,544)		$17,612,154

Exchange Traded Fund(b) – 1.8%
5,295	ProShares Short VIX Short-Term Futures ETF	$345,393
(Cost $251,189)

Shares	Dividend Rate	Value

Investment Company(a) – 6.0%
Goldman Sachs Financial Square Government Fund — Institutional Shares
1,173,715	1.638%	$1,173,715
(Cost $1,173,715)

TOTAL INVESTMENTS BEFORE SECURITIES LENDING REINVESTMENT VEHICLE
(Cost $19,461,448)		$19,131,262

Securities Lending Reinvestment Vehicle(a) – 1.5%
Goldman Sachs Financial Square Government Fund — Institutional Shares
300,150	1.638%	$300,150
(Cost $300,150)

TOTAL INVESTMENTS – 99.3%
(Cost $19,761,598)		$19,431,412

OTHER ASSETS IN EXCESS OF LIABILITIES – 0.7%		144,262

NET ASSETS – 100.0%		$19,575,674

The percentage shown for each investment category reflects the value of investments in that category as a percentage of net assets.

(a)	Represents an Affiliated Issuer.

(b)	All or a portion of security is on loan.

Currency Abbreviation:
USD	—United States Dollar

ADDITIONAL INVESTMENT INFORMATION

FUTURES CONTRACTS — At December 31, 2019, the Portfolio had the following futures contracts:

Description	Number of Contracts	Expiration Date	Notional Amount	Unrealized Appreciation/ (Depreciation)

Long position contracts:
MSCI Emerging Markets E-Mini Index	11	03/20/2020	$616,110	$14,352
S&P 500 E-Mini Index	4	03/20/2020	646,220	10,181

Total Futures Contracts				$24,533

The accompanying notes are an integral part of these financial statements.	9

GOLDMAN SACHS VARIABLE INSURANCE TRUST MULTI-STRATEGY ALTERNATIVES PORTFOLIO

Schedule of Investments (continued)

December 31, 2019

ADDITIONAL INVESTMENT INFORMATION (continued)

PURCHASED OPTIONS CONTRACTS — At December 31, 2019, the Portfolio had the following purchased options contracts:

Description	Counterparty	Exercise Price	Expiration Date	Number of Contracts	Notional Amount	Value	Premiums Paid (Received) by the Portfolio	Unrealized Appreciation/ Depreciation

Purchased options contracts:

Calls
3 Month Eurodollar	Barclays Bank PLC	98.50 USD	03/16/2020	8	$2,000,000	$150	$2,718	$(2,568)
		98.50 USD	06/15/2020	5	1,250,000	406	2,512	(2,106)
		97.50 USD	09/14/2020	5	1,250,000	10,813	3,881	6,932
		98.00 USD	09/14/2020	3	750,000	2,775	4,432	(1,657)
		97.50 USD	12/14/2020	5	1,250,000	11,000	4,768	6,232
		98.00 USD	12/14/2020	2	500,000	2,012	3,030	(1,018)
		97.00 USD	03/15/2021	2	500,000	7,200	3,580	3,620
		98.25 USD	03/15/2021	43	10,750,000	32,519	50,200	(17,681)
		97.00 USD	06/14/2021	1	250,000	3,600	1,852	1,748
		98.00 USD	06/14/2021	10	2,500,000	12,813	8,146	4,667
		98.25 USD	06/14/2021	39	9,750,000	33,638	47,978	(14,340)
		97.00 USD	09/13/2021	2	500,000	7,187	4,905	2,282
		98.25 USD	09/13/2021	37	9,250,000	35,150	44,973	(9,823)
		98.13 USD	12/13/2021	1	250,000	1,169	1,665	(496)
		98.50 USD	12/13/2021	22	5,500,000	15,262	21,426	(6,164)

Total purchased options contracts				185		$175,694	$206,066	$(30,372)

10	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS VARIABLE INSURANCE TRUST MULTI-STRATEGY ALTERNATIVES PORTFOLIO

Statement of Assets and Liabilities

December 31, 2019

Assets:
Investments in affiliated Underlying Funds, at value (cost $19,210,259)	$18,785,869
Investments in unaffiliated Funds, at value (cost $251,189)(a)	345,393
Investments in affiliated securities lending reinvestment vehicle, at value (cost $300,150)	300,150
Purchased Options, at value (premiums paid $206,066)	175,694
Cash	293,126
Receivables:
Portfolio shares sold	40,880
Collateral on certain derivative contracts(b)	31,460
Dividends	21,985
Reimbursement from investment adviser	20,186
Securities lending income	495
Variation margin on futures	3,046

Total assets	20,018,284

Liabilities:
Payables:
Payable upon return of securities loaned	300,150
Portfolio shares redeemed	55,303
Investments purchased	21,986
Distribution and Service fees and Transfer Agency fees	6,152
Accrued expenses	59,019

Total liabilities	442,610

Net Assets:
Paid-in capital	20,919,195
Total distributable earnings (loss)	(1,343,521)

NET ASSETS	$19,575,674
Net Assets:
Institutional	$1,308,780
Service	2,856,538
Advisor	15,410,356

Total Net Assets	$19,575,674
Shares outstanding $0.001 par value (unlimited shares authorized):
Institutional	145,062
Service	316,692
Advisor	1,713,829
Net asset value, offering and redemption price per share:
Institutional	$9.02
Service	9.02
Advisor	8.99

(a)	Includes loaned securities having a market value of $294,078.
(b)	Includes amount segregated for initial margin on future transactions.

The accompanying notes are an integral part of these financial statements.	11

GOLDMAN SACHS VARIABLE INSURANCE TRUST MULTI-STRATEGY ALTERNATIVES PORTFOLIO

Statement of Operations

For the Fiscal Year Ended December 31, 2019

Investment income:
Dividends from affiliated Underlying Funds	$570,299
Securities lending income — unaffiliated issuer	3,357
Dividends from unaffiliated Funds	1,755

Total investment income	575,411

Expenses:
Professional fees	73,578
Custody, accounting and administrative services	72,356
Printing and mailing costs	70,460
Distribution and Service fees(a)	61,968
Management fees	25,725
Trustee fees	15,867
Shareholder meeting expense	5,408
Transfer Agency fees(a)	3,430
Registration fees	141
Other	9,092

Total expenses	338,025

Less — expense reductions	(233,836)

Net expenses	104,189

NET INVESTMENT INCOME	471,222

Realized and unrealized gain (loss):
Net realized gain (loss) from:
Investments in affiliated Underlying Funds	(176,026)
Investments in unaffiliated Funds	(2,033)
Futures contracts	55,798
Purchased options	144,218
Foreign currency transactions	3,054
Capital gain distributions from affiliated Underlying Funds	136,986
Net change in unrealized gain (loss) on:
Investments in affiliated Underlying Funds	620,257
Investments in unaffiliated Funds	130,810
Futures contracts	1,751
Purchased options	(32,716)
Foreign currency translation	(2,457)

Net realized and unrealized gain	879,642

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$1,350,864

(a)	Class specific Distribution and/or Service, and Transfer Agency fees were as follows:

Distribution and/or Service Fees		Transfer Agency Fees
Service	Advisor	Institutional	Service	Advisor
$4,263	$57,705	$204	$341	$2,885

12	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS VARIABLE INSURANCE TRUST MULTI-STRATEGY ALTERNATIVES PORTFOLIO

Statements of Changes in Net Assets

	For the Fiscal Year Ended December 31, 2019	For the Fiscal Year Ended December 31, 2018

From operations:
Net investment income	$471,222	$330,087
Net realized gain (loss)	161,997	(556,892)
Net change in unrealized gain (loss)	717,645	(1,017,669)

Net increase (decrease) in net assets resulting from operations	1,350,864	(1,244,474)

Distributions to shareholders:
From distributable earnings:
Institutional Shares	(37,340)	(20,403)
Service Shares	(77,108)	(20,381)
Advisor Shares	(385,701)	(318,314)

Total distributions to shareholders	(500,149)	(359,098)

From share transactions:
Proceeds from sales of shares	5,866,621	6,168,668
Reinvestment of distributions	500,149	359,098
Cost of shares redeemed	(2,657,936)	(5,978,711)

Net increase in net assets resulting from share transactions	3,708,834	549,055

TOTAL INCREASE (DECREASE)	4,559,549	(1,054,517)

Net Assets:

Beginning of year	15,016,125	16,070,642

End of year	$19,575,674	$15,016,125

The accompanying notes are an integral part of these financial statements.	13

GOLDMAN SACHS VARIABLE INSURANCE TRUST MULTI-STRATEGY ALTERNATIVES PORTFOLIO

Financial Highlights

Selected Data for a Share Outstanding Throughout Each Year

	Goldman Sachs Multi-Strategy Alternatives Portfolio
	Institutional Shares
	Year Ended December 31,
	2019	2018	2017	2016	2015

Per Share Data

Net asset value, beginning of year	$8.51	$9.39	$9.10	$9.15	$9.81

Net investment income(a)(b)	0.30	0.24	0.21	0.11	0.20

Net realized and unrealized gain (loss)	0.48	(0.87)	0.30	(0.06)	(0.65)

Total from investment operations	0.78	(0.63)	0.51	0.05	(0.45)

Distributions to shareholders from net investment income	(0.27)	(0.25)	(0.22)	(0.10)	(0.20)

Distributions to shareholders from net realized gains	—	—	—	—	(0.01)

Total distributions	(0.27)	(0.25)	(0.22)	(0.10)	(0.21)

Net asset value, end of year	$9.02	$8.51	$9.39	$9.10	$9.15

Total return(c)	9.11%	(6.74)%	5.60%	0.52%	(4.51)%

Net assets, end of year (in 000s)	$1,309	$745	$453	$309	$958

Ratio of net expenses to average net assets(d)	0.25%	0.22%	0.21%	0.24%	0.22%

Ratio of total expenses to average net assets(d)	1.60%	1.57%	1.47%	2.37%	4.40%

Ratio of net investment income to average net assets(b)	3.30%	2.62%	2.20%	1.17%	2.02%

Portfolio turnover rate(e)	26%	61%	53%	44%	53%

(a)	Calculated based on the average shares outstanding methodology.
(b)	Recognition of net investment income by the Portfolio is affected by the timing of declaration of dividends by the Underlying Funds in which the Portfolio invests.
(c)

Assumes investment at the net asset value at the beginning of the year, reinvestment of all distributions, a complete redemption of the investment at the net asset value at the end of the year and no sales or redemption charges (if any). Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Portfolio distributions or the redemption of Portfolio shares.

(d)	Expense ratios exclude the expenses of the Underlying Funds in which the Portfolio invests.
(e)

The portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the portfolio turnover rate may be higher.

14	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS VARIABLE INSURANCE TRUST MULTI-STRATEGY ALTERNATIVES PORTFOLIO

Financial Highlights (continued)

Selected Data for a Share Outstanding Throughout Each Year

	Goldman Sachs Multi-Strategy Alternatives Portfolio
	Service Shares
	Year Ended December 31,
	2019	2018	2017	2016	2015

Per Share Data

Net asset value, beginning of year	$8.52	$9.41	$9.13	$9.14	$9.81

Net investment income(a)(b)	0.32	0.28	0.27	0.08	0.24

Net realized and unrealized gain (loss)	0.43	(0.93)	0.22	(0.05)	(0.71)

Total from investment operations	0.75	(0.65)	0.49	0.03	(0.47)

Distributions to shareholders from net investment income	(0.25)	(0.24)	(0.21)	(0.04)	(0.19)

Distributions to shareholders from net realized gains	—	—	—	—	(0.01)

Total distributions	(0.25)	(0.24)	(0.21)	(0.04)	(0.20)

Net asset value, end of year	$9.02	$8.52	$9.41	$9.13	$9.14

Total return(c)	8.82%	(6.93)%	5.37%	0.28%	(4.76)%

Net assets, end of year (in 000s)	$2,857	$811	$105	$34	$22

Ratio of net expenses to average net assets(d)	0.51%	0.47%	0.46%	0.46%	0.48%

Ratio of total expenses to average net assets(d)	1.86%	1.95%	1.73%	1.97%	3.33%

Ratio of net investment income to average net assets(b)	3.54%	3.08%	2.88%	0.92%	2.54%

Portfolio turnover rate(e)	26%	61%	53%	44%	53%

(a)	Calculated based on the average shares outstanding methodology.
(b)	Recognition of net investment income by the Portfolio is affected by the timing of declaration of dividends by the Underlying Funds in which the Portfolio invests.
(c)

Assumes investment at the net asset value at the beginning of the year, reinvestment of all distributions, a complete redemption of the investment at the net asset value at the end of the year and no sales or redemption charges (if any). Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Portfolio distributions or the redemption of Portfolio shares.

(d)	Expense ratios exclude the expenses of the Underlying Funds in which the Portfolio invests.
(e)

The portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the portfolio turnover rate may be higher.

The accompanying notes are an integral part of these financial statements.	15

GOLDMAN SACHS VARIABLE INSURANCE TRUST MULTI-STRATEGY ALTERNATIVES PORTFOLIO

Financial Highlights (continued)

Selected Data for a Share Outstanding Throughout Each Year

	Goldman Sachs Multi-Strategy Alternatives Portfolio
	Advisor Shares
	Year Ended December 31,
	2019	2018	2017	2016	2015

Per Share Data

Net asset value, beginning of year	$8.49	$9.36	$9.08	$9.12	$9.79

Net investment income(a)(b)	0.24	0.17	0.17	0.10	0.21

Net realized and unrealized gain (loss)	0.49	(0.83)	0.30	(0.07)	(0.69)

Total from investment operations	0.73	(0.66)	0.47	0.03	(0.48)

Distributions to shareholders from net investment income	(0.23)	(0.21)	(0.19)	(0.07)	(0.18)

Distributions to shareholders from net realized gains	—	—	—	—	(0.01)

Total distributions	(0.23)	(0.21)	(0.19)	(0.07)	(0.19)

Net asset value, end of year	$8.99	$8.49	$9.36	$9.08	$9.12

Total return(c)	8.60%	(7.09)%	5.14%	0.27%	(4.89)%

Net assets, end of year (in 000s)	$15,410	$13,460	$15,512	$10,778	$9,666

Ratio of net expenses to average net assets(d)	0.64%	0.62%	0.61%	0.61%	0.62%

Ratio of total expenses to average net assets(d)	2.01%	1.93%	1.88%	2.58%	3.51%

Ratio of net investment income to average net assets(b)	2.61%	1.92%	1.78%	1.06%	2.16%

Portfolio turnover rate(e)	26%	61%	53%	44%	53%

(a)	Calculated based on the average shares outstanding methodology.
(b)	Recognition of net investment income by the Portfolio is affected by the timing of declaration of dividends by the Underlying Funds in which the Portfolio invests.
(c)

Assumes investment at the net asset value at the beginning of the year, reinvestment of all distributions, a complete redemption of the investment at the net asset value at the end of the year and no sales or redemption charges (if any). Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Portfolio distributions or the redemption of Portfolio shares.

(d)	Expense ratios exclude the expenses of the Underlying Funds in which the Portfolio invests.
(e)

The portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the portfolio turnover rate may be higher.

16	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS VARIABLE INSURANCE TRUST MULTI-STRATEGY ALTERNATIVES PORTFOLIO

Notes to Financial Statements

December 31, 2019

1.    ORGANIZATION

Goldman Sachs Variable Insurance Trust (the “Trust” or “VIT”) is a Delaware statutory trust registered under the Investment Company Act of 1940, as amended (the “Act”), as an open-end management investment company. The Trust includes the Goldman Sachs Multi-Strategy Alternatives Portfolio (the “Portfolio”). The Portfolio is a diversified portfolio under the Act offering three classes of shares — Institutional, Service and Advisor Shares. Shares of the Trust are offered to separate accounts of participating life insurance companies for the purpose of funding variable annuity contracts and variable life insurance policies.

Goldman Sachs Asset Management, L.P. (“GSAM”), an affiliate of Goldman Sachs & Co. LLC (“Goldman Sachs”), serves as investment adviser to the Portfolio pursuant to a management agreement (the “Agreement”) with the Trust.

The Portfolio invests primarily in a combination of domestic and international equity and fixed income underlying funds (“Underlying Funds”) which are registered under the Act, for which GSAM acts as investment adviser. Additionally, this Portfolio may invest a portion of its assets directly in other securities and instruments, including unaffiliated exchange traded funds (“Unaffiliated Funds”).

2.    SIGNIFICANT ACCOUNTING POLICIES

The financial statements have been prepared in accordance with accounting principles generally accepted in the United States of America (“GAAP”) and require management to make estimates and assumptions that may affect the reported amounts and disclosures. Actual results may differ from those estimates and assumptions. The Portfolio is an investment company under GAAP and follows the accounting and reporting guidance applicable to investment companies.

A.  Investment Valuation — The valuation policy of the Portfolio and Underlying Funds is to value investments at fair value.

B.  Investment Income and Investments — Investment income includes interest income, dividend income, and securities lending income, if any. Interest income is accrued daily and adjusted for amortization of premiums and accretion of discounts. Dividend income is recognized on ex-dividend date or, for certain foreign securities, as soon as such information is obtained subsequent to the ex-dividend date. Non-cash dividends, if any, are recorded at the fair market value of the securities received. Investment transactions are reflected on trade date. Realized gains and losses are calculated using identified cost. Investment transactions are recorded on the following business day for daily net asset value (“NAV”) calculations. Income distributions are recognized as capital gains or income in the financial statements in accordance with the character that is distributed. Distributions received from the Portfolio’s investments in Goldman Sachs Real Estate Securities Fund (the “Underlying Fund invested in REITs”) may be characterized as ordinary income, net capital gain and/or a return of capital. A return of capital is recorded by the Portfolio as a reduction to the cost basis of the REIT.

For derivative contracts, realized gains and losses are recorded upon settlement of the contract.

C.  Class Allocations and Expenses — Investment income, realized and unrealized gain (loss), if any, and non-class specific expenses of each Portfolio are allocated daily based upon the proportion of net assets of each class. Non-class specific expenses directly incurred by the Portfolio are charged to the Portfolio, while such expenses incurred by the Trust are allocated across the applicable Portfolios on a straight-line and/or pro-rata basis depending upon the nature of the expenses. Class-specific expenses, where applicable, are borne by the respective share classes and include Distribution and Service and Transfer Agency fees. Expenses included in the accompanying financial statements reflect the expenses of each Portfolio and do not include any expenses associated with the Underlying Funds. Because the Underlying Funds have varied expense and fee levels and the Portfolio may own different proportions of the Underlying Funds at different times, the amount of fees and expenses incurred indirectly by the Portfolio will vary.

D.  Federal Taxes and Distributions to Shareholders — It is the Portfolio’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended (the “Code”), applicable to regulated investment companies and to distribute each year substantially all of its investment company taxable income and capital gains to its shareholders. Accordingly, the Portfolio is not

GOLDMAN SACHS VARIABLE INSURANCE TRUST MULTI-STRATEGY ALTERNATIVES PORTFOLIO

Notes to Financial Statements (continued)

December 31, 2019

2.    SIGNIFICANT ACCOUNTING POLICIES (continued)

required to make any provisions for the payment of federal income tax. Distributions to shareholders are recorded on the ex-dividend date. Income and capital gains distributions, if any, are declared and paid at least annually.

Net capital losses, if any, are carried forward to future fiscal years and may be used to the extent allowed by the Code to offset any future capital gains. Losses that are carried forward will retain their character as either short-term or long-term capital losses. Utilization of capital loss carryforwards will reduce the requirement of future capital gains distributions.

The characterization of distributions to shareholders for financial reporting purposes is determined in accordance with federal income tax rules, which may differ from GAAP. The source of the Portfolio’s distributions may be shown in the accompanying financial statements as either from distributable earnings or capital. Certain components of the Portfolio’s net assets on the Statement of Assets and Liabilities reflect permanent GAAP/tax differences based on the appropriate tax character.

3.    INVESTMENTS AND FAIR VALUE MEASUREMENTS

U.S. GAAP defines the fair value of a financial instrument as the amount that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date (i.e., the exit price); the Portfolio’s policy is to use the market approach. GAAP establishes a fair value hierarchy that prioritizes the inputs to valuation techniques used to measure fair value. The hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements). The levels used for classifying investments are not necessarily an indication of the risk associated with investing in these investments. The three levels of the fair value hierarchy are described below:

Level 1 — Unadjusted quoted prices in active markets that are accessible at the measurement date for identical, unrestricted assets or liabilities;

Level 2 — Quoted prices in markets that are not active or financial instruments for which significant inputs are observable (including, but not limited to, quoted prices for similar investments, interest rates, foreign exchange rates, volatility and credit spreads), either directly or indirectly;

Level 3 — Prices or valuations that require significant unobservable inputs (including GSAM’s assumptions in determining fair value measurement).

The Board of Trustees (“Trustees”) has approved Valuation Procedures that govern the valuation of the portfolio investments held by the Portfolio, including investments for which market quotations are not readily available. The Trustees have delegated to GSAM day-to-day responsibility for implementing and maintaining internal controls and procedures related to the valuation of the Portfolio’s investments. To assess the continuing appropriateness of pricing sources and methodologies, GSAM regularly performs price verification procedures and issues challenges as necessary to third party pricing vendors or brokers, and any differences are reviewed in accordance with the Valuation Procedures.

A.  Level 1 and Level 2 Fair Value Investments — The valuation techniques and significant inputs used in determining the fair values for investments classified as Level 1 and Level 2 are as follows:

Underlying Funds (including Money Market Funds) — Investments in the Underlying Funds are valued at the NAV per share on the day of valuation. Because the Portfolio invests primarily in other mutual funds that fluctuate in value, the Portfolio’s shares will correspondingly fluctuate in value. These investments are generally classified as Level 1 of the fair value hierarchy. For information regarding an Underlying Fund’s accounting policies and investment holdings, please see the Underlying Fund’s shareholder report.

Derivative Contracts — A derivative is an instrument whose value is derived from underlying assets, indices, reference rates or a combination of these factors. The Portfolio enters into derivative transactions to hedge against changes in interest rates, securities prices, and/or currency exchange rates, to increase total return, or to gain access to certain markets or attain exposure to other underliers. For financial reporting purposes, cash collateral that has been pledged to cover obligations of a Fund and cash collateral

GOLDMAN SACHS VARIABLE INSURANCE TRUST MULTI-STRATEGY ALTERNATIVES PORTFOLIO

3.    INVESTMENTS AND FAIR VALUE MEASUREMENTS (continued)

received, if any, is reported separately on the Statement of Assets and Liabilities as receivables/payables for collateral on certain derivatives contracts. Non-cash collateral pledged by the Portfolio, if any, is noted in the Schedule of Investments.

Exchange-traded derivatives, including futures and options contracts, are generally valued at the last sale or settlement price on the exchange where they are principally traded. Exchange-traded options without settlement prices are generally valued at the midpoint of the bid and ask prices on the exchange where they are principally traded (or, in the absence of two-way trading, at the last bid price for long positions and the last ask price for short positions). Exchange-traded derivatives typically fall within Level 1 of the fair value hierarchy. Over-the-counter (“OTC”) and centrally cleared derivatives are valued using market transactions and other market evidence, including market-based inputs to models, calibration to market-clearing transactions, broker or dealer quotations, or other alternative pricing sources. Where models are used, the selection of a particular model to value OTC and centrally cleared derivatives depends upon the contractual terms of, and specific risks inherent in, the instrument, as well as the availability of pricing information in the market. Valuation models require a variety of inputs, including contractual terms, market prices, yield curves, credit curves, measures of volatility, voluntary and involuntary prepayment rates, loss severity rates and correlations of such inputs. For OTC and centrally cleared derivatives that trade in liquid markets, model inputs can generally be verified and model selection does not involve significant management judgment. OTC and centrally cleared derivatives are classified within Level 2 of the fair value hierarchy when significant inputs are corroborated by market evidence.

i.  Futures Contracts — Futures contracts are contracts to buy or sell a standardized quantity of a specified commodity or security. Upon entering into a futures contract, the Portfolio deposits cash or securities in an account on behalf of the broker in an amount sufficient to meet the initial margin requirement. Subsequent payments are made or received by the Portfolio equal to the daily change in the contract value and are recorded as variation margin receivable or payable with a corresponding offset to unrealized gains or losses.

ii.  Options — When the Portfolio writes call or put options, an amount equal to the premium received is recorded as a liability and is subsequently marked-to-market to reflect the current value of the option written. Swaptions are options on interest rate swap contracts or credit default swap contracts.

Upon the purchase of a call option or a put option by the Portfolio, the premium paid is recorded as an investment and subsequently marked-to-market to reflect the current value of the option. Certain options may be purchased with premiums to be determined on a future date. The premiums for these options are based upon implied volatility parameters at specified terms.

B.  Level 3 Fair Value Investments — To the extent that significant inputs to valuation models and other alternative pricing sources are unobservable, or if quotations are not readily available, or if GSAM believes that such quotations do not accurately reflect fair value, the fair value of the Portfolio’s investments may be determined under Valuation Procedures approved by the Trustees. GSAM, consistent with its procedures and applicable regulatory guidance, may make an adjustment to the most recent valuation prices of either domestic or foreign securities in light of significant events to reflect what it believes to be the fair value of the securities at the time of determining the Portfolio’s NAV. To the extent investments are valued using single source broker quotations obtained directly from the broker or passed through from third party pricing vendors, such investments are classified as Level 3 investments.

GOLDMAN SACHS VARIABLE INSURANCE TRUST MULTI-STRATEGY ALTERNATIVES PORTFOLIO

Notes to Financial Statements (continued)

December 31, 2019

3.    INVESTMENTS AND FAIR VALUE MEASUREMENTS (continued)

C.  Fair Value Hierarchy — The following is a summary of the Portfolio’s investments and derivatives classified in the fair value hierarchy as of December 31, 2019:

Investment Type	Level 1	Level 2	Level 3

Assets
Equity Underlying Funds	$5,760,284	$—	$—
Fixed Income Underlying Funds	11,851,870	—	—
Exchange Traded Fund	345,393	—	—
Investment Company	1,173,715	—	—
Securities Lending Reinvestment Vehicle	300,150	—	—

Total	$19,431,412	$—	$—

Derivative Type

Assets
Futures Contracts(a)	$24,533	$—	$—
Purchased Options Contracts	175,694	—	—

Total	$200,227	$—	$—

(a)	Amount shown represents unrealized gain (loss) at fiscal year end.

For further information regarding security characteristics, see the Schedule of Investments.

4.    INVESTMENTS IN DERIVATIVES

The following table sets forth, by certain risk types, the gross value of derivative contracts (not considered to be hedging instruments for accounting disclosure purposes) as of December 31, 2019. These instruments were used as part of the Portfolio’s investment strategies and to obtain and/or manage exposure related to the risks below. The values in the table below exclude the effects of cash collateral received or posted pursuant to these derivative contracts, and therefore are not representative of the Portfolio’s net exposure.

Risk	Statement of Assets and Liabilities	Assets		Statement of Assets and Liabilities	Liabilities
Equity	Variation margin on futures contracts	$24,533	(a)	—	$—
Interest Rate	Purchased options contracts, at value	175,694		—	—

Total		$200,227			$—

(a)

Includes unrealized gain (loss) on futures contracts described in the Additional Investment Information section of the Schedule of Investments. Only the variation margin as of December 31, 2019 is reported within the Statement of Assets and Liabilities.

GOLDMAN SACHS VARIABLE INSURANCE TRUST MULTI-STRATEGY ALTERNATIVES PORTFOLIO

4.    INVESTMENTS IN DERIVATIVES (continued)

The following table sets forth, by certain risk types, the Portfolio’s gains (losses) related to these derivatives and their indicative volumes for the fiscal year ended December 31, 2019. These gains (losses) should be considered in the context that these derivative contracts may have been executed to create investment opportunities and/or economically hedge certain investments, and accordingly, certain gains (losses) on such derivative contracts may offset certain (losses) gains attributable to investments. These gains (losses) are included in “Net realized gain (loss)” or “Net change in unrealized gain (loss)” on the Statement of Operations.

Risk	Statement of Operations	Net Realized Gain (Loss)	Net Change in Unrealized Gain (Loss)	Average Number of Contracts(a)
Equity	Net realized gain (loss) from futures contracts/Net change in unrealized gain (loss) on futures contracts	$151,934	$18,033	12
Interest Rate	Net realized gain (loss) from futures contracts and purchased options/Net change in unrealized gain (loss) on futures contracts and purchased options	48,082	(48,998)	248

Total		$200,016	$(30,965)	260

(a)	Average number of contracts is based on the average of month end balances for the fiscal year ended December 31, 2019.

5.    AGREEMENTS AND AFFILIATED TRANSACTIONS

A.  Management Agreement — Under the Agreement, GSAM manages the Portfolio, subject to the general supervision of the Trustees.

As compensation for the services rendered pursuant to the Agreement, the assumption of the expenses related thereto and administration of the Portfolio’s business affairs, including providing facilities, GSAM is entitled to a management fee, accrued daily and paid monthly, equal to an annual percentage rate of 0.15% of the Portfolio’s average daily net assets. GSAM has agreed to waive all of its management fee. The management fee waiver will remain in effect through at least April 30, 2020, and prior to such date, GSAM may not terminate the arrangement without the approval of the Board of Trustees. For the fiscal year ended December 31, 2019, GSAM waived $25,725 of its management fee.

The Portfolio invests in Institutional Shares of the Goldman Sachs Financial Square Government Fund, which is an affiliated Underlying Fund. GSAM has agreed to waive a portion of its management fee payable by the Portfolio in an amount equal to the management fee it earns as an investment adviser to the affiliated Underlying Fund in which the Portfolio invests, except those management fees it earns from the Portfolio’s investments of cash collateral received in connection with securities lending transactions in the Goldman Sachs Financial Square Government Fund. For the fiscal year ended December 31, 2019, GSAM waived $1,008 of the Portfolio’s management fee.

B.  Distribution and/or Service (12b-1) Plans — The Trust, on behalf of Service Shares of the Portfolio, has adopted a Distribution and Service Plan subject to Rule 12b-1 under the Act. Under the Distribution and Service Plan, Goldman Sachs, which serves as distributor (the “Distributor”), is entitled to a fee accrued daily and paid monthly, for distribution services and personal and account maintenance services, which may then be paid by Goldman Sachs to authorized dealers, equal to, on an annual basis, 0.25% of the Portfolio’s average daily net assets attributable to Service Shares.

The Trust, on behalf of Advisor Shares of the Portfolio, has adopted a Distribution Plan subject to Rule 12b-1 under the Act. Under the Distribution Plan, Goldman Sachs as Distributor is entitled to a fee accrued daily and paid monthly for distribution services, which may then be paid by Goldman Sachs to authorized dealers, equal to, on an annual basis, 0.15% of the Portfolio’s average daily net assets attributable to Advisor Shares.

C.  Service Plans — The Trust, on behalf of Advisor Shares of the Portfolio, has adopted a Service Plan to allow Advisor Shares to compensate service organizations (including Goldman Sachs) for providing varying levels of personal and account maintenance and administration services to their customers who are beneficial owners of such shares. The Service Plans each provide for

GOLDMAN SACHS VARIABLE INSURANCE TRUST MULTI-STRATEGY ALTERNATIVES PORTFOLIO

Notes to Financial Statements (continued)

December 31, 2019

5.    AGREEMENTS AND AFFILIATED TRANSACTIONS (continued)

compensation to the service organizations equal to 0.25% of the average daily net assets attributable to Advisor Shares of the Portfolio.

D.  Transfer Agency Agreement — Goldman Sachs also serves as the transfer agent of the Portfolio for a fee pursuant to the Transfer Agency Agreement. The fees charged for such transfer agency services are accrued daily and paid monthly at an annual rate of 0.02% of the average daily net assets of Institutional, Service and Advisor Shares.

E.  Other Expense Agreements and Affiliated Transactions — GSAM has agreed to reduce or limit certain “Other Expenses” of the Portfolio (excluding acquired fund fees and expenses, transfer agency fees and expenses, service fees and shareholder administration fees (as applicable), taxes, interest, brokerage fees, expenses of shareholder meetings, litigation and indemnification, and extraordinary expenses) to the extent such expenses exceed, on an annual basis, a percentage rate of the average daily net assets of the Portfolio. Such Other Expense reimbursements, if any, are accrued daily and paid monthly. In addition, the Portfolio is not obligated to reimburse GSAM for prior fiscal year expense reimbursements, if any. The Other Expense limitation as an annual percentage rate of average daily net assets for the Portfolio is 0.204%. The Other Expense limitation will remain in place through at least April 30, 2020, and prior to such date GSAM may not terminate the arrangement without the approval of the Trustees. In addition, the Portfolio has entered into certain offset arrangements with the custodian and the transfer agent, which may result in a reduction of the Portfolio’s expenses and are received irrespective of the application of the “Other Expense” limitation described above.

For the fiscal year ended December 31, 2019, these expense reductions, including any fee waivers and Other Expense reimbursements, were as follows:

Management Fee Waiver	Custody Fee Credits	Other Expense Reimbursement	Total Expense Reductions

$26,733	$600	$206,503	$233,836

F.  Line of Credit Facility — As of December 31, 2019, the Portfolio participated in a $580,000,000 committed, unsecured revolving line of credit facility (the “facility”) together with other funds of the Trust and certain registered investment companies having management agreements with GSAM or its affiliates. This facility is to be used for temporary emergency purposes, or to allow for an orderly liquidation of securities to meet redemption requests. The interest rate on borrowings is based on the federal funds rate. The facility also requires a fee to be paid by the Portfolio based on the amount of the commitment that has not been utilized. For the fiscal year ended December 31, 2019, the Portfolio did not have any borrowings under the facility. Prior to April 30, 2019 the facility was $770,000,000.

GOLDMAN SACHS VARIABLE INSURANCE TRUST MULTI-STRATEGY ALTERNATIVES PORTFOLIO

5.    AGREEMENTS AND AFFILIATED TRANSACTIONS (continued)

G.  Other Transactions with Affiliates — The Portfolio invests primarily in Class R6 Shares of the Underlying Funds. These Underlying Funds are considered to be affiliated with the Portfolios. The tables below show the transactions in and earnings from investments in these Underlying Funds for the fiscal year ended December 31, 2019:

Underlying Funds	Beginning Value as of December 31, 2018	Purchases at Cost	Proceeds from Sales	Net Realized Gain (Loss) from Affiliated Investment Company	Change in Unrealized Appreciation (Depreciation)	Ending Value as of December 31, 2019	Shares as of December 31, 2019	Dividend Income from Affiliated Investment Company	Capital Gain Distributions from Affiliated Investment Company
Goldman Sachs Alternative Premia Fund	$1,088,711	$290,000	$(465,000)	$(39,053)	$46,263	$920,921	112,720	$—	$—
Goldman Sachs Absolute Return Tracker Fund	977,566	497,774	(40,000)	580	63,988	1,499,908	154,311	19,345	33,428
Goldman Sachs Emerging Markets Debt Fund	1,354,777	393,935	(75,000)	(6,100)	128,192	1,795,804	144,590	62,649	—
Goldman Sachs Emerging Markets Equity Insights Fund	511,446	199,045	(60,000)	(3,130)	76,694	724,055	73,808	14,045	—
Goldman Sachs Financial Square Government Fund (Institutional Shares)	191,106	4,963,755	(3,981,146)	—	—	1,173,715	1,173,715	12,078	—
Goldman Sachs High Yield Floating Rate Fund	1,048,669	303,241	(30,000)	(1,255)	41,691	1,362,346	144,011	63,178	—
Goldman Sachs High Yield Fund	763,723	220,211	(30,000)	(1,836)	73,531	1,025,629	157,547	50,146	—
Goldman Sachs Local Emerging Markets Debt Fund	448,457	43,395	(519,253)	(1,358)	28,759	—	—	8,766	—
Goldman Sachs Long Short Credit Strategies Fund	1,644,600	614,900	(30,000)	(3,063)	52,509	2,278,946	261,948	95,816	—
Goldman Sachs Managed Futures Strategy Fund	2,017,781	736,671	(30,000)	(1,715)	(118,106)	2,604,631	263,894	156,288	18,383
Goldman Sachs Real Estate Securities Fund	479,541	135,342	(30,000)	(9,303)	35,062	610,642	44,153	10,167	85,175
Goldman Sachs Strategic Income Fund	1,428,213	440,545	(40,000)	(327)	35,162	1,863,593	201,252	43,455	—
Goldman Sachs Tactical Exposure Fund	2,247,480	218,000	(2,528,772)	(109,466)	172,758	—	—	—	—
Goldman Sachs Tactical Tilt Overlay Fund	—	2,966,366	—	—	(40,687)	2,925,679	303,179	34,366	—

Total	$14,202,070	$12,023,180	$(7,859,171)	$(176,026)	$595,816	$18,785,869		$570,299	$136,986

GOLDMAN SACHS VARIABLE INSURANCE TRUST MULTI-STRATEGY ALTERNATIVES PORTFOLIO

Notes to Financial Statements (continued)

December 31, 2019

6.    PORTFOLIO SECURITIES TRANSACTIONS

The cost of purchases and proceeds from sales and maturities of long-term securities for the fiscal year ended December 31, 2019, were $7,404,052 and $4,311,693, respectively.

7.    SECURITIES LENDING

The Portfolio may lend its securities through a securities lending agent, the Bank of New York Mellon (“BNYM”), to certain qualified borrowers. In accordance with the Portfolio’s securities lending procedures, the Portfolio receives cash collateral at least equal to the market value of the securities on loan. The market value of the loaned securities is determined at the close of business of the Portfolio, at their last sale price or official closing price on the principal exchange or system on which they are traded, and any additional required collateral is delivered to the Portfolio on the next business day. As with other extensions of credit, the Portfolio may experience delay in the recovery of its securities or incur a loss should the borrower of the securities breach its agreement with the Portfolio or become insolvent at a time when the collateral is insufficient to cover the cost of repurchasing securities on loan. Dividend income received from securities on loan may not be subject to withholding taxes and therefore withholding taxes paid may differ from the amounts listed in the Statement of Operations. Loans of securities are terminable at any time and as such 1) the remaining contractual maturities of the outstanding securities lending transactions are considered to be overnight and continuous and 2) the borrower, after notice, is required to return borrowed securities within the standard time period for settlement of securities transactions.

The Portfolio invests the cash collateral received in connection with securities lending transactions in the Goldman Sachs Financial Square Government Fund (“Government Money Market Fund”), an affiliated series of the Goldman Sachs Trust. The Government Money Market Fund is registered under the Act as an open end investment company, is subject to Rule 2a-7 under the Act, and is managed by GSAM, for which GSAM may receive a management fee of up to 0.16% on an annualized basis of the average daily net assets of the Government Money Market Fund.

In the event of a default by a borrower with respect to any loan, BNYM may exercise any and all remedies provided under the applicable borrower agreement to make the Portfolio whole. These remedies include purchasing replacement securities by applying the collateral held from the defaulting broker against the purchase cost of the replacement securities. If BNYM is unable to purchase replacement securities, BNYM will indemnify the Portfolio by paying the Portfolio an amount equal to the market value of the securities loaned minus the value of cash collateral received from the borrower for the loan, subject to an exclusion for any shortfalls resulting from a loss of value in such cash collateral due to reinvestment risk. The Portfolio’s master netting agreements with certain borrowers provide the right, in the event of a default (including bankruptcy or insolvency), for the non-defaulting party to liquidate the collateral and calculate net exposure to the defaulting party or request additional collateral. However, in the event of a default by a borrower, a resolution authority could determine that such rights are not enforceable due to the restrictions or prohibitions against the right of set-off that may be imposed in accordance with a particular jurisdiction’s bankruptcy or insolvency laws. The Portfolio’s loaned securities were all subject to enforceable Securities Lending Agreements and the value of the collateral was at least equal to the value of the cash received. The amounts of the Portfolio’s overnight and continuous agreements, which represent the gross amounts of recognized liabilities for securities lending transactions outstanding as of December 31, 2019, are disclosed as “Payable upon return of securities loaned” on the Statement of Assets and Liabilities, where applicable.

Both the Portfolio and BNYM received compensation relating to the lending of the Portfolio’s securities. The amounts earned, if any, by the Portfolio for the fiscal year ended December 31, 2019, are reported under Investment Income on the Statement of Operations.

The following table provides information about the Portfolio’s investment in the Government Money Market Fund for the fiscal year ended December 31, 2019:

Beginning Value as of December 31, 2018	Purchases at Cost	Proceeds from Sales	Ending Value as of December 31, 2019

$191,250	$1,962,798	$(1,853,898)	$300,150

GOLDMAN SACHS VARIABLE INSURANCE TRUST MULTI-STRATEGY ALTERNATIVES PORTFOLIO

8.    TAX INFORMATION

The tax character of distributions paid during the fiscal years ended December 31, 2018 and December 31, 2019 was as follows:

	2018	2019
Distributions paid from ordinary income	$359,098	$500,149

As of December 31, 2019, the components of accumulated earnings (losses) on a tax-basis were as follows:

Undistributed ordinary income — net	$67,185
Capital loss carryforwards:(1)
Perpetual Short-term	(520,976)
Perpetual Long-term	(428,144)
Total capital loss carryforwards	$(949,120)
Unrealized losses — net	(461,586)
Total accumulated losses — net	$(1,343,521)

(1)	The Fund utilized $18,220 of capital losses in the current year.

As of December 31, 2019, the Portfolio’s aggregate security unrealized gains and losses based on cost for U.S. federal income tax purposes were as follows:

Tax cost	$19,887,635
Gross unrealized gain	285,015
Gross unrealized loss	(746,601)
Net unrealized loss	$(461,586)

The difference between GAAP-basis and tax-basis unrealized gains (losses) is attributable primarily to wash sales, net mark to market gains (losses) on regulated futures and options contracts and differences in the tax treatment of partnership investments.

GSAM has reviewed the Portfolio’s tax positions for all open tax years (the current and prior three years, as applicable) and has concluded that no provision for income tax is required in the Portfolio’s financial statements. Such open tax years remain subject to examination and adjustment by tax authorities.

9.    OTHER RISKS

The Portfolio’s and Underlying Fund’s risks include, but are not limited to, the following:

Derivatives Risk — The Portfolio’s use of derivatives may result in loss. Derivative instruments, which may pose risks in addition to and greater than those associated with investing directly in securities, currencies or other instruments, may be illiquid or less liquid, volatile, difficult to price and leveraged so that small changes in the value of the underlying instruments may produce disproportionate losses to the Portfolio. Derivatives are also subject to counterparty risk, which is the risk that the other party in the transaction will not fulfill its contractual obligation. The use of derivatives is a highly specialized activity that involves investment techniques and risks different from those associated with investments in more traditional securities and instruments. Losses from derivatives can also result from a lack of correlation between changes in the value of derivative instruments and the portfolio assets (if any) being hedged.

GOLDMAN SACHS VARIABLE INSURANCE TRUST MULTI-STRATEGY ALTERNATIVES PORTFOLIO

Notes to Financial Statements (continued)

December 31, 2019

9.    OTHER RISKS (continued)

Interest Rate Risk — When interest rates increase, fixed income securities or instruments held by the Portfolio will generally decline in value. Long-term fixed income securities or instruments will normally have more price volatility because of this risk than short-term fixed income securities or instruments. The risks associated with changing interest rates may have unpredictable effects on the markets and the Portfolio’s investments. Fluctuations in interest rates may also affect the liquidity of fixed income securities and instruments held by the Portfolio.

Investments in the Underlying Funds — The investments of the Portfolio are concentrated in the Underlying Funds, and the Portfolio’s investment performance is directly related to the investment performance of the Underlying Funds it holds. The Portfolio is subject to the risk factors associated with the investments of the Underlying Funds in direct proportion to the amount of assets allocated to each. To the extent that the Portfolio has a relative concentration of its portfolio in a single Underlying Fund, the Portfolio may be more susceptible to adverse developments affecting that Underlying Fund, and may be more susceptible to losses because of these developments.

Investments in Other Investment Companies Risk — As a shareholder of another investment company, including an ETF, the Portfolio will indirectly bear its proportionate share of any net management fees and other expenses paid by such other investment companies, in addition to the fees and expenses regularly borne by the Portfolio. ETFs are subject to risks that do not apply to conventional mutual funds, including but not limited to the following: (i) the market price of the ETF’s shares may trade at a premium or a discount to their NAV; and (ii) an active trading market for an ETF’s shares may not develop or be maintained.

Large Shareholder Transactions Risk — The Portfolio or an Underlying Fund may experience adverse effects when certain large shareholders, such as other funds, participating insurance companies, accounts and Goldman Sachs affiliates, purchase or redeem large amounts of shares of the Portfolio or an Underlying Fund. Such large shareholder redemptions, which may occur rapidly or unexpectedly, may cause the Portfolio or an Underlying Fund to sell portfolio securities at times when it would not otherwise do so, which may negatively impact the Portfolio’s or an Underlying Fund’s NAV and liquidity. These transactions may also accelerate the realization of taxable income to shareholders if such sales of investments resulted in gains, and may also increase transaction costs. In addition, a large redemption could result in the Portfolio’s or an Underlying Fund’s current expenses being allocated over a smaller asset base, leading to an increase in the Portfolio’s or an Underlying Fund’s expense ratio. Similarly, large Portfolio or Underlying Fund share purchases may adversely affect the Portfolio’s or an Underlying Fund’s performance to the extent that the Portfolio or an Underlying Fund is delayed in investing new cash or otherwise maintains a larger cash position than it ordinarily would.

Liquidity Risk — The Portfolio or Underlying Fund may make investments that are illiquid or that may become less liquid in response to market developments or adverse investor perceptions. Illiquid investments may be more difficult to value. Liquidity risk may also refer to the risk that the Portfolio or an Underlying Fund will not be able to pay redemption proceeds within the allowable time period or without significant dilution to remaining investors’ interests because of unusual market conditions, an unusually high volume of redemption requests, or other reasons. To meet redemption requests, the Portfolio or an Underlying Fund may be forced to sell investments at an unfavorable time and/ or under unfavorable conditions. If the Portfolio or an Underlying Fund is forced to sell securities at an unfavorable time and/or under unfavorable conditions, such sales may adversely affect the Portfolio’s or Underlying Fund’s NAV and dilute remaining investors’ interests. These risks may be more pronounced in connection with the Portfolio’s or Underlying Fund’s investments in securities of issuers located in emerging market countries. Redemptions by large shareholders may have a negative impact on the Portfolio’s liquidity.

Market and Credit Risks — In the normal course of business, the Portfolio and the Underlying Fund trade financial instruments and enter into financial transactions where risk of potential loss exists due to changes in the market (market risk). Additionally, the Portfolio and/or Underlying Fund may also be exposed to credit risk in the event that an issuer or guarantor fails to perform or that an institution or entity with which the Portfolio and the Underlying Fund have unsettled or open transactions defaults.

GOLDMAN SACHS VARIABLE INSURANCE TRUST MULTI-STRATEGY ALTERNATIVES PORTFOLIO

10.    INDEMNIFICATIONS

Under the Trust’s organizational documents, its Trustees, officers, employees and agents are indemnified, to the extent permitted by the Act and state law, against certain liabilities that may arise out of performance of their duties to the Portfolio. Additionally, in the course of business, the Portfolio enters into contracts that contain a variety of indemnification clauses. The Portfolio’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Portfolio that have not yet occurred. However, GSAM believes the risk of loss under these arrangements to be remote.

11.    OTHER MATTERS

On November 5, 2019, a definitive proxy statement (“proxy”) was filed with the SEC to elect certain Trustees to the Trust. The Portfolio will bear its respective share of the proxy, shareholder meeting and other related costs and GSAM has agreed to reimburse the Portfolio to the extent such expenses exceed a specified percentage of the Portfolio’s net assets.

12.    SUBSEQUENT EVENTS

Subsequent events after the Statement of Assets and Liabilities date other than above have been evaluated, and GSAM has concluded that there is no impact requiring adjustment or disclosure in the financial statements.

13.    SUMMARY OF SHARE TRANSACTIONS

Share activity is as follows:

	For the Fiscal Year Ended December 31, 2019		For the Fiscal Year Ended December 31, 2018
	Shares	Dollars	Shares	Dollars
Institutional Shares
Shares sold	62,887	$570,355	53,822	$488,301
Reinvestment of distributions	4,140	37,340	2,400	20,403
Shares redeemed	(9,524)	(86,531)	(16,933)	(153,669)
	57,503	521,164	39,289	355,035
Service Shares
Shares sold	238,728	2,174,547	84,312	762,281
Reinvestment of distributions	8,549	77,108	2,398	20,381
Shares redeemed	(25,812)	(233,897)	(2,657)	(23,809)
	221,465	2,017,758	84,053	758,853
Advisor Shares
Shares sold	347,196	3,121,719	539,263	4,918,086
Reinvestment of distributions	42,903	385,701	37,581	318,314
Shares redeemed	(262,490)	(2,337,508)	(648,355)	(5,801,233)
	127,609	1,169,912	(71,511)	(564,833)

NET INCREASE	406,577	$3,708,834	51,831	$549,055

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of Goldman Sachs Variable Insurance Trust and Shareholders of Goldman Sachs Multi-Strategy Alternatives Portfolio

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Goldman Sachs Multi-Strategy Alternatives Portfolio (one of the portfolios constituting Goldman Sachs Variable Insurance Trust, referred to hereafter as the “Portfolio”) as of December 31, 2019, the related statement of operations for the year ended December 31, 2019, the statements of changes in net assets for each of the two years in the period ended December 31, 2019, including the related notes, and the financial highlights for each of the periods indicated therein (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Portfolio as of December 31, 2019, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended December 31, 2019 and the financial highlights for each of the periods indicated therein in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Portfolio’s management. Our responsibility is to express an opinion on the Portfolio’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Portfolio in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of December 31, 2019 by correspondence with the custodian, transfer agent and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Boston, Massachusetts

February 14, 2020

We have served as the auditor of one or more investment companies in the Goldman Sachs fund complex since 2000.

GOLDMAN SACHS VARIABLE INSURANCE TRUST MULTI-STRATEGY ALTERNATIVES PORTFOLIO

Voting Results of Special Meeting of Shareholders (Unaudited)

A Special Meeting (the “Meeting”) of the Goldman Sachs Variable Insurance Trust (“VIT”) was held on January 23, 2020 to consider and act upon the proposal below. The Fund will amortize its respective share of the proxy, shareholder meeting and other related costs and GSAM has agreed to reimburse the Fund to the extent such expenses exceed a specified percentage of the Fund’s net assets.

At the Meeting, Dwight L. Bush, Kathryn A. Cassidy, Joaquin Delgado and Gregory G. Weaver were elected to the Trust’s Board of Trustees. In electing trustees, the Trust’s shareholders voted as follows:

Proposal 1. Election of Trustees	For	Against	Withheld	Broker Non-Votes

Dwight L. Bush	745,493,677.130	0	17,848,840.639	0

Kathryn A. Cassidy	746,559,784.810	0	16,782,732.959	0

Joaquin Delgado	744,593,456.532	0	18,749,061.237	0

Gregory G. Weaver	746,707,039.321	0	16,635,478.448	0

GOLDMAN SACHS VARIABLE INSURANCE TRUST MULTI-STRATEGY ALTERNATIVES PORTFOLIO

Portfolio Expenses — Six Month Period Ended December 31, 2019 (Unaudited)

As a shareholder of Institutional, Service or Advisor Shares of the Portfolio, you incur ongoing costs, including management fees, distribution and/or service (12b-1) fees (with respect to Service and Advisor Shares) and other Portfolio expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in Institutional Shares, Service Shares and Advisor Shares of the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from July 1, 2019 through December 31, 2019, which represents a period of 184 days of a 365 day year.

Actual Expenses — The first line under each share class in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000=8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes — The second line under each share class in the table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual net expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only. As a shareholder of the Portfolio you do not incur any transaction costs, such as sales charges, redemption fees, or exchange fees, but shareholders of other funds may incur such costs. The second line of the table is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds whose shareholders may incur transaction costs.

Share Class	Beginning Account Value 07/01/19	Ending Account Value 12/31/19		Expenses Paid for the 6 Months Ended 12/31/19*
Institutional

Actual	$1,000	$1,017.00		$1.22
Hypothetical 5% return	1,000	1,023.00	+	1.22
Service

Actual	1,000	1,015.50		2.49
Hypothetical 5% return	1,000	1,022.74	+	2.50
Advisor

Actual	1,000	1,014.40		3.25
Hypothetical 5% return	1,000	1,021.98	+	3.26

+	Hypothetical expenses are based on the Portfolio’s actual annualized net expense ratios and an assumed rate of return of 5% per year before expenses.

*

Expenses are calculated using the Portfolio’s annualized net expense ratio for each class, which represents the ongoing expenses as a percentage of net assets for the six months ended December 31, 2019. Expenses are calculated by multiplying the annualized net expense ratio by the average account value for the period; then multiplying the result by the number of days in the most recent fiscal half year; and then dividing that result by the number of days in the fiscal year. The annualized net expense ratios for the period were 0.24%, 0.49% and 0.64% for Institutional, Service and Advisor Shares, respectively.

GOLDMAN SACHS VARIABLE INSURANCE TRUST MULTI-STRATEGY ALTERNATIVES PORTFOLIO

Trustees and Officers (Unaudited)

Independent Trustees

Name, Address and Age[1]	Position(s) Held with the Trust	Term of Office and Length of Time Served[2]	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee[3]	Other Directorships Held by Trustee[4]
Jessica Palmer Age: 70	Chair of the Board of Trustees	Since 2018 (Trustee since 2007)	Ms. Palmer is retired. She was formerly Consultant, Citigroup Human Resources Department (2007-2008); Managing Director, Citigroup Corporate and Investment Banking (previously, Salomon Smith Barney/Salomon Brothers) (1984-2006). Ms. Palmer was a Member of the Board of Trustees of Indian Mountain School (private elementary and secondary school) (2004-2009). Chair of the Board of Trustees — Goldman Sachs Trust and Goldman Sachs Variable Insurance Trust.	102	None
Kathryn A. Cassidy Age: 65	Trustee	Since 2015	Ms. Cassidy is retired. Formerly, she was Advisor to the Chairman (May 2014-December 2014); and Senior Vice President and Treasurer (2008-2014), General Electric Company & General Electric Capital Corporation (technology and financial services companies). Trustee — Goldman Sachs Trust and Goldman Sachs Variable Insurance Trust.	102	None
Diana M. Daniels Age: 70	Trustee	Since 2007	Ms. Daniels is retired. Formerly, she was Vice President, General Counsel and Secretary, The Washington Post Company (1991-2006). Ms. Daniels is a Trustee Emeritus and serves as a Presidential Councillor of Cornell University (2013-Present); former Member of the Legal Advisory Board, New York Stock Exchange (2003-2006) and of the Corporate Advisory Board, Standish Mellon Management Advisors (2006-2007). Trustee — Goldman Sachs Trust and Goldman Sachs Variable Insurance Trust.	102	None
Roy W. Templin Age: 59	Trustee	Since 2013

Mr. Templin is retired. He is Director, Armstrong World Industries, Inc. (a designer and manufacturer of ceiling, wall and suspension system solutions) (2016-Present); and was formerly Chairman of the Board of Directors, Con-Way Incorporated (a transportation, logistics and supply chain management service company) (2014-2015); Executive Vice President and Chief Financial Officer, Whirlpool Corporation (an appliance manufacturer and marketer) (2004-2012). Previously, Mr. Templin served as an Advisory Board Member of Goldman Sachs Trust and Goldman Sachs Variable Insurance Trust (June 2013-October 2013).

Trustee — Goldman Sachs Trust and Goldman Sachs Variable Insurance Trust.

				102	Armstrong World Industries, Inc. (a ceiling, wall and suspension systems solutions manufacturer)
Gregory G. Weaver Age: 68	Trustee	Since 2015	Mr. Weaver is retired. He is Director, Verizon Communications Inc. (2015-Present); and was formerly Chairman and Chief Executive Officer, Deloitte & Touche LLP (a professional services firm) (2001-2005 and 2012-2014); and Member of the Board of Directors, Deloitte & Touche LLP (2006-2012). Trustee — Goldman Sachs Trust and Goldman Sachs Variable Insurance Trust.	102	Verizon Communications Inc.

GOLDMAN SACHS VARIABLE INSURANCE TRUST MULTI-STRATEGY ALTERNATIVES PORTFOLIO

Trustees and Officers (Unaudited) (continued)

Interested Trustee*

Name, Address and Age[1]	Position(s) Held with the Trust	Term of Office and Length of Time Served[2]	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee[3]	Other Directorships Held by Trustee[4]
James A. McNamara Age: 57	President and Trustee	Since 2007

Advisory Director, Goldman Sachs (January 2018-Present); Managing Director, Goldman Sachs (January 2000-December 2017); Director of Institutional Fund Sales, GSAM (April 1998-December 2000); and Senior Vice President and Manager, Dreyfus Institutional Service Corporation (January 1993-April 1998).

President and Trustee — Goldman Sachs Trust; Goldman Sachs Variable Insurance Trust; Goldman Sachs Trust II; Goldman Sachs MLP Income Opportunities Fund; Goldman Sachs MLP and Energy Renaissance Fund; Goldman Sachs ETF Trust; Goldman Sachs Credit Income Fund; and Goldman Sachs Real Estate Diversified Income Fund.

				165	None

Advisory Board Members

Name, Address, Age[1]	Position(s) Held with the Trust	Term of Office and Length of Time Served[2]	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Advisory Board Member[3]	Other Directorships Held by Advisory Board Member[4]
Dwight L. Bush Age: 62	Advisory Board Member	Since 2019	Ambassador Bush is President and CEO of D.L. Bush & Associates (a financial advisory and private investment firm) (2002-2014 and 2017-present); and was formerly U.S. Ambassador to the Kingdom of Morocco (2014-2017) and a Member of the Board of Directors of Santander Bank, N.A. (2018-2019). Advisory Board Member — Goldman Sachs Trust and Goldman Sachs Variable Insurance Trust.	102	None
Joaquin Delgado Age: 59	Advisory Board Member	Since 2019	Dr. Delgado is retired. He is Director, Hexion Inc. (a specialty chemical manufacturer) (2019-present); and Director, Stepan Company (a specialty chemical manufacturer) (2011-present); and was formerly Executive Vice President, Consumer Business Group of 3M Company (July 2016-July 2019); and Executive Vice President, Health Care Business Group of 3M Company (October 2012-July 2016). Advisory Board Member — Goldman Sachs Trust and Goldman Sachs Variable Insurance Trust.	102	Stepan Company (a specialty chemical manufacturer)

*

Mr. McNamara is considered to be an “Interested Trustee” because he holds positions with Goldman Sachs and owns securities issued by The Goldman Sachs Group, Inc. Mr. McNamara holds comparable positions with certain other companies of which Goldman Sachs, GSAM or an affiliate thereof is the investment adviser, administrator and/or distributor.

[1]

Each Trustee and Advisory Board Member may be contacted by writing to the Trustee or Advisory Board Member, c/o Goldman Sachs, 200 West Street, New York, New York, 10282, Attn: Caroline Kraus. Information is provided as of December 31, 2019.

[2]

Subject to such policies as may be adopted by the Board from time-to-time, each Trustee holds office for an indefinite term, until the earliest of: (a) the election of his or her successor; (b) the date the Trustee resigns or is removed by the Board or shareholders, in accordance with the Trust’s Declaration of Trust; or (c) the termination of the Trust. The Board has adopted policies which provide that (a) no Trustee shall hold office for more than 15 years and (b) a Trustee shall retire as of December 31st of the calendar year in which he or she reaches his or her 74th birthday, unless a waiver of such requirements shall have been adopted by a majority of the other Trustees. These policies may be changed by the Trustees without shareholder vote.

[3]

The Goldman Sachs Fund Complex includes certain other companies listed above for each respective Trustee. As of December 31, 2019, Goldman Sachs Trust consisted of 89 portfolios; Goldman Sachs Variable Insurance Trust consisted of 13 portfolios; Goldman Sachs Trust II consisted of 19 portfolios (17 of which offered shares to the public); Goldman Sachs MLP Income Opportunities Fund, Goldman Sachs MLP and Energy Renaissance Fund, Goldman Sachs Credit Income Fund and Goldman Sachs Real Estate Diversified Income Fund each consisted of one portfolio; and Goldman Sachs ETF Trust consisted of 40 portfolios (21 of which offered shares to the public).

[4]

This column includes only directorships of companies required to report to the Securities and Exchange Commission under the Securities Exchange Act of 1934 (i.e., “public companies”) or other investment companies registered under the Act.

Additional information about the Trustees is available in the Portfolio’s Statement of Additional Information, which can be obtained from Goldman Sachs free of charge by calling this toll-free number (in the United States of America): 1-800-526-7384. Additional information about the Advisory Board Members will be available in the Portfolio’s Statement of Additional Information dated April 30, 2020, which will be available from Goldman Sachs free of charge by calling this toll-free number (in the United States of America): 1-800-526-7384.

GOLDMAN SACHS VARIABLE INSURANCE TRUST MULTI-STRATEGY ALTERNATIVES PORTFOLIO

Trustees and Officers (Unaudited) (continued)

Officers of the Trust*

Name, Address and Age[1]	Position(s) Held with the Trust	Term of Office and Length of Time Served[2]	Principal Occupation(s) During Past 5 Years
James A. McNamara 200 West Street New York, NY 10282 Age: 57	Trustee and President	Since 2007

Advisory Director, Goldman Sachs (January 2018-Present); Managing Director, Goldman Sachs (January 2000-December 2017); Director of Institutional Fund Sales, GSAM (April 1998-December 2000); and Senior Vice President and Manager, Dreyfus Institutional Service Corporation (January 1993-April 1998).

President and Trustee — Goldman Sachs Trust; Goldman Sachs Variable Insurance Trust; Goldman Sachs Trust II; Goldman Sachs MLP Income Opportunities Fund; Goldman Sachs MLP and Energy Renaissance Fund; Goldman Sachs ETF Trust; Goldman Sachs Credit Income Fund; and Goldman Sachs Real Estate Diversified Income Fund.

Caroline L. Kraus 200 West Street New York, NY 10282 Age: 42	Secretary	Since 2012

Managing Director, Goldman Sachs (January 2016-Present); Vice President, Goldman Sachs (August 2006-December 2015); Associate General Counsel, Goldman Sachs (2012-Present); Assistant General Counsel, Goldman Sachs (August 2006-December 2011); and Associate, Weil, Gotshal & Manges, LLP (2002-2006).

Secretary — Goldman Sachs Trust (previously Assistant Secretary (2012)); Goldman Sachs Variable Insurance Trust (previously Assistant Secretary (2012)); Goldman Sachs Trust II; Goldman Sachs BDC, Inc.; Goldman Sachs Private Middle Market Credit LLC; Goldman Sachs Private Middle Market Credit II LLC; Goldman Sachs Middle Market Lending Corp.; Goldman Sachs MLP Income Opportunities Fund; Goldman Sachs MLP and Energy Renaissance Fund; Goldman Sachs ETF Trust; Goldman Sachs Credit Income Fund; and Goldman Sachs Real Estate Diversified Income Fund.

Joseph F. DiMaria 30 Hudson Street Jersey City, NJ 07302 Age: 51	Treasurer, Principal Financial Officer and Principal Accounting Officer	Since 2017 (Treasurer and Principal Financial Officer since 2019)

Managing Director, Goldman Sachs (November 2015-Present) and Vice President — Mutual Fund Administration, Columbia Management Investment Advisers, LLC

(May 2010-October 2015).

Treasurer, Principal Financial Officer and Principal Accounting Officer — Goldman Sachs Trust (previously Assistant Treasurer (2016)); Goldman Sachs Variable Insurance Trust (previously Assistant Treasurer (2016)); Goldman Sachs Trust II (previously Assistant Treasurer (2017)); Goldman Sachs MLP Income Opportunities Fund (previously Assistant Treasurer (2017)); Goldman Sachs MLP and Energy Renaissance Fund (previously Assistant Treasurer (2017)); Goldman Sachs ETF Trust (previously Assistant Treasurer (2017)); Goldman Sachs Credit Income Fund; and Goldman Sachs Real Estate Diversified Income Fund.

*

Represents a partial list of officers of the Trust. Additional information about all the officers is available in the Portfolio’s Statement of Additional Information, which can be obtained from Goldman Sachs free of charge by calling this toll-free number (in the United States): 1-800-526-7384.

[1]	Information is provided as of December 31, 2019.
[2]

Officers hold office at the pleasure of the Board of Trustees or until their successors are duly elected and qualified. Each officer holds comparable positions with certain other companies of which Goldman Sachs, GSAM or an affiliate thereof is the investment adviser, administrator and/or distributor.

Goldman Sachs Variable Insurance Trust — Tax Information (Unaudited)

For the year ended December 31, 2019, 0.21% of the dividends paid from net investment company taxable income by the Multi-Strategy Alternatives Portfolio qualify for the dividends received deduction available to corporations.

For the 2019 tax year, the Multi-Strategy Alternatives Portfolio has elected to pass through a credit for taxes paid to foreign jurisdictions. The total amount of income received by the Multi-Strategy Alternatives Portfolio from sources within foreign countries and possessions of the United States was $0.0074 per share, all of which is attributable to qualified passive income. The percentage of net investment income dividends paid by the Portfolio during the year ended December 31, 2019 from foreign sources was 2.49%. The total amount of foreign taxes paid by the Portfolio was $0.0014 per share.

TRUSTEES	OFFICERS
Jessica Palmer, Chair Dwight L. Bush*	James A. McNamara, President Joseph F. DiMaria, Principal Financial Officer,
Kathryn A. Cassidy	Principal Accounting Officer and Treasurer
Diana M. Daniels Joaquin Delgado*	Caroline L. Kraus, Secretary
James A. McNamara
Roy W. Templin
Gregory G. Weaver
* Effective as of January 23, 2020

GOLDMAN SACHS & CO. LLC

Distributor and Transfer Agent

GOLDMAN SACHS ASSET MANAGEMENT, L.P.

Investment Adviser

200 West Street, New York

New York 10282

Visit our web site at www.GSAMFUNDS.com to obtain the most recent month-end returns.

The reports concerning the Portfolio included in this shareholder report may contain certain forward-looking statements about the factors that may affect the performance of the Portfolio in the future. These statements are based on Portfolio management’s predictions and expectations concerning certain future events and their expected impact on the Portfolio, such as performance of the economy as a whole and of specific industry sectors, changes in the levels of interest rates, the impact of developing world events, and other factors that may influence the future performance of the Portfolio. Management believes these forward-looking statements to be reasonable, although they are inherently uncertain and difficult to predict. Actual events may cause adjustments in portfolio management strategies from those currently expected to be employed.

A description of the policies and procedures that the Portfolio uses to determine how to vote proxies relating to portfolio securities and information regarding how the Portfolio voted proxies relating to portfolio securities for the 12-month period ended December 31 is available (i) without charge, upon request by calling 1-800-621-2550; and (ii) on the Securities and Exchange Commission (“SEC”) web site at http://www.sec.gov.

The Portfolio will file its portfolio holdings information for each month in a fiscal quarter within 60 days after the end of the relevant fiscal quarter on Form N-PORT. Portfolio holdings information for the third month of each fiscal quarter will be made available on the SEC’s web site at http://www.sec.gov. Portfolio holdings information may be obtained upon request and without charge by calling 1-800-526-7384 (for Retail Shareholders) or 1-800-621-2550 (for Institutional Shareholders).

Views and opinions expressed are for informational purposes only and do not constitute a recommendation by GSAM to buy, sell, or hold any security. Views and opinions are current as of the date of this presentation and may be subject to change, they should not be construed as investment advice.

Goldman Sachs & Co. LLC (“Goldman Sachs”) does not provide legal, tax or accounting advice. Any statement contained in this communication (including any attachments) concerning U.S. tax matters was not intended or written to be used, and cannot be used, for the purpose of avoiding penalties under the Internal Revenue Code, and was written to support the promotion or marketing of transactions or matters addressed. Clients of Goldman Sachs should obtain their own independent tax advice based on their particular circumstances.

The website links provided are for your convenience only and are not an endorsement or recommendation by GSAM of any of these websites or the products or services offered. GSAM is not responsible for the accuracy and validity of the content of these websites.

Portfolio holdings and allocations shown are as of December 31, 2019 and may not be representative of future investments. Portfolio holdings should not be relied on in making investment decisions and should not be construed as research or investment advice regarding particular securities. Current and future holdings are subject to risk.

References to indices, benchmarks or other measures of relative market performance over a specified period of time are provided for your information only and do not imply that the portfolio will achieve similar results. The index composition may not reflect the manner in which a portfolio is constructed. While an adviser seeks to design a portfolio which reflects appropriate risk and return features, portfolio characteristics may deviate from those of the benchmark.

The Global Industry Classification Standard (“GICS”) was developed by and is the exclusive property and a service mark of Morgan Stanley Capital International Inc. (“MSCI”) and Standard & Poor’s, a division of The McGraw-Hill Companies, Inc. (“S&P”) and is licensed for use by Goldman Sachs. Neither MSCI, S&P nor any other party involved in making or compiling the GICS or any GICS classifications makes any express or implied warranties or representations with respect to such standard or classification (or the results to be obtained by the use thereof), and all such parties hereby expressly disclaim all warranties of originality, accuracy, completeness, merchantability or fitness for a particular purpose with respect to any of such standard or classification. Without limiting any of the foregoing, in no event shall MSCI, S&P, any of their affiliates or any third party involved in making or compiling the GICS or any GICS classifications have any liability for any direct, indirect, special, punitive, consequential or any other damages (including lost profits) even if notified of the possibility of such damages.

The portfolio risk management process includes an effort to monitor and manage risk, but does not imply low risk.

Diversification does not protect an investor from market risk and does not ensure a profit.

Shares of the Goldman Sachs VIT Funds are offered to separate accounts of participating life insurance companies for the purpose of funding variable annuity contracts and variable life insurance policies. Shares of the Portfolio are not offered directly to the general public. The variable annuity contracts and variable life insurance policies are described in the separate prospectuses issued by participating insurance companies. You should refer to those prospectuses for information about surrender charges, mortality and expense risk fees and other charges that may be assessed by participating insurance companies under the variable annuity contracts or variable life insurance policies. Such fees or charges, if any, may affect the return you may realize with respect to your investments. Ask your representative for more complete information. Please consider a fund’s objectives, risks and charges and expenses, and read the prospectus carefully before investing. The prospectus contains this and other information about the Portfolio.

This material is not authorized for distribution to prospective investors unless preceded or accompanied by a current prospectus or summary prospectus, if applicable. Investors should consider the Portfolio’s objective, risks, and charges and expenses, and read the summary prospectus, if available, and/or the prospectus carefully before investing or sending money. The summary prospectus, if available, and the prospectus contain this and other information about the Portfolio and may be obtained from your authorized dealer or from Goldman Sachs & Co. LLC by calling 1-800-621-2550.

This report is prepared for the general information of contract owners and is not an offer of shares of the Goldman Sachs Variable Insurance Trust — Goldman Sachs Multi-Strategy Alternatives Portfolio.

© 2020 Goldman Sachs. All rights reserved.

VITMSAAR-20/192294-OTU-1134413

Goldman

Sachs Variable Insurance Trust

Goldman Sachs Core Fixed Income Fund

Goldman Sachs Equity Index Fund

Goldman Sachs Growth Opportunities Fund

Goldman Sachs High Quality Floating Rate Fund

Beginning on or after January 1, 2021, you may not receive paper copies of the Funds’ annual and semi-annual shareholder reports from the insurance company that offers your variable insurance contract or your financial intermediary, unless you specifically request paper copies of the reports from the insurance company or from your financial intermediary. Instead, the reports will be made available on a website, and you will be notified by mail each time a report is posted and provided with a website link to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. At any time, you may elect to receive reports and certain communications from the insurance company electronically by contacting your insurance company or your financial intermediary.

You may elect to receive all future shareholder reports in paper free of charge. You can inform the insurance company or your financial intermediary that you wish to receive paper copies of reports. Your election to receive reports in paper will apply to all Goldman Sachs Funds available under your contract and may apply to all funds held with your financial intermediary.

Annual Report

December 31, 2019

MARKET REVIEW

Goldman Sachs Variable Insurance Trust Funds

Market Review

During the 12 months ended December 31, 2019 (the “Reporting Period”), the performance of the U.S. equity and fixed income markets were influenced most by central bank monetary policy, U.S. and global economic data and geopolitical events.

Equity Markets

The U.S. equity market rallied at the start of the Reporting Period, almost completely recovering from a sell-off at the end of 2018. After four gradual interest rate hikes in 2018, the U.S. Federal Reserve (the “Fed”) cut interest rates three times in 2019 in an effort to keep the U.S. economic expansion intact amid trade uncertainties. The trade war between the U.S. and China pressured macroeconomic indicators throughout the first half of the calendar year but did little to suppress a resilient consumer, which ultimately outweighed manufacturing weakness. By the fourth quarter of 2019, U.S. stock returns accelerated with an uptick of U.S. manufacturing and service sector business surveys as well as a consistently strong labor market. The U.S. added more than 200,000 jobs in November 2019, double the break-even pace of long-term job growth. These developments helped restore market confidence, while fundamentals of low core inflation, contained financial imbalance and reduced drag of a trade war fended off imminent recession risk.

The S&P 500® Index returned 31.49% during the Reporting Period overall. All 11 of its sectors posted positive absolute returns, with all 11 generating double-digit gains. Information technology, communication services and financials were the best performing sectors in the S&P 500® Index, as measured by total return, while the weakest performing sectors in the S&P 500® Index during the Reporting Period were energy, health care and materials.

Within the U.S. equity market, all capitalization segments posted double-digit positive returns, led by large-cap stocks, as measured by the Russell 1000® Index, followed closely by mid-cap stocks, as measured by the Russell Midcap® Index, and then by small-cap stocks, as measured by the Russell 2000® Index. From a style perspective, growth-oriented stocks significantly outpaced value-oriented stocks across the capitalization spectrum. (All as measured by the FTSE Russell indices.)

Fixed Income Markets

In the first quarter of 2019, when the Reporting Period began, spread, or non-government bond, sectors broadly advanced, as dovish pivots by global central banks boosted investor sentiment and helped fuel rallies in both sovereign government bonds and riskier segments of the fixed income market. (Dovish tends to suggest lower interest rates; opposite of hawkish.) Notably, high yield corporate bonds recorded their strongest start to a calendar year on record. The Fed kept its monetary policy unchanged during the first calendar quarter, with its dot plot projecting no interest rate hikes at all during 2019. (The “dot plot” shows interest rate projections of the members of the Federal Open Market Committee.) Meanwhile, the European Central Bank (“ECB”) extended its forward guidance, noting that its interest rates would remain unchanged through 2019. Other developed markets’ central banks — namely, those of Australia, New Zealand and Switzerland — also turned dovish. The U.S. economy continued to benefit from strength in household consumption, which was underpinned by a healthy labor market. The U.S. dollar strengthened relative to many major currencies during the first quarter of 2019.

In the second calendar quarter, most spread sectors recorded gains. The quarter started off on a positive note in April 2019, as developed markets’ central banks kept monetary policy unchanged. In the U.S., the Fed noted that inflation softness might be due to “transitory factors.” The Bank of Japan clarified its forward guidance to signal unchanged monetary policy through the spring of 2020, while the Bank of England (“BoE”) maintained its guidance around interest rate hikes occurring at a gradual pace and to a limited extent. Meanwhile, statements by Sweden’s Riksbank and the Bank of Canada were also somewhat dovish, as they generally focused on risks arising from slower global economic growth. However, in May 2019, spread sectors were challenged by the escalation of U.S.-China trade tensions. That same month, market speculation about possible 2019 Fed rate cuts increased due to an accumulation of factors, including soft inflation, weakness in U.S. economic data, continued global economic growth headwinds from unresolved U.S.-China trade negotiations and weakness in the manufacturing sector. During June 2019, spread sector performance improved on raised prospects of ongoing monetary policy accommodation by global central banks, particularly from the Fed. At its June meeting, the U.S. central bank left interest rates unchanged, but eight of the 12 members on the Federal Open Market Committee projected rate cuts during the 2019 calendar year. In Europe, a dovish speech by outgoing ECB President Mario Draghi signaled forthcoming easing. The U.S. dollar weakened versus many major currencies during the second quarter of 2019.

In the third quarter of 2019, spread sectors generally produced positive returns. Investment grade corporate bonds ended the quarter relatively unchanged, but high yield corporate bonds, agency mortgage-backed securities, external emerging markets debt and local

1

MARKET REVIEW

emerging markets debt all notched gains. The outlook for global economic growth appeared to hinge on the outcome of U.S.-China trade negotiations and whether the services sector and household consumption would remain resilient in the face of a continued slowdown in global trade, investment and manufacturing activity. Regarding monetary policy, global central bank easing gained momentum during the third calendar quarter. In July 2019, the Fed delivered its first short-term interest rate cut since 2008, though Fed Chair Jerome Powell described it as a “mid-cycle adjustment.” Policymakers implemented another interest rate cut in September and announced they would stop trimming the Fed’s balance sheet. Elsewhere, the ECB delivered a package that included a rate cut, resumption of asset purchases, strengthened forward guidance and a tiering mechanism for bank deposits subject to negative interest rates. Emerging markets monetary policy was also broadly dovish, most notably in Turkey where its central bank lowered interest rates in July 2019 and again in September.

During the fourth quarter of 2019, spread sectors posted gains. Accommodative central bank policy, improved investor sentiment toward risk assets, a general election victory for the Conservative Party in the U.K., and the announcement of an agreement in principle for a “Phase One” trade deal between the U.S. and China bolstered spread sector performance. High yield corporate bonds performed particularly well, logging one of their best quarters since 2016. Near the end of October, the Fed cut short-term interest rates for a third time in 2019 and replaced a comment in its statement to “act as appropriate” with a more neutral comment that indicated its policy path would be dependent on the evolution of data and trade developments. In Europe, new ECB president Christine Lagarde’s first public address pointed to policy continuity, as it called for “a new European policy mix” that includes fiscal policy, which she believes could enable monetary policy to achieve its goal “faster and with fewer side effects.”

For the Reporting Period overall, spread sector performance was positive. The U.S. fixed income market, as represented by the Bloomberg Barclays U.S. Aggregate Bond Indes, generated a return of 8.72%. High yield corporate bonds, investment grade corporate bonds and sovereign emerging markets debt outpaced U.S. Treasury securities. Agency securities, commercial mortgage-backed securities, asset backed securities and mortgage-backed securities also outperformed U.S. Treasuries, albeit to a lesser extent. During the Reporting Period, U.S. Treasury yields fell along the curve, with those on maturities of two years and less dropping more than those on longer maturities. (Yield curve is a spectrum of interest rates based on maturities of varying lengths.) The yield on the bellwether 10-year U.S. Treasury dropped approximately 77 basis points to end the Reporting Period at 1.92%. During the Reporting Period, the U.S. Treasury yield curve partially inverted. More specifically, the spread between the yields on three-month and 10-year U.S. Treasury securities inverted for the first time since 2007, meaning three-month yields were higher than those of 10-year U.S. Treasury securities. (A full inversion occurs when shorter-term yields exceed all longer-term yields.) The partial inversion, which began in May, reverted back to an upward slope during October 2019.

Looking Ahead

Equity Markets

The U.S. equity markets delivered robust performance in 2019. Economic growth remained near-trend, with a healthy consumer, both in balance sheet and confidence, continuing to support the U.S. economy. At the end of the Reporting Period, we remained constructive on U.S. equities and believed there could be further gains, buoyed by low interest rates and steady cash flow generation. Despite intervals of volatility, we believed fundamentals remained stable and did not indicate a downturn in global economic growth or corporate earnings. Within this more volatile backdrop, we believed a thorough understanding of both market and company-specific variables may well be crucial to navigating the environment.

Fixed Income Markets

At the end of the Reporting Period, global economic growth appeared to be stabilizing, with manufacturing data bottoming. However, we thought any bounce in economic growth was likely to be reasonably modest. We generally expected trend-like growth in the near term, with some economies growing slightly above trend and others tracking slightly below it. The improved global economic growth outlook is likely to alleviate market fears about inflation, in our view. We saw no meaningful signs of upward momentum in inflation at the end of the Reporting Period, as companies’ pricing power and input prices had been hit by the U.S.-China trade war. As for monetary policy, we expect 2020 to be rather uneventful because of the amount of easing delivered by global central banks in 2019, the improvement in global economic growth prospects and the growing willingness of central banks to allow inflation to run above targets before unwinding policy accommodation. Overall, we do not anticipate any major central bank tightening in 2020, and large-scale fiscal easing is also unlikely, in our view, absent a severe economic downturn.

2

GOLDMAN SACHS VARIABLE INSURANCE TRUST CORE FIXED INCOME FUND

INVESTMENT OBJECTIVE

The Fund seeks a total return consisting of capital appreciation and income that exceeds the total return of the Bloomberg Barclays U.S. Aggregate Bond Index.

Portfolio Management Discussion and Analysis

Below, the Goldman Sachs Fixed Income Portfolio Management Team discusses the Goldman Sachs Variable Insurance Trust — Goldman Sachs Core Fixed Income Fund’s (the “Fund”) performance and positioning for the 12-month period ended December 31, 2019 (the “Reporting Period”).

How did the Fund perform during the Reporting Period?

During the Reporting Period, the Fund’s Institutional and Service Shares generated average annual total returns of 9.28% and 9.00%, respectively. This compares to the 8.72% average annual total return of the Fund’s benchmark, the Bloomberg Barclays U.S. Aggregate Bond Index (the “Bloomberg Barclays Index”), during the same time period.

What key factors were responsible for the Fund’s performance during the Reporting Period?

During the Reporting Period, the Fund’s top-down country strategy contributed positively to relative performance, highlighted by long exposure to European interest rates versus short exposure to the interest rates of other developed markets countries. These gains were somewhat offset by the Fund’s long exposure to Canadian interest rates versus its short exposure to U.S. interest rates. Our top-down cross-sector strategy also enhanced the Fund’s relative results. In our cross-sector strategy, we invest Fund assets across a variety of fixed income sectors, including some that may not be included in the Bloomberg Barclays Index. Our bottom-up individual issue selection further bolstered relative returns.

The Fund’s combined tactical duration and yield curve positioning added to relative performance during the Reporting Period. (Duration is a measure of the Fund’s sensitivity to changes in interest rates. Yield curve is a spectrum of interest rates based on maturities of varying lengths.)

Our top-down currency strategy did not have a material impact on the Fund’s relative returns during the Reporting Period. Positioning in the euro was advantageous but was offset by positioning in the Japanese yen and New Zealand dollar, which detracted.

Which fixed income market sectors most affected Fund performance during the Reporting Period?

During the Reporting Period, the Fund was helped by its overweight position versus the Bloomberg Barclays Index in investment grade corporate bonds, especially its position in longer-duration maturities. Positioning in mortgage-backed securities also added to relative performance. Conversely, an underweight in emerging markets corporate bonds detracted from results. The Fund’s use of index credit default swaps (CDX) versus cash bonds also limited relative returns, as cash bonds outperformed CDX during the Reporting Period.

As for individual issue selection, the Fund’s investments in corporate credit contributed most positively to relative performance. Specifically, the Fund benefited from its tactical positioning along the credit curve as well as our selection of investment grade industrial bonds. In the securitized sector, the Fund’s holdings in pass-through mortgage securities and adjustable-rate mortgage-backed securities bolstered relative results. (Pass-through mortgage securities consist of a pool of residential mortgage loans, in which homeowners’ monthly payments of principal, interest and prepayments pass from the mortgage servicer through a government agency or investment bank to investors.) Selection of Mexican and Indonesian external emerging markets debt also enhanced returns, though the gains were partially offset by selection of government bonds within the government/swaps sector, which detracted.

Did the Fund’s duration and yield curve positioning strategy help or hurt its results during the Reporting Period?

During the Reporting Period, the Fund’s combined duration and yield curve positioning added to performance. The positive results were driven by the Fund’s exposure to the five-year and 20-year segments of the U.S. Treasury yield curve. Tactical positioning on the corporate credit yield curve was also advantageous. These gains were partially offset by the Fund’s exposure to the one-year segment of the U.S. Treasury yield curve, which detracted.

3

GOLDMAN SACHS VARIABLE INSURANCE TRUST CORE FIXED INCOME FUND

How did the Fund use derivatives and similar instruments during the Reporting Period?

As market conditions warranted during the Reporting Period, currency transactions were carried out using primarily over-the-counter (“OTC”) forward foreign exchange contracts. Currency transactions were used as we sought both to enhance returns and to hedge the Fund’s portfolio against currency exchange rate fluctuations. OTC forward foreign exchange contracts had a negative impact on Fund performance during the Reporting Period. In addition, futures contracts were employed as warranted to facilitate specific duration, yield curve and country strategies. During the Reporting Period, futures contracts overall had a positive impact on the Fund’s results. Swaptions (options on interest rate swap contracts), which were used to express our interest rate views and to hedge volatility and yield curve risks in the Fund, did not have a meaningful impact on the Fund’s performance during the Reporting Period. Interest rate swaps, which were used to manage exposure to fluctuations in interest rates, added to the Fund’s performance during the Reporting Period.

Additionally, the Fund employed CDX as well as individual credit default swaps to implement specific credit-related investment strategies, including management of the Fund’s exposure to credit spreads. Collectively, the use of these instruments had a positive impact on the Fund’s results during the Reporting Period. Overall, we employ derivatives and similar instruments for the efficient management of the Fund’s portfolio. Derivatives and similar instruments allow us to manage interest rate, credit and currency risks more effectively by allowing us both to hedge and to apply active investment views with greater versatility and to afford greater risk management precision than we would otherwise be able to implement.

Were there any notable changes in the Fund’s weightings during the Reporting Period?

During the Reporting Period, we increased the Fund’s overweight relative to the Bloomberg Barclays Index in investment grade corporate bonds. In addition, we increased its overweight position in residential mortgage-backed securities and reduced its overweight in asset-based securities (“ABS”). We also decreased the Fund’s underweight position in U.S. government securities during the Reporting Period.

Were there any changes to the Fund’s portfolio management team during the Reporting Period?

Effective January 1, 2019, Jonathan Beinner no longer served as a portfolio manager for the Fund, and Ashish Shah became a portfolio manager for the Fund. By design, all investment decisions for the Fund are performed within a co-lead or team structure, with multiple subject matter experts. This strategic decision making has been the cornerstone of our approach and ensures continuity in the Fund. At the end of the Reporting Period, the portfolio managers for the Fund were Ashish Shah and Michael Swell.

How was the Fund positioned relative to the Bloomberg Barclays Index at the end of the Reporting Period?

At the end of the Reporting Period, the Fund was overweight ABS and non-agency mortgage-backed securities compared to the Bloomberg Barclays Index. It was also overweight pass-through mortgage securities and corporate credit. The Fund was underweight U.S. government securities relative to the Bloomberg Barclays Index. The Fund was relatively neutral versus the Bloomberg Barclays Index in quasi-government bonds and commercial mortgage-backed securities at the end of the Reporting Period.

4

FUND BASICS

FUND COMPOSITION1

[1]

The percentage shown for each investment category reflects the value of investments in that category as a percentage of net assets. Figures in the above graph may not sum to 100% due to the exclusion of other assets and liabilities. Short-Term Investments represent investments in commercial paper. Underlying sector allocations of investment companies held by the Fund are not reflected in the graph above. The graph depicts the Fund’s investments but may not represent the Fund’s market exposure due to the exclusion of certain derivatives, if any, as listed in the Additional Investment Information section of the Schedule of Investments.

[2]

“Mortgage-Backed Securities” are guaranteed by the Government National Mortgage Association (“GNMA”), the Federal Home Loan Mortgage Corp. (“FHLMC”) or Uniform Mortgage-Backed Securities (“UMBS”). GNMA instruments are backed by the full faith and credit of the United States Government.

[3]

“U.S. Government Agency Securities” include agency securities offered by companies such as Federal National Mortgage Association (“FNMA”) and the Federal Home Loan Bank (“FHLB”), which operate under a government charter. While they are required to report to a government regulator, their assets are not explicitly guaranteed by the government and they otherwise operate like any other publicly traded company.

For more information about the Fund, please refer to www.GSAMFUNDS.com. There, you can learn more about the Fund’s investment strategies, holdings, and performance.

5

GOLDMAN SACHS VARIABLE INSURANCE TRUST CORE FIXED INCOME FUND

Performance Summary

December 31, 2019

The following graph shows the value, as of December 31, 2019, of a $10,000 investment made on January 1, 2010 in Service Shares at NAV. For comparative purposes, the performance of the Fund’s benchmark, the Bloomberg Barclays U.S. Aggregate Bond Index, is shown. Performance reflects applicable fee waivers and/or expense limitations in effect during the periods shown and in their absence, performance would be reduced. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. The returns set forth below represent past performance. Past performance does not guarantee future results. The Fund’s investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted below. Please visit our web site at www.GSAMFUNDS.com to obtain the most recent month-end returns.

Core Fixed Income Fund’s 10 Year Performance

Performance of a $10,000 investment, with distributions reinvested, from January 1, 2010 through December 31, 2019.

Average Annual Total Return through December 31, 2019	One Year	Five Years	Ten Years	Since Inception
Institutional (Commenced April 30, 2013)	9.28%	3.08%	N/A	2.82%
Service	9.00%	2.80%	3.88%	—

6

GOLDMAN SACHS VARIABLE INSURANCE TRUST EQUITY INDEX FUND

INVESTMENT OBJECTIVE

The Fund seeks to achieve investment results that correspond to the aggregate price and yield performance of a benchmark index that measures the investment returns of large capitalization stocks.

Portfolio Management Discussion and Analysis

Below, SSgA Funds Management, Inc. (“SSgA”), the Fund’s Subadvisor, discusses the Goldman Sachs Variable Insurance Trust — Goldman Sachs Equity Index Fund’s (the “Fund”) performance and positioning for the 12-month period ended December 31, 2019 (the “Reporting Period”).

How did the Fund perform during the Reporting Period?

During the Reporting Period, the Fund’s Service Shares generated an average annual total return of 30.85%. This compares to the 31.49% average annual total return of the Fund’s benchmark, the Standard & Poor’s 500® Index (with dividends reinvested) (the “S&P 500® Index”), during the same time period.

During the Reporting Period, which sectors and which industries in the S&P 500® Index were the strongest contributors to the Fund’s performance?

All 11 sectors in the S&P 500® Index generated gains during the Reporting Period. In terms of total return, the sectors that made the strongest positive contributions to the S&P 500® Index and to the Fund were information technology, communication services and financials. The largest sector by weighting in the S&P 500® Index at the end of the Reporting Period was information technology at a weighting of 23.20%. The industries with the strongest performance in terms of total return were electronic production equipment, telecommunications equipment, aluminum, electronic/appliance stores and financial publishing/services.

On the basis of impact (which takes both total returns and weightings into account), the strongest performing sectors were information technology, financials and communication services. The strongest performing industries on the basis of impact were telecommunications equipment, packaged software, Internet software/services, major banks and semiconductors.

Which sectors and industries in the S&P 500® Index were the weakest contributors to the Fund’s performance?

In terms of total return, during the Reporting Period, the weakest performing sectors were energy, health care and materials. The industries with the weakest performance in terms of total return were department stores; chemicals: major diversified; specialty telecommunications; movies/entertainment; and oil and gas production.

On the basis of impact, the sectors that made the weakest contributions to the S&P 500® Index and to the Fund were energy, materials and utilities. The industries with the weakest performance on the basis of impact were department stores; broadcasting; oil and gas production; chemicals: major diversified; and specialty telecommunications.

Which individual stocks were the top detractors, and which were the greatest positive contributors?

On the basis of impact, the stocks that made the strongest contribution during the Reporting Period were Apple, Microsoft, Facebook, Amazon.com, and JPMorgan Chase. The weakest performers were Pfizer, Occidental Petroleum, PG&E, DuPont de Nemours and Abiomed.

How did the Fund use derivatives and similar instruments during the Reporting Period?

During the Reporting Period, the Fund did not use derivatives as part of an active management strategy to add value to the Fund’s results. However, equity index futures were used to equitize the Fund’s cash holdings. In other words, we put the Fund’s cash holdings to work by using them as collateral for the purchase of equity index futures. We also used these equity index futures to provide liquidity for daily cash flow requirements. Equity index futures had a neutral impact on the Fund’s performance during the Reporting Period.

Were there any changes to the Fund’s portfolio management team during the Reporting Period?

There were no changes to the Fund’s portfolio management team during the Reporting Period.

7

GOLDMAN SACHS VARIABLE INSURANCE TRUST EQUITY INDEX FUND

What changes were made to the makeup of the S&P 500® Index during the Reporting Period?

Sixteen stocks were removed from the S&P 500® Index during the Reporting Period. They were Affiliated Managers Group, Anadarko Petroleum, Brighthouse Financial, Celgene, Fluor, Foot Locker, Jefferies Financial Group, Kontoor Brands, Macerich, Mattel, Nektar Therapeutics, Red Hat, SunTrust Banks, Total System Services, TripAdvisor and Viacom. There were 16 stocks added to the S&P 500® Index during the Reporting Period. They were Bemis, CDW, Corteva, Dow, IDEX, Kontoor Brands, Las Vegas Sands, Leidos Holdings, Live Nation Entertainment, NVR, Old Dominion Freight Line, ServiceNow, Steris, T-Mobile US, WR Berkley and Zebra Technologies.

The source of the data included in the above Portfolio Management Discussion and Analysis with respect to the Goldman Sachs Equity Index Fund is FactSet as of 12/31/19.

Characteristics presented are calculated using the month end market value of holdings, except for beta and standard deviation, if shown, which use month end return values. Averages reflect the market weight of securities in the portfolio. Market data, prices, and dividend estimates for characteristics calculations provided by FactSet Research Systems, Inc. All other portfolio data provided by SSgA. Characteristics are as of the date indicated, are subject to change, and should not be relied upon as current thereafter.

Past performance is not a guarantee of future results.

Index returns are unmanaged and do not reflect the deduction of any fees or expenses. Index returns reflect all items of income, gain and loss and the reinvestment of dividends and other income.

SSgA may have or may seek investment management or other business relationships with companies discussed in this material or affiliates of those companies, such as their officers, directors and pension plans.

The views expressed in this material are the views of SSgA’s Global Equity Beta Solutions Team through the period ended December 31, 2019 and are subject to change based on market and other conditions. All information has been obtained from sources believed to be reliable, but its accuracy is not guaranteed. There is no representation or warranty as to the current accuracy, reliability or completeness of, nor liability for, decisions based on such information and it should not be relied on as such. This document contains certain statements that may be deemed forward-looking statements. Please note that any such statements are not guarantees of any future performance and actual results or developments may differ materially from those projected.

8

FUND BASICS

TOP TEN HOLDINGS AS OF 12/31/191

Holding	% of Net Assets	Line of Business
Apple, Inc.	4.6%	Technology Hardware & Equipment
Microsoft Corp.	4.5	Software & Services
Amazon.com, Inc.	2.9	Retailing
Facebook, Inc. Class A	1.8	Media & Entertainment
Berkshire Hathaway, Inc. Class B	1.6	Diversified Financials
JPMorgan Chase & Co.	1.6	Banks
Alphabet, Inc. Class A	1.5	Media & Entertainment
Alphabet, Inc. Class C	1.5	Media & Entertainment
Johnson & Johnson	1.4	Pharmaceuticals, Biotechnology & Life Sciences
Visa, Inc. Class A	1.2	Software & Services

[1]	The top 10 holdings may not be representative of the Fund’s future investments.

FUND VS. BENCHMARK SECTOR ALLOCATIONS2

As of December 31, 2019

[2]

The graph categorizes investments using Global Industry Classification Standard (“GICS”); however, the sector classifications used by the portfolio management team may differ from GICS. The percentage shown for each investment category reflects the value of investments in that category as a percentage of market value (excluding short-term investments, if any). The graph depicts the Fund’s investments but may not represent the Fund’s market exposure due to the exclusion of certain derivatives, if any, as listed in the Additional Investment Information section of the Schedule of Investments.

For more information about the Fund, please refer to www.GSAMFUNDS.com. There, you can learn more about the Fund’s investment strategies, holdings, and performance.

9

GOLDMAN SACHS VARIABLE INSURANCE TRUST EQUITY INDEX FUND

Performance Summary

December 31, 2019

The following graph shows the value, as of December 31, 2019, of a $10,000 investment made in the Fund on January 1, 2010 at NAV. For comparative purposes, the performance of the Fund’s benchmark, the S&P 500 Index (with distributions reinvested), is shown. Performance reflects applicable fee waivers and/or expense limitations in effect during the periods shown and in their absence, performance would be reduced. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. The returns set forth below represent past performance. Past performance does not guarantee future results. The Fund’s investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted below. Please visit our web site at www.GSAMFUNDS.com to obtain the most recent month-end returns.

Equity Index Fund’s 10 Year Performance

Performance of a $10,000 investment, with distributions reinvested, from January 1, 2010 through December 31, 2019.

Average Annual Total Return through December 31, 2019	One Year	Five Years	Ten Years
Equity Index Fund	30.85%	11.17%	13.09%

10

GOLDMAN SACHS VARIABLE INSURANCE TRUST GROWTH OPPORTUNITIES FUND

INVESTMENT OBJECTIVE

The Fund seeks long-term growth of capital.

Portfolio Management Discussion and Analysis

Below, the Goldman Sachs Growth Investment Team discusses the Goldman Sachs Variable Insurance Trust — Goldman Sachs Growth Opportunities Fund’s (the “Fund”) performance and positioning for the 12-month period ended December 31, 2019 (the “Reporting Period”).

How did the Fund perform during the Reporting Period?

During the Reporting Period, the Fund’s Institutional and Service Shares generated average annual total returns of 34.35% and 34.06%, respectively. These returns compare to the 35.47% average annual total return of the Fund’s benchmark, the Russell Midcap® Growth Index (with dividends reinvested) (the “Russell Index”), during the same time period.

What key factors were responsible for the Fund’s performance during the Reporting Period?

During the Reporting Period, the Fund generated robust double-digit absolute gains but slightly underperformed the Russell Index, primarily because of sector positioning. These results were offset somewhat by security selection, which added to relative returns.

Which equity market sectors helped and hurt Fund performance?

Our bottom-up approach focuses on security selection, and therefore, we do not make active sector-level investment decisions. The Fund’s sector positioning is a result of our stock selection. That said, on a sector level, stock selection in the information technology and financial sectors detracted from relative performance during the Reporting Period. A slight underweight compared to the Russell Index in the energy sector also hurt returns. On the positive side, the Fund benefited from effective stock selection in the consumer discretionary, communication services and health care sectors during the Reporting Period.

Which individual stocks detracted from the Fund’s performance during the Reporting Period?

Slack Technologies, GoDaddy and PTC detracted most from the Fund’s relative returns during the Reporting Period.

The Fund’s leading detractor was Slack Technologies, an operator of a real-time, cloud-based collaboration platform. Its stock price declined, primarily during September 2019 after its management’s weak earnings guidance overshadowed the company’s above-consensus revenue and earnings numbers for the second calendar quarter. At the end of the Reporting Period, we remained confident in the quality of Slack Technologies’ platform and user base. We also thought the company was poised for potential improvement in sales productivity and a broader fundamental rebound.

Shares of web hosting service company GoDaddy slid in early May 2019 following an earnings release in which the company reported in-line results across all key metrics. In our view, investors were disappointed following a lengthy period of upside surprises. Its stock declined further in August 2019 after the company missed consensus earnings expectations. We decided to eliminate the Fund’s position in GoDaddy and reallocate the capital to what we considered more attractive risk/reward opportunities.

PTC, which develops and provides software-based product management and development solutions, saw its shares fall during July 2019 in response to the company’s quarterly earnings release, which reported bookings growth that was below consensus expectations. These results were widely viewed as an execution miss, driven by the slower than market expected conversion of existing customers from maintenance to subscription plans. We believed PTC’s management had reset investor expectations through this earnings release. In addition, we thought the company stood to benefit from industry growth given its competitive advantage in the production of much of the software we expect to enable industrial automation and connectivity. Furthermore, the company was trading at a compelling valuation relative to its growth opportunity, in our view.

Which individual stocks added to the Fund’s relative performance during the Reporting Period?

During the Reporting Period, the Fund benefited most relative to the Russell Index from its investments in Spark Therapeutics, Marvell Technology Group and Centene.

Commercial gene therapy firm Spark Therapeutics added most to the Fund’s relative performance during the Reporting Period. Its shares spiked in late February 2019 following news that Swiss drug maker Roche Holding planned to acquire the company for

11

GOLDMAN SACHS VARIABLE INSURANCE TRUST GROWTH OPPORTUNITIES FUND

approximately $115 per share, representing a total equity value of approximately $5 billion. Its stock price, which had had a market value of slightly less than $2 billion at the market close before the announcement, more than doubled afterwards. As a result, we felt Spark Therapeutics’ valuation had become less attractive. We sold the Fund’s position, taking profits, and reallocated the capital to what we considered to be more appealing risk/reward opportunities.

Marvell Technology Group, an integrated circuit designer, developer and seller, saw its stock rise steadily to start 2019 and then rise even faster in April, as gains came on the back of China trade headlines that boosted the semiconductor industry as a whole. Strong first quarter 2019 results, featuring above consensus revenue and earnings per share and a positive outlook on the future of the firm’s 5G (fifth generation) capabilities, boosted its share price later in the Reporting Period. Marvell Technology Group also announced the sale of its connectivity assets to NXP Semiconductors, marking the divestiture of an arm that offered few synergies to other, stronger segments of the company, a move the market received positively. The deal fits into a broader pattern of strategic transactions Marvell Technology Group’s management has been pursuing. At the end of the Reporting Period, we believed these strategic acquisitions and divestitures, the company’s enhanced positioning in 5G and its improved financial flexibility were indicators of its stock’s potential future performance.

The share price of managed care provider Centene benefited from the solid performance of the managed care industry as a whole. It also was boosted by an encouraging earnings report in October 2019 in which the company announced healthy revenue and earnings growth, forward guidance in line with market expectations and stabilizing cost trends. As the Reporting Period came to an end, we remained constructive on Centene’s footprint in the government-sponsored health care space and saw opportunities for continued top-line growth and margin expansion.

Did the Fund make any significant purchases or sales during the Reporting Period?

Among the positions initiated by the Fund during the Reporting Period was an investment in automation and information services company Rockwell Automation. In our opinion, cost cutting and a diverse customer base should help the company counter industrial sector weakness. We also believe Rockwell Automation could potentially benefit from the stabilization of the industrial short cycle as well as from its improved automation offerings. (The industrial short cycle refers to products that move through distribution channels, in contrast to the industrial long cycle that refers to the direct shipping to customers of larger products over multiple years.)

The Fund established a position in O’Reilly Automotive, a specialty retailer and supplier of automotive aftermarket parts, tools, supplies, equipment and accessories to both the “do-it-yourself” customer and professional installers. From our perspective, the company’s business model may benefit from delays in new automobile purchases and the resulting need to keep older vehicles running longer, which tends to accompany an economic slowdown.

In addition to the sale of GoDaddy, already mentioned, the Fund exited its position in Roper Technologies, which designs, manufactures and distributes energy systems and controls, scientific and industrial imaging products and software, industrial technology products and radio frequency products and services. After the company missed quarterly revenue estimates in a report released during July 2019, we reassessed the stock’s risk/reward profile and decided to reallocate the capital elsewhere.

Were there any notable changes in the Fund’s weightings during the Reporting Period?

Changes to the Fund’s sector weightings relative to the Russell Index are due to our stock selection. As a result of these decisions during the Reporting Period, the Fund moved from an underweight in the industrials sector to an overweight position versus the Russell Index. It also shifted from a rather neutral position in the materials sector to an overweight position relative to the Russell Index.

How did the Fund use derivatives and similar instruments during the Reporting Period?

The Fund did not use derivatives or similar instruments within its investment process during the Reporting Period.

Were there any changes to the Fund’s portfolio management team during the Reporting Period?

Effective July 17, 2019, Steven M. Barry became co-chief investment officer of Goldman Sachs Fundamental Equity U.S. Equity alongside Stephen E. Becker. He also continued to serve as a portfolio manager of the Fund. Also, on July 17, 2019, Jenny Chang became a portfolio manager of the Fund. By design, all investment decisions for the Fund are performed within a co-lead or team structure, with multiple subject matter experts. This strategic decision making has been the cornerstone of our approach and ensures continuity in the Fund. At the end of the Reporting Period, the portfolio managers for the Fund were Steven M. Barry and Jenny Chang.

12

GOLDMAN SACHS VARIABLE INSURANCE TRUST GROWTH OPPORTUNITIES FUND

How was the Fund positioned relative to the Russell Index at the end of the Reporting Period?

As mentioned, the Fund’s sector positioning relative to the Russell Index is the result of our stock selection, as we take a pure bottom-up, research-intensive approach to investing. From that perspective, then, at the end of the Reporting Period, the Fund’s portfolio was broadly diversified with overweight positions compared to the Russell Index in the health care, consumer staples, industrials and materials sectors. At the end of the Reporting Period, the Fund was relatively neutral compared to the Russell Index in the consumer discretionary, real estate, energy and financials sectors. At the end of the Reporting Period, the Fund was underweight compared to the Russell Index in the information technology and communication services sectors and had no exposure to the utilities sector.

13

FUND BASICS

TOP TEN HOLDINGS AS OF 12/31/191

Holding	% of Net Assets	Line of Business
Fiserv, Inc.	3.3%	Software & Services
Dollar General Corp.	2.6	Retailing
Ingersoll-Rand plc	2.2	Capital Goods
SBA Communications Corp.	2.1	Real Estate Investment Trusts
L3Harris Technologies, Inc.	2.0	Capital Goods
Rockwell Automation, Inc.	2.0	Capital Goods
O’Reilly Automotive, Inc.	2.0	Retailing
Global Payments, Inc.	1.8	Software & Services
Verisk Analytics, Inc.	1.8	Commercial & Professional Services
Splunk, Inc.	1.7	Software & Services

[1]	The top 10 holdings may not be representative of the Fund’s future investments.

14

FUND BASICS

FUND VS. BENCHMARK SECTOR ALLOCATIONS2

As of December 31, 2019

[2]

The Fund is actively managed and, as such, its composition may differ over time. Consequently, the Fund’s overall sector allocations may differ from percentages contained in the graph above. The graph categorizes investments using Global Industry Classification Standard (“GICS”); however, the sector classifications used by the portfolio management team may differ from GICS. The percentage shown for each investment category reflects the value of investments in that category as a percentage of market value (excluding investments in the securities lending reinvestment vehicle, if any). Underlying sector allocations of exchange traded funds and investment companies held by the Fund are not reflected in the graph above. Investments in the securities lending reinvestment vehicle represented 1.1% of the Fund’s net assets at December 31, 2019.

For more information about the Fund, please refer to www.GSAMFUNDS.com. There, you can learn more about the Fund’s investment strategies, holdings, and performance.

15

GOLDMAN SACHS VARIABLE INSURANCE TRUST GROWTH OPPORTUNITIES FUND

Performance Summary

December 31, 2019

The following graph shows the value, as of December 31, 2019, of a $10,000 investment made on January 1, 2010 in Service Shares at NAV. For comparative purposes, the performance of the Fund’s benchmark, the Russell Midcap Growth Index (with distributions reinvested), is shown. Performance reflects applicable fee waivers and/or expense limitations in effect during the periods shown and in their absence, performance would be reduced. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. The returns set forth below represent past performance. Past performance does not guarantee future results. The Fund’s investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted below. Please visit our web site at www.GSAMFUNDS.com to obtain the most recent month-end returns.

Growth Opportunities Fund’s 10 Year Performance

Performance of a $10,000 investment, with distributions reinvested, from January 1, 2010 through December 31, 2019.

Average Annual Total Return through December 31, 2019	One Year	Five Years	Ten Years	Since Inception
Institutional (Commenced April 30, 2013)	34.35%	9.55%	N/A	11.78%
Service	34.06%	9.36%	12.14%	—

16

GOLDMAN SACHS VARIABLE INSURANCE TRUST HIGH QUALITY FLOATING RATE FUND

INVESTMENT OBJECTIVE

The Fund seeks to provide a high level of current income, consistent with low volatility of principal.

Portfolio Management Discussion and Analysis

Below, the Goldman Sachs Fixed Income Portfolio Management Team discusses the Goldman Sachs High Quality Floating Rate Fund’s (the “Fund”) performance and positioning for the 12-month period ended December 31, 2019 (the “Reporting Period”).

How did the Fund perform during the Reporting Period?

During the Reporting Period, the Fund’s Institutional, Service and Advisor Shares generated average annual total returns of 2.27%, 2.01% and 1.85%, respectively. These returns compare to the 2.28% average annual total return of the Fund’s benchmark, the ICE BofAML Three-Month U.S. Treasury Bill Index (the “ICE BofAML Index”), during the Reporting Period.

We note that the Fund’s benchmark being the ICE BofAML Index is a means of emphasizing that the Fund has an unconstrained strategy. That said, this Fund employs a benchmark agnostic strategy and thus comparisons to a benchmark index are not particularly relevant.

What key factors had the greatest impact on the Fund’s performance during the Reporting Period?

During the Reporting Period, our top-down cross-sector strategy contributed positively to the Fund’s relative performance. In our cross-sector strategy, we invest Fund assets based on a discipline of valuing each fixed income sector in the context of all investment opportunities within the Fund’s universe. Individual issue selection also added to relative returns.

The Fund’s combined tactical duration and yield curve positioning detracted from results. Duration is a measure of the Fund’s sensitivity to changes in interest rates. Yield curve is a spectrum of interest rates based on maturities of varying lengths.

Which fixed income market sectors helped or hurt Fund performance during the Reporting Period?

The Fund benefited from our cross-sector strategy, specifically its exposure to collateralized loan obligations (“CLOs”), asset backed securities (“ABS”) and mortgage-backed securities. Positioning among U.S. Treasury securities also added to returns, as spreads, or yield differentials, between U.S. Treasuries of different maturities narrowed.

Individual issue selection also had a positive impact on the Fund’s relative performance during the Reporting Period. Selection in the securitized sector, led by investments in CLOs, was particularly strong. Within the government/swaps sector, individual issue selection of U.S. government securities added to relative performance.

Did the Fund’s duration and yield curve positioning strategy help or hurt its results during the Reporting Period?

The Fund’s combined tactical duration and yield curve positioning detracted from performance. More specifically, the Fund was hurt by its exposure to the three-month segment of the U.S. Treasury yield curve during the Reporting Period.

Were there any notable changes in the Fund’s weightings during the Reporting Period?

During the Reporting Period, we decreased the Fund’s exposure to ABS, maintaining a focus on Federal Family Education Loan Program (“FFELP”) student loan ABS. We also decreased the Fund’s exposure to residential mortgage-backed securities and agency collateralized mortgage obligations. We increased the Fund’s exposure to U.S. Treasuries and increased its exposure to quasi-government securities during the Reporting Period.

How did the Fund use derivatives and similar instruments during the Reporting Period?

As market conditions warranted, the Fund used Treasury futures and Eurodollar futures to hedge interest rate exposure and to facilitate duration management. (Eurodollar futures are contracts that have underlying assets linked to time deposits denominated in U.S. dollars at banks outside the U.S.) During the Reporting Period, the use of futures overall had a negative impact on performance. The Fund also employed fixed and floating interest rate swaps to manage interest risk, which collectively had a negative impact on performance during the Reporting Period.

Were there any changes to the Fund’s portfolio management team during the Reporting Period?

There were no changes to the Fund’s portfolio management team during the Reporting Period.

17

GOLDMAN SACHS VARIABLE INSURANCE TRUST HIGH QUALITY FLOATING RATE FUND

How was the Fund positioned relative to the ICE BofAML Index at the end of the Reporting Period?

At the end of the Reporting Period, the Fund had no exposure to U.S. government securities, which comprise 100% of the ICE BofAML Index. The Fund had positions in ABS, residential mortgage-backed securities, agency collateralized mortgage obligations, quasi-government securities and agency mortgage-backed securities, none of which are represented in the ICE BofAML Index.

18

FUND BASICS

FUND COMPOSITION1

[1]

The percentage shown for each investment category reflects the value of investments in that category as a percentage of net assets. Figures in the above graph may not sum to 100% due to the exclusion of other assets and liabilities. Short-Term Investments represent investments in commercial paper. Underlying sector allocations of investment companies held by the Fund are not reflected in the graph above. The graph depicts the Fund’s investments but may not represent the Fund’s market exposure due to the exclusion of certain derivatives, if any, as listed in the Additional Investment Information section of the Schedule of Investments.

[2]

Mortgage-backed securities guaranteed by the Government National Mortgage Association (“GNMA”), the Federal National Mortgage Association (“FNMA”) or the Federal Home Loan Mortgage Corp. (“FHLMC”). GNMA instruments are backed by the full faith and credit of the United States Government.

[3]

“U.S. Government Agency Security” include agency securities offered by companies such as FNMA and Federal Home Loan Bank (“FHLB”) which operate under a government charter. While they are required to report to a government regulator, their assets are not explicitly guaranteed by the government and they otherwise operate like any other publicly traded company.

For more information about the Fund, please refer to www.GSAMFUNDS.com. There, you can learn more about the Fund’s investment strategies, holdings, and performance.

19

GOLDMAN SACHS VARIABLE INSURANCE TRUST HIGH QUALITY FLOATING RATE FUND

Performance Summary

December 31, 2019

The following graph shows the value, as of December 31, 2019, of a $10,000 investment made on January 1, 2010 in Service Shares at NAV. For comparative purposes, the performance of the Fund’s benchmark, the ICE BofAML® Three-Month U.S. Treasury Bill Index, is shown. Performance reflects applicable fee waivers and/or expense limitations in effect during the periods shown and in their absence, performance would be reduced. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. The returns set forth below represent past performance. Past performance does not guarantee future results. The Fund’s investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted below. Please visit our web site at www.GSAMFUNDS.com to obtain the most recent month-end returns.

High Quality Floating Rate Fund’s 10 Year Performance

Performance of a $10,000 investment, with distributions reinvested, from January 1, 2010 through December 31, 2019.

Average Annual Total Return through December 31, 2019	One Year	Five Years	Ten Years	Since Inception
Institutional (Commenced April 30, 2013)	2.27%	1.36%	N/A	1.12%
Service	2.01%	1.11%	2.00%	—
Advisor (Commenced October 15, 2014)	1.85%	0.97%	N/A	0.91%

20

GOLDMAN SACHS VARIABLE INSURANCE TRUST FUNDS

Index Definitions

Bloomberg Barclays U.S. Aggregate Bond Index represents an unmanaged diversified portfolio of fixed income securities, including U.S. Treasuries, investment-grade corporate bonds and mortgage-backed and asset-backed securities.

ICE BofAML Three-Month U.S. Treasury Bill Index measures total return on cash, including price and interest income, based on short-term government Treasury Bills of about 90-day maturity, as reported by Bank of America Merrill Lynch.

Russell Midcap® Growth Index is an unmanaged index that measures the performance of those companies in the Russell Midcap® Index with higher price-to-book ratios and higher forecasted growth values.

Russell Midcap® Index measures the performance of the mid-cap segment of the U.S. equity universe. The Russell Midcap® Index is a subset of the Russell 1000® Index. The Russell Midcap® Index includes approximately 800 of the smallest securities based on a combination of their market cap and current index membership. The Russell Midcap® Index represents approximately 31% of the total market capitalization of the Russell 1000® Index companies. The Russell Midcap® Index is constructed to provide a comprehensive and unbiased barometer for the mid-cap segment. The Russell Midcap® Index is completely reconstituted annually to ensure larger stocks do not distort the performance and characteristics of the true mid-cap opportunity set.

Russell 1000® Index measures the performance of the large-cap segment of the U.S. equity universe. The Russell 1000® Index is a subset of the Russell 3000® Index and includes approximately 1000 of the largest securities based on a combination of their market cap and current index membership. The Russell 1000® Index represents approximately 92% of the U.S. market. The Russell 1000® Index is constructed to provide a comprehensive and unbiased barometer for the large-cap segment and is completely reconstituted annually to ensure new and growing equities are reflected.

Russell 2000® Index measures the performance of the small-cap segment of the U.S. equity universe. The Russell 2000® Index is a subset of the Russell 3000® Index representing approximately 10% of the total market capitalization of that index. The Russell 2000® Index includes approximately 2000 of the smallest securities based on a combination of their market cap and current index membership. The Russell 2000® Index is constructed to provide a comprehensive and unbiased small-cap barometer and is completely reconstituted annually to ensure larger stocks do not distort the performance and characteristics of the true small-cap opportunity set.

S&P 500® Index is a U.S. stock market index based on the market capitalizations of 500 large companies having common stock listed on the New York Stock Exchange or NASDAQ. The S&P 500® Index components and their weightings are determined by S&P Dow Jones Indices.

It is not possible to invest directly in an unmanaged index.

21

GOLDMAN SACHS VARIABLE INSURANCE TRUST CORE FIXED INCOME FUND

Schedule of Investments

December 31, 2019

Principal Amount	Interest Rate	Maturity Date	Value

Corporate Bonds – 35.9%
Automobiles & Components – 0.0%
General Motors Co.
$25,000	4.000%	04/01/2025	$26,208

Banks – 9.3%
American Express Co.(a)
25,000	3.625	12/05/2024	26,486
Bank of America Corp.
75,000	4.125	01/22/2024	80,627
75,000	(3 Mo. LIBOR + 0.94%), 3.864(a)(b)	07/23/2024	78,913
50,000	4.200	08/26/2024	53,693
45,000	3.248(a)	10/21/2027	46,945
75,000	(3 Mo. LIBOR + 1.58%), 3.824(a)(b)	01/20/2028	80,533
25,000	(3 Mo. LIBOR + 1.37%), 3.593(a)(b)	07/21/2028	26,520
85,000	(3 Mo. LIBOR + 1.04%), 3.419(a)(b)	12/20/2028	89,173
50,000	(3 Mo. LIBOR + 1.31%), 4.271(a)(b)	07/23/2029	55,537
50,000	(3 Mo. LIBOR + 0.01%), 2.884(a)(b)	10/22/2030	50,525
Bank of America Corp. Series L(a)
25,000	4.183	11/25/2027	27,122
BNP Paribas SA(c)
200,000	3.375	01/09/2025	207,645
BPCE SA
300,000	2.650	02/03/2021	302,138
Citigroup, Inc.
220,000	3.400	05/01/2026	231,046
25,000	4.125	07/25/2028	27,171
75,000	(SOFR + 1.42%), 2.976(a)(b)	11/05/2030	76,057
Credit Suisse Group Funding Guernsey Ltd.
250,000	4.550	04/17/2026	277,381
Deutsche Bank AG
115,000	2.700	07/13/2020	115,085
Discover Financial Services(a)
75,000	3.750	03/04/2025	79,387
Gazprom PJSC
240,000	4.950	03/23/2027	267,512
GE Capital International Funding Co. Unlimited Co.
200,000	3.373	11/15/2025	208,179
General Motors Financial Co., Inc.(a)
25,000	4.300	07/13/2025	26,680
Huntington Bancshares, Inc.(a)
50,000	4.000	05/15/2025	54,058
JPMorgan Chase & Co.(a)
200,000	(3 Mo. LIBOR + 1.00%), 4.023(b)	12/05/2024	213,233
200,000	(SOFR + 1.16%), 2.301(b)	10/15/2025	199,772
100,000	(3 Mo. LIBOR + 1.25%), 3.960(b)	01/29/2027	108,533
15,000	3.625	12/01/2027	15,827

Corporate Bonds – (continued)
Banks – (continued)
JPMorgan Chase & Co.(a) – (continued)
75,000	(3 Mo. LIBOR + 1.34%), 3.782%(b)	02/01/2028	80,668
45,000	(3 Mo. LIBOR + 0.95%), 3.509(b)	01/23/2029	47,727
JPMorgan Chase & Co. Series Z(a)(b)
85,000	(3 Mo. LIBOR + 3.80%), 5.300	12/31/2049	85,784
Mizuho Financial Group, Inc.
250,000	2.601	09/11/2022	253,106
Morgan Stanley
50,000	(3 Mo. LIBOR + 1.40%), 3.336(a)(b)	10/24/2023	51,075
50,000	(3 Mo. LIBOR + 0.85%), 3.737(a)(b)	04/24/2024	52,225
225,000	3.700	10/23/2024	238,848
75,000	(SOFR + 1.15%), 2.720(a)(b)	07/22/2025	76,062
25,000	3.625	01/20/2027	26,611
50,000	3.950	04/23/2027	53,504
100,000	(3 Mo. LIBOR + 1.63%), 4.431(a)(b)	01/23/2030	112,990
Nuveen LLC(a)(c)
25,000	4.000	11/01/2028	27,806
Royal Bank of Canada(b)
50,000	(3 Mo. LIBOR + 0.39%), 2.325	04/30/2021	50,152
Royal Bank of Scotland Group plc
200,000	3.875	09/12/2023	209,313
Santander UK plc
200,000	2.875	06/18/2024	204,298
Standard Chartered plc(a)(b)(c)
200,000	(3 Mo. LIBOR + 1.15%), 4.247	01/20/2023	207,100
Wells Fargo & Co.
175,000	3.000	10/23/2026	179,405
50,000	4.300	07/22/2027	54,713
Westpac Banking Corp.(a)(b)
25,000	(5 Yr. Swap Rate + 2.24%), 4.322	11/23/2031	26,433
50,000	(US Treasury Yield Curve Rate T-Note Constant Maturity 5 Yr. + 2.00%), 4.110	07/24/2034	52,465

			5,116,063

Capital Goods – 1.6%
Air Lease Corp.(a)
75,000	3.750	06/01/2026	78,444
Boeing Co. (The)(a)
50,000	3.450	11/01/2028	53,005
Northrop Grumman Corp.
75,000	2.930(a)	01/15/2025	77,269
75,000	3.250(a)	01/15/2028	78,174
25,000	4.750	06/01/2043	30,103

22	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS VARIABLE INSURANCE TRUST CORE FIXED INCOME FUND

Principal Amount	Interest Rate	Maturity Date	Value

Corporate Bonds – (continued)
Capital Goods – (continued)
Roper Technologies, Inc.(a)
$50,000	4.200%	09/15/2028	$54,732
Stanley Black & Decker, Inc.(a)
50,000	4.250	11/15/2028	56,312
United Technologies Corp.(a)
25,000	(3 Mo. LIBOR + 0.65%), 2.554(b)	08/16/2021	25,021
25,000	3.350	08/16/2021	25,596
50,000	3.950	08/16/2025	54,546
225,000	2.650	11/01/2026	230,528
50,000	4.125	11/16/2028	56,255
25,000	4.050	05/04/2047	28,295
25,000	4.625	11/16/2048	31,210

			879,490

Commercial & Professional Services(a) – 0.3%
IHS Markit Ltd.
75,000	4.250	05/01/2029	81,097
Republic Services, Inc.
75,000	2.500	08/15/2024	75,865

			156,962

Consumer Services(a) – 0.3%
Marriott International, Inc.
85,000	2.300	01/15/2022	85,290
Starbucks Corp.
75,000	3.800	08/15/2025	80,918

			166,208

Electric – 2.0%
Alliant Energy Finance LLC(a)(c)
25,000	3.750	06/15/2023	26,139
Arizona Public Service Co.(a)
45,000	2.950	09/15/2027	45,997
Berkshire Hathaway Energy Co.(a)
25,000	3.250	04/15/2028	26,341
Dominion Energy, Inc.
50,000	3.071	08/15/2024	51,144
Emera US Finance LP(a)
45,000	2.700	06/15/2021	45,389
Entergy Corp.(a)
45,000	2.950	09/01/2026	45,697
Exelon Corp.(a)
45,000	3.497	06/01/2022	46,171
Florida Power & Light Co.(a)
68,000	4.125	02/01/2042	77,650
MidAmerican Energy Co.(a)
25,000	3.650	04/15/2029	27,316
NiSource, Inc.(a)
50,000	3.650	06/15/2023	52,005
95,000	3.490	05/15/2027	99,799
NRG Energy, Inc.(a)(c)
75,000	3.750	06/15/2024	77,518
Progress Energy, Inc.
120,000	7.000	10/30/2031	163,837

Corporate Bonds – (continued)
Electric – (continued)
Sempra Energy(a)(b)
70,000	(3 Mo. LIBOR + 0.50%), 2.501	01/15/2021	70,011
Southern California Edison Co. Series A(a)
50,000	4.200	03/01/2029	54,995
Southern Co. (The)(a)
60,000	3.250	07/01/2026	62,243
Vistra Operations Co. LLC(a)(c)
125,000	3.550	07/15/2024	127,097

			1,099,349

Energy – 3.3%
BP Capital Markets America, Inc.(a)
75,000	3.224	04/14/2024	78,187
25,000	4.234	11/06/2028	28,261
Cenovus Energy, Inc.(a)
25,000	4.250	04/15/2027	26,444
Continental Resources, Inc.(a)
150,000	4.500	04/15/2023	157,186
Devon Energy Corp.(a)
29,000	5.850	12/15/2025	34,374
25,000	5.600	07/15/2041	30,436
5,000	4.750	05/15/2042	5,572
Energy Transfer Operating LP(a)
25,000	4.650	06/01/2021	25,682
75,000	4.200	09/15/2023	78,777
25,000	5.250	04/15/2029	28,110
25,000	5.300	04/15/2047	26,662
25,000	6.000	06/15/2048	29,099
Enterprise Products Operating LLC(a)(b)
40,000	(3 Mo. LIBOR + 2.78%), 4.684	06/01/2067	37,907
EQM Midstream Partners LP(a)
100,000	4.750	07/15/2023	100,322
25,000	5.500	07/15/2028	24,560
Kinder Morgan Energy Partners LP(a)
25,000	5.400	09/01/2044	28,614
Marathon Oil Corp.(a)
25,000	4.400	07/15/2027	27,183
Marathon Petroleum Corp.(a)
25,000	3.625	09/15/2024	26,223
25,000	3.800	04/01/2028	26,249
MPLX LP(a)
25,000	4.800	02/15/2029	27,425
35,000	4.500	04/15/2038	35,615
25,000	5.500	02/15/2049	28,281
Newfield Exploration Co.
50,000	5.625	07/01/2024	55,000
Noble Energy, Inc.(a)
50,000	3.250	10/15/2029	50,539
Occidental Petroleum Corp.
225,000	2.900(a)	08/15/2024	228,453
15,000	5.550(a)	03/15/2026	17,021
25,000	3.200(a)	08/15/2026	25,273
30,000	6.450	09/15/2036	36,747

The accompanying notes are an integral part of these financial statements.	23

GOLDMAN SACHS VARIABLE INSURANCE TRUST CORE FIXED INCOME FUND

Schedule of Investments (continued)

December 31, 2019

Principal Amount	Interest Rate	Maturity Date	Value

Corporate Bonds – (continued)
Energy – (continued)
Petroleos Mexicanos
$20,000	4.500%	01/23/2026	$19,878
20,000	6.490(a)(c)	01/23/2027	21,300
10,000	6.500	03/13/2027	10,595
20,000	6.750	09/21/2047	20,175
30,000	7.690(a)(c)	01/23/2050	32,871
Phillips 66(a)
60,000	3.900	03/15/2028	65,420
Pioneer Natural Resources Co.(a)
25,000	3.950	07/15/2022	25,975
Plains All American Pipeline LP(a)
15,000	3.650	06/01/2022	15,401
35,000	3.850	10/15/2023	36,232
Sabine Pass Liquefaction LLC(a)
75,000	5.625	03/01/2025	84,215
75,000	5.000	03/15/2027	82,593
Total Capital International SA(a)
25,000	3.461	07/12/2049	26,356
Western Midstream Operating LP(a)
25,000	5.450	04/01/2044	22,018
25,000	5.300	03/01/2048	21,689

			1,808,920

Food & Beverage(a) – 2.0%
Anheuser-Busch Cos. LLC
35,000	4.700	02/01/2036	40,378
210,000	4.900	02/01/2046	249,307
Anheuser-Busch InBev Worldwide, Inc.
350,000	4.750	01/23/2029	405,743
25,000	5.550	01/23/2049	32,414
Constellation Brands, Inc.
75,000	(3 Mo. LIBOR + 0.70%), 2.610(b)	11/15/2021	75,110
50,000	4.400	11/15/2025	54,616
25,000	3.700	12/06/2026	26,537
50,000	3.600	02/15/2028	52,594
25,000	3.150	08/01/2029	25,311
Keurig Dr Pepper, Inc.
50,000	4.057	05/25/2023	52,800
Mars, Inc.(c)
25,000	2.700	04/01/2025	25,577
25,000	3.200	04/01/2030	26,458
Tyson Foods, Inc.
50,000	3.900	09/28/2023	52,917

			1,119,762

Health Care Equipment & Services – 1.6%
Becton Dickinson and Co.(a)
93,000	(3 Mo. LIBOR + 0.88%), 2.836(b)	12/29/2020	93,032
45,000	2.894	06/06/2022	45,717
25,000	3.363	06/06/2024	26,021
40,000	3.700	06/06/2027	42,573
Centene Corp.(a)(c)
150,000	4.250	12/15/2027	154,450

Corporate Bonds – (continued)
Health Care Equipment & Services – (continued)
Cigna Corp.(a)
150,000	3.750%	07/15/2023	157,381
50,000	4.900	12/15/2048	59,656
CVS Health Corp.(a)
75,000	3.500	07/20/2022	77,409
50,000	3.700	03/09/2023	52,058
50,000	3.875	07/20/2025	53,290
50,000	5.050	03/25/2048	59,180
UnitedHealth Group, Inc.
35,000	4.625	07/15/2035	42,423

			863,190

Life Insurance(a) – 0.5%
American International Group, Inc.
125,000	3.900	04/01/2026	133,893
25,000	4.200	04/01/2028	27,523
Marsh & McLennan Cos., Inc.
50,000	4.375	03/15/2029	56,983
Principal Financial Group, Inc.
50,000	3.100	11/15/2026	51,686

			270,085

Materials – 0.4%
DuPont de Nemours, Inc.(a)
50,000	4.205	11/15/2023	53,457
50,000	4.493	11/15/2025	55,020
Ecolab, Inc.
4,000	5.500	12/08/2041	5,220
Huntsman International LLC(a)
25,000	4.500	05/01/2029	26,581
Sherwin-Williams Co. (The)(a)
25,000	3.450	06/01/2027	26,439
50,000	2.950	08/15/2029	50,681

			217,398

Media & Entertainment – 1.9%
Charter Communications Operating LLC(a)
92,000	4.500	02/01/2024	98,955
220,000	4.908	07/23/2025	242,414
Comcast Corp.(a)
50,000	3.700	04/15/2024	53,280
45,000	3.375	08/15/2025	47,762
50,000	3.950	10/15/2025	54,555
25,000	3.300	02/01/2027	26,429
225,000	3.150	02/15/2028	235,798
125,000	4.150	10/15/2028	140,622
25,000	4.250	10/15/2030	28,611
Fox Corp.(a)(c)
25,000	4.030	01/25/2024	26,630
25,000	4.709	01/25/2029	28,498
Time Warner Cable LLC
15,000	5.000	02/01/2020	15,028
Walt Disney Co. (The)(a)
25,000	3.700	09/15/2024	26,717

			1,025,299

24	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS VARIABLE INSURANCE TRUST CORE FIXED INCOME FUND

Principal Amount	Interest Rate	Maturity Date	Value

Corporate Bonds – (continued)
Metals and Mining(c) – 0.2%
Glencore Funding LLC
$75,000	4.125%(a)	03/12/2024	$78,562
25,000	4.625	04/29/2024	26,688

			105,250

Pharmaceuticals, Biotechnology & Life Sciences – 2.6%
AbbVie, Inc.
75,000	3.375	11/14/2021	76,900
50,000	3.750(a)	11/14/2023	52,614
125,000	4.050(a)(c)	11/21/2039	131,004
175,000	4.250(a)(c)	11/21/2049	185,178
Amgen, Inc.(a)
70,000	3.125	05/01/2025	73,001
Bayer US Finance II LLC(a)(c)
200,000	3.875	12/15/2023	209,971
Bayer US Finance LLC(c)
200,000	3.000	10/08/2021	202,728
Bristol-Myers Squibb Co.(a)(c)
150,000	3.875	08/15/2025	162,157
DH Europe Finance II Sarl(a)
75,000	2.200	11/15/2024	75,107
25,000	2.600	11/15/2029	24,928
Elanco Animal Health, Inc.
50,000	3.912	08/27/2021	51,239
25,000	4.272(a)	08/28/2023	26,406
Pfizer, Inc.(a)
75,000	3.450	03/15/2029	80,652
Thermo Fisher Scientific, Inc.(a)
35,000	3.000	04/15/2023	35,932
15,000	3.650	12/15/2025	16,115
Zoetis, Inc.(a)
45,000	3.000	09/12/2027	46,105

			1,450,037

Pipelines(a) – 0.3%
Columbia Pipeline Group, Inc.
35,000	3.300	06/01/2020	35,103
Sunoco Logistics Partners Operations LP
15,000	4.250	04/01/2024	15,742
Williams Cos., Inc. (The)
25,000	3.600	03/15/2022	25,677
25,000	3.900	01/15/2025	26,272
35,000	4.000	09/15/2025	37,098

			139,892

Property/Casualty Insurance – 0.2%
Arch Capital Group US, Inc.
36,000	5.144	11/01/2043	44,014
XLIT Ltd.
45,000	4.450	03/31/2025	49,038

			93,052

Corporate Bonds – (continued)
Real Estate Investment Trusts(a) – 1.8%
Alexandria Real Estate Equities, Inc.
25,000	3.800%	04/15/2026	26,704
25,000	3.375	08/15/2031	26,034
American Campus Communities Operating Partnership LP
95,000	4.125	07/01/2024	101,456
American Homes 4 Rent LP
50,000	4.900	02/15/2029	55,911
American Tower Corp.
75,000	3.375	05/15/2024	77,874
Crown Castle International Corp.
25,000	2.250	09/01/2021	25,077
85,000	3.150	07/15/2023	87,344
60,000	3.650	09/01/2027	63,509
CubeSmart LP
45,000	4.000	11/15/2025	47,990
Essex Portfolio LP
50,000	3.000	01/15/2030	50,450
Kilroy Realty LP
25,000	4.750	12/15/2028	28,325
National Retail Properties, Inc.
45,000	4.000	11/15/2025	48,298
Office Properties Income Trust
25,000	3.600	02/01/2020	25,000
Regency Centers LP
100,000	2.950	09/15/2029	99,787
Spirit Realty LP
75,000	3.400	01/15/2030	75,255
Ventas Realty LP
45,000	3.500	02/01/2025	46,987
VEREIT Operating Partnership LP
50,000	4.625	11/01/2025	54,754
25,000	3.950	08/15/2027	26,280
WP Carey, Inc.
25,000	3.850	07/15/2029	26,385

			993,420

Retailing(a) – 1.3%
Alimentation Couche-Tard, Inc.(c)
45,000	2.700	07/26/2022	45,497
Amazon.com, Inc.
335,000	5.200	12/03/2025	390,790
45,000	4.800	12/05/2034	56,610
15,000	3.875	08/22/2037	16,975
Dollar Tree, Inc.
50,000	4.000	05/15/2025	53,423
50,000	4.200	05/15/2028	53,652
Expedia Group, Inc.
35,000	3.800	02/15/2028	35,687
Home Depot, Inc. (The)
25,000	3.900	12/06/2028	28,002
25,000	4.250	04/01/2046	29,398

			710,034

The accompanying notes are an integral part of these financial statements.	25

GOLDMAN SACHS VARIABLE INSURANCE TRUST CORE FIXED INCOME FUND

Schedule of Investments (continued)

December 31, 2019

Principal Amount	Interest Rate	Maturity Date	Value

Corporate Bonds – (continued)
Software & Services(a) – 0.7%
Fiserv, Inc.
$25,000	3.800%	10/01/2023	$26,401
100,000	2.750	07/01/2024	101,886
50,000	3.200	07/01/2026	51,848
25,000	4.200	10/01/2028	27,628
Global Payments, Inc.
50,000	2.650	02/15/2025	50,271
25,000	3.200	08/15/2029	25,460
PayPal Holdings, Inc.
125,000	2.650	10/01/2026	126,649

			410,143

Technology – 2.3%
Apple, Inc.(a)
325,000	2.450	08/04/2026	329,631
Broadcom Corp.(a)
125,000	3.625	01/15/2024	129,451
50,000	3.125	01/15/2025	50,679
Broadcom, Inc.(c)
100,000	3.125	10/15/2022	101,949
75,000	3.625(a)	10/15/2024	77,863
150,000	4.250(a)	04/15/2026	159,614
Dell International LLC(a)(c)
70,000	5.450	06/15/2023	75,897
100,000	6.020	06/15/2026	115,378
Hewlett Packard Enterprise Co.(a)
45,000	4.900	10/15/2025	50,044
25,000	6.350	10/15/2045	30,168
Microchip Technology, Inc.
25,000	3.922	06/01/2021	25,543
Oracle Corp.(a)
70,000	2.500	05/15/2022	71,026
QUALCOMM, Inc.(a)
25,000	2.600	01/30/2023	25,433

			1,242,676

Tobacco(a) – 0.2%
Altria Group, Inc.
75,000	3.800	02/14/2024	78,915
BAT Capital Corp.
25,000	3.222	08/15/2024	25,554
25,000	4.540	08/15/2047	25,066

			129,535

Transportation – 0.6%
Avolon Holdings Funding Ltd.(a)(c)
25,000	3.950	07/01/2024	26,083
Burlington Northern Santa Fe LLC(a)
25,000	4.050	06/15/2048	28,350
Delta Air Lines, Inc.
150,000	3.400	04/19/2021	151,801
FedEx Corp.(a)
45,000	3.400	02/15/2028	45,912
Penske Truck Leasing Co. LP(a)(c)
70,000	3.375	02/01/2022	71,461

			323,607

Corporate Bonds – (continued)
Wireless Telecommunications – 2.5%
American Tower Corp.
45,000	4.700	03/15/2022	47,452
AT&T, Inc.
60,000	3.200(a)	03/01/2022	61,422
80,000	3.800	03/15/2022	83,008
50,000	3.000(a)	06/30/2022	51,075
195,000	3.400(a)	05/15/2025	204,346
25,000	3.600(a)	07/15/2025	26,442
110,000	4.250(a)	03/01/2027	120,672
25,000	4.900(a)	08/15/2037	28,849
25,000	4.750(a)	05/15/2046	28,213
25,000	5.150(a)	11/15/2046	29,879
50,000	4.500(a)	03/09/2048	55,260
Verizon Communications, Inc.
25,000	3.376	02/15/2025	26,443
25,000	2.625	08/15/2026	25,390
145,000	4.329	09/21/2028	164,285
200,000	3.875(a)	02/08/2029	220,601
62,000	5.012	04/15/2049	79,196
Vodafone Group plc
100,000	3.750	01/16/2024	105,585

			1,358,118

TOTAL CORPORATE BONDS
(Cost $18,865,554)			$19,704,698

Mortgage-Backed Securities – 48.0%
FHLMC – 0.8%
$2,783	4.500%	07/01/2024	$2,902
17,231	4.500	11/01/2024	17,975
3,828	4.500	12/01/2024	3,996
6,765	7.500	12/01/2029	7,873
1,880	5.000	10/01/2033	2,067
3,080	5.000	07/01/2035	3,414
4,214	5.000	12/01/2035	4,647
867	5.000	03/01/2038	959
2,360	5.000	06/01/2041	2,588
373,849	4.000	10/01/2048	397,155

			443,576

GNMA – 15.5%
1,278	7.000	10/15/2025	1,289
5,405	7.000	11/15/2025	5,689
743	7.000	02/15/2026	752
2,553	7.000	04/15/2026	2,673
2,562	7.000	03/15/2027	2,698
15,878	7.000	11/15/2027	16,245
6,682	7.000	02/15/2028	7,159
1,506	7.000	03/15/2028	1,516
840	7.000	04/15/2028	845
111	7.000	05/15/2028	120
2,512	7.000	06/15/2028	2,696
4,009	7.000	07/15/2028	4,306
9,656	7.000	09/15/2028	10,226

26	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS VARIABLE INSURANCE TRUST CORE FIXED INCOME FUND

Principal Amount		Interest Rate	Maturity Date		Value

Mortgage-Backed Securities – (continued)
GNMA – (continued)
	$1,876	7.000%	11/15/2028		$1,966
	924	7.500	11/15/2030		925
	99,141	6.000	08/20/2034		112,462
	94,074	5.000	06/15/2040		102,805
	446,074	4.000	08/20/2043		473,093
	208,781	4.000	10/20/2045		219,992
	633,317	4.500	09/20/2048		666,335
	726,264	5.000	10/20/2048		769,454
	2,906,625	4.500	01/20/2049		3,045,900
	3,000,000	3.000	TBA-30yr	(d)	3,081,630

					8,530,776

UMBS – 22.4%
	261	5.000	06/01/2023		270
	20,340	5.500	09/01/2023		21,064
	6,018	5.500	10/01/2023		6,233
	1,253	4.500	07/01/2024		1,302
	40,023	4.500	11/01/2024		41,691
	18,975	4.500	12/01/2024		19,785
	6,098	9.000	11/01/2025		6,762
	27,354	7.000	08/01/2026		30,099
	12,124	8.000	10/01/2029		14,060
	1,118	8.500	04/01/2030		1,310
	2,081	8.000	05/01/2030		2,182
	6,164	8.000	08/01/2032		7,225
	8,461	4.500	08/01/2039		9,227
	37,891	3.000	01/01/2043		39,253
	158,409	3.000	03/01/2043		164,106
	220,422	3.000	04/01/2043		228,349
	165,252	3.000	05/01/2043		171,195
	516,249	4.500	04/01/2045		567,840
	58,858	4.500	05/01/2045		64,740
	362,096	4.000	02/01/2048		384,998
	481,461	4.000	03/01/2048		511,913
	116,758	4.000	06/01/2048		121,605
	40,537	4.000	07/01/2048		43,205
	640,098	4.000	08/01/2048		679,583
	565,804	4.000	11/01/2048		589,909
	456,270	5.000	11/01/2048		499,889
	318,928	4.000	01/01/2049		332,169
	2,500,708	5.000	10/01/2049		2,675,082
	3,999,999	3.000	12/01/2049		4,057,529
	1,000,000	2.500	01/01/2050		989,038

					12,281,613

UMBS, 30 Year, Single Family(d) – 9.3%
	1,000,000	2.500	TBA-30yr		988,451
	2,000,000	3.000	TBA-30yr		2,028,140
	1,000,000	3.500	TBA-30yr		1,028,710
	1,000,000	4.500	TBA-30yr		1,052,969

					5,098,270

	TOTAL MORTGAGE-BACKED SECURITIES
	(Cost $26,223,037)				$26,354,235

Collateralized Mortgage Obligations – 1.3%
Adjustable Rate Non-Agency(a)(b) – 1.2%
	Alternative Loan Trust Series 2005-38, Class A1
	$77,408	3.739%	09/25/2035		$76,420
	Harben Finance plc Series 2017-1X, Class A
GBP	73,145	1.602	08/20/2056		96,919
	Lehman XS Trust Series 2005-7N, Class 1A1A
	$131,137	2.332	12/25/2035		127,413
	London Wall Mortgage Capital plc Series 2017-FL1, Class A
GBP	50,711	1.639	11/15/2049		67,118
	MASTR Adjustable Rate Mortgages Trust Series 2006-OA2, Class 4A1A
	$87,430	3.089	12/25/2046		128,951
	Ripon Mortgages plc Series 1X, Class A2
GBP	131,341	1.602	08/20/2056		173,967

					670,788

Sequential Fixed Rate – 0.1%
	FNMA REMIC Series 2012-111, Class B
	$10,651	7.000	10/25/2042		12,412
	FNMA REMIC Series 2012-153, Class B
	30,215	7.000	07/25/2042		35,995

					48,407

	TOTAL COLLATERALIZED MORTGAGE OBLIGATIONS
	(Cost $644,452)				$719,195

Commercial Mortgage-Backed Securities(a) – 0.3%
Adjustable Rate Non-Agency(b)(c) – 0.0%
	Exantas Capital Corp. Ltd. Series 2018-RSO6, Class A
	$36,245	2.567%	06/15/2035		$36,216

Sequential Fixed Rate – 0.3%
	BANK Series 2019-BN21, Class A5
	50,000	2.851	10/17/2052		50,736
	Cantor Commercial Real Estate Lending Series 2019-CF3, Class A4
	100,000	3.006	01/15/2053		102,509

					153,245

	TOTAL COMMERCIAL MORTGAGE-BACKED SECURITIES
	(Cost $190,743)				$189,461

U.S. Government Agency Securities – 1.9%
	FHLB
	$100,000	3.375%	12/08/2023		$106,471
	FNMA
	400,000	1.875	09/24/2026		399,052
	400,000	6.250	05/15/2029		540,220

	TOTAL U.S. GOVERNMENT AGENCY SECURITIES
	(Cost $1,007,735)				$1,045,743

The accompanying notes are an integral part of these financial statements.	27

GOLDMAN SACHS VARIABLE INSURANCE TRUST CORE FIXED INCOME FUND

Schedule of Investments (continued)

December 31, 2019

Principal Amount		Interest Rate	Maturity Date	Value

Asset-Backed Securities(a) – 3.8%
Automobile – 0.2%
	Ally Master Owner Trust Series 2018-1, Class A2
	$100,000	2.700%	01/17/2023	$100,708

Collateralized Debt Obligations(b)(c) – 1.2%
	Arbor Realty Commercial Real Estate Notes Ltd. Series 2018-FL1, Class A
	200,000	2.890	06/15/2028	200,125
	KREF Ltd. Series 2018-FL1, Class A
	150,000	2.837	06/15/2036	150,234
	Orix Credit Alliance Owner Trust Ltd. Series 2018-CRE1, Class A
	125,000	2.920	06/15/2036	124,922
	TPG Real Estate Finance Issuer Ltd. Series 2018-FL2, Class A
	175,000	2.867	11/15/2037	174,891

				650,172

Collateralized Loan Obligations(b)(c) – 1.4%
	CBAM Ltd. Series 2018-5A, Class A
	525,000	3.022	04/17/2031	520,831
	Cutwater Ltd. Series 2014-1A, Class A1AR
	269,534	3.251	07/15/2026	269,735

				790,566

Home Equity(b) – 0.1%
	GMACM Home Equity Loan Trust Series 2007-HE3, Class 1A1
	2,600	7.000	09/25/2037	2,596
	GMACM Home Equity Loan Trust Series 2007-HE3, Class 2A1
	50,164	7.000	09/25/2037	51,852

				54,448

Student Loans(b) – 0.9%
	Academic Loan Funding Trust Series 2012-1A, Class A2(c)
	96,243	2.892	12/27/2044	96,815
	Northstar Education Finance, Inc. Series 2007-1, Class A1
	25,389	2.040	04/28/2030	25,344
	Scholar Funding Trust Series 2010-A, Class A(c)
	100,610	2.686	10/28/2041	98,715
	SLM Student Loan Trust Series 2003-7A, Class A5A(c)
	306,406	3.094	12/15/2033	303,688

				524,562

	TOTAL ASSET-BACKED SECURITIES
	(Cost $2,122,696)			$2,120,456

Foreign Government Securities – 2.1%
	Israel Government AID Bond(e)
	$400,000	5.500%	09/18/2023	$453,256
	200,000	5.500	12/04/2023	227,566
	100,000	5.500	04/26/2024	115,008
	Mexico Government Bond
EUR	100,000	1.625	04/08/2026	117,078
	Romania Government Bond(c)
	10,000	2.124	07/16/2031	11,455
	10,000	4.625	04/03/2049	13,839

Foreign Government Securities – (continued)
	United Arab Emirates Government International Bond(c)
	$220,000	3.125	10/11/2027	230,340

	TOTAL FOREIGN GOVERNMENT SECURITIES
	(Cost $1,137,793)			$1,168,542

Municipal Bonds – 1.3%
California – 0.3%
	California State Various Purpose GO Bonds Series 2010
	$105,000	7.625%	03/01/2040	$168,129

Illinois – 0.7%
	Illinois State GO Bonds for Build America Bonds Series 2010-5
	100,000	7.350	07/01/2035	121,380
	Illinois State GO Bonds Pension Funding Series 2003
	25,000	5.100	06/01/2033	26,951
	Illinois State GO Bonds Series 2015-B(f)
	199,000	7.750	01/01/2025	249,631

				397,962

Ohio – 0.3%
	American Municipal Power, Inc. RB Build America Bond Series 2010 E RMKT
	100,000	6.270	02/15/2050	133,589

	TOTAL MUNICIPAL BONDS
	(Cost $577,770)			$699,680

U.S. Treasury Obligations – 0.4%
	U.S. Treasury Bonds
	$160,000	2.250%	08/15/2049	$155,200
	U.S. Treasury Notes
	40,000	2.875	08/15/2028	43,113

	TOTAL U.S. TREASURY OBLIGATIONS
	(Cost $205,537)			$198,313

Shares	Dividend Rate	Value

Investment Company(g) – 3.0%
Goldman Sachs Financial Square Government Fund — Institutional Shares
$ 1,647,077	1.638%	$1,647,077
(Cost $1,647,077)

28	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS VARIABLE INSURANCE TRUST CORE FIXED INCOME FUND

Principal Amount	Interest Rate	Maturity Date	Value

Short-Term Investment – 17.7%
U.S. Treasury Obligation – 17.7%
U.S. Treasury Bills
$9,753,000	1.833%	03/05/2020	$9,727,643
(Cost $9,721,496)

TOTAL INVESTMENTS – 115.7%
(Cost $62,343,890)			$63,575,043

LIABILITIES IN EXCESS OF OTHER ASSETS – (15.7)%			(8,630,241)

NET ASSETS – 100.0%			$54,944,802

The percentage shown for each investment category reflects the value of investments in that category as a percentage of net assets.

(a)	Securities with “Call” features. Maturity dates disclosed are the final maturity dates.

(b)	Variable rate security. Except for floating rate notes (for which final maturity is disclosed), maturity date disclosed is the next interest reset date. Interest rate disclosed is that which is in effect on December 31, 2019.

(c)	Exempt from registration under Rule 144A of the Securities Act of 1933.

(d)	TBA (To Be Announced) Securities are purchased on a forward commitment basis with an approximate principal amount and no defined maturity date. The actual principal and maturity date will be determined upon settlement when the specific mortgage pools are assigned. Total market value of TBA securities (excluding forward sales contracts, if any) amounts to $8,179,900 which represents approximately 14.9% of net assets as of December 31, 2019.

(e)	Guaranteed by the United States Government. Total market value of these securities amounts to $795,830, which represents 1.4% of net assets as of December 31, 2019.

(f)	Pre-refunded security. Maturity date disclosed is pre-refunding date.

(g)	Represents an Affiliated Issuer.

Investment Abbreviations:
BA	—Banker Acceptance Rate
BBR	—Bank Bill Reference Rate
EURIBOR	—Euro Interbank Offered Rate
FHLB	—Federal Home Loan Bank
FHLMC	—Federal Home Loan Mortgage Corp.
FNMA	—Federal National Mortgage Association
GNMA	—Government National Mortgage Association
GO	—General Obligation
LIBOR	—London Interbank Offered Rate
Mo.	—Month
NIBOR	—Norwegian Interbank Offered Rate
RB	—Revenue Bond
REMIC	—Real Estate Mortgage Investment Conduit
RMKT	—Remarketed
SOFR	—Secured Overnight Financing Rate
STIBOR	—Stockholm Interbank Offered Rate
T-Note	—Treasury Note
UMBS	—Uniform Mortgage-Backed Securities
Yr.	—Year

Currency Abbreviations:
AUD	—Australian Dollar
CAD	—Canadian Dollar
CHF	—Swiss Franc
EUR	—Euro
GBP	—British Pound
JPY	—Japanese Yen
NOK	—Norwegian Krone
NZD	—New Zealand Dollar
SEK	—Swedish Krona
USD	—United States Dollar

ADDITIONAL INVESTMENT INFORMATION

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS — At December 31, 2019, the Fund had the following forward foreign currency exchange contracts:

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS WITH UNREALIZED GAIN

Counterparty	Currency Purchased		Currency Sold		Settlement Date	Unrealized Gain
Morgan Stanley Co., Inc.	AUD	61,008	EUR	38,016	03/18/2020	$48
	AUD	243,188	USD	167,352	01/29/2020	3,420
	AUD	271,209	USD	188,170	03/18/2020	2,507
	CAD	55,003	CHF	40,730	03/18/2020	58
	CAD	167,370	EUR	114,004	03/18/2020	442
	CAD	258,925	USD	195,848	01/30/2020	3,577

The accompanying notes are an integral part of these financial statements.	29

GOLDMAN SACHS VARIABLE INSURANCE TRUST CORE FIXED INCOME FUND

Schedule of Investments (continued)

December 31, 2019

ADDITIONAL INVESTMENT INFORMATION (continued)

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS WITH UNREALIZED GAIN (continued)

Counterparty	Currency Purchased		Currency Sold		Settlement Date	Unrealized Gain
Morgan Stanley Co., Inc. (continued)	CAD	442,637	USD	337,000	03/18/2020	$3,959
	CHF	216,480	EUR	198,093	03/18/2020	1,630
	CHF	168,236	GBP	131,464	03/18/2020	267
	CHF	40,983	JPY	4,572,403	03/18/2020	312
	CHF	82,087	USD	84,011	03/18/2020	1,262
	EUR	16,152	CAD	23,619	03/18/2020	9
	EUR	782,295	USD	866,509	02/20/2020	13,637
	EUR	1,518,905	USD	1,698,585	03/18/2020	13,222
	GBP	291,000	USD	376,397	02/12/2020	9,503
	GBP	32,009	USD	42,353	03/18/2020	134
	JPY	11,613,101	USD	106,981	02/05/2020	99
	JPY	4,566,249	USD	41,974	03/18/2020	231
	NOK	3,945,863	EUR	388,225	03/18/2020	12,024
	NOK	5,111,675	USD	559,110	03/18/2020	23,262
	NZD	64,026	CAD	55,654	03/18/2020	280
	NZD	358,240	USD	237,085	03/18/2020	4,346
	SEK	1,653,000	USD	174,059	02/14/2020	2,787
	SEK	398,391	USD	42,013	03/18/2020	676

TOTAL						$97,692

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS WITH UNREALIZED LOSS

Counterparty	Currency Purchased		Currency Sold		Settlement Date	Unrealized Loss
Morgan Stanley Co., Inc.	AUD	61,007	CAD	55,858	03/18/2020	$(135)
	AUD	46,773	NOK	289,964	03/18/2020	(151)
	CAD	55,020	NOK	376,979	03/18/2020	(568)
	EUR	114,024	GBP	97,272	03/18/2020	(608)
	EUR	152,009	NOK	1,543,730	03/18/2020	(4,562)
	GBP	32,018	CAD	56,352	03/18/2020	(909)
	GBP	32,010	CHF	42,183	03/18/2020	(1,332)
	GBP	63,772	EUR	75,987	03/18/2020	(989)
	GBP	64,567	USD	87,284	03/18/2020	(1,580)
	JPY	4,562,402	AUD	60,989	03/18/2020	(709)
	JPY	4,573,709	EUR	38,009	03/18/2020	(561)
	JPY	38,205,675	USD	353,861	03/18/2020	(729)
	SEK	1,919,265	EUR	183,192	03/18/2020	(801)
	SEK	794,229	NOK	772,006	03/18/2020	(2,851)
	USD	112,497	AUD	163,475	01/29/2020	(2,299)
	USD	292,355	AUD	425,762	03/18/2020	(6,980)
	USD	226,966	CAD	300,065	01/30/2020	(4,146)
	USD	733,343	CAD	970,518	03/18/2020	(14,242)

30	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS VARIABLE INSURANCE TRUST CORE FIXED INCOME FUND

ADDITIONAL INVESTMENT INFORMATION (continued)

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS WITH UNREALIZED LOSS (continued)

Counterparty	Currency Purchased		Currency Sold		Settlement Date	Unrealized Loss
Morgan Stanley Co., Inc. (continued)	USD	1,266,793	CHF	1,243,748	03/18/2020	$(25,230)
	USD	976,715	EUR	881,790	02/20/2020	(15,370)
	USD	410,395	EUR	366,334	03/18/2020	(2,464)
	USD	696,908	GBP	538,793	02/12/2020	(17,596)
	USD	243,006	GBP	185,339	03/18/2020	(3,004)
	USD	83,403	JPY	9,053,632	02/05/2020	(77)
	USD	541,020	NZD	824,399	03/18/2020	(14,570)
	USD	200,348	SEK	1,902,659	02/14/2020	(3,208)
	USD	713,509	SEK	6,759,202	03/18/2020	(10,760)

TOTAL						$(136,431)

FORWARD SALES CONTRACTS — At December 31, 2019, the Fund had the following forward sales contracts:

Description	Interest Rate	Maturity Date(a)	Principal Amount	Settlement Date	Value
GNMA	4.500%	TBA-30yr	$1,000,000	01/21/2020	$(1,045,625)
UMBS	5.000	TBA-30yr	1,000,000	01/14/2020	(1,069,062)

TOTAL (Proceeds Received: $2,113,516)					$(2,114,687)

(a)

TBA (To Be Announced) Securities are sold on a forward commitment basis with an approximate principal amounted and no defined maturity date. The actual principal and maturity date will be determined upon settlement when the specific mortgage pools are assigned.

FUTURES CONTRACTS — At December 31, 2019, the Fund had the following futures contracts:

Description	Number of Contracts	Expiration Date	Notional Amount	Unrealized Appreciation/ (Depreciation)

Long position contracts:
3 Month Eurodollar	2	06/15/2020	$491,500	$194
3 Month SOFR	1	03/17/2020	246,100	1
Australia 10 Year Bond	3	03/16/2020	300,963	(3,061)
U.S. Treasury 2 Year Note	12	03/31/2020	2,584,969	(887)
U.S. Treasury 5 Year Note	23	03/31/2020	2,725,680	(8,708)
U.S. Treasury 10 Year Note	3	03/20/2020	384,750	(237)
U.S. Treasury Long Bond	14	03/20/2020	2,177,437	(53,439)
U.S. Treasury Ultra Bond	25	03/20/2020	4,529,687	(130,987)

Total				$(197,124)

The accompanying notes are an integral part of these financial statements.	31

GOLDMAN SACHS VARIABLE INSURANCE TRUST CORE FIXED INCOME FUND

Schedule of Investments (continued)

December 31, 2019

ADDITIONAL INVESTMENT INFORMATION (continued)

FUTURES CONTRACTS — At December 31, 2019, the Fund had the following futures contracts: (continued)

Description	Number of Contracts	Expiration Date	Notional Amount	Unrealized Appreciation/ (Depreciation)

Short position contracts:
30 Day Federal Funds	(1)	01/31/2020	$(410,230)	$(27)
Australia 3 Year Bond	(1)	03/16/2020	(80,711)	(13)
U.S. Treasury 10 Year Ultra Note	(14)	03/20/2020	(1,966,344)	30,738

Total				$30,698

Total Futures Contracts				$(166,426)

SWAP CONTRACTS — At December 31, 2019, the Fund had the following swap contracts:

CENTRALLY CLEARED CREDIT DEFAULT SWAP CONTRACTS

Reference Obligation/Index(a)	Financing Rate Received (Paid) by the Fund	Credit Spread at December 31, 2019(b)	Termination Date	Notional Amount (000’s)		Value	Upfront Premium (Received) Paid	Unrealized Appreciation/ (Depreciation)

Protection Sold:
General Electric Co.	1.000%	0.850%	06/20/2024	USD	125	$864	$(1,906)	$2,770
General Electric Co.	1.000	0.870	12/20/2024		50	320	(798)	1,118
Markit CDX North America Investment Grade Index	1.000	0.390	06/20/2024		2,550	67,296	43,476	23,820
Markit CDX North America Investment Grade Index	1.000	0.450	12/20/2024		2,350	61,725	49,968	11,757
Prudential Financial, Inc.	1.000	0.460	06/20/2024		75	1,755	1,133	622
Republic of Chile	1.000	0.370	06/20/2024		20	552	552	—
Republic of Colombia	1.000	0.630	06/20/2024		210	3,396	775	2,621
Republic of Indonesia	1.000	0.560	06/20/2024		160	3,061	584	2,477
Republic of Peru	1.000	0.370	06/20/2024		40	1,109	834	275
Russian Federation	1.000	0.550	12/20/2024		30	654	(261)	915
State of Qatar	1.000	0.310	06/20/2024		20	603	378	225
State of Qatar	1.000	0.370	12/20/2024		10	308	215	93
United Mexican States	1.000	0.690	06/20/2024		20	278	(266)	544

TOTAL						$141,921	$94,684	$47,237

(a)	Payments received quarterly.
(b)

Credit spread on the referenced obligation, together with the period of expiration, are indicators of payment/performance risk. The likelihood of a credit event occurring which would require a fund or its counterparty to make a payment or otherwise be required to perform under the swap contract is generally greater as the credit spread and term of the swap contract increase.

32	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS VARIABLE INSURANCE TRUST CORE FIXED INCOME FUND

ADDITIONAL INVESTMENT INFORMATION (continued)

CENTRALLY CLEARED INTEREST RATE SWAP CONTRACTS

Payments Made by the Fund	Payments Received by the Fund	Termination Date	Notional Amount (000’s)(a)		Value	Upfront Premium (Received) Paid	Unrealized Appreciation/ (Depreciation)
3 Month BA(b)	1.750%	03/18/2022	CAD	1,880	$(7,042)	$(6,248)	$(794)
1.750%(b)	3 Month LIBOR	03/18/2022	USD	1,410	(2,403)	(5,662)	3,259
6 Month BBR(b)	1.500	03/18/2025	AUD	780	7,912	11,082	(3,170)
3 Month BA(b)	1.750	03/18/2025	CAD	460	(5,220)	(3,506)	(1,714)
6 Month EURIBOR(b)	0.000	03/18/2025	EUR	400	2,086	3,454	(1,368)
2.000(c)	6 Month NIBOR	03/18/2025	NOK	5,740	181	(1,614)	1,795
3 Month BBR(d)	1.500	03/18/2025	NZD	230	258	760	(502)
1.750(b)	3 Month LIBOR	03/18/2025	USD	580	(715)	(2,512)	1,797
6 Month BBR(b)	1.750	03/18/2030	AUD	60	812	1,724	(912)
3 Month BA(b)	2.000	03/18/2030	CAD	230	(2,814)	(724)	(2,090)
6 Month EURIBOR(b)	0.500	03/18/2030	EUR	230	7,036	9,421	(2,385)
2.000(c)	6 Month NIBOR	03/18/2030	NOK	2,090	1,525	(1,028)	2,553
0.500(c)	3 Month STIBOR	03/18/2030	SEK	2,770	6,180	2,466	3,714
0.002(c)	6 Month EURIBOR	09/16/2030	EUR	280	9,078	6,645	2,433
0.330(c)	6 Month EURIBOR	05/12/2031	EUR	10	42	52	(10)

TOTAL					$16,916	$14,310	$2,606

(a)	Represents forward starting interest rate swaps whose effective dates of commencement of accruals and cash flows occur subsequent to December 31, 2019.
(b)	Payments made semi-annually.
(c)	Payments made annually.
(d)	Payments made quarterly.

PURCHASED & WRITTEN OPTIONS CONTRACTS — At December 31, 2019, the Fund had the following purchased & written options contracts:

OVER THE COUNTER INTEREST RATE SWAPTIONS

Description	Counterparty	Exercise Rate	Expiration Date	Number of Contracts	Notional Amount	Market Value	Premiums Paid (Received) by Fund	Unrealized Appreciation/ (Depreciation)

Purchased option contracts

Calls
3M IRS	UBS AG	1.270%	08/27/2020	150,000	$150,000	$500	$3,025	$(2,525)

Written option contracts

Calls
6M IRS	Bank of America NA	0.065%	09/14/2020	(230,000)	$(230,000)	$(1,725)	$(6,092)	$4,367
6M IRS		0.330	05/10/2021	(120,000)	(120,000)	(2,655)	(3,068)	413
6M IRS	Deutsche Bank AG	0.065	09/14/2020	(100,000)	(100,000)	(750)	(2,148)	1,398
6M IRS	JPMorgan Chase Bank NA	(0.350)	05/27/2020	(350,000)	(350,000)	(243)	(445)	202
6M IRS		0.065	09/14/2020	(140,000)	(140,000)	(1,050)	(2,970)	1,920
6M IRS	UBS AG	(0.350)	05/27/2020	(710,000)	(710,000)	(494)	(787)	293
6M IRS		(0.256)	08/27/2020	(180,000)	(180,000)	(378)	(2,901)	2,523
6M IRS		0.065	09/14/2020	(90,000)	(90,000)	(675)	(2,585)	1,910
6M IRS		0.330	05/10/2021	(70,000)	(70,000)	(1,549)	(1,988)	439

Total calls				(1,990,000)		$(9,519)	$(22,984)	$13,465

The accompanying notes are an integral part of these financial statements.	33

GOLDMAN SACHS VARIABLE INSURANCE TRUST CORE FIXED INCOME FUND

Schedule of Investments (continued)

December 31, 2019

ADDITIONAL INVESTMENT INFORMATION (continued)

OVER THE COUNTER INTEREST RATE SWAPTIONS (continued)

Description	Counterparty	Exercise Rate	Expiration Date	Number of Contracts	Notional Amount	Market Value	Premiums Paid (Received) by Fund	Unrealized Appreciation/ (Depreciation)
Written option contracts (continued)

Puts
6M IRS	Bank of America NA	0.065%	09/14/2020	(230,000)	$(230,000)	$(7,549)	$(3,935)	$(3,614)
6M IRS		0.330	05/10/2021	(120,000)	(120,000)	(3,178)	(2,976)	(202)
6M IRS	Deutsche Bank AG	0.065	09/14/2020	(100,000)	(100,000)	(3,279)	(2,148)	(1,131)
6M IRS	JPMorgan Chase Bank NA	(0.100)	05/27/2020	(350,000)	(350,000)	(1,998)	(1,259)	(739)
6M IRS		0.065	09/14/2020	(140,000)	(140,000)	(4,591)	(2,969)	(1,622)
6M IRS	UBS AG	(0.100)	05/27/2020	(710,000)	(710,000)	(4,051)	(2,439)	(1,612)
6M IRS		0.065	09/14/2020	(90,000)	(90,000)	(2,955)	(1,389)	(1,566)
6M IRS		0.330	05/10/2021	(70,000)	(70,000)	(1,852)	(1,516)	(336)

Total puts				(1,810,000)		$(29,453)	$(18,631)	$(10,822)

Total Written option contracts				(3,800,000)		$(38,972)	$(41,615)	$2,643

34	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS VARIABLE INSURANCE TRUST EQUITY INDEX FUND

Schedule of Investments

December 31, 2019

Shares	Description	Value

Common Stocks – 99.4%
Automobiles & Components – 0.4%
1,690	Aptiv plc	$160,499
1,437	BorgWarner, Inc.	62,337
26,421	Ford Motor Co.	245,716
8,295	General Motors Co.	303,597
1,096	Harley-Davidson, Inc.	40,760

		812,909

Banks – 5.6%
54,120	Bank of America Corp.	1,906,106
14,595	Citigroup, Inc.	1,165,995
2,969	Citizens Financial Group, Inc.	120,571
924	Comerica, Inc.	66,297
4,647	Fifth Third Bancorp	142,849
1,133	First Republic Bank	133,071
7,113	Huntington Bancshares, Inc.	107,264
20,902	JPMorgan Chase & Co.	2,913,739
6,741	KeyCorp	136,438
892	M&T Bank Corp.	151,417
2,606	People’s United Financial, Inc.	44,041
2,906	PNC Financial Services Group, Inc. (The)	463,885
6,589	Regions Financial Corp.	113,067
336	SVB Financial Group*	84,349
8,990	Truist Financial Corp.	506,311
9,540	US Bancorp	565,627
25,729	Wells Fargo & Co.	1,384,220
1,140	Zions Bancorp NA	59,189

		10,064,436

Capital Goods – 6.4%
3,829	3M Co.	675,512
607	Allegion plc	75,596
1,511	AMETEK, Inc.	150,707
982	AO Smith Corp.	46,782
2,514	Arconic, Inc.	77,356
3,565	Boeing Co. (The)	1,161,334
3,668	Caterpillar, Inc.	541,690
998	Cummins, Inc.	178,602
2,109	Deere & Co.	365,405
966	Dover Corp.	111,341
2,787	Eaton Corp. plc	263,985
4,063	Emerson Electric Co.	309,844
3,805	Fastenal Co.	140,595
906	Flowserve Corp.	45,092
1,944	Fortive Corp.	148,502
926	Fortune Brands Home & Security, Inc.	60,505
1,561	General Dynamics Corp.	275,282
57,896	General Electric Co.	646,119
4,751	Honeywell International, Inc.	840,927
286	Huntington Ingalls Industries, Inc.	71,752
522	IDEX Corp.	89,784
1,936	Illinois Tool Works, Inc.	347,764
1,601	Ingersoll-Rand plc	212,805
807	Jacobs Engineering Group, Inc.	72,493
5,080	Johnson Controls International plc	206,807
1,488	L3Harris Technologies, Inc.	294,431

Common Stocks – (continued)
Capital Goods – (continued)
1,654	Lockheed Martin Corp.	644,035
1,903	Masco Corp.	91,325
1,058	Northrop Grumman Corp.	363,920
2,299	PACCAR, Inc.	181,851
850	Parker-Hannifin Corp.	174,947
1,073	Pentair plc	49,219
1,029	Quanta Services, Inc.	41,891
1,849	Raytheon Co.	406,299
772	Rockwell Automation, Inc.	156,461
688	Roper Technologies, Inc.	243,710
355	Snap-on, Inc.	60,137
1,034	Stanley Black & Decker, Inc.	171,375
1,581	Textron, Inc.	70,513
330	TransDigm Group, Inc.	184,800
502	United Rentals, Inc.*	83,719
5,425	United Technologies Corp.	812,448
1,245	Westinghouse Air Brake Technologies Corp.	96,861
304	WW Grainger, Inc.	102,910
1,169	Xylem, Inc.	92,105

		11,439,538

Commercial & Professional Services – 0.7%
543	Cintas Corp.	146,110
1,323	Copart, Inc.*	120,314
794	Equifax, Inc.	111,255
2,503	IHS Markit Ltd.*	188,601
2,557	Nielsen Holdings plc	51,907
1,406	Republic Services, Inc.	126,020
814	Robert Half International, Inc.	51,404
882	Rollins, Inc.	29,247
1,091	Verisk Analytics, Inc.	162,930
2,610	Waste Management, Inc.	297,436

		1,285,224

Consumer Durables & Apparel – 1.2%
1,057	Capri Holdings Ltd.*	40,325
2,238	DR Horton, Inc.	118,055
839	Garmin Ltd.	81,853
2,220	Hanesbrands, Inc.	32,967
815	Hasbro, Inc.	86,072
931	Leggett & Platt, Inc.	47,323
1,931	Lennar Corp. Class A	107,730
421	Mohawk Industries, Inc.*	57,416
2,664	Newell Brands, Inc.	51,202
8,312	NIKE, Inc. Class B	842,089
23	NVR, Inc.*	87,593
1,728	PulteGroup, Inc.	67,046
525	PVH Corp.	55,204
358	Ralph Lauren Corp.	41,965
1,933	Tapestry, Inc.	52,133
1,254	Under Armour, Inc. Class A*	27,086
1,232	Under Armour, Inc. Class C*	23,630
2,190	VF Corp.	218,255
423	Whirlpool Corp.	62,405

		2,100,349

The accompanying notes are an integral part of these financial statements.	35

GOLDMAN SACHS VARIABLE INSURANCE TRUST EQUITY INDEX FUND

Schedule of Investments (continued)

December 31, 2019

Shares	Description	Value

Common Stocks – (continued)
Consumer Services – 1.9%
2,610	Carnival Corp.	$132,666
168	Chipotle Mexican Grill, Inc.*	140,635
816	Darden Restaurants, Inc.	88,952
1,374	H&R Block, Inc.	32,262
1,921	Hilton Worldwide Holdings, Inc.	213,058
2,302	Las Vegas Sands Corp.	158,930
1,818	Marriott International, Inc. Class A	275,300
5,045	McDonald’s Corp.	996,942
3,516	MGM Resorts International	116,977
1,502	Norwegian Cruise Line Holdings Ltd.*	87,732
1,158	Royal Caribbean Cruises Ltd.	154,605
7,847	Starbucks Corp.	689,908
632	Wynn Resorts Ltd.	87,766
2,062	Yum! Brands, Inc.	207,705

		3,383,438

Diversified Financials – 5.0%
4,454	American Express Co.	554,479
859	Ameriprise Financial, Inc.	143,092
5,544	Bank of New York Mellon Corp. (The)	279,030
13,034	Berkshire Hathaway, Inc. Class B*	2,952,201
789	BlackRock, Inc.	396,630
3,129	Capital One Financial Corp.	322,005
737	Cboe Global Markets, Inc.	88,440
7,697	Charles Schwab Corp. (The)	366,069
2,380	CME Group, Inc.	477,714
2,134	Discover Financial Services	181,006
1,468	E*TRADE Financial Corp.	66,603
1,923	Franklin Resources, Inc.	49,960
2,144	Goldman Sachs Group, Inc. (The)(a)	492,970
3,761	Intercontinental Exchange, Inc.	348,081
2,721	Invesco Ltd.	48,924
247	MarketAxess Holdings, Inc.	93,640
1,083	Moody’s Corp.	257,115
8,153	Morgan Stanley	416,781
568	MSCI, Inc.	146,646
799	Nasdaq, Inc.	85,573
1,460	Northern Trust Corp.	155,110
851	Raymond James Financial, Inc.	76,130
1,645	S&P Global, Inc.	449,167
2,472	State Street Corp.	195,535
4,076	Synchrony Financial	146,777
1,562	T. Rowe Price Group, Inc.	190,314

		8,979,992

Energy – 4.3%
2,555	Apache Corp.	65,382
4,344	Baker Hughes Co.	111,337
2,916	Cabot Oil & Gas Corp.	50,768
12,591	Chevron Corp.	1,517,341
696	Cimarex Energy Co.	36,533
1,365	Concho Resources, Inc.	119,533
7,376	ConocoPhillips	479,661
2,477	Devon Energy Corp.	64,328
1,051	Diamondback Energy, Inc.	97,596
3,831	EOG Resources, Inc.	320,885

Common Stocks – (continued)
Energy – (continued)
28,238	Exxon Mobil Corp.	1,970,448
5,723	Halliburton Co.	140,042
800	Helmerich & Payne, Inc.	36,344
1,701	Hess Corp.	113,644
1,023	HollyFrontier Corp.	51,876
13,165	Kinder Morgan, Inc.	278,703
5,156	Marathon Oil Corp.	70,018
4,287	Marathon Petroleum Corp.	258,292
2,489	National Oilwell Varco, Inc.	62,349
3,360	Noble Energy, Inc.	83,462
6,005	Occidental Petroleum Corp.	247,466
2,787	ONEOK, Inc.	210,892
3,003	Phillips 66	334,564
1,133	Pioneer Natural Resources Co.	171,502
9,208	Schlumberger Ltd.	370,162
2,968	TechnipFMC plc	63,634
2,732	Valero Energy Corp.	255,852
8,066	Williams Cos., Inc. (The)	191,326

		7,773,940

Food & Staples Retailing – 1.5%
2,921	Costco Wholesale Corp.	858,540
5,388	Kroger Co. (The)	156,198
3,423	Sysco Corp.	292,803
4,956	Walgreens Boots Alliance, Inc.	292,206
9,440	Walmart, Inc.	1,121,850

		2,721,597

Food, Beverage & Tobacco – 3.8%
12,433	Altria Group, Inc.	620,531
3,785	Archer-Daniels-Midland Co.	175,435
1,128	Brown-Forman Corp. Class B	76,253
1,096	Campbell Soup Co.	54,164
25,557	Coca-Cola Co. (The)	1,414,580
3,173	Conagra Brands, Inc.	108,644
1,113	Constellation Brands, Inc. Class A	211,192
4,033	General Mills, Inc.	216,007
936	Hershey Co. (The)	137,573
1,837	Hormel Foods Corp.	82,867
750	JM Smucker Co. (The)	78,098
1,695	Kellogg Co.	117,226
4,259	Kraft Heinz Co. (The)	136,842
982	Lamb Weston Holdings, Inc.	84,481
836	McCormick & Co., Inc. (Non-Voting)	141,894
1,300	Molson Coors Brewing Co. Class B	70,070
9,660	Mondelez International, Inc. Class A	532,073
2,578	Monster Beverage Corp.*	163,832
9,325	PepsiCo, Inc.	1,274,448
10,333	Philip Morris International, Inc.	879,235
1,951	Tyson Foods, Inc. Class A	177,619

		6,753,064

Health Care Equipment & Services – 6.5%
11,780	Abbott Laboratories	1,023,211
319	ABIOMED, Inc.*	54,418
479	Align Technology, Inc.*	133,660

36	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS VARIABLE INSURANCE TRUST EQUITY INDEX FUND

Shares	Description	Value

Common Stocks – (continued)
Health Care Equipment & Services – (continued)
1,002	AmerisourceBergen Corp.	$85,190
1,695	Anthem, Inc.	511,941
3,404	Baxter International, Inc.	284,643
1,788	Becton Dickinson and Co.	486,282
9,276	Boston Scientific Corp.*	419,461
1,982	Cardinal Health, Inc.	100,250
2,742	Centene Corp.*	172,390
2,129	Cerner Corp.	156,247
2,478	Cigna Corp.	506,726
322	Cooper Cos., Inc. (The)	103,455
8,627	CVS Health Corp.	640,900
4,290	Danaher Corp.	658,429
573	DaVita, Inc.*	42,992
1,552	Dentsply Sirona, Inc.	87,828
1,379	Edwards Lifesciences Corp.*	321,707
1,799	HCA Healthcare, Inc.	265,910
1,038	Henry Schein, Inc.*	69,255
1,847	Hologic, Inc.*	96,432
876	Humana, Inc.	321,072
568	IDEXX Laboratories, Inc.*	148,322
775	Intuitive Surgical, Inc.*	458,141
645	Laboratory Corp. of America Holdings*	109,115
1,240	McKesson Corp.	171,517
8,943	Medtronic plc	1,014,583
893	Quest Diagnostics, Inc.	95,363
960	ResMed, Inc.	148,771
567	STERIS plc	86,422
2,124	Stryker Corp.	445,913
315	Teleflex, Inc.	118,579
6,296	UnitedHealth Group, Inc.	1,850,898
570	Universal Health Services, Inc. Class B	81,772
627	Varian Medical Systems, Inc.*	89,040
347	WellCare Health Plans, Inc.*	114,583
1,366	Zimmer Biomet Holdings, Inc.	204,463

		11,679,881

Household & Personal Products – 1.9%
1,696	Church & Dwight Co., Inc.	119,297
855	Clorox Co. (The)	131,277
5,738	Colgate-Palmolive Co.	395,004
1,935	Coty, Inc. Class A	21,769
1,476	Estee Lauder Cos., Inc. (The) Class A	304,853
2,281	Kimberly-Clark Corp.	313,751
16,614	Procter & Gamble Co. (The)	2,075,088

		3,361,039

Insurance – 2.3%
4,956	Aflac, Inc.	262,172
2,189	Allstate Corp. (The)	246,153
5,743	American International Group, Inc.	294,788
1,549	Aon plc	322,641
1,281	Arthur J Gallagher & Co.	121,990
411	Assurant, Inc.	53,874
3,028	Chubb Ltd.	471,338
1,010	Cincinnati Financial Corp.	106,202

Common Stocks – (continued)
Insurance – (continued)
279	Everest Re Group Ltd.	77,238
679	Globe Life, Inc.	71,465
2,392	Hartford Financial Services Group, Inc. (The)	145,362
1,297	Lincoln National Corp.	76,536
1,704	Loews Corp.	89,443
3,401	Marsh & McLennan Cos., Inc.	378,905
5,297	MetLife, Inc.	269,988
1,754	Principal Financial Group, Inc.	96,470
3,931	Progressive Corp. (The)	284,565
2,701	Prudential Financial, Inc.	253,192
1,721	Travelers Cos., Inc. (The)	235,691
1,503	Unum Group	43,828
868	Willis Towers Watson plc	175,284
966	WR Berkley Corp.	66,751

		4,143,876

Materials – 2.6%
1,461	Air Products & Chemicals, Inc.	343,320
738	Albemarle Corp.	53,904
10,834	Amcor plc	117,441
573	Avery Dennison Corp.	74,960
2,258	Ball Corp.	146,025
844	Celanese Corp.	103,913
1,406	CF Industries Holdings, Inc.	67,123
5,131	Corteva, Inc.	151,672
4,993	Dow, Inc.	273,267
4,982	DuPont de Nemours, Inc.	319,844
909	Eastman Chemical Co.	72,047
1,679	Ecolab, Inc.	324,030
842	FMC Corp.	84,048
9,649	Freeport-McMoRan, Inc.	126,595
695	International Flavors & Fragrances, Inc.	89,669
2,606	International Paper Co.	120,006
3,571	Linde plc	760,266
1,732	LyondellBasell Industries NV Class A	163,639
423	Martin Marietta Materials, Inc.	118,288
2,307	Mosaic Co. (The)	49,924
5,493	Newmont Goldcorp Corp.	238,671
2,000	Nucor Corp.	112,560
644	Packaging Corp. of America	72,122
1,564	PPG Industries, Inc.	208,778
1,071	Sealed Air Corp.	42,658
550	Sherwin-Williams Co. (The)	320,947
884	Vulcan Materials Co.	127,287
1,664	WestRock Co.	71,402

		4,754,406

Media & Entertainment – 8.2%
5,093	Activision Blizzard, Inc.	302,626
1,991	Alphabet, Inc. Class A*	2,666,725
1,992	Alphabet, Inc. Class C*	2,663,344
1,040	Charter Communications, Inc. Class A*	504,483

The accompanying notes are an integral part of these financial statements.	37

GOLDMAN SACHS VARIABLE INSURANCE TRUST EQUITY INDEX FUND

Schedule of Investments (continued)

December 31, 2019

Shares	Description	Value

Common Stocks – (continued)
Media & Entertainment – (continued)
30,251	Comcast Corp. Class A	$1,360,387
981	Discovery, Inc. Class A*	32,118
2,248	Discovery, Inc. Class C*	68,541
1,702	DISH Network Corp. Class A*	60,370
1,961	Electronic Arts, Inc.*	210,827
15,993	Facebook, Inc. Class A*	3,282,563
2,439	Fox Corp. Class A	90,414
1,119	Fox Corp. Class B	40,732
2,670	Interpublic Group of Cos., Inc. (The)	61,677
942	Live Nation Entertainment, Inc.*	67,325
2,929	Netflix, Inc.*	947,737
2,809	News Corp. Class A	39,719
1,017	News Corp. Class B	14,757
1,426	Omnicom Group, Inc.	115,535
776	Take-Two Interactive Software, Inc.*	95,006
5,004	Twitter, Inc.*	160,378
3,610	ViacomCBS, Inc.	151,491
11,967	Walt Disney Co. (The)	1,730,787

		14,667,542

Pharmaceuticals, Biotechnology & Life Sciences – 7.6%
9,890	AbbVie, Inc.	875,661
2,072	Agilent Technologies, Inc.	176,762
1,483	Alexion Pharmaceuticals, Inc.*	160,387
2,202	Allergan plc	420,956
3,952	Amgen, Inc.	952,709
1,195	Biogen, Inc.*	354,592
15,623	Bristol-Myers Squibb Co.	1,002,840
5,638	Eli Lilly & Co.	741,002
8,424	Gilead Sciences, Inc.	547,392
971	Illumina, Inc.*	322,120
1,170	Incyte Corp.*	102,164
1,195	IQVIA Holdings, Inc.*	184,639
17,540	Johnson & Johnson	2,558,560
17,006	Merck & Co., Inc.	1,546,696
169	Mettler-Toledo International, Inc.*	134,064
3,648	Mylan NV*	73,325
783	PerkinElmer, Inc.	76,029
823	Perrigo Co. plc	42,516
36,895	Pfizer, Inc.	1,445,546
529	Regeneron Pharmaceuticals, Inc.*	198,629
2,668	Thermo Fisher Scientific, Inc.	866,753
1,730	Vertex Pharmaceuticals, Inc.*	378,784
442	Waters Corp.*	103,273
3,160	Zoetis, Inc.	418,226

		13,683,625

Real Estate – 2.9%
739	Alexandria Real Estate Equities, Inc. (REIT)	119,408
2,946	American Tower Corp. (REIT)	677,050
990	Apartment Investment & Management Co. Class A (REIT)	51,133
944	AvalonBay Communities, Inc. (REIT)	197,957
961	Boston Properties, Inc. (REIT)	132,483

Common Stocks – (continued)
Real Estate – (continued)
2,126	CBRE Group, Inc. Class A*	130,303
2,770	Crown Castle International Corp. (REIT)	393,756
1,405	Digital Realty Trust, Inc. (REIT)	168,235
2,429	Duke Realty Corp. (REIT)	84,213
560	Equinix, Inc. (REIT)	326,872
2,348	Equity Residential (REIT)	190,000
441	Essex Property Trust, Inc. (REIT)	132,679
877	Extra Space Storage, Inc. (REIT)	92,629
456	Federal Realty Investment Trust (REIT)	58,701
3,244	Healthpeak Properties, Inc. (REIT)	111,821
4,881	Host Hotels & Resorts, Inc. (REIT)	90,543
1,947	Iron Mountain, Inc. (REIT)	62,051
2,698	Kimco Realty Corp. (REIT)	55,876
754	Mid-America Apartment Communities, Inc. (REIT)	99,422
4,229	Prologis, Inc. (REIT)	376,973
988	Public Storage (REIT)	210,404
2,120	Realty Income Corp. (REIT)	156,096
1,101	Regency Centers Corp. (REIT)	69,462
761	SBA Communications Corp. (REIT)	183,393
2,041	Simon Property Group, Inc. (REIT)	304,027
531	SL Green Realty Corp. (REIT)	48,788
1,934	UDR, Inc. (REIT)	90,318
2,465	Ventas, Inc. (REIT)	142,329
1,036	Vornado Realty Trust (REIT)	68,894
2,721	Welltower, Inc. (REIT)	222,523
4,987	Weyerhaeuser Co. (REIT)	150,607

		5,198,946

Retailing – 6.2%
474	Advance Auto Parts, Inc.	75,916
2,777	Amazon.com, Inc.*	5,131,452
157	AutoZone, Inc.*	187,036
1,583	Best Buy Co., Inc.	138,987
278	Booking Holdings, Inc.*	570,937
1,145	CarMax, Inc.*	100,382
1,709	Dollar General Corp.	266,570
1,596	Dollar Tree, Inc.*	150,104
5,027	eBay, Inc.	181,525
956	Expedia Group, Inc.	103,382
1,458	Gap, Inc. (The)	25,777
1,009	Genuine Parts Co.	107,186
7,274	Home Depot, Inc. (The)	1,588,496
1,057	Kohl’s Corp.	53,854
1,575	L Brands, Inc.	28,539
1,999	LKQ Corp.*	71,364
5,090	Lowe’s Cos., Inc.	609,578
2,233	Macy’s, Inc.	37,961
696	Nordstrom, Inc.	28,487
514	O’Reilly Automotive, Inc.*	225,266
2,428	Ross Stores, Inc.	282,668
3,359	Target Corp.	430,657
710	Tiffany & Co.	94,892

38	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS VARIABLE INSURANCE TRUST EQUITY INDEX FUND

Shares	Description	Value

Common Stocks – (continued)
Retailing – (continued)
8,111	TJX Cos., Inc. (The)	$495,258
773	Tractor Supply Co.	72,229
381	Ulta Beauty, Inc.*	96,446

		11,154,949

Semiconductors & Semiconductor Equipment – 4.2%
7,236	Advanced Micro Devices, Inc.*	331,843
2,482	Analog Devices, Inc.	294,961
6,213	Applied Materials, Inc.	379,241
2,640	Broadcom, Inc.	834,293
29,080	Intel Corp.	1,740,438
1,064	KLA Corp.	189,573
973	Lam Research Corp.	284,505
1,812	Maxim Integrated Products, Inc.	111,456
1,568	Microchip Technology, Inc.	164,201
7,364	Micron Technology, Inc.*	396,036
4,057	NVIDIA Corp.	954,612
764	Qorvo, Inc.*	88,800
7,599	QUALCOMM, Inc.	670,460
1,174	Skyworks Solutions, Inc.	141,913
6,217	Texas Instruments, Inc.	797,579
1,686	Xilinx, Inc.	164,840

		7,544,751

Software & Services – 12.4%
4,226	Accenture plc Class A	889,869
3,236	Adobe, Inc.*	1,067,265
1,047	Akamai Technologies, Inc.*	90,440
250	Alliance Data Systems Corp.	28,050
553	ANSYS, Inc.*	142,348
1,464	Autodesk, Inc.*	268,586
2,885	Automatic Data Processing, Inc.	491,893
745	Broadridge Financial Solutions, Inc.	92,037
1,895	Cadence Design Systems, Inc.*	131,437
803	Citrix Systems, Inc.	89,053
3,714	Cognizant Technology Solutions Corp. Class A	230,342
1,690	DXC Technology Co.	63,527
4,067	Fidelity National Information Services, Inc.	565,679
3,807	Fiserv, Inc.*	440,203
572	FleetCor Technologies, Inc.*	164,576
928	Fortinet, Inc.*	99,073
613	Gartner, Inc.*	94,463
1,988	Global Payments, Inc.	362,929
5,882	International Business Machines Corp.	788,423
1,738	Intuit, Inc.	455,234
524	Jack Henry & Associates, Inc.	76,331
890	Leidos Holdings, Inc.	87,122
5,931	Mastercard, Inc. Class A	1,770,937
50,871	Microsoft Corp.	8,022,357
3,772	NortonLifeLock, Inc.	96,261
14,401	Oracle Corp.	762,965
2,127	Paychex, Inc.	180,923
7,869	PayPal Holdings, Inc.*	851,190

Common Stocks – (continued)
Software & Services – (continued)
5,845	salesforce.com, Inc.*	950,631
1,255	ServiceNow, Inc.*	354,312
1,002	Synopsys, Inc.*	139,478
694	VeriSign, Inc.*	133,720
11,405	Visa, Inc. Class A	2,143,000
2,781	Western Union Co. (The)	74,475

		22,199,129

Technology Hardware & Equipment – 6.5%
2,008	Amphenol Corp. Class A	217,326
27,851	Apple, Inc.	8,178,446
366	Arista Networks, Inc.*	74,444
989	CDW Corp.	141,269
28,185	Cisco Systems, Inc.	1,351,753
5,184	Corning, Inc.	150,906
399	F5 Networks, Inc.*	55,720
933	FLIR Systems, Inc.	48,581
8,696	Hewlett Packard Enterprise Co.	137,919
9,929	HP, Inc.	204,041
242	IPG Photonics Corp.*	35,071
2,372	Juniper Networks, Inc.	58,422
1,287	Keysight Technologies, Inc.*	132,085
1,087	Motorola Solutions, Inc.	175,159
1,571	NetApp, Inc.	97,795
1,561	Seagate Technology plc	92,879
2,243	TE Connectivity Ltd.	214,969
2,010	Western Digital Corp.	127,575
1,356	Xerox Holdings Corp.	49,996
360	Zebra Technologies Corp. Class A*	91,958

		11,636,314

Telecommunication Services – 2.1%
48,762	AT&T, Inc.	1,905,619
6,771	CenturyLink, Inc.	89,445
2,141	T-Mobile US, Inc.*	167,897
27,475	Verizon Communications, Inc.	1,686,965

		3,849,926

Transportation – 1.9%
861	Alaska Air Group, Inc.	58,333
2,591	American Airlines Group, Inc.	74,310
930	CH Robinson Worldwide, Inc.	72,726
5,212	CSX Corp.	377,140
3,893	Delta Air Lines, Inc.	227,663
1,121	Expeditors International of Washington, Inc.	87,460
1,605	FedEx Corp.	242,692
560	JB Hunt Transport Services, Inc.	65,397
662	Kansas City Southern	101,392
1,763	Norfolk Southern Corp.	342,251
426	Old Dominion Freight Line, Inc.	80,846
3,232	Southwest Airlines Co.	174,463
4,616	Union Pacific Corp.	834,527
1,448	United Airlines Holdings, Inc.*	127,554
4,680	United Parcel Service, Inc. Class B	547,841

		3,414,595

The accompanying notes are an integral part of these financial statements.	39

GOLDMAN SACHS VARIABLE INSURANCE TRUST EQUITY INDEX FUND

Schedule of Investments (continued)

December 31, 2019

Shares	Description	Value

Common Stocks – (continued)
Utilities – 3.3%
4,573	AES Corp.	$91,003
1,551	Alliant Energy Corp.	84,871
1,618	Ameren Corp.	124,262
3,271	American Electric Power Co., Inc.	309,142
1,214	American Water Works Co., Inc.	149,140
790	Atmos Energy Corp.	88,369
3,331	CenterPoint Energy, Inc.	90,836
1,893	CMS Energy Corp.	118,956
2,254	Consolidated Edison, Inc.	203,919
5,500	Dominion Energy, Inc.	455,510
1,209	DTE Energy Co.	157,013
4,878	Duke Energy Corp.	444,922
2,224	Edison International	167,712
1,320	Entergy Corp.	158,136
1,561	Evergy, Inc.	101,605
2,168	Eversource Energy	184,432
6,413	Exelon Corp.	292,369
3,393	FirstEnergy Corp.	164,900
3,264	NextEra Energy, Inc.	790,410
2,594	NiSource, Inc.	72,217
1,628	NRG Energy, Inc.	64,713
731	Pinnacle West Capital Corp.	65,739
4,854	PPL Corp.	174,162
3,409	Public Service Enterprise Group, Inc.	201,301

Common Stocks – (continued)
Utilities – (continued)
1,824	Sempra Energy	276,300
7,023	Southern Co. (The)	447,365
2,112	WEC Energy Group, Inc.	194,790
3,546	Xcel Energy, Inc.	225,136

		5,899,230

TOTAL INVESTMENTS – 99.4%
(Cost $57,235,140)		$178,502,696

OTHER ASSETS IN EXCESS OF LIABILITIES – 0.6%		1,039,316

NET ASSETS – 100.0%		$179,542,012

The percentage shown for each investment category reflects the value of investments in that category as a percentage of net assets.

*	Non-income producing security.

(a)	Represents an Affiliated Issuer.

Investment Abbreviation:
REIT	— Real Estate Investment Trust

ADDITIONAL INVESTMENT INFORMATION

FUTURES CONTRACTS — At December 31, 2019, the Fund had the following futures contracts:

Description	Number of Contracts	Expiration Date	Notional Amount	Unrealized Appreciation/ (Depreciation)

Long position contracts:

S&P 500 E-Mini Index	8	03/20/2020	$1,292,440	$21,172

40	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS VARIABLE INSURANCE TRUST GROWTH OPPORTUNITIES FUND

Schedule of Investments

December 31, 2019

Shares	Description	Value

Common Stocks – 98.4%
Banks – 0.5%
3,282	First Republic Bank	$385,471

Capital Goods – 12.7%
10,615	AMETEK, Inc.	1,058,740
13,104	Fortive Corp.	1,001,015
4,417	Graco, Inc.	229,684
3,730	HEICO Corp.	425,779
6,740	IDEX Corp.	1,159,280
12,219	Ingersoll-Rand plc	1,624,149
7,570	L3Harris Technologies, Inc.	1,497,876
7,285	Rockwell Automation, Inc.	1,476,451
11,121	Xylem, Inc.	876,224

		9,349,198

Commercial & Professional Services – 4.3%
4,339	Cintas Corp.	1,167,538
8,634	TransUnion	739,157
8,625	Verisk Analytics, Inc.	1,288,057

		3,194,752

Consumer Durables & Apparel – 2.4%
5,510	Lululemon Athletica, Inc.*	1,276,502
4,932	PVH Corp.	518,600

		1,795,102

Consumer Services – 4.2%
8,122	Bright Horizons Family Solutions, Inc.*	1,220,655
7,081	Choice Hotels International, Inc.	732,388
742	Domino’s Pizza, Inc.	217,985
4,596	Wingstop, Inc.	396,313
3,771	Wynn Resorts Ltd.	523,679

		3,091,020

Diversified Financials – 3.8%
5,089	Discover Financial Services	431,649
2,070	MarketAxess Holdings, Inc.	784,758
1,898	MSCI, Inc.	490,026
6,294	Northern Trust Corp.	668,674
3,129	T. Rowe Price Group, Inc.	381,237

		2,756,344

Energy – 1.3%
15,764	Cheniere Energy, Inc.*	962,708

Food & Staples Retailing – 0.9%
19,555	Grocery Outlet Holding Corp.*	634,560

Food, Beverage & Tobacco – 2.3%
6,862	Lamb Weston Holdings, Inc.	590,338
6,315	McCormick & Co., Inc. (Non-Voting)	1,071,845

		1,662,183

Health Care Equipment & Services – 10.0%
1,952	ABIOMED, Inc.*	332,992
18,108	Centene Corp.*	1,138,450
2,013	Cooper Cos., Inc. (The)	646,757
1,490	Edwards Lifesciences Corp.*	347,602

Common Stocks – (continued)
Health Care Equipment & Services – (continued)
13,025	Envista Holdings Corp.*	386,061
3,949	Guardant Health, Inc.*	308,575
4,615	IDEXX Laboratories, Inc.*	1,205,115
3,406	Teleflex, Inc.	1,282,155
1,175	Veeva Systems, Inc. Class A*	165,275
3,271	West Pharmaceutical Services, Inc.	491,729
6,781	Zimmer Biomet Holdings, Inc.	1,014,980

		7,319,691

Household & Personal Products – 1.5%
13,181	BellRing Brands, Inc. Class A*	280,623
11,814	Church & Dwight Co., Inc.	830,997

		1,111,620

Materials – 3.8%
19,792	Ball Corp.	1,279,949
3,601	Celanese Corp.	443,355
3,790	Martin Marietta Materials, Inc.	1,059,835

		2,783,139

Media & Entertainment – 3.6%
3,633	IAC/InterActiveCorp*	905,016
26,127	Snap, Inc. Class A*	426,654
2,691	Spotify Technology SA*	402,439
8,516	Twitter, Inc.*	272,938
9,647	World Wrestling Entertainment, Inc. Class A	625,801

		2,632,848

Pharmaceuticals, Biotechnology & Life Sciences – 8.8%
10,113	Adaptive Biotechnologies Corp.*(a)	302,581
4,648	Agilent Technologies, Inc.	396,521
11,997	Agios Pharmaceuticals, Inc.*	572,857
6,688	BioMarin Pharmaceutical, Inc.*	565,470
14,334	Catalent, Inc.*	807,004
27,463	Elanco Animal Health, Inc.*	808,785
4,981	Exact Sciences Corp.*	460,643
1,816	Illumina, Inc.*	602,440
4,101	Incyte Corp.*	358,099
736	Mettler-Toledo International, Inc.*	583,854
10,483	Moderna, Inc.*	205,048
2,193	Neurocrine Biosciences, Inc.*	235,726
4,158	Sarepta Therapeutics, Inc.*	536,548

		6,435,576

Real Estate Investment Trusts – 2.9%
9,139	Equity LifeStyle Properties, Inc.	643,294
6,262	SBA Communications Corp.	1,509,080

		2,152,374

Retailing – 8.6%
4,124	Burlington Stores, Inc.*	940,396
12,361	Dollar General Corp.	1,928,069
1,201	Five Below, Inc.*	153,560
723	MercadoLibre, Inc.*	413,512
3,330	O’Reilly Automotive, Inc.*	1,459,406

The accompanying notes are an integral part of these financial statements.	41

GOLDMAN SACHS VARIABLE INSURANCE TRUST GROWTH OPPORTUNITIES FUND

Schedule of Investments (continued)

December 31, 2019

Shares		Description	Value

Common Stocks – (continued)
Retailing – (continued)
	5,110	Ross Stores, Inc.	$594,906
	3,371	Ulta Beauty, Inc.*	853,335

			6,343,184

Semiconductors & Semiconductor Equipment – 5.5%
	21,221	Advanced Micro Devices, Inc.*	973,195
	3,245	Analog Devices, Inc.	385,636
	38,307	Marvell Technology Group Ltd.	1,017,434
	8,624	MKS Instruments, Inc.	948,726
	1,611	Monolithic Power Systems, Inc.	286,790
	4,757	Xilinx, Inc.	465,092

			4,076,873

Software & Services – 17.3%
	5,429	Anaplan, Inc.*	284,480
	7,943	Atlassian Corp. plc Class A*	955,861
	9,293	Black Knight, Inc.*	599,213
	13,704	Cadence Design Systems, Inc.*	950,509
	2,713	Citrix Systems, Inc.	300,872
	3,745	Coupa Software, Inc.*	547,706
	8,063	Fidelity National Information Services, Inc.	1,121,483
	20,799	Fiserv, Inc.*	2,404,988
	7,060	Global Payments, Inc.	1,288,874
	4,747	HubSpot, Inc.*	752,399
	5,143	Palo Alto Networks, Inc.*	1,189,319
	22,744	Slack Technologies, Inc. Class A*(a)	511,285
	8,573	Splunk, Inc.*	1,283,978
	3,401	Twilio, Inc. Class A*	334,250
	1,701	Wix.com Ltd.*	208,168

			12,733,385

Technology Hardware & Equipment – 2.9%
	9,221	Amphenol Corp. Class A	997,989
	1,549	F5 Networks, Inc.*	216,318
	2,648	Motorola Solutions, Inc.	426,698
	12,100	National Instruments Corp.	512,314

			2,153,319

Transportation – 1.1%
	4,279	Old Dominion Freight Line, Inc.	812,069

	TOTAL COMMON STOCKS
	(Cost $54,552,378)		$72,385,416

Shares		Dividend Rate	Value

Investment Company(b) – 1.4%
Goldman Sachs Financial Square Government Fund – Institutional Shares
998,484		1.638%	$998,484
(Cost $998,484)

TOTAL INVESTMENTS BEFORE SECURITIES LENDING REINVESTMENT VEHICLE
(Cost $55,550,862)			$73,383,900

Securities Lending Reinvestment Vehicle(b) – 1.1%
Goldman Sachs Financial Square Government Fund – Institutional Shares
809,324		1.638%	$809,324
(Cost $809,324)

TOTAL INVESTMENTS – 100.9%
(Cost $56,360,186)			$74,193,224

LIABILITIES IN EXCESS OF OTHER ASSETS – (0.9)%			(693,365)

NET ASSETS – 100.0%			$73,499,859

The percentage shown for each investment category reflects the value of investments in that category as a percentage of net assets.

*	Non-income producing security.

(a)	All or a portion of security is on loan.

(b)	Represents an Affiliated Issuer.

42	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS VARIABLE INSURANCE TRUST HIGH QUALITY FLOATING RATE FUND

Schedule of Investments

December 31, 2019

Principal Amount	Interest Rate	Maturity Date	Value

Mortgage-Backed Securities – 2.7%
Adjustable Rate FHLMC(a) – 0.9%
$92,187	4.625%	05/01/2035	$96,329
17,072	4.250	09/01/2035	17,999
102,792	4.375	12/01/2036	107,594
112,699	5.180	04/01/2037	118,029
215,338	4.338	01/01/2038	226,823
138,617	4.565	01/01/2038	144,861

			711,635

Adjustable Rate FNMA(a) – 1.2%
37,816	4.138	05/01/2033	39,146
71,222	4.708	05/01/2035	74,762
263,911	4.612	06/01/2035	276,465
369,220	3.778	11/01/2035	384,177
49,852	3.766	12/01/2035	52,068
147,587	4.286	03/01/2037	154,572

			981,190

Adjustable Rate GNMA(a) – 0.2%
165,710	3.875	04/20/2033	170,204

Agency Multi-Family – 0.4%
FNMA
25,480	3.416	10/01/2020	25,515
27,429	3.619	12/01/2020	27,648
205,946	3.771	12/01/2020	207,066
85,762	4.381	06/01/2021	87,503

			347,732

TOTAL MORTGAGE-BACKED SECURITIES
(Cost $2,236,800)			$2,210,761

Collateralized Mortgage Obligations(a) – 21.1%
Adjustable Rate Non-Agency(b)(c) – 0.2%
Holmes Master Issuer plc Series 2018-1A, Class A2
$131,429	2.361%	10/15/2054	$131,362

Agency Multi-Family – 1.5%
FHLMC Multifamily Structured Pass-Through Certificates REMIC Series J15L, Class AFL(c)
200,249	2.047	08/25/2025	199,245
FHLMC Multifamily Structured Pass-Through Certificates REMIC Series KF03, Class A
11,456	2.037	01/25/2021	11,453
FHLMC Multifamily Structured Pass-Through Certificates REMIC Series KF32, Class A(c)
517,993	2.067	05/25/2024	516,985
FHLMC Multifamily Structured Pass-Through Certificates REMIC Series KF42, Class A(c)
301,232	1.947	12/25/2024	300,035
FHLMC Multifamily Structured Pass-Through Certificates REMIC Series KS02, Class A(c)
202,449	2.077	08/25/2023	202,367

			1,230,085

Collateralized Mortgage Obligations(a) – (continued)
Regular Floater – 19.4%
FHLMC REMIC Series 3049, Class FP
161,535	2.090	10/15/2035	161,091
FHLMC REMIC Series 3208, Class FB(c)
91,518	2.140	08/15/2036	91,483
FHLMC REMIC Series 3208, Class FD(c)
136,363	2.140	08/15/2036	136,311
FHLMC REMIC Series 3208, Class FG(c)
549,111	2.140	08/15/2036	548,900
FHLMC REMIC Series 3307, Class FT
862,372	1.980	07/15/2034	857,131
FHLMC REMIC Series 3311, Class KF
1,533,354	2.080	05/15/2037	1,526,543
FHLMC REMIC Series 3371, Class FA(c)
353,469	2.340	09/15/2037	356,170
FHLMC REMIC Series 4174, Class FB(c)
575,122	2.040	05/15/2039	573,404
FHLMC REMIC Series 4320, Class FD
304,481	2.140	07/15/2039	304,128
FHLMC REMIC Series 4477, Class FG
348,227	2.081	10/15/2040	347,121
FHLMC REMIC Series 4508, Class CF
289,529	2.140	09/15/2045	289,760
FHLMC REMIC Series 4631, Class GF
1,853,687	2.240	11/15/2046	1,853,685
FHLMC REMIC Series 4637, Class QF
1,818,874	2.691	04/15/2044	1,821,002
FNMA REMIC Series 2006-82, Class F
126,490	2.362	09/25/2036	126,966
FNMA REMIC Series 2006-96, Class FA
453,504	2.092	10/25/2036	451,207
FNMA REMIC Series 2007-33, Class HF
80,727	2.142	04/25/2037	80,510
FNMA REMIC Series 2007-36, Class F
130,566	2.022	04/25/2037	129,610
FNMA REMIC Series 2007-85, Class FC
356,795	2.332	09/25/2037	358,016
FNMA REMIC Series 2008-8, Class FB
270,770	2.612	02/25/2038	273,255
FNMA REMIC Series 2011-63, Class FG
305,570	2.242	07/25/2041	306,738
FNMA REMIC Series 2012-35, Class QF
982,081	2.192	04/25/2042	980,168
FNMA REMIC Series 2016-1, Class FT
935,653	2.142	02/25/2046	932,076
FNMA REMIC Series 2017-45, Class FA
510,978	2.101	06/25/2047	510,424
FNMA REMIC Series 2017-96, Class FC
1,047,852	2.192	12/25/2057	1,043,374
GNMA REMIC Series 2005-48, Class AF
461,131	1.965	06/20/2035	457,385
GNMA REMIC Series 2012-98, Class FA
426,185	2.165	08/20/2042	425,778
NCUA Guaranteed Notes Trust Series 2010-R1, Class 1A(c)
78,378	2.163	10/07/2020	78,391

The accompanying notes are an integral part of these financial statements.	43

GOLDMAN SACHS VARIABLE INSURANCE TRUST HIGH QUALITY FLOATING RATE FUND

Schedule of Investments (continued)

December 31, 2019

Principal Amount	Interest Rate	Maturity Date	Value

Collateralized Mortgage Obligations(a) – (continued)
Regular Floater – (continued)
NCUA Guaranteed Notes Trust Series 2010-R2, Class 2A(c)
$230,220	2.183%	11/05/2020	$230,327
NCUA Guaranteed Notes Trust Series 2011-R1, Class 1A(c)
537,302	2.163	01/08/2020	537,769

			15,788,723

TOTAL COLLATERALIZED MORTGAGE OBLIGATIONS
(Cost $17,177,644)			$17,150,170

Commercial Mortgage-Backed Security(a) – 0.3%
Agency Multi-Family – 0.3%
FNMA ACES REMIC Series 2017-M13, Class FA
$223,751	2.246%	10/25/2024	$221,593
(Cost $223,507)

U.S. Government Agency Security(a) – 2.5%
FNMA
$2,000,000	(SOFR + 0.16%), 1.700%	01/30/2020	$2,000,205
(Cost $2,000,000)

Asset-Backed Securities – 35.4%
Automobile(c) – 8.8%
Ally Master Owner Trust Series 2017-3, Class A1(a)
$1,350,000	2.170%	06/15/2022	$1,351,371
Ally Master Owner Trust Series 2018-1, Class A2
800,000	2.700	01/17/2023	805,667
Chesapeake Funding II LLC Series 2017-3A, Class A2(a)(b)
209,548	2.080	08/15/2029	209,390
Ford Credit Floorplan Master Owner Trust A Series 2015-2, Class A2(a)
1,210,000	2.310	01/15/2022	1,210,109
GMF Floorplan Owner Revolving Trust Series 2017-2, Class A2(a)(b)
900,000	2.170	07/15/2022	900,749
Mercedes-Benz Master Owner Trust Series 2018-AA, Class A(a)(b)
1,500,000	2.000	05/16/2022	1,500,167
Nissan Master Owner Trust Receivables Series 2017-C, Class A(a)
300,000	2.060	10/17/2022	300,015
Nissan Master Owner Trust Receivables Series 2019-A, Class A(a)
850,000	2.300	02/15/2024	852,887

			7,130,355

Collateralized Loan Obligations(a)(b)(c) – 7.0%
Benefit Street Partners CLO VII Ltd. Series 2015-VIIA, Class A1AR
960,745	2.783	07/18/2027	960,759
Bowman Park CLO Ltd. Series 2014-1A, Class AR
151,916	3.089	11/23/2025	151,940

Asset-Backed Securities – (continued)
Collateralized Loan Obligations(a)(b)(c) – (continued)
California Street CLO XII Ltd. Series 2013-12A, Class AR
145,516	3.031	10/15/2025	145,531
CBAM Ltd. Series 2018-5A, Class A
1,100,000	3.022	04/17/2031	1,091,265
Cutwater Ltd. Series 2014-1A, Class A1AR
171,521	3.251	07/15/2026	171,649
Dryden 64 CLO Ltd. Series 2018-64A, Class A
600,000	2.973	04/18/2031	594,032
Halcyon Loan Advisors Funding Ltd. Series 2014-1A, Class A1R
55,415	3.133	04/18/2026	55,399
Madison Park Funding XXX Ltd. Series 2018-30A, Class A
1,100,000	2.751	04/15/2029	1,091,842
Parallel Ltd. Series 2015-1A, Class AR
300,000	2.816	07/20/2027	299,706
Pikes Peak CLO 2 Series 2018-2A, Class A
800,000	3.293	01/18/2032	797,242
Trinitas CLO II Ltd. Series 2014-2A, Class A1R
148,858	3.181	07/15/2026	149,069
WhiteHorse IX Ltd. Series 2014-9A, Class AR
193,915	3.162	07/17/2026	194,115

			5,702,549

Credit Card(a)(c) – 7.8%
CARDS II Trust Series 2018-1A, Class A(b)
2,200,000	2.090	04/17/2023	2,200,945
Citibank Credit Card Issuance Trust Series 2017-A5, Class A5
1,400,000	2.405	04/22/2026	1,409,947
Citibank Credit Card Issuance Trust Series 2017-A7, Class A7
500,000	2.080	08/08/2024	501,110
Evergreen Credit Card Trust Series 2019-1, Class A(b)
1,000,000	2.220	01/15/2023	1,002,481
Golden Credit Card Trust Series 2019-1A, Class A(b)
350,000	2.190	12/15/2022	350,636
Trillium Credit Card Trust II Series 2018-1A, Class A(b)
900,000	2.042	02/27/2023	900,026

			6,365,145

Student Loans(a) – 11.8%
Academic Loan Funding Trust Series 2013-1A, Class A(b)(c)
376,343	2.592	12/26/2044	371,068
Access Group, Inc. Series 2015-1, Class A(b)(c)
147,764	2.492	07/25/2056	145,435
Access to Loans for Learning Student Loan Corp. Series 2013-I, Class A(c)
371,051	2.592	02/25/2041	364,830
Brazos Higher Education Authority, Inc. Series 2011-1, Class A2(c)
716,787	2.710	02/25/2030	716,568
ECMC Group Student Loan Trust Series 2018-1A, Class A(b)(c)
540,027	2.542	02/27/2068	531,252
Edsouth Indenture No. 4 LLC Series 2013-1, Class A(b)(c)
99,091	2.362	02/26/2029	98,540
Edsouth Indenture No. 5 LLC Series 2014-1, Class A(b)(c)
173,533	2.492	02/25/2039	171,240

44	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS VARIABLE INSURANCE TRUST HIGH QUALITY FLOATING RATE FUND

Principal Amount	Interest Rate	Maturity Date	Value

Asset-Backed Securities – (continued)
Student Loans(a) – (continued)
Education Loan Asset-Backed Trust I Series 2013-1, Class A1(b)(c)
$73,695	2.592%	06/25/2026	$73,723
Educational Funding of the South, Inc. Series 2011-1, Class A2(c)
331,441	2.590	04/25/2035	328,610
Educational Funding of the South, Inc. Series 2012-1, Class A
241,913	2.842	03/25/2036	243,810
Higher Education Funding I Series 2014-1, Class A(b)(c)
268,700	2.959	05/25/2034	268,699
Illinois Student Assistance Commission Series 2010-1, Class A3
170,383	2.840	07/25/2045	168,585
Kentucky Higher Education Student Loan Corp. Series 2013-2, Class A1(c)
515,016	2.309	09/01/2028	509,546
Kentucky Higher Education Student Loan Corp. Series 2015-1, Class A1
490,618	2.458	12/01/2031	485,939
Montana Higher Education Student Assistance Corp. Series 2012-1, Class A2(c)
440,566	2.765	05/20/2030	440,878
Navient Student Loan Trust Series 2016-7A, Class A(b)(c)
118,232	2.955	03/25/2066	118,276
Nelnet Student Loan Trust Series 2006-1, Class A5(c)
287,321	2.019	08/23/2027	286,845
Nelnet Student Loan Trust Series 2013-5A, Class A(b)(c)
67,027	2.422	01/25/2037	65,989
Nelnet Student Loan Trust Series 2014-3A, Class A(b)(c)
547,892	2.372	06/25/2041	536,391
New Hampshire Higher Education Loan Corp. Series 2011-1, Class A3(c)
181,023	2.790	10/25/2037	180,058
Pennsylvania Higher Education Assistance Agency Series 2006-1, Class A3(c)
406,088	2.080	10/25/2035	395,792
Scholar Funding Trust Series 2010-A, Class A(b)(c)
206,809	2.686	10/28/2041	202,914
Scholar Funding Trust Series 2011-A, Class A(b)(c)
177,317	2.836	10/28/2043	175,472
SLM Student Loan Trust Series 2005-5, Class A4(c)
776,740	2.080	10/25/2028	767,176
SLM Student Loan Trust Series 2007-1, Class A5(c)
563,313	2.030	01/26/2026	561,696
SLM Student Loan Trust Series 2008-5, Class A4(c)
60,602	3.640	07/25/2023	61,106
SLM Student Loan Trust Series 2012-3, Class A(c)
722,929	2.442	12/27/2038	712,080
South Texas Higher Education Authority, Inc. Series 2012-1, Class A2
41,432	2.949	10/01/2024	41,499
Utah State Board of Regents Series 2015-1, Class A(c)
265,394	2.308	02/25/2043	262,406
Utah State Board of Regents Series 2016-1, Class A
314,099	2.542	09/25/2056	313,313

			9,599,736

TOTAL ASSET-BACKED SECURITIES
(Cost $28,815,589)			$28,797,785

Supranational(a) – 3.1%
European Investment Bank(b)
$1,530,000	(SOFR + 0.29%), 1.830%	06/10/2022	$1,531,561
International Bank for Reconstruction & Development
1,000,000	(SOFR + 0.22%), 1.760	08/21/2020	1,000,285

TOTAL SUPRANATIONAL
(Cost $2,530,000)			$2,531,846

Municipal Bond(a)(b)(c) – 0.1%
New York – 0.1%
Freddie Mac Multifamily ML Certificates RB Pass Through Series 2017
$95,813	(1 Mo. LIBOR + 0.50%), 2.299%	01/25/2033	$94,673
(Cost $95,813)

U.S. Treasury Obligations – 28.3%
U.S. Treasury Bonds
$220,000	3.750%	11/15/2043	$275,206
170,000	3.375	05/15/2044	201,291
U.S. Treasury Inflation Linked Notes
1,309,324	0.125	07/15/2022	1,315,211
U.S. Treasury Notes
1,500,000	(3 Mo. U.S. T-Bill MMY + 0.03%), 1.559(a)	04/30/2020	1,499,796
2,300,000	(3 Mo. U.S. T-Bill MMY + 0.04%), 1.569 (a)	07/31/2020	2,299,236
4,900,000	(3 Mo. U.S. T-Bill MMY + 0.05%), 1.571 (a)	10/31/2020	4,897,273
10,000,000	(3 Mo. U.S. T-Bill MMY + 0.22%), 1.746 (a)	07/31/2021	10,001,570
310,000	2.875	10/15/2021	316,902
920,000	2.875	10/31/2023	961,256
140,000	2.875	05/31/2025	148,214
250,000	2.125	05/31/2026	254,844
810,000	2.875	08/15/2028	873,028

TOTAL U.S. TREASURY OBLIGATIONS
(Cost $23,001,734)			$23,043,827

Shares	Dividend Rate	Value

Investment Company(d) – 3.8%
Goldman Sachs Financial Square Government Fund – Institutional Shares
3,128,385	1.638%	$3,128,385
(Cost $3,128,385)

The accompanying notes are an integral part of these financial statements.	45

GOLDMAN SACHS VARIABLE INSURANCE TRUST HIGH QUALITY FLOATING RATE FUND

Schedule of Investments (continued)

December 31, 2019

Principal Amount	Interest Rate	Maturity Date	Value

Short-Term Investment – 0.9%
Commercial Paper – 0.9%
VW Credit, Inc.
$700,000	2.601%	03/30/2020	$696,237
(Cost $695,587)

TOTAL INVESTMENTS – 98.2%
(Cost $79,905,059)			$79,875,482

OTHER ASSETS IN EXCESS OF LIABILITIES – 1.8%			1,429,391

NET ASSETS – 100.0%			$81,304,873

The percentage shown for each investment category reflects the value of investments in that category as a percentage of net assets.

(a)	Variable rate security. Except for floating rate notes (for which final maturity is disclosed), maturity date disclosed is the next interest reset date. Interest rate disclosed is that which is in effect on December 31, 2019.

(b)	Exempt from registration under Rule 144A of the Securities Act of 1933.

(c)	Securities with “Call” features. Maturity dates disclosed are the final maturity dates.

(d)	Represents an Affiliated Issuer.

Investment Abbreviations:
ACES	—Alternative Credit Enhancement Securities
FHLMC	—Federal Home Loan Mortgage Corp.
FNMA	—Federal National Mortgage Association
GNMA	—Government National Mortgage Association
LIBOR	—London Interbank Offered Rate
MMY	—Money Market Yield
Mo.	—Month
RB	—Revenue Bond
REMIC	—Real Estate Mortgage Investment Conduit
SOFR	—Secured Overnight Financing Rate
T-Bill	—Treasury Bill
U.S.	—United States

Currency Abbreviation:
USD	—United States Dollar

ADDITIONAL INVESTMENT INFORMATION

FUTURES CONTRACTS — At December 31, 2019, the Fund had the following futures contracts:

Description	Number of Contracts	Expiration Date	Notional Amount	Unrealized Appreciation/ (Depreciation)

Short position contracts:
U.S. Treasury 2 Year Note	(7)	03/31/2020	$(1,507,898)	$2,192
U.S. Treasury 5 Year Note	(13)	03/31/2020	(1,540,602)	7,501
U.S. Treasury 10 Year Note	(4)	03/20/2020	(513,000)	5,307
U.S. Treasury 10 Year Ultra Note	(4)	03/20/2020	(561,812)	9,177
U.S. Treasury Long Bond	(7)	03/20/2020	(1,088,719)	26,146

Total Futures Contracts				$50,323

SWAP CONTRACTS — At December 31, 2019, the Fund had the following swap contracts:

CENTRALLY CLEARED INTEREST RATE SWAP CONTRACTS

Payments Made by the Fund(a)	Payments Received by the Fund	Termination Date	Notional Amount (000’s)(b)		Value	Upfront Premium (Received) Paid	Unrealized Appreciation/ (Depreciation)
1 Month LIBOR	3 Month LIBOR	07/25/2024	USD	1,300	$21	$30	$(9)

(a)	Payments made quarterly.
(b)	Represents forward starting interest rate swaps whose effective dates of commencement of accruals and cash flows occur subsequent to December 31, 2019.

46	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS VARIABLE INSURANCE TRUST FUNDS

Statements of Assets and Liabilities

December 31, 2019

	Core Fixed Income Fund	Equity Index Fund	Growth Opportunities Fund	High Quality Floating Rate Fund

Assets:
Investments in unaffiliated issuers, at value (cost $60,696,813, $57,007,987, $54,552,378 and $76,776,674)(a)	$61,927,966	$178,009,726	$72,385,416	$76,747,097
Investments in affiliated issuers, at value (cost $1,647,077, $227,153, $998,484 and $3,128,385)	1,647,077	492,970	998,484	3,128,385
Investments in affiliated securities lending reinvestment vehicle, at value (cost $0, $0, $809,324 and $0)	—	—	809,324	—
Purchased Options, at value (premiums paid $3,025, $0, $0 and $0)	500	—	—	—
Cash	890,666	639,893	22,483	1,271,713
Foreign currencies, at value (cost $61,946, $0, $0 and $0)	63,010	—	—	—
Receivables:
Investments sold on an extended-settlement basis	11,318,945	—	—	33,860
Collateral on certain derivative contracts(b)	678,223	50,400	—	47,320
Interest and dividends	294,831	181,485	24,354	183,377
Fund shares sold	27,297	—	21,168	—
Reimbursement from investment adviser	26,363	55,810	19,547	21,105
Investments sold	—	419,543	204,200	—
Securities lending income	—	5	2,629	—
Unrealized gain on forward foreign currency exchange contracts	97,692	—	—	—
Variation margin on futures	—	3,077	—	9,973

Total assets	76,972,570	179,852,909	74,487,605	81,442,830

Liabilities:
Forward sale contracts, at value (proceeds received $2,113,516, $0, $0 and $0)	2,114,687	—	—	—
Unrealized loss on forward foreign currency exchange contracts	136,431	—	—	—
Written options, at value (premiums received $41,615, $0, $0 and $0)	38,972	—	—	—
Variation margin on futures	36,776	—	—	—
Variation margin on swaps	7,461	—	—	102
Payables:
Investments purchased on an extended-settlement basis	19,493,360	—	—	—
Fund shares redeemed	54,229	143,211	21,568	7,104
Management fees	18,161	31,631	51,195	21,074
Distribution and Service fees and Transfer Agency fees	8,881	40,668	11,140	18,527
Payable upon return of securities loaned	—	—	809,324	—
Accrued expenses and other liabilities	118,810	95,387	94,519	91,150

Total liabilities	22,027,768	310,897	987,746	137,957

Net Assets:
Paid-in capital	55,015,533	61,343,664	55,081,972	82,517,887
Total distributable earnings (loss)	(70,731)	118,198,348	18,417,887	(1,213,014)

NET ASSETS	$54,944,802	$179,542,012	$73,499,859	$81,304,873
Net Assets:
Institutional	$17,420,903	$—	$94,080	$4,876,985
Service	37,523,899	179,542,012	73,405,779	69,963,915
Advisor	—	—	—	6,463,973

Total Net Assets	$54,944,802	$179,542,012	$73,499,859	$81,304,873
Shares outstanding $0.001 par value (unlimited shares authorized):
Institutional	1,605,751	—	8,179	470,161
Service	3,457,401	10,258,204	6,670,848	6,757,905
Advisor	—	—	—	623,675
Net asset value, offering and redemption price per share:
Institutional	$10.85	—	$11.50	$10.37
Service	10.85	17.50	11.00	10.35
Advisor	—	—	—	10.36

(a) Includes loaned securities having a market value of $789,899 for the Growth Opportunities Fund.

(b) Segregated for initial margin and/or collateral on transactions as follows:

Fund	Forwards	Futures	Swaps
Core Fixed Income	$210,000	$178,865	$289,358
Equity Index	—	50,400	—
High Quality Floating Rate	—	47,278	42

The accompanying notes are an integral part of these financial statements.	47

GOLDMAN SACHS VARIABLE INSURANCE TRUST FUNDS

Statements of Operations

For the Fiscal Year Ended December 31, 2019

	Core Fixed Income Fund	Equity Index Fund	Growth Opportunities Fund	High Quality Floating Rate Fund

Investment income:
Interest	$1,216,459	$1,758	$203	$2,008,596
Dividends — affiliated issuers	88,791	9,700	31,876	139,606
Dividends — unaffiliated issuers	—	3,374,076	475,372	—
Securities lending income — affiliated issuer	—	22	—	—
Securities lending income — unaffiliated issuer	—	—	39,513	—

Total investment income	1,305,250	3,385,556	546,964	2,148,202

Expenses:
Management fees	174,659	511,674	624,144	254,944
Professional fees	118,283	97,549	97,614	105,182
Distribution and Service fees(a)	92,522	426,393	179,158	206,978
Custody, accounting and administrative services	75,277	73,234	73,433	73,414
Printing and mailing costs	59,797	103,797	43,620	44,598
Trustee fees	15,909	16,108	15,949	15,973
Shareholder meeting expense	13,628	30,535	21,233	15,209
Transfer Agency fees(a)	8,732	34,109	14,346	16,447
Other	13,033	43,571	10,515	8,667

Total expenses	571,840	1,336,970	1,080,012	741,412

Less — expense reductions	(289,429)	(483,268)	(334,908)	(233,717)

Net expenses	282,411	853,702	745,104	507,695

NET INVESTMENT INCOME (LOSS)	1,022,839	2,531,854	(198,140)	1,640,507

Realized and unrealized gain (loss):
Net realized gain (loss) from:
Investments — unaffiliated issuers (including commissions recaptured of $0, $0, $331 and $0)	735,866	11,357,530	12,665,789	23,562
Investments — affiliated issuers	—	33,245	—	—
Futures contracts	351,675	213,797	—	(162,726)
Purchased options	(8,570)	—	—	—
Swap contracts	112,938	—	—	(17,131)
Forward foreign currency exchange contracts	10,742	—	—	—
Foreign currency transactions	(18,729)	—	—	—
Written options	10,584	—	—	—
Net change in unrealized gain (loss) on:
Investments — affiliated issuers	—	116,327	—	—
Investments — unaffiliated issuers	1,502,307	30,970,704	7,849,468	45,130
Futures contracts	(155,739)	70,365	—	118,920
Purchased options	(2,525)	—	—	—
Swap contracts	55,567	—	—	(9)
Forward foreign currency exchange contracts	(29,414)	—	—	—
Foreign currency translation	1,310	—	—	—
Written options	2,643	—	—	—

Net realized and unrealized gain (loss)	2,568,655	42,761,968	20,515,257	7,746

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$3,591,494	$45,293,822	$20,317,117	$1,648,253

(a) Class specific Distribution and/or Service, and Transfer Agency fees were as follows:

	Distribution and/or Service Fees		Transfer Agency Fees
Fund	Service	Advisor	Institutional	Service	Advisor
Core Fixed Income	$92,522	N/A	$1,331	$7,401	N/A
Equity Index	426,393	N/A	N/A	34,109	N/A
Growth Opportunities	179,158	N/A	15	14,331	N/A
High Quality Floating Rate	179,779	$27,199	706	14,381	$1,360

48	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS VARIABLE INSURANCE TRUST FUNDS

Statements of Changes in Net Assets

	Core Fixed Income Fund		Equity Index Fund
	For the Fiscal Year Ended December 31, 2019	For the Fiscal Year Ended December 31, 2018	For the Fiscal Year Ended December 31, 2019	For the Fiscal Year Ended December 31, 2018

From operations:
Net investment income	$1,022,839	$1,225,144	$2,531,854	$2,596,973
Net realized gain (loss)	1,194,506	(1,538,377)	11,604,572	11,623,359
Net change in unrealized gain (loss)	1,374,149	(1,585,058)	31,157,396	(21,598,071)

Net increase (decrease) in net assets resulting from operations	3,591,494	(1,898,291)	45,293,822	(7,377,739)

Distributions to shareholders:
From distributable earnings:
Institutional Shares	(194,059)	(14,101)	—	—
Service Shares	(941,156)	(1,241,765)	(13,028,301)	(13,646,931)

Total distributions to shareholders	(1,135,215)	(1,255,866)	(13,028,301)	(13,646,931)

From share transactions:
Proceeds from sales of shares	16,196,196	5,175,072	2,326,474	4,433,966
Reinvestment of distributions	1,135,215	1,255,866	13,028,301	13,646,931
Cost of shares redeemed	(3,916,341)	(73,392,129)	(23,176,553)	(20,993,560)

Net increase (decrease) in net assets resulting from share transactions	13,415,070	(66,961,191)	(7,821,778)	(2,912,663)

TOTAL INCREASE (DECREASE)	15,871,349	(70,115,348)	24,443,743	(23,937,333)

Net Assets:

Beginning of year	39,073,453	109,188,801	155,098,269	179,035,602

End of year	$54,944,802	$39,073,453	$179,542,012	$155,098,269

The accompanying notes are an integral part of these financial statements.	49

GOLDMAN SACHS VARIABLE INSURANCE TRUST FUNDS

Statements of Changes in Net Assets (continued)

	Growth Opportunities Fund		High Quality Floating Rate Fund
	For the Fiscal Year Ended December 31, 2019	For the Fiscal Year Ended December 31, 2018	For the Fiscal Year Ended December 31, 2019	For the Fiscal Year Ended December 31, 2018

From operations:
Net investment income (loss)	$(198,140)	$(222,316)	$1,640,507	$1,379,037
Net realized gain (loss)	12,665,789	38,998,411	(156,295)	78,835
Net change in unrealized gain (loss)	7,849,468	(38,082,096)	164,041	(331,356)

Net increase in net assets resulting from operations	20,317,117	693,999	1,648,253	1,126,516

Distributions to shareholders:
From distributable earnings:
Institutional Shares	(16,254)	(37,921)	(76,241)	(12,809)
Service Shares	(14,062,222)	(39,325,197)	(1,495,755)	(1,323,812)
Advisor Shares	—	—	(131,008)	(107,740)

Total distributions to shareholders	(14,078,476)	(39,363,118)	(1,703,004)	(1,444,361)

From share transactions:
Proceeds from sales of shares	8,229,475	2,826,810	10,613,133	21,196,717
Reinvestment of distributions	14,078,476	39,363,118	1,703,004	1,444,361
Cost of shares redeemed	(15,016,361)	(114,387,857)	(13,250,898)	(11,359,427)

Net increase (decrease) in net assets resulting from share transactions	7,291,590	(72,197,929)	(934,761)	11,281,651

TOTAL INCREASE (DECREASE)	13,530,231	(110,867,048)	(989,512)	10,963,806

Net Assets:

Beginning of year	59,969,628	170,836,676	82,294,385	71,330,579

End of year	$73,499,859	$59,969,628	$81,304,873	$82,294,385

50	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS VARIABLE INSURANCE TRUST CORE FIXED INCOME FUND

Financial Highlights

Selected Data for a Share Outstanding Throughout Each Year

	Goldman Sachs Core Fixed Income Fund
	Institutional Shares
	Year Ended December 31,
	2019	2018	2017	2016	2015

Per Share Data

Net asset value, beginning of year	$10.20	$10.66	$10.61	$10.53	$10.75

Net investment income(a)	0.26	0.29	0.23	0.24	0.27

Net realized and unrealized gain (loss)	0.69	(0.37)	0.13	0.08	(0.20)

Total from investment operations	0.95	(0.08)	0.36	0.32	0.07

Distributions to shareholders from net investment income	(0.30)	(0.38)	(0.31)	(0.24)	(0.29)

Net asset value, end of year	$10.85	$10.20	$10.66	$10.61	$10.53

Total return(b)	9.28%	(0.58)%	3.40%	2.98%	0.60%

Net assets, end of year (in 000s)	$17,421	$2,657	$241	$90	$26

Ratio of net expenses to average net assets	0.44%	0.42%	0.42%	0.43%	0.42%

Ratio of total expenses to average net assets	1.08%	1.06%	0.65%	0.65%	0.74%

Ratio of net investment income to average net assets	2.41%	2.88%	2.18%	2.28%	2.53%

Portfolio turnover rate(c)	556%	406%	229%	329%	376%

(a)	Calculated based on the average shares outstanding methodology.
(b)

Assumes investment at the net asset value at the beginning of the year, reinvestment of all distributions, a complete redemption of the investment at the net asset value at the end of the year and no sales or redemption charges (if any). Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares.

(c)

The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

The accompanying notes are an integral part of these financial statements.	51

GOLDMAN SACHS VARIABLE INSURANCE TRUST CORE FIXED INCOME FUND

Financial Highlights (continued)

Selected Data for a Share Outstanding Throughout Each Year

	Goldman Sachs Core Fixed Income Fund
	Service Shares
	Year Ended December 31,
	2019	2018	2017	2016	2015

Per Share Data

Net asset value, beginning of year	$10.21	$10.65	$10.60	$10.53	$10.76

Net investment income(a)	0.25	0.25	0.21	0.22	0.24

Net realized and unrealized gain (loss)	0.66	(0.34)	0.12	0.07	(0.21)

Total from investment operations	0.91	(0.09)	0.33	0.29	0.03

Distributions to shareholders from net investment income	(0.27)	(0.35)	(0.28)	(0.22)	(0.26)

Net asset value, end of year	$10.85	$10.21	$10.65	$10.60	$10.53

Total return(b)	9.00%	(0.83)%	3.14%	2.70%	0.27%

Net assets, end of year (in 000s)	$37,524	$36,416	$108,948	$110,476	$104,924

Ratio of net expenses to average net assets	0.68%	0.67%	0.67%	0.67%	0.67%

Ratio of total expenses to average net assets	1.35%	1.18%	0.90%	0.91%	0.99%

Ratio of net investment income to average net assets	2.33%	2.46%	1.95%	2.05%	2.27%

Portfolio turnover rate(c)	556%	406%	229%	329%	376%

(a)	Calculated based on the average shares outstanding methodology.
(b)

Assumes investment at the net asset value at the beginning of the year, reinvestment of all distributions, a complete redemption of the investment at the net asset value at the end of the year and no sales or redemption charges (if any). Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares.

(c)

The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

52	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS VARIABLE INSURANCE TRUST EQUITY INDEX FUND

Financial Highlights

Selected Data for a Share Outstanding Throughout Each Year

	Goldman Sachs Equity Index Fund
	Service Shares
	Year Ended December 31,
	2019	2018	2017	2016	2015

Per Share Data

Net asset value, beginning of year	$14.43	$16.60	$14.49	$13.91	$14.91

Net investment income(a)	0.25	0.25	0.24	0.25	0.32

Net realized and unrealized gain (loss)	4.18	(1.04)	2.85	1.35	(0.18)

Total from investment operations	4.43	(0.79)	3.09	1.60	0.14

Distributions to shareholders from net investment income	(0.26)	(0.27)	(0.26)	(0.33)	(0.28)

Distributions to shareholders from net realized gains	(1.10)	(1.11)	(0.72)	(0.69)	(0.86)

Total distributions	(1.36)	(1.38)	(0.98)	(1.02)	(1.14)

Net asset value, end of year	$17.50	$14.43	$16.60	$14.49	$13.91

Total return(b)	30.85%	(4.87)%	21.29%	11.41%	0.94%

Net assets, end of year (in 000s)	$179,542	$155,098	$179,036	$165,551	$169,295

Ratio of net expenses to average net assets	0.50%	0.48%	0.48%	0.48%	0.48%

Ratio of total expenses to average net assets	0.78%	0.72%	0.71%	0.73%	0.70%

Ratio of net investment income to average net assets	1.48%	1.48%	1.53%	1.73%	2.15%

Portfolio turnover rate(c)	3%	4%	2%	3%	4%

(a)	Calculated based on the average shares outstanding methodology.
(b)

Assumes investment at the net asset value at the beginning of the year, reinvestment of all distributions, a complete redemption of the investment at the net asset value at the end of the year and no sales or redemption charges (if any). Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares.

(c)

The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

The accompanying notes are an integral part of these financial statements.	53

GOLDMAN SACHS VARIABLE INSURANCE TRUST GROWTH OPPORTUNITIES FUND

Financial Highlights

Selected Data for a Share Outstanding Throughout Each Year

	Goldman Sachs Growth Opportunities Fund
	Institutional Shares
	Year Ended December 31,*
	2019	2018	2017	2016	2015

Per Share Data

Net asset value, beginning of year	$10.51	$31.13	$27.13	$26.86	$30.89

Net investment loss(a)	(0.01)	(0.02)	(0.04)	(0.07)	(0.06)

Net realized and unrealized gain (loss)	3.59	(1.30)	7.40	0.52	(1.55)

Total from investment operations	3.58	(1.32)	7.36	0.45	(1.61)

Distributions to shareholders from net realized gains	(2.59)	(19.30)	(3.36)	(0.18)	(2.42)

Net asset value, end of year	$11.50	$10.51	$31.13	$27.13	$26.86

Total return(b)	34.35%	(4.17)%	27.14%	1.71%	(5.20)%

Net assets, end of year (in 000s)	$94	$59	$52	$3,518	$32

Ratio of net expenses to average net assets	0.88%	0.85%	0.87%	0.89%	0.93%

Ratio of total expenses to average net assets	1.26%	1.20%	1.14%	1.16%	1.14%

Ratio of net investment loss to average net assets	(0.12)%	(0.08)%	(0.13)%	(0.26)%	(0.19)%

Portfolio turnover rate(c)	75%	59%	57%	63%	57%

*	All per share amounts representing data prior to May 17, 2019 have been restated to reflect a 4 to 1 reverse stock split which occurred on that date.
(a)	Calculated based on the average shares outstanding methodology.
(b)

Assumes investment at the net asset value at the beginning of the year, reinvestment of all distributions, a complete redemption of the investment at the net asset value at the end of the year and no sales or redemption charges (if any). Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares.

(c)

The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

54	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS VARIABLE INSURANCE TRUST GROWTH OPPORTUNITIES FUND

Financial Highlights (continued)

Selected Data for a Share Outstanding Throughout Each Year

	Goldman Sachs Growth Opportunities Fund
	Service Shares
	Year Ended December 31,*
	2019	2018	2017	2016	2015

Per Share Data

Net asset value, beginning of year	$10.15	$30.80	$26.92	$26.71	$30.78

Net investment loss(a)	(0.02)	(0.07)	(0.08)	(0.10)	(0.11)

Net realized and unrealized gain (loss)	3.46	(1.28)	7.32	0.49	(1.54)

Total from investment operations	3.44	(1.35)	7.24	0.39	(1.65)

Distributions to shareholders from net realized gains	(2.59)	(19.30)	(3.36)	(0.18)	(2.42)

Net asset value, end of year	$11.00	$10.15	$30.80	$26.92	$26.71

Total return(b)	34.06%	(4.34)%	26.92%	1.42%	(5.20)%

Net assets, end of year (in 000s)	$73,406	$59,910	$170,785	$155,924	$168,653

Ratio of net expenses to average net assets	1.04%	1.01%	1.02%	1.05%	1.09%

Ratio of total expenses to average net assets	1.51%	1.44%	1.39%	1.40%	1.40%

Ratio of net investment loss to average net assets	(0.28)%	(0.24)%	(0.26)%	(0.37)%	(0.36)%

Portfolio turnover rate(c)	75%	59%	57%	63%	57%

*	All per share amounts representing data prior to May 17, 2019 have been restated to reflect a 4 to 1 reverse stock split which occurred on that date.
(a)	Calculated based on the average shares outstanding methodology.
(b)

Assumes investment at the net asset value at the beginning of the year, reinvestment of all distributions, a complete redemption of the investment at the net asset value at the end of the year and no sales or redemption charges (if any). Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares.

(c)

The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

The accompanying notes are an integral part of these financial statements.	55

GOLDMAN SACHS VARIABLE INSURANCE TRUST HIGH QUALITY FLOATING RATE FUND

Financial Highlights

Selected Data for a Share Outstanding Throughout Each Year

	Goldman Sachs High Quality Floating Rate Fund
	Institutional Shares
	Year Ended December 31,
	2019	2018	2017	2016	2015

Per Share Data

Net asset value, beginning of year	$10.38	$10.42	$10.41	$10.40	$10.49

Net investment income(a)	0.22	0.24	0.14	0.11	0.06

Net realized and unrealized gain (loss)	0.01	(0.06)	0.03	0.03	(0.08)

Total from investment operations	0.23	0.18	0.17	0.14	(0.02)

Distributions to shareholders from net investment income	(0.24)	(0.22)	(0.16)	(0.13)	(0.07)

Net asset value, end of year	$10.37	$10.38	$10.42	$10.41	$10.40

Total return(b)	2.27%	1.75%	1.62%	1.35%	(0.16)%

Net assets, end of year (in 000s)	$4,877	$2,326	$57	$25	$25

Ratio of net expenses to average net assets	0.37%	0.34%	0.36%	0.39%	0.38%

Ratio of total expenses to average net assets	0.66%	0.63%	0.72%	0.78%	0.81%

Ratio of net investment income to average net assets	2.15%	2.28%	1.33%	1.03%	0.54%

Portfolio turnover rate(c)	20%	36%	38%	47%	14%

(a)	Calculated based on the average shares outstanding methodology.
(b)

Assumes investment at the net asset value at the beginning of the year, reinvestment of all distributions, a complete redemption of the investment at the net asset value at the end of the year and no sales or redemption charges (if any). Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares.

(c)

The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

56	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS VARIABLE INSURANCE TRUST HIGH QUALITY FLOATING RATE FUND

Financial Highlights (continued)

Selected Data for a Share Outstanding Throughout Each Year

	Goldman Sachs High Quality Floating Rate Fund
	Service Shares
	Year Ended December 31,
	2019	2018	2017	2016	2015

Per Share Data

Net asset value, beginning of year	$10.36	$10.40	$10.38	$10.38	$10.47

Net investment income(a)	0.21	0.19	0.11	0.08	0.03

Net realized and unrealized gain (loss)	— (b)	(0.03)	0.04	0.02	(0.07)

Total from investment operations	0.21	0.16	0.15	0.10	(0.04)

Distributions to shareholders from net investment income	(0.22)	(0.20)	(0.13)	(0.10)	(0.05)

Net asset value, end of year	$10.35	$10.36	$10.40	$10.38	$10.38

Total return(c)	2.01%	1.50%	1.47%	1.00%	(0.42)%

Net assets, end of year (in 000s)	$69,964	$72,784	$66,548	$66,710	$69,625

Ratio of net expenses to average net assets	0.62%	0.60%	0.61%	0.65%	0.64%

Ratio of total expenses to average net assets	0.90%	0.91%	0.97%	1.04%	1.05%

Ratio of net investment income to average net assets	2.00%	1.82%	1.08%	0.77%	0.28%

Portfolio turnover rate(d)	20%	36%	38%	47%	14%

(a)	Calculated based on the average shares outstanding methodology.
(b)	Amount is less than $0.005 per share.
(c)

Assumes investment at the net asset value at the beginning of the year, reinvestment of all distributions, a complete redemption of the investment at the net asset value at the end of the year and no sales or redemption charges (if any). Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares.

(d)

The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

The accompanying notes are an integral part of these financial statements.	57

GOLDMAN SACHS VARIABLE INSURANCE TRUST HIGH QUALITY FLOATING RATE FUND

Financial Highlights (continued)

Selected Data for a Share Outstanding Throughout Each Year

	Goldman Sachs High Quality Floating Rate Fund
	Advisor Shares
	Year Ended December 31,
	2019	2018	2017	2016	2015

Per Share Data

Net asset value, beginning of year	$10.37	$10.41	$10.40	$10.40	$10.49

Net investment income(a)	0.19	0.18	0.10	0.06	0.01

Net realized and unrealized gain (loss)	— (b)	(0.04)	0.03	0.03	(0.06)

Total from investment operations	0.19	0.14	0.13	0.09	(0.05)

Distributions to shareholders from net investment income	(0.20)	(0.18)	(0.12)	(0.09)	(0.04)

Net asset value, end of year	$10.36	$10.37	$10.41	$10.40	$10.40

Total return(c)	1.85%	1.37%	1.26%	0.96%	(0.57)%

Net assets, end of year (in 000s)	$6,464	$7,184	$4,726	$1,658	$1,315

Ratio of net expenses to average net assets	0.76%	0.75%	0.76%	0.80%	0.78%

Ratio of total expenses to average net assets	1.05%	1.05%	1.12%	1.18%	1.25%

Ratio of net investment income to average net assets	1.86%	1.69%	0.96%	0.62%	0.12%

Portfolio turnover rate(d)	20%	36%	38%	47%	14%

(a)	Calculated based on the average shares outstanding methodology.
(b)	Amount is less than $0.005 per share.
(c)

Assumes investment at the net asset value at the beginning of the year, reinvestment of all distributions, a complete redemption of the investment at the net asset value at the end of the year and no sales or redemption charges (if any). Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares.

(d)

The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

58	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS VARIABLE INSURANCE TRUST FUNDS

Notes to Financial Statements

December 31, 2019

1.    ORGANIZATION

Goldman Sachs Variable Insurance Trust (the “Trust” or “VIT”) is a Delaware statutory trust registered under the Investment Company Act of 1940, as amended (the “Act”), as an open-end management investment company. The following table lists those series of the Trust that are included in this report (collectively, the “Funds” or individually a “Fund”), along with their corresponding share classes and respective diversification status under the Act:

Fund	Share Classes Offered	Diversified/ Non-diversified
High Quality Floating Rate	Institutional, Service and Advisor	Diversified
Core Fixed Income and Growth Opportunities	Institutional and Service	Diversified
Equity Index	Service	Diversified

Shares of the Trust are offered to a separate account of participating life insurance companies for the purpose of funding variable annuity contracts and variable life insurance policies.

Goldman Sachs Asset Management, L.P. (“GSAM”), an affiliate of Goldman Sachs & Co. LLC (“Goldman Sachs”), serves as investment adviser to the Funds pursuant to management agreements (the “Agreements”) with the Trust.

The Growth Opportunities Fund processed a 4-for-1 reverse stock split effective at the close of business on May 17, 2019. The stock split had no impact on the overall value of a shareholder’s investment in the Fund.

2.    SIGNIFICANT ACCOUNTING POLICIES

The financial statements have been prepared in accordance with accounting principles generally accepted in the United States of America (“GAAP”) and require management to make estimates and assumptions that may affect the reported amounts and disclosures. Actual results may differ from those estimates and assumptions. Each Fund is an investment company under GAAP and follows the accounting and reporting guidance applicable to investment companies.

A.  Investment Valuation — The Funds’ valuation policy is to value investments at fair value.

B.  Investment Income and Investments — Investment income includes interest income, dividend income, and securities lending income, if any. Interest income is accrued daily and adjusted for amortization of premiums and accretion of discounts. Dividend income is recognized on ex-dividend date or, for certain foreign securities, as soon as such information is obtained subsequent to the ex-dividend date. Non-cash dividends, if any, are recorded at the fair market value of the securities received. Investment transactions are reflected on trade date. Realized gains and losses are calculated using identified cost. Investment transactions are recorded on the following business day for daily net asset value (“NAV”) calculations. Distributions received from the Funds’ investments in United States (“U.S.”) real estate investment trusts (“REITs”) may be characterized as ordinary income, net capital gain and/or a return of capital. A return of capital is recorded by the Funds as a reduction to the cost basis of the REIT.

For derivative contracts, realized gains and losses are recorded upon settlement of the contract. Upfront payments, if any, are made or received upon entering into a swap agreement and are reflected in the Statements of Assets and Liabilities. Upfront payments are recognized over the contract’s term/event as realized gains or losses, with the exception of forward starting swap contracts whose realized gains or losses are recognized from the effective start date. For securities with paydown provisions, principal payments received are treated as a proportionate reduction to the cost basis of the securities, and excess or shortfall amounts are recorded as income. For treasury inflation protected securities (“TIPS”), adjustments to principal due to inflation/deflation are reflected as increases/decreases to interest income with a corresponding adjustment to cost.

C.  Class Allocations and Expenses — Investment income, realized and unrealized gain (loss), if any, and non-class specific expenses of each Fund are allocated daily based upon the proportion of net assets of each class. Non-class specific expenses directly incurred by a Fund are charged to that Fund, while such expenses incurred by the Trust are allocated across the applicable Funds on a straight-line and/or pro-rata basis depending upon the nature of the expenses. Class-specific expenses, where applicable, are borne by the respective share classes and include Distribution and Service and Transfer Agency fees.

GOLDMAN SACHS VARIABLE INSURANCE TRUST FUNDS

Notes to Financial Statements (continued)

December 31, 2019

2.    SIGNIFICANT ACCOUNTING POLICIES (continued)

D.  Federal Taxes and Distributions to Shareholders — It is each Fund’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended (the “Code”), applicable to regulated investment companies and to distribute each year substantially all of its investment company taxable income and capital gains to its shareholders. Accordingly, each Fund is not required to make any provisions for the payment of federal income tax. Distributions to shareholders are recorded on the ex-dividend date. Income and capital gains distributions, if any, are declared and paid according to the following schedule:

Fund	Income Distributions Declared/Paid	Capital Gains Distributions Declared/Paid
Core Fixed Income and High Quality Floating Rate	Quarterly	Annually
Equity Index and Growth Opportunities	Annually	Annually

Net capital losses, if any, are carried forward to future fiscal years and may be used to the extent allowed by the Code to offset any future capital gains. Losses that are carried forward will retain their character as either short-term or long-term capital losses. Utilization of capital loss carryforwards will reduce the requirement of future capital gains distributions.

The characterization of distributions to shareholders for financial reporting purposes is determined in accordance with federal income tax rules, which may differ from GAAP. The source of each Fund’s distributions may be shown in the accompanying financial statements as either from distributable earnings or capital. Certain components of the Funds’ net assets on the Statements of Assets and Liabilities reflect permanent GAAP/tax differences based on the appropriate tax character.

E.  Foreign Currency Translation — The accounting records and reporting currency of a Fund are maintained in U.S. dollars. Assets and liabilities denominated in foreign currencies are translated into U.S. dollars using the current exchange rates at the close of each business day. The effect of changes in foreign currency exchange rates on investments is included within net realized and unrealized gain (loss) on investments. Changes in the value of other assets and liabilities as a result of fluctuations in foreign exchange rates are included in the Statements of Operations within net change in unrealized gain (loss) on foreign currency translation. Transactions denominated in foreign currencies are translated into U.S. dollars on the date the transaction occurred, the effects of which are included within net realized gain (loss) on foreign currency transactions.

F.  Commission Recapture — GSAM, on behalf of certain Funds, may direct portfolio trades, subject to seeking best execution, to various brokers who have agreed to rebate a portion of the commissions generated. Such rebates are made directly to a Fund as cash payments and are included in net realized gain (loss) from investments on the Statements of Operations.

3.    INVESTMENTS AND FAIR VALUE MEASUREMENTS

U.S. GAAP defines the fair value of a financial instrument as the amount that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date (i.e., the exit price); the Funds’ policy is to use the market approach. GAAP establishes a fair value hierarchy that prioritizes the inputs to valuation techniques used to measure fair value. The hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements). The levels used for classifying investments are not necessarily an indication of the risk associated with investing in these investments. The three levels of the fair value hierarchy are described below:

Level 1 — Unadjusted quoted prices in active markets that are accessible at the measurement date for identical, unrestricted assets or liabilities;

Level 2 — Quoted prices in markets that are not active or financial instruments for which significant inputs are observable (including, but not limited to, quoted prices for similar investments, interest rates, foreign exchange rates, volatility and credit spreads), either directly or indirectly;

Level 3 — Prices or valuations that require significant unobservable inputs (including GSAM’s assumptions in determining fair value measurement).

GOLDMAN SACHS VARIABLE INSURANCE TRUST FUNDS

3.    INVESTMENTS AND FAIR VALUE MEASUREMENTS (continued)

The Board of Trustees (“Trustees”) has approved Valuation Procedures that govern the valuation of the portfolio investments held by the Funds, including investments for which market quotations are not readily available. The Trustees have delegated to GSAM day-to-day responsibility for implementing and maintaining internal controls and procedures related to the valuation of the Funds’ investments. To assess the continuing appropriateness of pricing sources and methodologies, GSAM regularly performs price verification procedures and issues challenges as necessary to third party pricing vendors or brokers, and any differences are reviewed in accordance with the Valuation Procedures.

A.  Level 1 and Level 2 Fair Value Investments — The valuation techniques and significant inputs used in determining the fair values for investments classified as Level 1 and Level 2 are as follows:

Equity Securities — Equity securities traded on a U.S. securities exchange or the NASDAQ system, or those located on certain foreign exchanges, including but not limited to the Americas, are valued daily at their last sale price or official closing price on the principal exchange or system on which they are traded. If there is no sale or official closing price or such price is believed by GSAM to not represent fair value, equity securities may be valued at the closing bid price for long positions and at the closing ask price for short positions. To the extent these investments are actively traded, they are classified as Level 1 of the fair value hierarchy, otherwise they are generally classified as Level 2.

Unlisted equity securities for which market quotations are available are valued at the last sale price on the valuation date, or if no sale occurs, at the last bid price for long positions or the last ask price for short positions, and are generally classified as Level 2.

Money Market Funds — Investments in the Goldman Sachs Financial Square Government Fund (“Underlying Fund”) are valued at the NAV per share of the Institutional Share class on the day of valuation. These investments are generally classified as Level 1 of the fair value hierarchy. For information regarding the Underlying Fund’s accounting policies and investment holdings, please see the Underlying Fund’s shareholder report.

Debt Securities — Debt securities for which market quotations are readily available are valued daily on the basis of quotations supplied by dealers or an independent pricing service approved by the Trustees. The pricing services may use valuation models or matrix pricing, which consider: (i) yield or price with respect to bonds that are considered comparable in characteristics such as rating, interest rate and maturity date or (ii) quotations from securities dealers to determine current value. With the exception of treasury securities of G7 countries, which are generally classified as Level 1, these investments are generally classified as Level 2 of the fair value hierarchy.

i. Commercial Paper — Commercial paper normally represents short-term unsecured promissory notes issued in bearer form by banks or bank holding companies, corporations, finance companies and other issuers. Commercial paper consists of direct U.S. dollar-denominated obligations of domestic or foreign issuers. Asset-backed commercial paper is issued by a special purpose entity that is organized to issue the commercial paper and to purchase trade receivables or other financial assets.

ii. Mortgage-Backed and Asset-Backed Securities — Mortgage-backed securities represent direct or indirect participations in, or are collateralized by and payable from, mortgage loans secured by residential and/or commercial real estate property. Asset-backed securities include securities whose principal and interest payments are collateralized by pools of other assets or receivables. The value of certain mortgage-backed and asset-backed securities (including adjustable rate mortgage loans) may be particularly sensitive to changes in prevailing interest rates. The value of these securities may also fluctuate in response to the market’s perception of the creditworthiness of the issuers.

Asset-backed securities may present credit risks that are not presented by mortgage-backed securities because they generally do not have the benefit of a security interest in collateral that is comparable to mortgage assets. Some asset-backed securities may only have a subordinated claim on collateral.

GOLDMAN SACHS VARIABLE INSURANCE TRUST FUNDS

Notes to Financial Statements (continued)

December 31, 2019

3.    INVESTMENTS AND FAIR VALUE MEASUREMENTS (continued)

Stripped mortgage-backed securities are usually structured with two different classes: one that receives substantially all interest payments (interest-only, or “IO” and/or high coupon rate with relatively low principal amount, or “IOette”), and the other that receives substantially all principal payments (principal-only, or “PO”) from a pool of mortgage loans. Little to no principal will be received at the maturity of an IO; as a result, periodic adjustments are recorded to reduce the cost of the security until maturity. These adjustments are included in interest income.

iii. Mortgage Dollar Rolls — Mortgage dollar rolls are transactions whereby a Fund sells mortgage-backed-securities and simultaneously contracts with the same counterparty to repurchase similar securities on a specified future date. During the settlement period, a Fund will not be entitled to accrue interest and receive principal payments on the securities sold. The Funds account for mortgage dollar roll transactions as purchases and sales and realize gains and losses on these transactions.

iv. Treasury Inflation Protected Securities — TIPS are treasury securities in which the principal amount is adjusted daily to keep pace with inflation, as measured by the U.S. Consumer Pricing Index for Urban Consumers. The repayment of the original bond principal upon maturity is guaranteed by the full faith and credit of the U.S. Government.

v. When-Issued Securities and Forward Commitments — When-issued securities, including TBA (“To Be Announced”) securities, are securities that are authorized but not yet issued in the market and purchased in order to secure what is considered to be an advantageous price or yield to a Fund. A forward commitment involves entering into a contract to purchase or sell securities, typically on an extended settlement basis, for a fixed price at a future date. The purchase of securities on a when-issued or forward commitment basis involves a risk of loss if the value of the security to be purchased declines before the settlement date. Conversely, the sale of securities on a forward commitment basis involves the risk that the value of the securities sold may increase before the settlement date. Although a Fund will generally purchase securities on a when-issued or forward commitment basis with the intention of acquiring the securities for its portfolio, the Fund may dispose of when-issued securities or forward commitments prior to settlement, which may result in a realized gain or loss. For financial reporting purposes, cash collateral that has been pledged to cover obligations of a Fund and cash collateral received, if any, is reported separately on the Statements of Assets and Liabilities as receivables/payables for collateral on other investments. Non-cash collateral pledged by a Fund, if any, is noted in the Schedules of Investments.

Derivative Contracts — A derivative is an instrument whose value is derived from underlying assets, indices, reference rates or a combination of these factors. A Fund enters into derivative transactions to hedge against changes in interest rates, securities prices, and/or currency exchange rates, to increase total return, or to gain access to certain markets or attain exposure to other underliers. For financial reporting purposes, cash collateral that has been pledged to cover obligations of a Fund and cash collateral received, if any, is reported separately on the Statements of Assets and Liabilities as receivables/payables for collateral on certain derivatives contracts. Non-cash collateral pledged by a Fund, if any, is noted in the Schedules of Investments.

Exchange-traded derivatives, including futures and options contracts, are generally valued at the last sale or settlement price on the exchange where they are principally traded. Exchange-traded options without settlement prices are generally valued at the midpoint of the bid and ask prices on the exchange where they are principally traded (or, in the absence of two-way trading, at the last bid price for long positions and the last ask price for short positions). Exchange-traded derivatives typically fall within Level 1 of the fair value hierarchy. Over-the-counter (“OTC”) and centrally cleared derivatives are valued using market transactions and other market evidence, including market-based inputs to models, calibration to market-clearing transactions, broker or dealer quotations, or other alternative pricing sources. Where models are used, the selection of a particular model to value OTC and centrally cleared derivatives depends upon the contractual terms of, and specific risks inherent in, the instrument, as well as the availability of pricing information in the market. Valuation models require a variety of inputs, including contractual terms, market prices, yield curves, credit curves, measures of volatility, voluntary and involuntary prepayment rates, loss severity rates and correlations of such inputs. For OTC and centrally cleared derivatives that trade in liquid markets, model inputs can generally be verified and model selection does not involve significant management judgment. OTC and centrally cleared derivatives are classified within Level 2 of the fair value hierarchy when significant inputs are corroborated by market evidence.

GOLDMAN SACHS VARIABLE INSURANCE TRUST FUNDS

3.    INVESTMENTS AND FAIR VALUE MEASUREMENTS (continued)

i. Forward Contracts — A forward contract is a contract between two parties to buy or sell an asset at a specified price on a future date. A forward contract settlement can occur on a cash or delivery basis. Forward contracts are marked-to-market daily using independent vendor prices, and the change in value, if any, is recorded as an unrealized gain or loss. Cash and certain investments may be used to collateralize forward contracts.

A forward foreign currency exchange contract is a forward contract in which a Fund agrees to receive or deliver a fixed quantity of one currency for another, at a pre-determined price at a future date. All forward foreign currency exchange contracts are marked-to-market daily at the applicable forward rate. Non-deliverable forward foreign currency exchange contracts are settled with the counterparty in cash without the delivery of foreign currency.

ii. Futures Contracts — Futures contracts are contracts to buy or sell a standardized quantity of a specified commodity or security. Upon entering into a futures contract, a Fund deposits cash or securities in an account on behalf of the broker in an amount sufficient to meet the initial margin requirement. Subsequent payments are made or received by a Fund equal to the daily change in the contract value and are recorded as variation margin receivable or payable with a corresponding offset to unrealized gains or losses.

iii. Options — When a Fund writes call or put options, an amount equal to the premium received is recorded as a liability and is subsequently marked-to-market to reflect the current value of the option written. Swaptions are options on interest rate swap contracts or credit default swap contracts.

Upon the purchase of a call option or a put option by a Fund, the premium paid is recorded as an investment and subsequently marked-to-market to reflect the current value of the option. Certain options may be purchased with premiums to be determined on a future date. The premiums for these options are based upon implied volatility parameters at specified terms.

iv. Swap Contracts — Bilateral swap contracts are agreements in which a Fund and a counterparty agree to exchange periodic payments on a specified notional amount or make a net payment upon termination. Bilateral swap transactions are privately negotiated in the OTC market and payments are settled through direct payments between a Fund and the counterparty. By contrast, certain swap transactions are subject to mandatory central clearing. These swaps are executed through a derivatives clearing member (“DCM”), acting in an agency capacity, and submitted to a central counterparty (“CCP”) (“centrally cleared swaps”), in which case all payments are settled with the CCP through the DCM. Swaps are marked-to-market daily using pricing vendor quotations, counterparty or clearinghouse prices or model prices, and the change in value, if any, is recorded as an unrealized gain or loss. Upon entering into a swap contract, a Fund is required to satisfy an initial margin requirement by delivering cash or securities to the counterparty (or in some cases, segregated in a triparty account on behalf of the counterparty), which can be adjusted by any mark-to-market gains or losses pursuant to bilateral or centrally cleared arrangements. For centrally cleared swaps the daily change in valuation, if any, is recorded as a receivable or payable for variation margin.

An interest rate swap is an agreement that obligates two parties to exchange a series of cash flows at specified intervals, based upon or calculated by reference to changes in interest rates on a specified notional principal amount. The payment flows are usually netted against each other, with the difference being paid by one party to the other.

A credit default swap is an agreement that involves one party (the buyer of protection) making a stream of payments to another party (the seller of protection) in exchange for the right to receive protection on a reference security or obligation, including a group of assets or exposure to the performance of an index. A Fund’s investment in credit default swaps may involve greater risks than if the Fund had invested in the referenced obligation directly. Credit events are contract specific but may include bankruptcy, failure to pay, restructuring and obligation acceleration. If a Fund buys protection through a credit default swap and no credit event occurs, its payments are limited to the periodic payments previously made to the counterparty. Upon the occurrence of a specified credit event, a Fund, as a buyer of credit protection, is entitled to receive an amount equal to the notional amount of the swap and deliver to the seller the defaulted reference obligation in a physically settled trade. A Fund may also receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap reduced by the recovery value of the reference obligation in a cash settled trade.

GOLDMAN SACHS VARIABLE INSURANCE TRUST FUNDS

Notes to Financial Statements (continued)

December 31, 2019

3.    INVESTMENTS AND FAIR VALUE MEASUREMENTS (continued)

As a seller of protection, a Fund generally receives a payment stream throughout the term of the swap, provided that there is no credit event. In addition, if a Fund sells protection through a credit default swap, a Fund could suffer a loss because the value of the referenced obligation and the premium payments received may be less than the notional amount of the swap paid to the buyer of protection. Upon the occurrence of a specified credit event, a Fund, as a seller of credit protection, may be required to take possession of the defaulted reference obligation and pay the buyer an amount equal to the notional amount of the swap in a physically settled trade. A Fund may also pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap reduced by the recovery value of the reference obligation in a cash settled trade. Recovery values are at times established through the credit event auction process in which market participants are ensured that a transparent price has been set for the defaulted security or obligation. In addition, a Fund is entitled to a return of any assets, which have been pledged as collateral to the counterparty upon settlement.

The maximum potential amount of future payments (undiscounted) that a Fund as seller of protection could be required to make under a credit default swap would be an amount equal to the notional amount of the agreement. These potential amounts would be partially offset by any recovery values of the respective referenced obligations or net amounts received from a settlement of a credit default swap for the same reference security or obligation where a Fund bought credit protection.

B.  Level 3 Fair Value Investments — To the extent that significant inputs to valuation models and other alternative pricing sources are unobservable, or if quotations are not readily available, or if GSAM believes that such quotations do not accurately reflect fair value, the fair value of a Fund’s investments may be determined under Valuation Procedures approved by the Trustees. GSAM, consistent with its procedures and applicable regulatory guidance, may make an adjustment to the most recent valuation prices of either domestic or foreign securities in light of significant events to reflect what it believes to be the fair value of the securities at the time of determining a Fund’s NAV. To the extent investments are valued using single source broker quotations obtained directly from the broker or passed through from third party pricing vendors, such investments are classified as Level 3 investments.

C.  Fair Value Hierarchy — The following is a summary of the Funds’ investments and derivatives classified in the fair value hierarchy as of December 31, 2019:

CORE FIXED INCOME
Investment Type	Level 1	Level 2	Level 3

Assets
Fixed Income
Corporate Bonds	$—	$19,704,698	$—
Mortgage-Backed Securities	—	26,354,235	—
Collateralized Mortgage Obligations	—	719,195	—
Commercial Mortgage-Backed Securities	—	189,461	—
U.S. Treasury Obligations and/or Other U.S. Government Agencies	9,925,956	1,045,743	—
Asset-Backed Securities	—	2,120,456	—
Foreign Government Securities	—	1,168,542	—
Municipal Bonds	—	699,680	—
Investment Company	1,647,077	—	—

Total	$11,573,033	$52,002,010	$—

Liabilities
Fixed Income
Mortgage-Backed Obligations — Forward Sales Contracts	$—	$(2,114,687)	$—

GOLDMAN SACHS VARIABLE INSURANCE TRUST FUNDS

3.    INVESTMENTS AND FAIR VALUE MEASUREMENTS (continued)

CORE FIXED INCOME (continued)
Derivative Type	Level 1	Level 2	Level 3

Assets
Forward Foreign Currency Exchange Contracts(a)	$—	$97,692	$—
Futures Contracts(a)	30,933	—	—
Credit Default Swap Contracts(a)	—	47,237	—
Interest Rate Swap Contracts(a)	—	15,551	—
Purchased Options Contracts	—	500	—

Total	$30,933	$160,980	$—

Liabilities
Forward Foreign Currency Exchange Contracts(a)	$—	$(136,431)	$—
Futures Contracts(a)	(197,359)	—	—
Interest Rate Swap Contracts(a)	—	(12,945)	—
Written Options Contracts	—	(38,972)	—

Total	$(197,359)	$(188,348)	$—

EQUITY INDEX
Investment Type	Level 1	Level 2	Level 3

Assets
Common Stock and/or Other Equity Investments(b)
Europe	$823,900	$—	$—
North America	177,678,796	—	—

Total	$178,502,696	$—	$—

Derivative Type

Assets(a)
Futures Contracts	$21,172	$—	$—

GROWTH OPPORTUNITIES
Investment Type	Level 1	Level 2	Level 3

Assets
Common Stock and/or Other Equity Investments(b)
Asia	$208,168	$—	$—
North America	71,763,736	—	—
South America	413,512	—	—
Investment Company	998,484	—	—
Securities Lending Reinvestment Vehicle	809,324	—	—

Total	$74,193,224	$—	$—

(a)	Amount shown represents unrealized gain (loss) at fiscal year end.
(b)

Amounts are disclosed by continent to highlight the impact of time zone differences between local market close and the calculation of NAV. Security valuations are based on the principal exchange or system on which they are traded, which may differ from country of domicile.

GOLDMAN SACHS VARIABLE INSURANCE TRUST FUNDS

Notes to Financial Statements (continued)

December 31, 2019

3.    INVESTMENTS AND FAIR VALUE MEASUREMENTS (continued)

HIGH QUALITY FLOATING RATE
Investment Type	Level 1	Level 2	Level 3

Assets
Fixed Income
U.S. Treasury Obligations and/or Other U.S. Government Agencies	$23,043,827	$2,000,205	$—
Mortgage-Backed Securities	—	2,210,761	—
Collateralized Mortgage Obligations	—	17,150,170	—
Commercial Mortgage-Backed Security	—	221,593	—
Asset-Backed Securities	—	28,797,785	—
Municipal Bond	—	94,673	—
Supranational	—	2,531,846	—
Investment Company	3,128,385	—	—
Short Term Investment	—	696,237	—

Total	$26,172,212	$53,703,270	$—

Derivative Type

Assets(a)
Futures Contracts	$50,323	$—	$—

Liabilities(a)
Interest Rate Swap Contract	$—	$(9)	$—

(a)	Amount shown represents unrealized gain (loss) at fiscal year end.

For further information regarding security characteristics, see the Schedules of Investments.

4.    INVESTMENTS IN DERIVATIVES

The following tables set forth, by certain risk types, the gross value of derivative contracts (not considered to be hedging instruments for accounting disclosure purposes) as of December 31, 2019. These instruments were used as part of the Funds’ investment strategies and to obtain and/or manage exposure related to the risks below. The values in the tables below exclude the effects of cash collateral received or posted pursuant to these derivative contracts, and therefore are not representative of the Funds’ net exposure.

Core Fixed Income

Risk	Statements of Assets and Liabilities	Assets		Statements of Assets and Liabilities	Liabilities
Interest Rate	Purchased options at value, variation margin on futures and swaps contracts	$46,984	(a)	Written options at value, variation margin on futures and swaps contracts	$(249,276)	(a)
Credit	Variation margin on Swap contracts	47,237	(a)	—	—
Currency	Receivables for unrealized gain on forward foreign currency exchange contracts	97,692		Payable for unrealized loss on forward foreign currency exchange contracts	(136,431)

Total		$191,913			$(385,707)

(a)

Includes unrealized gain (loss) on futures contracts and centrally cleared swap contracts described in the Additional Investment Information sections of the Schedules of Investments. Only the variation margin as of December 31, 2019 is reported within the Statements of Assets and Liabilities.

GOLDMAN SACHS VARIABLE INSURANCE TRUST FUNDS

4.    INVESTMENTS IN DERIVATIVES (continued)

Fund	Risk	Statements of Assets and Liabilities	Assets(a)	Statements of Assets and Liabilities	Liabilities(a)
Equity Index	Equity	Variation margin on futures contracts	$21,172	—	$—

High Quality Floating Rate	Interest Rate	Variation margin on futures contracts	50,323	Variation margin on swap contracts	(9)

(a)

Includes unrealized gain (loss) on futures contracts and centrally cleared swap contracts described in the Additional Investment Information sections of the Schedules of Investments. Only the variation margin as of December 31, 2019 is reported within the Statements of Assets and Liabilities.

The following tables set forth, by certain risk types, the Funds’ gains (losses) related to these derivatives and their indicative volumes for the fiscal year ended December 31, 2019. These gains (losses) should be considered in the context that these derivative contracts may have been executed to create investment opportunities and/or economically hedge certain investments, and accordingly, certain gains (losses) on such derivative contracts may offset certain (losses) gains attributable to investments. These gains (losses) are included in “Net realized gain (loss)” or “Net change in unrealized gain (loss)” on the Statements of Operations:

Core Fixed Income

Risk	Statements of Operations	Net Realized Gain (Loss)	Net Change in Unrealized Gain (Loss)	Average Number of Contracts(a)
Interest Rate	Net realized gain (loss) from futures contracts, purchased options and swap contracts/Net change in unrealized gain (loss) on futures contracts, purchased options, written options and swap contracts	$432,366	$(171,120)	173
Credit	Net realized gain (loss) from swap contracts/Net change in unrealized gain (loss) on swap contracts	34,261	71,066	8
Currency	Net realized gain (loss) from forward foreign currency exchange contracts/Net change in unrealized gain (loss) on forward foreign currency exchange contracts	10,742	(29,414)	237

Total		$477,369	$(129,468)	418

Equity Index

Risk	Statements of Operations	Net Realized Gain (Loss)	Net Change in Unrealized Gain (Loss)	Average Number of Contracts(a)

Equity	Net realized gain (loss) from futures contracts/Net change in unrealized gain (loss) on futures contracts	$213,797	$70,365	8

High Quality Floating Rate

Risk	Statements of Operations	Net Realized Gain (Loss)	Net Change in Unrealized Gain (Loss)	Average Number of Contracts(a)

Interest Rate	Net realized gain (loss) from futures contracts and swap contracts/Net change in unrealized gain (loss) on futures contracts and swap contracts	$(179,857)	$118,911	37

(a)	Average number of contracts is based on the average of month end balances for the fiscal yaer ended December 31, 2019.

GOLDMAN SACHS VARIABLE INSURANCE TRUST FUNDS

Notes to Financial Statements (continued)

December 31, 2019

5.    AGREEMENTS AND AFFILIATED TRANSACTIONS

A.  Management Agreements — Under the Agreements, GSAM manages the Funds, subject to the general supervision of the Trustees.

As compensation for the services rendered pursuant to the Agreements, the assumption of the expenses related thereto and administration of the Funds’ business affairs, including providing facilities, GSAM is entitled to a management fee, accrued daily and paid monthly, equal to an annual percentage rate of each Fund’s average daily net assets.

For the fiscal year ended December 31, 2019, contractual and effective net management fees with GSAM were at the following rates:

	Contractual Management Rate						Effective Net Management Rate^
Fund	First $1 billion	Next $1 billion	Next $3 billion	Next $3 billion	Over $8 billion	Effective Rate
Core Fixed Income	0.40%	0.36%	0.34%	0.33%	0.32%	0.40%	0.38%
Growth Opportunities	0.87	0.87	0.78	0.74	0.73	0.87	0.83	*
High Quality Floating Rate	0.31	0.28	0.27	0.26	0.25	0.31	0.30

^

Effective Net Management Rate includes the impact of management fee waivers of affiliated Underlying Funds, if any. The Effective Net Management Rate may not correlate to the Contractual Management Rate as a result of management fee waivers that may be in effect from time to time.

*

GSAM agreed to waive a portion of its management fee in order to achieve net management rate, as defined in the Fund’s most recent prospectuses. This waiver will be effective through at least April 30, 2020, and prior to such date GSAM may not terminate the arrangement without approval of the Trustees.

The Core Fixed Income, Growth Opportunities and High Quality Floating Rate Funds invest in Institutional Shares of the Goldman Sachs Financial Square Government Fund, which is an affiliated Underlying Fund. GSAM has agreed to waive a portion of its management fee payable by the Funds in an amount equal to the management fee it earns as an investment adviser to the affiliated Underlying Fund in which the Funds invest, except those management fees it earns from the Growth Opportunities Fund’s investments of cash collateral received in connection with securities lending transactions in the Goldman Sachs Financial Square Government Fund. For the fiscal year ended December 31, 2019, GSAM waived $6,726, $2,533 and $10,083 of the Core Fixed Income, Growth Opportunities and High Quality Floating Rate Funds’ management fees, respectively.

The Agreement for the Equity Index Fund provides for a contractual management fee at an annual rate equal to 0.30% of the Fund’s average daily net assets. For the fiscal year ended December 31, 2019, GSAM agreed to waive a portion of its management fee in order to achieve the following effective annual rates which will remain in effect through at least April 30, 2020 and prior to such date GSAM may not terminate the arrangement without the approval of the Trustees:

Net Management Rate
Fund	$0-$400 million	Over $400 million	Effective Rate
Equity Index	0.21%	0.20%	0.21%

As authorized by the Agreement for the Equity Index Fund, GSAM has entered into a Sub-advisory Agreement with SSgA Funds Management, Inc. (“SSgA”) which serves as the sub-adviser to the Fund and provides the day-to-day advice regarding the Fund’s portfolio transactions. As compensation for its services, SSgA is entitled to a fee, accrued daily and paid monthly by GSAM, at the following annual rates of the Fund’s average daily net assets: 0.03% on the first $50 million, 0.02% on the next $200 million, 0.01% on the next $750 million and 0.008% over $1 billion. The effective Sub-advisory fee was 0.02% for the fiscal year ended December 31, 2019.

B.  Distribution and/or Service (12b-1) Plans — The Trust, on behalf of Service Shares of each applicable Fund, has adopted a Distribution and Service Plan subject to Rule 12b-1 under the Act. Under the Distribution and Service Plan, Goldman Sachs, which serves as distributor (the “Distributor”), is entitled to a fee accrued daily and paid monthly, for distribution services and personal and account maintenance services, which may then be paid by Goldman Sachs to authorized dealers, equal to, on an annual basis, 0.25% of the Fund’s average daily net assets attributable to Service Shares. For the fiscal year ended December 31, 2019 for the

GOLDMAN SACHS VARIABLE INSURANCE TRUST FUNDS

5.    AGREEMENTS AND AFFILIATED TRANSACTIONS (continued)

Growth Opportunities Fund, Goldman Sachs agreed to waive distribution and services fees so as not to exceed an annual rate of 0.16% of average daily net assets of the Fund. This distribution and service fee waiver will remain in place through at least April 30, 2020, and prior to such date Goldman Sachs may not terminate the arrangement without the approval of the Trustees.

The Trust, on behalf of Advisor Shares of the High Quality Floating Rate Fund, has adopted a Distribution Plan subject to Rule 12b-1 under the Act. Under the Distribution Plan, Goldman Sachs as Distributor is entitled to a fee accrued daily and paid monthly for distribution services, which may then be paid by Goldman Sachs to authorized dealers, equal to, on an annual basis, 0.15% of the Fund’s average daily net assets attributable to Advisor Shares.

C.  Service Plans — The Trust, on behalf of Advisor Shares of the High Quality Floating Rate Fund, has adopted a Service Plan to allow Advisor Shares to compensate service organizations (including Goldman Sachs) for providing varying levels of personal and account maintenance and administration services to their customers who are beneficial owners of such shares. The Service Plan provides for compensation to the service organizations equal to 0.25% of the average daily net assets attributable to Advisor Shares of the Fund.

D.  Transfer Agency Agreement — Goldman Sachs also serves as the transfer agent of the Funds for a fee pursuant to the Transfer Agency Agreement. The fees charged for such transfer agency services are accrued daily and paid monthly at an annual rate of 0.02% of the average daily net assets of Institutional, Service and Advisor Shares.

E.  Other Expense Agreements and Affiliated Transactions — GSAM has agreed to reduce or limit certain “Other Expenses” of the Funds (excluding acquired fund fees and expenses, transfer agency fees and expenses, service fees and shareholder administration fees (as applicable), taxes, interest, brokerage fees, expenses of shareholder meetings, litigation and indemnification, and extraordinary expenses) to the extent such expenses exceed, on an annual basis, a percentage rate of the average daily net assets of each Fund. Such Other Expense reimbursements, if any, are accrued daily and paid monthly. In addition, the Funds are not obligated to reimburse GSAM for prior fiscal year expense reimbursements, if any. The Other Expense limitations as an annual percentage rate of average daily net assets for the Core Fixed Income, Equity Index, Growth Opportunities and High Quality Floating Rate Funds are 0.004%, 0.004%, 0.004% and 0.034%, respectively. These Other Expense limitations will remain in place through at least April 30, 2020, and prior to such date GSAM may not terminate the arrangements without the approval of the Trustees. In addition, the Funds have entered into certain offset arrangements with the custodian and the transfer agent, which may result in a reduction of the Funds’ expenses and are received irrespective of the application of the “Other Expense” limitations described above.

For the fiscal year ended December 31, 2019, these expense reductions, including any fee waivers and Other Expense reimbursements, were as follows:

Fund	Management Fee Waiver	Distribution and Service Fee Waiver	Custody Fee Credits	Other Expense Reimbursement	Total Expense Reductions
Core Fixed Income	$6,726	$—	$2,151	$280,552	$289,429
Equity Index	153,505	—	2,331	327,432	483,268
Growth Opportunities	31,230	64,498	920	238,260	334,908
High Quality Floating Rate	10,083	—	3,761	219,873	233,717

F.  Line of Credit Facility — As of December 31, 2019, the Funds participated in a $580,000,000 committed, unsecured revolving line of credit facility (the “facility”) together with other funds of the Trust and certain registered investment companies having management agreements with GSAM or its affiliates. This facility is to be used for temporary emergency purposes, or to allow for an orderly liquidation of securities to meet redemption requests. The interest rate on borrowings is based on the federal funds rate. The facility also requires a fee to be paid by the Funds based on the amount of the commitment that has not been

GOLDMAN SACHS VARIABLE INSURANCE TRUST FUNDS

Notes to Financial Statements (continued)

December 31, 2019

5.    AGREEMENTS AND AFFILIATED TRANSACTIONS (continued)

utilized. For the fiscal year ended December 31, 2019, the Funds did not have any borrowings under the facility. Prior to April 30, 2019 the facility was $770,000,000.

G.  Other Transactions with Affiliates — For the fiscal year ended December 31, 2019, Goldman Sachs earned $538 in brokerage commissions from portfolio transactions, including futures transactions executed with Goldman Sachs as the Futures Commission Merchant, on behalf of the Growth Opportunities Fund.

The following table provides information about the investment in shares of issuers of which a Fund is an affiliate as of and for the fiscal year ended December 31, 2019:

Fund	Name of Affiliated Issuer	Beginning Value as of December 31, 2018	Purchases at Cost	Proceeds from Sales	Net Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Ending Value as of December 31, 2019	Shares as of December 31, 2019	Dividend Income from Affiliated Issuer

Equity Index	Goldman Sachs Group, Inc. (The)	$421,300	$—	$(77,902)	$33,245	$116,327	$492,970	2,144	$9,700

The following table provides information about the Funds’ investment in the Goldman Sachs Financial Square Government Fund as of and for the fiscal year ended December 31, 2019:

Fund	Beginning Value as of December 31, 2018	Purchases at Cost	Proceeds from Sales	Ending Value as of December 31, 2019	Shares as of December 31, 2019	Dividend Income from Affiliated Investment Company
Core Fixed Income	$275,823	$39,910,308	$(38,539,054)	$1,647,077	1,647,077	$88,791
Growth Opportunities	1,640,990	31,543,134	(32,185,640)	998,484	998,484	31,876
High Quality Floating Rate	9,734,004	22,753,595	(29,359,214)	3,128,385	3,128,385	139,606

As of December 31, 2019, The Goldman Sachs Group, Inc. was the beneficial owner of approximately 56% of the Institutional Shares of the Growth Opportunities Fund.

6.    PORTFOLIO SECURITIES TRANSACTIONS

The cost of purchases and proceeds from sales and maturities of long-term securities for the fiscal year ended December 31, 2019, were as follows:

Fund	Purchases of U.S. Government and Agency Obligations	Purchases (Excluding U.S. Government and Agency Obligations)	Sales and Maturities of U.S. Government and Agency Obligations	Sales and Maturities (Excluding U.S. Government and Agency Obligations)
Core Fixed Income	$283,117,003	$10,893,773	$286,862,188	$9,021,430
Equity Index	—	4,582,587	—	22,759,896
Growth Opportunities	—	52,362,565	—	57,983,655
High Quality Floating Rate	14,180,289	6,361,436	6,211,450	8,604,770

GOLDMAN SACHS VARIABLE INSURANCE TRUST FUNDS

7.    SECURITIES LENDING

The Growth Opportunities Fund may lend its securities through a securities lending agent, the Bank of New York Mellon (“BNYM”), to certain qualified borrowers. Pursuant to exemptive relief granted by the Securities and Exchange Commission (“SEC”) and the terms and conditions contained therein, the Equity Index Fund may lend its securities through a securities lending agent, Goldman Sachs Agency Lending (“GSAL”), a wholly-owned subsidiary of Goldman Sachs, to certain qualified borrowers including Goldman Sachs and affiliates. In accordance with the Funds’ securities lending procedures, the Funds receive cash collateral at least equal to the market value of the securities on loan. The market value of the loaned securities is determined at the close of business of the Funds, at their last sale price or official closing price on the principal exchange or system on which they are traded, and any additional required collateral is delivered to the Funds on the next business day. As with other extensions of credit, the Funds may experience delay in the recovery of their securities or incur a loss should the borrower of the securities breach its agreement with the Funds or become insolvent at a time when the collateral is insufficient to cover the cost of repurchasing securities on loan. Dividend income received from securities on loan may not be subject to withholding taxes and therefore withholding taxes paid may differ from the amounts listed in the Statements of Operations. Loans of securities are terminable at any time and as such 1) the remaining contractual maturities of the outstanding securities lending transactions are considered to be overnight and continuous and 2) the borrower, after notice, is required to return borrowed securities within the standard time period for settlement of securities transactions.

The Equity Index and Growth Opportunities Funds invest the cash collateral received in connection with securities lending transactions in the Goldman Sachs Financial Square Government Fund (“Government Money Market Fund”), an affiliated series of the Goldman Sachs Trust. The Government Money Market Fund is registered under the Act as an open end investment company, is subject to Rule 2a-7 under the Act, and is managed by GSAM, for which GSAM may receive a management fee of up to 0.16% on an annualized basis of the average daily net assets of the Government Money Market Fund.

In the event of a default by a borrower with respect to any loan, GSAL will and BNYM may exercise any and all remedies provided under the applicable borrower agreement to make the Funds whole. These remedies include purchasing replacement securities by applying the collateral held from the defaulting broker against the purchase cost of the replacement securities. If GSAL or BNYM are unable to purchase replacement securities, GSAL and/or BNYM will indemnify the Funds by paying the Funds an amount equal to the market value of the securities loaned minus the value of cash collateral received from the borrower for the loan, subject to an exclusion for any shortfalls resulting from a loss of value in such cash collateral due to reinvestment risk. The Funds’ master netting agreements with certain borrowers provide the right, in the event of a default (including bankruptcy or insolvency), for the non-defaulting party to liquidate the collateral and calculate net exposure to the defaulting party or request additional collateral. However, in the event of a default by a borrower, a resolution authority could determine that such rights are not enforceable due to the restrictions or prohibitions against the right of set-off that may be imposed in accordance with a particular jurisdiction’s bankruptcy or insolvency laws. The Funds’ loaned securities were all subject to enforceable Securities Lending Agreements and the value of the collateral was at least equal to the value of the cash received. The amounts of the Funds’ overnight and continuous agreements, which represent the gross amounts of recognized liabilities for securities lending transactions outstanding as of December 31, 2019 are disclosed as “Payable upon return of securities loaned” on the Statements of Assets and Liabilities, where applicable. The Equity Index Fund did not have securities on loan as of December 31, 2019.

Each of the Equity Index and Growth Opportunities Funds and GSAL and BNYM received compensation relating to the lending of the Funds’ securities. The amounts earned, if any, by the Funds for the fiscal year ended December 31, 2019, are reported under Investment Income on the Statements of Operations.

The table below details securities lending activity with affiliates of Goldman Sachs:

	For the Fiscal Year ended December 31, 2019
Fund	Earnings of GSAL Relating to Securities Loaned	Amount Received by the Fund from Lending to Goldman Sachs	Amount Payable to Goldman Sachs Upon Return of Securities Loaned as of December 31, 2019
Equity Index	$3	$8	$—

GOLDMAN SACHS VARIABLE INSURANCE TRUST FUNDS

Notes to Financial Statements (continued)

December 31, 2019

7.    SECURITIES LENDING (continued)

The following table provides information about the Fund’s investment in the Government Money Market Fund for the fiscal year ended December 31, 2019:

Fund	Beginning Value as of December 31, 2018	Purchases at Cost	Proceeds from Sales	Ending Value as of December 31, 2019
Equity Index	$—	$379,475	$(379,475)	$—
Growth Opportunities	193,706	15,616,961	(15,001,343)	809,324

8.    TAX INFORMATION

The tax character of distributions paid during the fiscal year ended December 31, 2019 was as follows:

	Core Fixed Income	Equity Index	Growth Opportunities	High Quality Floating Rate
Distributions paid from:
Ordinary income	$1,135,215	$2,490,452	$1,337,526	$1,703,004
Net long-term capital gains	—	10,537,849	12,740,950	—
Total taxable distributions	$1,135,215	$13,028,301	$14,078,476	$1,703,004

The tax character of distributions paid during the fiscal year ended December 31, 2018 was as follows:

	Core Fixed Income	Equity Index	Growth Opportunities	High Quality Floating Rate
Distributions paid from:
Ordinary income	$1,255,866	$2,726,622	$5,004,305	$1,444,361
Net long-term capital gains	—	10,920,309	34,358,813	—
Total taxable distributions	$1,255,866	$13,646,931	$39,363,118	$1,444,361

As of December 31, 2019, the components of accumulated earnings (losses) on a tax-basis were as follows:

	Core Fixed Income	Equity Index	Growth Opportunities	High Quality Floating Rate
Undistributed ordinary income — net	$128,707	$179,918	$54,692	$161,125
Undistributed long-term capital gains	—	2,129,419	1,121,066	—
Total undistributed earnings	$128,707	$2,309,337	$1,175,758	$161,125
Capital loss carryforwards:(1)
Perpetual short-term	$(217,758)	$—	$—	$(207,284)
Perpetual long-term	(952,197)	—	—	(1,077,184)
Total capital loss carryforwards	$(1,169,955)	$—	$—	$(1,284,468)
Timing differences (Real Estate Investment Trusts, late year ordinary loss deferral, post October loss deferral, and straddle loss deferrals)	$(298,115)	$3,196	$(393,155)	$(60,087)
Unrealized gains (losses) — net	1,268,632	115,885,815	17,635,284	(29,584)
Total accumulated earnings (losses) — net	$(70,731)	$118,198,348	$18,417,887	$(1,213,014)

(1)	The Core Fixed Income Fund utilized $1,038,021 of capital losses in the current year.

GOLDMAN SACHS VARIABLE INSURANCE TRUST FUNDS

8.    TAX INFORMATION (continued)

As of December 31, 2019, the Funds’ aggregate security unrealized gains and losses based on cost for U.S. federal income tax purposes were as follows:

	Core Fixed Income	Equity Index	Growth Opportunities	High Quality Floating Rate
Tax cost	$62,154,121	$62,577,272	$56,557,940	$79,955,380
Gross unrealized gain	1,695,932	118,385,679	18,731,461	176,565
Gross unrealized loss	(427,300)	(2,499,864)	(1,096,177)	(206,149)
Net unrealized security gain (loss)	$1,268,632	$115,885,815	$17,635,284	$(29,584)

The difference between GAAP-basis and tax-basis unrealized gains (losses) is attributable primarily to wash sales, net mark to market gains (losses) on regulated futures and foreign currency contracts, and differences in the tax treatment of underlying fund investments, real estate investment trust investments, partnership investments and swap transactions.

The Equity Index Fund reclassified $39,012 from paid in capital to distributable earnings for the year ending December 31, 2019. In order to present certain components of the Fund’s capital accounts on a tax-basis, certain reclassifications have been recorded to the Fund’s accounts. These reclassifications have no impact on the net asset value of the Fund and result primarily from differences in the tax treatment of underlying fund investments.

GSAM has reviewed the Funds’ tax positions for all open tax years (the current and prior three years, as applicable) and has concluded that no provision for income tax is required in the Funds’ financial statements. Such open tax years remain subject to examination and adjustment by tax authorities.

9.    OTHER RISKS

The Funds’ risks include, but are not limited to, the following:

Derivatives Risk — The Funds’ use of derivatives may result in loss. Derivative instruments, which may pose risks in addition to and greater than those associated with investing directly in securities, currencies or other instruments, may be illiquid or less liquid, volatile, difficult to price and leveraged so that small changes in the value of the underlying instruments may produce disproportionate losses to the Funds. Derivatives are also subject to counterparty risk, which is the risk that the other party in the transaction will not fulfill its contractual obligation. The use of derivatives is a highly specialized activity that involves investment techniques and risks different from those associated with investments in more traditional securities and instruments. Losses from derivatives can also result from a lack of correlation between changes in the value of derivative instruments and the portfolio assets (if any) being hedged.

Floating and Variable Rate Obligations Risk — For floating and variable rate obligations, there may be a lag between an actual change in the underlying interest rate benchmark and the reset time for an interest payment of such an obligation, which could harm or benefit a Fund, depending on the interest rate environment or other circumstances.

Certain floating and variable rate obligations have an interest rate floor feature, which prevents the interest rate payable by the security from dropping below a specific level as compared to a reference interest rate (the “reference rate”), such as LIBOR. In 2017, the United Kingdom’s Financial Conduct Authority (“FCA”) warned that LIBOR may cease to be available or appropriate for use by 2021. The unavailability or replacement of LIBOR may affect the value, liquidity or return on certain Fund investments and may result in costs incurred in connection with closing out positions and entering into new trades. Any pricing adjustments to a Fund’s investments resulting from a substitute reference rate may also adversely affect a Fund’s performance and/or NAV.

Interest Rate Risk — When interest rates increase, fixed income securities or instruments held by a Fund will generally decline in value. Long-term fixed income securities or instruments will normally have more price volatility because of this risk than short-term fixed income securities or instruments. The risks associated with changing interest rates may have unpredictable effects on the

GOLDMAN SACHS VARIABLE INSURANCE TRUST FUNDS

Notes to Financial Statements (continued)

December 31, 2019

9.    OTHER RISKS (continued)

markets and a Fund’s investments. Fluctuations in interest rates may also affect the liquidity of fixed income securities and instruments held by the Funds.

Investments in Other Investment Companies Risk — As a shareholder of another investment company, a Fund will indirectly bear its proportionate share of any net management fees and other expenses paid by such other investment companies, in addition to the fees and expenses regularly borne by the Fund.

Large Shareholder Transactions Risk — A Fund may experience adverse effects when certain large shareholders, such as other funds, participating insurance companies, accounts and Goldman Sachs affiliates, purchase or redeem large amounts of shares of the Fund. Such large shareholder redemptions, which may occur rapidly or unexpectedly, may cause a Fund to sell portfolio securities at times when it would not otherwise do so, which may negatively impact a Fund’s NAV and liquidity. These transactions may also accelerate the realization of taxable income to shareholders if such sales of investments resulted in gains, and may also increase transaction costs. In addition, a large redemption could result in a Fund’s current expenses being allocated over a smaller asset base, leading to an increase in the Fund’s expense ratio. Similarly, large Fund share purchases may adversely affect a Fund’s performance to the extent that the Fund is delayed in investing new cash or otherwise maintains a larger cash position than it ordinarily would.

Liquidity Risk — A Fund may make investments that are illiquid or that may become less liquid in response to market developments or adverse investor perceptions. Illiquid investments may be more difficult to value. Liquidity risk may also refer to the risk that a Fund will not be able to pay redemption proceeds within the allowable time period or without significant dilution to remaining investors’ interests because of unusual market conditions, an unusually high volume of redemption requests, or other reasons. To meet redemption requests, a Fund may be forced to sell investments at an unfavorable time and/or under unfavorable conditions. If a Fund is forced to sell securities at an unfavorable time and/or under unfavorable conditions, such sales may adversely affect the Fund’s NAV and dilute remaining investors’ interests. Liquidity risk may be the result of, among other things, the reduced number and capacity of traditional market participants to make a market in fixed income securities or the lack of an active market. The potential for liquidity risk may be magnified by a rising interest rate environment or other circumstances where investor redemptions from fixed income mutual funds may be higher than normal, potentially causing increased supply in the market due to selling activity. Redemptions by large shareholders may have a negative impact on a Fund’s liquidity.

Market and Credit Risks — In the normal course of business, a Fund trades financial instruments and enters into financial transactions where risk of potential loss exists due to changes in the market (market risk). Additionally, a Fund may also be exposed to credit risk in the event that an issuer or guarantor fails to perform or that an institution or entity with which the Fund has unsettled or open transactions defaults.

10.    INDEMNIFICATIONS

Under the Trust’s organizational documents, its Trustees, officers, employees and agents are indemnified, to the extent permitted by the Act and state law, against certain liabilities that may arise out of performance of their duties to the Funds. Additionally, in the course of business, the Funds enter into contracts that contain a variety of indemnification clauses. The Funds’ maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Funds that have not yet occurred. However, GSAM believes the risk of loss under these arrangements to be remote.

11.    OTHER MATTERS

On November 5, 2019, a definitive proxy statement (“proxy”) was filed with the SEC to elect certain Trustees to the Trust. The Funds will bear their respective share of the proxy, shareholder meeting and other related costs and GSAM has agreed to reimburse each Fund to the extent such expenses exceed a specified percentage of the Fund’s net assets.

GOLDMAN SACHS VARIABLE INSURANCE TRUST FUNDS

11.    OTHER MATTERS (continued)

The Funds have adopted Financial Accounting Standards Board Accounting Standards Update 2017-08 to amend the amortization period for certain purchased callable debt securities held at a premium. Under the new standard, the Funds have changed the amortization period for the premium on certain purchased callable debt securities with non-contingent call features to the earliest call date. In accordance with the transition provisions of the standard, the Funds applied the amendments on a modified retrospective basis beginning with the fiscal period ended December 31, 2019. This change in accounting policy has been made to comply with the newly issued accounting standard and had no impact on total distributable earnings (loss) or the net asset value of the Funds. Upon evaluation, GSAM has concluded that the change in accounting principle does not materially impact the financial statement amounts.

12.    SUBSEQUENT EVENTS

Subsequent events after the Statements of Assets and Liabilities date other than above have been evaluated, and GSAM has concluded that there is no impact requiring adjustment or disclosure in the financial statements.

13.    SUMMARY OF SHARE TRANSACTIONS

Share activity is as follows:

	Core Fixed Income Fund
	For the Fiscal Year Ended December 31, 2019		For the Fiscal Year Ended December 31, 2018
	Shares	Dollars	Shares	Dollars
Institutional Shares
Shares sold	1,350,662	$14,627,404	239,264	$2,398,042
Reinvestment of distributions	18,000	194,059	1,385	14,101
Shares redeemed	(23,271)	(251,188)	(2,860)	(29,294)
	1,345,391	14,570,275	237,789	2,382,849
Service Shares
Shares sold	146,021	1,568,792	269,492	2,777,030
Reinvestment of distributions	88,008	941,156	121,784	1,241,765
Shares redeemed	(344,474)	(3,665,153)	(7,052,075)	(73,362,835)
	(110,445)	(1,155,205)	(6,660,799)	(69,344,040)

NET INCREASE (DECREASE)	1,234,946	$13,415,070	(6,423,010)	$(66,961,191)

	Equity Index Fund
	For the Fiscal Year Ended December 31, 2019		For the Fiscal Year Ended December 31, 2018
	Shares	Dollars	Shares	Dollars
Service Shares
Shares sold	139,050	$2,326,474	255,683	$4,433,966
Reinvestment of distributions	753,952	13,028,301	931,531	13,646,931
Shares redeemed	(1,382,180)	(23,176,553)	(1,225,406)	(20,993,560)

NET DECREASE	(489,178)	$(7,821,778)	(38,192)	$(2,912,663)

GOLDMAN SACHS VARIABLE INSURANCE TRUST FUNDS

Notes to Financial Statements (continued)

December 31, 2019

13.    SUMMARY OF SHARE TRANSACTIONS (continued)

	Growth Opportunities Fund
	For the Fiscal Year Ended December 31, 2019		For the Fiscal Year Ended December 31, 2018
	Shares	Dollars	Shares	Dollars
Institutional Shares
Shares sold	2,251	$13,422	1,452	$10,553
Reinvestment of distributions	1,428	16,254	14,418	37,921
Shares redeemed	—	—	—	(6)
Stock split share adjustment	(18,018)	—	—	—
	(14,339)	29,676	15,870	48,468
Service Shares
Shares sold	2,525,028	8,216,053	400,481	2,816,257
Reinvestment of distributions	1,291,297	14,062,222	15,482,361	39,325,197
Shares redeemed	(2,980,276)	(15,016,361)	(14,466,620)	(114,387,851)
Stock split share adjustment	(17,764,276)	—	—	—
	(16,928,227)	7,261,914	1,416,222	(72,246,397)

NET INCREASE (DECREASE)	(16,942,566)	$7,291,590	1,432,092	$(72,197,929)

	High Quality Floating Rate Fund
	For the Fiscal Year Ended December 31, 2019		For the Fiscal Year Ended December 31, 2018
	Shares	Dollars	Shares	Dollars
Institutional Shares
Shares sold	260,218	$2,698,458	220,421	$2,298,983
Reinvestment of distributions	7,359	76,241	1,234	12,809
Shares redeemed	(21,509)	(223,698)	(2,992)	(31,202)
	246,068	2,551,001	218,663	2,280,590
Service Shares
Shares sold	528,956	5,487,026	1,428,964	14,877,058
Reinvestment of distributions	144,657	1,495,755	127,506	1,323,812
Shares redeemed	(940,217)	(9,752,642)	(930,951)	(9,686,886)
	(266,604)	(2,769,861)	625,519	6,513,984
Advisor Shares
Shares sold	233,654	2,427,649	385,926	4,020,676
Reinvestment of distributions	12,653	131,008	10,367	107,740
Shares redeemed	(315,266)	(3,274,558)	(157,560)	(1,641,339)
	(68,959)	(715,901)	238,733	2,487,077

NET INCREASE (DECREASE)	(89,495)	$(934,761)	1,082,915	$11,281,651

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of Goldman Sachs Variable Insurance Trust and Shareholders of the Goldman Sachs Core Fixed Income Fund, Goldman Sachs Equity Index Fund, Goldman Sachs Growth Opportunities Fund and Goldman Sachs High Quality Floating Rate Fund

Opinions on the Financial Statements

We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of Goldman Sachs Core Fixed Income Fund, Goldman Sachs Equity Index Fund, Goldman Sachs Growth Opportunities Fund and Goldman Sachs High Quality Floating Rate Fund (four of the funds constituting Goldman Sachs Variable Insurance Trust, hereafter collectively referred to as the “Funds”) as of December 31, 2019, the related statements of operations for the year ended December 31, 2019, the statements of changes in net assets for each of the two years in the period ended December 31, 2019, including the related notes, and the financial highlights for each of the periods indicated therein (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of each of the Funds as of December 31, 2019, the results of each of their operations for the year then ended, the changes in each of their net assets for each of the two years in the period ended December 31, 2019 and each of the financial highlights for each of the periods indicated therein in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinions

These financial statements are the responsibility of the Funds’ management. Our responsibility is to express an opinion on the Funds’ financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of December 31, 2019 by correspondence with the custodian, transfer agent and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinions.

PricewaterhouseCoopers LLP

Boston, Massachusetts

February 14, 2020

We have served as the auditor of one or more investment companies in the Goldman Sachs fund complex since 2000.

GOLDMAN SACHS VARIABLE INSURANCE TRUST FUNDS

Voting Results of Special Meeting of Shareholders (Unaudited)

A Special Meeting (the “Meeting”) of the Goldman Sachs Variable Insurance Trust (“VIT”) was held on January 23, 2020 to consider and act upon the proposals below. The Funds will amortize their respective share of the proxy, shareholder meeting and other related costs and GSAM has agreed to reimburse each Fund to the extent such expenses exceed a specified percentage of the Fund’s net assets.

At the Meeting, Dwight L. Bush, Kathryn A. Cassidy, Joaquin Delgado and Gregory G. Weaver were elected to the Trust’s Board of Trustees. In electing trustees, the Trust’s shareholders voted as follows:

Proposal 1. Election of Trustees	For	Against	Withheld	Broker Non-Votes

Dwight L. Bush	745,493,677.130	0	17,848,840.639	0

Kathryn A. Cassidy	746,559,784.810	0	16,782,732.959	0

Joaquin Delgado	744,593,456.532	0	18,749,061.237	0

Gregory G. Weaver	746,707,039.321	0	16,635,478.448	0

GOLDMAN SACHS VARIABLE INSURANCE TRUST FUNDS

Fund Expenses — Six Month Period Ended December 31, 2019 (Unaudited)

As a shareholder of Institutional, Service or Advisor Shares of the Funds, you incur ongoing costs, including management fees, distribution and/or service (12b-1) fees (with respect to Service and Advisor Shares) and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Institutional Shares, Service Shares and Advisor Shares of the Funds and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from July 1, 2019 through December 31, 2019, which represents a period of 184 days of a 365 day year.

Actual Expenses — The first line under each share class in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000=8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes — The second line under each share class in the table below provides information about hypothetical account values and hypothetical expenses based on the Funds’ actual net expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Funds’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Funds and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only. As a shareholder of the Funds you do not incur any transaction costs, such as sales charges, redemption fees, or exchange fees, but shareholders of other funds may incur such costs. The second line of the table is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds whose shareholders may incur transaction costs.

	Core Fixed Income Fund				Equity Index Fund				Growth Opportunities Fund				High Quality Floating Rate Fund
Share Class	Beginning Account Value 07/01/19	Ending Account Value 12/31/19		Expenses Paid for the 6 Months Ended 12/31/19*	Beginning Account Value 07/01/19	Ending Account Value 12/31/19		Expenses Paid for the 6 Months Ended 12/31/19*	Beginning Account Value 07/01/19	Ending Account Value 12/31/19		Expenses Paid for the 6 Months Ended 12/31/19*	Beginning Account Value 07/01/19	Ending Account Value 12/31/19		Expenses Paid for the 6 Months Ended 12/31/19*
Institutional

Actual	$1,000	$1,023.50		$2.14	N/A	N/A		N/A	$1,000	$1,065.80		$4.58	$1,000	$1,009.40		$1.87
Hypothetical 5% return	1,000	1,022.09	+	2.14	N/A	N/A		N/A	1,000	1,020.77	+	4.48	1,000	1,023.34	+	1.89
Service

Actual	1,000	1,022.20		3.47	$1,000	$1,106.10		$2.65	1,000	1,065.00		5.41	1,000	1,008.00		3.14
Hypothetical 5% return	1,000	1,021.78	+	3.47	1,000	1,022.68	+	2.55	1,000	1,019.96	+	5.30	1,000	1,022.08	+	3.16
Advisor

Actual	N/A	N/A		N/A	N/A	N/A		N/A	N/A	N/A		N/A	1,000	1,007.20		3.90
Hypothetical 5% return	N/A	N/A		N/A	N/A	N/A		N/A	N/A	N/A		N/A	1,000	1,021.32	+	3.92

+	Hypothetical expenses are based on each Fund’s actual annualized net expense ratios and an assumed rate of return of 5% per year before expenses.
*

Expenses are calculated using each Fund’s annualized net expense ratio for each class, which represents the ongoing expenses as a percentage of net assets for the six months ended December 31, 2019. Expenses are calculated by multiplying the annualized net expense ratio by the average account value for the period; then multiplying the result by the number of days in the most recent fiscal half year; and then dividing that result by the number of days in the fiscal year. The annualized net expense ratios for the period were as follows:

Fund	Institutional	Service	Advisor
Core Fixed Income	0.42%	0.68%	N/A
Equity Index	N/A	0.50	N/A
Growth Opportunities	0.88	1.04	N/A
High Quality Floating Rate	0.37	0.62	0.77%

GOLDMAN SACHS VARIABLE INSURANCE TRUST FUNDS

Trustees and Officers (Unaudited)

Independent Trustees

Name, Address and Age[1]	Position(s) Held with the Trust	Term of Office and Length of Time Served[2]	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee[3]	Other Directorships Held by Trustee[4]
Jessica Palmer Age: 70	Chair of the Board of Trustees	Since 2018 (Trustee since 2007)	Ms. Palmer is retired. She was formerly Consultant, Citigroup Human Resources Department (2007-2008); Managing Director, Citigroup Corporate and Investment Banking (previously, Salomon Smith Barney/Salomon Brothers) (1984-2006). Ms. Palmer was a Member of the Board of Trustees of Indian Mountain School (private elementary and secondary school) (2004-2009). Chair of the Board of Trustees — Goldman Sachs Trust and Goldman Sachs Variable Insurance Trust.	102	None
Kathryn A. Cassidy Age: 65	Trustee	Since 2015	Ms. Cassidy is retired. Formerly, she was Advisor to the Chairman (May 2014-December 2014); and Senior Vice President and Treasurer (2008-2014), General Electric Company & General Electric Capital Corporation (technology and financial services companies). Trustee — Goldman Sachs Trust and Goldman Sachs Variable Insurance Trust.	102	None
Diana M. Daniels Age: 70	Trustee	Since 2007	Ms. Daniels is retired. Formerly, she was Vice President, General Counsel and Secretary, The Washington Post Company (1991-2006). Ms. Daniels is a Trustee Emeritus and serves as a Presidential Councillor of Cornell University (2013-Present); former Member of the Legal Advisory Board, New York Stock Exchange (2003-2006) and of the Corporate Advisory Board, Standish Mellon Management Advisors (2006-2007). Trustee — Goldman Sachs Trust and Goldman Sachs Variable Insurance Trust.	102	None
Roy W. Templin Age: 59	Trustee	Since 2013

Mr. Templin is retired. He is Director, Armstrong World Industries, Inc. (a designer and manufacturer of ceiling, wall and suspension system solutions) (2016-Present); and was formerly Chairman of the Board of Directors, Con-Way Incorporated (a transportation, logistics and supply chain management service company) (2014-2015); Executive Vice President and Chief Financial Officer, Whirlpool Corporation (an appliance manufacturer and marketer) (2004-2012). Previously, Mr. Templin served as an Advisory Board Member of Goldman Sachs Trust and Goldman Sachs Variable Insurance Trust (June 2013-October 2013).

Trustee — Goldman Sachs Trust and Goldman Sachs Variable Insurance Trust.

				102	Armstrong World Industries, Inc. (a ceiling, wall and suspension systems solutions manufacturer)
Gregory G. Weaver Age: 68	Trustee	Since 2015	Mr. Weaver is retired. He is Director, Verizon Communications Inc. (2015-Present); and was formerly Chairman and Chief Executive Officer, Deloitte & Touche LLP (a professional services firm) (2001-2005 and 2012-2014); and Member of the Board of Directors, Deloitte & Touche LLP (2006-2012). Trustee — Goldman Sachs Trust and Goldman Sachs Variable Insurance Trust.	102	Verizon Communications Inc.

GOLDMAN SACHS VARIABLE INSURANCE TRUST FUNDS

Trustees and Officers (Unaudited) (continued)

Interested Trustee*

Name, Address and Age[1]	Position(s) Held with the Trust	Term of Office and Length of Time Served[2]	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee[3]	Other Directorships Held by Trustee[4]
James A. McNamara Age: 57	President and Trustee	Since 2007

Advisory Director, Goldman Sachs (January 2018-Present); Managing Director, Goldman Sachs (January 2000-December 2017); Director of Institutional Fund Sales, GSAM (April 1998-December 2000); and Senior Vice President and Manager, Dreyfus Institutional Service Corporation (January 1993-April 1998).

President and Trustee — Goldman Sachs Trust; Goldman Sachs Variable Insurance Trust; Goldman Sachs Trust II; Goldman Sachs MLP Income Opportunities Fund; Goldman Sachs MLP and Energy Renaissance Fund; Goldman Sachs ETF Trust; Goldman Sachs Credit Income Fund; and Goldman Sachs Real Estate Diversified Income Fund.

				165	None

Advisory Board Members

Name, Address, Age[1]	Position(s) Held with the Trust	Term of Office and Length of Time Served[2]	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Advisory Board Member[3]	Other Directorships Held by Advisory Board Member[4]
Dwight L. Bush Age: 62	Advisory Board Member	Since 2019	Ambassador Bush is President and CEO of D.L. Bush & Associates (a financial advisory and private investment firm) (2002-2014 and 2017-present); and was formerly U.S. Ambassador to the Kingdom of Morocco (2014-2017) and a Member of the Board of Directors of Santander Bank, N.A. (2018-2019). Advisory Board Member — Goldman Sachs Trust and Goldman Sachs Variable Insurance Trust.	102	None
Joaquin Delgado Age: 59	Advisory Board Member	Since 2019	Dr. Delgado is retired. He is Director, Hexion Inc. (a specialty chemical manufacturer) (2019-present); and Director, Stepan Company (a specialty chemical manufacturer) (2011-present); and was formerly Executive Vice President, Consumer Business Group of 3M Company (July 2016-July 2019); and Executive Vice President, Health Care Business Group of 3M Company (October 2012-July 2016). Advisory Board Member — Goldman Sachs Trust and Goldman Sachs Variable Insurance Trust.	102	Stepan Company (a specialty chemical manufacturer)

*

Mr. McNamara is considered to be an “Interested Trustee” because he holds positions with Goldman Sachs and owns securities issued by The Goldman Sachs Group, Inc. Mr. McNamara holds comparable positions with certain other companies of which Goldman Sachs, GSAM or an affiliate thereof is the investment adviser, administrator and/or distributor.

[1]

Each Trustee and Advisory Board Member may be contacted by writing to the Trustee or Advisory Board Member, c/o Goldman Sachs, 200 West Street, New York, New York, 10282, Attn: Caroline Kraus. Information is provided as of December 31, 2019.

[2]

Subject to such policies as may be adopted by the Board from time-to-time, each Trustee holds office for an indefinite term, until the earliest of: (a) the election of his or her successor; (b) the date the Trustee resigns or is removed by the Board or shareholders, in accordance with the Trust’s Declaration of Trust; or (c) the termination of the Trust. The Board has adopted policies which provide that (a) no Trustee shall hold office for more than 15 years and (b) a Trustee shall retire as of December 31st of the calendar year in which he or she reaches his or her 74th birthday, unless a waiver of such requirements shall have been adopted by a majority of the other Trustees. These policies may be changed by the Trustees without shareholder vote.

[3]

The Goldman Sachs Fund Complex includes certain other companies listed above for each respective Trustee. As of December 31, 2019, Goldman Sachs Trust consisted of 89 portfolios; Goldman Sachs Variable Insurance Trust consisted of 13 portfolios; Goldman Sachs Trust II consisted of 19 portfolios (17 of which offered shares to the public); Goldman Sachs MLP Income Opportunities Fund, Goldman Sachs MLP and Energy Renaissance Fund, Goldman Sachs Credit Income Fund and Goldman Sachs Real Estate Diversified Income Fund each consisted of one portfolio; and Goldman Sachs ETF Trust consisted of 40 portfolios (21 of which offered shares to the public).

[4]

This column includes only directorships of companies required to report to the Securities and Exchange Commission under the Securities Exchange Act of 1934 (i.e., “public companies”) or other investment companies registered under the Act.

Additional information about the Trustees is available in the Funds’ Statement of Additional Information, which can be obtained from Goldman Sachs free of charge by calling this toll-free number (in the United States of America): 1-800-526-7384. Additional information about the Advisory Board Members will be available in the Funds’ Statement of Additional Information dated April 30, 2020, which will be available from Goldman Sachs free of charge by calling this toll-free number (in the United States of America): 1-800-526-7384.

GOLDMAN SACHS VARIABLE INSURANCE TRUST FUNDS

Trustees and Officers (Unaudited) (continued)

Officers of the Trust*

Name, Address and Age[1]	Position(s) Held with the Trust	Term of Office and Length of Time Served[2]	Principal Occupation(s) During Past 5 Years
James A. McNamara 200 West Street New York, NY 10282 Age: 57	Trustee and President	Since 2007

Advisory Director, Goldman Sachs (January 2018-Present); Managing Director, Goldman Sachs (January 2000-December 2017); Director of Institutional Fund Sales, GSAM (April 1998-December 2000); and Senior Vice President and Manager, Dreyfus Institutional Service Corporation (January 1993-April 1998).

President and Trustee — Goldman Sachs Trust; Goldman Sachs Variable Insurance Trust; Goldman Sachs Trust II; Goldman Sachs MLP Income Opportunities Fund; Goldman Sachs MLP and Energy Renaissance Fund; Goldman Sachs ETF Trust; Goldman Sachs Credit Income Fund; and Goldman Sachs Real Estate Diversified Income Fund.

Caroline L. Kraus 200 West Street New York, NY 10282 Age: 42	Secretary	Since 2012

Managing Director, Goldman Sachs (January 2016-Present); Vice President, Goldman Sachs (August 2006-December 2015); Associate General Counsel, Goldman Sachs (2012-Present); Assistant General Counsel, Goldman Sachs (August 2006-December 2011); and Associate, Weil, Gotshal & Manges, LLP (2002-2006).

Secretary — Goldman Sachs Trust (previously Assistant Secretary (2012)); Goldman Sachs Variable Insurance Trust (previously Assistant Secretary (2012)); Goldman Sachs Trust II; Goldman Sachs BDC, Inc.; Goldman Sachs Private Middle Market Credit LLC; Goldman Sachs Private Middle Market Credit II LLC; Goldman Sachs Middle Market Lending Corp.; Goldman Sachs MLP Income Opportunities Fund; Goldman Sachs MLP and Energy Renaissance Fund; Goldman Sachs ETF Trust; Goldman Sachs Credit Income Fund; and Goldman Sachs Real Estate Diversified Income Fund.

Joseph F. DiMaria 30 Hudson Street Jersey City, NJ 07302 Age: 51	Treasurer, Principal Financial Officer and Principal Accounting Officer	Since 2017 (Treasurer and Principal Financial Officer since 2019)

Managing Director, Goldman Sachs (November 2015-Present) and Vice President — Mutual Fund Administration, Columbia Management Investment Advisers, LLC

(May 2010-October 2015).

Treasurer, Principal Financial Officer and Principal Accounting Officer — Goldman Sachs Trust (previously Assistant Treasurer (2016)); Goldman Sachs Variable Insurance Trust (previously Assistant Treasurer (2016)); Goldman Sachs Trust II (previously Assistant Treasurer (2017)); Goldman Sachs MLP Income Opportunities Fund (previously Assistant Treasurer (2017)); Goldman Sachs MLP and Energy Renaissance Fund (previously Assistant Treasurer (2017)); Goldman Sachs ETF Trust (previously Assistant Treasurer (2017)); Goldman Sachs Credit Income Fund; and Goldman Sachs Real Estate Diversified Income Fund.

*

Represents a partial list of officers of the Trust. Additional information about all the officers is available in the Funds’ Statement of Additional Information, which can be obtained from Goldman Sachs free of charge by calling this toll-free number (in the United States): 1-800-526-7384.

[1]	Information is provided as of December 31, 2019.
[2]

Officers hold office at the pleasure of the Board of Trustees or until their successors are duly elected and qualified. Each officer holds comparable positions with certain other companies of which Goldman Sachs, GSAM or an affiliate thereof is the investment adviser, administrator and/or distributor.

Goldman Sachs Variable Insurance Trust — Tax Information (Unaudited)

For the year ended December 31, 2019, 100% and 34.20% of the dividends paid from net investment company taxable income by the Equity Index and Growth Opportunities Funds qualify for the dividends received deduction available to corporations.

Pursuant to Section 852 of the Internal Revenue Code, the Equity Index and Growth Opportunities Funds designate $10,537,849 and $12,740,950 respectively, or, if different, the maximum amount allowable, as capital gain dividends paid during the year ended December 31, 2019.

TRUSTEES	OFFICERS
Jessica Palmer, Chair	James A. McNamara, President
Dwight L. Bush*	Joseph F. DiMaria, Principal Financial Officer,
Kathryn A. Cassidy	Principal Accounting Officer and Treasurer
Diana M. Daniels	Caroline L. Kraus, Secretary
Joaquin Delgado*
James A. McNamara
Roy W. Templin
Gregory G. Weaver
*Effective as of January 23, 2020

GOLDMAN SACHS & CO. LLC

Distributor and Transfer Agent

GOLDMAN SACHS ASSET MANAGEMENT, L.P.

Investment Adviser

200 West Street, New York,

New York 10282

Visit our web site at www.GSAMFUNDS.com to obtain the most recent month-end returns.

The reports concerning the Funds included in this shareholder report may contain certain forward-looking statements about the factors that may affect the performance of the Funds in the future. These statements are based on Fund management’s predictions and expectations concerning certain future events and their expected impact on the Funds, such as performance of the economy as a whole and of specific industry sectors, changes in the levels of interest rates, the impact of developing world events, and other factors that may influence the future performance of the Funds. Management believes these forward-looking statements to be reasonable, although they are inherently uncertain and difficult to predict. Actual events may cause adjustments in portfolio management strategies from those currently expected to be employed.

A description of the policies and procedures that the Funds use to determine how to vote proxies relating to portfolio securities and information regarding how the Funds voted proxies relating to portfolio securities for the 12-month period ended December 31 is available (i) without charge, upon request by calling 1-800-621-2550; and (ii) on the Securities and Exchange Commission (“SEC”) web site at http://www.sec.gov.

The Funds will file portfolio holdings information for each month in a fiscal quarter within 60 days after the end of the relevant fiscal quarter on Form N-PORT. Portfolio holdings information for the third month of each fiscal quarter will be made available on the SEC’s web site at http://www.sec.gov. Portfolio holdings information may be obtained upon request and without charge by calling 1-800-526-7384 (for Retail Shareholders) or 1-800-621-2550 (for Institutional Shareholders).

Views and opinions expressed are for informational purposes only and do not constitute a recommendation by GSAM to buy, sell, or hold any security. Views and opinions are current as of the date of this presentation and may be subject to change, they should not be construed as investment advice.

Goldman Sachs & Co. LLC (“Goldman Sachs”) does not provide legal, tax or accounting advice. Any statement contained in this communication (including any attachments) concerning U.S. tax matters was not intended or written to be used, and cannot be used, for the purpose of avoiding penalties under the Internal Revenue Code, and was written to support the promotion or marketing of transactions or matters addressed. Clients of Goldman Sachs should obtain their own independent tax advice based on their particular circumstances.

The website links provided are for your convenience only and are not an endorsement or recommendation by GSAM of any of these websites or the products or services offered. GSAM is not responsible for the accuracy and validity of the content of these websites.

Fund holdings and allocations shown are as of December 31, 2019 and may not be representative of future investments. Fund holdings should not be relied on in making investment decisions and should not be construed as research or investment advice regarding particular securities. Current and future holdings are subject to risk.

References to indices, benchmarks or other measures of relative market performance over a specified period of time are provided for your information only and do not imply that the portfolio will achieve similar results. The index composition may not reflect the manner in which a portfolio is constructed. While an adviser seeks to design a portfolio which reflects appropriate risk and return features, portfolio characteristics may deviate from those of the benchmark.

The Global Industry Classification Standard (“GICS”) was developed by and is the exclusive property and a service mark of Morgan Stanley Capital International Inc. (“MSCI”) and Standard & Poor’s, a division of The McGraw-Hill Companies, Inc. (“S&P”) and is licensed for use by Goldman Sachs. Neither MSCI, S&P nor any other party involved in making or compiling the GICS or any GICS classifications makes any express or implied warranties or representations with respect to such standard or classification (or the results to be obtained by the use thereof), and all such parties hereby expressly disclaim all warranties of originality, accuracy, completeness, merchantability or fitness for a particular purpose with respect to any of such standard or classification. Without limiting any of the foregoing, in no event shall MSCI, S&P, any of their affiliates or any third party involved in making or compiling the GICS or any GICS classifications have any liability for any direct, indirect, special, punitive, consequential or any other damages (including lost profits) even if notified of the possibility of such damages.

The portfolio risk management process includes an effort to monitor and manage risk, but does not imply low risk.

Shares of the Goldman Sachs VIT Funds are offered to separate accounts of participating life insurance companies for the purpose of funding variable annuity contracts and variable life insurance policies. Shares of the Funds are not offered directly to the general public. The variable annuity contracts and variable life insurance policies are described in the separate prospectuses issued by participating insurance companies. You should refer to those prospectuses for information about surrender charges, mortality and expense risk fees and other charges that may be assessed by participating insurance companies under the variable annuity contracts or variable life insurance policies. Such fees or charges, if any, may affect the return you may realize with respect to your investments. Ask your representative for more complete information. Please consider a fund’s objectives, risks and charges and expenses, and read the prospectus carefully before investing. The prospectus contains this and other information about the Funds.

This material is not authorized for distribution to prospective investors unless preceded or accompanied by a current prospectus or summary prospectus, if applicable. Investors should consider the Funds’ objective, risks, and charges and expenses, and read the summary prospectus, if available, and/or the prospectus carefully before investing or sending money. The summary prospectus, if available, and the prospectus contain this and other information about the Funds and may be obtained from your authorized dealer or from Goldman Sachs & Co. LLC by calling 1-800-621-2550.

This report is prepared for the general information of contract owners and is not an offer of shares of the Goldman Sachs Variable Insurance Trust Funds.

© 2020 Goldman Sachs. All rights reserved.

VITMLTIAR-20/192295-OTU-1133686

Goldman

Sachs Variable Insurance Trust

Goldman Sachs

Small Cap Equity Insights Fund

Beginning on or after January 1, 2021, you may not receive paper copies of the Fund’s annual and semi-annual shareholder reports from the insurance company that offers your variable insurance contract or your financial intermediary, unless you specifically request paper copies of the reports from the insurance company or from your financial intermediary. Instead, the reports will be made available on a website, and you will be notified by mail each time a report is posted and provided with a website link to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. At any time, you may elect to receive reports and certain communications from the insurance company electronically by contacting your insurance company or your financial intermediary.

You may elect to receive all future shareholder reports in paper free of charge. You can inform the insurance company or your financial intermediary that you wish to receive paper copies of reports. Your election to receive reports in paper will apply to all Goldman Sachs Funds available under your contract and may apply to all funds held with your financial intermediary.

Annual Report

December 31, 2019

GOLDMAN SACHS VARIABLE INSURANCE TRUST SMALL CAP EQUITY INSIGHTS FUND

INVESTMENT OBJECTIVE

The Fund seeks long-term growth of capital.

Portfolio Management Discussion and Analysis

Below, the Goldman Sachs Quantitative Investment Strategies Team discusses the Goldman Sachs Variable Insurance Trust — Goldman Sachs Small Cap Equity Insights Fund’s (the “Fund”) performance and positioning for the 12-month period ended December 31, 2019 (the “Reporting Period”).

How did the Fund perform during the Reporting Period?

During the Reporting Period, the Fund’s Institutional and Service Shares generated average annual total returns of 24.84% and 24.53%, respectively. These returns compare to the 25.52% average annual total return of the Fund’s benchmark, the Russell 2000® Index (with dividends reinvested) (the “Russell Index”) during the same time period.

What economic and market factors most influenced the equity markets as a whole during the Reporting Period?

Representing the U.S. equity market, the S&P 500® Index returned 31.49% during the Reporting Period, achieving a record high and its strongest annual gain since 2013.

The U.S. equity market rallied at the start of the Reporting Period, almost completely recovering from a sell-off at the end of 2018. After four gradual interest rate hikes in 2018, the U.S. Federal Reserve (“Fed”) cut interest rates three times in 2019 in an effort to keep the U.S. economic expansion intact amid trade uncertainties. The trade war between the U.S. and China pressured macroeconomic indicators throughout the first half of the calendar year but did little to suppress a resilient consumer, which ultimately outweighed manufacturing weakness. By the fourth quarter of 2019, U.S. stock returns accelerated with an uptick of U.S. manufacturing and service sector business surveys as well as a consistently strong labor market. The U.S. added more than 200,000 jobs in November 2019, double the break-even pace of long-term job growth. These developments helped restore market confidence, while fundamentals of low core inflation, contained financial imbalance and reduced drag of a trade war fended off imminent recession risk.

For the Reporting Period overall, all 11 sectors posted positive absolute returns, with all 11 generating double-digit gains. Information technology, communication services and financials were the best performing sectors in the S&P 500® Index, as measured by total return, while the weakest performing sectors in the S&P 500® Index during the Reporting Period were energy, health care and materials.

Within the U.S. equity market, all capitalization segments posted double-digit positive returns, led by large-cap stocks, as measured by the Russell 1000® Index, followed closely by mid-cap stocks, as measured by the Russell Midcap® Index, and then by small-cap stocks, as measured by the Russell 2000® Index. From a style perspective, growth-oriented stocks significantly outpaced value-oriented stocks across the capitalization spectrum. (All as measured by the FTSE Russell indices.)

What key factors were responsible for the Fund’s performance during the Reporting Period?

The Fund uses a quantitative style of management, in combination with a qualitative overlay, that emphasizes fundamentally-based stock selection, careful portfolio construction and efficient implementation. The Fund’s investments are selected using fundamental research and a variety of quantitative techniques based on certain investment themes, namely Fundamental Mispricings, High Quality Business Models, Sentiment Analysis and Market Themes & Trends.

During the Reporting Period, the Fund posted robust double-digit absolute gains but modestly underperformed the Russell Index on a relative basis. Two of our quantitative model’s four investment themes detracted from performance, while two contributed positively. Stock selection overall, driven by these investment themes, dampened relative returns.

What impact did the Fund’s investment themes have on performance during the Reporting Period?

In keeping with our investment approach, we use our quantitative model and four investment themes to take a long-term view of market patterns and look for inefficiencies, selecting stocks for the Fund and overweighting or underweighting the ones chosen by the model. Over time and by design, the performance of any one of the model’s investment themes tends to have a low correlation with the model’s other themes, demonstrating the diversification benefit of the Fund’s theme-driven quantitative model. The variance in performance supports our research indicating that the diversification provided by the Fund’s different investment

1

GOLDMAN SACHS VARIABLE INSURANCE TRUST SMALL CAP EQUITY INSIGHTS FUND

themes is a significant investment advantage over the long term, even though the Fund may experience underperformance in the short term. Of course, diversification does not protect an investor from market risk nor does it ensure a profit.

During the Reporting Period, two of our four investment themes — High Quality Business Models and Fundamental Mispricings — detracted from the Fund’s relative performance. The other two investment themes — Market Themes & Trends and Sentiment Analysis — contributed positively. High Quality Business Models seeks to identify companies that are generating high quality revenues with sustainable business models and aligned management incentives. Fundamental Mispricings seeks to identify high quality businesses trading at a fair price, which we believe may lead to strong performance over the long run. Market Themes & Trends seeks to identify companies positively positioned to benefit from themes and trends in the market and macroeconomic environment. Sentiment Analysis seeks to identify stocks experiencing improvements in their overall market sentiment.

How did the Fund’s sector and industry allocations affect relative performance?

In constructing the Fund’s portfolio, we focus on picking stocks rather than making sector or industry bets. Consequently, the Fund is similar to its benchmark, the Russell Index, in terms of its sector and industry allocations and style. Changes in its sector or industry weights generally do not have a meaningful impact on relative performance.

Did stock selection help or hurt Fund performance during the Reporting Period?

We seek to outpace the Russell Index by overweighting stocks that we expect to outperform and underweighting those that we think may lag. At the same time, we strive to maintain a risk profile similar to the Russell Index. The Fund’s investments are selected using fundamental research and a variety of quantitative techniques based on our investment themes. For example, the Fund aims to hold a basket of stocks with better Fundamental Mispricings characteristics than the benchmark index.

During the Reporting Period, stock selection overall hampered the Fund’s performance, with investments in the industrials, health care and financials sectors detracting most from results relative to the Russell Index. Holdings in the real estate, utilities and consumer staples sectors added to the Fund’s relative returns.

Which individual positions detracted from the Fund’s results during the Reporting Period?

Detracting most from the Fund’s results relative to the Russell Index were an overweight position in biofuels and renewable chemicals producer Renewable Energy Group and underweight positions in biotechnology and pharmaceuticals firm The Medicines Company and oncology company Novocure. The overweight in Renewable Energy Group was established primarily as a result of our Fundamental Mispricings and Market Themes & Trends investment themes. Largely because of our Sentiment Analysis and Fundamental Mispricings investment themes, the Fund was underweight The Medicines Company. The Fund’s underweight in Novocure was driven primarily by our Sentiment Analysis and High Quality Business Models investment themes.

Which individual stock positions contributed the most to the Fund’s relative returns during the Reporting Period?

The Fund benefited most from overweight positions in television broadcasting company Sinclair Broadcast Group, biotechnology and pharmaceuticals company Array BioPharma and oncology-focused molecular test developer Veracyte. The overweight in Sinclair Broadcast Group was established predominantly due to our High Quality Business Models investment theme. The overweight in Array BioPharma was driven by our Sentiment Analysis investment theme. The Fund was overweight Veracyte largely because of our Market Themes & Trends and High Quality Business Models investment themes.

How did the Fund use derivatives during the Reporting Period?

During the Reporting Period, we did not use derivatives as part of an active management strategy to add value to the Fund’s results. However, we used equity index futures contracts, on an opportunistic basis, to equitize the Fund’s excess cash holdings. In other words, we put the Fund’s excess cash holdings to work by using them as collateral for the purchase of stock futures. The use of these futures contracts did not have a material impact on the Fund’s performance during the Reporting Period.

Did you make any enhancements to your quantitative models during the Reporting Period?

We continuously look for ways to improve our investment process. During the Reporting Period, we made numerous enhancements to our models. As example, during the first half of the Reporting Period, we introduced a number of new signals. First, within our Sentiment Analysis investment theme, we added a suite of signals that utilizes data from the short selling market as an indicator of the market sentiment surrounding individual names. Second, within our Market Themes & Trends investment theme, we added a signal that examines the cross-holdings of pooled vehicles to identify thematic trends in the market. Also within our Market Themes & Trends investment theme, we added a signal that examines internet linkages between companies to identify thematic trends. Finally, within our Fundamental Mispricings investment theme, we added a signal that we believe to be predictive of industry rotations.

2

GOLDMAN SACHS VARIABLE INSURANCE TRUST SMALL CAP EQUITY INSIGHTS FUND

During the second half of the Reporting Period, within our High-Quality Business Models investment theme, we added a number of new metrics. The first metric identifies companies with longer executive management tenure, as we believe this is indicative of a sustainable, high quality, business model. We now leverage data from a large web search engine provider to help quantify changes in consumer attention. We also introduced a signal that uses import and export data to help quantify demand growth for a company’s products complementing our suite of consumer-demand signals. Finally, we added a signal focused on health care companies that helps us measure the value of a pharmaceutical company’s drug pipeline. Within our Themes and Trends investment theme, we introduced a signal that helps us find connections between companies based upon import and export data.

What was the Fund’s sector positioning relative to its benchmark index at the end of the Reporting Period?

As of December 31, 2019, the Fund was overweight the consumer discretionary, materials and energy sectors relative to the Russell Index. The Fund was underweight utilities, health care and financials and was rather neutrally weighted in consumer staples, communication services, real estate, industrials and information technology compared to the Russell Index on the same date.

Were there any changes to the Fund’s portfolio management team during the Reporting Period?

There were no changes to the Fund’s portfolio management team during the Reporting Period.

What is your strategy going forward for the Fund?

Looking ahead, we continue to believe that less expensive stocks should outpace more expensive stocks, and stocks with good momentum are likely to outperform those with poor momentum. We intend to maintain our focus on seeking companies about which fundamental research analysts are becoming more positive as well as profitable companies with sustainable earnings and a track record of using their capital to enhance shareholder value. As such, we anticipate remaining fully invested with long-term performance likely to be the result of stock selection rather than sector or capitalization allocations.

We stand behind our investment philosophy that sound economic investment principles, coupled with a disciplined quantitative approach, can provide strong, uncorrelated returns over the long term. Our research agenda is robust, and we continue to enhance our existing models, add new proprietary forecasting signals and improve our trading execution as we seek to provide the most value to our shareholders.

3

GOLDMAN SACHS VARIABLE INSURANCE TRUST SMALL CAP EQUITY INSIGHTS FUND

Index Definitions

The Russell 2000® Index is an unmanaged index of common stock prices that measures the performance of the 2000 smallest companies in the Russell 3000® Index. The figures for the index do not include any deduction for fees, expenses or taxes.

The S&P 500® Index is the Standard & Poor’s composite index of 500 stocks, an unmanaged index of common stock prices. The figures for the index do not include any deduction for fees, expenses or taxes.

The Russell Midcap® Index measures the performance of the 800 smallest companies in the Russell 1000® Index, which represents approximately 25% of the total market capitalization of the Russell 1000 Index.

The Russell 1000® Index measures the performance of the 1,000 largest companies in the Russell 3000® Index, which represents approximately 92% of the total market capitalization of the Russell 3000 Index.

It is not possible to invest directly in an index.

4

FUND BASICS

Small Cap Equity Insights Fund

as of December 31, 2019

TOP TEN HOLDINGS AS OF 12/31/191

Holding	% of Net Assets	Line of Business
Darling Ingredients, Inc.	0.9%	Food, Beverage & Tobacco
First Industrial Realty Trust, Inc. (REIT)	0.9	Real Estate
Rexford Industrial Realty, Inc. (REIT)	0.8	Real Estate
Simpson Manufacturing Co., Inc.	0.8	Capital Goods
American Equity Investment Life Holding Co.	0.8	Insurance
Cogent Communications Holdings, Inc.	0.8	Telecommunication Services
Terreno Realty Corp. (REIT)	0.8	Real Estate
Haemonetics Corp.	0.7	Health Care Equipment & Services
Perspecta, Inc.	0.7	Software & Services
International Bancshares Corp.	0.7	Banks

[1]	The top 10 holdings may not be representative of the Fund’s future investments.

FUND VS. BENCHMARK SECTOR ALLOCATIONS2

As of December 31, 2019

[2]

The Fund is actively managed and, as such, its composition may differ over time. Consequently, the Fund’s overall sector allocations may differ from percentages contained in the graph above. The graph categorizes investments using Global Industry Classification Standard (“GICS”); however, the sector classifications used by the portfolio management team may differ from GICS. The percentage shown for each investment category reflects the value of investments in that category as a percentage of market value (excluding investments in the securities lending reinvestment vehicle, if any). Investments in the securities lending reinvestment vehicle represented 0.1% of the Fund’s net assets at December 31, 2019.

For more information about your Fund, please refer to www.GSAMFUNDS.com. There, you can learn more about your Portfolio’s investment strategies, holdings, and performance.

5

GOLDMAN SACHS VARIABLE INSURANCE TRUST SMALL CAP EQUITY INSIGHTS FUND

Performance Summary

December 31, 2019

The following graph shows the value, as of December 31, 2019, of a $10,000 investment made on January 1, 2010 in Institutional Shares at NAV. For comparative purposes, the performance of the Fund’s benchmark, the Russell 2000® Index (with distributions reinvested), is shown. Performance reflects applicable fee waivers and/or expense limitations in effect during the periods shown and in their absence, performance would be reduced. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. The returns set forth below represent past performance. Past performance does not guarantee future results. The Fund’s investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted below. Please visit our web site at www.GSAMFUNDS.com to obtain the most recent month-end returns.

Small Cap Equity Insights Fund’s 10 Year Performance

Performance of a $10,000 investment, with distributions reinvested, from January 1, 2010 through December 31, 2019.

Average Annual Total Return through December 31, 2019	One Year	Five Years	Ten Years
Institutional	24.84%	8.94%	12.64%
Service	24.53%	8.65%	12.36%

6

GOLDMAN SACHS VARIABLE INSURANCE TRUST SMALL CAP EQUITY INSIGHTS FUND

Schedule of Investments

December 31, 2019

Shares	Description	Value

Common Stocks – 98.8%
Automobiles & Components – 0.5%
21,424	American Axle & Manufacturing Holdings, Inc.*	$230,522
1,638	Cooper-Standard Holdings, Inc.*	54,316
1,060	Gentherm, Inc.*	47,054
1,950	Standard Motor Products, Inc.	103,779

		435,671

Banks – 10.9%
10,149	1st Source Corp.	526,530
410	ACNB Corp.	15,506
6,734	Amalgamated Bank Class A	130,976
13,865	Atlantic Capital Bancshares, Inc.*	254,423
8,919	Bancorp, Inc. (The)*	115,679
748	BancorpSouth Bank	23,495
637	Banner Corp.	36,048
12,962	Boston Private Financial Holdings, Inc.	155,933
7,243	Cathay General Bancorp	275,596
600	CBTX, Inc.	18,672
4,433	CenterState Bank Corp.	110,736
20,596	Central Pacific Financial Corp.	609,230
378	Century Bancorp, Inc. Class A	34,005
1,025	Civista Bancshares, Inc.	24,600
14,820	Columbia Banking System, Inc.	602,952
28,907	CVB Financial Corp.	623,813
650	Enterprise Bancorp, Inc.	22,016
13,920	First Bancorp/NC	555,547
20,418	First Bancorp/PR	216,227
33,634	First Commonwealth Financial Corp.	488,029
1,397	First Financial Corp.	63,871
17,684	First Foundation, Inc.	307,702
4,749	First Internet Bancorp	112,599
476	First Mid Bancshares, Inc.	16,779
11,536	Heartland Financial USA, Inc.	573,801
25,343	Hilltop Holdings, Inc.	631,801
2,398	Hope Bancorp, Inc.	35,634
973	Horizon Bancorp, Inc.	18,487
1,354	IBERIABANK Corp.	101,320
1,576	Independent Bank Corp./MI	35,696
3,470	Independent Bank Group, Inc.	192,377
16,087	International Bancshares Corp.	692,867
52,731	Investors Bancorp, Inc.	628,290
1,931	Lakeland Bancorp, Inc.	33,561
1,468	Luther Burbank Corp.	16,926
3,901	Macatawa Bank Corp.	43,418
1,372	Meridian Bancorp, Inc.	27,563
583	Metropolitan Bank Holding Corp.*	28,118
4,335	National Bank Holdings Corp. Class A	152,679
2,910	NMI Holdings, Inc. Class A*	96,554
645	OFG Bancorp	15,228
5,048	Pacific Premier Bancorp, Inc.	164,590
1,516	Parke Bancorp, Inc.	38,491
909	PennyMac Financial Services, Inc.	30,942
1,193	Preferred Bank	71,687
1,756	Riverview Bancorp, Inc.	14,417
12,785	Seacoast Banking Corp. of Florida*	390,837

Common Stocks – (continued)
Banks – (continued)
3,977	Sierra Bancorp	115,810
6,535	Southern National Bancorp of Virginia, Inc.	106,847
800	Territorial Bancorp, Inc.	24,752
12,532	TriCo Bancshares	511,431
3,148	Walker & Dunlop, Inc.	203,613
497	Westamerica Bancorp	33,682
1,598	WSFS Financial Corp.	70,296

		10,442,679

Capital Goods – 9.1%
7,751	Aegion Corp.*	173,390
8,002	Aerojet Rocketdyne Holdings, Inc.*	365,371
7,746	Albany International Corp. Class A	588,076
1,004	Applied Industrial Technologies, Inc.	66,957
7,887	Astronics Corp.*	220,442
10,182	Atkore International Group, Inc.*	411,964
1,609	Barnes Group, Inc.	99,694
15,462	BMC Stock Holdings, Inc.*	443,605
23,360	Builders FirstSource, Inc.*	593,578
3,825	Columbus McKinnon Corp.	153,115
3,219	CSW Industrials, Inc.	247,863
898	Ducommun, Inc.*	45,376
1,586	Encore Wire Corp.	91,036
3,847	EnPro Industries, Inc.	257,287
712	Federal Signal Corp.	22,962
8,780	Foundation Building Materials, Inc.*	169,893
1,180	Franklin Electric Co., Inc.	67,638
10,324	Gibraltar Industries, Inc.*	520,743
10,101	GMS, Inc.*	273,535
15,681	Great Lakes Dredge & Dock Corp.*	177,666
6,330	Griffon Corp.	128,689
5,264	H&E Equipment Services, Inc.	175,975
614	Hurco Cos., Inc.	23,553
9,145	JELD-WEN Holding, Inc.*	214,084
5,279	Kennametal, Inc.	194,742
4,149	Miller Industries, Inc.	154,052
15,599	MRC Global, Inc.*	212,770
4,280	Mueller Industries, Inc.	135,890
7,715	Navistar International Corp.*	223,272
8,061	NOW, Inc.*	90,606
2,746	Powell Industries, Inc.	134,527
7,460	Quanex Building Products Corp.	127,417
322	Raven Industries, Inc.	11,096
4,552	Rexnord Corp.*	148,486
595	Rush Enterprises, Inc. Class A	27,667
9,504	Simpson Manufacturing Co., Inc.	762,506
8,650	SPX Corp.*	440,112
11,420	TriMas Corp.*	358,702
906	Universal Forest Products, Inc.	43,216
7,694	Wabash National Corp.	113,025

		8,710,578

Commercial & Professional Services – 3.9%
1,877	Barrett Business Services, Inc.	169,793
7,144	Brady Corp. Class A	409,066

The accompanying notes are an integral part of these financial statements.	7

GOLDMAN SACHS VARIABLE INSURANCE TRUST SMALL CAP EQUITY INSIGHTS FUND

Schedule of Investments (continued)

December 31, 2019

Shares	Description	Value

Common Stocks – (continued)
Commercial & Professional Services – (continued)
1,118	Brink’s Co. (The)	$101,380
1,775	CRA International, Inc.	96,684
1,738	Heidrick & Struggles International, Inc.	56,485
12,929	HNI Corp.	484,320
4,202	Insperity, Inc.	361,540
3,160	Interface, Inc.	52,424
12,498	Kforce, Inc.	496,171
3,279	Kimball International, Inc. Class B	67,777
15,677	Knoll, Inc.	396,001
6,619	McGrath RentCorp	506,618
350	Mobile Mini, Inc.	13,269
3,671	Resources Connection, Inc.	59,947
4,550	TriNet Group, Inc.*	257,576
7,239	TrueBlue, Inc.*	174,170
274	UniFirst Corp.	55,343

		3,758,564

Consumer Durables & Apparel – 5.8%
15,325	American Outdoor Brands Corp.*	142,216
1,017	Bassett Furniture Industries, Inc.	16,964
14,795	Crocs, Inc.*	619,763
3,537	Deckers Outdoor Corp.*	597,258
4,944	Installed Building Products, Inc.*	340,493
832	Johnson Outdoors, Inc. Class A	63,814
13,870	KB Home	475,325
4,803	M/I Homes, Inc.*	188,998
434	Malibu Boats, Inc. Class A*	17,772
5,360	MasterCraft Boat Holdings, Inc.*	84,420
16,313	Sonos, Inc.*	254,809
12,869	Steven Madden Ltd.	553,496
5,325	Taylor Morrison Home Corp. Class A*	116,404
6,269	TopBuild Corp.*	646,208
36,279	TRI Pointe Group, Inc.*	565,227
1,759	Universal Electronics, Inc.*	91,925
19,770	Vista Outdoor, Inc.*	147,880
18,263	Wolverine World Wide, Inc.	616,194

		5,539,166

Consumer Services – 3.8%
4,416	American Public Education, Inc.*	120,954
1,725	Boyd Gaming Corp.	51,647
1,175	Carriage Services, Inc.	30,080
2,555	Collectors Universe, Inc.	58,893
24,513	Denny’s Corp.*	487,319
10,997	Everi Holdings, Inc.*	147,690
5,775	K12, Inc.*	117,521
30,979	Laureate Education, Inc. Class A*	545,540
3,059	Marriott Vacations Worldwide Corp.	393,877
3,708	Penn National Gaming, Inc.*	94,777
4,555	PlayAGS, Inc.*	55,252
24,172	Red Rock Resorts, Inc. Class A	578,919
7,368	Scientific Games Corp. Class A*	197,315
7,771	Wingstop, Inc.	670,093
2,673	WW International, Inc.*	102,135

		3,652,012

Common Stocks – (continued)
Diversified Financials – 1.9%
44,810	Anworth Mortgage Asset Corp. (REIT)	157,731
973	Banco Latinoamericano de Comercio Exterior SA Class E	20,803
3,737	Cannae Holdings, Inc.*	138,979
16,236	Enova International, Inc.*	390,638
49,654	FGL Holdings	528,815
1,410	Moelis & Co. Class A	45,007
353	Nelnet, Inc. Class A	20,559
13,657	On Deck Capital, Inc.*	56,540
9,147	Oppenheimer Holdings, Inc. Class A	251,360
1,477	Piper Jaffray Cos.	118,071
3,731	Westwood Holdings Group, Inc.	110,512

		1,839,015

Energy – 4.8%
2,359	Ardmore Shipping Corp.*	21,349
5,597	Clean Energy Fuels Corp.*	13,097
10,627	CVR Energy, Inc.	429,650
8,231	Delek US Holdings, Inc.	275,985
33,746	Denbury Resources, Inc.*	47,582
58,324	DHT Holdings, Inc.	482,923
1,330	Dorian LPG Ltd.*	20,588
13,414	FTS International, Inc.*	13,950
19,710	GasLog Ltd.	192,961
13,535	Golar LNG Ltd.	192,468
11,813	International Seaways, Inc.*	351,555
1,464	Matador Resources Co.*	26,308
15,525	Matrix Service Co.*	355,212
23,473	Nabors Industries Ltd.	67,602
14,222	Oceaneering International, Inc.*	212,050
17,482	PDC Energy, Inc.*	457,504
8,194	Scorpio Tankers, Inc.	322,352
11,481	SEACOR Holdings, Inc.*	495,405
13,990	World Fuel Services Corp.	607,446

		4,585,987

Food & Staples Retailing – 0.2%
3,088	Ingles Markets, Inc. Class A	146,711
3,685	Village Super Market, Inc. Class A	85,492

		232,203

Food, Beverage & Tobacco – 3.3%
401	Boston Beer Co., Inc. (The) Class A*	151,518
551	Calavo Growers, Inc.	49,915
1,806	Coca-Cola Consolidated, Inc.	512,994
30,391	Darling Ingredients, Inc.*	853,379
3,071	J&J Snack Foods Corp.	565,893
3,764	John B Sanfilippo & Son, Inc.	343,578
811	Lancaster Colony Corp.	129,841
2,453	Sanderson Farms, Inc.	432,268
1,063	Universal Corp.	60,655

		3,100,041

Health Care Equipment & Services – 6.1%
4,156	AngioDynamics, Inc.*	66,538
1,788	Cardiovascular Systems, Inc.*	86,879

8	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS VARIABLE INSURANCE TRUST SMALL CAP EQUITY INSIGHTS FUND

Shares	Description	Value

Common Stocks – (continued)
Health Care Equipment & Services – (continued)
17,275	Community Health Systems, Inc.*	$50,097
2,228	Computer Programs & Systems, Inc.	58,819
4,715	Ensign Group, Inc. (The)	213,919
8,607	GenMark Diagnostics, Inc.*	41,400
6,220	Haemonetics Corp.*	714,678
10,074	HMS Holdings Corp.*	298,190
1,366	Inogen, Inc.*	93,339
6,720	Integer Holdings Corp.*	540,490
2,371	Invacare Corp.	21,386
1,530	Lantheus Holdings, Inc.*	31,380
331	LHC Group, Inc.*	45,599
6,398	Magellan Health, Inc.*	500,643
13,296	Natus Medical, Inc.*	438,635
5,070	Novocure Ltd.*	427,249
6,665	NuVasive, Inc.*	515,471
6,692	Omnicell, Inc.*	546,870
229	Providence Service Corp. (The)*	13,552
5,427	Surmodics, Inc.*	224,841
5,442	Tandem Diabetes Care, Inc.*	324,398
10,308	Tenet Healthcare Corp.*	392,013
9,326	Triple-S Management Corp. Class B*	172,438
1,144	Varex Imaging Corp.*	34,103

		5,852,927

Household & Personal Products – 0.2%
1,422	elf Beauty, Inc.*	22,937
2,348	Inter Parfums, Inc.	170,723

		193,660

Insurance – 3.2%
24,660	American Equity Investment Life Holding Co.	738,074
5,127	AMERISAFE, Inc.	338,536
9,639	Argo Group International Holdings Ltd.	633,764
533	Employers Holdings, Inc.	22,253
5,564	FBL Financial Group, Inc. Class A	327,886
68,934	Genworth Financial, Inc. Class A*	303,310
2,799	Goosehead Insurance, Inc. Class A	118,678
8,265	MBIA, Inc.*	76,864
103	National Western Life Group, Inc. Class A	29,961
12,266	Stewart Information Services Corp.	500,330

		3,089,656

Materials – 5.9%
14,481	Boise Cascade Co.	528,991
8,687	Carpenter Technology Corp.	432,439
3,376	Chase Corp.	399,988
45,994	Ferro Corp.*	682,091
6,747	Haynes International, Inc.	241,408
848	Ingevity Corp.*	74,098
4,570	Innophos Holdings, Inc.	146,149
2,227	Innospec, Inc.	230,361
2,573	Kaiser Aluminum Corp.	285,320
1,898	Koppers Holdings, Inc.*	72,542

Common Stocks – (continued)
Materials – (continued)
3,925	Kraton Corp.*	99,381
6,653	Materion Corp.	395,521
10,186	Minerals Technologies, Inc.	587,019
8,767	Myers Industries, Inc.	146,234
833	Neenah, Inc.	58,668
10,446	PH Glatfelter Co.	191,162
17,286	PolyOne Corp.	635,952
2,739	Summit Materials, Inc. Class A*	65,462
5,177	Trinseo SA	192,636
2,914	Worthington Industries, Inc.	122,912

		5,588,334

Media & Entertainment – 1.1%
1,208	Cardlytics, Inc.*	75,935
38,038	Cars.com, Inc.*	464,824
6,389	IMAX Corp.*	130,527
1,590	Liberty Latin America Ltd. Class A*	30,687
360	Loral Space & Communications, Inc.*	11,635
12,249	MSG Networks, Inc. Class A*	213,133
5,072	TechTarget, Inc.*	132,379
2,873	WideOpenWest, Inc.*	21,318

		1,080,438

Pharmaceuticals, Biotechnology & Life Sciences – 9.9%
12,013	ACADIA Pharmaceuticals, Inc.*	513,916
1,497	Acceleron Pharma, Inc.*	79,371
6,645	Amicus Therapeutics, Inc.*	64,722
9,574	Amphastar Pharmaceuticals, Inc.*	184,682
6,183	ANI Pharmaceuticals, Inc.*	381,306
7,186	Anika Therapeutics, Inc.*	372,594
5,409	Apellis Pharmaceuticals, Inc.*	165,624
5,052	Ardelyx, Inc.*	37,915
2,633	Arena Pharmaceuticals, Inc.*	119,591
6,066	Arrowhead Pharmaceuticals, Inc.*	384,766
990	Axsome Therapeutics, Inc.*	102,326
22,712	BioDelivery Sciences International, Inc.*	143,540
4,350	Biohaven Pharmaceutical Holding Co. Ltd.*	236,814
881	Blueprint Medicines Corp.*	70,577
30,669	Catalyst Pharmaceuticals, Inc.*	115,009
1,773	ChemoCentryx, Inc.*	70,122
22,036	Coherus Biosciences, Inc.*	396,758
3,913	Collegium Pharmaceutical, Inc.*	80,530
2,951	Corcept Therapeutics, Inc.*	35,707
3,045	Dicerna Pharmaceuticals, Inc.*	67,081
5,589	Editas Medicine, Inc.*	165,490
6,217	Enanta Pharmaceuticals, Inc.*	384,086
16,096	Endo International plc*	75,490
1,305	Epizyme, Inc.*	32,103
2,721	Esperion Therapeutics, Inc.*	162,253
7,321	FibroGen, Inc.*	313,998
1,496	Forty Seven, Inc.*	58,898
5,795	Global Blood Therapeutics, Inc.*	460,645
3,460	Heron Therapeutics, Inc.*	81,310
7,612	Immunomedics, Inc.*	161,070

The accompanying notes are an integral part of these financial statements.	9

GOLDMAN SACHS VARIABLE INSURANCE TRUST SMALL CAP EQUITY INSIGHTS FUND

Schedule of Investments (continued)

December 31, 2019

Shares	Description	Value

Common Stocks – (continued)
Pharmaceuticals, Biotechnology & Life Sciences – (continued)
12,255	Innoviva, Inc.*	$173,531
2,349	Intercept Pharmaceuticals, Inc.*	291,088
4,418	Intersect ENT, Inc.*	110,008
12,648	Ironwood Pharmaceuticals, Inc.*	168,345
2,598	Karyopharm Therapeutics, Inc.*	49,804
5,252	Medpace Holdings, Inc.*	441,483
2,324	Mirati Therapeutics, Inc.*	299,471
2,085	Pacira BioSciences, Inc.*	94,450
6,102	Phibro Animal Health Corp. Class A	151,513
5,028	Portola Pharmaceuticals, Inc.*	120,069
10,637	Prestige Consumer Healthcare, Inc.*	430,798
7,854	Prothena Corp. plc*	124,329
3,519	PTC Therapeutics, Inc.*	169,018
17,962	Radius Health, Inc.*	362,114
157	Reata Pharmaceuticals, Inc. Class A*	32,096
1,941	Rhythm Pharmaceuticals, Inc.*	44,565
11,128	Supernus Pharmaceuticals, Inc.*	263,956
6,400	Veracyte, Inc.*	178,688
8,554	Voyager Therapeutics, Inc.*	119,328
7,090	Xencor, Inc.*	243,825
1,321	Y-mAbs Therapeutics, Inc.*	41,281

		9,428,054

Real Estate – 7.2%
3,704	American Assets Trust, Inc. (REIT)	170,014
13,221	Cedar Realty Trust, Inc. (REIT)	39,002
410	EastGroup Properties, Inc. (REIT)	54,395
20,004	First Industrial Realty Trust, Inc. (REIT)	830,366
11,857	Gladstone Commercial Corp. (REIT)	259,194
11,183	Independence Realty Trust, Inc. (REIT)	157,457
5,368	Investors Real Estate Trust (REIT)	389,180
60,085	Lexington Realty Trust (REIT)	638,103
39,454	Newmark Group, Inc. Class A	530,854
9,799	NexPoint Residential Trust, Inc. (REIT)	440,955
19,434	Piedmont Office Realty Trust, Inc. Class A (REIT)	432,212
3,277	PS Business Parks, Inc. (REIT)	540,279
6,410	Retail Value, Inc. (REIT)	235,888
17,760	Rexford Industrial Realty, Inc. (REIT)	811,099
17,411	RPT Realty (REIT)	261,861
4,681	Sabra Health Care REIT, Inc. (REIT)	99,892
4,081	STAG Industrial, Inc. (REIT)	128,837
1,735	Sunstone Hotel Investors, Inc. (REIT)	24,151
13,436	Terreno Realty Corp. (REIT)	727,425
3,330	Urban Edge Properties (REIT)	63,869

		6,835,033

Retailing – 3.8%
3,165	Abercrombie & Fitch Co. Class A	54,723
1,345	American Eagle Outfitters, Inc.	19,772
826	America’s Car-Mart, Inc.*	90,579
5,703	Asbury Automotive Group, Inc.*	637,538
12,281	Cato Corp. (The) Class A	213,690
2,635	Children’s Place, Inc. (The)	164,740
10,103	Citi Trends, Inc.	233,581
536	Dillard’s, Inc. Class A(a)	39,385

Common Stocks – (continued)
Retailing – (continued)
7,552	Genesco, Inc.*	361,892
1,641	Group 1 Automotive, Inc.	164,100
4,122	Lands’ End, Inc.*	69,250
3,418	Murphy USA, Inc.*	399,906
1,386	Shutterstock, Inc.*	59,432
1,123	Signet Jewelers Ltd.	24,414
6,651	Sleep Number Corp.*	327,495
16,538	Sonic Automotive, Inc. Class A	512,678
619	Stamps.com, Inc.*	51,699
855	Stitch Fix, Inc. Class A*(a)	21,939
5,853	Tilly’s, Inc. Class A	71,699
1,833	Zumiez, Inc.*	63,312

		3,581,824

Semiconductors & Semiconductor Equipment – 3.5%
3,939	Ambarella, Inc.*	238,546
26,052	Amkor Technology, Inc.*	338,676
3,686	Cirrus Logic, Inc.*	303,763
2,907	Diodes, Inc.*	163,868
1,457	FormFactor, Inc.*	37,838
1,534	Ichor Holdings Ltd.*	51,036
8,111	Inphi Corp.*	600,376
16,282	Lattice Semiconductor Corp.*	311,637
6,237	MaxLinear, Inc. Class A*	132,349
10,906	NeoPhotonics Corp.*	96,191
41,886	Rambus, Inc.*	576,980
2,352	Synaptics, Inc.*	154,691
3,876	Ultra Clean Holdings, Inc.*	90,970
3,418	Veeco Instruments, Inc.*	50,193
11,593	Xperi Corp.	214,471

		3,361,585

Software & Services – 3.9%
3,951	A10 Networks, Inc.*	27,143
1,822	ACI Worldwide, Inc.*	69,027
11,895	Bottomline Technologies DE, Inc.*	637,572
3,283	Box, Inc. Class A*	55,089
1,634	Cardtronics plc Class A*	72,958
5,619	Cass Information Systems, Inc.	324,441
3,958	CommVault Systems, Inc.*	176,685
7,924	Conduent, Inc.*	49,129
1,084	CSG Systems International, Inc.	56,130
5,401	Digital Turbine, Inc.*	38,509
2,738	Five9, Inc.*	179,558
503	I3 Verticals, Inc. Class A*	14,210
284	MicroStrategy, Inc. Class A*	40,507
1,649	Model N, Inc.*	57,830
2,487	OneSpan, Inc.*	42,577
26,651	Perspecta, Inc.	704,652
3,017	Progress Software Corp.	125,356
3,649	Qualys, Inc.*	304,217
7,780	SPS Commerce, Inc.*	431,168
1,486	Sykes Enterprises, Inc.*	54,967
4,645	Telenav, Inc.*	22,575

10	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS VARIABLE INSURANCE TRUST SMALL CAP EQUITY INSIGHTS FUND

Shares	Description	Value

Common Stocks – (continued)
Software & Services – (continued)
2,350	Unisys Corp.*	$27,871
4,510	Verint Systems, Inc.*	249,674

		3,761,845

Technology Hardware & Equipment – 5.6%
3,669	AVX Corp.	75,104
4,783	Badger Meter, Inc.	310,560
6,316	Belden, Inc.	347,380
16,943	Benchmark Electronics, Inc.	582,162
6,551	Comtech Telecommunications Corp.	232,495
4,250	CTS Corp.	127,543
3,871	Diebold Nixdorf, Inc.*	40,878
3,984	Harmonic, Inc.*	31,075
3,891	Itron, Inc.*	326,650
2,523	Knowles Corp.*	53,361
8,129	Lumentum Holdings, Inc.*	644,630
510	Methode Electronics, Inc.	20,069
3,174	PC Connection, Inc.	157,621
293	Plexus Corp.*	22,543
1,554	Rogers Corp.*	193,830
17,547	Sanmina Corp.*	600,809
2,585	TTM Technologies, Inc.*	38,904
42,004	Viavi Solutions, Inc.*	630,060
31,537	Vishay Intertechnology, Inc.	671,423
7,269	Vishay Precision Group, Inc.*	247,146

		5,354,243

Telecommunication Services – 1.2%
6,053	Boingo Wireless, Inc.*	66,280
11,152	Cogent Communications Holdings, Inc.	733,913
60,799	ORBCOMM, Inc.*	255,964
8,105	Spok Holdings, Inc.	99,124

		1,155,281

Transportation – 2.2%
3,123	Allegiant Travel Co.	543,527
11,050	Atlas Air Worldwide Holdings, Inc.*	304,648
7,740	Costamare, Inc.	73,762
13,555	Echo Global Logistics, Inc.*	280,589
13,267	Marten Transport Ltd.	285,108
3,903	Matson, Inc.	159,242
6,444	SkyWest, Inc.	416,476

		2,063,352

Utilities – 0.8%
4,023	Ormat Technologies, Inc.	299,794
7,533	Unitil Corp.	465,690

		765,484

TOTAL INVESTMENTS BEFORE SECURITIES LENDING REINVESTMENT VEHICLE
(Cost $84,842,272)		$94,407,632

Shares	Dividend Rate	Value

Securities Lending Reinvestment Vehicle(b) – 0.1%
Goldman Sachs Financial Square Government Fund — Institutional Shares
58,750	1.638%	$58,750
(Cost $58,750)

TOTAL INVESTMENTS – 98.9%
(Cost $84,901,022)		$94,466,382

OTHER ASSETS IN EXCESS OF LIABILITIES – 1.1%		1,067,270

NET ASSETS – 100.0%		$95,533,652

The percentage shown for each investment category reflects the value of investments in that category as a percentage of net assets.

*	Non-income producing security.

(a)	All or a portion of security is on loan.

(b)	Represents an Affiliated Issuer.

Investment Abbreviation:
REIT	—Real Estate Investment Trust

The accompanying notes are an integral part of these financial statements.	11

GOLDMAN SACHS VARIABLE INSURANCE TRUST SMALL CAP EQUITY INSIGHTS FUND

Statement of Assets and Liabilities

December 31, 2019

Assets:
Investments in unaffiliated issuers, at value (cost $84,842,272)(a)	$94,407,632
Investments in affiliated securities lending reinvestment vehicle, at value (cost $58,750)	58,750
Cash	1,164,657
Receivables:
Dividends	88,181
Fund shares sold	27,003
Investments sold	23,495
Reimbursement from investment adviser	17,828
Securities lending income	270

Total assets	95,787,816

Liabilities:
Payables:
Payable upon return of securities loaned	58,750
Management fees	56,477
Fund shares redeemed	25,586
Distribution and Service fees and Transfer Agency fees	4,956
Accrued expenses	108,395

Total liabilities	254,164

Net Assets:
Paid-in capital	84,847,753
Total distributable earnings (loss)	10,685,899

NET ASSETS	$95,533,652
Net Assets:
Institutional	$79,791,318
Service	15,742,334

Total Net Assets	$95,533,652
Shares outstanding $0.001 par value (unlimited shares authorized):
Institutional	6,323,424
Service	1,258,237
Net asset value, offering and redemption price per share:
Institutional	$12.62
Service	12.51

(a) Includes loaned securities having a market value of $57,268.

12	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS VARIABLE INSURANCE TRUST SMALL CAP EQUITY INSIGHTS FUND

Statement of Operations

For the Fiscal Year Ended December 31, 2019

Investment income:
Dividends — unaffiliated issuers	$1,253,246
Securities lending income — affiliated issuer	16,337
Dividends — affiliated issuers	3,701

Total investment income	1,273,284

Expenses:
Management fees	649,394
Professional fees	100,265
Custody, accounting and administrative services	84,635
Printing and mailing costs	51,181
Shareholder meeting expense	43,767
Distribution and Service fees — Service Shares	41,989
Transfer Agency fees(a)	18,553
Trustee fees	15,980
Registration fees	555
Other	12,948

Total expenses	1,019,267

Less — expense reductions	(182,145)

Net expenses	837,122

NET INVESTMENT INCOME	436,162

Realized and unrealized gain:
Net realized gain from:
Investments — unaffiliated issuers	2,819,651
Futures contracts	121,690
Net change in unrealized gain on investments — unaffiliated issuers	16,880,731

Net realized and unrealized gain	19,822,072

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$20,258,234
(a) Institutional and Service Shares incurred Transfer Agency fees of $15,194 and $3,359, respectively.

The accompanying notes are an integral part of these financial statements.	13

GOLDMAN SACHS VARIABLE INSURANCE TRUST SMALL CAP EQUITY INSIGHTS FUND

Statements of Changes in Net Assets

	For the Fiscal Year Ended December 31, 2019	For the Fiscal Year Ended December 31, 2018

From operations:
Net investment income	$436,162	$408,340
Net realized gain	2,941,341	12,769,646
Net change in unrealized gain (loss)	16,880,731	(20,846,496)

Net increase (decrease) in net assets resulting from operations	20,258,234	(7,668,510)

Distributions to shareholders:
From distributable earnings:
Institutional Shares	(1,999,868)	(11,874,335)
Service Shares	(360,700)	(2,807,539)

Total distributions to shareholders	(2,360,568)	(14,681,874)

From share transactions:
Proceeds from sales of shares	10,139,106	12,578,607
Reinvestment of distributions	2,360,567	14,681,874
Cost of shares redeemed	(20,351,399)	(17,743,096)

Net increase (decrease) in net assets resulting from share transactions	(7,851,726)	9,517,385

TOTAL INCREASE (DECREASE)	10,045,940	(12,832,999)

Net Assets:

Beginning of year	85,487,712	98,320,711

End of year	$95,533,652	$85,487,712

14	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS VARIABLE INSURANCE TRUST SMALL CAP EQUITY INSIGHTS FUND

Financial Highlights

Selected Data for a Share Outstanding Throughout Each Year

	Goldman Sachs Small Cap Equity Insights Fund
	Institutional Shares
	Year Ended December 31,
	2019	2018		2017	2016	2015

Per Share Data

Net asset value, beginning of year	$10.37	$13.66		$13.79	$11.60	$13.67

Net investment income(a)	0.06	0.07	(b)	0.08	0.11	0.08	(c)

Net realized and unrealized gain (loss)	2.51	(1.21)		1.53	2.59	(0.37)

Total from investment operations	2.57	(1.14)		1.61	2.70	(0.29)

Distributions to shareholders from net investment income	(0.06)	(0.07)		(0.08)	(0.15)	(0.04)

Distributions to shareholders from net realized gains	(0.26)	(2.08)		(1.66)	(0.36)	(1.74)

Total distributions	(0.32)	(2.15)		(1.74)	(0.51)	(1.78)

Net asset value, end of year	$12.62	$10.37		$13.66	$13.79	$11.60

Total return(d)	24.84%	(8.62)%		11.57%	23.13%	(2.13)%

Net assets, end of year (in 000s)	$79,791	$68,951		$77,815	$77,421	$73,270

Ratio of net expenses to average net assets	0.86%	0.81%		0.81%	0.81%	0.81%

Ratio of total expenses to average net assets	1.05%	0.98%		1.00%	1.04%	0.99%

Ratio of net investment income to average net assets	0.51%	0.46	%(b)	0.53%	0.95%	0.59	%(c)

Portfolio turnover rate(e)	125%	116%		110%	119%	124%

(a)	Calculated based on the average shares outstanding methodology.
(b)	Reflects income recognized from special dividends which amounted to $0.02 per share and 0.17% of average net assets.
(c)	Reflects income recognized from special dividends which amounted to $0.02 per share and 0.15% of average net assets.
(d)

Assumes investment at the net asset value at the beginning of the year, reinvestment of all distributions, a complete redemption of the investment at the net asset value at the end of the year and no sales or redemption charges (if any). Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares.

(e)

The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

The accompanying notes are an integral part of these financial statements.	15

GOLDMAN SACHS VARIABLE INSURANCE TRUST SMALL CAP EQUITY INSIGHTS FUND

Financial Highlights (continued)

Selected Data for a Share Outstanding Throughout Each Year

	Goldman Sachs Small Cap Equity Insights Fund
	Service Shares
	Year Ended December 31,
	2019	2018		2017	2016	2015

Per Share Data

Net asset value, beginning of year	$10.28	$13.55		$13.70	$11.52	$13.60

Net investment income(a)	0.03	0.03	(b)	0.04	0.08	0.05	(c)

Net realized and unrealized gain (loss)	2.49	(1.19)		1.51	2.58	(0.39)

Total from investment operations	2.52	(1.16)		1.55	2.66	(0.34)

Distributions to shareholders from net investment income	(0.03)	(0.03)		(0.04)	(0.12)	—	(d)

Distributions to shareholders from net realized gains	(0.26)	(2.08)		(1.66)	(0.36)	(1.74)

Total distributions	(0.29)	(2.11)		(1.70)	(0.48)	(1.74)

Net asset value, end of year	$12.51	$10.28		$13.55	$13.70	$11.52

Total return(e)	24.53%	(8.82)%		11.22%	22.92%	(2.49)%

Net assets, end of year (in 000s)	$15,742	$16,537		$20,505	$20,437	$19,488

Ratio of net expenses to average net assets	1.10%	1.06%		1.06%	1.06%	1.06%

Ratio of total expenses to average net assets	1.30%	1.23%		1.25%	1.29%	1.24%

Ratio of net investment income to average net assets	0.27%	0.19	%(b)	0.28%	0.70%	0.34	%(c)

Portfolio turnover rate(f)	125%	116%		110%	119%	124%

(a)	Calculated based on the average shares outstanding methodology.
(b)	Reflects income recognized from special dividends which amounted to $0.02 per share and 0.17% of average net assets.
(c)	Reflects income recognized from special dividends which amounted to $0.02 per share and 0.15% of average net assets.
(d)	Amount is less than $0.005 per share.
(e)

Assumes investment at the net asset value at the beginning of the year, reinvestment of all distributions, a complete redemption of the investment at the net asset value at the end of the year and no sales or redemption charges (if any). Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares.

(f)

The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

16	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS VARIABLE INSURANCE TRUST SMALL CAP EQUITY INSIGHTS FUND

Notes to Financial Statements

December 31, 2019

1.    ORGANIZATION

Goldman Sachs Variable Insurance Trust (the “Trust” or “VIT”) is a Delaware statutory trust registered under the Investment Company Act of 1940, as amended (the “Act”), as an open-end management investment company. The Trust includes the Goldman Sachs Small Cap Equity Insights Fund (the “Fund”). The Fund is a diversified portfolio under the Act offering two classes of shares — Institutional and Service Shares. Shares of the Trust are offered to separate accounts of participating life insurance companies for the purpose of funding variable annuity contracts and variable life insurance policies.

Goldman Sachs Asset Management, L.P. (“GSAM”), an affiliate of Goldman Sachs & Co. LLC (“Goldman Sachs”), serves as investment adviser to the Fund pursuant to a management agreement (the “Agreement”) with the Trust.

2.    SIGNIFICANT ACCOUNTING POLICIES

The financial statements have been prepared in accordance with accounting principles generally accepted in the United States of America (“GAAP”) and require management to make estimates and assumptions that may affect the reported amounts and disclosures. Actual results may differ from those estimates and assumptions. The Fund is an investment company under GAAP and follows the accounting and reporting guidance applicable to investment companies.

A.  Investment Valuation — The Fund’s valuation policy is to value investments at fair value.

B.  Investment Income and Investments — Investment income includes interest income, dividend income, and securities lending income, if any. Interest income is accrued daily and adjusted for amortization of premiums and accretion of discounts. Dividend income is recognized on ex-dividend date or, for certain foreign securities, as soon as such information is obtained subsequent to the ex-dividend date. Non-cash dividends, if any, are recorded at the fair market value of the securities received. Investment transactions are reflected on trade date. Realized gains and losses are calculated using identified cost. Investment transactions are recorded on the following business day for daily net asset value (“NAV”) calculations. Investment income is recorded net of any foreign withholding taxes, less any amounts reclaimable. The Fund may file withholding tax reclaims in certain jurisdictions to recover a portion of amounts previously withheld. Any foreign capital gains tax is accrued daily based upon net unrealized gains, and is payable upon sale of such investments. Distributions received from the Fund’s investments in United States (“U.S.”) real estate investment trusts (“REITs”) may be characterized as ordinary income, net capital gain and/or a return of capital. A return of capital is recorded by the Fund as a reduction to the cost basis of the REIT.

For derivative contracts, realized gains and losses are recorded upon settlement of the contract.

C.  Class Allocations and Expenses — Investment income, realized and unrealized gain (loss), if any, and non-class specific expenses of the Fund are allocated daily based upon the proportion of net assets of each class. Non-class specific expenses directly incurred by the Fund are charged to the Fund, while such expenses incurred by the Trust are allocated across the Fund on a straight-line and/or pro-rata basis depending upon the nature of the expenses. Class-specific expenses, where applicable, are borne by the respective share classes and include Distribution and Service and Transfer Agency fees.

D.  Federal Taxes and Distributions to Shareholders — It is the Fund’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended (the “Code”), applicable to regulated investment companies and to distribute each year substantially all of its investment company taxable income and capital gains to its shareholders. Accordingly, the Fund is not required to make any provisions for the payment of federal income tax. Distributions to shareholders are recorded on the ex-dividend date. Income and capital gains distributions, if any, are declared and paid at least annually.

Net capital losses, if any, are carried forward to future fiscal years and may be used to the extent allowed by the Code to offset any future capital gains. Losses that are carried forward will retain their character as either short-term or long-term capital losses. Utilization of capital loss carryforwards will reduce the requirement of future capital gains distributions.

The characterization of distributions to shareholders for financial reporting purposes is determined in accordance with federal income tax rules, which may differ from GAAP. The source of the Fund’s distributions may be shown in the accompanying financial statements as either from distributable earnings or capital. Certain components of the Fund’s net assets on the Statement of Assets and Liabilities reflect permanent GAAP/tax differences based on the appropriate tax character.

17

GOLDMAN SACHS VARIABLE INSURANCE TRUST SMALL CAP EQUITY INSIGHTS FUND

Notes to Financial Statements (continued)

December 31, 2019

3.    INVESTMENTS AND FAIR VALUE MEASUREMENTS

U.S. GAAP defines the fair value of a financial instrument as the amount that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date (i.e., the exit price); the Fund’s policy is to use the market approach. GAAP establishes a fair value hierarchy that prioritizes the inputs to valuation techniques used to measure fair value. The hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements). The levels used for classifying investments are not necessarily an indication of the risk associated with investing in these investments. The three levels of the fair value hierarchy are described below:

Level 1 — Unadjusted quoted prices in active markets that are accessible at the measurement date for identical, unrestricted assets or liabilities;

Level 2 — Quoted prices in markets that are not active or financial instruments for which significant inputs are observable (including, but not limited to, quoted prices for similar investments, interest rates, foreign exchange rates, volatility and credit spreads), either directly or indirectly;

Level 3 — Prices or valuations that require significant unobservable inputs (including GSAM’s assumptions in determining fair value measurement).

The Board of Trustees (“Trustees”) has approved Valuation Procedures that govern the valuation of the portfolio investments held by the Fund, including investments for which market quotations are not readily available. The Trustees have delegated to GSAM day-to-day responsibility for implementing and maintaining internal controls and procedures related to the valuation of the Fund’s investments. To assess the continuing appropriateness of pricing sources and methodologies, GSAM regularly performs price verification procedures and issues challenges as necessary to third party pricing vendors or brokers, and any differences are reviewed in accordance with the Valuation Procedures.

A.  Level 1 and Level 2 Fair Value Investments — The valuation techniques and significant inputs used in determining the fair values for investments classified as Level 1 and Level 2 are as follows:

Equity Securities — Equity securities traded on a U.S. securities exchange or the NASDAQ system, or those located on certain foreign exchanges, including but not limited to the Americas, are valued daily at their last sale price or official closing price on the principal exchange or system on which they are traded. If there is no sale or official closing price or such price is believed by GSAM to not represent fair value, equity securities may be valued at the closing bid price for long positions and at the closing ask price for short positions. To the extent these investments are actively traded, they are classified as Level 1 of the fair value hierarchy, otherwise they are generally classified as Level 2.

Unlisted equity securities for which market quotations are available are valued at the last sale price on the valuation date, or if no sale occurs, at the last bid price for long positions or the last ask price for short positions, and are generally classified as Level 2.

Money Market Funds — Investments in the Goldman Sachs Financial Square Government Fund (“Underlying Fund”) are valued at the NAV per share of the Institutional Share class on the day of valuation. These investments are generally classified as Level 1 of the fair value hierarchy. For information regarding the Underlying Fund’s accounting policies and investment holdings, please see the Underlying Fund’s shareholder report.

Derivative Contracts — A derivative is an instrument whose value is derived from underlying assets, indices, reference rates or a combination of these factors. The Fund enters into derivative transactions to hedge against changes in interest rates, securities prices, and/or currency exchange rates, to increase total return, or to gain access to certain markets or attain exposure to other underliers. For financial reporting purposes, cash collateral that has been pledged to cover obligations of a Fund and cash collateral received, if any, is reported separately on the Statement of Assets and Liabilities as receivables/payables for collateral on certain derivatives contracts. Non-cash collateral pledged by the Fund, if any, is noted in the Schedule of Investments.

Exchange-traded derivatives, including futures and options contracts, are generally valued at the last sale or settlement price on the exchange where they are principally traded. Exchange-traded options without settlement prices are generally valued at the midpoint of the bid and ask prices on the exchange where they are principally traded (or, in the absence of two-way trading, at the

18

GOLDMAN SACHS VARIABLE INSURANCE TRUST SMALL CAP EQUITY INSIGHTS FUND

3.    INVESTMENTS AND FAIR VALUE MEASUREMENTS (continued)

last bid price for long positions and the last ask price for short positions). Exchange-traded derivatives typically fall within Level 1 of the fair value hierarchy. Over-the-counter (“OTC”) and centrally cleared derivatives are valued using market transactions and other market evidence, including market-based inputs to models, calibration to market-clearing transactions, broker or dealer quotations, or other alternative pricing sources. Where models are used, the selection of a particular model to value OTC and centrally cleared derivatives depends upon the contractual terms of, and specific risks inherent in, the instrument, as well as the availability of pricing information in the market. Valuation models require a variety of inputs, including contractual terms, market prices, yield curves, credit curves, measures of volatility, voluntary and involuntary prepayment rates, loss severity rates and correlations of such inputs. For OTC and centrally cleared derivatives that trade in liquid markets, model inputs can generally be verified and model selection does not involve significant management judgment. OTC and centrally cleared derivatives are classified within Level 2 of the fair value hierarchy when significant inputs are corroborated by market evidence.

i.  Futures Contracts — Futures contracts are contracts to buy or sell a standardized quantity of a specified commodity or security. Upon entering into a futures contract, the Fund deposits cash or securities in an account on behalf of the broker in an amount sufficient to meet the initial margin requirement. Subsequent payments are made or received by the Fund equal to the daily change in the contract value and are recorded as variation margin receivable or payable with a corresponding offset to unrealized gains or losses.

B.  Level 3 Fair Value Investments — To the extent that significant inputs to valuation models and other alternative pricing sources are unobservable, or if quotations are not readily available, or if GSAM believes that such quotations do not accurately reflect fair value, the fair value of the Fund’s investments may be determined under Valuation Procedures approved by the Trustees. GSAM, consistent with its procedures and applicable regulatory guidance, may make an adjustment to the most recent valuation prices of either domestic or foreign securities in light of significant events to reflect what it believes to be the fair value of the securities at the time of determining the Fund’s NAV. To the extent investments are valued using single source broker quotations obtained directly from the broker or passed through from third party pricing vendors, such investments are classified as Level 3 investments.

C.  Fair Value Hierarchy — The following is a summary of the Fund’s investments classified in the fair value hierarchy as of December 31, 2019:

Investment Type	Level 1	Level 2	Level 3

Assets
Common Stock and/or Other Equity Investments(a)
Europe	$734,753	$—	$—
North America	93,642,192	—	—
South America	30,687	—	—
Securities Lending Reinvestment Vehicle	58,750	—	—

Total	$94,466,382	$—	$—

(a)

Amounts are disclosed by continent to highlight the impact of time zone differences between local market close and the calculation of net asset value. Security valuations are based on the principal exchange or system on which they are traded, which may differ from country of domicile.

For further information regarding security characteristics, see the Schedule of Investments.

4.    INVESTMENTS IN DERIVATIVES

The following table sets forth, by certain risk types, the Fund’s gains (losses) related to these derivatives and their indicative volumes for the fiscal year ended December 31, 2019. These gains (losses) should be considered in the context that these derivative contracts may have been executed to create investment opportunities and/or economically hedge certain investments, and

19

GOLDMAN SACHS VARIABLE INSURANCE TRUST SMALL CAP EQUITY INSIGHTS FUND

Notes to Financial Statements (continued)

December 31, 2019

4.    INVESTMENTS IN DERIVATIVES (continued)

accordingly, certain gains (losses) on such derivative contracts may offset certain (losses) gains attributable to investments. These gains (losses) are included in “Net realized gain (loss)” or “Net change in unrealized gain (loss)” on the Statement of Operations:

Risk	Statement of Operations	Net Realized Gain (Loss)	Net Change in Unrealized Gain (Loss)	Average Number of Contracts(a)

Equity	Net realized gain (loss) from futures contracts/Net change in unrealized gain (loss) on futures contracts	$121,690	$—	6

(a)	Average number of contracts is based on the average of month end balances for the fiscal year ended December 31, 2019.

5.    AGREEMENTS AND AFFILIATED TRANSACTIONS

A.  Management Agreement — Under the Agreement, GSAM manages the Fund, subject to the general supervision of the Trustees.

As compensation for the services rendered pursuant to the Agreement, the assumption of the expenses related thereto and administration of the Fund’s business affairs, including providing facilities, GSAM is entitled to a management fee, accrued daily and paid monthly, equal to an annual percentage rate of the Fund’s average daily net assets.

For the fiscal year ended December 31, 2019, contractual and effective net management fees with GSAM were at the following rates:

Contractual Management Rate					Effective Net Management Rate^
First $2 billion	Next $3 billion	Next $3 billion	Over $8 billion	Effective Rate

0.70%	0.63%	0.60%	0.59%	0.70%	0.70%

^	Effective Net Management Rate includes the impact of management fee waivers of affiliated Underlying Funds, if any.

The Fund invests in Institutional Shares of the Goldman Sachs Financial Square Government Fund, which is an affiliated Underlying Fund. GSAM has agreed to waive a portion of its management fee payable by the Fund in an amount equal to the management fee it earns as an investment adviser to the affiliated Underlying Fund in which the Fund invests, except those management fees it earns from the Fund’s investments of cash collateral received in connection with securities lending transactions in the Goldman Sachs Financial Square Government Fund. For the fiscal year ended December 31, 2019, GSAM waived $311 of the Fund’s management fee.

B.  Distribution and Service (12b-1) Plan — The Trust, on behalf of Service Shares of the Fund, has adopted a Distribution and Service Plan subject to Rule 12b-1 under the Act. Under the Distribution and Service Plan, Goldman Sachs, which serves as distributor, is entitled to a fee accrued daily and paid monthly, for distribution services and personal and account maintenance services, which may then be paid by Goldman Sachs to authorized dealers, equal to, on an annual basis, 0.25% of the Fund’s average daily net assets attributable to Service Shares.

C.  Transfer Agency Agreement — Goldman Sachs also serves as the transfer agent of the Fund for a fee pursuant to the Transfer Agency Agreement. The fees charged for such transfer agency services are accrued daily and paid monthly at an annual rate of 0.02% of the average daily net assets of Institutional and Service Shares.

D.  Other Expense Agreements and Affiliated Transactions — GSAM has agreed to reduce or limit certain “Other Expenses” of the Fund (excluding acquired fund fees and expenses, transfer agency fees and expenses, service fees and shareholder administration fees (as applicable), taxes, interest, brokerage fees, expenses of shareholder meetings, litigation and indemnification, and extraordinary expenses) to the extent such expenses exceed, on an annual basis, a percentage rate of the average daily net assets

20

GOLDMAN SACHS VARIABLE INSURANCE TRUST SMALL CAP EQUITY INSIGHTS FUND

5.    AGREEMENTS AND AFFILIATED TRANSACTIONS (continued)

of the Fund. Such Other Expense reimbursements, if any, are accrued daily and paid monthly. In addition, the Fund is not obligated to reimburse GSAM for prior fiscal year expense reimbursements, if any. The Other Expense limitation as an annual percentage rate of average daily net assets for the Fund is 0.094%. The Other Expense limitation will remain in place through at least April 30, 2020, and prior to such date GSAM may not terminate the arrangement without the approval of the Trustees. In addition, the Fund has entered into certain offset arrangements with the custodian and the transfer agent, which may result in a reduction of the Fund’s expenses and are received irrespective of the application of the “Other Expense” limitation described above.

For the fiscal year ended December 31, 2019, these expense reductions, including any fee waivers and Other Expense reimbursements, were as follows:

Management Fee Waiver	Custody Fee Credits	Other Expense Reimbursement	Total Expense Reductions

$311	$3,519	$178,315	$182,145

E.  Line of Credit Facility — As of December 31, 2019, the Fund participated in a $580,000,000 committed, unsecured revolving line of credit facility (the “facility”) together with other funds of the Trust and certain registered investment companies having management agreements with GSAM or its affiliates. This facility is to be used for temporary emergency purposes, or to allow for an orderly liquidation of securities to meet redemption requests. The interest rate on borrowings is based on the federal funds rate. The facility also requires a fee to be paid by the Fund based on the amount of the commitment that has not been utilized. For the fiscal year ended December 31, 2019, the Fund did not have any borrowings under the facility. Prior to April 30, 2019 the facility was $770,000,000.

F.  Other Transactions with Affiliates — For the fiscal year ended December 31, 2019, Goldman Sachs earned $259 in brokerage commissions from portfolio transactions.

The following table provides information about the Fund’s investments in the Goldman Sachs Financial Square Government Fund as of and for the fiscal year ended December 31, 2019:

Beginning Value as of December 31, 2018	Purchases at Cost	Proceeds from Sales	Ending Value as of December 31, 2019	Shares as of December 31, 2019	Dividend Income from Affiliated Investment Company

$—	$7,120,234	$(7,120,234)	$—	—	$3,701

6.    PORTFOLIO SECURITIES TRANSACTIONS

The cost of purchases and proceeds from sales and maturities of long-term securities for the fiscal year ended December 31, 2019, were $113,867,883 and $123,456,602, respectively.

7.    SECURITIES LENDING

Pursuant to exemptive relief granted by the Securities and Exchange Commission (“SEC”) and the terms and conditions contained therein, the Fund may lend its securities through a securities lending agent, Goldman Sachs Agency Lending (“GSAL”), a wholly-owned subsidiary of Goldman Sachs, to certain qualified borrowers including Goldman Sachs and affiliates. In accordance with the Fund’s securities lending procedures, the Fund receives cash collateral at least equal to the market value of the securities on loan. The market value of the loaned securities is determined at the close of business of the Fund, at their last sale price or official closing price on the principal exchange or system on which they are traded, and any additional required collateral is delivered to the Fund on the next business day. As with other extensions of credit, the Fund may experience delay in the recovery of its securities or incur a loss should the borrower of the securities breach its agreement with the Fund or become insolvent at a time when the collateral is

21

GOLDMAN SACHS VARIABLE INSURANCE TRUST SMALL CAP EQUITY INSIGHTS FUND

Notes to Financial Statements (continued)

December 31, 2019

7.    SECURITIES LENDING (continued)

insufficient to cover the cost of repurchasing securities on loan. Dividend income received from securities on loan may not be subject to withholding taxes and therefore withholding taxes paid may differ from the amounts listed in the Statement of Operations. Loans of securities are terminable at any time and as such 1) the remaining contractual maturities of the outstanding securities lending transactions are considered to be overnight and continuous and 2) the borrower, after notice, is required to return borrowed securities within the standard time period for settlement of securities transactions.

The Fund invests the cash collateral received in connection with securities lending transactions in the Goldman Sachs Financial Square Government Fund (“Government Money Market Fund”), an affiliated series of the Goldman Sachs Trust. The Government Money Market Fund is registered under the Act as an open end investment company, is subject to Rule 2a-7 under the Act, and is managed by GSAM, for which GSAM may receive a management fee of up to 0.16% on an annualized basis of the average daily net assets of the Government Money Market Fund.

In the event of a default by a borrower with respect to any loan, GSAL will exercise any and all remedies provided under the applicable borrower agreement to make the Fund whole. These remedies include purchasing replacement securities by applying the collateral held from the defaulting broker against the purchase cost of the replacement securities. If GSAL is unable to purchase replacement securities, GSAL will indemnify the Fund by paying the Fund an amount equal to the market value of the securities loaned minus the value of cash collateral received from the borrower for the loan, subject to an exclusion for any shortfalls resulting from a loss of value in such cash collateral due to reinvestment risk. The Fund’s master netting agreements with certain borrowers provide the right, in the event of a default (including bankruptcy or insolvency), for the non-defaulting party to liquidate the collateral and calculate net exposure to the defaulting party or request additional collateral. However, in the event of a default by a borrower, a resolution authority could determine that such rights are not enforceable due to the restrictions or prohibitions against the right of set-off that may be imposed in accordance with a particular jurisdiction’s bankruptcy or insolvency laws. The Fund’s loaned securities were all subject to enforceable Securities Lending Agreements and the value of the collateral was at least equal to the value of the cash received. The amounts of the Fund’s overnight and continuous agreements, which represent the gross amounts of recognized liabilities for securities lending transactions outstanding as of December 31, 2019, are disclosed as “Payable upon return of securities loaned” on the Statement of Assets and Liabilities, where applicable.

Both the Fund and GSAL received compensation relating to the lending of the Fund’s securities. The amounts earned, if any, by the Fund for the fiscal year ended December 31, 2019, are reported under Investment Income on the Statement of Operations.

The table below details securities lending activity with affiliates of Goldman Sachs:

For the Fiscal Year Ended December 31, 2019
Earnings of GSAL Relating to Securities Loaned	Amount Received by the Fund from Lending to Goldman Sachs	Amount Payable to Goldman Sachs Upon Return of Securities Loaned as of December 31, 2019

$1,811	$699	$—

The following table provides information about the Fund’s investment in the Government Money Market Fund for the fiscal year ended December 31, 2019:

Beginning Value as of December 31, 2018	Purchases at Cost	Proceeds from Sales	Ending Value as of December 31, 2019

$993,085	$10,384,588	$(11,318,923)	$58,750

22

GOLDMAN SACHS VARIABLE INSURANCE TRUST SMALL CAP EQUITY INSIGHTS FUND

8.    TAX INFORMATION (continued)

The tax character of distributions paid during the fiscal years ended December 31, 2018 and December 31, 2019 was as follows:

	2018	2019
Distributions paid from:
Ordinary income	$6,368,697	$425,753
Net long-term capital gains	8,313,177	1,934,815
Total taxable distributions	$14,681,874	$2,360,568

As of December 31, 2019, the components of accumulated earnings (losses) on a tax-basis were as follows:

Undistributed ordinary income — net	$49,807
Undistributed long-term capital gains	1,199,722
Total undistributed earnings	$1,249,529
Timing differences (Real Estate Trust Investments)	$18,349
Unrealized gains — net	9,418,021
Total accumulated earnings — net	$10,685,899

As of December 31, 2019, the Fund’s aggregate security unrealized gains and losses based on cost for U.S. federal income tax purposes were as follows:

Tax cost	$85,048,361
Gross unrealized gain	13,243,913
Gross unrealized loss	(3,825,892)
Net unrealized gain	$9,418,021

The difference between GAAP-basis and tax-basis unrealized gains (losses) is attributable primarily to wash sales.

GSAM has reviewed the Fund’s tax positions for all open tax years (the current and prior three years, as applicable) and has concluded that no provision for income tax is required in the Fund’s financial statements. Such open tax years remain subject to examination and adjustment by tax authorities.

9.    OTHER RISKS

The Fund’s risks include, but are not limited to, the following:

Derivatives Risk — The Fund’s use of derivatives may result in loss. Derivative instruments, which may pose risks in addition to and greater than those associated with investing directly in securities, currencies or other instruments, may be illiquid or less liquid, volatile, difficult to price and leveraged so that small changes in the value of the underlying instruments may produce disproportionate losses to the Fund. Derivatives are also subject to counterparty risk, which is the risk that the other party in the transaction will not fulfill its contractual obligation. The use of derivatives is a highly specialized activity that involves investment techniques and risks different from those associated with investments in more traditional securities and instruments. Losses from derivatives can also result from a lack of correlation between changes in the value of derivative instruments and the portfolio assets (if any) being hedged.

23

GOLDMAN SACHS VARIABLE INSURANCE TRUST SMALL CAP EQUITY INSIGHTS FUND

Notes to Financial Statements (continued)

December 31, 2019

9.    OTHER RISKS (continued)

Investments in Other Investment Companies Risk — As a shareholder of another investment company, the Fund will indirectly bear its proportionate share of any net management fees and other expenses paid by such other investment companies, in addition to the fees and expenses regularly borne by the Fund.

Large Shareholder Transactions Risk — The Fund may experience adverse effects when certain large shareholders, such as other funds, participating insurance companies, accounts and Goldman Sachs affiliates, purchase or redeem large amounts of shares of the Fund. Such large shareholder redemptions, which may occur rapidly or unexpectedly, may cause the Fund to sell portfolio securities at times when it would not otherwise do so, which may negatively impact the Fund’s NAV and liquidity. These transactions may also accelerate the realization of taxable income to shareholders if such sales of investments resulted in gains, and may also increase transaction costs. In addition, a large redemption could result in the Fund’s current expenses being allocated over a smaller asset base, leading to an increase in the Fund’s expense ratio. Similarly, large Fund share purchases may adversely affect the Fund’s performance to the extent that the Fund is delayed in investing new cash or otherwise maintains a larger cash position than it ordinarily would.

Liquidity Risk — The Fund may make investments that are illiquid or that may become less liquid in response to market developments or adverse investor perceptions. Illiquid investments may be more difficult to value. Liquidity risk may also refer to the risk that the Fund will not be able to pay redemption proceeds within the allowable time period or without significant dilution to remaining investors’ interests because of unusual market conditions, an unusually high volume of redemption requests, or other reasons. To meet redemption requests, the Fund may be forced to sell investments at an unfavorable time and/or under unfavorable conditions. If the Fund is forced to sell securities at an unfavorable time and/or under unfavorable conditions, such sales may adversely affect the Fund’s NAV and dilute remaining investors’ interests. Redemptions by large shareholders may have a negative impact on the Fund’s liquidity.

Market and Credit Risks — In the normal course of business, the Fund trades financial instruments and enters into financial transactions where risk of potential loss exists due to changes in the market (market risk). Additionally, the Fund may also be exposed to credit risk in the event that an issuer or guarantor fails to perform or that an institution or entity with which the Fund has unsettled or open transactions defaults.

10.    INDEMNIFICATIONS

Under the Trust’s organizational documents, its Trustees, officers, employees and agents are indemnified, to the extent permitted by the Act and state law, against certain liabilities that may arise out of performance of their duties to the Fund. Additionally, in the course of business, the Fund enters into contracts that contain a variety of indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred. However, GSAM believes the risk of loss under these arrangements to be remote.

11.    OTHER MATTERS

On November 5, 2019, a definitive proxy statement (“proxy”) was filed with the SEC to elect certain Trustees to the Trust. The Fund will bear its respective share of the proxy, shareholder meeting and other related costs and GSAM has agreed to reimburse the Fund to the extent such expenses exceed a specified percentage of the Fund’s net assets.

12.    SUBSEQUENT EVENTS

Subsequent events after the Statement of Assets and Liabilities date other than above have been evaluated, and GSAM has concluded that there is no impact requiring adjustment or disclosure in the financial statements.

24

GOLDMAN SACHS VARIABLE INSURANCE TRUST SMALL CAP EQUITY INSIGHTS FUND

13.    SUMMARY OF SHARE TRANSACTIONS (continued)

Share activity is as follows:

	For the Fiscal Year Ended December 31, 2019		For the Fiscal Year Ended December 31, 2018
	Shares	Dollars	Shares	Dollars
Institutional Shares
Shares sold	757,715	$9,168,973	746,343	$10,751,346
Reinvestment of distributions	159,352	1,999,867	1,125,530	11,874,335
Shares redeemed	(1,241,504)	(14,923,018)	(921,549)	(13,354,939)
	(324,437)	(3,754,178)	950,324	9,270,742
Service Shares
Shares sold	82,662	970,133	128,444	1,827,261
Reinvestment of distributions	28,972	360,700	268,407	2,807,539
Shares redeemed	(461,347)	(5,428,381)	(301,678)	(4,388,157)
	(349,713)	(4,097,548)	95,173	246,643

NET INCREASE (DECREASE)	(674,150)	$(7,851,726)	1,045,497	$9,517,385

25

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of Goldman Sachs Variable Insurance Trust and Shareholders of Goldman Sachs Small Cap Equity Insights Fund

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Goldman Sachs Small Cap Equity Insights Fund (one of the funds constituting Goldman Sachs Variable Insurance Trust, referred to hereafter as the “Fund”) as of December 31, 2019, the related statement of operations for the year ended December 31, 2019, the statements of changes in net assets for each of the two years in the period ended December 31, 2019, including the related notes, and the financial highlights for each of the periods indicated therein (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of December 31, 2019, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended December 31, 2019 and the financial highlights for each of the periods indicated therein in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of December 31, 2019 by correspondence with the custodian, transfer agent and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Boston, Massachusetts

February 14, 2020

We have served as the auditor of one or more investment companies in the Goldman Sachs fund complex since 2000.

26

GOLDMAN SACHS VARIABLE INSURANCE TRUST SMALL CAP EQUITY INSIGHTS FUND

Voting Results of Special Meeting of Shareholders (Unaudited)

A Special Meeting (the “Meeting”) of the Goldman Sachs Variable Insurance Trust (“VIT”) was held on January 23, 2020 to consider and act upon the proposal below. The Fund will amortize its respective share of the proxy, shareholder meeting and other related costs and GSAM has agreed to reimburse the Fund to the extent such expenses exceed a specified percentage of the Fund’s net assets.

At the Meeting, Dwight L. Bush, Kathryn A. Cassidy, Joaquin Delgado and Gregory G. Weaver were elected to the Trust’s Board of Trustees. In electing trustees, the Trust’s shareholders voted as follows:

Proposal 1. Election of Trustees	For	Against	Withheld	Broker Non-Votes

Dwight L. Bush	745,493,677.130	0	17,848,840.639	0

Kathryn A. Cassidy	746,559,784.810	0	16,782,732.959	0

Joaquin Delgado	744,593,456.532	0	18,749,061.237	0

Gregory G. Weaver	746,707,039.321	0	16,635,478.448	0

27

GOLDMAN SACHS VARIABLE INSURANCE TRUST SMALL CAP EQUITY INSIGHTS FUND

Fund Expenses — Six Month Period Ended December 31, 2019 (Unaudited)

As a shareholder of Institutional or Service Shares of the Fund, you incur ongoing costs, including management fees, distribution and/or service (12b-1) fees (with respect to Service Shares) and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in Institutional Shares and Service Shares of the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from July 1, 2019 through December 31, 2019, which represents a period of 184 days of a 365 day year.

Actual Expenses — The first line under each share class in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000=8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes — The second line under each share class in the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual net expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only. As a shareholder of the Fund you do not incur any transaction costs, such as sales charges, redemption fees, or exchange fees, but shareholders of other funds may incur such costs. The second line of the table is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds whose shareholders may incur transaction costs.

Share Class	Beginning Account Value 07/01/19	Ending Account Value 12/31/19		Expenses Paid for the 6 Months Ended 12/31/19*
Institutional

Actual	$1,000	$1,073.50		$4.55
Hypothetical 5% return	1,000	1,020.82	+	4.43
Service

Actual	1,000	1,072.20		5.80
Hypothetical 5% return	1,000	1,019.61	+	5.65

+	Hypothetical expenses are based on the Fund’s actual annualized net expense ratios and an assumed rate of return of 5% per year before expenses.

*

Expenses are calculated using the Fund’s annualized net expense ratio for each class, which represents the ongoing expenses as a percentage of net assets for the six months ended December 31, 2019. Expenses are calculated by multiplying the annualized net expense ratio by the average account value for the period; then multiplying the result by the number of days in the most recent fiscal half year; and then dividing that result by the number of days in the fiscal year. The annualized net expense ratios for the period were 0.87% and 1.11% for Institutional and Service Shares, respectively.

28

GOLDMAN SACHS VARIABLE INSURANCE TRUST SMALL CAP EQUITY INSIGHTS FUND

Trustees and Officers (Unaudited)

Independent Trustees

Name, Address and Age[1]	Position(s) Held with the Trust	Term of Office and Length of Time Served[2]	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee[3]	Other Directorships Held by Trustee[4]
Jessica Palmer Age: 70	Chair of the Board of Trustees	Since 2018 (Trustee since 2007)	Ms. Palmer is retired. She was formerly Consultant, Citigroup Human Resources Department (2007-2008); Managing Director, Citigroup Corporate and Investment Banking (previously, Salomon Smith Barney/Salomon Brothers) (1984-2006). Ms. Palmer was a Member of the Board of Trustees of Indian Mountain School (private elementary and secondary school) (2004-2009). Chair of the Board of Trustees — Goldman Sachs Trust and Goldman Sachs Variable Insurance Trust.	102	None
Kathryn A. Cassidy Age: 65	Trustee	Since 2015	Ms. Cassidy is retired. Formerly, she was Advisor to the Chairman (May 2014-December 2014); and Senior Vice President and Treasurer (2008-2014), General Electric Company & General Electric Capital Corporation (technology and financial services companies). Trustee — Goldman Sachs Trust and Goldman Sachs Variable Insurance Trust.	102	None
Diana M. Daniels Age: 70	Trustee	Since 2007	Ms. Daniels is retired. Formerly, she was Vice President, General Counsel and Secretary, The Washington Post Company (1991-2006). Ms. Daniels is a Trustee Emeritus and serves as a Presidential Councillor of Cornell University (2013-Present); former Member of the Legal Advisory Board, New York Stock Exchange (2003-2006) and of the Corporate Advisory Board, Standish Mellon Management Advisors (2006-2007). Trustee — Goldman Sachs Trust and Goldman Sachs Variable Insurance Trust.	102	None
Roy W. Templin Age: 59	Trustee	Since 2013

Mr. Templin is retired. He is Director, Armstrong World Industries, Inc. (a designer and manufacturer of ceiling, wall and suspension system solutions) (2016-Present); and was formerly Chairman of the Board of Directors, Con-Way Incorporated (a transportation, logistics and supply chain management service company) (2014-2015); Executive Vice President and Chief Financial Officer, Whirlpool Corporation (an appliance manufacturer and marketer) (2004-2012). Previously, Mr. Templin served as an Advisory Board Member of Goldman Sachs Trust and Goldman Sachs Variable Insurance Trust (June 2013-October 2013).

Trustee — Goldman Sachs Trust and Goldman Sachs Variable Insurance Trust.

				102	Armstrong World Industries, Inc. (a ceiling, wall and suspension systems solutions manufacturer)
Gregory G. Weaver Age: 68	Trustee	Since 2015	Mr. Weaver is retired. He is Director, Verizon Communications Inc. (2015-Present); and was formerly Chairman and Chief Executive Officer, Deloitte & Touche LLP (a professional services firm) (2001-2005 and 2012-2014); and Member of the Board of Directors, Deloitte & Touche LLP (2006-2012). Trustee — Goldman Sachs Trust and Goldman Sachs Variable Insurance Trust.	102	Verizon Communications Inc.

29

GOLDMAN SACHS VARIABLE INSURANCE TRUST SMALL CAP EQUITY INSIGHTS FUND

Trustees and Officers (Unaudited) (continued)

Interested Trustee*

Name, Address and Age[1]	Position(s) Held with the Trust	Term of Office and Length of Time Served[2]	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee[3]	Other Directorships Held by Trustee[4]
James A. McNamara Age: 57	President and Trustee	Since 2007

Advisory Director, Goldman Sachs (January 2018-Present); Managing Director, Goldman Sachs (January 2000-December 2017); Director of Institutional Fund Sales, GSAM (April 1998-December 2000); and Senior Vice President and Manager, Dreyfus Institutional Service Corporation (January 1993-April 1998).

President and Trustee — Goldman Sachs Trust; Goldman Sachs Variable Insurance Trust; Goldman Sachs Trust II; Goldman Sachs MLP Income Opportunities Fund; Goldman Sachs MLP and Energy Renaissance Fund; Goldman Sachs ETF Trust; Goldman Sachs Credit Income Fund; and Goldman Sachs Real Estate Diversified Income Fund.

				165	None

Advisory Board Members

Name, Address, Age[1]	Position(s) Held with the Trust	Term of Office and Length of Time Served[2]	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Advisory Board Member[3]	Other Directorships Held by Advisory Board Member[4]
Dwight L. Bush Age: 62	Advisory Board Member	Since 2019	Ambassador Bush is President and CEO of D.L. Bush & Associates (a financial advisory and private investment firm) (2002-2014 and 2017-present); and was formerly U.S. Ambassador to the Kingdom of Morocco (2014-2017) and a Member of the Board of Directors of Santander Bank, N.A. (2018-2019). Advisory Board Member — Goldman Sachs Trust and Goldman Sachs Variable Insurance Trust.	102	None
Joaquin Delgado Age: 59	Advisory Board Member	Since 2019	Dr. Delgado is retired. He is Director, Hexion Inc. (a specialty chemical manufacturer) (2019-present); and Director, Stepan Company (a specialty chemical manufacturer) (2011-present); and was formerly Executive Vice President, Consumer Business Group of 3M Company (July 2016-July 2019); and Executive Vice President, Health Care Business Group of 3M Company (October 2012-July 2016). Advisory Board Member — Goldman Sachs Trust and Goldman Sachs Variable Insurance Trust.	102	Stepan Company (a specialty chemical manufacturer)

*

Mr. McNamara is considered to be an “Interested Trustee” because he holds positions with Goldman Sachs and owns securities issued by The Goldman Sachs Group, Inc. Mr. McNamara holds comparable positions with certain other companies of which Goldman Sachs, GSAM or an affiliate thereof is the investment adviser, administrator and/or distributor.

[1]

Each Trustee and Advisory Board Member may be contacted by writing to the Trustee or Advisory Board Member, c/o Goldman Sachs, 200 West Street, New York, New York, 10282, Attn: Caroline Kraus. Information is provided as of December 31, 2019.

[2]

Subject to such policies as may be adopted by the Board from time-to-time, each Trustee holds office for an indefinite term, until the earliest of: (a) the election of his or her successor; (b) the date the Trustee resigns or is removed by the Board or shareholders, in accordance with the Trust’s Declaration of Trust; or (c) the termination of the Trust. The Board has adopted policies which provide that (a) no Trustee shall hold office for more than 15 years and (b) a Trustee shall retire as of December 31st of the calendar year in which he or she reaches his or her 74th birthday, unless a waiver of such requirements shall have been adopted by a majority of the other Trustees. These policies may be changed by the Trustees without shareholder vote.

[3]

The Goldman Sachs Fund Complex includes certain other companies listed above for each respective Trustee. As of December 31, 2019, Goldman Sachs Trust consisted of 89 portfolios; Goldman Sachs Variable Insurance Trust consisted of 13 portfolios; Goldman Sachs Trust II consisted of 19 portfolios (17 of which offered shares to the public); Goldman Sachs MLP Income Opportunities Fund, Goldman Sachs MLP and Energy Renaissance Fund, Goldman Sachs Credit Income Fund and Goldman Sachs Real Estate Diversified Income Fund each consisted of one portfolio; and Goldman Sachs ETF Trust consisted of 40 portfolios (21 of which offered shares to the public).

[4]

This column includes only directorships of companies required to report to the Securities and Exchange Commission under the Securities Exchange Act of 1934 (i.e., “public companies”) or other investment companies registered under the Act.

Additional information about the Trustees is available in the Fund’s Statement of Additional Information, which can be obtained from Goldman Sachs free of charge by calling this toll-free number (in the United States of America): 1-800-526-7384. Additional information about the Advisory Board Members will be available in the Fund’s Statement of Additional Information dated April 30, 2020, which will be available from Goldman Sachs free of charge by calling this toll-free number (in the United States of America): 1-800-526-7384.

30

GOLDMAN SACHS VARIABLE INSURANCE TRUST SMALL CAP EQUITY INSIGHTS FUND

Trustees and Officers (Unaudited) (continued)

Officers of the Trust*

Name, Address and Age[1]	Position(s) Held with the Trust	Term of Office and Length of Time Served[2]	Principal Occupation(s) During Past 5 Years
James A. McNamara 200 West Street New York, NY 10282 Age: 57	Trustee and President	Since 2007

Advisory Director, Goldman Sachs (January 2018-Present); Managing Director, Goldman Sachs (January 2000-December 2017); Director of Institutional Fund Sales, GSAM (April 1998-December 2000); and Senior Vice President and Manager, Dreyfus Institutional Service Corporation (January 1993-April 1998).

President and Trustee — Goldman Sachs Trust; Goldman Sachs Variable Insurance Trust; Goldman Sachs Trust II; Goldman Sachs MLP Income Opportunities Fund; Goldman Sachs MLP and Energy Renaissance Fund; Goldman Sachs ETF Trust; Goldman Sachs Credit Income Fund; and Goldman Sachs Real Estate Diversified Income Fund.

Caroline L. Kraus 200 West Street New York, NY 10282 Age: 42	Secretary	Since 2012

Managing Director, Goldman Sachs (January 2016-Present); Vice President, Goldman Sachs (August 2006-December 2015); Associate General Counsel, Goldman Sachs (2012-Present); Assistant General Counsel, Goldman Sachs (August 2006-December 2011); and Associate, Weil, Gotshal & Manges, LLP (2002-2006).

Secretary — Goldman Sachs Trust (previously Assistant Secretary (2012)); Goldman Sachs Variable Insurance Trust (previously Assistant Secretary (2012)); Goldman Sachs Trust II; Goldman Sachs BDC, Inc.; Goldman Sachs Private Middle Market Credit LLC; Goldman Sachs Private Middle Market Credit II LLC; Goldman Sachs Middle Market Lending Corp.; Goldman Sachs MLP Income Opportunities Fund; Goldman Sachs MLP and Energy Renaissance Fund; Goldman Sachs ETF Trust; Goldman Sachs Credit Income Fund; and Goldman Sachs Real Estate Diversified Income Fund.

Joseph F. DiMaria 30 Hudson Street Jersey City, NJ 07302 Age: 51	Treasurer, Principal Financial Officer and Principal Accounting Officer	Since 2017 (Treasurer and Principal Financial Officer since 2019)

Managing Director, Goldman Sachs (November 2015-Present) and Vice President — Mutual Fund Administration, Columbia Management Investment Advisers, LLC

(May 2010-October 2015).

Treasurer, Principal Financial Officer and Principal Accounting Officer — Goldman Sachs Trust (previously Assistant Treasurer (2016)); Goldman Sachs Variable Insurance Trust (previously Assistant Treasurer (2016)); Goldman Sachs Trust II (previously Assistant Treasurer (2017)); Goldman Sachs MLP Income Opportunities Fund (previously Assistant Treasurer (2017)); Goldman Sachs MLP and Energy Renaissance Fund (previously Assistant Treasurer (2017)); Goldman Sachs ETF Trust (previously Assistant Treasurer (2017)); Goldman Sachs Credit Income Fund; and Goldman Sachs Real Estate Diversified Income Fund.

*

Represents a partial list of officers of the Trust. Additional information about all the officers is available in the Fund’s Statement of Additional Information, which can be obtained from Goldman Sachs free of charge by calling this toll-free number (in the United States): 1-800-526-7384.

[1]	Information is provided as of December 31, 2019.
[2]

Officers hold office at the pleasure of the Board of Trustees or until their successors are duly elected and qualified. Each officer holds comparable positions with certain other companies of which Goldman Sachs, GSAM or an affiliate thereof is the investment adviser, administrator and/or distributor.

Goldman Sachs Variable Insurance Trust — Tax Information (Unaudited)

For the year ended December 31, 2019, 91.47% of the dividends paid from net investment company taxable income by the Small Cap Equity Insights Fund qualify for the dividends received deduction available to corporations.

Pursuant to Section 852 of the Internal Revenue Code, the Small Cap Equity Insights Fund designates $1,934,815 or, if different, the maximum amount allowable, as capital gain dividends paid during the fiscal year ended December 31, 2019.

31

TRUSTEES	OFFICERS
Jessica Palmer, Chair Dwight L. Bush* Kathryn A. Cassidy Diana M. Daniels Joaquin Delgado* James A. McNamara Roy W. Templin Gregory G. Weaver	James A. McNamara, President Joseph F. DiMaria, Principal Financial Officer, Principal Accounting Officer and Treasurer Caroline L. Kraus, Secretary
*Effective as of January 23, 2020

GOLDMAN SACHS & CO. LLC

Distributor and Transfer Agent

GOLDMAN SACHS ASSET MANAGEMENT, L.P.

Investment Adviser

200 West Street, New York

New York 10282

Visit our web site at www.GSAMFUNDS.com to obtain the most recent month-end returns.

The reports concerning the Fund included in this shareholder report may contain certain forward-looking statements about the factors that may affect the performance of the Fund in the future. These statements are based on Fund management’s predictions and expectations concerning certain future events and their expected impact on the Fund, such as performance of the economy as a whole and of specific industry sectors, changes in the levels of interest rates, the impact of developing world events, and other factors that may influence the future performance of the Fund. Management believes these forward-looking statements to be reasonable, although they are inherently uncertain and difficult to predict. Actual events may cause adjustments in portfolio management strategies from those currently expected to be employed.

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities and information regarding how the Fund voted proxies relating to portfolio securities for the 12-month period ended December 31 is available (i) without charge, upon request by calling 1-800-621-2550; and (ii) on the Securities and Exchange Commission (“SEC”) web site at http://www.sec.gov.

The Fund will file its portfolio holdings information for each month in a fiscal quarter within 60 days after the end of the relevant fiscal quarter on Form N-PORT. Portfolio holdings information for the third month of each fiscal quarter will be made available on the SEC’s web site at http://www.sec.gov. Portfolio holdings information may be obtained upon request and without charge by calling 1-800-526-7384 (for Retail Shareholders) or 1-800-621-2550 (for Institutional Shareholders).

Views and opinions expressed are for informational purposes only and do not constitute a recommendation by GSAM to buy, sell, or hold any security. Views and opinions are current as of the date of this presentation and may be subject to change, they should not be construed as investment advice.

Goldman Sachs & Co. LLC (“Goldman Sachs”) does not provide legal, tax or accounting advice. Any statement contained in this communication (including any attachments) concerning U.S. tax matters was not intended or written to be used, and cannot be used, for the purpose of avoiding penalties under the Internal Revenue Code, and was written to support the promotion or marketing of transaction or matter addressed. Clients of Goldman Sachs should obtain their own independent tax advice based on their particular circumstances.

The website links provided are for your convenience only and are not an endorsement or recommendation by GSAM of any of these websites or the products or services offered. GSAM is not responsible for the accuracy and validity of the content of these websites.

Fund holdings and allocations shown are as of December 31, 2019 and may not be representative of future investments. Fund holdings should not be relied on in making investment decisions and should not be construed as research or investment advice regarding particular securities. Current and future holdings are subject to risk.

References to indices, benchmarks or other measures of relative market performance over a specified period of time are provided for your information only and do not imply that the portfolio will achieve similar results. The index composition may not reflect the manner in which a portfolio is constructed. While an adviser seeks to design a portfolio which reflects appropriate risk and return features, portfolio characteristics may deviate from those of the benchmark.

The Global Industry Classification Standard (“GICS”) was developed by and is the exclusive property and a service mark of Morgan Stanley Capital International Inc. (“MSCI”) and Standard & Poor’s, a division of The McGraw-Hill Companies, Inc. (“S&P”) and is licensed for use by Goldman Sachs. Neither MSCI, S&P nor any other party involved in making or compiling the GICS or any GICS classifications makes any express or implied warranties or representations with respect to such standard or classification (or the results to be obtained by the use thereof), and all such parties hereby expressly disclaim all warranties of originality, accuracy, completeness, merchantability or fitness for a particular purpose with respect to any of such standard or classification. Without limiting any of the foregoing, in no event shall MSCI, S&P, any of their affiliates or any third party involved in making or compiling the GICS or any GICS classifications have any liability for any direct, indirect, special, punitive, consequential or any other damages (including lost profits) even if notified of the possibility of such damages.

The portfolio risk management process includes an effort to monitor and manage risk, but does not imply low risk.

Shares of the Goldman Sachs VIT Funds are offered to separate accounts of participating life insurance companies for the purpose of funding variable annuity contracts and variable life insurance policies. Shares of the Fund are not offered directly to the general public. The variable annuity contracts and variable life insurance policies are described in the separate prospectuses issued by participating insurance companies. You should refer to those prospectuses for information about surrender charges, mortality and expense risk fees and other charges that may be assessed by participating insurance companies under the variable annuity contracts or variable life insurance policies. Such fees or charges, if any, may affect the return you may realize with respect to your investments. Ask your representative for more complete information. Please consider a fund’s objectives, risks and charges and expenses, and read the prospectus carefully before investing. The prospectus contains this and other information about the Fund.

This material is not authorized for distribution to prospective investors unless preceded or accompanied by a current prospectus or summary prospectus, if applicable. Investors should consider the Fund’s objective, risks, and charges and expenses, and read the summary prospectus, if available, and/or the prospectus carefully before investing or sending money. The summary prospectus, if available, and the prospectus contain this and other information about the Fund and may be obtained from your authorized dealer or from Goldman Sachs & Co. LLC by calling 1-800-621-2550.

This report is prepared for the general information of contract owners and is not an offer of shares of the Goldman Sachs Variable Insurance Trust — Goldman Sachs Small Cap Equity Insights Fund.

© 2020 Goldman Sachs. All rights reserved.

VITSCAR-20/192787-OTU-1134411

Goldman

Sachs Variable Insurance Trust

Goldman Sachs

Strategic Growth Fund

Beginning on or after January 1, 2021, you may not receive paper copies of the Fund’s annual and semi-annual shareholder reports from the insurance company that offers your variable insurance contract or your financial intermediary, unless you specifically request paper copies of the reports from the insurance company or from your financial intermediary. Instead, the reports will be made available on a website, and you will be notified by mail each time a report is posted and provided with a website link to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. At any time, you may elect to receive reports and certain communications from the insurance company electronically by contacting your insurance company or your financial intermediary.

You may elect to receive all future shareholder reports in paper free of charge. You can inform the insurance company or your financial intermediary that you wish to receive paper copies of reports. Your election to receive reports in paper will apply to all Goldman Sachs Funds available under your contract and may apply to all funds held with your financial intermediary.

Annual Report

December 31, 2019

GOLDMAN SACHS VARIABLE INSURANCE TRUST STRATEGIC GROWTH FUND

INVESTMENT OBJECTIVE

The Fund seeks long-term growth of capital.

Portfolio Management Discussion and Analysis

Below, the Goldman Sachs Fundamental Equity U.S. Equity Portfolio Management Team discusses the Goldman Sachs Variable Insurance Trust — Goldman Sachs Strategic Growth Fund’s (the “Fund”) performance and positioning for the 12-month period ended December 31, 2019 (the “Reporting Period”).

How did the Fund perform during the Reporting Period?

During the Reporting Period, the Fund’s Institutional and Service Shares generated average annual total returns of 35.53% and 35.32%, respectively. These returns compare to the 36.39% average annual total return of the Fund’s benchmark, the Russell 1000® Growth Index (with dividends reinvested) (the “Russell Index”), during the same time period.

What economic and market factors most influenced the equity markets as a whole during the Reporting Period?

Representing the U.S. equity market, the S&P 500® Index returned 31.49% during the Reporting Period, achieving a record high and its strongest annual gain since 2013.

The U.S. equity market rallied at the start of the Reporting Period, almost completely recovering from a sell-off at the end of 2018. After four gradual interest rate hikes in 2018, the U.S. Federal Reserve (“Fed”) cut interest rates three times in 2019 in an effort to keep the U.S. economic expansion intact amid trade uncertainties. The trade war between the U.S. and China pressured macroeconomic indicators throughout the first half of the calendar year but did little to suppress a resilient consumer, which ultimately outweighed manufacturing weakness. By the fourth quarter of 2019, U.S. stock returns accelerated with an uptick of U.S. manufacturing and service sector business surveys as well as a consistently strong labor market. The U.S. added more than 200,000 jobs in November 2019, double the break-even pace of long-term job growth. These developments helped restore market confidence, while fundamentals of low core inflation, contained financial imbalance and reduced drag of a trade war fended off imminent recession risk.

For the Reporting Period overall, all 10 sectors of the Russell Index posted positive absolute returns, with nine of the 10 generating double-digit gains. Information technology, financials and communication services were the best performing sectors in the Russell Index, as measured by total return, while the weakest performing sectors in the Russell Index during the Reporting Period were energy, health care and industrials.

Within the U.S. equity market, all capitalization segments posted double-digit positive returns, led by large-cap stocks, as measured by the Russell 1000® Index, followed closely by mid-cap stocks, as measured by the Russell Midcap® Index, and then by small-cap stocks, as measured by the Russell 2000® Index. From a style perspective, growth-oriented stocks significantly outpaced value-oriented stocks across the capitalization spectrum. (All as measured by the FTSE Russell indices.)

What key factors were responsible for the Fund’s performance during the Reporting Period?

The Fund generated robust double-digit absolute gains but modestly underperformed the Russell Index on a relative basis during the Reporting Period. Stock selection overall contributed positively to the Fund’s relative results. Sector allocation as a whole detracted.

Which equity market sectors most significantly affected Fund performance?

Detracting most from the Fund’s relative results during the Reporting Period was weak stock selection within the industrials and financials sectors. Having an overweight position in energy, which posted positive returns but was the weakest sector in the Russell Index during the Reporting Period, also hurt results. Having a position in cash, albeit modest, during the Reporting Period when the Russell Index rallied further dampened the Fund’s relative results. On the other hand, contributing most positively to the Fund’s relative results during the Reporting Period was effective stock selection in the health care, consumer discretionary and real estate sectors.

Which stocks detracted significantly from the Fund’s performance during the Reporting Period?

Detracting from the Fund’s results relative to the Russell Index were positions in information technology giant Apple, specialty materials and chemicals company Dupont de Nemours and online social rideshare platform Lyft.

1

GOLDMAN SACHS VARIABLE INSURANCE TRUST STRATEGIC GROWTH FUND

The Fund’s underweight position in Apple detracted most from relative results, as its stock appreciated significantly during the Reporting Period. In early November 2019, a strong earnings report featuring growth in iPhone sales, wearables and services as well as stabilizing sales in China caused its stock to rise. Overall, at the end of the Reporting Period, we continued to monitor Apple and its latest developments for 2020.

Dupont de Nemours’ stock trailed the broader U.S. equity market and the materials sector as a whole, with fears around U.S.-China trade tensions causing one of the headwinds. In the first week of April 2019, the company had spun off from its parent company and initiated a one-for-three reverse stock split. (A reverse stock split is a type of corporate action which consolidates the number of existing shares of stock into fewer, proportionally more valuable, shares.) Despite its early struggles as a stand-alone company, we believe its management is keen to deliver value for its shareholders. At the end of the Reporting Period, we also felt the company’s transportation and advanced polymers segment was well positioned to capture a significant opportunity from global growth in hybrid and electric vehicles.

Shares of Lyft, a new position for the Fund during the Reporting Period, fell following its disappointing first quarter 2019 earnings release revealing greater than market expected losses. This trend continued for the rest of the Reporting Period, which was its first year as a public company. At the end of the Reporting Period, we believed Lyft may benefit from strategic partnerships and margin expansion as the ridesharing industry is showing, in our view, competitive rationality.

What were some of the Fund’s best-performing individual stocks?

Among those stocks the Fund benefited most from relative to the Russell Index were an underweight position in research-based biopharmaceutical company AbbVie and overweight positions in integrated circuit designer, developer and seller NXP Semiconductors and gene therapy firm Sarepta Therapeutics.

In late January 2019, AbbVie’s stock fell sharply after the company reported its fourth quarter 2018 results, in which several negative headlines provoked a sell-off. First, AbbVie missed revenue and earnings consensus estimates. Second, Humira, an immunology drug that constitutes the majority of the company’s revenues, saw biosimilar competition in Europe significantly erode its international revenues. Finally, AbbVie announced relatively weak 2019 guidance, highlighting concerns that Humira may face heightened pressures in the U.S. ahead of its patent expiration in 2023. Toward the middle of the Reporting Period, the company also announced it would be acquiring pharmaceutical company Allergan, which caused AbbVie’s stock to drop, as investors digested the news and its potential implications. At the end of the Reporting Period, we remained cautious, as we maintained an underweight position in AbbVie and planned to monitor potential headwinds and developments going forward.

Following a challenging end of 2018 with trade war concerns, NXP Semiconductors’ stock increased rather steadily through the first half of 2019 along with the broader semiconductor industry. Its stock price also increased in late October 2019 and early November when the company beat consensus expectations for earnings per share and top-line revenues by a wide margin. At the end of the Reporting Period, we continued to view NXP Semiconductors positively given its relatively steady free cash flows and what we see as its potential moving forward for margin expansion and fifth-generation, or 5G, growth acceleration.

Sarepta Therapeutics, a new purchase for the Fund during the Reporting Period, saw its shares rally in mid-December 2019 after it was announced the U.S. Food and Drug Administration approved the company’s muscular dystrophy drug. At the end of the Reporting Period, we were confident in Sarepta Therapeutics’ ability to commercialize this opportunity going forward.

How did the Fund use derivatives and similar instruments during the Reporting Period?

During the Reporting Period, we did not use derivatives as part of an active management strategy.

Did the Fund make any significant purchases or sales during the Reporting Period?

In addition to those already-mentioned purchases initiated during the Reporting Period, we established a Fund position in Paypal Holdings. The company engages in the creation of digital payment platforms. We believe the company is well positioned in a highly fragmented and highly competitive digital payments industry due to the partnerships it has signed, the acceleration of the monetization of Venmo, which Paypal Holdings owns, and the enhancement of its core business from recent merger and acquisition activity.

We established a Fund position in Accenture during the Reporting Period. We feel that in recent years Accenture has repositioned itself as a leading information technology implementation company in digital and new age technologies, including cloud, software-as-a-service (“SaaS”), analytics and security. In our opinion, the company’s existing client relationships and strong consulting practice have facilitated its early involvement in deals, a key competitive advantage versus its peers. Further, in our view, balanced capital allocation to thoughtful acquisitions and capital returns have enabled the company to invest in growth initiatives.

2

GOLDMAN SACHS VARIABLE INSURANCE TRUST STRATEGIC GROWTH FUND

Conversely, we eliminated the Fund’s position in media streaming platform Netflix. We felt the landscape was becoming increasingly competitive for Netflix, and we were less positive on its risk/reward profile. We therefore decided to exit the position and allocate the capital elsewhere.

We sold the Fund’s position in Zoetis, an animal health medicine and vaccine company, during the Reporting Period. We exited the position to allocate capital to what we viewed as more attractive opportunities.

Were there any notable changes in the Fund’s weightings during the Reporting Period?

In constructing the Fund’s portfolio, we focus on picking stocks rather than on making industry or sector bets. We seek to outpace the benchmark index by overweighting stocks that we expect to outperform and underweighting those that we think may lag. Consequently, changes in its sector weights are generally the direct result of individual stock selection or of stock appreciation or depreciation. That said, during the Reporting Period, the Fund’s exposure to health care and materials increased compared to the Russell Index. The Fund’s allocations compared to the Russell Index in information technology and consumer discretionary decreased.

How was the Fund positioned relative to its benchmark index at the end of the Reporting Period?

At the end of December 2019, the Fund had overweighted positions relative to the Russell Index in the health care and materials sectors. On the same date, the Fund had underweighted positions compared to the Russell Index in information technology and consumer discretionary and was rather neutrally weighted to the Russell Index in communication services, consumer staples, real estate, energy, financials and industrials. The Fund had no exposure to the utilities sector at the end of the Reporting Period.

Were there any changes to the Fund’s portfolio management team during the Reporting Period?

There were no changes to the Fund’s portfolio management team during the Reporting Period.

What is the Fund’s tactical view and strategy for the months ahead?

The U.S. equity markets delivered robust performance in 2019. Economic growth remained near-trend, with a healthy consumer, both in balance sheet and confidence, continuing to support the U.S. economy. At the end of the Reporting Period, we remained constructive on U.S. equities and believed there could be further gains, buoyed by low interest rates and steady cash flow generation. Despite intervals of volatility, we believed fundamentals remained stable and did not indicate a downturn in global economic growth or corporate earnings. Within this more volatile backdrop, we believed a thorough understanding of both market and company-specific variables may well be crucial to navigating the environment. With that said, we continue to focus on what we consider to be high quality companies with strong market positions and experienced management teams.

Indeed, regardless of market direction, we remain committed to our core philosophy and process. We intend to maintain a long-term time horizon, rather than forecast the next quarter. As always, we maintain our focus on seeking companies that we believe will generate long-term growth in today’s ever-changing market conditions.

3

GOLDMAN SACHS VARIABLE INSURANCE TRUST STRATEGIC GROWTH FUND

Index Definitions

The Russell 1000® Growth Index is an unmanaged market capitalization weighted index of the 1000 largest U.S. companies with higher price-to-book ratios and higher forecasted growth values. The figures for the index do not include any deduction for fees, expenses or taxes.

The Russell 2000® Index is an unmanaged index of common stock prices that measures the performance of the 2000 smallest companies in the Russell 3000® Index. The figures for the index do not include any deduction for fees, expenses or taxes.

The S&P 500® Index is the Standard & Poor’s composite index of 500 stocks, an unmanaged index of common stock prices. The figures for the index do not include any deduction for fees, expenses or taxes.

The Russell Midcap® Index measures the performance of the 800 smallest companies in the Russell 1000® Index, which represent approximately 25% of the total market capitalization of the Russell 1000® Index.

The Russell 1000® Index measures the performance of the 1,000 largest companies in the Russell 3000® Index, which represent approximately 92% of the total market capitalization of the Russell 3000® Index.

It is not possible to invest directly in an index.

4

FUND BASICS

Strategic Growth Fund

as of December 31, 2019

TOP TEN HOLDINGS AS OF 12/31/191

Holding	% of Net Assets	Line of Business
Apple, Inc.	7.3%	Technology Hardware & Equipment
Microsoft Corp.	6.9	Software & Services
Facebook, Inc. Class A	4.2	Media & Entertainment
Alphabet, Inc. Class A	4.1	Media & Entertainment
Amazon.com, Inc.	3.9	Retailing
Visa, Inc. Class A	3.0	Software & Services
Mastercard, Inc. Class A	2.8	Software & Services
Alphabet, Inc. Class C	2.5	Media & Entertainment
NVIDIA Corp.	2.1	Semiconductors & Semiconductor Equipment
Adobe, Inc.	2.0	Software & Services

[1]	The top 10 holdings may not be representative of the Fund’s future investments.

FUND vs. BENCHMARK SECTOR ALLOCATIONS2

As of December 31, 2019

[2]

The Fund is actively managed and, as such, its composition may differ over time. Consequently, the Fund’s overall sector allocations may differ from percentages contained in the graph above. The graph categorizes investments using Global Industry Classification Standard (“GICS”); however, the sector classifications used by the portfolio management team may differ from GICS. The percentage shown for each investment category reflects the value of investments in that category as a percentage of market value (excluding investments in the securities lending reinvestment vehicle, if any). Underlying sector allocations of exchange traded funds and investment companies held by the Fund are not reflected in the graph above. Investments in the securities lending reinvestment vehicle represented 0.4% of the Fund’s net assets at December 31, 2019.

For more information about your Fund, please refer to www.GSAMFUNDS.com. There, you can learn more about your Fund’s investment strategies, holdings, and performance.

5

GOLDMAN SACHS VARIABLE INSURANCE TRUST STRATEGIC GROWTH FUND

Performance Summary

December 31, 2019

The following graph shows the value, as of December 31, 2019, of a $10,000 investment made on January 1, 2010 in Service Shares at NAV. For comparative purposes, the performance of the Fund’s benchmark, the Russell 1000® Growth Index (with distributions reinvested), is shown. Performance reflects applicable fee waivers and/or expense limitations in effect during the periods shown and in their absence, performance would be reduced. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. The returns set forth below represent past performance. Past performance does not guarantee future results. The Fund’s investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted below. Please visit our web site at www.GSAMFUNDS.com to obtain the most recent month-end returns.

Strategic Growth Fund’s 10 Year Performance

Performance of a $10,000 investment, with distributions reinvested, from January 1, 2010 through December 31, 2019.

Average Annual Total Return through December 31, 2019	One Year	Five Years	Ten Years
Institutional	35.53%	13.06%	13.64%
Service	35.32%	12.79%	13.37%

6

GOLDMAN SACHS VARIABLE INSURANCE TRUST STRATEGIC GROWTH FUND

Schedule of Investments

December 31, 2019

Shares	Description	Value

Common Stocks – 99.7%
Automobiles & Components – 0.6%
24,218	Aptiv plc	$2,299,983

Banks – 0.5%
16,079	First Republic Bank	1,888,479

Capital Goods – 4.8%
12,909	Boeing Co. (The)	4,205,236
16,767	Deere & Co.	2,905,050
27,344	Honeywell International, Inc.	4,839,888
13,138	Northrop Grumman Corp.	4,519,078
7,234	Stanley Black & Decker, Inc.	1,198,963

		17,668,215

Commercial & Professional Services – 0.7%
17,817	Verisk Analytics, Inc.	2,660,791

Consumer Durables & Apparel – 3.1%
70,526	NIKE, Inc. Class B	7,144,989
39,815	PVH Corp.	4,186,547

		11,331,536

Consumer Services – 2.1%
31,672	Dunkin’ Brands Group, Inc.	2,392,503
26,715	McDonald’s Corp.	5,279,151

		7,671,654

Diversified Financials – 1.7%
18,152	Cboe Global Markets, Inc.	2,178,240
29,673	Intercontinental Exchange, Inc.	2,746,236
13,660	Northern Trust Corp.	1,451,239

		6,375,715

Energy – 0.8%
51,826	Cheniere Energy, Inc.*	3,165,014

Food & Staples Retailing – 1.0%
30,670	Walmart, Inc.	3,644,823

Food, Beverage & Tobacco – 3.6%
96,891	Coca-Cola Co. (The)	5,362,917
12,563	McCormick & Co., Inc. (Non-Voting)	2,132,318
27,097	Mondelez International, Inc. Class A	1,492,502
69,938	Monster Beverage Corp.*	4,444,560

		13,432,297

Health Care Equipment & Services – 8.1%
10,121	ABIOMED, Inc.*	1,726,541
144,158	Boston Scientific Corp.*	6,518,825
20,984	Danaher Corp.	3,220,624
9,108	Edwards Lifesciences Corp.*	2,124,805
9,142	Envista Holdings Corp.*	270,969
11,318	Guardant Health, Inc.*	884,389
16,370	Humana, Inc.	5,999,932
7,692	Intuitive Surgical, Inc.*	4,547,126
8,906	UnitedHealth Group, Inc.	2,618,186
14,263	West Pharmaceutical Services, Inc.	2,144,157

		30,055,554

Common Stocks – (continued)
Household & Personal Products – 0.3%
15,790	Colgate-Palmolive Co.	1,086,984

Insurance – 0.3%
878	Markel Corp.*	1,003,703

Materials – 3.4%
18,397	Corteva, Inc.	543,815
24,123	DuPont de Nemours, Inc.	1,548,697
17,236	Ecolab, Inc.	3,326,376
14,391	Linde plc	3,063,844
6,552	Martin Marietta Materials, Inc.	1,832,201
4,208	Sherwin-Williams Co. (The)	2,455,536

		12,770,469

Media & Entertainment – 12.6%
11,472	Alphabet, Inc. Class A*	15,365,482
7,026	Alphabet, Inc. Class C*	9,393,903
63,460	Comcast Corp. Class A	2,853,796
33,371	Electronic Arts, Inc.*	3,587,716
75,042	Facebook, Inc. Class A*	15,402,370

		46,603,267

Pharmaceuticals, Biotechnology & Life Sciences – 9.2%
77,719	AbbVie, Inc.	6,881,240
25,969	Adaptive Biotechnologies Corp.*(a)	776,993
34,836	Agios Pharmaceuticals, Inc.*	1,663,419
13,919	Alexion Pharmaceuticals, Inc.*	1,505,340
80,577	AstraZeneca plc ADR	4,017,569
25,264	BioMarin Pharmaceutical, Inc.*	2,136,071
96,038	Elanco Animal Health, Inc.*	2,828,319
37,315	Eli Lilly & Co.	4,904,310
15,235	Illumina, Inc.*	5,054,059
17,818	Incyte Corp.*	1,555,868
21,268	Sarepta Therapeutics, Inc.*	2,744,423

		34,067,611

Real Estate Investment Trusts – 1.9%
18,375	American Tower Corp.	4,222,943
5,143	Equinix, Inc.	3,001,969

		7,224,912

Retailing – 5.7%
7,842	Amazon.com, Inc.*	14,490,761
35,028	Ross Stores, Inc.	4,077,960
9,804	Ulta Beauty, Inc.*	2,481,785

		21,050,506

Semiconductors & Semiconductor Equipment – 4.4%
15,715	Analog Devices, Inc.	1,867,571
78,206	Marvell Technology Group Ltd.	2,077,151
32,355	NVIDIA Corp.	7,613,132
31,436	NXP Semiconductors NV	4,000,545
5,463	Texas Instruments, Inc.	700,848

		16,259,247

Software & Services – 23.3%
24,425	Accenture plc Class A	5,143,172
22,724	Adobe, Inc.*	7,494,603

The accompanying notes are an integral part of these financial statements.	7

GOLDMAN SACHS VARIABLE INSURANCE TRUST STRATEGIC GROWTH FUND

Schedule of Investments (continued)

December 31, 2019

Shares	Description	Value

Common Stocks – (continued)
Software & Services – (continued)
11,451	Atlassian Corp. plc Class A*	$1,378,013
33,552	Fidelity National Information Services, Inc.	4,666,748
15,088	Intuit, Inc.	3,952,000
34,251	Mastercard, Inc. Class A	10,227,006
162,494	Microsoft Corp.	25,625,304
51,482	PayPal Holdings, Inc.*	5,568,808
29,858	salesforce.com, Inc.*	4,856,105
7,430	ServiceNow, Inc.*	2,097,638
65,686	Slack Technologies, Inc. Class A*(a)	1,476,621
60,066	Visa, Inc. Class A	11,286,401
17,064	Workday, Inc. Class A*	2,806,175

		86,578,594

Technology Hardware & Equipment – 8.5%
40,924	Amphenol Corp. Class A	4,429,205
91,859	Apple, Inc.	26,974,394

		31,403,599

Transportation – 3.1%
52,157	CSX Corp.	3,774,080
21,965	Lyft, Inc. Class A*	944,934
37,145	Union Pacific Corp.	6,715,445

		11,434,459

TOTAL COMMON STOCKS
(Cost $215,445,269)		$369,677,412

Shares	Dividend Rate	Value

Investment Company(b) – 0.4%
Goldman Sachs Financial Square Government Fund — Institutional Shares
1,563,204	1.638%	$1,563,204
(Cost $1,563,204)

TOTAL INVESTMENTS BEFORE SECURITIES LENDING REINVESTMENT VEHICLE
(Cost $217,008,473)		$371,240,616

Securities Lending Reinvestment Vehicle(b) – 0.4%
Goldman Sachs Financial Square Government Fund — Institutional Shares
1,651,105	1.638%	$1,651,105
(Cost $1,651,105)

TOTAL INVESTMENTS – 100.5%
(Cost $218,659,578)		$372,891,721

LIABILITIES IN EXCESS OF OTHER ASSETS – (0.5)%		(1,831,047)

NET ASSETS – 100.0%		$371,060,674

The percentage shown for each investment category reflects the value of investments in that category as a percentage of net assets.

*	Non-income producing security.

(a)	All or a portion of security is on loan.

(b)	Represents an Affiliated Issuer.

Investment Abbreviation:
ADR	—American Depositary Receipt

8	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS VARIABLE INSURANCE TRUST STRATEGIC GROWTH FUND

Statement of Assets and Liabilities

December 31, 2019

Assets:
Investments in unaffiliated issuers, at value (cost $215,445,269)(a)	$369,677,412
Investments in affiliated issuers, at value (cost $1,563,204)	1,563,204
Investments in affiliated securities lending reinvestment vehicle, at value (cost $1,651,105)	1,651,105
Cash	216,853
Receivables:
Dividends	137,697
Reimbursement from investment adviser	20,678
Fund shares sold	13,961
Other assets	371

Total assets	373,281,281

Liabilities:
Payables:
Payable upon return of securities loaned	1,651,105
Management fees	220,829
Fund shares redeemed	93,909
Distribution and Service fees and Transfer Agency fees	56,946
Accrued expenses	197,818

Total liabilities	2,220,607

Net Assets:
Paid-in capital	216,351,335
Total distributable earnings (loss)	154,709,339

NET ASSETS	$371,060,674
Net Assets:
Institutional	$129,685,782
Service	241,374,892

Total Net Assets	$371,060,674
Shares outstanding $0.001 par value (unlimited shares authorized):
Institutional	10,894,712
Service	20,267,508
Net asset value, offering and redemption price per share:
Institutional	$11.90
Service	11.91

(a) Includes loaned securities having a market value of $1,612,465.

The accompanying notes are an integral part of these financial statements.	9

GOLDMAN SACHS VARIABLE INSURANCE TRUST STRATEGIC GROWTH FUND

Statement of Operations

For the Fiscal Year Ended December 31, 2019

Investment income:
Dividends — unaffiliated issuers (net of foreign taxes withheld of $5,967)	$3,431,500
Dividends — affiliated issuers	85,800
Securities lending income — unaffiliated issuer	76,765

Total investment income	3,594,065

Expenses:
Management fees	2,407,661
Distribution and Service fees — Service Shares	552,180
Professional fees	97,614
Custody, accounting and administrative services	96,111
Shareholder meeting expense	94,314
Printing and mailing costs	91,703
Transfer Agency fees(a)	67,816
Trustee fees	16,348
Registration fees	542
Other	17,057

Total expenses	3,441,346

Less — expense reductions	(283,263)

Net expenses	3,158,083

NET INVESTMENT INCOME	435,982

Realized and unrealized gain:
Net realized gain from investments — unaffiliated issuers (including commissions recaptured of $347)	18,838,812

Net change in unrealized gain on investments — unaffiliated issuers	74,794,292

Net realized and unrealized gain	93,633,104

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$94,069,086

(a)	Institutional and Service Shares incurred Transfer Agency fees of $23,645 and $44,171, respectively.

10	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS VARIABLE INSURANCE TRUST STRATEGIC GROWTH FUND

Statements of Changes in Net Assets

	For the Fiscal Year Ended December 31, 2019	For the Fiscal Year Ended December 31, 2018

From operations:
Net investment income	$435,982	$471,254
Net realized gain	18,838,812	130,943,811
Net change in unrealized gain (loss)	74,794,292	(119,739,252)

Net increase in net assets resulting from operations	94,069,086	11,675,813

Distributions to shareholders:
From distributable earnings:
Institutional Shares	(13,128,250)	(51,500,129)
Service Shares	(24,038,886)	(70,247,289)

Total distributions to shareholders	(37,167,136)	(121,747,418)

From share transactions:
Proceeds from sales of shares	99,931,813	30,210,299
Reinvestment of distributions	37,167,136	121,747,418
Cost of shares redeemed	(64,553,057)	(341,645,863)

Net increase (decrease) in net assets resulting from share transactions	72,545,892	(189,688,146)

TOTAL INCREASE (DECREASE)	129,447,842	(299,759,751)

Net Assets:

Beginning of year	241,612,832	541,372,583

End of year	$371,060,674	$241,612,832

The accompanying notes are an integral part of these financial statements.	11

GOLDMAN SACHS VARIABLE INSURANCE TRUST STRATEGIC GROWTH FUND

Financial Highlights

Selected Data for a Share Outstanding Throughout Each Year

	Goldman Sachs Strategic Growth Fund
	Institutional Shares
	Year Ended December 31,
	2019	2018	2017	2016	2015

Per Share Data

Net asset value, beginning of year	$9.78	$19.73	$15.83	$15.62	$16.16

Net investment income(a)	0.03	0.06	0.09	0.07	0.09	(b)

Net realized and unrealized gain (loss)	3.43	(0.18)	4.77	0.24	0.46

Total from investment operations	3.46	(0.12)	4.86	0.31	0.55

Distributions to shareholders from net investment income	(0.04)	(0.10)	(0.10)	(0.10)	(0.06)

Distributions to shareholders from net realized gains	(1.30)	(9.73)	(0.86)	— (c)	(1.03)

Total distributions	(1.34)	(9.83)	(0.96)	(0.10)	(1.09)

Net asset value, end of year	$11.90	$9.78	$19.73	$15.83	$15.62

Total return(d)	35.53%	(1.04)%	30.66%	1.98%	3.40%

Net assets, end of year (in 000s)	$129,686	$102,199	$115,693	$98,090	$109,801

Ratio of net expenses to average net assets	0.77%	0.74%	0.76%	0.79%	0.79%

Ratio of total expenses to average net assets	0.85%	0.82%	0.82%	0.84%	0.83%

Ratio of net investment income to average net assets	0.29%	0.30%	0.48%	0.48%	0.55	%(b)

Portfolio turnover rate(e)	44%	41%	37%	72%	56%

(a)	Calculated based on the average shares outstanding methodology.
(b)	Reflects income recognized from special dividends which amounted to $0.03 per share and 0.20% of average net assets.
(c)	Amount is less than $0.005 per share.
(d)

Assumes investment at the net asset value at the beginning of the year, reinvestment of all distributions, a complete redemption of the investment at the net asset value at the end of the year and no sales or redemption charges (if any). Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares.

(e)

The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

12	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS VARIABLE INSURANCE TRUST STRATEGIC GROWTH FUND

Financial Highlights (continued)

Selected Data for a Share Outstanding Throughout Each Year

	Goldman Sachs Strategic Growth Fund
	Service Shares
	Year Ended December 31,
	2019	2018	2017	2016	2015

Per Share Data

Net asset value, beginning of year	$9.78	$19.68	$15.79	$15.59	$16.13

Net investment income(a)	0.01	0.01	0.04	0.03	0.05	(b)

Net realized and unrealized gain (loss)	3.43	(0.18)	4.76	0.23	0.46

Total from investment operations	3.44	(0.17)	4.80	0.26	0.51

Distributions to shareholders from net investment income	(0.01)	—	(0.05)	(0.06)	(0.02)

Distributions to shareholders from net realized gains	(1.30)	(9.73)	(0.86)	— (c)	(1.03)

Total distributions	(1.31)	(9.73)	(0.91)	(0.06)	(1.05)

Net asset value, end of year	$11.91	$9.78	$19.68	$15.79	$15.59

Total return(d)	35.32%	(1.32)%	30.36%	1.69%	3.14%

Net assets, end of year (in 000s)	$241,375	$139,414	$425,679	$368,242	$360,966

Ratio of net expenses to average net assets	1.02%	0.99%	1.01%	1.04%	1.04%

Ratio of total expenses to average net assets	1.10%	1.07%	1.07%	1.08%	1.08%

Ratio of net investment income to average net assets	0.04%	0.04%	0.23%	0.22%	0.29	%(b)

Portfolio turnover rate(e)	44%	41%	37%	72%	56%

(a)	Calculated based on the average shares outstanding methodology.
(b)	Reflects income recognized from special dividends which amounted to $0.03 per share and 0.20% of average net assets.
(c)	Amount is less than $0.005 per share.
(d)

Assumes investment at the net asset value at the beginning of the year, reinvestment of all distributions, a complete redemption of the investment at the net asset value at the end of the year and no sales or redemption charges (if any). Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares.

(e)

The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

The accompanying notes are an integral part of these financial statements.	13

GOLDMAN SACHS VARIABLE INSURANCE TRUST STRATEGIC GROWTH FUND

Notes to Financial Statements

December 31, 2019

1.    ORGANIZATION

Goldman Sachs Variable Insurance Trust (the “Trust” or “VIT”) is a Delaware statutory trust registered under the Investment Company Act of 1940, as amended (the “Act”), as an open-end management investment company. The Trust includes the Goldman Sachs Strategic Growth Fund (the “Fund”). The Fund is a diversified portfolio under the Act offering two classes of shares — Institutional and Service Shares. Shares of the Trust are offered to separate accounts of participating life insurance companies for the purpose of funding variable annuity contracts and variable life insurance policies.

Goldman Sachs Asset Management, L.P. (“GSAM”), an affiliate of Goldman Sachs & Co. LLC (“Goldman Sachs”), serves as investment adviser to the Fund pursuant to a management agreement (the “Agreement”) with the Trust.

2.    SIGNIFICANT ACCOUNTING POLICIES

The financial statements have been prepared in accordance with accounting principles generally accepted in the United States of America (“GAAP”) and require management to make estimates and assumptions that may affect the reported amounts and disclosures. Actual results may differ from those estimates and assumptions. The Fund is an investment company under GAAP and follows the accounting and reporting guidance applicable to investment companies.

A.  Investment Valuation — The Fund’s valuation policy is to value investments at fair value.

B.  Investment Income and Investments — Investment income includes interest income, dividend income, and securities lending income, if any. Interest income is accrued daily and adjusted for amortization of premiums and accretion of discounts. Dividend income is recognized on ex-dividend date or, for certain foreign securities, as soon as such information is obtained subsequent to the ex-dividend date. Non-cash dividends, if any, are recorded at the fair market value of the securities received. Investment transactions are reflected on trade date. Realized gains and losses are calculated using identified cost. Investment transactions are recorded on the following business day for daily net asset value (“NAV”) calculations. Distributions received from the Fund’s investments in United States (“U.S.”) real estate investment trusts (“REITs”) may be characterized as ordinary income, net capital gain and/or a return of capital. A return of capital is recorded by the Fund as a reduction to the cost basis of the REIT.

C.  Class Allocations and Expenses — Investment income, realized and unrealized gain (loss), if any, and non-class specific expenses of the Fund are allocated daily based upon the proportion of net assets of each class. Non-class specific expenses directly incurred by the Fund are charged to the Fund, while such expenses incurred by the Trust are allocated across the Fund on a straight-line and/or pro-rata basis depending upon the nature of the expenses. Class-specific expenses, where applicable, are borne by the respective share classes and include Distribution and Service and Transfer Agency fees.

D.  Federal Taxes and Distributions to Shareholders — It is the Fund’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended (the “Code”), applicable to regulated investment companies and to distribute each year substantially all of its investment company taxable income and capital gains to its shareholders. Accordingly, the Fund is not required to make any provisions for the payment of federal income tax. Distributions to shareholders are recorded on the ex-dividend date. Income and capital gains distributions, if any, are declared and paid at least annually.

Net capital losses, if any, are carried forward to future fiscal years and may be used to the extent allowed by the Code to offset any future capital gains. Losses that are carried forward will retain their character as either short-term or long-term capital losses. Utilization of capital loss carryforwards will reduce the requirement of future capital gains distributions.

The characterization of distributions to shareholders for financial reporting purposes is determined in accordance with federal income tax rules, which may differ from GAAP. The source of the Fund’s distributions may be shown in the accompanying financial statements as either from distributable earnings or capital. Certain components of the Fund’s net assets on the Statement of Assets and Liabilities reflect permanent GAAP/tax differences based on the appropriate tax character.

E.  Commission Recapture — GSAM, on behalf of certain Funds, may direct portfolio trades, subject to seeking best execution, to various brokers who have agreed to rebate a portion of the commissions generated. Such rebates are made directly to the Fund as cash payments and are included in net realized gain (loss) from investments on the Statement of Operations.

14

GOLDMAN SACHS VARIABLE INSURANCE TRUST STRATEGIC GROWTH FUND

3.    INVESTMENTS AND FAIR VALUE MEASUREMENTS

U.S. GAAP defines the fair value of a financial instrument as the amount that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date (i.e., the exit price); the Fund’s policy is to use the market approach. GAAP establishes a fair value hierarchy that prioritizes the inputs to valuation techniques used to measure fair value. The hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements). The levels used for classifying investments are not necessarily an indication of the risk associated with investing in these investments. The three levels of the fair value hierarchy are described below:

Level 1 — Unadjusted quoted prices in active markets that are accessible at the measurement date for identical, unrestricted assets or liabilities;

Level 2 — Quoted prices in markets that are not active or financial instruments for which significant inputs are observable (including, but not limited to, quoted prices for similar investments, interest rates, foreign exchange rates, volatility and credit spreads), either directly or indirectly;

Level 3 — Prices or valuations that require significant unobservable inputs (including GSAM’s assumptions in determining fair value measurement).

The Board of Trustees (“Trustees”) has approved Valuation Procedures that govern the valuation of the portfolio investments held by the Fund, including investments for which market quotations are not readily available. The Trustees have delegated to GSAM day-to-day responsibility for implementing and maintaining internal controls and procedures related to the valuation of the Fund’s investments. To assess the continuing appropriateness of pricing sources and methodologies, GSAM regularly performs price verification procedures and issues challenges as necessary to third party pricing vendors or brokers, and any differences are reviewed in accordance with the Valuation Procedures.

A.  Level 1 and Level 2 Fair Value Investments — The valuation techniques and significant inputs used in determining the fair values for investments classified as Level 1 and Level 2 are as follows:

Equity Securities — Equity securities traded on a U.S. securities exchange or the NASDAQ system, or those located on certain foreign exchanges, including but not limited to the Americas, are valued daily at their last sale price or official closing price on the principal exchange or system on which they are traded. If there is no sale or official closing price or such price is believed by GSAM to not represent fair value, equity securities may be valued at the closing bid price for long positions and at the closing ask price for short positions. To the extent these investments are actively traded, they are classified as Level 1 of the fair value hierarchy, otherwise they are generally classified as Level 2.

Unlisted equity securities for which market quotations are available are valued at the last sale price on the valuation date, or if no sale occurs, at the last bid price for long positions or the last ask price for short positions, and are generally classified as Level 2.

Money Market Funds — Investments in the Goldman Sachs Financial Square Government Fund (“Underlying Fund”) are valued at the NAV per share of the Institutional Share class on the day of valuation. These investments are generally classified as Level 1 of the fair value hierarchy. For information regarding the Underlying Fund’s accounting policies and investment holdings, please see the Underlying Fund’s shareholder report.

B.  Level 3 Fair Value Investments — To the extent that significant inputs to valuation models and other alternative pricing sources are unobservable, or if quotations are not readily available, or if GSAM believes that such quotations do not accurately reflect fair value, the fair value of the Fund’s investments may be determined under Valuation Procedures approved by the Trustees. GSAM, consistent with its procedures and applicable regulatory guidance, may make an adjustment to the most recent valuation prices of either domestic or foreign securities in light of significant events to reflect what it believes to be the fair value of the securities at the time of determining the Fund’s NAV. To the extent investments are valued using single source broker quotations obtained directly from the broker or passed through from third party pricing vendors, such investments are classified as Level 3 investments.

15

GOLDMAN SACHS VARIABLE INSURANCE TRUST STRATEGIC GROWTH FUND

Notes to Financial Statements (continued)

December 31, 2019

3.    INVESTMENTS AND FAIR VALUE MEASUREMENTS (continued)

C.  Fair Value Hierarchy — The following is a summary of the Fund’s investments classified in the fair value hierarchy as of December 31, 2019:

Investment Type	Level 1	Level 2	Level 3

Assets
Common Stock and/or Other Equity Investments(a)
Europe	$11,081,958	$—	$—
North America	358,595,454	—	—
Investment Company	1,563,204	—	—
Securities Lending Reinvestment Vehicle	1,651,105	—	—

Total	$372,891,721	$—	$—

(a)

Amounts are disclosed by continent to highlight the impact of time zone differences between local market close and the calculation of NAV. Security valuations are based on the principal exchange or system on which they are traded, which may differ from country of domicile.

For further information regarding security characteristics, see the Schedule of Investments.

4.    AGREEMENTS AND AFFILIATED TRANSACTIONS

A.  Management Agreement — Under the Agreement, GSAM manages the Fund, subject to the general supervision of the Trustees.

As compensation for the services rendered pursuant to the Agreement, the assumption of the expenses related thereto and administration of the Fund’s business affairs, including providing facilities, GSAM is entitled to a management fee, accrued daily and paid monthly, equal to an annual percentage rate of the Fund’s average daily net assets.

For the fiscal year ended December 31, 2019, contractual and effective net management fees with GSAM were at the following rates:

Contractual Management Rate
First $1 billion	Next $1 billion	Next $3 billion	Next $3 billion	Over $8 billion	Effective Rate	Effective Net Management Rate^

0.71%	0.64%	0.61%	0.59%	0.58%	0.71%	0.71%

^	Effective Net Management Rate includes the impact of management fee waivers of affiliated Underlying Funds, if any.

The Fund invests in Institutional Shares of the Goldman Sachs Financial Square Government Fund, which is an affiliated Underlying Fund. GSAM has agreed to waive a portion of its management fee payable by the Fund in an amount equal to the management fee it earns as an investment adviser to the affiliated Underlying Fund in which the Fund invests, except those management fees it earns from the Fund’s investments of cash collateral received in connection with securities lending transactions in the Goldman Sachs Financial Square Government Fund. For the fiscal year ended December 31, 2019, GSAM waived $6,549 of the Fund’s management fee.

B.  Distribution and Service (12b-1) Plan — The Trust, on behalf of Service Shares of the Fund, has adopted a Distribution and Service Plan subject to Rule 12b-1 under the Act. Under the Distribution and Service Plan, Goldman Sachs, which serves as distributor, is entitled to a fee accrued daily and paid monthly, for distribution services and personal and account maintenance services, which may then be paid by Goldman Sachs to authorized dealers, equal to, on an annual basis, 0.25% of the Fund’s average daily net assets attributable to Service Shares.

16

GOLDMAN SACHS VARIABLE INSURANCE TRUST STRATEGIC GROWTH FUND

4.    AGREEMENTS AND AFFILIATED TRANSACTIONS (continued)

C.  Transfer Agency Agreement — Goldman Sachs also serves as the transfer agent of the Fund for a fee pursuant to the Transfer Agency Agreement. The fees charged for such transfer agency services are accrued daily and paid monthly at an annual rate of 0.02% of the average daily net assets of Institutional and Service Shares.

D.  Other Expense Agreements and Affiliated Transactions — GSAM has agreed to reduce or limit certain “Other Expenses” of the Fund (excluding acquired fund fees and expenses, transfer agency fees and expenses, service fees and shareholder administration fees (as applicable), taxes, interest, brokerage fees, expenses of shareholder meetings, litigation and indemnification, and extraordinary expenses) to the extent such expenses exceed, on an annual basis, a percentage rate of the average daily net assets of the Fund. Such Other Expense reimbursements, if any, are accrued daily and paid monthly. In addition, the Fund is not obligated to reimburse GSAM for prior fiscal year expense reimbursements, if any. The Other Expense limitation as an annual percentage rate of average daily net assets for the Fund is 0.014%. The Other Expense limitation will remain in place through at least April 30, 2020, and prior to such date GSAM may not terminate the arrangement without the approval of the Trustees. In addition, the Fund has entered into certain offset arrangements with the custodian and the transfer agent, which may result in a reduction of the Fund’s expenses and are received irrespective of the application of the “Other Expense” limitation described above.

For the fiscal year ended December 31, 2019, these expense reductions, including any fee waivers and Other Expense reimbursements, were as follows:

Management Fee Waiver	Custody Fee Credits	Other Expense Reimbursement	Total Expense Reductions
$6,549	$4,834	$271,880	$283,263

E.  Line of Credit Facility — As of December 31, 2019, the Fund participated in a $580,000,000 committed, unsecured revolving line of credit facility (the “facility”) together with other funds of the Trust and certain registered investment companies having management agreements with GSAM or its affiliates. This facility is to be used for temporary emergency purposes, or to allow for an orderly liquidation of securities to meet redemption requests. The interest rate on borrowings is based on the federal funds rate. The facility also requires a fee to be paid by the Fund based on the amount of the commitment that has not been utilized. For the fiscal year ended December 31, 2019, the Fund did not have any borrowings under the facility. Prior to April 30, 2019 the facility was $770,000,000.

F.  Other Transactions with Affiliates — For the fiscal year ended December 31, 2019, Goldman Sachs earned $442 in brokerage commissions from portfolio transactions.

The following table provides information about the Fund’s investments in the Goldman Sachs Financial Square Government Fund as of and for the fiscal year ended December 31, 2019:

Beginning Value as of December 31, 2018	Purchases at Cost	Proceeds from Sales	Ending Value as of December 31, 2019	Shares as of December 31, 2019	Dividend Income from Affiliated Investment Company
$—	$111,813,260	$(110,250,056)	$1,563,204	1,563,204	$85,800

5.    PORTFOLIO SECURITIES TRANSACTIONS

The cost of purchases and proceeds from sales and maturities of long-term securities for the fiscal year ended December 31, 2019, were $181,850,794 and $145,582,393, respectively.

17

GOLDMAN SACHS VARIABLE INSURANCE TRUST STRATEGIC GROWTH FUND

Notes to Financial Statements (continued)

December 31, 2019

6.    SECURITIES LENDING

The Fund may lend its securities through a securities lending agent, the Bank of New York Mellon (“BNYM”), to certain qualified borrowers. In accordance with the Fund’s securities lending procedures, the Fund receives cash collateral at least equal to the market value of the securities on loan. The market value of the loaned securities is determined at the close of business of the Fund, at their last sale price or official closing price on the principal exchange or system on which they are traded, and any additional required collateral is delivered to the Fund on the next business day. As with other extensions of credit, the Fund may experience delay in the recovery of its securities or incur a loss should the borrower of the securities breach its agreement with the Fund or become insolvent at a time when the collateral is insufficient to cover the cost of repurchasing securities on loan. Dividend income received from securities on loan may not be subject to withholding taxes and therefore withholding taxes paid may differ from the amounts listed in the Statement of Operations. Loans of securities are terminable at any time and as such 1) the remaining contractual maturities of the outstanding securities lending transactions are considered to be overnight and continuous and 2) the borrower, after notice, is required to return borrowed securities within the standard time period for settlement of securities transactions.

The Fund invests the cash collateral received in connection with securities lending transactions in the Goldman Sachs Financial Square Government Fund (“Government Money Market Fund”), an affiliated series of the Goldman Sachs Trust. The Government Money Market Fund is registered under the Act as an open end investment company, is subject to Rule 2a-7 under the Act, and is managed by GSAM, for which GSAM may receive a management fee of up to 0.16% on an annualized basis of the average daily net assets of the Government Money Market Fund.

In the event of a default by a borrower with respect to any loan, BNYM may exercise any and all remedies provided under the applicable borrower agreement to make the Fund whole. These remedies include purchasing replacement securities by applying the collateral held from the defaulting broker against the purchase cost of the replacement securities. If BNYM is unable to purchase replacement securities, BNYM will indemnify the Fund by paying the Fund an amount equal to the market value of the securities loaned minus the value of cash collateral received from the borrower for the loan, subject to an exclusion for any shortfalls resulting from a loss of value in such cash collateral due to reinvestment risk. The Fund’s master netting agreements with certain borrowers provide the right, in the event of a default (including bankruptcy or insolvency), for the non-defaulting party to liquidate the collateral and calculate net exposure to the defaulting party or request additional collateral. However, in the event of a default by a borrower, a resolution authority could determine that such rights are not enforceable due to the restrictions or prohibitions against the right of set-off that may be imposed in accordance with a particular jurisdiction’s bankruptcy or insolvency laws. The Fund’s loaned securities were all subject to enforceable Securities Lending Agreements and the value of the collateral was at least equal to the value of the cash received. The amounts of the Fund’s overnight and continuous agreements, which represent the gross amounts of recognized liabilities for securities lending transactions outstanding as of December 31, 2019, are disclosed as “Payable upon return of securities loaned” on the Statement of Assets and Liabilities, where applicable.

Both the Fund and BNYM received compensation relating to the lending of the Fund’s securities. The amounts earned, if any, by the Fund for the fiscal year ended December 31, 2019, are reported under Investment Income on the Statement of Operations.

The following table provides information about the Fund’s investment in the Government Money Market Fund for the fiscal year ended December 31, 2019:

Beginning Value as of December 31, 2018	Purchases at Cost	Proceeds from Sales	Ending Value as of December 31, 2019

$—	$27,745,000	$(26,093,895)	$1,651,105

18

GOLDMAN SACHS VARIABLE INSURANCE TRUST STRATEGIC GROWTH FUND

7.    TAX INFORMATION

The tax character of distributions paid during the fiscal years ended December 31, 2018 and December 31, 2019 was as follows:

	2018	2019
Distributions paid from:
Ordinary income	$7,594,847	$658,803
Net long-term capital gains	114,152,571	36,508,333
Total taxable distributions	$121,747,418	$37,167,136

As of December 31, 2019, the components of accumulated earnings (losses) on a tax-basis were as follows:

Undistributed ordinary income — net	$128,043
Undistributed long-term capital gains	771,682
Total undistributed earnings	$899,725
Timing Differences (Post October Loss Deferral)	(28,908)
Unrealized gains — net	153,838,522
Total accumulated gains — net	$154,709,339

As of December 31, 2019, the Fund’s aggregate security unrealized gains and losses based on cost for U.S. federal income tax purposes were as follows:

Tax cost	$219,053,199
Gross unrealized gain	157,008,572
Gross unrealized loss	(3,170,050)
Net unrealized gain	$153,838,522

The difference between GAAP-basis and tax-basis unrealized gains (losses) is attributable primarily to wash sales and differences in the tax treatment of underlying fund investments.

GSAM has reviewed the Fund’s tax positions for all open tax years (the current and prior three years, as applicable) and has concluded that no provision for income tax is required in the Fund’s financial statements. Such open tax years remain subject to examination and adjustment by tax authorities.

8.    OTHER RISKS

The Fund’s risks include, but are not limited to, the following:

Investments in Other Investment Companies Risk — As a shareholder of another investment company, the Fund will indirectly bear its proportionate share of any net management fees and other expenses paid by such other investment companies, in addition to the fees and expenses regularly borne by the Fund.

Large Shareholder Transactions Risk — The Fund may experience adverse effects when certain large shareholders, such as other funds, participating insurance companies, accounts and Goldman Sachs affiliates, purchase or redeem large amounts of shares of the Fund. Such large shareholder redemptions, which may occur rapidly or unexpectedly, may cause the Fund to sell portfolio securities at times when it would not otherwise do so, which may negatively impact the Fund’s NAV and liquidity. These transactions may also accelerate the realization of taxable income to shareholders if such sales of investments resulted in gains, and may also increase transaction costs. In addition, a large redemption could result in the Fund’s current expenses being allocated over

19

GOLDMAN SACHS VARIABLE INSURANCE TRUST STRATEGIC GROWTH FUND

Notes to Financial Statements (continued)

December 31, 2019

8.    OTHER RISKS (continued)

a smaller asset base, leading to an increase in the Fund’s expense ratio. Similarly, large Fund share purchases may adversely affect the Fund’s performance to the extent that the Fund is delayed in investing new cash or otherwise maintains a larger cash position than it ordinarily would.

Liquidity Risk — The Fund may make investments that are illiquid or that may become less liquid in response to market developments or adverse investor perceptions. Illiquid investments may be more difficult to value. Liquidity risk may also refer to the risk that the Fund will not be able to pay redemption proceeds within the allowable time period or without significant dilution to remaining investors’ interests because of unusual market conditions, an unusually high volume of redemption requests, or other reasons. To meet redemption requests, the Fund may be forced to sell investments at an unfavorable time and/or under unfavorable conditions. If the Fund is forced to sell securities at an unfavorable time and/or under unfavorable conditions, such sales may adversely affect the Fund’s NAV and dilute remaining investors’ interests. Redemptions by large shareholders may have a negative impact on the Fund’s liquidity.

Market and Credit Risks — In the normal course of business, the Fund trades financial instruments and enters into financial transactions where risk of potential loss exists due to changes in the market (market risk). Additionally, the Fund may also be exposed to credit risk in the event that an issuer or guarantor fails to perform or that an institution or entity with which the Fund has unsettled or open transactions defaults.

9.    INDEMNIFICATIONS

Under the Trust’s organizational documents, its Trustees, officers, employees and agents are indemnified, to the extent permitted by the Act and state law, against certain liabilities that may arise out of performance of their duties to the Fund. Additionally, in the course of business, the Fund enters into contracts that contain a variety of indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred. However, GSAM believes the risk of loss under these arrangements to be remote.

10.    OTHER MATTERS

On November 5, 2019, a definitive proxy statement (“proxy”) was filed with the SEC to elect certain Trustees to the Trust. The Fund will bear its respective share of the proxy, shareholder meeting and other related costs and GSAM has agreed to reimburse the Fund to the extent such expenses exceed a specified percentage of the Fund’s net assets.

11.    SUBSEQUENT EVENTS

Subsequent events after the Statement of Assets and Liabilities date other than above have been evaluated, and GSAM has concluded that there is no impact requiring adjustment or disclosure in the financial statements.

20

GOLDMAN SACHS VARIABLE INSURANCE TRUST STRATEGIC GROWTH FUND

12.    SUMMARY OF SHARE TRANSACTIONS

Share activity is as follows:

	For the Fiscal Year Ended December 31, 2019		For the Fiscal Year Ended December 31, 2018
	Shares	Dollars	Shares	Dollars
Institutional Shares
Shares sold	583,898	$7,062,304	707,283	$15,560,038
Reinvestment of distributions	1,118,249	13,128,250	5,223,137	51,500,129
Shares redeemed	(1,261,183)	(14,783,803)	(1,339,125)	(28,892,999)
	440,964	5,406,751	4,591,295	38,167,168
Service Shares
Shares sold	8,337,088	92,869,509	700,489	14,650,261
Reinvestment of distributions	2,045,863	24,038,886	7,117,253	70,247,289
Shares redeemed	(4,367,583)	(49,769,254)	(15,191,101)	(312,752,864)
	6,015,368	67,139,141	(7,373,359)	(227,855,314)

NET INCREASE (DECREASE)	6,456,332	$72,545,892	(2,782,064)	$(189,688,146)

21

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of Goldman Sachs Variable Insurance Trust and Shareholders of Goldman Sachs Strategic Growth Fund

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Goldman Sachs Strategic Growth Fund (one of the funds constituting Goldman Sachs Variable Insurance Trust, referred to hereafter as the “Fund”) as of December 31, 2019, the related statement of operations for the year ended December 31, 2019, the statements of changes in net assets for each of the two years in the period ended December 31, 2019, including the related notes, and the financial highlights for each of the periods indicated therein (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of December 31, 2019, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended December 31, 2019 and the financial highlights for each of the periods indicated therein in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of December 31, 2019 by correspondence with the custodian, transfer agent and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Boston, Massachusetts

February 14, 2020

We have served as the auditor of one or more investment companies in the Goldman Sachs fund complex since 2000.

22

GOLDMAN SACHS VARIABLE INSURANCE TRUST STRATEGIC GROWTH FUND

Voting Results of Special Meeting of Shareholders (Unaudited)

A Special Meeting (the “Meeting”) of the Goldman Sachs Variable Insurance Trust (“VIT”) was held on January 23, 2020 to consider and act upon the proposal below. The Fund will amortize its respective share of the proxy, shareholder meeting and other related costs and GSAM has agreed to reimburse the Fund to the extent such expenses exceed a specified percentage of the Fund’s net assets.

At the Meeting, Dwight L. Bush, Kathryn A. Cassidy, Joaquin Delgado and Gregory G. Weaver were elected to the Trust’s Board of Trustees. In electing trustees, the Trust’s shareholders voted as follows:

Proposal 1. Election of Trustees	For	Against	Withheld	Broker Non-Votes

Dwight L. Bush	745,493,677.130	0	17,848,840.639	0

Kathryn A. Cassidy	746,559,784.810	0	16,782,732.959	0

Joaquin Delgado	744,593,456.532	0	18,749,061.237	0

Gregory G. Weaver	746,707,039.321	0	16,635,478.448	0

23

GOLDMAN SACHS VARIABLE INSURANCE TRUST STRATEGIC GROWTH FUND

Fund Expenses — Six Month Period Ended December 31, 2019 (Unaudited)

As a shareholder of Institutional or Service Shares of the Fund, you incur ongoing costs, including management fees, distribution and/or service (12b-1) fees (with respect to Service Shares) and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in Institutional Shares and Service Shares of the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from July 1, 2019 through December 31, 2019, which represents a period of 184 days of a 365 day year.

Actual Expenses — The first line under each share class in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000=8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes — The second line under each share class in the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual net expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only. As a shareholder of the Fund you do not incur any transaction costs, such as sales charges, redemption fees, or exchange fees, but shareholders of other funds may incur such costs. The second line of the table is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds whose shareholders may incur transaction costs.

Share Class	Beginning Account Value 07/01/19	Ending Account Value 12/31/19		Expenses Paid for the 6 Months Ended 12/31/19*
Institutional

Actual	$1,000	$1,108.20		$4.09
Hypothetical 5% return	1,000	1,021.32	+	3.92
Service

Actual	1,000	1,107.50		5.42
Hypothetical 5% return	1,000	1,020.06	+	5.19

+	Hypothetical expenses are based on the Fund’s actual annualized net expense ratios and an assumed rate of return of 5% per year before expenses.

*

Expenses are calculated using the Fund’s annualized net expense ratio for each class, which represents the ongoing expenses as a percentage of net assets for the six months ended December 31, 2019. Expenses are calculated by multiplying the annualized net expense ratio by the average account value for the period; then multiplying the result by the number of days in the most recent fiscal half year; and then dividing that result by the number of days in the fiscal year. The annualized net expense ratios for the period were 0.77%, and 1.02% for Institutional and Service Shares, respectively.

24

GOLDMAN SACHS VARIABLE INSURANCE TRUST STRATEGIC GROWTH FUND

Trustees and Officers (Unaudited)

Independent Trustees

Name, Address and Age[1]	Position(s) Held with the Trust	Term of Office and Length of Time Served[2]	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee[3]	Other Directorships Held by Trustee[4]
Jessica Palmer Age: 70	Chair of the Board of Trustees	Since 2018 (Trustee since 2007)	Ms. Palmer is retired. She was formerly Consultant, Citigroup Human Resources Department (2007-2008); Managing Director, Citigroup Corporate and Investment Banking (previously, Salomon Smith Barney/Salomon Brothers) (1984-2006). Ms. Palmer was a Member of the Board of Trustees of Indian Mountain School (private elementary and secondary school) (2004-2009). Chair of the Board of Trustees — Goldman Sachs Trust and Goldman Sachs Variable Insurance Trust.	102	None
Kathryn A. Cassidy Age: 65	Trustee	Since 2015	Ms. Cassidy is retired. Formerly, she was Advisor to the Chairman (May 2014-December 2014); and Senior Vice President and Treasurer (2008-2014), General Electric Company & General Electric Capital Corporation (technology and financial services companies). Trustee — Goldman Sachs Trust and Goldman Sachs Variable Insurance Trust.	102	None
Diana M. Daniels Age: 70	Trustee	Since 2007	Ms. Daniels is retired. Formerly, she was Vice President, General Counsel and Secretary, The Washington Post Company (1991-2006). Ms. Daniels is a Trustee Emeritus and serves as a Presidential Councillor of Cornell University (2013-Present); former Member of the Legal Advisory Board, New York Stock Exchange (2003-2006) and of the Corporate Advisory Board, Standish Mellon Management Advisors (2006-2007). Trustee — Goldman Sachs Trust and Goldman Sachs Variable Insurance Trust.	102	None
Roy W. Templin Age: 59	Trustee	Since 2013

Mr. Templin is retired. He is Director, Armstrong World Industries, Inc. (a designer and manufacturer of ceiling, wall and suspension system solutions) (2016-Present); and was formerly Chairman of the Board of Directors, Con-Way Incorporated (a transportation, logistics and supply chain management service company) (2014-2015); Executive Vice President and Chief Financial Officer, Whirlpool Corporation (an appliance manufacturer and marketer) (2004-2012). Previously, Mr. Templin served as an Advisory Board Member of Goldman Sachs Trust and Goldman Sachs Variable Insurance Trust (June 2013-October 2013).

Trustee — Goldman Sachs Trust and Goldman Sachs Variable Insurance Trust.

				102	Armstrong World Industries, Inc. (a ceiling, wall and suspension systems solutions manufacturer)
Gregory G. Weaver Age: 68	Trustee	Since 2015	Mr. Weaver is retired. He is Director, Verizon Communications Inc. (2015-Present); and was formerly Chairman and Chief Executive Officer, Deloitte & Touche LLP (a professional services firm) (2001-2005 and 2012-2014); and Member of the Board of Directors, Deloitte & Touche LLP (2006-2012). Trustee — Goldman Sachs Trust and Goldman Sachs Variable Insurance Trust.	102	Verizon Communications Inc.

25

GOLDMAN SACHS VARIABLE INSURANCE TRUST STRATEGIC GROWTH FUND

Trustees and Officers (Unaudited) (continued)

Interested Trustee*

Name, Address and Age[1]	Position(s) Held with the Trust	Term of Office and Length of Time Served[2]	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee[3]	Other Directorships Held by Trustee[4]
James A. McNamara Age: 57	President and Trustee	Since 2007

Advisory Director, Goldman Sachs (January 2018-Present); Managing Director, Goldman Sachs (January 2000-December 2017); Director of Institutional Fund Sales, GSAM (April 1998-December 2000); and Senior Vice President and Manager, Dreyfus Institutional Service Corporation (January 1993-April 1998).

President and Trustee — Goldman Sachs Trust; Goldman Sachs Variable Insurance Trust; Goldman Sachs Trust II; Goldman Sachs MLP Income Opportunities Fund; Goldman Sachs MLP and Energy Renaissance Fund; Goldman Sachs ETF Trust; Goldman Sachs Credit Income Fund; and Goldman Sachs Real Estate Diversified Income Fund.

				165	None

Advisory Board Members

Name, Address, Age[1]	Position(s) Held with the Trust	Term of Office and Length of Time Served[2]	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Advisory Board Member[3]	Other Directorships Held by Advisory Board Member[4]
Dwight L. Bush Age: 62	Advisory Board Member	Since 2019	Ambassador Bush is President and CEO of D.L. Bush & Associates (a financial advisory and private investment firm) (2002-2014 and 2017-present); and was formerly U.S. Ambassador to the Kingdom of Morocco (2014-2017) and a Member of the Board of Directors of Santander Bank, N.A. (2018-2019). Advisory Board Member — Goldman Sachs Trust and Goldman Sachs Variable Insurance Trust.	102	None
Joaquin Delgado Age: 59	Advisory Board Member	Since 2019	Dr. Delgado is retired. He is Director, Hexion Inc. (a specialty chemical manufacturer) (2019-present); and Director, Stepan Company (a specialty chemical manufacturer) (2011-present); and was formerly Executive Vice President, Consumer Business Group of 3M Company (July 2016-July 2019); and Executive Vice President, Health Care Business Group of 3M Company (October 2012-July 2016). Advisory Board Member — Goldman Sachs Trust and Goldman Sachs Variable Insurance Trust.	102	Stepan Company (a specialty chemical manufacturer)

*

Mr. McNamara is considered to be an “Interested Trustee” because he holds positions with Goldman Sachs and owns securities issued by The Goldman Sachs Group, Inc. Mr. McNamara holds comparable positions with certain other companies of which Goldman Sachs, GSAM or an affiliate thereof is the investment adviser, administrator and/or distributor.

[1]

Each Trustee and Advisory Board Member may be contacted by writing to the Trustee or Advisory Board Member, c/o Goldman Sachs, 200 West Street, New York, New York, 10282, Attn: Caroline Kraus. Information is provided as of December 31, 2019.

[2]

Subject to such policies as may be adopted by the Board from time-to-time, each Trustee holds office for an indefinite term, until the earliest of: (a) the election of his or her successor; (b) the date the Trustee resigns or is removed by the Board or shareholders, in accordance with the Trust’s Declaration of Trust; or (c) the termination of the Trust. The Board has adopted policies which provide that (a) no Trustee shall hold office for more than 15 years and (b) a Trustee shall retire as of December 31st of the calendar year in which he or she reaches his or her 74th birthday, unless a waiver of such requirements shall have been adopted by a majority of the other Trustees. These policies may be changed by the Trustees without shareholder vote.

[3]

The Goldman Sachs Fund Complex includes certain other companies listed above for each respective Trustee. As of December 31, 2019, Goldman Sachs Trust consisted of 89 portfolios; Goldman Sachs Variable Insurance Trust consisted of 13 portfolios; Goldman Sachs Trust II consisted of 19 portfolios (17 of which offered shares to the public); Goldman Sachs MLP Income Opportunities Fund, Goldman Sachs MLP and Energy Renaissance Fund, Goldman Sachs Credit Income Fund and Goldman Sachs Real Estate Diversified Income Fund each consisted of one portfolio; and Goldman Sachs ETF Trust consisted of 40 portfolios (21 of which offered shares to the public).

[4]

This column includes only directorships of companies required to report to the Securities and Exchange Commission under the Securities Exchange Act of 1934 (i.e., “public companies”) or other investment companies registered under the Act.

Additional information about the Trustees is available in the Fund’s Statement of Additional Information, which can be obtained from Goldman Sachs free of charge by calling this toll-free number (in the United States of America): 1-800-526-7384. Additional information about the Advisory Board Members will be available in the Fund’s Statement of Additional Information dated April 30, 2020, which will be available from Goldman Sachs free of charge by calling this toll-free number (in the United States of America): 1-800-526-7384.

26

GOLDMAN SACHS VARIABLE INSURANCE TRUST STRATEGIC GROWTH FUND

Trustees and Officers (Unaudited) (continued)

Officers of the Trust*

Name, Address and Age[1]	Position(s) Held with the Trust	Term of Office and Length of Time Served[2]	Principal Occupation(s) During Past 5 Years
James A. McNamara 200 West Street New York, NY 10282 Age: 57	Trustee and President	Since 2007

Advisory Director, Goldman Sachs (January 2018-Present); Managing Director, Goldman Sachs (January 2000-December 2017); Director of Institutional Fund Sales, GSAM (April 1998-December 2000); and Senior Vice President and Manager, Dreyfus Institutional Service Corporation (January 1993-April 1998).

President and Trustee — Goldman Sachs Trust; Goldman Sachs Variable Insurance Trust; Goldman Sachs Trust II; Goldman Sachs MLP Income Opportunities Fund; Goldman Sachs MLP and Energy Renaissance Fund; Goldman Sachs ETF Trust; Goldman Sachs Credit Income Fund; and Goldman Sachs Real Estate Diversified Income Fund.

Caroline L. Kraus 200 West Street New York, NY 10282 Age: 42	Secretary	Since 2012

Managing Director, Goldman Sachs (January 2016-Present); Vice President, Goldman Sachs (August 2006-December 2015); Associate General Counsel, Goldman Sachs (2012-Present); Assistant General Counsel, Goldman Sachs (August 2006-December 2011); and Associate, Weil, Gotshal & Manges, LLP (2002-2006).

Secretary — Goldman Sachs Trust (previously Assistant Secretary (2012)); Goldman Sachs Variable Insurance Trust (previously Assistant Secretary (2012)); Goldman Sachs Trust II; Goldman Sachs BDC, Inc.; Goldman Sachs Private Middle Market Credit LLC; Goldman Sachs Private Middle Market Credit II LLC; Goldman Sachs Middle Market Lending Corp.; Goldman Sachs MLP Income Opportunities Fund; Goldman Sachs MLP and Energy Renaissance Fund; Goldman Sachs ETF Trust; Goldman Sachs Credit Income Fund; and Goldman Sachs Real Estate Diversified Income Fund.

Joseph F. DiMaria 30 Hudson Street Jersey City, NJ 07302 Age: 51	Treasurer, Principal Financial Officer and Principal Accounting Officer	Since 2017 (Treasurer and Principal Financial Officer since 2019)

Managing Director, Goldman Sachs (November 2015-Present) and Vice President — Mutual Fund Administration, Columbia Management Investment Advisers, LLC

(May 2010-October 2015).

Treasurer, Principal Financial Officer and Principal Accounting Officer — Goldman Sachs Trust (previously Assistant Treasurer (2016)); Goldman Sachs Variable Insurance Trust (previously Assistant Treasurer (2016)); Goldman Sachs Trust II (previously Assistant Treasurer (2017)); Goldman Sachs MLP Income Opportunities Fund (previously Assistant Treasurer (2017)); Goldman Sachs MLP and Energy Renaissance Fund (previously Assistant Treasurer (2017)); Goldman Sachs ETF Trust (previously Assistant Treasurer (2017)); Goldman Sachs Credit Income Fund; and Goldman Sachs Real Estate Diversified Income Fund.

*

Represents a partial list of officers of the Trust. Additional information about all the officers is available in the Fund’s Statement of Additional Information, which can be obtained from Goldman Sachs free of charge by calling this toll-free number (in the United States): 1-800-526-7384.

[1]	Information is provided as of December 31, 2019.
[2]

Officers hold office at the pleasure of the Board of Trustees or until their successors are duly elected and qualified. Each officer holds comparable positions with certain other companies of which Goldman Sachs, GSAM or an affiliate thereof is the investment adviser, administrator and/or distributor.

Goldman Sachs Variable Insurance Trust — Tax Information (Unaudited)

For the year ended December 31, 2019, 82.66% of the dividends paid from net investment company taxable income by the Strategic Growth Fund qualify for the dividends received deduction available to corporations.

Pursuant to Section 852 of the Internal Revenue Code, the Strategic Growth Fund designates $36,508,333 or, if different, the maximum amount allowable, as capital gain dividends paid during the fiscal year ended December 31, 2019.

27

TRUSTEES	OFFICERS James A. McNamara, President Joseph F. DiMaria, Principal Financial Officer, Principal Accounting Officer and Treasurer Caroline L. Kraus, Secretary
Jessica Palmer, Chair
Dwight L. Bush*
Kathryn A. Cassidy
Diana M. Daniels
Joaquin Delgado*
James A. McNamara
Roy W. Templin
Gregory G. Weaver
* Effective as of January 23, 2020

GOLDMAN SACHS & CO. LLC

Distributor and Transfer Agent

GOLDMAN SACHS ASSET MANAGEMENT, L.P.

Investment Adviser

200 West Street, New York

New York 10282

Visit our web site at www.GSAMFUNDS.com to obtain the most recent month-end returns.

The reports concerning the Fund included in this shareholder report may contain certain forward-looking statements about the factors that may affect the performance of the Fund in the future. These statements are based on Fund management’s predictions and expectations concerning certain future events and their expected impact on the Fund, such as performance of the economy as a whole and of specific industry sectors, changes in the levels of interest rates, the impact of developing world events, and other factors that may influence the future performance of the Fund. Management believes these forward-looking statements to be reasonable, although they are inherently uncertain and difficult to predict. Actual events may cause adjustments in portfolio management strategies from those currently expected to be employed.

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities and information regarding how the Fund voted proxies relating to portfolio securities for the 12-month period ended December 31 is available (i) without charge, upon request by calling 1-800-621-2550; and (ii) on the Securities and Exchange Commission (“SEC”) web site at http://www.sec.gov.

The Fund will file its portfolio holdings information for each month in a fiscal quarter within 60 days after the end of the relevant fiscal quarter on Form N-PORT. Portfolio holdings information for the third month of each fiscal quarter will be made available on the SEC’s web site at http://www.sec.gov. Portfolio holdings information may be obtained upon request and without charge by calling 1-800-526-7384 (for Retail Shareholders) or 1-800-621-2550 (for Institutional Shareholders).

Views and opinions expressed are for informational purposes only and do not constitute a recommendation by GSAM to buy, sell, or hold any security. Views and opinions are current as of the date of this presentation and may be subject to change, they should not be construed as investment advice.

Goldman Sachs & Co. LLC (“Goldman Sachs”) does not provide legal, tax or accounting advice. Any statement contained in this communication (including any attachments) concerning U.S. tax matters was not intended or written to be used, and cannot be used, for the purpose of avoiding penalties under the Internal Revenue Code, and was written to support the promotion or marketing of transaction or matter addressed. Clients of Goldman Sachs should obtain their own independent tax advice based on their particular circumstances.

The website links provided are for your convenience only and are not an endorsement or recommendation by GSAM of any of these websites or the products or services offered. GSAM is not responsible for the accuracy and validity of the content of these websites.

Fund holdings and allocations shown are as of December 31, 2019 and may not be representative of future investments. Fund holdings should not be relied on in making investment decisions and should not be construed as research or investment advice regarding particular securities. Current and future holdings are subject to risk.

References to indices, benchmarks or other measures of relative market performance over a specified period of time are provided for your information only and do not imply that the portfolio will achieve similar results. The index composition may not reflect the manner in which a portfolio is constructed. While an adviser seeks to design a portfolio which reflects appropriate risk and return features, portfolio characteristics may deviate from those of the benchmark.

The Global Industry Classification Standard (“GICS”) was developed by and is the exclusive property and a service mark of Morgan Stanley Capital International Inc. (“MSCI”) and Standard & Poor’s, a division of The McGraw-Hill Companies, Inc. (“S&P”) and is licensed for use by Goldman Sachs. Neither MSCI, S&P nor any other party involved in making or compiling the GICS or any GICS classifications makes any express or implied warranties or representations with respect to such standard or classification (or the results to be obtained by the use thereof), and all such parties hereby expressly disclaim all warranties of originality, accuracy, completeness, merchantability or fitness for a particular purpose with respect to any of such standard or classification. Without limiting any of the foregoing, in no event shall MSCI, S&P, any of their affiliates or any third party involved in making or compiling the GICS or any GICS classifications have any liability for any direct, indirect, special, punitive, consequential or any other damages (including lost profits) even if notified of the possibility of such damages.

The portfolio risk management process includes an effort to monitor and manage risk, but does not imply low risk.

Shares of the Goldman Sachs VIT Funds are offered to separate accounts of participating life insurance companies for the purpose of funding variable annuity contracts and variable life insurance policies. Shares of the Fund are not offered directly to the general public. The variable annuity contracts and variable life insurance policies are described in the separate prospectuses issued by participating insurance companies. You should refer to those prospectuses for information about surrender charges, mortality and expense risk fees and other charges that may be assessed by participating insurance companies under the variable annuity contracts or variable life insurance policies. Such fees or charges, if any, may affect the return you may realize with respect to your investments. Ask your representative for more complete information. Please consider a fund’s objectives, risks and charges and expenses, and read the prospectus carefully before investing. The prospectus contains this and other information about the Fund.

This material is not authorized for distribution to prospective investors unless preceded or accompanied by a current prospectus or summary prospectus, if applicable. Investors should consider the Fund’s objective, risks, and charges and expenses, and read the summary prospectus, if available, and/or the prospectus carefully before investing or sending money. The summary prospectus, if available, and the prospectus contain this and other information about the Fund and may be obtained from your authorized dealer or from Goldman Sachs & Co. LLC by calling 1-800-621-2550.

This report is prepared for the general information of contract owners and is not an offer of shares of the Goldman Sachs Variable Insurance Trust — Goldman Sachs Strategic Growth Fund.

© 2020 Goldman Sachs. All rights reserved.

VITGRWAR-20/192297-OTU-1135501

Goldman

Sachs Variable Insurance Trust

Goldman Sachs

International Equity Insights Fund

Beginning on or after January 1, 2021, you may not receive paper copies of the Fund’s annual and semi-annual shareholder reports from the insurance company that offers your variable insurance contract or your financial intermediary, unless you specifically request paper copies of the reports from the insurance company or from your financial intermediary. Instead, the reports will be made available on a website, and you will be notified by mail each time a report is posted and provided with a website link to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. At any time, you may elect to receive reports and certain communications from the insurance company electronically by contacting your insurance company or your financial intermediary.

You may elect to receive all future shareholder reports in paper free of charge. You can inform the insurance company or your financial intermediary that you wish to receive paper copies of reports. Your election to receive reports in paper will apply to all Goldman Sachs Funds available under your contract and may apply to all funds held with your financial intermediary.

Annual Report

December 31, 2019

GOLDMAN SACHS VARIABLE INSURANCE TRUST INTERNATIONAL EQUITY INSIGHTS FUND

INVESTMENT OBJECTIVE

The Fund seeks long-term growth of capital.

Portfolio Management Discussion and Analysis

Below, the Goldman Sachs Quantitative Investment Strategies Team discuss the Goldman Sachs Variable Insurance Trust — Goldman Sachs International Equity Insights Fund’s (the “Fund”) performance and positioning for the 12-month period ended December 31, 2019 (the “Reporting Period”).

How did the Fund perform during the Reporting Period?

During the Reporting Period, the Fund’s Institutional and Service Shares generated average annual total returns of 18.45% and 18.23%, respectively. These returns compare to the 22.01% average annual total return of the Fund’s benchmark, the MSCI Europe, Australasia, Far East (EAFE) Index (net, USD, unhedged) (the “MSCI EAFE Index”), during the same time period.

What economic and market factors most influenced the international equity markets as a whole during the Reporting Period?

International equities, as measured by the MSCI EAFE Index, posted a return of 8.17% for the fourth quarter of 2019, bringing total returns to 22.01% in U.S. dollar terms for the Reporting Period as a whole. Equity markets rebounded across the globe, recovering from weakness in 2018, though U.S. equities outpaced international equity markets during the Reporting Period. The international equity markets were primarily supported by the accommodative stance of the various central banks and by the anticipation of resolution to trade war and Brexit negotiations, with the rally in equities during the Reporting Period driven by valuation gains amid weak earnings growth. (Brexit is the popular term for the U.K.’s path out of the European Union.)

European equities witnessed their best year since 2009, with the STOXX 600* hitting a four-year high early in November 2019. The domestic Eurozone economy generally remained strong, boasting the lowest unemployment rate since the 2008-2009 global financial crisis as well as accelerated wage growth. In September 2019, the European Central Bank announced a multi-dimensional monetary stimulus package aimed at addressing slowing Eurozone economic growth through deposit rate cuts and reinstitution of asset purchases. In October 2019, the European Union and the U.K. agreed to a “flextension” arrangement until January 2020 under which the U.K. would be able to leave the European Union earlier than the deadline if a withdrawal agreement was ratified by the European and British Parliaments in time. Brexit negotiations took a turn for the better when the Conservative party won a comfortable majority in the mid-December 2019 U.K. Parliamentary elections, clearing the way for Prime Minister Johnson’s Brexit deal to be ratified before the Article 50 deadline expires on January 31, 2020.

Japanese equities suffered collateral damage through the ongoing stand-off between the U.S. and China — two of Japan’s largest trade partners. Japanese equities were also sensitive to weaker global industrial demand during the Reporting Period. However, the Japanese equity market was supported by a recovering domestic economy, stronger capital spending and an improvement in domestic demand resilience. In the second quarter of 2019, Japan’s nominal Gross Domestic Product hit a record 557.8 trillion yen. In an effort to achieve more fair and reciprocal trade, the U.S. and Japan signed a limited trade deal on agriculture and digital trade in October 2019, a deal that covers about $55 billion worth of commerce between the two economies.

For the Reporting Period overall, all 11 sectors of the MSCI EAFE gained, with information technology leading the way, followed by health care and industrials. Energy, communication services and real estate were the weakest performers on the basis of total return during the Reporting Period.

From a country perspective, all equity markets in the MSCI EAFE Index posted a positive absolute return during the Reporting Period. New Zealand, Ireland and Switzerland were the strongest individual country constituents in the MSCI EAFE Index on a relative basis during the Reporting Period. Israel, Hong Kong and Finland posted positive absolute returns but most significantly lagged the MSCI EAFE Index on a relative basis during the Reporting Period.

*

The STOXX 600 is an index tracking 600 publicly-traded companies based in one of 18 European Union countries. The index includes small cap, medium cap, and large cap companies. The countries represented in the index are Austria, Belgium, Denmark, Finland, France, Germany, Greece, Holland, Iceland, Ireland, Italy, Luxembourg, Norway, Portugal, Spain, Sweden, Switzerland and the U.K.

1

GOLDMAN SACHS VARIABLE INSURANCE TRUST INTERNATIONAL EQUITY INSIGHTS FUND

What key factors were responsible for the Fund’s performance during the Reporting Period?

The Fund uses a quantitative style of management, in combination with a qualitative overlay, that emphasizes fundamentally-based stock selection, careful portfolio construction and efficient implementation. The Fund’s investments are selected using fundamental research and a variety of quantitative techniques based on certain investment themes, namely Fundamental Mispricings, High Quality Business Models, Sentiment Analysis and Market Themes & Trends.

During the Reporting Period, the Fund posted double-digit absolute gains but underperformed the MSCI EAFE Index, with three of our quantitative model’s four investment themes detracting from results. Stock selection driven by these investment themes diminished relative performance.

What impact did the Fund’s investment themes have on performance during the Reporting Period?

In keeping with our investment approach, we use our quantitative model and four investment themes to take a long-term view of market patterns and look for inefficiencies, selecting stocks for the Fund and overweighting or underweighting the ones chosen by the model. Over time and by design, the performance of any one of the model’s investment themes tends to have a low correlation with the model’s other themes, demonstrating the diversification benefit of the Fund’s theme-driven quantitative model. The variance in performance supports our research indicating that the diversification provided by the Fund’s different investment themes is a significant investment advantage over the long term, even though the Fund may experience underperformance in the short term. Of course, diversification does not protect an investor from market risk nor does it ensure a profit.

During the Reporting Period, three of our four investment themes — Market Themes & Trends, Fundamental Mispricings and High Quality Business Models — detracted from the Fund’s relative performance. The other investment theme — Sentiment Analysis — contributed positively. Market Themes & Trends seeks to identify companies positively positioned to benefit from themes and trends in the market and macroeconomic environment. Fundamental Mispricings seeks to identify high quality businesses trading at a fair price, which we believe may lead to strong performance over the long run. High Quality Business Models seeks to identify companies that are generating high quality revenues with sustainable business models and aligned management incentives. Sentiment Analysis seeks to identify stocks experiencing improvements in their overall market sentiment.

How did the Fund’s sector and industry allocations affect relative performance during the Reporting Period?

In constructing the Fund’s portfolio, we focus on picking stocks rather than making sector or industry bets. Consequently, the Fund is similar to its benchmark, the MSCI EAFE Index, in terms of its sector and industry allocations and style. Changes in its sector or industry weights generally do not have a meaningful impact on relative performance.

Did stock selection help or hurt Fund performance during the Reporting Period?

We seek to outpace the MSCI EAFE Index by overweighting stocks that we expect to outperform and underweighting those that we think may lag. At the same time, we strive to maintain a risk profile similar to the MSCI EAFE Index. The Fund’s investments are selected using fundamental research and a variety of quantitative techniques based on our investment themes. For example, the Fund aims to hold a basket of stocks with better Fundamental Mispricings characteristics than the benchmark index.

During the Reporting Period, stock selection hampered the Fund’s performance, with investments in the health care, industrials and communication services sectors detracting most from results relative to the MSCI EAFE Index. Holdings in the information technology, consumer discretionary and financials sectors added to the Fund’s relative returns.

Which individual positions detracted from the Fund’s results during the Reporting Period?

Detracting most from the Fund’s results relative to the MSCI EAFE Index were underweight positions in U.K.-based tobacco company British American Tobacco and France-based diversified luxury goods producer LVMH Moet Hennessy Louis Vuitton and an overweight position in Japan-based telecommunication services provider SoftBank Group. The underweight in British American Tobacco was implemented primarily because of our Market Themes & Trends investment theme, and the underweight in LVMH Moet Hennessy Louis Vuitton was established due mainly to our Fundamental Mispricings investment theme. The overweight in Softbank Group was based primarily on our Market Themes & Trends and Fundamental Mispricings investment themes.

Which individual stock positions contributed the most to the Fund’s relative returns during the Reporting Period?

The Fund benefited most from an underweight position in BP, a U.K.-based integrated energy company, and from overweight positions in adidas, a Germany-based sports shoes, apparel and equipment manufacturer, and in Schneider Electric, a France-based electrical power products manufacturer. The underweight in BP and the overweight in adidas were each fueled mainly by our

2

GOLDMAN SACHS VARIABLE INSURANCE TRUST INTERNATIONAL EQUITY INSIGHTS FUND

Market Themes & Trends and High Quality Business Models investment themes. Driven by our High Quality Business Models and Sentiment Analysis investment themes, the Fund benefited from its overweight in Schneider Electric.

What impact did country selection have on the Fund’s relative performance during the Reporting Period?

To construct the Fund’s portfolio, we focus on security selection rather than on making country bets. As a result, the Fund is similar to the MSCI EAFE Index in terms of its country allocation. Changes in the Fund’s country weightings are generally the result of our stock picking.

Did you make any enhancements to your quantitative models during the Reporting Period?

We continuously look for ways to improve our investment process. During the Reporting Period, we made numerous enhancements to our models. As example, during the first half of the Reporting Period, we introduced a number of new signals. First, within our Sentiment Analysis investment theme, we added a suite of signals that utilizes data from the short selling market as an indicator of the market sentiment surrounding individual names. Second, within our Market Themes & Trends investment theme, we added a signal that examines the cross-holdings of pooled vehicles to identify thematic trends in the market. Also within our Market Themes & Trends investment theme, we added a signal that examines internet linkages between companies to identify thematic trends. Finally, within our Fundamental Mispricings investment theme, we added a signal that we believe to be predictive of industry rotations.

During the second half of the Reporting Period, within our High-Quality Business Models investment theme, we added a metric, introduced in most regions, that identifies companies with longer executive management tenure, as we believe this is indicative of sustainable, high quality, business model. Within our Sentiment Analysis investment theme, we extended a signal from the U.S. to Japan. The signal uses natural language processing and machine learning techniques to help capture sell-side research analyst sentiment in Japanese language reports. Also within our Sentiment Analysis investment theme, we added a contrarian signal in the European, U.K. and emerging market investment regions that uses market microstructure data to help predict short-term stock reversals.

How did the Fund use derivatives during the Reporting Period?

During the Reporting Period, we did not use derivatives as part of an active management strategy to add value to the Fund’s results. However, we used equity index futures contracts, on an opportunistic basis, to equitize the Fund’s excess cash holdings. In other words, we put the Fund’s excess cash holdings to work by using them as collateral for the purchase of stock futures. The use of these futures contracts did not have a material impact on the Fund’s performance during the second part of the Reporting Period.

What were the Fund’s sector and country weightings at the end of the Reporting Period?

As of December 31, 2019, the Fund was overweight the health care, industrials, information technology and materials sectors relative to the MSCI EAFE Index. The Fund was underweight utilities, communication services, consumer staples, real estate and consumer discretionary and rather neutral to the MSCI EAFE Index in energy and financials on the same date.

In terms of countries, the Fund was overweight relative to the MSCI EAFE Index in Japan, Switzerland and Australia. Compared to the MSCI EAFE Index, the Fund was underweight in the U.K. and Germany and was relatively neutral compared to the MSCI EAFE Index in the remaining constituents of the MSCI EAFE Index at the end of the Reporting Period.

Were there any changes to the Fund’s portfolio management team during the Reporting Period?

There were no changes to the Fund’s portfolio management team during the Reporting Period.

What is your strategy going forward for the Fund?

Looking ahead, we continue to believe that less expensive stocks should outpace more expensive stocks, and stocks with good momentum are likely to outperform those with poor momentum. We intend to maintain our focus on seeking companies about which fundamental research analysts are becoming more positive as well as profitable companies with sustainable earnings and a track record of using their capital to enhance shareholder value. As such, we anticipate remaining fully invested with long-term performance likely to be the result of stock selection rather than sector or capitalization allocations.

We stand behind our investment philosophy that sound economic investment principles, coupled with a disciplined quantitative approach, can provide strong, uncorrelated returns over the long term. Our research agenda is robust, and we continue to enhance our existing models, add new proprietary forecasting signals and improve our trading execution as we seek to provide the most value to our shareholders.

3

GOLDMAN SACHS VARIABLE INSURANCE TRUST INTERNATIONAL EQUITY INSIGHTS FUND

Index Definitions

The MSCI EAFE Standard Index is a market capitalization-weighted composite of securities in 21 developed markets. The MSCI EAFE Standard Index approximates the minimum possible dividend reinvestment. The dividend is reinvested after deduction for withholding tax, applying the rate to non-resident individuals who do not benefit from double taxation treaties. MSCI uses withholding tax rates applicable to Luxembourg holding companies, as Luxembourg applies the highest rates. The MSCI EAFE Standard Index is unmanaged and the figures for the Index do not include any deduction for fees or expenses.

It is not possible to invest directly in an index.

4

FUND BASICS

International Equity Insights Fund

as of December 31, 2019

TOP TEN HOLDINGS AS OF 12/31/191

Holding	% of Net Assets	Line of Business	Country
Roche Holding AG	2.4%	Pharmaceuticals, Biotechnology & Life Sciences	Switzerland
Novartis AG (Registered)	1.9	Pharmaceuticals, Biotechnology & Life Sciences	Switzerland
AIA Group Ltd.	1.5	Insurance	Hong Kong
Diageo plc	1.3	Food, Beverage & Tobacco	United Kingdom
Schneider Electric SE	1.2	Capital Goods	France
BNP Paribas SA	1.1	Banks	France
Safran SA	1.1	Capital Goods	France
Sony Corp.	1.1	Consumer Durables & Apparel	Japan
Nestle SA (Registered)	1.1	Food, Beverage & Tobacco	Switzerland
Kering SA	1.0	Consumer Durables & Apparel	France

[1]	The top 10 holdings may not be representative of the Fund’s future investments.

FUND VS. BENCHMARK SECTOR ALLOCATIONS2

As of December 31, 2019

[2]

The Fund is actively managed and, as such, its composition may differ over time. Consequently, the Fund’s overall sector allocations may differ from percentages contained in the graph above. The graph categorizes investments using Global Industry Classification Standard (“GICS”); however, the sector classifications used by the portfolio management team may differ from GICS. The percentage shown for each investment category reflects the value of investments in that category as a percentage of market value. The graph depicts the Fund’s investments but may not represent the Fund’s market exposure due to the exclusion of certain derivatives, if any, as listed in the Additional Investment Information section of the Schedule of Investments.

For more information about your Fund, please refer to www.GSAMFUNDS.com. There, you can learn more about your Portfolio’s investment strategies, holdings, and performance.

5

GOLDMAN SACHS VARIABLE INSURANCE TRUST INTERNATIONAL EQUITY INSIGHTS FUND

Performance Summary

December 31, 2019

The following graph shows the value, as of December 31, 2019, of a $10,000 investment made on January 1, 2010 in Service Shares at NAV. For comparative purposes, the performance of the Fund’s benchmark, the MSCI EAFE Standard Index (Net, USD, Unhedged), is shown. Performance reflects applicable fee waivers and/or expense limitations in effect during the periods shown and in their absence, performance would be reduced. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. The returns set forth below represent past performance. Past performance does not guarantee future results. The Fund’s investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted below. Please visit our web site at www.GSAMFUNDS.com to obtain the most recent month-end returns.

International Equity Insights Fund’s 10 Year Performance

Performance of a $10,000 investment, with distributions reinvested, from January 1, 2010 through December 31, 2019.

Average Annual Total Return through December 31, 2019	One Year	Five Years	Ten Years
Institutional	18.45%	4.29%	4.88%
Service	18.23%	4.04%	4.62%

6

GOLDMAN SACHS VARIABLE INSURANCE TRUST INTERNATIONAL EQUITY INSIGHTS FUND

Schedule of Investments

December 31, 2019

Shares	Description	Value

Common Stocks – 97.8%
Australia – 8.9%
6,652	Altium Ltd. (Software & Services)	$162,084
10,951	ASX Ltd. (Diversified Financials)	602,964
14,872	BHP Group Ltd. (Materials)	407,230
2,506	BHP Group plc (Materials)	58,725
7,664	Charter Hall Group (REIT)	59,690
39,379	Coles Group Ltd. (Food & Staples Retailing)	409,926
4,038	Commonwealth Bank of Australia (Banks)	226,523
19,551	Fortescue Metals Group Ltd. (Materials)	147,382
37,378	Goodman Group (REIT)	351,248
16,400	Magellan Financial Group Ltd. (Diversified Financials)	657,065
8,958	Newcrest Mining Ltd. (Materials)	189,184
8,599	Orica Ltd. (Materials)	132,601
82,742	Qantas Airways Ltd. (Transportation)	412,428
10,785	Regis Resources Ltd. (Materials)	32,633
10,180	Rio Tinto Ltd. (Materials)	720,235
8,683	Rio Tinto plc ADR (Materials)	515,423
93,458	Santos Ltd. (Energy)	537,660
14,199	Sonic Healthcare Ltd. (Health Care Equipment & Services)	286,293
31,547	Telstra Corp. Ltd. (Telecommunication Services)	78,362
26,184	Wesfarmers Ltd. (Retailing)	760,952
28,896	Woodside Petroleum Ltd. (Energy)	698,665
29,498	Woolworths Group Ltd. (Food & Staples Retailing)	748,172

		8,195,445

Austria – 0.1%
698	ams AG (Semiconductors & Semiconductor Equipment)*	28,337
521	BAWAG Group AG (Banks)(a)	23,548

		51,885

Belgium – 1.0%
488	Ageas (Insurance)	28,857
2,860	Galapagos NV (Pharmaceuticals, Biotechnology & Life Sciences)*	595,588
3,804	UCB SA (Pharmaceuticals, Biotechnology & Life Sciences)	302,702

		927,147

Cambodia – 0.2%
86,000	NagaCorp Ltd. (Consumer Services)	150,198

China – 0.5%
29,000	CITIC Telecom International Holdings Ltd. (Telecommunication Services)	10,570
84,000	Tingyi Cayman Islands Holding Corp. (Food, Beverage & Tobacco)	143,366
483,000	Towngas China Co. Ltd. (Utilities)*	334,584

		488,520

Common Stocks – (continued)
Denmark – 1.9%
175	Carlsberg A/S Class B (Food, Beverage & Tobacco)	26,116
9,283	GN Store Nord A/S (Health Care Equipment & Services)	436,679
14,957	Novo Nordisk A/S Class B (Pharmaceuticals, Biotechnology & Life Sciences)	866,741
1,034	Orsted A/S (Utilities)(a)	106,941
3,406	Vestas Wind Systems A/S (Capital Goods)	344,028

		1,780,505

Finland – 0.8%
4,444	Neste OYJ (Energy)	154,630
14,753	UPM-Kymmene OYJ (Materials)	511,848
2,390	Valmet OYJ (Capital Goods)	57,312

		723,790

France – 11.1%
6,106	Air Liquide SA (Materials)	865,653
4,381	Airbus SE (Capital Goods)	642,979
2,241	Alstom SA (Capital Goods)	106,490
3,458	Arkema SA (Materials)	369,755
17,898	BNP Paribas SA (Banks)	1,063,823
5,628	Capgemini SE (Software & Services)	688,332
628	Christian Dior SE (Consumer Durables & Apparel)	322,787
8,385	Coface SA (Insurance)	103,178
5,937	Eiffage SA (Capital Goods)	681,133
1,442	Kering SA (Consumer Durables & Apparel)	950,156
8,545	Legrand SA (Capital Goods)	697,818
3,665	Publicis Groupe SA (Media & Entertainment)	166,176
6,619	Safran SA (Capital Goods)	1,022,367
1,186	Sartorius Stedim Biotech (Pharmaceuticals, Biotechnology & Life Sciences)	196,861
10,941	Schneider Electric SE (Capital Goods)	1,124,075
13,206	SCOR SE (Insurance)	555,918
12,094	TOTAL SA (Energy)	671,102

		10,228,603

Germany – 6.0%
723	Brenntag AG (Capital Goods)	39,228
3,190	CANCOM SE (Software & Services)	187,454
11,026	Covestro AG (Materials)(a)	513,041
2,319	Deutsche Boerse AG (Diversified Financials)	363,648
28,423	Deutsche Lufthansa AG (Registered) (Transportation)	523,185
10,387	Deutsche Post AG (Registered) (Transportation)	394,957
3,914	Fresenius Medical Care AG & Co. KGaA (Health Care Equipment & Services)	288,179

The accompanying notes are an integral part of these financial statements.	7

GOLDMAN SACHS VARIABLE INSURANCE TRUST INTERNATIONAL EQUITY INSIGHTS FUND

Schedule of Investments (continued)

December 31, 2019

Shares	Description	Value

Common Stocks – (continued)
Germany – (continued)
8,067	HeidelbergCement AG (Materials)	$586,188
3,378	Merck KGaA (Pharmaceuticals, Biotechnology & Life Sciences)	398,245
1,660	MTU Aero Engines AG (Capital Goods)	472,977
2,858	Muenchener Rueckversicherungs-Gesellschaft AG in Muenchen (Registered) (Insurance)	843,376
3,648	Nemetschek SE (Software & Services)	240,325
688	Porsche Automobil Holding SE (Preference) (Automobiles & Components)(b)	51,048
360	Siemens AG (Registered) (Capital Goods)	47,013
5,182	Siltronic AG (Semiconductors & Semiconductor Equipment)	520,650
1,466	Software AG (Software & Services)	51,042

		5,520,556

Hong Kong – 2.7%
130,000	AIA Group Ltd. (Insurance)	1,367,336
44,000	CK Asset Holdings Ltd. (Real Estate)	317,514
1,000	CLP Holdings Ltd. (Utilities)	10,497
70,000	Swire Pacific Ltd. Class B (Real Estate)	104,798
567,500	WH Group Ltd. (Food, Beverage & Tobacco)(a)	586,780
41,000	Yue Yuen Industrial Holdings Ltd. (Consumer Durables & Apparel)	121,003

		2,507,928

Italy – 2.4%
13,773	Azimut Holding SpA (Diversified Financials)	329,090
1,742	Banca Generali SpA (Diversified Financials)	56,630
5,394	Banca Mediolanum SpA (Diversified Financials)	53,601
28,323	Enel SpA (Utilities)	224,993
307,786	Intesa Sanpaolo SpA (Banks)	810,767
40,704	Iren SpA (Utilities)	126,107
51,174	Mediobanca Banca di Credito Finanziario SpA (Banks)	563,453
2,045	Poste Italiane SpA (Insurance)(a)	23,237

		2,187,878

Japan – 26.8%
4,200	AGC, Inc. (Capital Goods)	150,183
1,500	Aisin Seiki Co. Ltd. (Automobiles & Components)	55,560
43,200	Astellas Pharma, Inc. (Pharmaceuticals, Biotechnology & Life Sciences)	737,423
2,200	Benesse Holdings, Inc. (Consumer Services)	57,826
13,000	Chubu Electric Power Co., Inc. (Utilities)	183,766

Common Stocks – (continued)
Japan – (continued)
4,300	Cleanup Corp. (Consumer Durables & Apparel)	28,095
20,900	Dai Nippon Printing Co. Ltd. (Commercial & Professional Services)	565,294
20,500	Daiwa House Industry Co. Ltd. (Real Estate)	634,616
28,500	DeNA Co. Ltd. (Media & Entertainment)	459,341
2,900	Eisai Co. Ltd. (Pharmaceuticals, Biotechnology & Life Sciences)	216,995
2,100	ESCRIT, Inc. (Consumer Services)	15,025
4,000	FamilyMart Co. Ltd. (Food & Staples Retailing)	95,799
2,700	FJ Next Co. Ltd. (Consumer Durables & Apparel)	28,430
11,400	FUJIFILM Holdings Corp. (Technology Hardware & Equipment)	544,417
8,800	Fujitsu Ltd. (Software & Services)	827,691
2,200	Furyu Corp. (Consumer Durables & Apparel)	21,652
1,200	Hitachi High-Technologies Corp. (Technology Hardware & Equipment)	84,983
7,400	Hoya Corp. (Health Care Equipment & Services)	706,419
11,900	Ibiden Co. Ltd. (Technology Hardware & Equipment)	283,312
2,400	IDEA Consultants, Inc. (Commercial & Professional Services)	66,894
16,800	Idemitsu Kosan Co. Ltd. (Energy)	464,213
1,000	ISB Corp. (Software & Services)	18,406
4,200	Japan Aviation Electronics Industry Ltd. (Technology Hardware & Equipment)	84,734
32,900	JXTG Holdings, Inc. (Energy)	149,319
8,600	Kao Corp. (Household & Personal Products)	709,286
2,800	KDDI Corp. (Telecommunication Services)	83,542
700	Kirindo Holdings Co. Ltd. (Food & Staples Retailing)	13,788
500	Kobayashi Pharmaceutical Co. Ltd. (Household & Personal Products)	42,351
12,300	Konami Holdings Corp. (Media & Entertainment)	505,438
5,500	K’s Holdings Corp. (Retailing)	71,907
400	Kureha Corp. (Materials)	24,019
32,300	LIXIL Group Corp. (Capital Goods)	557,397
4,600	Mamezou Holdings Co. Ltd. (Software & Services)	62,142
4,600	Matsumotokiyoshi Holdings Co. Ltd. (Food & Staples Retailing)	178,089
51,400	Mazda Motor Corp. (Automobiles & Components)	438,002
13,700	Mitsubishi Materials Corp. (Materials)	371,814

8	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS VARIABLE INSURANCE TRUST INTERNATIONAL EQUITY INSIGHTS FUND

Shares	Description	Value

Common Stocks – (continued)
Japan – (continued)
130,700	Mitsubishi UFJ Financial Group, Inc. (Banks)	$706,608
507,000	Mizuho Financial Group, Inc. (Banks)	780,993
4,300	NEC Networks & System Integration Corp. (Software & Services)	152,298
3,900	NET One Systems Co. Ltd. (Software & Services)	99,575
3,900	Nexon Co. Ltd. (Media & Entertainment)*	51,735
15,200	NGK Insulators Ltd. (Capital Goods)	264,420
1,500	Nihon Unisys Ltd. (Software & Services)	47,054
34,700	Nikon Corp. (Consumer Durables & Apparel)	424,369
14,400	Nippon Telegraph & Telephone Corp. (Telecommunication Services)	363,941
31,900	Nippon Yusen KK (Transportation)	574,955
1,700	Nitto Denko Corp. (Materials)	95,587
25,800	Nomura Research Institute Ltd. (Software & Services)	551,760
1,000	NS Solutions Corp. (Software & Services)	32,859
44,500	NTT Data Corp. (Software & Services)	595,142
500	OBIC Business Consultants Co. Ltd. (Software & Services)	23,507
4,100	Okinawa Electric Power Co., Inc. (The) (Utilities)	76,937
39,300	Olympus Corp. (Health Care Equipment & Services)	605,719
7,600	Ono Pharmaceutical Co. Ltd. (Pharmaceuticals, Biotechnology & Life Sciences)	173,510
7,900	ORIX Corp. (Diversified Financials)	130,914
11,200	Otsuka Holdings Co. Ltd. (Pharmaceuticals, Biotechnology & Life Sciences)	499,232
2,700	PC Depot Corp. (Retailing)	13,697
500	PCA Corp. (Software & Services)	23,396
1,400	Sankyo Co. Ltd. (Consumer Durables & Apparel)	46,498
2,000	Santen Pharmaceutical Co. Ltd. (Pharmaceuticals, Biotechnology & Life Sciences)	38,086
2,100	SCREEN Holdings Co. Ltd. (Semiconductors & Semiconductor Equipment)	143,218
7,500	Secom Co. Ltd. (Commercial & Professional Services)	669,321
44,200	Sega Sammy Holdings, Inc. (Consumer Durables & Apparel)	640,000
29,100	Sekisui Chemical Co. Ltd. (Consumer Durables & Apparel)	504,882
27,900	Sekisui House Ltd. (Consumer Durables & Apparel)	595,801

Common Stocks – (continued)
Japan – (continued)
11,100	Shionogi & Co. Ltd. (Pharmaceuticals, Biotechnology & Life Sciences)	686,663
4,700	Softbank Corp. (Telecommunication Services)	63,025
4,600	SoftBank Group Corp. (Telecommunication Services)	199,718
14,900	Sony Corp. (Consumer Durables & Apparel)	1,011,676
9,900	Subaru Corp. (Automobiles & Components)	245,221
1,200	Sugi Holdings Co. Ltd. (Food & Staples Retailing)	63,306
13,200	Sumitomo Dainippon Pharma Co. Ltd. (Pharmaceuticals, Biotechnology & Life Sciences)	255,752
300	Sumitomo Realty & Development Co. Ltd. (Real Estate)	10,467
14,200	Sundrug Co. Ltd. (Food & Staples Retailing)	513,784
4,600	Taiyo Yuden Co. Ltd. (Technology Hardware & Equipment)	140,311
1,600	Take And Give Needs Co. Ltd. (Consumer Services)	18,238
6,300	TDK Corp. (Technology Hardware & Equipment)	707,989
11,700	TIS, Inc. (Software & Services)	691,623
900	TKC Corp. (Software & Services)	42,838
800	Tokyo Electron Ltd. (Semiconductors & Semiconductor Equipment)	174,664
30,000	Toppan Printing Co. Ltd. (Commercial & Professional Services)	619,747
9,700	Toshiba Corp. (Capital Goods)	329,235
800	Toyota Motor Corp. (Automobiles & Components)	56,369
2,300	Vision, Inc. (Telecommunication Services)*	38,146
1,500	Welcia Holdings Co. Ltd. (Food & Staples Retailing)	95,294
53,500	Yamada Denki Co. Ltd. (Retailing)	283,873
8,600	Z Holdings Corp. (Media & Entertainment)	36,310
3,200	Zuken, Inc. (Software & Services)	72,826

		24,821,257

Netherlands – 5.6%
7,300	Akzo Nobel NV (Materials)	745,505
1,251	ASM International NV (Semiconductors & Semiconductor Equipment)	141,203
8,145	ASR Nederland NV (Insurance)	305,238
4,132	BE Semiconductor Industries NV (Semiconductors & Semiconductor Equipment)	160,417
1,757	Euronext NV (Diversified Financials)(a)	143,617

The accompanying notes are an integral part of these financial statements.	9

GOLDMAN SACHS VARIABLE INSURANCE TRUST INTERNATIONAL EQUITY INSIGHTS FUND

Schedule of Investments (continued)

December 31, 2019

Shares	Description	Value

Common Stocks – (continued)
Netherlands – (continued)
5,419	Koninklijke Ahold Delhaize NV (Food & Staples Retailing)	$135,867
15,696	NN Group NV (Insurance)	596,806
2,398	NXP Semiconductors NV (Semiconductors & Semiconductor Equipment)	305,170
2,054	Randstad NV (Commercial & Professional Services)	125,859
25,109	Royal Dutch Shell plc Class A (Energy)	740,337
8,720	Royal Dutch Shell plc Class B (Energy)	258,842
6,494	Royal Dutch Shell plc Class B ADR (Energy)	389,445
11,862	Signify NV (Capital Goods)(a)	371,266
10,601	Wolters Kluwer NV (Commercial & Professional Services)	774,038

		5,193,610

Norway – 1.2%
37,640	DNB ASA (Banks)	704,354
8,234	Orkla ASA (Food, Beverage & Tobacco)	83,499
6,631	Salmar ASA (Food, Beverage & Tobacco)	339,814
977	Schibsted ASA Class A (Media & Entertainment)	29,559

		1,157,226

Singapore – 0.5%
7,200	DBS Group Holdings Ltd. (Banks)	138,825
92,500	Wilmar International Ltd. (Food, Beverage & Tobacco)	283,392

		422,217

Spain – 2.0%
8,242	ACS Actividades de Construccion y Servicios SA (Capital Goods)	330,621
43,760	Banco Santander SA (Banks)	183,475
20,530	Iberdrola SA (Utilities)	211,573
38,265	Merlin Properties Socimi SA (REIT)	549,996
88,180	Telefonica SA (Telecommunication Services)	616,652

		1,892,317

Sweden – 2.8%
22,932	Boliden AB (Materials)*	609,044
13,297	Essity AB Class B (Household & Personal Products)	428,246
19,190	Sandvik AB (Capital Goods)	373,771
3,649	SKF AB Class B (Capital Goods)	73,879
13,171	Swedish Match AB (Food, Beverage & Tobacco)	678,527
27,656	Volvo AB Class B (Capital Goods)	462,994

		2,626,461

Switzerland – 11.2%
9,809	Adecco Group AG (Registered) (Commercial & Professional Services)	620,147

Common Stocks – (continued)
Switzerland – (continued)
2,902	Baloise Holding AG (Registered) (Insurance)	525,220
409	Flughafen Zurich AG (Registered) (Transportation)	74,655
14,301	LafargeHolcim Ltd. (Registered) (Materials)*	793,383
1,522	Lonza Group AG (Registered) (Pharmaceuticals, Biotechnology & Life Sciences)*	555,237
9,274	Nestle SA (Registered) (Food, Beverage & Tobacco)	1,004,052
18,899	Novartis AG (Registered) (Pharmaceuticals, Biotechnology & Life Sciences)	1,789,539
6,705	Roche Holding AG (Pharmaceuticals, Biotechnology & Life Sciences)	2,179,144
2,849	Sonova Holding AG (Registered) (Health Care Equipment & Services)	651,306
1,279	Swiss Life Holding AG (Registered) (Insurance)	641,636
6,842	Swiss Re AG (Insurance)	768,648
150	Tecan Group AG (Registered) (Pharmaceuticals, Biotechnology & Life Sciences)	42,142
57,475	UBS Group AG (Registered) (Diversified Financials)*	725,299

		10,370,408

United Kingdom – 11.3%
50,984	3i Group plc (Diversified Financials)	741,905
128,122	Aviva plc (Insurance)	711,147
46,769	Barratt Developments plc (Consumer Durables & Apparel)	463,080
82,041	BT Group plc (Telecommunication Services)	209,056
3,000	CK Hutchison Holdings Ltd. (Capital Goods)	28,606
27,593	Diageo plc (Food, Beverage & Tobacco)	1,162,678
131,915	Direct Line Insurance Group plc (Insurance)	545,805
27,034	Experian plc (Commercial & Professional Services)	916,439
48,045	Fiat Chrysler Automobiles NV (Automobiles & Components)	712,341
7,184	Great Portland Estates plc (REIT)	81,837
11,697	HSBC Holdings plc (Banks)	91,569
19,739	Imperial Brands plc (Food, Beverage & Tobacco)	488,349
9,641	Inchcape plc (Retailing)	90,160
64,772	International Consolidated Airlines Group SA (Transportation)	535,935
161,216	Legal & General Group plc (Insurance)	647,614
79,282	Lloyds Banking Group plc (Banks)	65,679

10	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS VARIABLE INSURANCE TRUST INTERNATIONAL EQUITY INSIGHTS FUND

Shares	Description	Value

Common Stocks – (continued)
United Kingdom – (continued)
431	London Stock Exchange Group plc (Diversified Financials)	$44,295
12,352	National Grid plc (Utilities)	154,365
13,834	Persimmon plc (Consumer Durables & Apparel)	494,138
33,462	Prudential plc (Insurance)	641,153
27,818	Smith & Nephew plc (Health Care Equipment & Services)	670,434
7,323	SSE plc (Utilities)	139,666
195,783	Taylor Wimpey plc (Consumer Durables & Apparel)	502,002
6,199	Unilever plc ADR (Household & Personal Products)	354,397

		10,492,650

United States – 0.8%
5,652	Carnival plc ADR (Consumer Services)	272,200
5,620	Ferguson plc (Capital Goods)	511,459

		783,659

TOTAL INVESTMENTS – 97.8%
(Cost $84,498,311)		$90,522,260

OTHER ASSETS IN EXCESS OF LIABILITIES – 2.2%		1,994,283

NET ASSETS – 100.0%		$92,516,543

The percentage shown for each investment category reflects the value of investments in that category as a percentage of net assets.

*	Non-income producing security.

(a)	Exempt from registration under Rule 144A of the Securities Act of 1933.

(b)	Preference Shares are a special type of equity investment that shares in the earnings of the company, has limited voting rights, and receives a greater dividend than applicable Common Shares.

Investment Abbreviations:
ADR	—American Depositary Receipt
REIT	—Real Estate Investment Trust

ADDITIONAL INVESTMENT INFORMATION

FUTURES CONTRACTS — At December 31, 2019, the Fund had the following futures contracts:

Description	Number of Contracts	Expiration Date	Notional Amount	Unrealized Appreciation/ (Depreciation)

Long position contracts:
EURO STOXX 50 Index	20	03/20/2020	$836,564	$(7,478)
FTSE 100 Index	3	03/20/2020	297,995	375
MSCI Singapore Index	1	01/30/2020	27,622	(151)
SPI 200 Index	1	03/19/2020	115,841	(2,630)
TOPIX Index	3	03/12/2020	475,174	1,034

Total Futures Contracts				$(8,850)

The accompanying notes are an integral part of these financial statements.	11

GOLDMAN SACHS VARIABLE INSURANCE TRUST INTERNATIONAL EQUITY INSIGHTS FUND

Statement of Assets and Liabilities

December 31, 2019

Assets:
Investments in unaffiliated issuers, at value (cost $84,498,311)	$90,522,260
Cash	818,435
Foreign currencies, at value (cost $872,655)	900,004
Receivables:
Foreign tax reclaims	428,921
Collateral on certain derivative contracts	91,360
Dividends	37,236
Securities lending income	2,571
Fund shares sold	1,781

Total assets	92,802,568

Liabilities:
Variation margin on futures	3,802
Payables:
Management fees	72,776
Distribution and Service fees and Transfer Agency fees	11,863
Fund shares redeemed	5,640
Accrued expenses	191,944

Total liabilities	286,025

Net Assets:
Paid-in capital	94,025,339
Total distributable earnings (loss)	(1,508,796)

NET ASSETS	$92,516,543
Net Assets:
Institutional	$43,632,265
Service	48,884,278

Total Net Assets	$92,516,543
Shares outstanding $0.001 par value (unlimited shares authorized):
Institutional	5,325,402
Service	5,940,148
Net asset value, offering and redemption price per share:
Institutional	$8.19
Service	8.23

12	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS VARIABLE INSURANCE TRUST INTERNATIONAL EQUITY INSIGHTS FUND

Statement of Operations

For the Fiscal Year Ended December 31, 2019

Investment income:
Dividends — unaffiliated issuers (net of foreign taxes withheld of $266,661)	$2,656,494
Securities lending income — affiliated issuer	11,897
Dividends — affiliated issuers	876

Total investment income	2,669,267

Expenses:
Management fees	710,254
Professional fees	129,732
Custody, accounting and administrative services	135,917
Distribution and Service fees — Service Shares	116,609
Printing and mailing costs	88,063
Shareholder meeting expense	25,516
Transfer Agency fees(a)	17,536
Trustee fees	15,973
Registration fees	555
Other	20,858

Total expenses	1,261,013

Less — expense reductions	(353,996)

Net expenses	907,017

NET INVESTMENT INCOME	1,762,250

Realized and unrealized gain (loss):
Net realized gain (loss) from:
Investments — unaffiliated issuers	(5,423,910)
Futures contracts	307,651
Foreign currency transactions	(41,810)
Net change in unrealized gain on:
Investments — unaffiliated issuers	17,651,914
Futures contracts	27,684
Foreign currency translation	46,461

Net realized and unrealized gain	12,567,990

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$14,330,240

(a) Institutional and Service Shares incurred Transfer Agency fees of $8,208 and $9,328, respectively.

The accompanying notes are an integral part of these financial statements.	13

GOLDMAN SACHS VARIABLE INSURANCE TRUST INTERNATIONAL EQUITY INSIGHTS FUND

Statements of Changes in Net Assets

	For the Fiscal Year Ended December 31, 2019	For the Fiscal Year Ended December 31, 2018

From operations:
Net investment income	$1,762,250	$1,622,663
Net realized gain (loss)	(5,158,069)	19,596,686
Net change in unrealized gain (loss)	17,726,059	(37,795,771)

Net increase (decrease) in net assets resulting from operations	14,330,240	(16,576,422)

Distributions to shareholders:
From distributable earnings:
Institutional Shares	(1,025,867)	(8,500,382)
Service Shares	(1,031,832)	(9,678,544)

Total distributions to shareholders	(2,057,699)	(18,178,926)

From share transactions:
Proceeds from sales of shares	16,601,906	12,142,507
Reinvestment of distributions	2,057,699	18,178,926
Cost of shares redeemed	(20,167,663)	(79,104,015)

Net decrease in net assets resulting from share transactions	(1,508,058)	(48,782,582)

TOTAL INCREASE (DECREASE)	10,764,483	(83,537,930)

Net Assets:

Beginning of year	81,752,060	165,289,990

End of year	$92,516,543	$81,752,060

14	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS VARIABLE INSURANCE TRUST INTERNATIONAL EQUITY INSIGHTS FUND

Financial Highlights

Selected Data for a Share Outstanding Throughout Each Year

	Goldman Sachs International Equity Insights Fund
	Institutional Shares
	Year Ended December 31,
	2019	2018	2017	2016		2015

Per Share Data

Net asset value, beginning of year	$7.08	$10.88	$8.75	$9.19		$9.26

Net investment income(a)	0.17	0.19	0.17	0.17	(b)	0.14	(c)

Net realized and unrealized gain (loss)	1.14	(1.94)	2.16	(0.42)		(0.04)

Total from investment operations	1.31	(1.75)	2.33	(0.25)		0.10

Distributions to shareholders from net investment income	(0.20)	(0.21)	(0.20)	(0.19)		(0.17)

Distributions to shareholders from net realized gains	— (d)	(1.84)	—	—		—

Total distributions	(0.20)	(2.05)	(0.20)	(0.19)		(0.17)

Net asset value, end of year	$8.19	$7.08	$10.88	$8.75		$9.19

Total return(e)	18.45%	(16.28)%	26.60%	(2.72)%		1.05%

Net assets, end of year (in 000s)	$43,632	$37,829	$41,512	$37,061		$41,737

Ratio of net expenses to average net assets	0.90%	0.87%	0.87%	0.89%		0.89%

Ratio of total expenses to average net assets	1.31%	1.23%	1.02%	1.06%		1.06%

Ratio of net investment income to average net assets	2.14%	1.79%	1.69%	1.94	%(b)	1.42	%(c)

Portfolio turnover rate(f)	146%	156%	23%	39%		58%

(a)	Calculated based on the average shares outstanding methodology.
(b)	Reflects income recognized from corporate actions which amounted to $0.03 per share and 0.36% of average net assets.
(c)	Reflects income recognized from a corporate action which amounted to $0.02 per share and 0.17% of average net assets.
(d)	Amount is less than $0.005 per share.
(e)

Assumes investment at the net asset value at the beginning of the year, reinvestment of all distributions, a complete redemption of the investment at the net asset value at the end of the year and no sales or redemption charges (if any). Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares.

(f)

The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

The accompanying notes are an integral part of these financial statements.	15

GOLDMAN SACHS VARIABLE INSURANCE TRUST INTERNATIONAL EQUITY INSIGHTS FUND

Financial Highlights (continued)

Selected Data for a Share Outstanding Throughout Each Year

	Goldman Sachs International Equity Insights Fund
	Service Shares
	Year Ended December 31,
	2019	2018	2017	2016		2015

Per Share Data

Net asset value, beginning of year	$7.11	$10.91	$8.78	$9.21		$9.28

Net investment income(a)	0.15	0.14	0.14	0.15	(b)	0.12	(c)

Net realized and unrealized gain (loss)	1.15	(1.93)	2.16	(0.42)		(0.05)

Total from investment operations	1.30	(1.79)	2.30	(0.27)		0.07

Distributions to shareholders from net investment income	(0.18)	(0.17)	(0.17)	(0.16)		(0.14)

Distributions to shareholders from net realized gains	— (d)	(1.84)	—	—		—

Total distributions	(0.18)	(2.01)	(0.17)	(0.16)		(0.14)

Net asset value, end of year	$8.23	$7.11	$10.91	$8.78		$9.21

Total return(e)	18.23%	(16.55)%	26.21%	(2.86)%		0.77%

Net assets, end of year (in 000s)	$48,884	$43,923	$123,778	$105,362		$116,811

Ratio of net expenses to average net assets	1.15%	1.12%	1.12%	1.14%		1.14%

Ratio of total expenses to average net assets	1.55%	1.43%	1.27%	1.31%		1.31%

Ratio of net investment income to average net assets	1.89%	1.30%	1.44%	1.68	%(b)	1.18	%(c)

Portfolio turnover rate(f)	146%	156%	23%	39%		58%

(a)	Calculated based on the average shares outstanding methodology.
(b)	Reflects income recognized from corporate actions which amounted to $0.03 per share and 0.36% of average net assets.
(c)	Reflects income recognized from a corporate action which amounted to $0.02 per share and 0.17% of average net assets.
(d)	Amount is less than $0.005 per share.
(e)

Assumes investment at the net asset value at the beginning of the year, reinvestment of all distributions, a complete redemption of the investment at the net asset value at the end of the year and no sales or redemption charges (if any). Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares.

(f)

The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

16	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS VARIABLE INSURANCE TRUST INTERNATIONAL EQUITY INSIGHTS FUND

Notes to Financial Statements

December 31, 2019

1.    ORGANIZATION

Goldman Sachs Variable Insurance Trust (the “Trust” or “VIT”) is a Delaware statutory trust registered under the Investment Company Act of 1940, as amended (the “Act”), as an open-end management investment company. The Trust includes the Goldman Sachs International Equity Insights Fund (the “Fund”). The Fund is a diversified portfolio under the Act offering two classes of shares — Institutional and Service Shares. Shares of the Trust are offered to separate accounts of participating life insurance companies for the purpose of funding variable annuity contracts and variable life insurance policies.

Goldman Sachs Asset Management, L.P. (“GSAM”), an affiliate of Goldman Sachs & Co. LLC (“Goldman Sachs”), serves as investment adviser to the Fund pursuant to a management agreement (the “Agreement”) with the Trust.

2.    SIGNIFICANT ACCOUNTING POLICIES

The financial statements have been prepared in accordance with accounting principles generally accepted in the United States of America (“GAAP”) and require management to make estimates and assumptions that may affect the reported amounts and disclosures. Actual results may differ from those estimates and assumptions. The Fund is an investment company under GAAP and follows the accounting and reporting guidance applicable to investment companies.

A.  Investment Valuation — The Fund’s valuation policy is to value investments at fair value.

B.  Investment Income and Investments — Investment income includes interest income, dividend income, and securities lending income, if any. Interest income is accrued daily and adjusted for amortization of premiums and accretion of discounts. Dividend income is recognized on ex-dividend date or, for certain foreign securities, as soon as such information is obtained subsequent to the ex-dividend date. Non-cash dividends, if any, are recorded at the fair market value of the securities received. Investment transactions are reflected on trade date. Realized gains and losses are calculated using identified cost. Investment transactions are recorded on the following business day for daily net asset value (“NAV”) calculations. Investment income is recorded net of any foreign withholding taxes, less any amounts reclaimable. The Fund may file withholding tax reclaims in certain jurisdictions to recover a portion of amounts previously withheld. Any foreign capital gains tax is accrued daily based upon net unrealized gains, and is payable upon sale of such investments.

For derivative contracts, realized gains and losses are recorded upon settlement of the contract.

C.  Class Allocations and Expenses — Investment income, realized and unrealized gain (loss), if any, and non-class specific expenses of the Fund are allocated daily based upon the proportion of net assets of each class. Non-class specific expenses directly incurred by the Fund are charged to the Fund, while such expenses incurred by the Trust are allocated across the Fund on a straight-line and/or pro-rata basis depending upon the nature of the expenses. Class-specific expenses, where applicable, are borne by the respective share classes and include Distribution and Service and Transfer Agency fees.

D.  Federal Taxes and Distributions to Shareholders — It is the Fund’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended (the “Code”), applicable to regulated investment companies and to distribute each year substantially all of its investment company taxable income and capital gains to its shareholders. Accordingly, the Fund is not required to make any provisions for the payment of federal income tax. Distributions to shareholders are recorded on the ex-dividend date. Income and capital gains distributions, if any, are declared and paid at least annually.

Net capital losses, if any, are carried forward to future fiscal years and may be used to the extent allowed by the Code to offset any future capital gains. Losses that are carried forward will retain their character as either short-term or long-term capital losses. Utilization of capital loss carryforwards will reduce the requirement of future capital gains distributions.

The characterization of distributions to shareholders for financial reporting purposes is determined in accordance with federal income tax rules, which may differ from GAAP. The source of the Fund’s distributions may be shown in the accompanying financial statements as either from distributable earnings or capital. Certain components of the Fund’s net assets on the Statement of Assets and Liabilities reflect permanent GAAP/tax differences based on the appropriate tax character.

E.  Foreign Currency Translation — The accounting records and reporting currency of the Fund are maintained in United States (“U.S.”) dollars. Assets and liabilities denominated in foreign currencies are translated into U.S. dollars using the current exchange

17

GOLDMAN SACHS VARIABLE INSURANCE TRUST INTERNATIONAL EQUITY INSIGHTS FUND

Notes to Financial Statements (continued)

December 31, 2019

2.    SIGNIFICANT ACCOUNTING POLICIES (continued)

rates at the close of each business day. The effect of changes in foreign currency exchange rates on investments is included within net realized and unrealized gain (loss) on investments. Changes in the value of other assets and liabilities as a result of fluctuations in foreign exchange rates are included in the Statement of Operations within net change in unrealized gain (loss) on foreign currency translation. Transactions denominated in foreign currencies are translated into U.S. dollars on the date the transaction occurred, the effects of which are included within net realized gain (loss) on foreign currency transactions.

3.    INVESTMENTS AND FAIR VALUE MEASUREMENTS

U.S. GAAP defines the fair value of a financial instrument as the amount that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date (i.e., the exit price); the Fund’s policy is to use the market approach. GAAP establishes a fair value hierarchy that prioritizes the inputs to valuation techniques used to measure fair value. The hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements). The levels used for classifying investments are not necessarily an indication of the risk associated with investing in these investments. The three levels of the fair value hierarchy are described below:

Level 1 — Unadjusted quoted prices in active markets that are accessible at the measurement date for identical, unrestricted assets or liabilities;

Level 2 — Quoted prices in markets that are not active or financial instruments for which significant inputs are observable (including, but not limited to, quoted prices for similar investments, interest rates, foreign exchange rates, volatility and credit spreads), either directly or indirectly;

Level 3 — Prices or valuations that require significant unobservable inputs (including GSAM’s assumptions in determining fair value measurement).

The Board of Trustees (“Trustees”) has approved Valuation Procedures that govern the valuation of the portfolio investments held by the Fund, including investments for which market quotations are not readily available. The Trustees have delegated to GSAM day-to-day responsibility for implementing and maintaining internal controls and procedures related to the valuation of the Fund’s investments. To assess the continuing appropriateness of pricing sources and methodologies, GSAM regularly performs price verification procedures and issues challenges as necessary to third party pricing vendors or brokers, and any differences are reviewed in accordance with the Valuation Procedures.

A.  Level 1 and Level 2 Fair Value Investments — The valuation techniques and significant inputs used in determining the fair values for investments classified as Level 1 and Level 2 are as follows:

Equity Securities — Equity securities traded on a U.S. securities exchange or the NASDAQ system, or those located on certain foreign exchanges, including but not limited to the Americas, are valued daily at their last sale price or official closing price on the principal exchange or system on which they are traded. If there is no sale or official closing price or such price is believed by GSAM to not represent fair value, equity securities may be valued at the closing bid price for long positions and at the closing ask price for short positions. To the extent these investments are actively traded, they are classified as Level 1 of the fair value hierarchy, otherwise they are generally classified as Level 2.

Unlisted equity securities for which market quotations are available are valued at the last sale price on the valuation date, or if no sale occurs, at the last bid price for long positions or the last ask price for short positions, and are generally classified as Level 2. Securities traded on certain foreign securities exchanges are valued daily at fair value determined by an independent fair value service (if available) under Valuation Procedures approved by the Trustees and consistent with applicable regulatory guidance. The independent fair value service takes into account multiple factors including, but not limited to, movements in the securities markets, certain depositary receipts, futures contracts and foreign currency exchange rates that have occurred subsequent to the close of the foreign securities exchange. These investments are generally classified as Level 2 of the fair value hierarchy.

18

GOLDMAN SACHS VARIABLE INSURANCE TRUST INTERNATIONAL EQUITY INSIGHTS FUND

3.    INVESTMENTS AND FAIR VALUE MEASUREMENTS (continued)

Money Market Funds — Investments in the Goldman Sachs Financial Square Government Fund (“Underlying Fund”) are valued at the NAV per share of the Institutional Share class on the day of valuation. These investments are generally classified as Level 1 of the fair value hierarchy. For information regarding the Underlying Fund’s accounting policies and investment holdings, please see the Underlying Fund’s shareholder report.

Derivative Contracts — A derivative is an instrument whose value is derived from underlying assets, indices, reference rates or a combination of these factors. The Fund enters into derivative transactions to hedge against changes in interest rates, securities prices, and/or currency exchange rates, to increase total return, or to gain access to certain markets or attain exposure to other underliers. For financial reporting purposes, cash collateral that has been pledged to cover obligations of a Fund and cash collateral received, if any, is reported separately on the Statement of Assets and Liabilities as receivables/payables for collateral on certain derivatives contracts. Non-cash collateral pledged by the Fund, if any, is noted in the Schedule of Investments.

Exchange-traded derivatives, including futures and options contracts, are generally valued at the last sale or settlement price on the exchange where they are principally traded. Exchange-traded options without settlement prices are generally valued at the midpoint of the bid and ask prices on the exchange where they are principally traded (or, in the absence of two-way trading, at the last bid price for long positions and the last ask price for short positions). Exchange-traded derivatives typically fall within Level 1 of the fair value hierarchy. Over-the-counter (“OTC”) and centrally cleared derivatives are valued using market transactions and other market evidence, including market-based inputs to models, calibration to market-clearing transactions, broker or dealer quotations, or other alternative pricing sources. Where models are used, the selection of a particular model to value OTC and centrally cleared derivatives depends upon the contractual terms of, and specific risks inherent in, the instrument, as well as the availability of pricing information in the market. Valuation models require a variety of inputs, including contractual terms, market prices, yield curves, credit curves, measures of volatility, voluntary and involuntary prepayment rates, loss severity rates and correlations of such inputs. For OTC and centrally cleared derivatives that trade in liquid markets, model inputs can generally be verified and model selection does not involve significant management judgment. OTC and centrally cleared derivatives are classified within Level 2 of the fair value hierarchy when significant inputs are corroborated by market evidence.

i.  Futures Contracts — Futures contracts are contracts to buy or sell a standardized quantity of a specified commodity or security. Upon entering into a futures contract, the Fund deposits cash or securities in an account on behalf of the broker in an amount sufficient to meet the initial margin requirement. Subsequent payments are made or received by the Fund equal to the daily change in the contract value and are recorded as variation margin receivable or payable with a corresponding offset to unrealized gains or losses.

B.  Level 3 Fair Value Investments — To the extent that significant inputs to valuation models and other alternative pricing sources are unobservable, or if quotations are not readily available, or if GSAM believes that such quotations do not accurately reflect fair value, the fair value of the Fund’s investments may be determined under Valuation Procedures approved by the Trustees. GSAM, consistent with its procedures and applicable regulatory guidance, may make an adjustment to the most recent valuation prices of either domestic or foreign securities in light of significant events to reflect what it believes to be the fair value of the securities at the time of determining the Fund’s NAV. To the extent investments are valued using single source broker quotations obtained directly from the broker or passed through from third party pricing vendors, such investments are classified as Level 3 investments.

19

GOLDMAN SACHS VARIABLE INSURANCE TRUST INTERNATIONAL EQUITY INSIGHTS FUND

Notes to Financial Statements (continued)

December 31, 2019

3.    INVESTMENTS AND FAIR VALUE MEASUREMENTS (continued)

C.  Fair Value Hierarchy — The following is a summary of the Fund’s investments and derivatives classified in the fair value hierarchy as of December 31, 2019:

Investment Type	Level 1	Level 2	Level 3

Assets
Common Stock and/or Other Equity Investments(a)
Asia	$—	$28,390,120	$—
Australia and Oceania	515,423	7,680,022	—
Europe	1,049,012	52,104,024	—
North America	272,200	511,459	—

Total	$1,836,635	$88,685,625	$—

Derivative Type

Assets(b)
Futures Contracts	$1,409	$—	$—

Liabilities(b)
Futures Contracts	$(10,259)	$—	$—

(a)

Amounts are disclosed by continent to highlight the impact of time zone differences between local market close and the calculation of NAV. Security valuations are based on the principal exchange or system on which they are traded, which may differ from country of domicile. The Fund utilizes fair value model prices provided by an independent fair value service for certain international equity securities, resulting in a Level 2 classification.

(b)	Amount shown represents unrealized gain (loss) at fiscal year end.

For further information regarding security characteristics, see the Schedule of Investments.

4.    INVESTMENTS IN DERIVATIVES

The following table sets forth, by certain risk types, the gross value of derivative contracts (not considered to be hedging instruments for accounting disclosure purposes) as of December 31, 2019. These instruments were used as part of the Fund’s investment strategies and to obtain and/or manage exposure related to the risks below. The values in the table below exclude the effects of cash collateral received or posted pursuant to these derivative contracts, and therefore are not representative of the Fund’s net exposure.

Risk	Statement of Assets and Liabilities	Assets(a)	Statement of Assets and Liabilities	Liabilities(a)
Equity	Variation margin on futures contracts	$1,409	Variation margin on futures contracts	$(10,259)

(a)

Includes unrealized gain (loss) on futures contracts described in the Additional Investment Information section of the Schedule of Investments. Only the variation margin as of December 31, 2019 is reported within the Statement of Assets and Liabilities.

The following table sets forth, by certain risk types, the Fund’s gains (losses) related to these derivatives and their indicative volumes for the fiscal year ended December 31, 2019. These gains (losses) should be considered in the context that these derivative contracts may have been executed to create investment opportunities and/or economically hedge certain investments, and accordingly, certain gains (losses) on such derivative contracts may offset certain (losses) gains attributable to investments. These gains (losses) are included in “Net realized gain (loss)” or “Net change in unrealized gain (loss)” on the Statement of Operations:

Risk	Statement of Operations	Net Realized Gain (Loss)	Net Change in Unrealized Gain (Loss)	Average Number of Contracts(a)
Equity	Net realized gain (loss) from futures contracts/Net change in unrealized gain (loss) on futures contracts	$307,651	$27,684	23

(a)	Average number of contracts is based on the average of month end balances for the fiscal year ended December 31, 2019.

20

GOLDMAN SACHS VARIABLE INSURANCE TRUST INTERNATIONAL EQUITY INSIGHTS FUND

5.    AGREEMENTS AND AFFILIATED TRANSACTIONS

A.  Management Agreement — Under the Agreement, GSAM manages the Fund, subject to the general supervision of the Trustees.

As compensation for the services rendered pursuant to the Agreement, the assumption of the expenses related thereto and administration of the Fund’s business affairs, including providing facilities, GSAM is entitled to a management fee, accrued daily and paid monthly, equal to an annual percentage rate of the Fund’s average daily net assets.

For the fiscal year ended December 31, 2019, contractual and effective net management fees with GSAM were at the following rates:

Contractual Management Rate						Effective Net Management Rate^
First $1 billion	Next $1 billion	Next $3 billion	Next $3 billion	Over $8 billion	Effective Rate
0.81%	0.73%	0.69%	0.68%	0.67%	0.81%	0.81%

^	Effective Net Management Rate includes the impact of management fee waivers of affiliated Underlying Funds, if any.

The Fund invests in Institutional Shares of the Goldman Sachs Financial Square Government Fund, which is an affiliated Underlying Fund. GSAM has agreed to waive a portion of its management fee payable by the Fund in an amount equal to the management fee it earns as an investment adviser to the affiliated Underlying Fund in which the Fund invests, except those management fees it earns from the Fund’s investments of cash collateral received in connection with securities lending transactions in the Goldman Sachs Financial Square Government Fund. For the fiscal year ended December 31, 2019, GSAM waived $71 of the Fund’s management fee.

B.  Distribution and Service (12b-1) Plan — The Trust, on behalf of Service Shares of the Fund, has adopted a Distribution and Service Plan subject to Rule 12b-1 under the Act. Under the Distribution and Service Plan, Goldman Sachs, which serves as distributor, is entitled to a fee accrued daily and paid monthly, for distribution services and personal and account maintenance services, which may then be paid by Goldman Sachs to authorized dealers, equal to, on an annual basis, 0.25% of the Fund’s average daily net assets attributable to Service Shares.

C.  Transfer Agency Agreement — Goldman Sachs also serves as the transfer agent of the Fund for a fee pursuant to the Transfer Agency Agreement. The fees charged for such transfer agency services are accrued daily and paid monthly at an annual rate of 0.02% of the average daily net assets of Institutional and Service Shares.

D.  Other Expense Agreements and Affiliated Transactions — GSAM has agreed to reduce or limit certain “Other Expenses” of the Fund (excluding acquired fund fees and expenses, transfer agency fees and expenses, service fees and shareholder administration fees (as applicable), taxes, interest, brokerage fees, expenses of shareholder meetings, litigation and indemnification, and extraordinary expenses) to the extent such expenses exceed, on an annual basis, a percentage rate of the average daily net assets of the Fund. Such Other Expense reimbursements, if any, are accrued daily and paid monthly. In addition, the Fund is not obligated to reimburse GSAM for prior fiscal year expense reimbursements, if any. The Other Expense limitation as an annual percentage rate of average daily net assets for the Fund is 0.044%. The Other Expense limitation will remain in place through at least April 30, 2020, and prior to such date GSAM may not terminate the arrangement without the approval of the Trustees. In addition, the Fund has entered into certain offset arrangements with the custodian and the transfer agent, which may result in a reduction of the Fund’s expenses and are received irrespective of the application of the “Other Expense” limitation described above.

For the fiscal year ended December 31, 2019, these expense reductions, including any fee waivers and Other Expense reimbursements, were as follows:

Management Fee Waiver	Custody Fee Credits	Other Expense Reimbursement	Total Expense Reductions
$71	$1,425	$352,500	$353,996

21

GOLDMAN SACHS VARIABLE INSURANCE TRUST INTERNATIONAL EQUITY INSIGHTS FUND

Notes to Financial Statements (continued)

December 31, 2019

5.    AGREEMENTS AND AFFILIATED TRANSACTIONS (continued)

E.  Line of Credit Facility — As of December 31, 2019, the Fund participated in a $580,000,000 committed, unsecured revolving line of credit facility (the “facility”) together with other funds of the Trust and certain registered investment companies having management agreements with GSAM or its affiliates. This facility is to be used for temporary emergency purposes, or to allow for an orderly liquidation of securities to meet redemption requests. The interest rate on borrowings is based on the federal funds rate. The facility also requires a fee to be paid by the Fund based on the amount of the commitment that has not been utilized. For the fiscal year ended December 31, 2019, the Fund did not have any borrowings under the facility. Prior to April 30, 2019 the facility was $770,000,000.

F.  Other Transactions with Affiliates — For the fiscal year ended December 31, 2019, Goldman Sachs earned $6 in brokerage commissions from portfolio transactions. The following table provides information about the Fund’s investments in the Goldman Sachs Financial Square Government Fund as of and for the fiscal year ended December 31, 2019:

Beginning Value as of December 31, 2018	Purchases at Cost	Proceeds from Sales	Ending Value as of December 31, 2019	Shares as of December 31, 2019	Dividend Income from Affiliated Investment Company
$—	$4,915,549	$(4,915,549)	$—	—	$876

6.    PORTFOLIO SECURITIES TRANSACTIONS

The cost of purchases and proceeds from sales and maturities of long-term securities for the fiscal year ended December 31, 2019, were $123,949,703 and $124,408,637, respectively.

7.    SECURITIES LENDING

Pursuant to exemptive relief granted by the Securities and Exchange Commission (“SEC”) and the terms and conditions contained therein, the Fund may lend its securities through a securities lending agent, Goldman Sachs Agency Lending (“GSAL”), a wholly-owned subsidiary of Goldman Sachs, to certain qualified borrowers including Goldman Sachs and affiliates. In accordance with the Fund’s securities lending procedures, the Fund receives cash collateral at least equal to the market value of the securities on loan. The market value of the loaned securities is determined at the close of business of the Fund, at their last sale price or official closing price on the principal exchange or system on which they are traded, and any additional required collateral is delivered to the Fund on the next business day. As with other extensions of credit, the Fund may experience delay in the recovery of its securities or incur a loss should the borrower of the securities breach its agreement with the Fund or become insolvent at a time when the collateral is insufficient to cover the cost of repurchasing securities on loan. Dividend income received from securities on loan may not be subject to withholding taxes and therefore withholding taxes paid may differ from the amounts listed in the Statement of Operations. Loans of securities are terminable at any time and as such 1) the remaining contractual maturities of the outstanding securities lending transactions are considered to be overnight and continuous and 2) the borrower, after notice, is required to return borrowed securities within the standard time period for settlement of securities transactions.

The Fund invests the cash collateral received in connection with securities lending transactions in the Goldman Sachs Financial Square Government Fund (“Government Money Market Fund”), an affiliated series of the Goldman Sachs Trust. The Government Money Market Fund is registered under the Act as an open end investment company, is subject to Rule 2a-7 under the Act, and is managed by GSAM, for which GSAM may receive a management fee of up to 0.16% on an annualized basis of the average daily net assets of the Government Money Market Fund.

In the event of a default by a borrower with respect to any loan, GSAL will exercise any and all remedies provided under the applicable borrower agreement to make the Fund whole. These remedies include purchasing replacement securities by applying the collateral held from the defaulting broker against the purchase cost of the replacement securities. If GSAL is unable to purchase replacement securities, GSAL will indemnify the Fund by paying the Fund an amount equal to the market value of the securities

22

GOLDMAN SACHS VARIABLE INSURANCE TRUST INTERNATIONAL EQUITY INSIGHTS FUND

7.    SECURITIES LENDING (continued)

loaned minus the value of cash collateral received from the borrower for the loan, subject to an exclusion for any shortfalls resulting from a loss of value in such cash collateral due to reinvestment risk. The Fund’s master netting agreements with certain borrowers provide the right, in the event of a default (including bankruptcy or insolvency), for the non-defaulting party to liquidate the collateral and calculate net exposure to the defaulting party or request additional collateral. However, in the event of a default by a borrower, a resolution authority could determine that such rights are not enforceable due to the restrictions or prohibitions against the right of set-off that may be imposed in accordance with a particular jurisdiction’s bankruptcy or insolvency laws. The Fund’s loaned securities were all subject to enforceable Securities Lending Agreements and the value of the collateral was at least equal to the value of the cash received. The amounts of the Fund’s overnight and continuous agreements, which represent the gross amounts of recognized liabilities for securities lending transactions outstanding as of December 31, 2019, are disclosed as “Payable upon return of securities loaned” on the Statement of Assets and Liabilities, where applicable.

Both the Fund and GSAL received compensation relating to the lending of the Fund’s securities. The amounts earned, if any, by the Fund for the fiscal year ended December 31, 2019, are reported under Investment Income on the Statement of Operations.

The table below details securities lending activity with affiliates of Goldman Sachs:

For the Fiscal Year ended December 31, 2019
Earnings of GSAL Relating to Securities Loaned	Amount Received by the Fund from Lending to Goldman Sachs	Amount Payable to Goldman Sachs Upon Return of Securities Loaned as of December 31, 2019

$1,315	$546	$—

The following table provides information about the Fund’s investment in the Government Money Market Fund for the fiscal year ended December 31, 2019:

Beginning Value as of December 31, 2018	Purchases at Cost	Proceeds from Sales	Ending Value as of December 31, 2019

$431,989	$4,993,556	$(5,425,545)	$—

8.    TAX INFORMATION

The tax character of distributions paid during the fiscal years ended December 31, 2018 and December 31, 2019 was as follows:

	2018	2019
Distributions paid from:
Ordinary income	$1,681,091	$2,054,816
Net long-term capital gains	16,497,835	2,883
Total taxable distributions	$18,178,926	$2,057,699

23

GOLDMAN SACHS VARIABLE INSURANCE TRUST INTERNATIONAL EQUITY INSIGHTS FUND

Notes to Financial Statements (continued)

December 31, 2019

8.    TAX INFORMATION (continued)

As of December 31, 2019, the components of accumulated earnings (losses) on a tax-basis were as follows:

Undistributed ordinary income — net	$146,395
Capital loss carryforwards:
Perpetual long-term	$(1,372,409)
Perpetual short-term	(5,825,984)
Total capital loss carryforwards	(7,198,393)
Timing differences (Post October Loss Deferral)	(104,307)
Unrealized gains — net	5,647,509
Total accumulated losses — net	$(1,508,796)

As of December 31, 2019, the Fund’s aggregate security unrealized gains and losses based on cost for U.S. federal income tax purposes were as follows:

Tax cost	$84,890,208
Gross unrealized gain	8,181,111
Gross unrealized loss	(2,533,602)
Net unrealized gain	$5,647,509

The difference between GAAP-basis and tax-basis unrealized gains (losses) is attributable primarily to wash sales, net mark to market gains/(losses) on regulated futures contracts and differences in the tax treatment of passive foreign investment company investments.

GSAM has reviewed the Fund’s tax positions for all open tax years (the current and prior three years, as applicable) and has concluded that no provision for income tax is required in the Fund’s financial statements. Such open tax years remain subject to examination and adjustment by tax authorities.

9.    OTHER RISKS

The Fund’s risks include, but are not limited to, the following:

Derivatives Risk — The Fund’s use of derivatives may result in loss. Derivative instruments, which may pose risks in addition to and greater than those associated with investing directly in securities, currencies or other instruments, may be illiquid or less liquid, volatile, difficult to price and leveraged so that small changes in the value of the underlying instruments may produce disproportionate losses to the Fund. Derivatives are also subject to counterparty risk, which is the risk that the other party in the transaction will not fulfill its contractual obligation. The use of derivatives is a highly specialized activity that involves investment techniques and risks different from those associated with investments in more traditional securities and instruments. Losses from derivatives can also result from a lack of correlation between changes in the value of derivative instruments and the portfolio assets (if any) being hedged.

Foreign and Emerging Countries Risk — Investing in foreign markets may involve special risks and considerations not typically associated with investing in the U.S. Foreign securities may be subject to risk of loss because of more or less foreign government regulation, less public information and less economic, political and social stability in the countries in which the Fund invests. The imposition of exchange controls (including repatriation restrictions), confiscation of assets and property, trade restrictions (including tariffs) and other government restrictions by the U.S. or other governments, or from problems in share registration, settlement or custody, may also result in losses. Foreign risk also involves the risk of negative foreign currency rate

24

GOLDMAN SACHS VARIABLE INSURANCE TRUST INTERNATIONAL EQUITY INSIGHTS FUND

9.    OTHER RISKS (continued)

fluctuations, which may cause the value of securities denominated in such foreign currency (or other instruments through which the Fund has exposure to foreign currencies) to decline in value. Currency exchange rates may fluctuate significantly over short periods of time. To the extent that the Fund also invests in securities of issuers located in emerging markets, these risks may be more pronounced.

Foreign Custody Risk — If the Fund invests in foreign securities, the Fund may hold such securities and cash with foreign banks, agents, and securities depositories appointed by the Fund’s custodian (each a “Foreign Custodian”). Some foreign custodians may be recently organized or new to the foreign custody business. In some countries, Foreign Custodians may be subject to little or no regulatory oversight over, or independent evaluation of, their operations. Further, the laws of certain countries may place limitations on the Fund’s ability to recover its assets if a Foreign Custodian enters bankruptcy. Investments in emerging markets may be subject to even greater custody risks than investments in more developed markets. Custody services in emerging market countries are very often undeveloped and may be considerably less well regulated than in more developed countries, and thus may not afford the same level of investor protection as would apply in developed countries.

Investments in Other Investment Companies Risk— As a shareholder of another investment company, the Fund will indirectly bear its proportionate share of any net management fees and other expenses paid by such other investment companies, in addition to the fees and expenses regularly borne by the Fund.

Large Shareholder Transactions Risk — The Fund may experience adverse effects when certain large shareholders, such as other funds, participating insurance companies, accounts and Goldman Sachs affiliates, purchase or redeem large amounts of shares of the Fund. Such large shareholder redemptions, which may occur rapidly or unexpectedly, may cause the Fund to sell portfolio securities at times when it would not otherwise do so, which may negatively impact the Fund’s NAV and liquidity. These transactions may also accelerate the realization of taxable income to shareholders if such sales of investments resulted in gains, and may also increase transaction costs. In addition, a large redemption could result in the Fund’s current expenses being allocated over a smaller asset base, leading to an increase in the Fund’s expense ratio. Similarly, large Fund share purchases may adversely affect the Fund’s performance to the extent that the Fund is delayed in investing new cash or otherwise maintains a larger cash position than it ordinarily would.

Liquidity Risk — The Fund may make investments that are illiquid or that may become less liquid in response to market developments or adverse investor perceptions. Illiquid investments may be more difficult to value. Liquidity risk may also refer to the risk that the Fund will not be able to pay redemption proceeds within the allowable time period or without significant dilution to remaining investors’ interests because of unusual market conditions, an unusually high volume of redemption requests, or other reasons. To meet redemption requests, the Fund may be forced to sell investments at an unfavorable time and/or under unfavorable conditions. If the Fund is forced to sell securities at an unfavorable time and/or under unfavorable conditions, such sales may adversely affect the Fund’s NAV and dilute remaining investors’ interests. These risks may be more pronounced in connection with the Fund’s investments in securities of issuers located in emerging market countries. Redemptions by large shareholders may have a negative impact on the Fund’s liquidity.

Market and Credit Risks — In the normal course of business, the Fund trades financial instruments and enters into financial transactions where risk of potential loss exists due to changes in the market (market risk). Additionally, the Fund may also be exposed to credit risk in the event that an issuer or guarantor fails to perform or that an institution or entity with which the Fund has unsettled or open transactions defaults.

10.    INDEMNIFICATIONS

Under the Trust’s organizational documents, its Trustees, officers, employees and agents are indemnified, to the extent permitted by the Act and state law, against certain liabilities that may arise out of performance of their duties to the Fund. Additionally, in the course of business, the Fund enters into contracts that contain a variety of indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred. However, GSAM believes the risk of loss under these arrangements to be remote.

25

GOLDMAN SACHS VARIABLE INSURANCE TRUST INTERNATIONAL EQUITY INSIGHTS FUND

Notes to Financial Statements (continued)

December 31, 2019

11.    OTHER MATTERS

On November 5, 2019, a definitive proxy statement (“proxy”) was filed with the SEC to elect certain Trustees to the Trust. The Fund will bear its respective share of the proxy, shareholder meeting and other related costs and GSAM has agreed to reimburse the Fund to the extent such expenses exceed a specified percentage of the Fund’s net assets.

12.    SUBSEQUENT EVENTS

Subsequent events after the Statement of Assets and Liabilities date other than above have been evaluated, and GSAM has concluded that there is no impact requiring adjustment or disclosure in the financial statements.

13.    SUMMARY OF SHARE TRANSACTIONS

Share activity is as follows:

	For the Fiscal Year Ended December 31, 2019		For the Fiscal Year Ended December 31, 2018
	Shares	Dollars	Shares	Dollars
Institutional Shares
Shares sold	558,464	$4,460,851	745,548	$7,784,495
Reinvestment of distributions	125,411	1,025,867	1,192,199	8,500,382
Shares redeemed	(703,402)	(5,506,238)	(407,538)	(4,306,214)
	(19,527)	(19,520)	1,530,209	11,978,663
Service Shares
Shares sold	1,537,107	12,141,055	420,689	4,358,012
Reinvestment of distributions	125,527	1,031,832	1,351,752	9,678,544
Shares redeemed	(1,901,273)	(14,661,425)	(6,939,757)	(74,797,801)
	(238,639)	(1,488,538)	(5,167,316)	(60,761,245)

NET DECREASE	(258,166)	$(1,508,058)	(3,637,107)	$(48,782,582)

26

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of Goldman Sachs Variable Insurance Trust and Shareholders of Goldman Sachs International Equity Insights Fund

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Goldman Sachs International Equity Insights Fund (one of the funds constituting Goldman Sachs Variable Insurance Trust, referred to hereafter as the “Fund”) as of December 31, 2019, the related statement of operations for the year ended December 31, 2019, the statements of changes in net assets for each of the two years in the period ended December 31, 2019, including the related notes, and the financial highlights for each of the periods indicated therein (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of December 31, 2019, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended December 31, 2019 and the financial highlights for each of the periods indicated therein in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements Our procedures included confirmation of securities owned as of December 31, 2019 by correspondence with the custodian, transfer agent and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Boston, Massachusetts

February 14, 2020

We have served as the auditor of one or more investment companies in the Goldman Sachs fund complex since 2000.

27

GOLDMAN SACHS VARIABLE INSURANCE TRUST INTERNATIONAL EQUITY INSIGHTS FUND

Voting Results of Special Meeting of Shareholders (Unaudited)

A Special Meeting (the “Meeting”) of the Goldman Sachs Variable Insurance Trust (“VIT”) was held on January 23, 2020 to consider and act upon the proposal below. The Fund will amortize its respective share of the proxy, shareholder meeting and other related costs and GSAM has agreed to reimburse the Fund to the extent such expenses exceed a specified percentage of the Fund’s net assets.

At the Meeting, Dwight L. Bush, Kathryn A. Cassidy, Joaquin Delgado and Gregory G. Weaver were elected to the Trust’s Board of Trustees. In electing trustees, the Trust’s shareholders voted as follows:

Proposal 1. Election of Trustees	For	Against	Withheld	Broker Non-Votes

Dwight L. Bush	745,493,677.130	0	17,848,840.639	0

Kathryn A. Cassidy	746,559,784.810	0	16,782,732.959	0

Joaquin Delgado	744,593,456.532	0	18,749,061.237	0

Gregory G. Weaver	746,707,039.321	0	16,635,478.448	0

28

GOLDMAN SACHS VARIABLE INSURANCE TRUST INTERNATIONAL EQUITY INSIGHTS FUND

Fund Expenses — Six Month Period Ended December 31, 2019 (Unaudited)

As a shareholder of Institutional or Service Shares of the Fund, you incur ongoing costs, including management fees, distribution and/or service (12b-1) fees (with respect to Service Shares) and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in Institutional Shares and Service Shares of the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from July 1, 2019 through December 31, 2019, which represents a period of 184 days of a 365 day year.

Actual Expenses —The first line under each share class in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000=8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes —The second line under each share class in the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual net expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only. As a shareholder of the Fund you do not incur any transaction costs, such as sales charges, redemption fees, or exchange fees, but shareholders of other funds may incur such costs. The second line of the table is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds whose shareholders may incur transaction costs.

Share Class	Beginning Account Value 07/01/19	Ending Account Value 12/31/19		Expenses Paid for the 6 Months Ended 12/31/19*
Institutional

Actual	$1,000	$1,054.90		$4.66
Hypothetical 5% return	1,000	1,020.67	+	4.58
Service

Actual	1,000	1,054.80		5.96
Hypothetical 5% return	1,000	1,019.41	+	5.85

+	Hypothetical expenses are based on the Fund’s actual annualized net expense ratios and an assumed rate of return of 5% per year before expenses.

*

Expenses are calculated using the Fund’s annualized net expense ratio for each class, which represents the ongoing expenses as a percentage of net assets for the six months ended December 31, 2019. Expenses are calculated by multiplying the annualized net expense ratio by the average account value for the period; then multiplying the result by the number of days in the most recent fiscal half year; and then dividing that result by the number of days in the fiscal year. The annualized net expense ratios for the period were 0.90% and 1.15% for Institutional and Service Shares, respectively.

29

GOLDMAN SACHS VARIABLE INSURANCE TRUST INTERNATIONAL EQUITY INSIGHTS FUND

Trustees and Officers (Unaudited)

Independent Trustees

Name, Address and Age[1]	Position(s) Held with the Trust	Term of Office and Length of Time Served[2]	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee[3]	Other Directorships Held by Trustee[4]
Jessica Palmer Age: 70	Chair of the Board of Trustees	Since 2018 (Trustee since 2007)	Ms. Palmer is retired. She was formerly Consultant, Citigroup Human Resources Department (2007-2008); Managing Director, Citigroup Corporate and Investment Banking (previously, Salomon Smith Barney/Salomon Brothers) (1984-2006). Ms. Palmer was a Member of the Board of Trustees of Indian Mountain School (private elementary and secondary school) (2004-2009). Chair of the Board of Trustees — Goldman Sachs Trust and Goldman Sachs Variable Insurance Trust.	102	None
Kathryn A. Cassidy Age: 65	Trustee	Since 2015	Ms. Cassidy is retired. Formerly, she was Advisor to the Chairman (May 2014-December 2014); and Senior Vice President and Treasurer (2008-2014), General Electric Company & General Electric Capital Corporation (technology and financial services companies). Trustee — Goldman Sachs Trust and Goldman Sachs Variable Insurance Trust.	102	None
Diana M. Daniels Age: 70	Trustee	Since 2007	Ms. Daniels is retired. Formerly, she was Vice President, General Counsel and Secretary, The Washington Post Company (1991-2006). Ms. Daniels is a Trustee Emeritus and serves as a Presidential Councillor of Cornell University (2013-Present); former Member of the Legal Advisory Board, New York Stock Exchange (2003-2006) and of the Corporate Advisory Board, Standish Mellon Management Advisors (2006-2007). Trustee — Goldman Sachs Trust and Goldman Sachs Variable Insurance Trust.	102	None
Roy W. Templin Age: 59	Trustee	Since 2013

Mr. Templin is retired. He is Director, Armstrong World Industries, Inc. (a designer and manufacturer of ceiling, wall and suspension system solutions) (2016-Present); and was formerly Chairman of the Board of Directors, Con-Way Incorporated (a transportation, logistics and supply chain management service company) (2014-2015); Executive Vice President and Chief Financial Officer, Whirlpool Corporation (an appliance manufacturer and marketer) (2004-2012). Previously, Mr. Templin served as an Advisory Board Member of Goldman Sachs Trust and Goldman Sachs Variable Insurance Trust (June 2013-October 2013).

Trustee — Goldman Sachs Trust and Goldman Sachs Variable Insurance Trust.

				102	Armstrong World Industries, Inc. (a ceiling, wall and suspension systems solutions manufacturer)
Gregory G. Weaver Age: 68	Trustee	Since 2015	Mr. Weaver is retired. He is Director, Verizon Communications Inc. (2015-Present); and was formerly Chairman and Chief Executive Officer, Deloitte & Touche LLP (a professional services firm) (2001-2005 and 2012-2014); and Member of the Board of Directors, Deloitte & Touche LLP (2006-2012). Trustee — Goldman Sachs Trust and Goldman Sachs Variable Insurance Trust.	102	Verizon Communications Inc.

30

GOLDMAN SACHS VARIABLE INSURANCE TRUST INTERNATIONAL EQUITY INSIGHTS FUND

Trustees and Officers (Unaudited) (continued)

Interested Trustee*

Name, Address and Age[1]	Position(s) Held with the Trust	Term of Office and Length of Time Served[2]	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee[3]	Other Directorships Held by Trustee[4]

James A. McNamara Age: 57	President and Trustee	Since 2007

Advisory Director, Goldman Sachs (January 2018-Present); Managing Director, Goldman Sachs (January 2000-December 2017); Director of Institutional Fund Sales, GSAM (April 1998-December 2000); and Senior Vice President and Manager, Dreyfus Institutional Service Corporation (January 1993-April 1998).

President and Trustee — Goldman Sachs Trust; Goldman Sachs Variable Insurance Trust; Goldman Sachs Trust II; Goldman Sachs MLP Income Opportunities Fund; Goldman Sachs MLP and Energy Renaissance Fund; Goldman Sachs ETF Trust; Goldman Sachs Credit Income Fund; and Goldman Sachs Real Estate Diversified Income Fund.

				165	None

Advisory Board Members

Name, Address, Age[1]	Position(s) Held with the Trust	Term of Office and Length of Time Served[2]	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Advisory Board Member[3]	Other Directorships Held by Advisory Board Member[4]

Dwight L. Bush Age: 62	Advisory Board Member	Since 2019	Ambassador Bush is President and CEO of D.L. Bush & Associates (a financial advisory and private investment firm) (2002-2014 and 2017-present); and was formerly U.S. Ambassador to the Kingdom of Morocco (2014-2017) and a Member of the Board of Directors of Santander Bank, N.A. (2018-2019). Advisory Board Member — Goldman Sachs Trust and Goldman Sachs Variable Insurance Trust.	102	None

Joaquin Delgado Age: 59	Advisory Board Member	Since 2019	Dr. Delgado is retired. He is Director, Hexion Inc. (a specialty chemical manufacturer) (2019-present); and Director, Stepan Company (a specialty chemical manufacturer) (2011-present); and was formerly Executive Vice President, Consumer Business Group of 3M Company (July 2016-July 2019); and Executive Vice President, Health Care Business Group of 3M Company (October 2012-July 2016). Advisory Board Member — Goldman Sachs Trust and Goldman Sachs Variable Insurance Trust.	102	Stepan Company (a specialty chemical manufacturer)

*

Mr. McNamara is considered to be an “Interested Trustee” because he holds positions with Goldman Sachs and owns securities issued by The Goldman Sachs Group, Inc. Mr. McNamara holds comparable positions with certain other companies of which Goldman Sachs, GSAM or an affiliate thereof is the investment adviser, administrator and/or distributor.

[1]

Each Trustee and Advisory Board Member may be contacted by writing to the Trustee or Advisory Board Member, c/o Goldman Sachs, 200 West Street, New York, New York, 10282, Attn: Caroline Kraus. Information is provided as of December 31, 2019.

[2]

Subject to such policies as may be adopted by the Board from time-to-time, each Trustee holds office for an indefinite term, until the earliest of: (a) the election of his or her successor; (b) the date the Trustee resigns or is removed by the Board or shareholders, in accordance with the Trust’s Declaration of Trust; or (c) the termination of the Trust. The Board has adopted policies which provide that (a) no Trustee shall hold office for more than 15 years and (b) a Trustee shall retire as of December 31st of the calendar year in which he or she reaches his or her 74th birthday, unless a waiver of such requirements shall have been adopted by a majority of the other Trustees. These policies may be changed by the Trustees without shareholder vote.

[3]

The Goldman Sachs Fund Complex includes certain other companies listed above for each respective Trustee. As of December 31, 2019, Goldman Sachs Trust consisted of 89 portfolios; Goldman Sachs Variable Insurance Trust consisted of 13 portfolios; Goldman Sachs Trust II consisted of 19 portfolios (17 of which offered shares to the public); Goldman Sachs MLP Income Opportunities Fund, Goldman Sachs MLP and Energy Renaissance Fund, Goldman Sachs Credit Income Fund and Goldman Sachs Real Estate Diversified Income Fund each consisted of one portfolio; and Goldman Sachs ETF Trust consisted of 40 portfolios (21 of which offered shares to the public).

[4]

This column includes only directorships of companies required to report to the Securities and Exchange Commission under the Securities Exchange Act of 1934 (i.e., “public companies”) or other investment companies registered under the Act.

Additional information about the Trustees is available in the Fund’s Statement of Additional Information, which can be obtained from Goldman Sachs free of charge by calling this toll-free number (in the United States of America): 1-800-526-7384. Additional information about the Advisory Board Members will be available in the Fund’s Statement of Additional Information dated April 30, 2020, which will be available from Goldman Sachs free of charge by calling this toll-free number (in the United States of America): 1-800-526-7384.

31

GOLDMAN SACHS VARIABLE INSURANCE TRUST INTERNATIONAL EQUITY INSIGHTS FUND

Trustees and Officers (Unaudited) (continued)

Officers of the Trust*

Name, Address and Age[1]	Position(s) Held with the Trust	Term of Office and Length of Time Served[2]	Principal Occupation(s) During Past 5 Years
James A. McNamara 200 West Street New York, NY 10282 Age: 57	Trustee and President	Since 2007

Advisory Director, Goldman Sachs (January 2018-Present); Managing Director, Goldman Sachs (January 2000-December 2017); Director of Institutional Fund Sales, GSAM (April 1998-December 2000); and Senior Vice President and Manager, Dreyfus Institutional Service Corporation (January 1993-April 1998).

President and Trustee — Goldman Sachs Trust; Goldman Sachs Variable Insurance Trust; Goldman Sachs Trust II; Goldman Sachs MLP Income Opportunities Fund; Goldman Sachs MLP and Energy Renaissance Fund; Goldman Sachs ETF Trust; Goldman Sachs Credit Income Fund; and Goldman Sachs Real Estate Diversified Income Fund.

Caroline L. Kraus 200 West Street New York, NY 10282 Age: 42	Secretary	Since 2012

Managing Director, Goldman Sachs (January 2016-Present); Vice President, Goldman Sachs (August 2006-December 2015); Associate General Counsel, Goldman Sachs (2012-Present); Assistant General Counsel, Goldman Sachs (August 2006-December 2011); and Associate, Weil, Gotshal & Manges, LLP (2002-2006).

Secretary — Goldman Sachs Trust (previously Assistant Secretary (2012)); Goldman Sachs Variable Insurance Trust (previously Assistant Secretary (2012)); Goldman Sachs Trust II; Goldman Sachs BDC, Inc.; Goldman Sachs Private Middle Market Credit LLC; Goldman Sachs Private Middle Market Credit II LLC; Goldman Sachs Middle Market Lending Corp.; Goldman Sachs MLP Income Opportunities Fund; Goldman Sachs MLP and Energy Renaissance Fund; Goldman Sachs ETF Trust; Goldman Sachs Credit Income Fund; and Goldman Sachs Real Estate Diversified Income Fund.

Joseph F. DiMaria 30 Hudson Street Jersey City, NJ 07302 Age: 51	Treasurer, Principal Financial Officer and Principal Accounting Officer	Since 2017 (Treasurer and Principal Financial Officer since 2019)

Managing Director, Goldman Sachs (November 2015-Present) and Vice President — Mutual Fund Administration, Columbia Management Investment Advisers, LLC

(May 2010-October 2015).

Treasurer, Principal Financial Officer and Principal Accounting Officer — Goldman Sachs Trust (previously Assistant Treasurer (2016)); Goldman Sachs Variable Insurance Trust (previously Assistant Treasurer (2016)); Goldman Sachs Trust II (previously Assistant Treasurer (2017)); Goldman Sachs MLP Income Opportunities Fund (previously Assistant Treasurer (2017)); Goldman Sachs MLP and Energy Renaissance Fund (previously Assistant Treasurer (2017)); Goldman Sachs ETF Trust (previously Assistant Treasurer (2017)); Goldman Sachs Credit Income Fund; and Goldman Sachs Real Estate Diversified Income Fund.

*

Represents a partial list of officers of the Trust. Additional information about all the officers is available in the Fund’s Statement of Additional Information, which can be obtained from Goldman Sachs free of charge by calling this toll-free number (in the United States): 1-800-526-7384.

[1]	Information is provided as of December 31, 2019.
[2]

Officers hold office at the pleasure of the Board of Trustees or until their successors are duly elected and qualified. Each officer holds comparable positions with certain other companies of which Goldman Sachs, GSAM or an affiliate thereof is the investment adviser, administrator and/or distributor.

Goldman Sachs Variable Insurance Trust — Tax Information (Unaudited)

For the 2019 tax year, the International Equity Insights Fund has elected to pass through a credit for taxes paid to foreign jurisdictions. The total amount of income received by the International Equity Insights Fund from sources within foreign countries and possessions of the United States was $0.1890 per share, all of which is attributable to qualified passive income. The percentage of net investment income dividends paid by the Fund during the year ended December 31, 2019 from foreign sources was 78.68%. The total amount of foreign taxes paid by the Fund was $0.0221 per share.

Pursuant to Section 852 of the Internal Revenue Code, the International Equity Insights Fund designates $2,883 or, if different, the maximum amount allowable, as capital gain dividends paid during the fiscal year ended December 31, 2019.

32

TRUSTEES	OFFICERS
Jessica Palmer, Chair	James A. McNamara, President
Dwight L. Bush*	Joseph F. DiMaria, Principal Financial Officer,
Kathryn A. Cassidy	Principal Accounting Officer and Treasurer
Diana M. Daniels	Caroline L. Kraus, Secretary
Joaquin Delgado*
James A. McNamara
Roy W. Templin
Gregory G. Weaver
*Effective as of January 23, 2020

GOLDMAN SACHS & CO. LLC

Distributor and Transfer Agent

GOLDMAN SACHS ASSET MANAGEMENT, L.P.

Investment Adviser

200 West Street, New York

New York 10282

Visit our web site at www.GSAMFUNDS.com to obtain the most recent month-end returns.

The reports concerning the Fund included in this shareholder report may contain certain forward-looking statements about the factors that may affect the performance of the Fund in the future. These statements are based on Fund management’s predictions and expectations concerning certain future events and their expected impact on the Fund, such as performance of the economy as a whole and of specific industry sectors, changes in the levels of interest rates, the impact of developing world events, and other factors that may influence the future performance of the Fund. Management believes these forward-looking statements to be reasonable, although they are inherently uncertain and difficult to predict. Actual events may cause adjustments in portfolio management strategies from those currently expected to be employed.

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities and information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended December 31 is available (i) without charge, upon request by calling 1-800-621-2550; and (ii) on the Securities and Exchange Commission (“SEC”) web site at http://www.sec.gov.

The Fund will file its portfolio holdings information for each month in a fiscal quarter within 60 days after the end of the relevant fiscal quarter on Form N-PORT. Portfolio holdings information for the third month of each fiscal quarter will be made available on the SEC’s web site at http://www.sec.gov. Portfolio holdings information may be obtained upon request and without charge by calling 1-800-526-7384 (for Retail Shareholders) or 1-800-621-2550 (for Institutional Shareholders).

Views and opinions expressed are for informational purposes only and do not constitute a recommendation by GSAM to buy, sell, or hold any security. Views and opinions are current as of the date of this presentation and may be subject to change, they should not be construed as investment advice.

Goldman Sachs & Co. LLC (“Goldman Sachs”) does not provide legal, tax or accounting advice. Any statement contained in this communication (including any attachments) concerning U.S. tax matters was not intended or written to be used, and cannot be used, for the purpose of avoiding penalties under the Internal Revenue Code, and was written to support the promotion or marketing of transaction or matter addressed. Clients of Goldman Sachs should obtain their own independent tax advice based on their particular circumstances.

The website links provided are for your convenience only and are not an endorsement or recommendation by GSAM of any of these websites or the products or services offered. GSAM is not responsible for the accuracy and validity of the content of these websites.

Economic and market forecasts presented herein reflect our judgment as of the date of this presentation and are subject to change without notice. These forecasts do not take into account the specific investment objectives, restrictions, tax and financial situation or other needs of any specific client. Actual data will vary and may not be reflected here. These forecasts are subject to high levels of uncertainty that may affect actual performance. Accordingly, these forecasts should be viewed as merely representative of a broad range of possible outcomes. These forecasts are estimated, based on assumptions, and are subject to significant revision and may change materially as economic and market conditions change. Goldman Sachs has no obligation to provide updates or changes to these forecasts. Case studies and examples are for illustrative purposes only.

Fund holdings and allocations shown are as of December 31, 2019 and may not be representative of future investments. Fund holdings should not be relied on in making investment decisions and should not be construed as research or investment advice regarding particular securities. Current and future holdings are subject to risk.

References to indices, benchmarks or other measures of relative market performance over a specified period of time are provided for your information only and do not imply that the portfolio will achieve similar results. The index composition may not reflect the manner in which a portfolio is constructed. While an adviser seeks to design a portfolio which reflects appropriate risk and return features, portfolio characteristics may deviate from those of the benchmark.

The Global Industry Classification Standard (“GICS”) was developed by and is the exclusive property and a service mark of Morgan Stanley Capital International Inc. (“MSCI”) and Standard & Poor’s, a division of The McGraw-Hill Companies, Inc. (“S&P”) and is licensed for use by Goldman Sachs. Neither MSCI, S&P nor any other party involved in making or compiling the GICS or any GICS classifications makes any express or implied warranties or representations with respect to such standard or classification (or the results to be obtained by the use thereof), and all such parties hereby expressly disclaim all warranties of originality, accuracy, completeness, merchantability or fitness for a particular purpose with respect to any of such standard or classification. Without limiting any of the foregoing, in no event shall MSCI, S&P, any of their affiliates or any third party involved in making or compiling the GICS or any GICS classifications have any liability for any direct, indirect, special, punitive, consequential or any other damages (including lost profits) even if notified of the possibility of such damages.

The portfolio risk management process includes an effort to monitor and manage risk, but does not imply low risk.

Shares of the Goldman Sachs VIT Funds are offered to separate accounts of participating life insurance companies for the purpose of funding variable annuity contracts and variable life insurance policies. Shares of the Fund are not offered directly to the general public. The variable annuity contracts and variable life insurance policies are described in the separate prospectuses issued by participating insurance companies. You should refer to those prospectuses for information about surrender charges, mortality and expense risk fees and other charges that may be assessed by participating insurance companies under the variable annuity contracts or variable life insurance policies. Such fees or charges, if any, may affect the return you may realize with respect to your investments. Ask your representative for more complete information. Please consider a fund’s objectives, risks and charges and expenses, and read the prospectus carefully before investing. The prospectus contains this and other information about the Fund.

This material is not authorized for distribution to prospective investors unless preceded or accompanied by a current prospectus or summary prospectus, if applicable. Investors should consider the Fund’s objective, risks, and charges and expenses, and read the summary prospectus, if available, and/or the prospectus carefully before investing or sending money. The summary prospectus, if available, and the prospectus contain this and other information about the Fund and may be obtained from your authorized dealer or from Goldman Sachs & Co. LLC by calling 1-800-621-2550

This report is prepared for the general information of contract owners and is not an offer of shares of the Goldman Sachs Variable Insurance Trust — Goldman Sachs International Equity Insights Fund.

© 2020 Goldman Sachs. All rights reserved.

VITINTLAR-20/192782-OTU-1133682

Goldman

Sachs Variable Insurance Trust

Goldman Sachs

U.S. Equity Insights Fund

Beginning on or after January 1, 2021, you may not receive paper copies of the Fund’s annual and semi-annual shareholder reports from the insurance company that offers your variable insurance contract or your financial intermediary, unless you specifically request paper copies of the reports from the insurance company or from your financial intermediary. Instead, the reports will be made available on a website, and you will be notified by mail each time a report is posted and provided with a website link to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. At any time, you may elect to receive reports and certain communications from the insurance company electronically by contacting your insurance company or your financial intermediary.

You may elect to receive all future shareholder reports in paper free of charge. You can inform the insurance company or your financial intermediary that you wish to receive paper copies of reports. Your election to receive reports in paper will apply to all Goldman Sachs Funds available under your contract and may apply to all funds held with your financial intermediary.

Annual Report

December 31, 2019

GOLDMAN SACHS VARIABLE INSURANCE TRUST U.S. EQUITY INSIGHTS FUND

INVESTMENT OBJECTIVE

The Fund seeks long-term growth of capital and dividend income.

Portfolio Management Discussion and Analysis

Below, the Goldman Sachs Quantitative Investment Strategies Team discusses the Goldman Sachs Variable Insurance Trust — Goldman Sachs U.S. Equity Insights Fund’s (the “Fund”) performance and positioning for the 12-month period ended December 31, 2019 (the “Reporting Period”).

How did the Fund perform during the Reporting Period?

During the Reporting Period, the Fund’s Institutional and Service Shares generated average annual total returns of 25.21% and 24.93%, respectively. These returns compare to the 31.49% average annual total return of the Fund’s benchmark, the Standard & Poor’s 500® Index (with dividends reinvested) (the “S&P 500® Index”) during the same time period.

What economic and market factors most influenced the equity markets as a whole during the Reporting Period?

Representing the U.S. equity market, the S&P 500® Index returned 31.49% during the Reporting Period, achieving a record high and its strongest annual gain since 2013.

The U.S. equity market rallied at the start of the Reporting Period, almost completely recovering from a sell-off at the end of 2018. After four gradual interest rate hikes in 2018, the U.S. Federal Reserve (“Fed”) cut interest rates three times in 2019 in an effort to keep the U.S. economic expansion intact amid trade uncertainties. The trade war between the U.S. and China pressured macroeconomic indicators throughout the first half of the calendar year but did little to suppress a resilient consumer, which ultimately outweighed manufacturing weakness. By the fourth quarter of 2019, U.S. stock returns accelerated with an uptick of U.S. manufacturing and service sector business surveys as well as a consistently strong labor market. The U.S. added more than 200,000 jobs in November 2019, double the break-even pace of long-term job growth. These developments helped restore market confidence, while fundamentals of low core inflation, contained financial imbalance and reduced drag of a trade war fended off imminent recession risk.

For the Reporting Period overall, all 11 sectors posted positive absolute returns, with all 11 generating double-digit gains. Information technology, communication services and financials were the best performing sectors in the S&P 500® Index, as measured by total return, while the weakest performing sectors in the S&P 500® Index during the Reporting Period were energy, health care and materials.

Within the U.S. equity market, all capitalization segments posted double-digit positive returns, led by large-cap stocks, as measured by the Russell 1000® Index, followed closely by mid-cap stocks, as measured by the Russell Midcap® Index, and then by small-cap stocks, as measured by the Russell 2000® Index. From a style perspective, growth-oriented stocks significantly outpaced value-oriented stocks across the capitalization spectrum. (All as measured by the FTSE Russell indices.)

What key factors were responsible for the Fund’s performance during the Reporting Period?

The Fund uses a quantitative style of management, in combination with a qualitative overlay, that emphasizes fundamentally-based stock selection, careful portfolio construction and efficient implementation. The Fund’s investments are selected using fundamental research and a variety of quantitative techniques based on certain investment themes, namely Fundamental Mispricings, High Quality Business Models, Sentiment Analysis and Market Themes & Trends.

During the Reporting Period, the Fund posted robust double-digit absolute gains but underperformed the S&P 500® Index, with all four of our quantitative model’s investment themes detracting from results. Stock selection driven by these investment themes diminished relative performance.

What impact did the Fund’s investment themes have on performance during the Reporting Period?

In keeping with our investment approach, we use our quantitative model and four investment themes to take a long-term view of market patterns and look for inefficiencies, selecting stocks for the Fund and overweighting or underweighting the ones chosen by the model. Over time and by design, the performance of any one of the model’s investment themes tends to have a low correlation with the model’s other themes, demonstrating the diversification benefit of the Fund’s theme-driven quantitative model. The variance in performance supports our research indicating that the diversification provided by the Fund’s different investment

1

GOLDMAN SACHS VARIABLE INSURANCE TRUST U.S. EQUITY INSIGHTS FUND

themes is a significant investment advantage over the long term, even though the Fund may experience underperformance in the short term. Of course, diversification does not protect an investor from market risk nor does it ensure a profit.

During the Reporting Period, all four of our investment themes — High Quality Business Models, Sentiment Analysis, Market Themes & Trends and Fundamental Mispricings — detracted from the Fund’s relative performance. High Quality Business Models seeks to identify companies that are generating high quality revenues with sustainable business models and aligned management incentives. Sentiment Analysis seeks to identify stocks experiencing improvements in their overall market sentiment. Market Themes & Trends seeks to identify companies positively positioned to benefit from themes and trends in the market and macroeconomic environment. Fundamental Mispricing seeks to identify high quality businesses trading at a fair price, which we believe may lead to strong performance over the long run.

How did the Fund’s sector and industry allocations affect relative performance?

In constructing the Fund’s portfolio, we focus on picking stocks rather than making sector or industry bets. Consequently, the Fund is similar to its benchmark, the S&P 500® Index, in terms of its sector and industry allocations and style. Changes in its sector or industry weights generally do not have a meaningful impact on relative performance.

Did stock selection help or hurt Fund performance during the Reporting Period?

We seek to outpace the S&P 500® Index by overweighting stocks that we expect to outperform and underweighting those that we think may lag. At the same time, we strive to maintain a risk profile similar to the S&P 500® Index. The Fund’s investments are selected using fundamental research and a variety of quantitative techniques based on our investment themes. For example, the Fund aims to hold a basket of stocks with better Fundamental Mispricings characteristics than the benchmark index.

During the Reporting Period, stock selection hampered the Fund’s performance, with investments in the health care, information technology, consumer discretionary and industrials sectors detracting most from results relative to the S&P 500® Index. There were no sectors in which stock selection contributed positively during the Reporting Period.

Which individual positions detracted from the Fund’s results during the Reporting Period?

Detracting most from the Fund’s results relative to the S&P 500® Index were overweight positions in specialty pharmaceuticals company Mylan, quick-service restaurant owner and franchiser Yum! Brands and energy company ConocoPhillips. The Fund had an overweight position in Mylan driven primarily by our Sentiment Analysis and Fundamental Mispricings investment themes. The Fund’s overweights in Yum! Brands and ConocoPhillips were each largely due to our High Quality Business Models investment theme.

Which individual stock positions contributed the most to the Fund’s relative returns during the Reporting Period?

The Fund benefited most from overweight positions in discount retailer Target and information technology giant Apple and from an underweight position in integrated energy company Exxon Mobil. The overweight in Target was established primarily because of our High Quality Business Models and Sentiment Analysis investment themes. The Fund was overweight Apple due mostly to our High Quality Business Models investment theme. The Fund’s underweight in Exxon Mobil was driven mainly by our Sentiment Analysis investment theme.

How did the Fund use derivatives during the Reporting Period?

During the Reporting Period, we did not use derivatives as part of an active management strategy to add value to the Fund’s results. However, we used equity index futures contracts, on an opportunistic basis, to equitize the Fund’s excess cash holdings. In other words, we put the Fund’s excess cash holdings to work by using them as collateral for the purchase of stock futures. The use of these futures contracts did not have a material impact on the Fund’s performance during the Reporting Period.

Did you make any enhancements to your quantitative models during the Reporting Period?

We continuously look for ways to improve our investment process. During the Reporting Period, we made numerous enhancements to our models. As example, during the first half of the Reporting Period, we introduced a number of new signals. First, within our Sentiment Analysis investment theme, we added a suite of signals that utilizes data from the short selling market as an indicator of the market sentiment surrounding individual names. Second, within our Market Themes & Trends investment theme, we added a signal that examines the cross-holdings of pooled vehicles to identify thematic trends in the market. Also within our Market Themes & Trends investment theme, we added a signal that examines internet linkages between companies to identify thematic trends. Finally, within our Fundamental Mispricings investment theme, we added a signal that we believe to be predictive of industry rotations.

2

GOLDMAN SACHS VARIABLE INSURANCE TRUST U.S. EQUITY INSIGHTS FUND

During the second half of the Reporting Period, within our High-Quality Business Models investment theme, we added a number of new metrics. The first metric identifies companies with longer executive management tenure, as we believe this is indicative of a sustainable, high quality, business model. We now leverage data from a large web search engine provider to help quantify changes in consumer attention. We also introduced a signal that uses import and export data to help quantify demand growth for a company’s products complementing our suite of consumer-demand signals. Finally, we added a signal focused on health care companies that helps us measure the value of a pharmaceutical company’s drug pipeline. Within our Themes and Trends investment theme, we introduced a signal that helps us find connections between companies based upon import and export data.

What was the Fund’s sector positioning relative to its benchmark index at the end of the Reporting Period?

As of December 31, 2019, the Fund was overweight the health care, financials, real estate and consumer discretionary sectors relative to the S&P 500® Index. The Fund was underweight in information technology, communication services, consumer staples, energy and utilities and was rather neutrally weighted in industrials and materials compared to the benchmark index on the same date.

Were there any changes to the Fund’s portfolio management team during the Reporting Period?

There were no changes to the Fund’s portfolio management team during the Reporting Period.

What is your strategy going forward for the Fund?

Looking ahead, we continue to believe that less expensive stocks should outpace more expensive stocks, and stocks with good momentum are likely to outperform those with poor momentum. We intend to maintain our focus on seeking companies about which fundamental research analysts are becoming more positive as well as profitable companies with sustainable earnings and a track record of using their capital to enhance shareholder value. As such, we anticipate remaining fully invested with long-term performance likely to be the result of stock selection rather than sector or capitalization allocations.

We stand behind our investment philosophy that sound economic investment principles, coupled with a disciplined quantitative approach, can provide strong, uncorrelated returns over the long term. Our research agenda is robust, and we continue to enhance our existing models, add new proprietary forecasting signals and improve our trading execution as we seek to provide the most value to our shareholders.

3

GOLDMAN SACHS VARIABLE INSURANCE TRUST U.S. EQUITY INSIGHTS FUND

Index Definitions

S&P 500® Index is the Standard & Poor’s composite index of 500 stocks, an unmanaged index of common stock prices. The figures for the index do not include any deduction for fees, expenses or taxes.

Russell 2000® Index is an unmanaged index of common stock prices that measures the performance of the 2000 smallest companies in the Russell 3000® Index. The figures for the index do not include any deduction for fees, expenses or taxes.

Russell Midcap® Index measures the performance of the 800 smallest companies in the Russell 1000® Index, which represents approximately 25% of the total market capitalization of the Russell 1000® Index.

Russell 1000® Index measures the performance of the 1,000 largest companies in the Russell 3000® Index, which represents approximately 92% of the total market capitalization of the Russell 3000® Index.

It is not possible to invest directly in an index.

4

FUND BASICS

U.S. Equity Insights Fund

as of December 31, 2019

TOP TEN HOLDINGS AS OF 12/31/191

Holding	% of Net Assets	Line of Business
Microsoft Corp.	5.5%	Software & Services
Apple, Inc.	5.0	Technology Hardware & Equipment
Amazon.com, Inc.	3.9	Retailing
Facebook, Inc. Class A	2.9	Media & Entertainment
Visa, Inc. Class A	2.2	Software & Services
Johnson & Johnson	2.1	Pharmaceuticals, Biotechnology & Life Sciences
Alphabet, Inc. Class C	2.0	Media & Entertainment
Alphabet, Inc. Class A	2.0	Media & Entertainment
Union Pacific Corp.	1.5	Transportation
Philip Morris International, Inc.	1.5	Food, Beverage & Tobacco

[1]	The top 10 holdings may not be representative of the Fund’s future investments.

FUND vs. BENCHMARK SECTOR ALLOCATIONS2

As of December 31, 2019

[2]

The Fund is actively managed and, as such, its composition may differ over time. Consequently, the Fund’s overall sector allocations may differ from percentages contained in the graph above. The graph categorizes investments using Global Industry Classification Standard (“GICS”); however, the sector classifications used by the portfolio management team may differ from GICS. The percentage shown for each investment category reflects the value of investments in that category as a percentage of market value.

For more information about your Fund, please refer to www.GSAMFUNDS.com. There, you can learn more about your Portfolio’s investment strategies, holdings, and performance.

5

GOLDMAN SACHS VARIABLE INSURANCE TRUST U.S. EQUITY INSIGHTS FUND

Performance Summary

December 31, 2019

The following graph shows the value, as of December 31, 2019, of a $10,000 investment made on January 1, 2010 in the Institutional Shares at NAV. For comparative purposes, the performance of the Fund’s benchmark, the S&P 500® Index, is shown. Performance reflects applicable fee waivers and/or expense limitations in effect during the periods shown and in their absence, performance would be reduced. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. The returns set forth below represent past performance. Past performance does not guarantee future results. The Fund’s investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted below. Please visit our web site at www.GSAMFUNDS.com to obtain the most recent month-end returns.

U.S. Equity Insights Fund’s 10 Year Performance

Performance of a $10,000 investment, with distributions reinvested, from January 1, 2010 through December 31, 2019.

Average Annual Total Return through December 31, 2019	One Year	Five Years	Ten Years
Institutional	25.21%	9.99%	13.22%
Service	24.93%	9.76%	12.98%

6

GOLDMAN SACHS VARIABLE INSURANCE TRUST U.S. EQUITY INSIGHTS FUND

Schedule of Investments

December 31, 2019

Shares	Description	Value

Common Stocks – 99.5%
Automobiles & Components – 1.2%
99,054	General Motors Co.	$3,625,376

Banks – 3.7%
9,379	Bank of America Corp.	330,328
36,891	Citizens Financial Group, Inc.	1,498,144
14,951	JPMorgan Chase & Co.	2,084,169
50,256	Popular, Inc.	2,952,540
8,843	Signature Bank	1,208,042
7,736	Western Alliance Bancorp	440,952
59,425	Zions Bancorp NA	3,085,346

		11,599,521

Capital Goods – 4.8%
1,383	Allegion plc	172,239
2,205	Allison Transmission Holdings, Inc.	106,546
15,509	Eaton Corp. plc	1,469,012
6,302	HEICO Corp.	719,373
2,101	Ingersoll-Rand plc	279,265
85,787	Johnson Controls International plc	3,492,389
10,880	Lockheed Martin Corp.	4,236,454
10,359	PACCAR, Inc.	819,397
16,663	Raytheon Co.	3,661,528

		14,956,203

Commercial & Professional Services – 1.7%
12,939	Cintas Corp.	3,481,626
17,847	IHS Markit Ltd.*	1,344,772
5,792	TransUnion	495,853

		5,322,251

Consumer Durables & Apparel – 1.0%
58,599	DR Horton, Inc.	3,091,097

Consumer Services – 2.0%
25,935	Las Vegas Sands Corp.	1,790,552
100,140	MGM Resorts International	3,331,658
12,654	Yum! Brands, Inc.	1,274,638

		6,396,848

Diversified Financials – 9.1%
97,577	Ally Financial, Inc.	2,981,953
40,804	AXA Equitable Holdings, Inc.	1,011,123
70,707	Bank of New York Mellon Corp. (The)	3,558,683
9,402	Berkshire Hathaway, Inc. Class B*	2,129,553
76,483	Charles Schwab Corp. (The)	3,637,532
51,879	Morgan Stanley	2,652,055
14,340	S&P Global, Inc.	3,915,537
24,221	State Street Corp.	1,915,881
91,425	Synchrony Financial	3,292,214
52,992	Voya Financial, Inc.	3,231,452

		28,325,983

Energy – 3.0%
7,730	Baker Hughes Co.	198,120
2,859	ConocoPhillips	185,921
5,247	Exxon Mobil Corp.	366,136

Common Stocks – (continued)
Energy – (continued)
14,530	HollyFrontier Corp.	736,816
26,314	Marathon Petroleum Corp.	1,585,418
8,588	Phillips 66	956,789
86,516	TechnipFMC plc	1,854,903
37,639	Valero Energy Corp.	3,524,892

		9,408,995

Food & Staples Retailing – 2.2%
15,468	Costco Wholesale Corp.	4,546,354
39,606	Walgreens Boots Alliance, Inc.	2,335,170

		6,881,524

Food, Beverage & Tobacco – 2.2%
36,621	Monster Beverage Corp.*	2,327,265
54,983	Philip Morris International, Inc.	4,678,503

		7,005,768

Health Care Equipment & Services – 7.9%
3,057	Align Technology, Inc.*	853,025
13,696	Anthem, Inc.	4,136,603
13,918	Becton Dickinson and Co.	3,785,278
7,032	Cigna Corp.	1,437,974
24,603	Dentsply Sirona, Inc.	1,392,284
8,608	Edwards Lifesciences Corp.*	2,008,160
24,853	HCA Healthcare, Inc.	3,673,522
7,867	Humana, Inc.	2,883,413
1,044	Molina Healthcare, Inc.*	141,660
1,476	STERIS plc	224,972
2,874	Teleflex, Inc.	1,081,889
265	UnitedHealth Group, Inc.	77,905
21,172	Universal Health Services, Inc. Class B	3,037,335

		24,734,020

Household & Personal Products – 1.0%
11,053	Estee Lauder Cos., Inc. (The) Class A	2,282,887
5,579	Procter & Gamble Co. (The)	696,817

		2,979,704

Insurance – 2.1%
15,186	Aon plc	3,163,092
1,609	Athene Holding Ltd. Class A*	75,671
2,731	MetLife, Inc.	139,199
32,694	Progressive Corp. (The)	2,366,719
2,323	Reinsurance Group of America, Inc.	378,788
12,838	Unum Group	374,356

		6,497,825

Materials – 2.2%
66,968	Alcoa Corp.*	1,440,482
6,462	Axalta Coating Systems Ltd.*	196,445
4,106	Corteva, Inc.	121,373
7,162	Dow, Inc.	391,976
14,112	DuPont de Nemours, Inc.	905,990
6,323	Sherwin-Williams Co. (The)	3,689,724

		6,745,990

The accompanying notes are an integral part of these financial statements.	7

GOLDMAN SACHS VARIABLE INSURANCE TRUST U.S. EQUITY INSIGHTS FUND

Schedule of Investments (continued)

December 31, 2019

Shares	Description	Value

Common Stocks – (continued)
Media & Entertainment – 8.2%
4,679	Alphabet, Inc. Class A*	$6,267,006
4,697	Alphabet, Inc. Class C*	6,279,983
2,541	Charter Communications, Inc. Class A*	1,232,588
43,920	Facebook, Inc. Class A*	9,014,580
64,272	Liberty Global plc Class C*	1,400,808
4,129	Match Group, Inc.*	339,032
51,738	News Corp. Class A	731,575
1,685	Take-Two Interactive Software, Inc.*	206,295

		25,471,867

Pharmaceuticals, Biotechnology & Life Sciences – 9.3%
26,530	AbbVie, Inc.	2,348,966
15,457	Alexion Pharmaceuticals, Inc.*	1,671,675
4,921	Biogen, Inc.*	1,460,208
29,145	Bristol-Myers Squibb Co.	1,870,818
55,109	Gilead Sciences, Inc.	3,580,983
23,704	Incyte Corp.*	2,069,833
11,873	IQVIA Holdings, Inc.*	1,834,497
44,294	Johnson & Johnson	6,461,166
32,596	Merck & Co., Inc.	2,964,606
2,096	Mettler-Toledo International, Inc.*	1,662,715
47,726	Pfizer, Inc.	1,869,905
5,654	Vertex Pharmaceuticals, Inc.*	1,237,943

		29,033,315

Real Estate Investment Trusts – 4.8%
89,581	Duke Realty Corp.	3,105,773
44,169	Equity LifeStyle Properties, Inc.	3,109,056
9,969	Extra Space Storage, Inc.	1,052,926
108,420	Invitation Homes, Inc.	3,249,347
43,021	Prologis, Inc.	3,834,892
7,772	STORE Capital Corp.	289,429
2,375	Sun Communities, Inc.	356,488

		14,997,911

Retailing – 6.5%
6,637	Amazon.com, Inc.*	12,264,114
66,817	eBay, Inc.	2,412,762
7,559	Home Depot, Inc. (The)	1,650,734
61,099	Macy’s, Inc.	1,038,683
23,451	Target Corp.	3,006,653

		20,372,946

Semiconductors & Semiconductor Equipment – 2.3%
14,852	Analog Devices, Inc.	1,765,012
4,517	Lam Research Corp.	1,320,771
17,231	Micron Technology, Inc.*	926,683
7,064	NVIDIA Corp.	1,662,159
10,844	Texas Instruments, Inc.	1,391,177

		7,065,802

Software & Services – 11.8%
5,537	Automatic Data Processing, Inc.	944,058
7,847	Cadence Design Systems, Inc.*	544,268
8,118	Intuit, Inc.	2,126,348

Common Stocks – (continued)
Software & Services – (continued)
109,565	Microsoft Corp.	17,278,400
20,713	Oracle Corp.	1,097,375
42,599	PayPal Holdings, Inc.*	4,607,934
17,176	VeriSign, Inc.*	3,309,472
37,000	Visa, Inc. Class A	6,952,300

		36,860,155

Technology Hardware & Equipment – 7.0%
52,975	Apple, Inc.	15,556,109
2,524	Ciena Corp.*	107,750
61,396	Cisco Systems, Inc.	2,944,552
31,748	Keysight Technologies, Inc.*	3,258,297

		21,866,708

Telecommunication Services – 0.2%
8,743	AT&T, Inc.	341,677
4,503	T-Mobile US, Inc.*	353,125

		694,802

Transportation – 3.3%
1,059	Copa Holdings SA Class A	114,457
59,780	Delta Air Lines, Inc.	3,495,934
6,402	JetBlue Airways Corp.*	119,845
31,350	Southwest Airlines Co.	1,692,273
25,891	Union Pacific Corp.	4,680,834
1,355	United Airlines Holdings, Inc.*	119,362

		10,222,705

Utilities – 2.0%
168,944	AES Corp.	3,361,986
66,268	Exelon Corp.	3,021,158

		6,383,144

TOTAL INVESTMENTS – 99.5%
(Cost $251,510,716)		$310,540,460

OTHER ASSETS IN EXCESS OF LIABILITIES – 0.5%		1,590,374

NET ASSETS – 100.0%		$312,130,834

The percentage shown for each investment category reflects the value of investments in that category as a percentage of net assets.

*	Non-income producing security.

8	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS VARIABLE INSURANCE TRUST U.S. EQUITY INSIGHTS FUND

Statement of Assets and Liabilities

December 31, 2019

Assets:
Investments in unaffiliated issuers, at value (cost $251,510,716)	$310,540,460
Cash	2,406,587
Receivables:
Dividends	236,099
Reimbursement from investment adviser	24,997
Fund shares sold	22,487
Securities lending income	271

Total assets	313,230,901

Liabilities:
Payables:
Fund shares redeemed	767,489
Management fees	142,093
Distribution and Service fees and Transfer Agency fees	15,063
Accrued expenses	175,422

Total liabilities	1,100,067

Net Assets:
Paid-in capital	251,656,082
Total distributable earnings (loss)	60,474,752

NET ASSETS	$312,130,834
Net Assets:
Institutional	$256,930,145
Service	55,200,689

Total Net Assets	$312,130,834
Shares outstanding $0.001 par value (unlimited shares authorized):
Institutional	14,329,280
Service	3,059,623
Net asset value, offering and redemption price per share:
Institutional	$17.93
Service	18.04

The accompanying notes are an integral part of these financial statements.	9

GOLDMAN SACHS VARIABLE INSURANCE TRUST U.S. EQUITY INSIGHTS FUND

Statement of Operations

For the Fiscal Year Ended December 31, 2019

Investment income:
Dividends — unaffiliated issuers (net of foreign taxes withheld of $5,317)	$5,592,355
Securities lending income — unaffiliated issuer	492
Dividends — affiliated issuers	45

Total investment income	5,592,892

Expenses:
Management fees	1,904,549
Distribution and Service fees — Service Shares	139,256
Professional fees	101,372
Printing and mailing costs	90,631
Shareholder meeting expense	61,691
Custody, accounting and administrative services	85,149
Transfer Agency fees(a)	61,432
Trustee fees	16,313
Registration fees	453
Other	16,816

Total expenses	2,477,662

Less — expense reductions	(573,711)

Net expenses	1,903,951

NET INVESTMENT INCOME	3,688,941

Realized and unrealized gain:
Net realized gain from investments — unaffiliated issuers	13,673,416

Net change in unrealized gain on investments — unaffiliated issuers	50,991,594

Net realized and unrealized gain	64,665,010

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$68,353,951

(a)	Institutional and Service Shares incurred Transfer Agency fees of $50,292 and $11,140, respectively.

10	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS VARIABLE INSURANCE TRUST U.S. EQUITY INSIGHTS FUND

Statements of Changes in Net Assets

	For the Fiscal Year Ended December 31, 2019	For the Fiscal Year Ended December 31, 2018

From operations:
Net investment income	$3,688,941	$3,755,838
Net realized gain	13,673,416	37,947,854
Net change in unrealized gain (loss)	50,991,594	(58,964,079)

Net increase (decrease) in net assets resulting from operations	68,353,951	(17,260,387)

Distributions to shareholders:
From distributable earnings:
Institutional Shares	(12,098,854)	(41,717,467)
Service Shares	(2,482,764)	(9,387,391)

Total distributions to shareholders	(14,581,618)	(51,104,858)

From share transactions:
Proceeds from sales of shares	11,649,993	23,858,438
Reinvestment of distributions	14,581,618	51,104,858
Cost of shares redeemed	(56,634,042)	(137,999,297)

Net decrease in net assets resulting from share transactions	(30,402,431)	(63,036,001)

TOTAL INCREASE (DECREASE)	23,369,902	(131,401,246)

Net Assets:

Beginning of year	288,760,932	420,162,178

End of year	$312,130,834	$288,760,932

The accompanying notes are an integral part of these financial statements.	11

GOLDMAN SACHS VARIABLE INSURANCE TRUST U.S. EQUITY INSIGHTS FUND

Financial Highlights

Selected Data for a Share Outstanding Throughout Each Year

	Goldman Sachs U.S. Equity Insights Fund
	Institutional Shares
	Year Ended December 31,
	2019	2018	2017	2016	2015

Per Share Data

Net asset value, beginning of year	$15.03	$19.41	$17.65	$16.71	$18.12

Net investment income(a)	0.21	0.22	0.28	0.22	0.23

Net realized and unrealized gain (loss)	3.57	(1.38)	3.98	1.58	(0.27)

Total from investment operations	3.78	(1.16)	4.26	1.80	(0.04)

Distributions to shareholders from net investment income	(0.23)	(0.25)	(0.28)	(0.23)	(0.25)

Distributions to shareholders from net realized gains	(0.65)	(2.97)	(2.22)	(0.63)	(1.12)

Total distributions	(0.88)	(3.22)	(2.50)	(0.86)	(1.37)

Net asset value, end of year	$17.93	$15.03	$19.41	$17.65	$16.71

Total return(b)	25.21%	(6.19)%	24.07%	10.70%	(0.20)%

Net assets, end of year (in 000s)	$256,930	$235,553	$277,952	$255,565	$269,238

Ratio of net expenses to average net assets	0.58%	0.58%	0.62%	0.64%	0.64%

Ratio of total expenses to average net assets	0.76%	0.73%	0.70%	0.70%	0.71%

Ratio of net investment income to average net assets	1.24%	1.12%	1.42%	1.25%	1.29%

Portfolio turnover rate(c)	187%	160%	184%	204%	200%

(a)	Calculated based on the average shares outstanding methodology.
(b)

Assumes investment at the net asset value at the beginning of the year, reinvestment of all distributions, a complete redemption of the investment at the net asset value at the end of the year and no sales or redemption charges (if any). Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares.

(c)

The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

12	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS VARIABLE INSURANCE TRUST U.S. EQUITY INSIGHTS FUND

Financial Highlights (continued)

Selected Data for a Share Outstanding Throughout Each Year

	Goldman Sachs U.S. Equity Insights Fund
	Service Shares
	Year Ended December 31,
	2019	2018	2017	2016	2015

Per Share Data

Net asset value, beginning of year	$15.12	$19.48	$17.71	$16.77	$18.17

Net investment income(a)	0.18	0.18	0.24	0.18	0.20

Net realized and unrealized gain (loss)	3.58	(1.37)	3.99	1.59	(0.28)

Total from investment operations	3.76	(1.19)	4.23	1.77	(0.08)

Distributions to shareholders from net investment income	(0.19)	(0.20)	(0.24)	(0.20)	(0.20)

Distributions to shareholders from net realized gains	(0.65)	(2.97)	(2.22)	(0.63)	(1.12)

Total distributions	(0.84)	(3.17)	(2.46)	(0.83)	(1.32)

Net asset value, end of year	$18.04	$15.12	$19.48	$17.71	$16.77

Total return(b)	24.93%	(6.36)%	23.80%	10.44%	(0.41)%

Net assets, end of year (in 000s)	$55,201	$53,208	$142,210	$120,387	$122,531

Ratio of net expenses to average net assets	0.79%	0.79%	0.82%	0.85%	0.85%

Ratio of total expenses to average net assets	1.01%	0.97%	0.95%	0.95%	0.96%

Ratio of net investment income to average net assets	1.03%	0.88%	1.21%	1.04%	1.08%

Portfolio turnover rate(c)	187%	160%	184%	204%	200%

(a)	Calculated based on the average shares outstanding methodology.
(b)

Assumes investment at the net asset value at the beginning of the year, reinvestment of all distributions, a complete redemption of the investment at the net asset value at the end of the year and no sales or redemption charges (if any). Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares.

(c)

The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

The accompanying notes are an integral part of these financial statements.	13

GOLDMAN SACHS VARIABLE INSURANCE TRUST U.S. EQUITY INSIGHTS FUND

Notes to Financial Statements

December 31, 2019

1.    ORGANIZATION

Goldman Sachs Variable Insurance Trust (the “Trust” or “VIT”) is a Delaware statutory trust registered under the Investment Company Act of 1940, as amended (the “Act”), as an open-end management investment company. The Trust includes the Goldman Sachs U.S. Equity Insights Fund (the “Fund”). The Fund is a diversified portfolio under the Act offering two classes of shares — Institutional and Service Shares. Shares of the Trust are offered to separate accounts of participating life insurance companies for the purpose of funding variable annuity contracts and variable life insurance policies.

Goldman Sachs Asset Management, L.P. (“GSAM”), an affiliate of Goldman Sachs & Co. LLC (“Goldman Sachs”), serves as investment adviser to the Fund pursuant to a management agreement (the “Agreement”) with the Trust.

2.    SIGNIFICANT ACCOUNTING POLICIES

The financial statements have been prepared in accordance with accounting principles generally accepted in the United States of America (“GAAP”) and require management to make estimates and assumptions that may affect the reported amounts and disclosures. Actual results may differ from those estimates and assumptions. The Fund is an investment company under GAAP and follows the accounting and reporting guidance applicable to investment companies.

A.  Investment Valuation — The Fund’s valuation policy is to value investments at fair value.

B.  Investment Income and Investments — Investment income includes interest income, dividend income, and securities lending income, if any. Interest income is accrued daily and adjusted for amortization of premiums and accretion of discounts. Dividend income is recognized on ex-dividend date or, for certain foreign securities, as soon as such information is obtained subsequent to the ex-dividend date. Non-cash dividends, if any, are recorded at the fair market value of the securities received. Investment transactions are reflected on trade date. Realized gains and losses are calculated using identified cost. Investment transactions are recorded on the following business day for daily net asset value (“NAV”) calculations. Investment income is recorded net of any foreign withholding taxes, less any amounts reclaimable. The Fund may file withholding tax reclaims in certain jurisdictions to recover a portion of amounts previously withheld. Any foreign capital gains tax is accrued daily based upon net unrealized gains, and is payable upon sale of such investments. Distributions received from the Fund’s investments in United States (“U.S.”) real estate investment trusts (“REITs”) may be characterized as ordinary income, net capital gain and/or a return of capital. A return of capital is recorded by the Fund as a reduction to the cost basis of the REIT.

C.  Class Allocations and Expenses — Investment income, realized and unrealized gain (loss), if any, and non-class specific expenses of the Fund are allocated daily based upon the proportion of net assets of each class. Non-class specific expenses directly incurred by the Fund are charged to the Fund, while such expenses incurred by the Trust are allocated across the Fund on a straight-line and/or pro-rata basis depending upon the nature of the expenses. Class-specific expenses, where applicable, are borne by the respective share classes and include Distribution and Service and Transfer Agency fees.

D.  Federal Taxes and Distributions to Shareholders — It is the Fund’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended (the “Code”), applicable to regulated investment companies and to distribute each year substantially all of its investment company taxable income and capital gains to its shareholders. Accordingly, the Fund is not required to make any provisions for the payment of federal income tax. Distributions to shareholders are recorded on the ex-dividend date. Income and capital gains distributions, if any, are declared and paid at least annually.

Net capital losses, if any, are carried forward to future fiscal years and may be used to the extent allowed by the Code to offset any future capital gains. Losses that are carried forward will retain their character as either short-term or long-term capital losses. Utilization of capital loss carryforwards will reduce the requirement of future capital gains distributions.

The characterization of distributions to shareholders for financial reporting purposes is determined in accordance with federal income tax rules, which may differ from GAAP. The source of the Fund’s distributions may be shown in the accompanying financial statements as either from distributable earnings or capital. Certain components of the Fund’s net assets on the Statement of Assets and Liabilities reflect permanent GAAP/tax differences based on the appropriate tax character.

14

GOLDMAN SACHS VARIABLE INSURANCE TRUST U.S. EQUITY INSIGHTS FUND

3.    INVESTMENTS AND FAIR VALUE MEASUREMENTS

U.S. GAAP defines the fair value of a financial instrument as the amount that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date (i.e., the exit price); the Fund’s policy is to use the market approach. GAAP establishes a fair value hierarchy that prioritizes the inputs to valuation techniques used to measure fair value. The hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements). The levels used for classifying investments are not necessarily an indication of the risk associated with investing in these investments. The three levels of the fair value hierarchy are described below:

Level 1 — Unadjusted quoted prices in active markets that are accessible at the measurement date for identical, unrestricted assets or liabilities;

Level 2 — Quoted prices in markets that are not active or financial instruments for which significant inputs are observable (including, but not limited to, quoted prices for similar investments, interest rates, foreign exchange rates, volatility and credit spreads), either directly or indirectly;

Level 3 — Prices or valuations that require significant unobservable inputs (including GSAM’s assumptions in determining fair value measurement).

The Board of Trustees (“Trustees”) has approved Valuation Procedures that govern the valuation of the portfolio investments held by the Fund, including investments for which market quotations are not readily available. The Trustees have delegated to GSAM day-to-day responsibility for implementing and maintaining internal controls and procedures related to the valuation of the Fund’s investments. To assess the continuing appropriateness of pricing sources and methodologies, GSAM regularly performs price verification procedures and issues challenges as necessary to third party pricing vendors or brokers, and any differences are reviewed in accordance with the Valuation Procedures.

A.  Level 1 and Level 2 Fair Value Investments — The valuation techniques and significant inputs used in determining the fair values for investments classified as Level 1 and Level 2 are as follows:

Equity Securities — Equity securities traded on a U.S. securities exchange or the NASDAQ system, or those located on certain foreign exchanges, including but not limited to the Americas, are valued daily at their last sale price or official closing price on the principal exchange or system on which they are traded. If there is no sale or official closing price or such price is believed by GSAM to not represent fair value, equity securities may be valued at the closing bid price for long positions and at the closing ask price for short positions. To the extent these investments are actively traded, they are classified as Level 1 of the fair value hierarchy, otherwise they are generally classified as Level 2.

Unlisted equity securities for which market quotations are available are valued at the last sale price on the valuation date, or if no sale occurs, at the last bid price for long positions or the last ask price for short positions, and are generally classified as Level 2.

Money Market Funds — Investments in the Goldman Sachs Financial Square Government Fund (“Underlying Fund”) are valued at the NAV per share of the Institutional Share class on the day of valuation. These investments are generally classified as Level 1 of the fair value hierarchy. For information regarding the Underlying Fund’s accounting policies and investment holdings, please see the Underlying Fund’s shareholder report.

B.  Level 3 Fair Value Investments — To the extent that significant inputs to valuation models and other alternative pricing sources are unobservable, or if quotations are not readily available, or if GSAM believes that such quotations do not accurately reflect fair value, the fair value of the Fund’s investments may be determined under Valuation Procedures approved by the Trustees. GSAM, consistent with its procedures and applicable regulatory guidance, may make an adjustment to the most recent valuation prices of either domestic or foreign securities in light of significant events to reflect what it believes to be the fair value of the securities at the time of determining the Fund’s NAV. To the extent investments are valued using single source broker quotations obtained directly from the broker or passed through from third party pricing vendors, such investments are classified as Level 3 investments.

15

GOLDMAN SACHS VARIABLE INSURANCE TRUST U.S. EQUITY INSIGHTS FUND

Notes to Financial Statements (continued)

December 31, 2019

3.    INVESTMENTS AND FAIR VALUE MEASUREMENTS (continued)

C.  Fair Value Hierarchy — The following is a summary of the Fund’s investments classified in the fair value hierarchy as of December 31, 2019:

Investment Type	Level 1	Level 2	Level 3

Assets
Common Stock(a)
Europe	$3,255,711	$—	$—
North America	307,284,749	—	—

Total	$310,540,460	$—	$—

(a)

Amounts are disclosed by continent to highlight the impact of time zone differences between local market close and the calculation of NAV. Security valuations are based on the principal exchange or system on which they are traded, which may differ from country of domicile.

For further information regarding security characteristics, see the Schedule of Investments.

4.    AGREEMENTS AND AFFILIATED TRANSACTIONS

A.  Management Agreement — Under the Agreement, GSAM manages the Fund, subject to the general supervision of the Trustees.

As compensation for the services rendered pursuant to the Agreement, the assumption of the expenses related thereto and administration of the Fund’s business affairs, including providing facilities, GSAM is entitled to a management fee, accrued daily and paid monthly, equal to an annual percentage rate of the Fund’s average daily net assets.

For the fiscal year ended December 31, 2019, contractual and effective net management fees with GSAM were at the following rates:

Contractual Management Rate						Effective Net Management Rate^
First $1 billion	Next $1 billion	Next $3 billion	Next $3 billion	Over $8 billion	Effective Rate
0.62%	0.59%	0.56%	0.55%	0.54%	0.62%	0.54	*

^	Effective Net Management Rate includes the impact of management fee waivers of affiliated Underlying Funds, if any.
*

GSAM agreed to waive a portion of its management fee in order to achieve a net management rate, as defined in the Fund’s most recent prospectus. This waiver will be effective through at least April 30, 2020, and prior to such date GSAM may not terminate the arrangement without approval of the Trustees. For the fiscal year ended December 31, 2019, GSAM waived $245,750 of its management fee.

The Fund invests in Institutional Shares of the Goldman Sachs Financial Square Government Fund, which is an affiliated Underlying Fund. GSAM has agreed to waive a portion of its management fee payable by the Fund in an amount equal to the management fee it earns as an investment adviser to the affiliated Underlying Fund in which the Fund invests, except those management fees it earns from the Fund’s investments of cash collateral received in connection with securities lending transactions in the Goldman Sachs Financial Square Government Fund. For the fiscal year ended December 31, 2019, GSAM waived $4 of the Fund’s management fee.

B.  Distribution and Service (12b-1) Plan — The Trust, on behalf of Service Shares of the Fund, has adopted a Distribution and Service Plan subject to Rule 12b-1 under the Act. Under the Distribution and Service Plan, Goldman Sachs, which serves as distributor, is entitled to a fee accrued daily and paid monthly, for distribution services and personal and account maintenance services, which may then be paid by Goldman Sachs to authorized dealers, equal to, on an annual basis, 0.25% of the Fund’s average daily net assets attributable to Service Shares. Goldman Sachs has agreed to waive distribution and service fees so as not to exceed an annual rate of 0.21% of average daily net assets attributable to Service Shares. This distribution and service fee waiver will remain in place through at least April 30, 2020, and prior to such date Goldman Sachs may not terminate the arrangement

16

GOLDMAN SACHS VARIABLE INSURANCE TRUST U.S. EQUITY INSIGHTS FUND

4.    AGREEMENTS AND AFFILIATED TRANSACTIONS (continued)

without the approval of the Trustees. For the fiscal year ended December 31, 2019, Goldman Sachs waived $22,281 in distribution and service fees for the Fund’s Service Shares.

C.  Transfer Agency Agreement — Goldman Sachs also serves as the transfer agent of the Fund for a fee pursuant to the Transfer Agency Agreement. The fees charged for such transfer agency services are accrued daily and paid monthly at an annual rate of 0.02% of the average daily net assets of Institutional and Service Shares.

D.  Other Expense Agreements and Affiliated Transactions — GSAM has agreed to reduce or limit certain “Other Expenses” of the Fund (excluding acquired fund fees and expenses, transfer agency fees and expenses, service fees and shareholder administration fees (as applicable), taxes, interest, brokerage fees, expenses of shareholder meetings, litigation and indemnification, and extraordinary expenses) to the extent such expenses exceed, on an annual basis, a percentage rate of the average daily net assets of the Fund. Such Other Expense reimbursements, if any, are accrued daily and paid monthly. In addition, the Fund is not obligated to reimburse GSAM for prior fiscal year expense reimbursements, if any. The Other Expense limitation as an annual percentage rate of average daily net assets for the Fund is 0.004%. The Other Expense limitation will remain in place through at least April 30, 2020, and prior to such date GSAM may not terminate the arrangement without the approval of the Trustees. In addition, the Fund has entered into certain offset arrangements with the custodian and the transfer agent, which may result in a reduction of the Fund’s expenses and are received irrespective of the application of the “Other Expense” limitation described above.

For the fiscal year ended December 31, 2019, these expense reductions, including any fee waivers and Other Expense reimbursements, were as follows:

Management Fee Waiver	Distribution and Service Fee Waiver	Custody Fee Credits	Other Expense Reimbursement	Total Expense Reductions

$245,754	$22,281	$7,235	$298,441	$573,711

E.  Line of Credit Facility — As of December 31, 2019, the Fund participated in a $580,000,000 committed, unsecured revolving line of credit facility (the “facility”) together with other funds of the Trust and certain registered investment companies having management agreements with GSAM or its affiliates. This facility is to be used for temporary emergency purposes, or to allow for an orderly liquidation of securities to meet redemption requests. The interest rate on borrowings is based on the federal funds rate. The facility also requires a fee to be paid by the Fund based on the amount of the commitment that has not been utilized. For the fiscal year ended December 31, 2019, the Fund did not have any borrowings under the facility. Prior to April 30, 2019 the facility was $770,000,000.

F.  Other Transactions with Affiliates — For the fiscal year ended December 31, 2019, Goldman Sachs earned $889 in brokerage commissions from portfolio transactions.

The following table provides information about the Fund’s investments in the Goldman Sachs Financial Square Government Fund as of and for the fiscal year ended December 31, 2019:

Beginning Value as of December 31, 2018	Purchases at Cost	Proceeds from Sales	Ending Value as of December 31, 2019	Shares as of December 31, 2019	Dividend Income from Affiliated Investment Company

$—	$722,341	$(722,341)	$—	—	$45

5. PORTFOLIO SECURITIES TRANSACTIONS

The cost of purchases and proceeds from sales and maturities of long-term securities for the fiscal year ended December 31, 2019, were $568,432,323 and $609,520,625, respectively.

17

GOLDMAN SACHS VARIABLE INSURANCE TRUST U.S. EQUITY INSIGHTS FUND

Notes to Financial Statements (continued)

December 31, 2019

6.    SECURITIES LENDING

Pursuant to exemptive relief granted by the Securities and Exchange Commission (“SEC”) and the terms and conditions contained therein, the Fund may lend its securities through a securities lending agent, Goldman Sachs Agency Lending (“GSAL”), a wholly-owned subsidiary of Goldman Sachs, to certain qualified borrowers including Goldman Sachs and affiliates. In accordance with the Fund’s securities lending procedures, the Fund receives cash collateral at least equal to the market value of the securities on loan. The market value of the loaned securities is determined at the close of business of the Fund, at their last sale price or official closing price on the principal exchange or system on which they are traded, and any additional required collateral is delivered to the Fund on the next business day. As with other extensions of credit, the Fund may experience delay in the recovery of its securities or incur a loss should the borrower of the securities breach its agreement with the Fund or become insolvent at a time when the collateral is insufficient to cover the cost of repurchasing securities on loan. Dividend income received from securities on loan may not be subject to withholding taxes and therefore withholding taxes paid may differ from the amounts listed in the Statement of Operations. Loans of securities are terminable at any time and as such 1) the remaining contractual maturities of the outstanding securities lending transactions are considered to be overnight and continuous and 2) the borrower, after notice, is required to return borrowed securities within the standard time period for settlement of securities transactions.

The Fund invests the cash collateral received in connection with securities lending transactions in the Goldman Sachs Financial Square Government Fund (“Government Money Market Fund”), an affiliated series of the Goldman Sachs Trust. The Government Money Market Fund is registered under the Act as an open end investment company, is subject to Rule 2a-7 under the Act, and is managed by GSAM, for which GSAM may receive a management fee of up to 0.16% on an annualized basis of the average daily net assets of the Government Money Market Fund.

In the event of a default by a borrower with respect to any loan, GSAL will exercise any and all remedies provided under the applicable borrower agreement to make the Fund whole. These remedies include purchasing replacement securities by applying the collateral held from the defaulting broker against the purchase cost of the replacement securities. If GSAL is unable to purchase replacement securities, GSAL will indemnify the Fund by paying the Fund an amount equal to the market value of the securities loaned minus the value of cash collateral received from the borrower for the loan, subject to an exclusion for any shortfalls resulting from a loss of value in such cash collateral due to reinvestment risk. The Fund’s master netting agreements with certain borrowers provide the right, in the event of a default (including bankruptcy or insolvency), for the non-defaulting party to liquidate the collateral and calculate net exposure to the defaulting party or request additional collateral. However, in the event of a default by a borrower, a resolution authority could determine that such rights are not enforceable due to the restrictions or prohibitions against the right of set-off that may be imposed in accordance with a particular jurisdiction’s bankruptcy or insolvency laws. The Fund’s loaned securities were all subject to enforceable Securities Lending Agreements and the value of the collateral was at least equal to the value of the cash received. The amounts of the Fund’s overnight and continuous agreements, which represent the gross amounts of recognized liabilities for securities lending transactions outstanding as of December 31, 2019, are disclosed as “Payable upon return of securities loaned” on the Statement of Assets and Liabilities, where applicable. The Fund did not have securities on loan as of December 31, 2019.

Both the Fund and GSAL received compensation relating to the lending of the Fund’s securities. The amounts earned, if any, by the Fund for the fiscal year ended December 31, 2019, are reported under Investment Income on the Statement of Operations.

The table below details securities lending activity with affiliates of Goldman Sachs:

For the fiscal year Ended December 31, 2019
Earnings of GSAL Relating to Securities Loaned	Amount Received by the Fund from Lending to Goldman Sachs	Amount Payable to Goldman Sachs Upon Return of Securities Loaned as of December 31, 2019
$55	$56	$—

18

GOLDMAN SACHS VARIABLE INSURANCE TRUST U.S. EQUITY INSIGHTS FUND

6.    SECURITIES LENDING (continued)

The following table provides information about the Fund’s investment in the Government Money Market Fund for the fiscal year ended December 31, 2019:

Beginning Value as of December 31, 2018	Purchases at Cost	Proceeds from Sales	Ending Value as of December 31, 2019

$—	$6,179,000	$(6,179,000)	$—

7. TAX INFORMATION

The tax character of distributions paid during the fiscal years ended December 31, 2018 and December 31, 2019 was as follows:

	2018	2019
Distributions paid from:
Ordinary income	$27,075,755	$3,670,173
Net long-term capital gains	24,029,103	10,911,445
Total taxable distributions	$51,104,858	$14,581,618

As of December 31, 2019, the components of accumulated earnings (losses) on a tax-basis were as follows:

Undistributed ordinary income — net	$538,849
Undistributed long-term capital gains	2,104,149
Total undistributed earnings	$2,642,998
Timing differences (Real Estate Trust Investments)	5,184
Unrealized gains — net	57,826,570
Total accumulated gains — net	$60,474,752

As of December 31, 2019, the Fund’s aggregate security unrealized gains and losses based on cost for U.S. federal income tax purposes were as follows:

Tax cost	$252,713,890
Gross unrealized gain	59,044,031
Gross unrealized loss	(1,217,461)
Net unrealized gain	$57,826,570

The difference between GAAP-basis and tax-basis unrealized gains (losses) is attributable primarily to wash sales and differences in the tax treatment of real estate investment trust investments.

GSAM has reviewed the Fund’s tax positions for all open tax years (the current and prior three years, as applicable) and has concluded that no provision for income tax is required in the Fund’s financial statements. Such open tax years remain subject to examination and adjustment by tax authorities.

19

GOLDMAN SACHS VARIABLE INSURANCE TRUST U.S. EQUITY INSIGHTS FUND

Notes to Financial Statements (continued)

December 31, 2019

8.    OTHER RISKS

The Fund’s risks include, but are not limited to, the following:

Investments in Other Investment Companies Risk — As a shareholder of another investment company, the Fund will indirectly bear its proportionate share of any net management fees and other expenses paid by such other investment companies, in addition to the fees and expenses regularly borne by the Fund.

Large Shareholder Transactions Risk — The Fund may experience adverse effects when certain large shareholders, such as other funds, participating insurance companies, accounts and Goldman Sachs affiliates, purchase or redeem large amounts of shares of the Fund. Such large shareholder redemptions, which may occur rapidly or unexpectedly, may cause the Fund to sell portfolio securities at times when it would not otherwise do so, which may negatively impact the Fund’s NAV and liquidity. These transactions may also accelerate the realization of taxable income to shareholders if such sales of investments resulted in gains, and may also increase transaction costs. In addition, a large redemption could result in the Fund’s current expenses being allocated over a smaller asset base, leading to an increase in the Fund’s expense ratio. Similarly, large Fund share purchases may adversely affect the Fund’s performance to the extent that the Fund is delayed in investing new cash or otherwise maintains a larger cash position than it ordinarily would.

Liquidity Risk — The Fund may make investments that are illiquid or that may become less liquid in response to market developments or adverse investor perceptions. Illiquid investments may be more difficult to value. Liquidity risk may also refer to the risk that the Fund will not be able to pay redemption proceeds within the allowable time period or without significant dilution to remaining investors’ interests because of unusual market conditions, an unusually high volume of redemption requests, or other reasons. To meet redemption requests, the Fund may be forced to sell investments at an unfavorable time and/or under unfavorable conditions. If the Fund is forced to sell securities at an unfavorable time and/or under unfavorable conditions, such sales may adversely affect the Fund’s NAV and dilute remaining investors’ interests. Redemptions by large shareholders may have a negative impact on the Fund’s liquidity.

Market and Credit Risks — In the normal course of business, the Fund trades financial instruments and enters into financial transactions where risk of potential loss exists due to changes in the market (market risk). Additionally, the Fund may also be exposed to credit risk in the event that an issuer or guarantor fails to perform or that an institution or entity with which the Fund has unsettled or open transactions defaults.

9.    INDEMNIFICATIONS

Under the Trust’s organizational documents, its Trustees, officers, employees and agents are indemnified, to the extent permitted by the Act and state law, against certain liabilities that may arise out of performance of their duties to the Fund. Additionally, in the course of business, the Fund enters into contracts that contain a variety of indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred. However, GSAM believes the risk of loss under these arrangements to be remote.

10.    OTHER MATTERS

On November 5, 2019, a definitive proxy statement (“proxy”) was filed with the SEC to elect certain Trustees to the Trust. The Fund will bear its respective share of the proxy, shareholder meeting and other related costs and GSAM has agreed to reimburse the Fund to the extent such expenses exceed a specified percentage of the Fund’s net assets.

20

GOLDMAN SACHS VARIABLE INSURANCE TRUST U.S. EQUITY INSIGHTS FUND

11.    SUBSEQUENT EVENTS

Subsequent events after the Statement of Assets and Liabilities date other than above have been evaluated, and GSAM has concluded that there is no impact requiring adjustment or disclosure in the financial statements.

12.    SUMMARY OF SHARE TRANSACTIONS

Share activity is as follows:

	For the Fiscal Year Ended December 31, 2019		For the Fiscal Year Ended December 31, 2018
	Shares	Dollars	Shares	Dollars
Institutional Shares
Shares sold	441,372	$7,774,633	416,442	$8,122,674
Reinvestment of distributions	681,626	12,098,854	2,739,164	41,717,467
Shares redeemed	(2,468,062)	(42,483,665)	(1,798,863)	(36,105,931)
	(1,345,064)	(22,610,178)	1,356,743	13,734,210
Service Shares
Shares sold	228,384	3,875,360	774,115	15,735,764
Reinvestment of distributions	139,012	2,482,764	612,754	9,387,391
Shares redeemed	(827,588)	(14,150,377)	(5,165,531)	(101,893,366)
	(460,192)	(7,792,253)	(3,778,662)	(76,770,211)

NET DECREASE	(1,805,256)	$ (30,402,431)	(2,421,919)	$ (63,036,001)

21

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of Goldman Sachs Variable Insurance Trust and Shareholders of Goldman Sachs U.S. Equity Insights Fund

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Goldman Sachs U.S. Equity Insights Fund (one of the funds constituting Goldman Sachs Variable Insurance Trust, referred to hereafter as the “Fund”) as of December 31, 2019, the related statement of operations for the year ended December 31, 2019, the statements of changes in net assets for each of the two years in the period ended December 31, 2019, including the related notes, and the financial highlights for each of the periods indicated therein (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of December 31, 2019, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended December 31, 2019 and the financial highlights for each of the periods indicated therein in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of December 31, 2019 by correspondence with the custodian, transfer agent and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Boston, Massachusetts

February 14, 2020

We have served as the auditor of one or more investment companies in the Goldman Sachs fund complex since 2000.

22

GOLDMAN SACHS VARIABLE INSURANCE TRUST U.S. EQUITY INSIGHTS FUND

Voting Results of Special Meeting of Shareholders (Unaudited)

A Special Meeting (the “Meeting”) of the Goldman Sachs Variable Insurance Trust (“VIT”) was held on January 23, 2020 to consider and act upon the proposal below. The Fund will amortize its respective share of the proxy, shareholder meeting and other related costs and GSAM has agreed to reimburse the Fund to the extent such expenses exceed a specified percentage of the Fund’s net assets.

At the Meeting, Dwight L. Bush, Kathryn A. Cassidy, Joaquin Delgado and Gregory G. Weaver were elected to the Trust’s Board of Trustees. In electing trustees, the Trust’s shareholders voted as follows:

Proposal 1. Election of Trustees	For	Against	Withheld	Broker Non-Votes

Dwight L. Bush	745,493,677.130	0	17,848,840.639	0

Kathryn A. Cassidy	746,559,784.810	0	16,782,732.959	0

Joaquin Delgado	744,593,456.532	0	18,749,061.237	0

Gregory G. Weaver	746,707,039.321	0	16,635,478.448	0

23

GOLDMAN SACHS VARIABLE INSURANCE TRUST U.S. EQUITY INSIGHTS FUND

Fund Expenses — Six Month Period Ended December 31, 2019 (Unaudited)

As a shareholder of Institutional or Service Shares of the Fund, you incur ongoing costs, including management fees, distribution and/or service (12b-1) fees (with respect to Service Shares) and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in Institutional Shares and Service Shares of the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from July 1, 2019 through December 31, 2019, which represents a period of 184 days of a 365 day year.

Actual Expenses — The first line under each share class in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000=8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes — The second line under each share class in the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual net expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only. As a shareholder of the Fund you do not incur any transaction costs, such as sales charges, redemption fees, or exchange fees, but shareholders of other funds may incur such costs. The second line of the table is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds whose shareholders may incur transaction costs.

Share Class	Beginning Account Value 07/01/19	Ending Account Value 12/31/19		Expenses Paid for the 6 Months Ended 12/31/19*
Institutional

Actual	$1,000	$1,085.30		$3.05
Hypothetical 5% return	1,000	1,022.28	+	2.96
Service

Actual	1,000	1,084.30		4.15
Hypothetical 5% return	1,000	1,021.22	+	4.02

+	Hypothetical expenses are based on the Fund’s actual annualized net expense ratios and an assumed rate of return of 5% per year before expenses.

*

Expenses are calculated using the Fund’s annualized net expense ratio for each class, which represents the ongoing expenses as a percentage of net assets for the six months ended December 31, 2019. Expenses are calculated by multiplying the annualized net expense ratio by the average account value for the period; then multiplying the result by the number of days in the most recent fiscal half year; and then dividing that result by the number of days in the fiscal year. The annualized net expense ratios for the period were 0.58% and 0.79% for Institutional and Service Shares, respectively.

24

GOLDMAN SACHS VARIABLE INSURANCE TRUST U.S. EQUITY INSIGHTS FUND

Trustees and Officers (Unaudited)

Independent Trustees

Name, Address and Age[1]	Position(s) Held with the Trust	Term of Office and Length of Time Served[2]	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee[3]	Other Directorships Held by Trustee[4]
Jessica Palmer Age: 70	Chair of the Board of Trustees	Since 2018 (Trustee since 2007)	Ms. Palmer is retired. She was formerly Consultant, Citigroup Human Resources Department (2007-2008); Managing Director, Citigroup Corporate and Investment Banking (previously, Salomon Smith Barney/Salomon Brothers) (1984-2006). Ms. Palmer was a Member of the Board of Trustees of Indian Mountain School (private elementary and secondary school) (2004-2009). Chair of the Board of Trustees — Goldman Sachs Trust and Goldman Sachs Variable Insurance Trust.	102	None
Kathryn A. Cassidy Age: 65	Trustee	Since 2015	Ms. Cassidy is retired. Formerly, she was Advisor to the Chairman (May 2014-December 2014); and Senior Vice President and Treasurer (2008-2014), General Electric Company & General Electric Capital Corporation (technology and financial services companies). Trustee — Goldman Sachs Trust and Goldman Sachs Variable Insurance Trust.	102	None
Diana M. Daniels Age: 70	Trustee	Since 2007	Ms. Daniels is retired. Formerly, she was Vice President, General Counsel and Secretary, The Washington Post Company (1991-2006). Ms. Daniels is a Trustee Emeritus and serves as a Presidential Councillor of Cornell University (2013-Present); former Member of the Legal Advisory Board, New York Stock Exchange (2003-2006) and of the Corporate Advisory Board, Standish Mellon Management Advisors (2006-2007). Trustee — Goldman Sachs Trust and Goldman Sachs Variable Insurance Trust.	102	None
Roy W. Templin Age: 59	Trustee	Since 2013

Mr. Templin is retired. He is Director, Armstrong World Industries, Inc. (a designer and manufacturer of ceiling, wall and suspension system solutions) (2016-Present); and was formerly Chairman of the Board of Directors, Con-Way Incorporated (a transportation, logistics and supply chain management service company) (2014-2015); Executive Vice President and Chief Financial Officer, Whirlpool Corporation (an appliance manufacturer and marketer) (2004-2012). Previously, Mr. Templin served as an Advisory Board Member of Goldman Sachs Trust and Goldman Sachs Variable Insurance Trust (June 2013-October 2013).

Trustee — Goldman Sachs Trust and Goldman Sachs Variable Insurance Trust.

				102	Armstrong World Industries, Inc. (a ceiling, wall and suspension systems solutions manufacturer)
Gregory G. Weaver Age: 68	Trustee	Since 2015	Mr. Weaver is retired. He is Director, Verizon Communications Inc. (2015-Present); and was formerly Chairman and Chief Executive Officer, Deloitte & Touche LLP (a professional services firm) (2001-2005 and 2012-2014); and Member of the Board of Directors, Deloitte & Touche LLP (2006-2012). Trustee — Goldman Sachs Trust and Goldman Sachs Variable Insurance Trust.	102	Verizon Communications Inc.

25

GOLDMAN SACHS VARIABLE INSURANCE TRUST U.S. EQUITY INSIGHTS FUND

Trustees and Officers (Unaudited) (continued)

Interested Trustee*

Name, Address and Age[1]	Position(s) Held with the Trust	Term of Office and Length of Time Served[2]	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee[3]	Other Directorships Held by Trustee[4]
James A. McNamara Age: 57	President and Trustee	Since 2007

Advisory Director, Goldman Sachs (January 2018-Present); Managing Director, Goldman Sachs (January 2000-December 2017); Director of Institutional Fund Sales, GSAM (April 1998-December 2000); and Senior Vice President and Manager, Dreyfus Institutional Service Corporation (January 1993-April 1998).

President and Trustee — Goldman Sachs Trust; Goldman Sachs Variable Insurance Trust; Goldman Sachs Trust II; Goldman Sachs MLP Income Opportunities Fund; Goldman Sachs MLP and Energy Renaissance Fund; Goldman Sachs ETF Trust; Goldman Sachs Credit Income Fund; and Goldman Sachs Real Estate Diversified Income Fund.

				165	None

Advisory Board Members

Name, Address, Age[1]	Position(s) Held with the Trust	Term of Office and Length of Time Served[2]	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Advisory Board Member[3]	Other Directorships Held by Advisory Board Member[4]
Dwight L. Bush Age: 62	Advisory Board Member	Since 2019	Ambassador Bush is President and CEO of D.L. Bush & Associates (a financial advisory and private investment firm) (2002-2014 and 2017-present); and was formerly U.S. Ambassador to the Kingdom of Morocco (2014-2017) and a Member of the Board of Directors of Santander Bank, N.A. (2018-2019). Advisory Board Member — Goldman Sachs Trust and Goldman Sachs Variable Insurance Trust.	102	None
Joaquin Delgado Age: 59	Advisory Board Member	Since 2019	Dr. Delgado is retired. He is Director, Hexion Inc. (a specialty chemical manufacturer) (2019-present); and Director, Stepan Company (a specialty chemical manufacturer) (2011-present); and was formerly Executive Vice President, Consumer Business Group of 3M Company (July 2016-July 2019); and Executive Vice President, Health Care Business Group of 3M Company (October 2012-July 2016). Advisory Board Member — Goldman Sachs Trust and Goldman Sachs Variable Insurance Trust.	102	Stepan Company (a specialty chemical manufacturer)

*

Mr. McNamara is considered to be an “Interested Trustee” because he holds positions with Goldman Sachs and owns securities issued by The Goldman Sachs Group, Inc. Mr. McNamara holds comparable positions with certain other companies of which Goldman Sachs, GSAM or an affiliate thereof is the investment adviser, administrator and/or distributor.

[1]

Each Trustee and Advisory Board Member may be contacted by writing to the Trustee or Advisory Board Member, c/o Goldman Sachs, 200 West Street, New York, New York, 10282, Attn: Caroline Kraus. Information is provided as of December 31, 2019.

[2]

Subject to such policies as may be adopted by the Board from time-to-time, each Trustee holds office for an indefinite term, until the earliest of: (a) the election of his or her successor; (b) the date the Trustee resigns or is removed by the Board or shareholders, in accordance with the Trust’s Declaration of Trust; or (c) the termination of the Trust. The Board has adopted policies which provide that (a) no Trustee shall hold office for more than 15 years and (b) a Trustee shall retire as of December 31st of the calendar year in which he or she reaches his or her 74th birthday, unless a waiver of such requirements shall have been adopted by a majority of the other Trustees. These policies may be changed by the Trustees without shareholder vote.

[3]

The Goldman Sachs Fund Complex includes certain other companies listed above for each respective Trustee. As of December 31, 2019, Goldman Sachs Trust consisted of 89 portfolios; Goldman Sachs Variable Insurance Trust consisted of 13 portfolios; Goldman Sachs Trust II consisted of 19 portfolios (17 of which offered shares to the public); Goldman Sachs MLP Income Opportunities Fund, Goldman Sachs MLP and Energy Renaissance Fund, Goldman Sachs Credit Income Fund and Goldman Sachs Real Estate Diversified Income Fund each consisted of one portfolio; and Goldman Sachs ETF Trust consisted of 40 portfolios (21 of which offered shares to the public).

[4]

This column includes only directorships of companies required to report to the Securities and Exchange Commission under the Securities Exchange Act of 1934 (i.e., “public companies”) or other investment companies registered under the Act.

Additional information about the Trustees is available in the Fund’s Statement of Additional Information, which can be obtained from Goldman Sachs free of charge by calling this toll-free number (in the United States of America): 1-800-526-7384. Additional information about the Advisory Board Members will be available in the Fund’s Statement of Additional Information dated April 30, 2020, which will be available from Goldman Sachs free of charge by calling this toll-free number (in the United States of America): 1-800-526-7384.

26

GOLDMAN SACHS VARIABLE INSURANCE TRUST U.S. EQUITY INSIGHTS FUND

Trustees and Officers (Unaudited) (continued)

Officers of the Trust*

Name, Address and Age[1]	Position(s) Held with the Trust	Term of Office and Length of Time Served[2]	Principal Occupation(s) During Past 5 Years
James A. McNamara 200 West Street New York, NY 10282 Age: 57	Trustee and President	Since 2007

Advisory Director, Goldman Sachs (January 2018-Present); Managing Director, Goldman Sachs (January 2000-December 2017); Director of Institutional Fund Sales, GSAM (April 1998-December 2000); and Senior Vice President and Manager, Dreyfus Institutional Service Corporation (January 1993-April 1998).

President and Trustee — Goldman Sachs Trust; Goldman Sachs Variable Insurance Trust; Goldman Sachs Trust II; Goldman Sachs MLP Income Opportunities Fund; Goldman Sachs MLP and Energy Renaissance Fund; Goldman Sachs ETF Trust; Goldman Sachs Credit Income Fund; and Goldman Sachs Real Estate Diversified Income Fund.

Caroline L. Kraus 200 West Street New York, NY 10282 Age: 42	Secretary	Since 2012

Managing Director, Goldman Sachs (January 2016-Present); Vice President, Goldman Sachs (August 2006-December 2015); Associate General Counsel, Goldman Sachs (2012-Present); Assistant General Counsel, Goldman Sachs (August 2006-December 2011); and Associate, Weil, Gotshal & Manges, LLP (2002-2006).

Secretary — Goldman Sachs Trust (previously Assistant Secretary (2012)); Goldman Sachs Variable Insurance Trust (previously Assistant Secretary (2012)); Goldman Sachs Trust II; Goldman Sachs BDC, Inc.; Goldman Sachs Private Middle Market Credit LLC; Goldman Sachs Private Middle Market Credit II LLC; Goldman Sachs Middle Market Lending Corp.; Goldman Sachs MLP Income Opportunities Fund; Goldman Sachs MLP and Energy Renaissance Fund; Goldman Sachs ETF Trust; Goldman Sachs Credit Income Fund; and Goldman Sachs Real Estate Diversified Income Fund.

Joseph F. DiMaria 30 Hudson Street Jersey City, NJ 07302 Age: 51	Treasurer, Principal Financial Officer and Principal Accounting Officer	Since 2017 (Treasurer and Principal Financial Officer since 2019)

Managing Director, Goldman Sachs (November 2015-Present) and Vice President — Mutual Fund Administration, Columbia Management Investment Advisers, LLC

(May 2010-October 2015).

Treasurer, Principal Financial Officer and Principal Accounting Officer — Goldman Sachs Trust (previously Assistant Treasurer (2016)); Goldman Sachs Variable Insurance Trust (previously Assistant Treasurer (2016)); Goldman Sachs Trust II (previously Assistant Treasurer (2017)); Goldman Sachs MLP Income Opportunities Fund (previously Assistant Treasurer (2017)); Goldman Sachs MLP and Energy Renaissance Fund (previously Assistant Treasurer (2017)); Goldman Sachs ETF Trust (previously Assistant Treasurer (2017)); Goldman Sachs Credit Income Fund; and Goldman Sachs Real Estate Diversified Income Fund.

*

Represents a partial list of officers of the Trust. Additional information about all the officers is available in the Fund’s Statement of Additional Information, which can be obtained from Goldman Sachs free of charge by calling this toll-free number (in the United States): 1-800-526-7384.

[1]	Information is provided as of December 31, 2019.
[2]

Officers hold office at the pleasure of the Board of Trustees or until their successors are duly elected and qualified. Each officer holds comparable positions with certain other companies of which Goldman Sachs, GSAM or an affiliate thereof is the investment adviser, administrator and/or distributor.

Goldman Sachs Variable Insurance Trust — Tax Information (Unaudited)

For the year ended December 31, 2019, 93.85% of the dividends paid from net investment company taxable income by the U.S. Equity Insights Fund qualify for the dividends received deduction available to corporations.

Pursuant to Section 852 of the Internal Revenue Code, the U.S. Equity Insights Fund designates $10,911,445, or, if different, the maximum amount allowable, as capital gain dividends paid during the year ended December 31, 2019.

27

TRUSTEES	OFFICERS
Jessica Palmer, Chair	James A. McNamara, President
Dwight L. Bush*	Joseph F. DiMaria, Principal Financial Officer,
Kathryn A. Cassidy	Principal Accounting Officer and Treasurer
Diana M. Daniels	Caroline L. Kraus, Secretary
Joaquin Delgado*
James A. McNamara
Roy W. Templin
Gregory G. Weaver
*Effective as of January 23, 2020

GOLDMAN SACHS & CO. LLC

Distributor and Transfer Agent

GOLDMAN SACHS ASSET MANAGEMENT, L.P.

Investment Adviser

200 West Street, New York

New York 10282

Visit our web site at www.GSAMFUNDS.com to obtain the most recent month-end returns.

The reports concerning the Fund included in this shareholder report may contain certain forward-looking statements about the factors that may affect the performance of the Fund in the future. These statements are based on Fund management’s predictions and expectations concerning certain future events and their expected impact on the Fund, such as performance of the economy as a whole and of specific industry sectors, changes in the levels of interest rates, the impact of developing world events, and other factors that may influence the future performance of the Fund. Management believes these forward-looking statements to be reasonable, although they are inherently uncertain and difficult to predict. Actual events may cause adjustments in portfolio management strategies from those currently expected to be employed.

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities and information regarding how the Fund voted proxies relating to portfolio securities for the 12-month period ended December 31 is available (i) without charge, upon request by calling 1-800-621-2550; and (ii) on the Securities and Exchange Commission (“SEC”) web site at http://www.sec.gov.

The Fund will file its portfolio holdings information for each month in a fiscal quarter within 60 days after the end of the relevant fiscal quarter on Form N-PORT. Portfolio holdings information for the third month of each fiscal quarter will be made available on the SEC’s web site at http://www.sec.gov. Portfolio holdings information may be obtained upon request and without charge by calling 1-800-526-7384 (for Retail Shareholders) or 1-800-621-2550 (for Institutional Shareholders).

Views and opinions expressed are for informational purposes only and do not constitute a recommendation by GSAM to buy, sell, or hold any security. Views and opinions are current as of the date of this presentation and may be subject to change, they should not be construed as investment advice.

Goldman Sachs & Co. LLC (“Goldman Sachs”) does not provide legal, tax or accounting advice. Any statement contained in this communication (including any attachments) concerning U.S. tax matters was not intended or written to be used, and cannot be used, for the purpose of avoiding penalties under the Internal Revenue Code, and was written to support the promotion or marketing of transaction or matter addressed. Clients of Goldman Sachs should obtain their own independent tax advice based on their particular circumstances.

The website links provided are for your convenience only and are not an endorsement or recommendation by GSAM of any of these websites or the products or services offered. GSAM is not responsible for the accuracy and validity of the content of these websites.

Fund holdings and allocations shown are as of December 31, 2019 and may not be representative of future investments. Fund holdings should not be relied on in making investment decisions and should not be construed as research or investment advice regarding particular securities. Current and future holdings are subject to risk.

References to indices, benchmarks or other measures of relative market performance over a specified period of time are provided for your information only and do not imply that the portfolio will achieve similar results. The index composition may not reflect the manner in which a portfolio is constructed. While an adviser seeks to design a portfolio which reflects appropriate risk and return features, portfolio characteristics may deviate from those of the benchmark.

The Global Industry Classification Standard (“GICS”) was developed by and is the exclusive property and a service mark of Morgan Stanley Capital International Inc. (“MSCI”) and Standard & Poor’s, a division of The McGraw-Hill Companies, Inc. (“S&P”) and is licensed for use by Goldman Sachs. Neither MSCI, S&P nor any other party involved in making or compiling the GICS or any GICS classifications makes any express or implied warranties or representations with respect to such standard or classification (or the results to be obtained by the use thereof), and all such parties hereby expressly disclaim all warranties of originality, accuracy, completeness, merchantability or fitness for a particular purpose with respect to any of such standard or classification. Without limiting any of the foregoing, in no event shall MSCI, S&P, any of their affiliates or any third party involved in making or compiling the GICS or any GICS classifications have any liability for any direct, indirect, special, punitive, consequential or any other damages (including lost profits) even if notified of the possibility of such damages.

The portfolio risk management process includes an effort to monitor and manage risk, but does not imply low risk.

Shares of the Goldman Sachs VIT Funds are offered to separate accounts of participating life insurance companies for the purpose of funding variable annuity contracts and variable life insurance policies. Shares of the Fund are not offered directly to the general public. The variable annuity contracts and variable life insurance policies are described in the separate prospectuses issued by participating insurance companies. You should refer to those prospectuses for information about surrender charges, mortality and expense risk fees and other charges that may be assessed by participating insurance companies under the variable annuity contracts or variable life insurance policies. Such fees or charges, if any, may affect the return you may realize with respect to your investments. Ask your representative for more complete information. Please consider a fund’s objectives, risks and charges and expenses, and read the prospectus carefully before investing. The prospectus contains this and other information about the Fund.

This material is not authorized for distribution to prospective investors unless preceded or accompanied by a current prospectus or summary prospectus, if applicable. Investors should consider the Fund’s objective, risks, and charges and expenses, and read the summary prospectus, if available, and/or the prospectus carefully before investing or sending money. The summary prospectus, if available, and the prospectus contain this and other information about the Fund and may be obtained from your authorized dealer or from Goldman Sachs & Co. LLC by calling 1-800-621-2550.

This report is prepared for the general information of contract owners and is not an offer of shares of the Goldman Sachs Variable Insurance Trust — Goldman Sachs U.S. Equity Insights Fund.

© 2020 Goldman Sachs. All rights reserved.

VITUSAR-20/192788-OTU-1133679

ITEM 2.	CODE OF ETHICS.

(a)

As of the end of the period covered by this report, the registrant has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party (the “Code of Ethics”).

(b)	During the period covered by this report, no amendments were made to the provisions of the Code of Ethics.

(c)	During the period covered by this report, the registrant did not grant any waivers, including an implicit waiver, from any provision of the Code of Ethics.

(d)	A copy of the Code of Ethics is available as provided in Item 13(a)(1) of this report.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT.

The registrant’s board of trustees has determined that the registrant has at least one “audit committee financial expert” (as defined in Item 3 of Form N-CSR) serving on its audit committee. Gregory G. Weaver is the “audit committee financial expert” and is “independent” (as each term is defined in Item 3 of Form N-CSR).

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES.

Item 4 — Principal Accountant Fees and Services for the Goldman Sachs Variable Insurance Trust (“GSVIT”):

Table 1 – Items 4(a) - 4(d)

	2019	2018	Description of Services Rendered
Audit Fees:
• PricewaterhouseCoopers (“PwC”)	$437,130	$476,700	Financial statement audits.
Audit-Related Fees
PwC	$34,240	$18,142	Other attest services.
Tax Fees
PwC	$113,470	$116,270	Tax compliance services provided in connection with the preparation and review of the Registrant’s tax returns.

Items 4(b)(c) & (d) Table 2. Non-Audit Services to the GSVIT’s * that were pre-approved by the GSVIT’s Audit Committee pursuant to Rule 2-01(c)(7)(ii) of Regulation S-X

	2019	2018	Description of Services Rendered
Audit-Related Fees
PwC	$2,000,617	$1,845,098	Internal control review performed in accordance with Statement on Standards for Attestation Engagements No. 16 and Semi-Annual Updates related to withholding tax accrual for non-US Jurisdictions. These fees are borne by the Funds’ adviser.

*

These include the advisor (excluding sub-advisors) and any entity controlling, controlled by or under common control with the advisor that provides ongoing services to the registrant (hereinafter referred to as “service affiliates”).

Item 4(e)(1) — Audit Committee Pre Approval Policies and Procedures

Pre-Approval of Audit and Non-Audit Services Provided to the Funds of the Goldman Sachs Variable Insurance Trust. The Audit and Non-Audit Services Pre-Approval Policy (the “Policy”) adopted by the Audit Committee of GSVIT sets forth the procedures and the conditions pursuant to which services performed by an independent auditor for GSVIT may be pre-approved. Services may be pre-approved specifically by the Audit Committee as a whole or, in certain circumstances, by the Audit Committee Chairman or the person designated as the Audit Committee Financial Expert. In addition, subject to specified cost limitations, certain services may be pre-approved under the provisions of the Policy. The Policy provides that the Audit Committee will consider whether the services provided by an independent auditor are consistent with the Securities and Exchange Commission’s rules on auditor independence. The Policy provides for periodic review and pre-approval by the Audit Committee of the services that may be provided by the independent auditor.

De Minimis Waiver. The pre-approval requirements of the Policy may be waived with respect to the provision of non-audit services that are permissible for an independent auditor to perform, provided (1) the aggregate amount of all such services provided constitutes no more than five percent of the total amount of revenues subject to pre-approval that was paid to the independent auditors during the fiscal year in which the services are provided; (2) such services were not recognized by GSVIT at the time of the engagement to be non-audit services; and (3) such services are promptly brought to the attention of the Audit Committee and approved prior to the completion of the audit by the Audit Committee or by one or more members of the Audit Committee to whom authority to grant such approvals has been delegated by the Audit Committee, pursuant to the pre-approval provisions of the Policy.

Pre-Approval of Non-Audit Services Provided to GSVIT’s Investment Advisers. The Policy provides that, in addition to requiring pre-approval of audit and non-audit services provided to GSVIT, the Audit Committee will pre-approve those non-audit services provided to GSVIT’s investment advisers (and entities controlling, controlled by or under common control with the investment advisers that provide ongoing services to GSVIT) where the engagement relates directly to the operations or financial reporting of GSVIT.

Item 4(e)(2) — 0% of the audit-related fees, tax fees and other fees listed in Table 1 were approved by GSVIT’s Audit Committee pursuant to the “de minimis” exception of Rule 2-01(c)(7)(i)(C) of Regulation S-X. In addition, 0% of the non-audit services to the GSVIT’s service affiliates listed in Table 2 were approved by GSVIT’s Audit Committee pursuant to the “de minimis” exception of Rule 2-01(c)(7)(i)(C) of Regulation S-X.

Item 4(f) — Not applicable.

Items 4(g) Aggregate Non-Audit Fees Disclosure

The aggregate non-audit fees billed to GSVIT for the twelve months ended December 31, 2019 and December 31, 2018 by PwC were approximately $147,710 and $134,412, respectively.

The aggregate non-audit fees billed to GSVIT’s adviser and service affiliates for non-audit services for the twelve months ended December 31, 2018 and December 31, 2017 by PwC were approximately $12.3 million and $9.4 million, respectively. The figures for these entities are not yet available for the twelve months ended December 31, 2019. With regard to the aggregate non-audit fees billed to GSVIT’s adviser and service affiliates, the 2018 and 2017 amounts include fees for non-audit services required to be pre-approved [see Table 2] and fees for non-audit services that did not require pre-approval since they did not directly relate to GSVIT’s operations or financial reporting.

Items 4(h) — GSVIT’s Audit Committee has considered whether the provision of non-audit services to GSVIT’s investment adviser and service affiliates that did not require pre-approval pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the auditor’s independence.

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable.

ITEM 6.	SCHEDULE OF INVESTMENTS

Schedule of Investments is included as part of the Reports to Shareholders filed under Item 1.

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 8.	PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES

Not applicable.

ITEM 9.	PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS

Not applicable.

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

There have been no material changes to the procedures by which shareholders may recommend nominees to the registrant’s board of trustees.

ITEM 11.	CONTROLS AND PROCEDURES.

(a)

The registrant’s principal executive and principal financial officers or persons performing similar functions have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”)) are effective as of a date within 90 days of the filing date of this report that includes the disclosure required by this paragraph, based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act and 15d-15(b) under the Securities Exchange Act of 1934, as amended.

(b)

There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the period covered by this report that have materially affected, or are reasonably likely to materially affect the registrant’s internal control over financial reporting.

ITEM 12.	DISCLOSURE OF SECURITIES LENDING ACTIVITIES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 13.	EXHIBITS.

(a)(1)		Goldman Sachs Variable Insurance Trust’s Code of Ethics for Principal Executive and Senior Financial Officers is incorporated by reference to Exhibit 12(a)(1) of the registrant’s Form N-CSR filed on February 27, 2015.

(a)(2)	Exhibit 99.CERT	Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 filed herewith

(a)(3)		Not applicable to open-end investment companies.

(a)(4)		There was no change in the registrant’s independent public accountant for the period covered by this report.

(b)	Exhibit 99.906CERT	Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 filed herewith

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Goldman Sachs Variable Insurance Trust

/s/ James A. McNamara
By: James A. McNamara
Chief Executive Officer of
Goldman Sachs Variable Insurance Trust

Date: February 24, 2020

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

/s/ James A. McNamara
By: James A. McNamara
Chief Executive Officer of
Goldman Sachs Variable Insurance Trust

Date: February 24, 2020

/s/ Joseph F. DiMaria
By: Joseph F. DiMaria
Principal Financial Officer of
Goldman Sachs Variable Insurance Trust

Date: February 24, 2020